                                            STATEMENT OF ADDITIONAL INFORMATION

                                                    SEPTEMBER 11, 2000
                                             (AS REVISED ON OCTOBER 31, 2000)
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                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
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This Statement of Additional  Information  ("SAI") is not a prospectus and should be read in conjunction with the Company's current  Prospectus,  dated September 11, 2000. A copy of the Company's  Prospectus may be obtained by writing to "American
Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                                                    GENERAL INFORMATION

         American Skandia Advisor Funds,  Inc. (the "Company") is an open-end  management  investment  company comprised of twenty-five  diversified  investment portfolios (each a "Fund" and together the "Funds").  The Company was established as a
Maryland  corporation on March 5, 1997, and had no business history prior to the Fund's  commencement of operations on July
28,  1997.  Five of the Funds -- ASAF  American  Century  International  Growth  Fund  (formerly,  the ASAF T.  Rowe  Price
International  Equity Fund),  ASAF Janus Capital Growth Fund,  ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund
and ASAF JPM Money Market Fund (each a "Feeder  Fund" and together  the "Feeder  Funds") -- invest all of their  investable assets in a corresponding  portfolio (each a "Portfolio" and together the  "Portfolios")  of American  Skandia Master Trust
(the "Trust"),  an open-end  management  investment  company  comprised of five  diversified  investment  portfolios.  Each
Portfolio  of the Trust  invests in  securities  in  accordance  with an  investment  objective,  investment  policies  and limitations  identical to those of its  corresponding  Feeder Fund. This  "master/feeder"  fund structure differs from that of the other  Funds of the  Company  and many other  investment  companies  which  directly  invest  and  manage  their own portfolio of  securities.  Those Funds of the Company  which  currently  are not  organized  under a  "master/feeder"  fund structure (the  "Non-Feeder  Funds") retain the right to invest their assets in a  corresponding  Portfolio of the Trust in the future. For additional  information  regarding the "master/feeder"  fund structure,  see the Company's Prospectus under
"Special  Information  on the 'Master  Feeder' Fund  Structure" and this SAI under  "Additional  Information on the `Master
Feeder' Fund Structure."

         American Skandia Investment Services,  Incorporated  ("ASISI" or the "Investment  Manager") acts as the investment manager  for  both  the  Non-Feeder  Funds  and  the  Portfolios.  Currently,  ASISI  engages  the  following  sub-advisors
("Sub-advisor(s)")  for the investment  management of each Non-Feeder Fund and Portfolio:  (a) ASAF Founders  International
Small  Capitalization  Fund:  Founders  Asset  Management  LLC;  (b) ASAF AIM  International  Equity  Fund:  A I M  Capital
Management,  Inc.; (c) ASAF Janus Overseas Growth Fund: Janus Capital Corporation;  (d) ASMT American Century International
Growth  Portfolio  (formerly,  the  ASMT T.  Rowe  Price  International  Equity  Portfolio);  American  Century  Investment
Management,  Inc. (e) ASAF Janus Small-Cap Growth Fund: Janus Capital  Corporation;  (f) ASAF Kemper Small-Cap Growth Fund:
Scudder  Kemper  Investments,  Inc. (g) ASAF T. Rowe Price Small Company Value Fund: T. Rowe Price  Associates,  Inc.;  (h)
ASAF Janus Mid-Cap  Growth Fund:  Janus Capital  Corporation;  (i) ASAF Neuberger  Berman  Mid-Cap  Growth Fund:  Neuberger
Berman  Management  Inc.; (j) ASAF Neuberger Berman Mid-Cap Value Fund:  Neuberger  Berman  Management Inc.; (k) ASAF Alger
All-Cap Growth Fund: Fred Alger  Management,  Inc.; (l) ASAF Gabelli All-Cap Value Fund:  GAMCO  Investors,  Inc.; (m) ASAF
INVESCO  Technology Fund:  INVESCO Funds Group,  Inc.; (n) ASAF Rydex Managed OTC Fund:  Rydex Global  Advisors;  (o) ASAF Alliance
Growth Fund (formerly,  the ASAF  Oppenheimer  Large-Cap Growth Fund);  Alliance Capital  Management L.P.; (p) ASAF Marsico
Capital  Growth  Fund:  Marsico  Capital  Management,  LLC.;  (q)  ASMT  Janus  Capital  Growth  Portfolio:  Janus  Capital
Corporation;  (r) ASAF Sanford  Bernstein  Managed  Index 500 Fund  (formerly,  ASAF Bankers Trust Managed Index 500 Fund):
Sanford C.  Bernstein & Co.; (s) ASAF Alliance  Growth & Income Fund  (formerly,  ASAF Lord Abbett Growth and Income Fund):
Alliance Capital  Management L.P.; (t) ASAF MFS Growth with Income Fund:  Massachusetts  Financial  Services  Company;  (u)
ASMT INVESCO  Equity Income  Portfolio:  INVESCO Funds Group,  Inc.;  (v) ASAF American  Century  Strategic  Balanced Fund:
American Century Investment  Management,  Inc.; (w) ASAF Federated High Yield Bond Fund: Federated  Investment  Counseling;
(x) ASMT  PIMCO  Total  Return  Bond  Portfolio:  Pacific  Investment  Management  Company;  and (y) ASMT JPM Money  Market
Portfolio: J.P. Morgan Investment Management Inc.

                                             INVESTMENT PROGRAMS OF THE FUNDS

         The following  information  supplements,  and should be read in conjunction with, the discussion in the Prospectus of the  investment  objective and policies of each Fund and Portfolio.  The investment  objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The investment  objective and, unless otherwise  specified,  the investment  policies and limitations of each Fund and  Portfolio  are not  "fundamental"  policies and may be changed by the  Directors of the Company or the Trustees of the
Trust, where applicable,  without shareholder  approval.  Those investment policies  specifically labeled as "fundamental,"
including  those described in the  "Fundamental  Investment  Restrictions"  section of this SAI, may not be changed without shareholder  approval.  Fundamental  investment policies of a Fund or Portfolio may be changed only with the approval of at least  the  lesser  of (1) 67% or more of the  total  units of  beneficial  interest  ("shares")  of the Fund or  Portfolio represented  at a meeting at which more than 50% of the  outstanding  shares of the Fund or Portfolio are  represented,  or
(2) a majority of the outstanding shares of the Fund or Portfolio.

 .........Notwithstanding  any other investment  policy of a Fund, each Fund may invest all of its investable  assets (cash, securities,  and receivables relating to securities) in an open-end management  investment company having substantially the same  investment  objective,  policies  and  limitations  as the Fund.  Those  Funds  which  currently  invest all of their investable  assets in such a manner,  the Feeder Funds,  seek to meet their respective  investment  objectives by investing all of their  investable  assets in a corresponding  Portfolio of the Trust,  which in turn invests directly in a portfolio of securities in accordance  with the  investment  objective,  policies and  limitations of its Feeder Fund. The investment objective,  policies and limitations of each Feeder Fund are otherwise  identical to those of its corresponding  Portfolio.
As such,  the  following  discussion  of the Feeder Funds,  including  references  to the  Directors of the Company,  apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.

ASAF Founders International Small Capitalization Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Options On Stock  Indices and Stocks.  An option is a right to buy or sell a security at a specified  price within a limited  period of time.  The Fund may write  ("sell")  covered call options on any or all of its  portfolio  securities.
In  addition,  the Fund may  purchase  options on  securities.  The Fund may also  purchase  put and call  options on stock indices.

         The Fund may write  ("sell")  options on any or all of its portfolio  securities and at such time and from time to time as the  Sub-advisor  shall determine to be  appropriate.  No specified  percentage of the Fund's assets is invested in securities  with respect to which options may be written.  The extent of the Fund's  option  writing  activities  will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Fund  purchases  a security  with  respect to which it intends to write an option,  it is likely that the option  will be  written  concurrently  with or  shortly  after  purchase.  The Fund will  write an option on a  particular security  only if the  Sub-advisor  believes  that a liquid  secondary  market will exist on an exchange for options of the same series,  which will permit the Fund to enter into a closing  purchase  transaction and close out its position.  If the
Fund  desires  to sell a  particular  security  on which it has  written  an  option,  it will  effect a  closing  purchase transaction prior to or concurrently with the sale of the security.

         The Fund may enter into  closing  purchase  transactions  to reduce the  percentage  of its assets  against  which options are written,  to realize a profit on a previously  written  option,  or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options  written by the Fund will  normally  have  expiration  dates  between  three and nine months from the date written.  The  exercise  prices of options may be below,  equal to or above the  current  market  values of the  underlying securities  at the times the options are  written.  From time to time for tax and other  reasons,  the Fund may purchase an underlying  security for  delivery in  accordance  with an exercise  notice  assigned to it,  rather than  delivering  such security from its portfolio.

         A stock index  measures  the  movement of a certain  group of stocks by  assigning  relative  values to the stocks included  in the index.  The Fund  purchases  put  options on stock  indices to protect the  portfolio  against  decline in value.  The Fund  purchases  call options on stock  indices to  establish a position in equities as a temporary  substitute for  purchasing  individual  stocks  that then may be  acquired  over the option  period in a manner  designed  to minimize adverse  price  movements.  Purchasing  put and call options on stock indices also permits  greater time for  evaluation of investment  alternatives.  When the Sub-advisor  believes that the trend of stock prices may be downward,  particularly for a short period of time,  the purchase of put options on stock  indices may  eliminate  the need to sell less liquid  stocks and possibly  repurchase  them later.  The purpose of these  transactions  is not to generate gain, but to "hedge"  against possible loss.  Therefore,  successful  hedging  activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher  prices the Fund must pay in rising  markets,  as cash  reserves are invested.
In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

         The Fund may  purchase  only those put and call  options  that are listed on a domestic  exchange or quoted on the automatic quotation system of the National  Association of Securities  Dealers,  Inc.  ("NASDAQ").  Options traded on stock exchanges are either  broadly based,  such as the Standard & Poor's 500 Stock Index and 100 Stock Index,  or involve stocks in a designated  industry or group of industries.  The Fund may utilize  either broadly based or market segment  indices in seeking a better correlation between the indices and the Fund.

         Transactions  in options are subject to  limitations,  established by each of the exchanges upon which options are traded,  governing the maximum  number of options  which may be written or held by a single  investor or group of investors acting in concert,  regardless  of whether the options are held in one or more  accounts.  Thus,  the number of options the
Fund may hold may be affected by options held by other  advisory  clients of the  Sub-advisor.  As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

         One  risk of  holding  a put or a call  option  is that if the  option  is not  sold  or  exercised  prior  to its expiration,  it  becomes  worthless.  However,  this  risk is  limited  to the  premium  paid by the Fund.  Other  risks of purchasing  options include the possibility  that a liquid  secondary market may not exist at a time when the Fund may wish to close out an option  position.  It is also  possible  that trading in options on stock indices might be halted at a time when the  securities  markets  generally  were to remain  open.  In cases where the market  value of an issue  supporting a covered  call option  exceeds the strike price plus the premium on the call,  the Fund will lose the right to  appreciation of the stock for the  duration of the  option.  For an  additional  discussion  of options on stock  indices and stocks and certain risks  involved  therein,  see this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Futures  Contracts.  The Fund may enter into futures  contracts (or options  thereon) for hedging  purposes.  U.S.
futures  contracts are traded on exchanges which have been designated  "contract  markets" by the Commodity Futures Trading
Commission (the "CFTC") and must be executed  through a futures  commission  merchant (an "FCM") or brokerage firm which is a member of the relevant  contract market.  Although futures  contracts by their terms call for the delivery or acquisition of the  underlying  commodities  or a cash  payment  based on the value of the  underlying  commodities,  in most cases the contractual  obligation  is offset  before  the  delivery  date of the  contract  by buying,  in the case of a  contractual obligation  to sell,  or selling,  in the case of a  contractual  obligation  to buy, an  identical  futures  contract on a commodities exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered  purchasing equity  securities and sought to protect  itself from  fluctuations  in prices without buying or selling those  securities.
For example,  if prices were expected to decrease,  the Fund could sell equity index futures  contracts,  thereby hoping to offset a potential decline in the value of equity  securities in the portfolio by a corresponding  increase in the value of the futures  contract  position held by the Fund and thereby  prevent the Fund's net asset value from  declining as much as it otherwise  would have. The Fund also could protect  against  potential  price declines by selling  portfolio  securities and  investing in money market  instruments.  However,  since the futures  market is more liquid than the cash market,  the use of futures  contracts as an investment  technique would allow the Fund to maintain a defensive  position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities  are  expected to  increase,  futures  contracts  could be bought to attempt  to hedge  against  the  possibility  of having to buy  equity  securities  at higher  prices.  This  technique  is sometimes known as an anticipatory  hedge.  Since the  fluctuations in the value of futures  contracts should be similar to those of equity  securities,  the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had  stabilized.  At that time, the futures  contracts  could be liquidated and the Fund could buy equity securities on the cash market.

         The Fund may also enter  into  interest  rate and  foreign  currency  futures  contracts.  Interest  rate  futures contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury
Notes,  Government National Mortgage Association modified  pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank  certificates  of deposit and  commercial  paper.  Foreign  currency  futures  contracts  currently  are traded on the
British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Fund will not, as to any  positions,  whether  long,  short or a combination  thereof,  enter into futures and options  thereon for which the  aggregate  initial  margins and  premiums  exceed 5% of the fair market  value of its total assets after taking into account  unrealized  profits and losses on options  entered into. In the case of an option that is
"in-the-money,"  the  in-the-money  amount may be  excluded in  computing  such 5%. In general a call option on a future is
"in-the-money"  if the value of the future exceeds the exercise  ("strike")  price of the call; a put option on a future is
"in-the-money"  if the value of the future  which is the  subject of the put is  exceeded  by the strike  price of the put.
The Fund may use futures and options  thereon  solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which are used as part of the Fund's  strategies  and are  incidental to its  activities in the underlying cash market,  the  "underlying  commodity  value" of the Fund's futures and options  thereon must not exceed the sum of (i)
cash set aside in an identifiable  manner,  or short-term U.S. debt obligations or other  dollar-denominated  high-quality, short-term  money  instruments so set aside,  plus sums deposited on margin;  (ii) cash proceeds from existing  investments due in 30 days; and (iii) accrued profits held at the futures commission  merchant.  The "underlying  commodity value" of a future is computed by multiplying the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the Fund  purchases  or sells a security,  no price is paid or received by the Fund upon the purchase or sale of a futures  contract.  Instead,  the Fund is required to deposit in a segregated  asset account an amount of cash or qualifying  securities  (currently  U.S.  Treasury  bills),  currently in a minimum amount of $15,000.
This is called  "initial  margin." Such initial margin is in the nature of a performance  bond or good faith deposit on the contract.  However,  since losses on open  contracts  are required to be reflected in cash in the form of variation  margin payments,  the Fund may be  required  to make  additional  payments  during  the term of a  contract  to its  broker.  Such payments  would be required,  for example,  where,  during the term of an interest rate futures  contract  purchased by the
Fund,  there was a general  increase  in  interest  rates,  thereby  making the Fund's  securities  less  valuable.  In all instances  involving  the purchase of financial  futures  contracts by the Fund, an amount of cash together with such other securities  as permitted by  applicable  regulatory  authorities  to be utilized  for such  purpose,  at least equal to the market  value  of the  future  contracts,  will  be  deposited  in a  segregated  account  with  the  Fund's  custodian  to collateralize  the position.  At any time prior to the  expiration of a futures  contract,  the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

         Because futures  contracts are generally  settled within a day from the date they are closed out,  compared with a settlement period of three business days for most types of securities,  the futures markets can provide superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid  secondary  market will exist for any particular futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures  contracts  and may halt  trading if a  contract's  price moves  upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be impossible for the Fund to enter into new  positions  or close out  existing  positions.  If the  secondary  market for a futures  contract  were not liquid because of price  fluctuation  limits or otherwise,  the Fund would not promptly be able to liquidate  unfavorable  futures positions and potentially  could be required to continue to hold a futures position until the delivery date,  regardless of changes in its value.  As a result,  the Fund's  access to other assets held to cover its futures  positions  also could be impaired.  For an additional  discussion of futures  contracts and certain  risks  involved  therein,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may purchase put and call  options on futures  contracts.  An option on a futures  contract  provides the holder with the right to enter into a "long" position in the underlying  futures  contract, in the case of a call option, or a "short" position in the underlying  futures contract,  in the case of a put option, at a fixed exercise price to a stated  expiration  date.  Upon exercise of the option by the holder,  a contract market clearing house  establishes  a  corresponding  short  position  for the writer of the  option,  in the case of a call  option,  or a corresponding  long position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures  contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase  or sale of an option of the same  series  (i.e.,  the same  exercise  price and  expiration  date) as the  option previously  purchased or sold. The  difference  between the premiums paid and received  represents  the trader's  profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security,  becomes worthless to the holder when it expires.  Upon exercise of an option,  the exchange or contract  market  clearing  house assigns  exercise  notices on a random basis to those of its members  which have written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving  such notices then assigns them on a random basis to those of its  customers  which have written options  of the same  series  and  expiration  date.  A writer  therefore  has no control  over  whether an option  will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures  contract is similar in some  respects to the purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending on the pricing of the option  compared to either the price of the futures  contract upon which it is based or the price of the  underlying  instrument,  ownership of the option may or may not be less risky than  ownership of the futures  contract or the underlying  instrument.  As with the purchase of futures  contracts,  when the Fund is not fully  invested it could buy a call option on a futures  contract to hedge against a market  advance.  The purchase of a put option on a futures  contract is similar in some respects to the purchase of protective put options on portfolio  securities.  For example,  the Fund would be able to buy a put option on a futures  contract  to hedge the Fund  against  the risk of  falling  prices.  For an  additional  discussion  of options on futures  contracts and certain risks  involved  therein,  see this SAI and the Company's  Prospectus  under  "Certain Risks
Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may buy and sell options on foreign currencies for hedging purposes in a manner  similar to that in which  futures on foreign  currencies  would be  utilized.  For  example,  a decline in the U.S.
dollar value of a foreign  currency in which  portfolio  securities are  denominated  would reduce the U.S. dollar value of such  securities,  even if their  value in the  foreign  currency  remained  constant.  In order to  protect  against  such diminutions  in the value of portfolio  securities,  the Fund could buy put options on the foreign  currency.  If the value of the  currency  declines,  the Fund would have the right to sell such  currency  for a fixed  amount in U.S.  dollars and would  thereby  offset,  in whole or in  part,  the  adverse  effect  on the Fund  which  otherwise  would  have  resulted.
Conversely,  when a rise is  projected  in the U.S.  dollar  value of a currency in which  securities  to be  acquired  are denominated,  thereby  increasing the cost of such  securities,  the Fund could buy call options  thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign  currencies  traded on  national  securities  exchanges  are  within  the  jurisdiction  of the
Securities and Exchange  Commission (the "SEC"),  as are other securities  traded on such exchanges.  As a result,  many of the  protections  provided to traders on organized  exchanges  will be  available  with  respect to such  transactions.  In particular,  all  foreign  currency  option  positions  entered  into on a national  securities  exchange  are  cleared and guaranteed by the Options Clearing  Corporation  ("OCC"),  thereby reducing the risk of counterparty  default.  Further,  a liquid  secondary  market in options  traded on a national  securities  exchange may be more readily  available than in the over-the-counter  market,  potentially  permitting  the Fund to liquidate  open  positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  however,  is subject to the risks of the availability  of a liquid  secondary  market  described  above, as well as the risks  regarding  adverse market  movements, margining  of  options  written,  the  nature  of the  foreign  currency  market,  possible  intervention  by  governmental authorities,  and the effects of other  political  and economic  events.  In addition,  exchange-traded  options on foreign currencies  involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The successful use of the investment  practices described above with respect to futures  contracts,  options on futures  contracts,  and options on  securities  indices,  securities,  and foreign  currencies draws upon skills and experience which are different from those needed to select the other  instruments in which the Fund invests.  Should  interest or exchange rates or the prices of securities or financial  indices move in an unexpected  manner,  the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter  instruments,  and adverse market movements could therefore  continue to an unlimited extent over a period of time. In addition,  the correlation  between  movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in the foregoing  instruments  will depend on the  availability  of liquid markets in the  instruments.  Markets in a number of the instruments are relatively new and still  developing and it is  impossible  to predict the amount of trading  interest that may exist in those  instruments  in the future.  Particular risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Fund as the possible  loss of the entire  premium paid for an option  bought by the Fund and the possible need to defer closing out positions in certain  instruments  to avoid adverse tax  consequences.  As a result,  no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S.  Government  securities,  futures contracts,  options on futures contracts,  forward contracts  and  options  on  foreign  currencies  may be  traded on  foreign  exchanges  and  over-the-counter  in  foreign countries.  Such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of foreign  currencies  or  securities.  The value of such  positions  also could be affected  adversely by (i) other  complex foreign  political  and  economic  factors,  (ii) lesser  availability  than in the United  States of data on which to make trading  decisions,  (iii) delays in the Fund's  ability to act upon economic  events  occurring in foreign  markets during nonbusiness hours in the United States,  (iv) the imposition of different  exercise and settlement terms and procedures and margin  requirements than in the United States, and (v) low trading volume.  For an additional  discussion of certain risks involved in investing in futures and options,  see this SAI and the Company's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Foreign  Securities.  Investments in foreign  countries  involve certain risks which are not typically  associated with U.S.  investments.  For a discussion of certain risks  involved in foreign  investing,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts for Purchase or Sale of Foreign  Currencies.  The Fund generally  conducts its foreign currency exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  exchange  currency market.
When the Fund  purchases  or sells a  security  denominated  in a foreign  currency,  it may enter  into a forward  foreign currency contract  ("forward  contract") for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign currency  involved in the underlying  security  transaction.  A forward contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  The Fund generally will not enter into forward  contracts with a term greater than one year.  In this manner,  the Fund may obtain  protection  against a possible  loss  resulting  from an adverse change in the  relationship  between the U.S.  dollar and the foreign  currency  during the period between the date the security is purchased or sold and the date upon which  payment is made or received.  Although  such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential  gain which might  result  should the value of such  currency  increase.  The Fund will not  speculate in forward contracts.

         Forward  contracts are traded in the interbank market  conducted  directly between currency traders (usually large commercial  banks) and their  customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the  difference  between the prices at which they buy and sell  various  currencies.  When the  Sub-advisor believes that the currency of a particular  foreign  country may suffer a substantial  decline  against the U.S. dollar (or sometimes  against  another  currency),  the Fund may enter into a forward  contract to sell,  for a fixed  dollar or other currency  amount,  foreign currency  approximating  the value of some or all of the Fund's  securities  denominated in that currency.  In addition,  the Fund may engage in "proxy-hedging,"  i.e., entering into forward contracts to sell a different foreign  currency than the one in which the underlying  investments are denominated  with the expectation that the value of the hedged  currency  will  correlate  with the value of the  underlying  currency.  The Fund will not enter  into  forward contracts or maintain a net exposure to such contracts  where the  fulfillment  of the contracts  would require the Fund to deliver an amount of foreign  currency or a proxy  currency  in excess of the value of its  portfolio  securities  or other assets  denominated in the currency being hedged.  Forward  contracts  may, from time to time, be considered  illiquid,  in which case they would be subject to the Fund's limitation on investing in illiquid securities.

         At the  consummation  of a forward  contract for delivery by the Fund of a foreign  currency,  the Fund may either make  delivery  of the  foreign  currency or  terminate  its  contractual  obligation  to deliver  the foreign  currency by purchasing an offsetting  contract  obligating it to purchase,  at the same maturity  date,  the same amount of the foreign currency.  If the Fund  chooses to make  delivery of the  foreign  currency,  it may be  required  to obtain such  currency through the sale of portfolio  securities  denominated  in such  currency or through  conversion  of other Fund assets into such currency.

         Dealings in forward  contracts by the Fund will be limited to the  transactions  described  above. Of course,  the
Fund is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.  It also should be realized  that this method of protecting  the value of the  Fund's  securities  against a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange which can be achieved at some future point in time.  Additionally,  although such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain  which  might  result  should the value of such currency  increase.  For an  additional  discussion  of forward  foreign  currency  contracts  and certain  risks  involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities.  As discussed in the Company's Prospectus,  the Fund may invest up to 15% of the value of its net assets,  measured at the time of investment,  in investments which are not readily  marketable.  Restricted  securities are  securities  that may not be resold to the public  without  registration  under the  Securities  Act of 1933 (the "1933
Act").  Restricted  securities  (other  than Rule 144A  securities  deemed to be liquid,  discussed  below) and  securities which,  due to their market or the nature of the security,  have no readily  available  markets for their  disposition  are considered to be not readily  marketable or "illiquid."  These  limitations on resale and marketability may have the effect of preventing  the Fund from  disposing of such a security at the time desired or at a reasonable  price.  In addition,  in order to resell a  restricted  security,  the Fund might have to bear the  expense  and incur the  delays  associated  with effecting  registration.  In  purchasing  illiquid  securities,  the  Fund  does  not  intend  to  engage  in  underwriting activities,  except to the  extent  the Fund may be deemed  to be a  statutory  underwriter  under  the  Securities  Act in purchasing or selling such  securities.  Illiquid  securities  will be purchased for  investment  purposes only and not for the  purpose of  exercising  control or  management  of other  companies.  For an  additional  discussion  of  illiquid  or restricted  securities and certain risks involved  therein,  see the Company's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Rule 144A  Securities.  In recent years, a large  institutional  market has developed for certain  securities that are not registered under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general public, but instead will often depend on an efficient  institutional  market in which such unregistered  securities can  readily  be resold or on an  issuer's  ability  to honor a demand for  repayment.  Therefore,  the fact that there are contractual  or legal  restrictions  on resale to the general  public or certain  institutions  is not  dispositive  of the liquidity of such investments.

         Rule 144A under the 1933 Act  establishes a "safe harbor" from the  registration  requirements of the 1933 Act for resales of certain  securities to qualified  institutional  buyers.  The Fund may invest in Rule 144A securities  which, as disclosed in the Company's  Prospectus,  are restricted  securities which may or may not be readily  marketable.  Rule 144A securities are readily  marketable if institutional  markets for the securities develop pursuant to Rule 144A which provide both readily  ascertainable  values for the  securities  and the ability to liquidate the  securities  when  liquidation is deemed  necessary  or  advisable.  However,  an  insufficient  number  of  qualified  institutional  buyers  interested  in purchasing a Rule 144A  security  held by the Fund could affect  adversely the  marketability  of the security.  In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

         The  Sub-advisor  will determine that a liquid market exists for securities  eligible for resale  pursuant to Rule
144A  under the 1933  Act,  or any  successor  to such  rule,  and that  such  securities  are not  subject  to the  Fund's limitations  on investing in  securities  that are not readily  marketable.  The  Sub-advisor  will  consider the following factors,  among  others,  in making  this  determination:  (1) the  unregistered  nature of a Rule 144A  security;  (2) the frequency  of trades and quotes for the  security;  (3) the number of dealers  willing to purchase or sell the security and the number of additional  potential  purchasers;  (4) dealer  undertakings  to make a market in the  security;  and (5) the nature of the  security  and the nature of market  place  trades  (e.g.,  the time needed to dispose of the  security,  the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income  Securities.  The Fund may invest up to 5% of its total assets in fixed-income securities  which are  unrated  or are rated  below  investment  grade  either  at the time of  purchase  or as a result of reduction in rating after  purchase.  (This  limitation  does not apply to convertible  securities  and preferred  stocks.)
Investments in  lower-rated  or unrated  securities  are generally  considered to be of high risk.  These debt  securities, commonly  referred to as junk bonds, are generally  subject to two kinds of risk,  credit risk and market risk. Credit risk relates to the  ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  The ratings given a security by Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit  risk.  For a  description  of  securities  ratings,  see the  Appendix to this SAI.  The lower the rating  given a security by a rating  service,  the greater the credit  risk such rating  service  perceives  to exist with respect to the security.  Increasing the amount of the Fund's assets invested in unrated or lower grade  securities,  while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market  values of debt  securities  in which the Fund  invests  generally will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values  of such  securities,  whereas a  decline  in  interest  rates  will  tend to  increase  their  values.  Medium  and lower-rated  securities (Baa or BBB and lower) and non-rated  securities of comparable  quality tend to be subject to wider fluctuations in yields and market values than higher rated  securities and may have speculative  characteristics.  In order to decrease  the risk in  investing  in debt  securities,  in no event will the Fund ever invest in a debt  security  rated below B by Moody's or by S&P.  Of course,  relying in part on ratings  assigned by credit  agencies  in making  investments will not  protect the Fund from the risk that the  securities  in which they invest  will  decline in value,  since  credit ratings represent evaluations of the safety of principal,  dividend, and interest payments on debt securities,  and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated  securities  involves greater credit risk,  achievement of the Fund's investment  objective may be more  dependent on the  Sub-advisor's  own credit  analysis than is the case for funds that do not invest in such  securities.  In addition,  the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality,  shorter term securities.  Moreover,  a significant  economic downturn or major increase in interest rates may result in issuers of lower-rated  securities  experiencing  increased  financial stress,  which would adversely affect their ability to service their principal,  dividend,  and interest  obligations,  meet projected  business goals,  and  obtain  additional  financing.  In this  regard,  it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced  economic  downturns in recent years, this  market has  involved  a  significant  increase  in the use of high yield debt  securities  to fund  highly  leveraged corporate  acquisitions and restructurings.  Past experience may not,  therefore,  provide an accurate indication of future performance of the high yield debt  securities  market,  particularly  during periods of economic  recession.  Furthermore, expenses  incurred in recovering an  investment  in a defaulted  security may adversely  affect the Fund's net asset value.
Finally,  while the Sub-advisor  attempts to limit purchases of medium and lower-rated  securities to securities  having an established  secondary  market,  the  secondary  market for such  securities  may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such  securities may adversely  affect the market price of, and ability of the Fund to value,  particular  securities at certain  times,  thereby making it difficult to make specific  valuation  determinations.  The Fund does not invest in any  medium  and  lower-rated  securities  which  present special tax  consequences,  such as zero-coupon bonds or pay-in-kind  bonds. For an additional  discussion of certain risks involved in lower-rated  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments  through  diversification and  consideration  of factors  affecting  the value of  securities  it  considers  relevant.  No  assurance  can be given, however,  regarding  the  degree of  success  that will be  achieved  in this  regard  or that the Fund  will  achieve  its investment objective.

         Repurchase  Agreements.  Subject to guidelines  promulgated  by the  Directors of the Company,  the Fund may enter into repurchase  agreements with respect to money market instruments  eligible for investment by the Fund with member banks of the Federal Reserve system,  registered  broker-dealers,  and registered  government  securities  dealers.  A repurchase agreement may be considered a loan  collateralized by securities.  Repurchase  agreements  maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

         The Fund has not  adopted  any limits on the  amounts  of its total  assets  that may be  invested  in  repurchase agreements  which  mature in less than seven  days.  The Fund may invest up to 15% of the market  value of its net  assets, measured  at the time of  purchase,  in  securities  which are not  readily  marketable,  including  repurchase  agreements maturing in more than seven days.  For an  additional  discussion  of  repurchase  agreements  and certain  risks  involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  The Fund  may buy  securities  convertible  into  common  stock  if,  for  example,  the
Sub-advisor  believes  that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities eligible for purchase include  convertible bonds,  convertible  preferred stocks, and warrants.  A warrant is an instrument issued by a corporation  which gives the holder the right to subscribe to a specific  amount of the  corporation's  capital stock at a set price for a specified period of time.  Warrants do not represent  ownership of the securities,  but only the right to buy the  securities.  The  prices of  warrants  do not  necessarily  move  parallel  to the  prices of  underlying securities.  Warrants may be considered  speculative  in that they have no voting  rights,  pay no  dividends,  and have no rights with  respect to the assets of a  corporation  issuing  them.  Warrant  positions  will not be used to increase  the leverage of the Fund;  consequently,  warrant  positions  are generally  accompanied  by cash  positions  equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to 100% of the  assets  of the Fund  may be  invested  temporarily  in U.S.
government  obligations,  commercial paper, bank obligations,  repurchase  agreements,  negotiable U.S.  dollar-denominated obligations  of domestic  and  foreign  branches  of U.S.  depository  institutions,  U.S.  branches of foreign  depository institutions,  and foreign depository  institutions,  in cash, or in other cash equivalents,  if the Sub-advisor determines it to be appropriate for purposes of enhancing  liquidity or preserving  capital in light of prevailing  market or economic conditions.  U.S.  government  obligations  include Treasury bills,  notes and bonds, and issues of United States agencies, authorities  and  instrumentalities.  Some  government  obligations,  such  as  Government  National  Mortgage  Association pass-through  certificates,  are supported by the full faith and credit of the United States Treasury.  Other  obligations, such as  securities  of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow from the United
States Treasury;  and others, such as bonds issued by Federal National Mortgage  Association (a private  corporation),  are supported only by the credit of the agency,  authority or  instrumentality.  The Fund also may invest in obligations issued by  the  International  Bank  for  Reconstruction  and  Development  (IBRD  or  "World  Bank").  For  more  information  on mortgage-related  securities,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods."

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1........Invest  more  than  15% of the  market  value of its net  assets  in  securities  which  are not  readily marketable, including repurchase agreements maturing in over seven days;

         2........Purchase  securities of other investment  companies except in compliance with the Investment  Company Act of 1940;

         3........Purchase any  securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and,  provided that margin  payments and other  deposits in connection  with  transactions  in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         4........Sell securities short.

         In addition,  in periods of uncertain market and economic conditions,  as determined by the Sub-advisor,  the Fund may depart from its basic investment  objective and assume a defensive  position with up to 100% of its assets  temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction is adhered to at the time of  investment,  a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF AIM INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  long-term  capital  growth  by  investing  in a diversified  portfolio of  international  equity  securities the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

         In managing the Fund, the Sub-advisor  seeks to apply to the Fund the same investment  strategy that it applies to several of its other  managed  portfolios  that have  similar  investment  objectives  but that invest  primarily in United
States equities markets.  The Fund will utilize to the extent  practicable a fully managed  investment policy providing for the selection of securities  which meet certain  quantitative  standards  determined by the  Sub-advisor.  The  Sub-advisor reviews  carefully the earnings  history and prospects for growth of each company  considered  for  investment by the Fund.
It is  anticipated  that  common  stocks  will be the  principal  form of  investment  of the Fund.  The Fund is  primarily comprised of securities of two basic  categories of companies:  (a) "core"  companies,  which the Sub-advisor  considers to have  experienced  above-average  and  consistent  long-term  growth  in  earnings  and to  have  excellent  prospects  for outstanding  future  growth,  and (b)  "earnings  acceleration"  companies,  which the  Sub-advisor  believes are currently enjoying a dramatic increase in earnings.

         If a particular  foreign company meets the quantitative  standards  determined by the Sub-advisor,  its securities may be acquired by the Fund  regardless of the location of the company or the  percentage of the Fund's  investments in the company's  country or region.  However,  the Sub-advisor  will also consider other factors in making  investment  decisions for the Fund,  including such factors as the prospects for relative  economic growth among  countries or regions,  economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         The Sub-advisor  recognizes that often there is less public  information about foreign companies than is available in reports  supplied by domestic  companies,  that foreign  companies are not subject to uniform  accounting  and financial reporting  standards,  and that there may be greater  delays  experienced  by the Fund in receiving  financial  information supplied by foreign companies than comparable  information  supplied by domestic companies.  In addition,  the value of the
Fund's  investments that are denominated in a foreign  currency may be affected by changes in currency  exchange rates. For these and other reasons,  the  Sub-advisor  from time to time may encounter  greater  difficulty  applying its  disciplined stock  selection  strategy  to an  international  equity  investment  portfolio  than to a  portfolio  of  domestic  equity securities.

         Any income  realized by the Fund will be  incidental  and will not be an important  criterion in the  selection of portfolio securities.

         Under  normal  market  conditions  the Fund will  invest at least 70% of its  total  assets in  marketable  equity securities,  including common stock,  preferred stock, and other securities having the characteristics of stock (such as an equity or  ownership  interest  in a company)  of foreign  companies  that are listed on a  recognized  foreign  securities exchange or traded on a foreign  over-the-counter  market.  The Fund may also satisfy the foregoing  requirement in part by investing in the  securities of foreign  issuers in the form of ADRs,  EDRs, or other  securities  representing  underlying securities of foreign  issuers.  The Fund may also invest up to 20% of its total assets in securities  exchangeable  for or convertible into equity  securities of foreign  companies that are listed on a recognized  foreign  securities  exchange or traded in a foreign over-the-counter market.

         Under normal market  conditions,  the Fund intends to invest in a diversified  portfolio  that includes  companies located in at least four countries  outside of the United States.  The Fund will emphasize  investment in foreign companies in the  developed  countries of Western  Europe  (such as Germany,  France,  Switzerland,  the  Netherlands  and the United
Kingdom)  and the  Pacific  Basin  (such as Japan,  Hong Kong and  Australia),  but the  Portfolio  may also  invest in the securities of companies  located in developing  countries  (such as Turkey,  Malaysia and Mexico) in various regions of the world.  The risks of investment  in the equity  markets of  developing  countries are described in more detail  immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  The Fund may invest in equity and/or debt securities issued by REITs.
Such investments will not exceed 5% of the total assets of the Fund.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund  invests in REITs,  it could  conceivably  own real  estate  directly as a result of a default on the  securities  it owns.  The Fund,  therefore,  may be subject to  certain  risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Fund. By investing in REITs indirectly  through the Fund, a shareholder will bear not only his/her  proportionate  share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         Repurchase  Agreements  and Reverse  Repurchase  Agreements.  The Fund may enter into  repurchase  agreements  and reverse  repurchase  agreements.  A repurchase  agreement is  collateralized  by the security  acquired by the Fund and the value of the  acquired  security is marked to market  daily in order to minimize  the Fund's  risk.  Repurchase  agreements usually are for short  periods,  such as one or two days,  but may be entered into for longer  periods of time.  Repurchase agreements will be secured by U.S. Treasury securities,  U.S. Government agency securities  (including,  but not limited to those which have been stripped of their interest  payments and  mortgage-backed  securities)  and commercial  paper. In the event of bankruptcy or other  default of a seller of a repurchase  agreement,  the Fund may  experience  losses,  including possible reduced levels of income and lack of access to income during this period.

        .The  Fund  may  employ  reverse  repurchase  agreements  (i) for  temporary  emergency  purposes,  such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable market conditions;
(ii) to cover short-term cash requirements  resulting from the timing of trade  settlements;  or (iii) to take advantage of market  situations  where the interest  income to be earned from the from the investment of the proceeds of the transaction is greater  than the  interest  expense  of the  transaction.  The Fund may enter into  reverse  repurchase  agreements  in amounts  not  exceeding  10% of the value of its total  assets.  Reverse  repurchase  agreements  involve the risk that the market value of  securities  retained by the Fund in lieu of  liquidation  may decline  below the  repurchase  price of the securities  sold by the Fund that it is obligated to  repurchase.  This risk could cause a reduction in the net asset value of the Fund's shares.

         Additional  information  about  repurchase and reverse  repurchase  agreements and their risks are included in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of  Portfolio  Securities.  While  securities  are being  lent,  the Fund will  continue  to  receive  the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Fund has the right to call its loans and obtain the  securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time that coincides with the normal  settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower  fail  financially.  Additional  information  about the  lending  of  portfolio  securities  is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The Fund may borrow money to a limited extent from banks for temporary or emergency  purposes subject to the  limitations  under  the 1940  Act.  In  addition,  the Fund does not  intend  to  engage  in  leverage;  therefore, consistent with current  interpretations  of the SEC, the Fund will not purchase  additional  securities  while  borrowings from banks  exceed 5% of the Fund's  total  assets.  Additional  information  about  borrowing  is  included in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Issued  on  a  When-Issued  or  Delayed-Delivery   Basis.  The  Fund  may  purchase  securities  on  a
"when-issued"  basis, that is, delivery of and payment for the securities is not fixed at the date of purchase,  but is set after the securities are issued  (normally  within  forty-five days after the date of the  transaction).  The Fund also may purchase or sell  securities  on a  delayed-delivery  basis.  The payment  obligation  and the  interest  rate that will be received  on the  delayed  delivery-securities  are fixed at the time the buyer  enters  into the  commitment.  If the Fund purchases a when-issued  security or enters into a  delayed-delivery  agreement,  the Fund's  custodian bank will segregate cash or other  liquid  assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery  agreement commitment.  Additional  information  about  when-issued and  delayed-delivery  transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's  Prospectus,  the Fund may from time to time make short sales against the box. To secure its  obligation to deliver the securities  sold short,  the Fund will deposit in escrow in a separate  account with its  custodian an equal amount of the  securities  sold short or  securities  convertible  into or exchangeable  for such  securities.  Because the Fund  ordinarily  will want to continue to receive  interest  and dividend payments on securities in its portfolio that are convertible  into the securities sold short,  the Fund will normally close out a short  position  covered by  convertible  securities by purchasing  and  delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline,  causing a decline in the value of a security  owned by the Fund or a security  convertible  into or  exchangeable  for such security.
In such  case,  any  future  losses in the  Fund's  long  position  should  be  reduced  by a gain in the  short  position.
Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the Fund owns, either  directly or  indirectly,  and, in the case where the Fund owns  convertible  securities,  changes in the conversion premium.  In determining the number of shares to be sold short against the Fund's position in a convertible  security,  the anticipated  fluctuation  in the  conversion  premium  is  considered.  The Fund  may also  make  short  sales to  generate additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

         Rule 144A Securities.  The Fund may purchase  privately placed securities that are eligible for resale pursuant to
Rule 144A under the Securities Act of 1933 (the "1933 Act").  This Rule permits  certain  qualified  institutional  buyers, such as the  Fund,  to trade in  securities  that have not been  registered  under the 1933  Act.  The  Sub-advisor,  under guidelines  adopted by the Company's Board of Directors,  will consider  whether  securities  purchased under Rule 144A are illiquid  and thus  subject  to the  Fund's  restriction  of  investing  no more  than 15% of its net  assets  in  illiquid securities.  The  determination  of  whether  a Rule  144A  security  is  liquid is a  question  of fact.  In  making  this determination,  the  Sub-advisor  will  consider  the trading  markets for the  specific  security  taking into account the unregistered  nature of a Rule 144A security.  In addition,  the Sub-advisor will consider,  as it deems  appropriate under the circumstances,  the (i) frequency of trades and quotes, (ii) number of dealers and potential  purchasers,  (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace  trades (for example,  the time needed to dispose of the  security,  the method of  soliciting  offers and the  mechanics of  transfer).  The  liquidity of Rule 144A securities will also be monitored by the  Sub-advisor  and, if as a result of changed  conditions,  it is determined that a
Rule 144A security is no longer liquid,  the Fund's holdings of illiquid  securities will be reviewed to determine what, if any,  action is required  to assure  that the Fund does not invest more than 15% of its net assets in illiquid  securities.
Additional  information  about illiquid and Rule 144A securities is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund normally invests primarily in foreign  securities,  including  American  Depositary
Receipts ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities  markets,  and EDRs, in bearer form, are designed for use in European  securities  markets.
ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC markets in the United States or Europe,  as the case may
be.  ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Fund  invests  in  securities  denominated  in  foreign  currencies,  the Fund bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including  common and preferred stock,  depositary  receipts for stock and fixed income or equity  securities  exchangeable  for or  convertible  into  stock) of foreign  companies  that  generally  are listed on a recognized  foreign  securities  exchange  or traded  in a foreign  over-the-counter  market.  The Fund may also  invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Fund in foreign securities,  whether denominated in U.S. currencies or foreign currencies,  may entail  risks that are  greater  than  those  associated  with  domestic  investments.  The risks of  investing  in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Investment  by the Fund in ADRs,  EDRs and similar  securities  also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign  investment through  diversification  and active professional management.

                  Developing  Countries.  A developing country or emerging market country can be considered to be a country that is in the  initial  stages of its  industrialization  cycle.  Currently,  emerging  markets  generally  include  every country in the world  other than the  developed  European  countries  (primarily  in Western  Europe),  the United  States,
Canada,  Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The  characteristics  of markets can change over time.
Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome  repatriation and similar restrictions,  the
lack  of  organized  and  liquid  securities  markets,   unacceptable  political  risks  or  other  reasons.  As  desirable opportunities  to invest in securities in emerging  markets  develop,  the Fund may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks  relating  to  foreign  securities  generally  will be greater  for  emerging  markets  than for developed  countries.  Many emerging  markets have  experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have very  negative  effects on the economies and securities  markets for certain  developing  markets.  Economies in emerging markets  generally are heavily  dependent upon international  trade and  accordingly,  have been and may  continue to be affected  adversely by trade  barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures imposed or negotiated by the countries  with which they trade.  These  economies  also have been and may  continue to be affected  adversely by economic conditions in the countries  with which they trade.  There also may be a lower level of securities  market  monitoring  and regulation of developing markets and the activities of investors in such markets,  and enforcement of existing  regulations has been  extremely  limited.  The  possibility  of revolution  and the  dependence on foreign  economic  assistance may be greater in these countries than in developed countries.

         In addition,  brokerage commissions,  custodial services and other costs relating to investment in foreign markets are often higher than the costs of  investing  in the United  States;  this is  particularly  true with respect to emerging markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such  settlement  problems may cause emerging  market  securities to be illiquid.  The inability of the Fund to make intended  securities  purchases  due to  settlement  problems  could cause the Fund to miss  attractive  investment opportunities.  Inability to dispose of a portfolio  security  caused by settlement  problems could result in losses to the
Fund due to  subsequent  declines in value of the  portfolio  security  or, if the Fund has entered into a contract to sell the  security,  could  result in  liability  to the  purchaser.  Certain  emerging  markets  may lack  clearing  facilities equivalent  to those in  developed  countries.  Accordingly,  settlements  can pose  additional  risks in such  markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Fund's  portfolio  securities in such markets may not be readily  available.  The Fund's  portfolio  securities  in the  affected  markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

         Portfolio  Turnover.  Any particular security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent from the viewpoint of the Fund's  investment  objective,  regardless of the holding period of that security.
Additional  information  about portfolio  turnover is included in this Statement  under  "Portfolio  Transactions"  and the
Trust's Prospectus under  "Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options,  Futures and Currency Strategies.  The use by the Fund of options, futures contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation, or even no correlation,  between the price movements or an instrument  (such as an option contract) and the price movements of the investments  being hedged. In these  circumstances,  if a "protective put" is used to hedge a potential decline in a security and the security does decline in price,  the put option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors unrelated to the value of the investments being hedged,  such as changing  interest  rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging  transaction if the  Sub-advisor  determines that the cost of hedging will exceed the potential benefit to the Fund.

         Additional  information on these  instruments is included in this SAI and the Company's  Prospectus under "Certain
Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

                  Cover.  Transactions  using  forward  contracts,  futures  contracts  and  options  (other  than  options purchased by a Fund) expose the Fund to an obligation to another  party.  A Fund will not enter into any such  transactions unless it owns  either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other  options,  forward contracts or futures  contracts or (2) cash or liquid  assets with a value  sufficient  at all times to cover its potential obligations  not covered as provided in (1) above.  The Fund will  comply  with SEC  guidelines  regarding  cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large  portion of a Fund's assets is used for cover or otherwise set aside, it could affect  portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

                  Writing Call Options.  The Fund may write (sell) covered call options on securities,  futures  contracts, forward  contracts,  indices and  currencies.  Writing call options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund would write a put option at an exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or currency.
The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract or currency  would decline below the exercise price less the premium received.

                  Purchasing  Put Options.  The Fund may purchase put options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund may enter into  closing  sale  transactions  with  respect to such  options, exercise such option or permit such option to expire.

         The Fund may also purchase put options on  underlying  securities,  contracts or  currencies  against which it has written  other put options.  For example,  where the Fund has written a put option on an underlying  security,  rather than entering a closing  transaction of the written  option,  it may purchase a put option with a different  strike price and/or expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in  combinations, these  strategies  are commonly  referred to as "put  spreads."  Likewise,  the Fund may write call  options on  underlying securities,  contracts or  currencies  against  which it has purchased  protective  put options.  This strategy is commonly referred to as a "collar."

                  Purchasing Call Options.  The Fund may purchase  covered call options on securities,  futures  contracts, forward  contracts,  indices  and  currencies.  The Fund may enter into  closing  sale  transactions  with  respect to such options, exercise such options or permit such options to expire.

         The Fund may also  purchase call options on underlying  securities,  contracts or currencies  against which it has written other call options. For example,  where the Fund has written a call option on an underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a call option with a different  strike price and/or expiration  date that would  eliminate  some or all of the risk  associated  with the written call.  Used in  combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The Fund will not purchase an OTC option  unless it believes that daily valuations for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are  transacted  with  dealers  directly  and not  through a clearing  corporation  (which  would  guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater than  options on  securities.
Because  index  options are settled in cash,  when the Fund writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  The Fund can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of  securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same  securities  as underlie the index and, as a result,  bears a risk that the value of the  securities  held will not be perfectly correlated with the value of the index.

                  Limitations on Options.  The Fund will not write options it,  immediately  after such sale, the aggregate value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the Fund's total assets.  The Fund will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5%
of the Fund's total assets.

                  Interest  Rate,  Currency  and Stock Index  Futures  Contracts.  The Fund may enter into  interest  rate, currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes  in  prevailing  levels  of  interest  rates,  currency  exchange  rates  or  stock  price  levels, respectively,  in order to establish more  definitely the effective  return on securities or currencies held or intended to be acquired by it. The Fund's  hedging may include sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and  decreases  in currency  exchange  rates and stock  prices,  and  purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures  Contracts that are traded on futures  exchanges and are  standardized as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and  trading  thereon in the United  States are regulated under the Commodity Exchange Act and by the CFTC.

         The Fund's Futures  transactions  will be entered into for hedging purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of  securities  or  currencies it has committed to purchase or expects to purchase.

         If the Fund were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid secondary  market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the Fund might be required to maintain the  position  being hedged by the Future or option or to maintain  cash or  securities  in a segregated account.

         Additional  information on Futures,  options on Futures, and their risks is included in this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged with a commercial  bank or other currency  dealer,  to purchase or sell a currency  against another currency at a future date and price as agreed upon by the  parties.  The Fund either may accept or make  delivery of the  currency  at the  maturity of the forward  contract.
The Fund may also, if its contra party agrees prior to maturity,  enter into a closing  transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward  contracts  varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions  then  prevailing.  Because forward  contracts are usually entered into on a  principal  basis,  no fees or  commissions  are  involved.  The use of  forward  contracts  does  not  eliminate fluctuations in the prices of the underlying  securities the Fund owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information on forward contracts and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the
1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the ASAF AIM  International  Equity Fund.  This limitation is not a  "fundamental"  restriction,  and may be changed by the
Directors without shareholder approval.  The Fund will not:

         1.       Make investments for the purpose of gaining control of a company's management.

ASAF JANUS OVERSEAS GROWTH FUND:

Investment  Objective:  The  investment  objective of the ASAF Janus Overseas  Growth Fund is to seek  long-term  growth of capital.

Investment Policies:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices  and  foreign  currencies,  forward  contracts  and  swaps.  The Fund  will not enter  into any  futures contracts or options on futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding  futures contracts  positions  and  options on futures  contracts  written  by the Fund would  exceed the market  value of the total assets of the Fund (i.e., no  leveraging).  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S.
dollar-denominated  futures  contracts or options thereon which are linked to the London Interbank  Offered Rate ("LIBOR"), although foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers  to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Fund may enter  into  interest  rate  swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis  (i.e.,  the two payment  streams  are netted  out,  with the Fund receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be  maintained  in a segregated  account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount accrued on a daily basis of its obligations  with  respect to the swap.  The Fund will not enter into any  interest  rate  swap,  cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other  party to such a  transaction,  the Fund will have  contractual  remedies  pursuant  to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount,  accrued on a daily basis,  of its  obligations  with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments that it contractually  is entitled to receive.  The Fund may buy and sell (i.e.,  write) caps and floors without  limitation,  subject to the segregation  requirement  described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Illiquid  Investments.  Subject to guidelines  promulgated by the Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid  investments  (i.e.,  securities  that are not readily  marketable).  The  Sub-advisor will make liquidity  determinations  with respect to the Fund's  securities,  including Rule 144A Securities and commercial paper.  Under the guidelines  established by the Directors,  the  Sub-advisor  will consider,  among others,  the following factors in  determining  whether a Rule 144A  Security  is liquid:  1) the  frequency  of trades and quoted  prices for the obligation;  2) the  number of  dealers  willing  to  purchase  or sell the  security  and the  number  of other  potential purchasers;  3) the  willingness  of  dealers  to  undertake  to make a market in the  security;  and 4) the  nature of the security  and the nature of  marketplace  trades,  including  the time  needed to dispose  of the  security,  the method of soliciting  offers and the mechanics of the transfer.  In the case of commercial  paper,  the  Sub-advisor  will  consider, among other  factors,  whether the paper is traded flat or in default as to  principal  and interest and any ratings of the paper by an NRSRO.

         Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money  market  fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Zero-Coupon,  Pay-In-Kind and Step Coupon Securities.  The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon  debt securities and the risks involved  therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through   Securities.   The  Fund  may  invest  in  various  types  of  pass-through   securities,   such  as
mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate  of interest in a pool of debt  obligations  that have been  repackaged by an  intermediary,  such as a bank or broker-dealer.  The  purchaser  of a  pass-through  security  receives  an  undivided  interest in the  underlying  pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed  through to  purchasers,  such as the Fund.  For an additional  discussion of  pass-through  securities  and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which are receipts issued by an American bank or trust company  evidencing  ownership of underlying  securities issued by a foreign  issuer.  ADRs,  in registered  form,  are designed for use in U.S.  securities  markets.  Unsponsored  ADRs may be created  without the  participation  of the foreign  issuer.  Holders of these ADRs generally bear all the costs of the ADR facility,  whereas  foreign issuers  typically bear certain costs in a sponsored ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in European  Depositary  Receipts  ("EDRs"),  receipts issued by a European financial  institution  evidencing an arrangement  similar to that of ADRs, Global Depositary Receipts
("GDRs") and in other similar instruments representing securities of foreign companies.  EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

         Reverse Repurchase  Agreements.  The Fund may enter into reverse repurchase  agreements.  The Fund will enter into such agreements only to provide cash to satisfy  unusually heavy  redemption  requests and for other temporary or emergency purposes,  rather than to obtain cash to make  additional  investments.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or  sub-advised  by the  Sub-advisor  may invest in repurchase  agreements and other money market  instruments  through a joint trading  account.  For a discussion  of reverse  repurchase  agreements  and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Income-Producing  Securities.  Other  types of  income  producing  securities  that  the Fund may  purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

                  Standby Commitments.  These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features  primarily for the purpose of increasing the liquidity of the Fund.

         Investment  Policies  Which May be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

         1.       The Fund will not (i) enter into any futures  contracts and related  options for purposes other than bona fide hedging  transactions  within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish  positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging transactions  will  exceed 5% of the fair market  value of the Fund's net assets,  after  taking  into  account  unrealized profits and unrealized  losses on any such contracts it has entered into; and (ii) enter into any futures  contracts if the aggregate amount of the Fund's commitments under outstanding  futures contracts  positions would exceed the market value of its total assets.

         2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

         3.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

         4.       The Fund does not  currently  intend to purchase  securities  of other  investment  companies,  except in compliance  with the 1940  Act or the  conditions  of any  order of  exemption  from  the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates.

         5.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the Fund's net asset value,  provided  that this  limitation  does not apply to reverse  repurchase agreements,  deposits of assets to margin,  guarantee  positions in futures,  options,  swaps or forward contracts,  or the segregation of assets in connection with such contracts.

         6.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the  Sub-advisor acting  pursuant to authority  delegated by the Directors of the Company,  may determine  that a readily  available  market exists  for  securities  eligible  for  resale  pursuant  to  Rule  144A  under  the  Securities  Act of 1933  ("Rule  144A
Securities"),  or any successor to such rule, and Section 4(2) commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

         7.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         In general,  within the restrictions outlined herein, the Fund has broad powers with respect to investing funds or holding  them  uninvested.  Investments  are  varied  according  to what is judged  advantageous  under  changing  economic conditions.  It  will be the  Sub-advisor's  policy  to  retain  maximum  flexibility  in  management  without  restrictive provisions  as to the  proportion  of one or  another  class of  securities  that may be held,  subject  to the  investment restrictions  described  below. It is the  Sub-advisor's  intention that the Fund will generally  consist of common stocks.
However,  the  Sub-advisor  may  invest  the  assets of the Fund in  varying  amounts  in other  instruments  and in senior securities,  such as bonds,  debentures,  preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency  Exchange  Contracts.  The Fund conducts its foreign currency exchange  transactions  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency  exchange  market,  or through  entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in"
the U.S.  dollar price of a security when the Fund is purchasing or selling a security  denominated in a foreign  currency, the Fund  would be able to enter  into a  forward  contract  to do so  ("transaction  hedging");  (2) when the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar,  the
Fund would be able to enter into a forward contract to sell foreign  currency for a fixed U.S. dollar amount  approximating the value of some or all of the Fund's securities  either  denominated in, or whose value is tied to, such foreign currency
("portfolio  hedging").  It's  anticipated  that the Fund will  enter  into  portfolio  hedges  much less  frequently  than transaction hedges.

         As to transaction  hedging,  when the Fund enters into a trade for the purchase or sale of a security  denominated in a foreign  currency,  it may be desirable  to establish  (lock in) the U.S.  dollar cost or proceeds.  By entering  into forward  contracts  in U.S.  dollars for the  purchase or sale of a foreign  currency  involved in an  underlying  security transaction,  the Fund will be able to protect itself against a possible loss between trade and settlement  dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under  portfolio  hedging,  when the Sub-advisor  believes that the currency of a particular  country may suffer a substantial  decline relative to the U.S.  dollar,  the Fund could enter into a forward contract to sell for a fixed dollar amount  the  amount in  foreign  currencies  approximating  the  value of some or all of its  portfolio  securities  either denominated  in,  or whose  value is tied to,  such  foreign  currency.  The Fund  will  place  cash or  high-grade  liquid securities in a separate  account with its custodian in an amount  sufficient  to cover its  obligation  under the contract entered  into under the second  circumstance.  If the value of the  securities  placed in the  separate  account  declines, additional  cash or securities  will be placed in the account on a daily basis so that the value of the account  equals the amount of the  Fund's  commitments  with  respect  to such  contracts.  At any given  time,  no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities  involved would not generally be possible  since the future  values of such  foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the  forward  contract  is entered  into and the date it matures.  Predicting short-term currency market movements is extremely  difficult,  and the successful  execution of short-term hedging strategy is highly  uncertain.  Normally,  consideration  of the  prospect  for  currency  parities  will be  incorporated  into the long-term  investment  decisions  made with  respect  to  overall  diversification  strategies.  However,  the  Sub-advisor believes that it is important to have  flexibility to enter into such forward  contracts when it determines that the Fund's best interests may be served.

         Generally,  the Fund will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward contract,  the Fund may either sell the portfolio security and make delivery of the foreign currency,  or it may retain the  security and  terminate  the  obligation  to deliver the foreign  currency by  purchasing  an  "offsetting"
forward  contract with the same currency  trader  obligating  the Fund to purchase,  on the same  maturity  date,  the same amount of the foreign currency.

         It is impossible to forecast with absolute  precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Fund to purchase  additional  foreign  currency on the spot  market  (and bear the  expense of such  purchase)  if the  market  value of the  security  is less than the amount of foreign  currency the Fund is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency the Fund is obligated to deliver.  For an additional  discussion of forward currency  exchange  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the Fund may invest in securities that are commonly  referred to as "derivative"  securities.  Certain  derivative securities are more  accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative securities  whose value or  performance is linked to other equity  securities  (such as depositary  receipts),  currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative  security unless the reference index or the instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Company's  Board of Directors as necessary.  For additional  information on derivatives and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and  Options.  The Fund may enter into futures  contracts,  options or options on futures  contracts.  The
Fund may not, however,  enter into a futures transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Fund  generally  invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some futures and options strategies,  such as selling futures,  buying puts and writing calls, hedge the Fund's investments against price  fluctuations.  Other  strategies,  such as buying futures,  writing puts and buying calls,  tend to increase market exposure.

         Although other  techniques may be used to control the Fund's exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of hedging  this  exposure.  While the Fund will pay  brokerage  commissions  in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on securities indices that are consistent with the
Fund's  investment  objectives.  Examples of indices that may be used  include the Bond Buyer Index of Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity funds.  The Fund also may engage in futures and options  transactions based on specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national  futures exchanges.  Futures  exchanges and trading are regulated  under the Commodity  Exchange Act by the CFTC, a U.S.  government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required  to deposit an amount of cash or  securities  equal to a varying specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin deposit is intended to assure  completion of the contract  (delivery or acceptance of the underlying  security) if it is not  terminated  prior to the specified  delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may  establish  margin  deposit  requirements  that are higher than the exchange  minimums.
Cash held in the margin account is not income  producing.  Subsequent  payments,  called variation  margin, to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index  fluctuates,  making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described in more detail in this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment  Methods."
The  Sub-advisor  will seek to minimize  these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the Fund  obtains  the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the Fund  completes  the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Fund may write (or sell) call options  that  obligate it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums would  mitigate the effects of price  declines,  the Fund would give up some ability to  participate in a price increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Fund may invest in the securities of issuers with limiting  operating history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Fund.  In addition,  financial  and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund  will not  invest  more  than 5% of its  total  assets  in the  securities  of  issuers  with less than a three-year operating history. The Sub-advisor will consider periods of capital formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Repurchase  Agreements.  Subject to guidelines  promulgated by the Board of Directors of the Company, the Fund may
invest in repurchase  agreements.  The Fund will limit repurchase  agreement  transactions to securities issued by the U.S.
government, its agencies and instrumentalities.

         Short  Sales.  The Fund may  engage in short  sales if,  at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  If the Fund engages in a short sale the  collateral  account  will be  maintained  by the  Fund's  custodian.  While the short  sale is open the Fund will maintain in a segregated  custodial  account an amount of securities  convertible  into or exchangeable for such equivalent securities at no additional cost.  These securities would constitute the Fund's long position.

         If the Fund sells short  securities that it owns, any future gains or losses in the Fund's long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced  would  depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction costs  associated  with short sales,  but the Fund will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Sovereign  Debt  Obligations.  The Fund may purchase  sovereign debt  instruments  issued or guaranteed by foreign governments  or  their  agencies,  including  debt of  emerging  market  countries.  Sovereign  debt  may be in the form of conventional  securities  or other  types of debt  instruments  such as loans  or loan  participations.  Sovereign  debt of developing  countries may involve a high degree of risk and may present a risk of default or  renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security whenever the Sub-advisor  believes it will contribute to the stated  objective  of the  Fund,  even if the same  security  has only  recently  been  sold.  The Fund  will  sell a given security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss, if the Sub-advisor  believes that such security is not fulfilling its purpose,  either  because,  among other things, it did not live up to the Sub-advisor's  expectations,  or because it may be replaced with another security holding greater  promise,  or because it has  reached  its  optimum  potential,  or because of a change in the  circumstances  of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated,  the Fund may decrease or eliminate  entirely its equity position and increase its cash position,  and when a rise in price levels is anticipated,  the Fund may increase its equity position and decrease its cash position.  However, it should be expected that the Fund will, under most  circumstances,  be essentially fully invested in equity securities.

         Since  investment  decisions are based on the  anticipated  contribution of the security in question to the Fund's objectives,  the rate of portfolio  turnover is irrelevant  when the  Sub-advisor  believes a change is in order to achieve those  objectives,  and the Fund's annual  portfolio  turnover rate cannot be anticipated  and may be  comparatively  high.
Since  the  Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the
Sub-advisor has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF American Century  International  Growth Fund. These limitations are not  "fundamental"  restrictions and may be changed by the Directors without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other  securities has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the Fund may make margin  deposits in connection with the use of any financial  instrument or any  transaction in securities  permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

ASAF JANUS SMALL-CAP GROWTH FUND:

Investment Objective:  As stated in the Prospectus,  the Fund's investment objective is capital  appreciation.  Realization of income is not a significant  investment  consideration and any income realized on the Fund's investments  therefore will be incidental to the Fund's objective.

Investment Policies:

         Illiquid  Investments.  The Fund may invest up to 15% of its net assets in illiquid investments (i.e.,  securities that are not readily  marketable).  The Directors have  authorized the  Sub-advisor to make liquidity  determinations  with respect to certain  securities,  including  Rule 144A  Securities  and commercial  paper  purchased by the Fund.  Under the guidelines  established by the Directors,  the Sub-advisor will consider,  among other factors:  1) the frequency of trades and quoted prices for the  obligation;  2) the number of dealers willing to purchase or sell the security and the number of other potential  purchasers;  3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the security and the nature of  marketplace  trades,  including the time needed to dispose of the  security,  the method of soliciting  offers  and the  mechanics  of the  transfer;  and 5) any rating of the  security  by a  Nationally  Recognized
Statistical Rating  Organization  ("NRSRO").  In the case of commercial paper, the Sub-advisor will also determine that the paper is not traded flat or in default as to principal  and  interest.  A foreign  security that may be freely traded on or through the  facilities  of an offshore  exchange or other  established  offshore  securities  market is not  considered an illiquid security.

         Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money  market  fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which are  described  in the  Company's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts  ("GDRs")  and  in  other  similar  instruments representing securities of foreign companies.

         Income-Producing  Securities.  Types of income producing  securities that the Fund may purchase  include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities  having interest rates that are adjusted periodically  according to a specified  formula,  usually with  reference to some  interest  rate index or market  interest rate,  (ii)  standby  commitments,  which are  instruments  similar to puts that give the  holder the option to  obligate a broker,  dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds,  which are securities that are coupled with the option to tender the  securities  to a bank,  broker-dealer  or other  financial  institution  at periodic  intervals  and receive the face value of the bond.  The Fund will  purchase  standby  commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its portfolio.  The
Fund may also  invest  in  inverse  floaters,  which are debt  instruments  the  interest  on which  varies  in an  inverse relationship to the interest rate on another  security.  For example,  certain inverse floaters pay interest at a rate that varies  inversely to prevailing  short-term  interest  rates.  Some inverse  floaters have an interest rate reset mechanism that  multiplies  the  effects of changes in an  underlying  index.  Such a  mechanism  may  increase  fluctuations  in the security's market value.  The Fund will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk  Securities.  The Fund  intends to invest less than 35% of its net assets in debt  securities that  are  rated  below  investment  grade  (e.g.,  securities  rated BB or lower by  Standard  & Poor's  Ratings  Services
("Standard & Poor's") or Ba or lower by Moody's Investors  Service,  Inc.  ("Moody's")).  Lower rated securities  involve a higher  degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments  when due.
In the event of an unanticipated  default,  the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Fund may also invest in unrated debt  securities  of foreign and domestic  issuers.  Unrated  debt,  while not necessarily  of  lower  quality  than  rated  securities,  may  not  have as  broad a  market.  Sovereign  debt of  foreign governments is generally rated by country.  Because these ratings do not take into account  individual  factors relevant to each issue and may not be updated  regularly,  the Sub-advisor  may treat such  securities as unrated debt.  Because of the size and perceived demand of the issue,  among other factors,  certain  municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the  creditworthiness  of the issuer, as well as any financial  institution or other party responsible for payments on the security,  in determining  whether to purchase unrated municipal bonds.  Unrated debt securities  will be included in the 35% limit unless the portfolio  managers deem such  securities to be the  equivalent of investment grade securities.

         The Fund may purchase defaulted  securities  subject to the above limits, but only when the Sub-advisor  believes, based upon its analysis of the financial  condition,  results of operations and economic  outlook of an issuer,  that there is  potential  for  resumption  of income  payments  and that the  securities  offer an  unusual  opportunity  for  capital appreciation.  Notwithstanding  the  Sub-advisor's  belief as to the  resumption  of income,  however,  the purchase of any security  on which  payment of interest or  dividends  is  suspended  involves a high degree of risk.  Such risk  includes, among other things, the following:

                  Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial  and  market  risks  that can result in  substantial  or, at times,  even  total  losses.  Issuers  of  defaulted securities may have substantial  capital needs and may become involved in bankruptcy or reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be  difficult to obtain  information  about their  condition.  The market  prices of  securities  of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such  securities  may be greater than normally expected.

                  Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the
Sub-advisor  expects an active  market to be  maintained,  defaulted  securities  may be less  actively  traded  than other securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.
The Fund will limit  holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold, and holdings of such  securities  would,  in any event,  be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted  securities  require active  monitoring  and may, at times,  require  participation  in bankruptcy or receivership proceedings on behalf of the Fund.

         Repurchase and Reverse  Repurchase  Agreements.  The Fund may enter into  repurchase  agreements.  While it is not possible to eliminate  all risks from  repurchase  agreement  transactions,  the Fund will limit  repurchase  agreements to those  parties  whose  creditworthiness  has been  reviewed and found  satisfactory  by the  Sub-advisor  under  guidelines established by the Board of Directors of the Company.

         The Fund may use reverse repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other  temporary or emergency  purposes  without the necessity of selling  portfolio  securities or to earn  additional income on portfolio  securities,  such as Treasury bills or notes. The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse repurchase  agreements to earn additional income involves the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse  repurchase agreement  transaction.  This technique may also have a leveraging  effect on the Fund,  although the  requirement  for the
Fund to  segregate  assets in the  amount of the  reverse  repurchase  agreement  minimizes  this  effect.  Pursuant  to an exemptive  order  granted by the SEC, the Fund and other funds  advised or  sub-advised  by the  Sub-advisor  may invest in repurchase agreements and other money market instruments through a joint trading account.

         For an additional  discussion of repurchase  agreements and reverse repurchase agreements and their risks, see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward  Contracts.  The Fund may enter into  futures  contracts  on  securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign currencies,  and forward contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the Fund's total  assets.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities,  and on indices based on the  types  of  securities,  in which  the Fund is  permitted  to  invest  directly.  The Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the Fund in a  negotiated transaction is illiquid,  the value of the option purchased or the amount of the Fund's  obligations under an option it has written,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and instruments and certain of their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London  Interbank  Offered Rate ("LIBOR"), although foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers  to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Fund may enter  into  interest  rate  swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis  (i.e.,  the two payment  streams  are netted  out,  with the Fund receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of its obligations  with  respect to the swap.  The Fund will not enter into any  interest  rate  swap,  cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent  years,  with a large number of banks and  investment  banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which standardized  documentation  has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the
Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty  to  collateralize  obligations  under  the  swap.  The  Fund  bears  the risk of loss of any  payments  it is contractually  obligated to make in connection  with interest  rate swaps.  In addition,  if the other party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the  payments  that it  contractually  is entitled  to  receive.  The Fund  may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Janus Small-Cap Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the  Directors,  may determine  that a readily  available  market exists for securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         4.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Kemper Small-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund is to seek maximum  appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write  (sell)  call  options on  securities  as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise  price of the option,  or will  establish  and  maintain  with the Fund's  custodian  for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection  with the optioned  securities.  The Fund may write put options  provided  that, so long as the Fund is  obligated  as the  writer of the  option,  the Fund owns an option to sell the  underlying  securities subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and maintains with the custodian in a segregated  account eligible  securities  having a value equal to or greater than the exercise  price of the option.  The premium  received for writing an option will reflect,  among other things,  the current market  price of the  underlying  security,  the  relationship  of the  exercise  price to such  market  price,  the  price volatility of the underlying  security,  the option  period,  supply and demand and interest  rates.  The Fund may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread between the security  underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the  current  market  value of the  underlying  security  at the time the option is written.  The Fund may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options. The Fund may deal in over-the-counter  traded options ("OTC options").  Unlike exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally  done by reference to  information  from market  makers,  which  information  is carefully  monitored by the  Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Fund receives the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the Fund will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions  if necessary and,  therefore,  present  minimal credit risks to the Fund. The Sub-advisor will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund  currently will not engage in
OTC options  transactions  if the amount  invested by the Fund in OTC  options,  plus a "liquidity  charge"  related to OTC options  written by the Fund, plus the amount  invested by the Fund in other illiquid  securities,  would exceed 15% of the
Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund  anticipates  entering  into  agreements  with dealers to which the Fund sells OTC  options.  Under these agreements  the Fund would have the absolute  right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction  will be the Repurchase  Price related to the OTC option less the intrinsic value of the OTC  option.  The  intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic  value will be the amount by which the exercise  price exceeds the current market value of the  underlying  security.  If there is no such  agreement  requiring  a dealer to allow the Fund to  repurchase  a specific  OTC option  written by the Fund,  the
"liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or  intends  to  purchase,  and not for  speculation.  When the Fund  writes an option on a  securities  index,  it will be required to deposit  with its  custodian  and  mark-to-market  eligible  securities  to the extent  required by  applicable regulation.  Where the Fund  writes a call  option on a  securities  index at a time when the  contract  value  exceeds the exercise price,  the Fund will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents  equal in value to such excess.  The Fund may also purchase and sell options on indices  other than  securities indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  Index options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund  holds or  intends to  purchase.  For  example,  when the  near-term  market  view is  bearish  but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge against  market  increases by entering  into futures  contracts to buy  securities or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover  and  facilitate  the  Portfolio's pursuit of its  investment  objective.  Also, if the Fund owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline,  but this  decline  would  be  offset  in  whole or in part by an  increase  in the  value of the  Fund's  futures contracts.  If, on the other hand,  long-term interest rates were expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them. The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds.  At the time of delivery,  in the case of a contract relating to fixed income securities,  adjustments are made to recognize differences in value arising from the delivery of securities  with a different  interest rate than that  specified in the contract.  In some cases,  securities  to be  delivered  under a futures  contract  may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may  purchase  and write  call and put  options  on  financial  futures  contracts.  Options  on  futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Fund will not enter into any  futures  contracts  or options on futures  contracts  if the  aggregate  of the  contract  value of the outstanding  futures contracts of the Fund and futures  contracts subject to outstanding  options written by the Fund would exceed 50% of the total assets of the Fund. For an additional  discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks  involved  therein,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities
Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such  commercial  paper may be issued  only to finance  current  transactions  and must  mature in nine months or less.  Such  commercial  paper is traded primarily by institutional  investors  through  investment  dealers,  and individual  investor  participation in the commercial  paper  market is very  limited.  The Fund also may  invest  in  commercial  paper  issued  in  reliance  on the so-called  "private  placement"  exemption  from  registration  afforded  by  Section  4(2) of the  Securities  Act of 1933
("Section  4(2)  paper").  Section 4(2) paper is  restricted  as to  disposition  under the federal  securities  laws,  and generally  is sold to  institutional  investors,  such as the  Fund,  who  agree  that  they are  purchasing  the paper for investment  and not with a view to public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section  4(2) paper will be considered  illiquid,  and subject to the Fund's  limitation on investing in illiquid  securities,  unless the  Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may  invest  in  asset-backed  and  mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Fund will currently invest in only those  collateralized  obligations that are fully  collateralized and would not  materially  alter the risk profile of the Fund.  Fully  collateralized  means that the  collateral  will generate cash flows  sufficient  to meet  obligations  to  holders of the  collateralized  obligations  under even the most  conservative prepayment and interest rate projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case prepayment  condition  and  to  minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated.  The Fund does not  currently  intend to  invest  more than 5% of its total  assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Fund's  limitation on illiquid  securities  unless they are  determined to be liquid under  guidelines  established  by the
Board of Directors.

         In  reliance  on an  interpretation  by the SEC,  the  Fund's  investments  in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional  fixed or  floating  rate  collateralized  obligations,  and their yield and value will  fluctuate  in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest  rate  adjustments.  Currently,  the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Kemper  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed  without shareholder approval.  The Fund will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF T. Rowe Price Small Company Value Fund:

Investment  Objective:  The investment  objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily all of the Fund's  assets are invested in common  stocks,  the Fund may invest in  convertible securities,  corporate  debt  securities and preferred  stocks.  The  fixed-income  securities in which the Fund may invest include,  but are not  limited  to,  those  described  below.  See this SAI under  "Certain  Risk  Factors  and  Investment
Methods," for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Fund may invest in U.S. banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities.  The Fund may also invest in the securities of certain  supranational  entities,  such as the International Development Bank.

         Lower-Rated  Debt  Securities.  The Fund's  investment  program  permits it to  purchase  below  investment  grade securities,  commonly  referred  to as "junk  bonds."  The Fund will not  purchase  a junk bond if  immediately  after such purchase  the Fund would have more than 5% of its total  assets  invested in such  securities.  Since  investors  generally perceive  that there are greater  risks  associated  with  investment  in lower  quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality  securities.  However,  the principal value of lower-rated securities  generally  will  fluctuate  more widely than higher  quality  securities.  Lower quality  investments  entail a higher  risk of  default  -- that is,  the  nonpayment  of  interest  and  principal  by the  issuer  than  higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Fund seeks to reduce risk by portfolio  diversification,  credit analysis, and attention to trends in the economy,  industries and financial markets, such  efforts  will not  eliminate  all risk.  There  can,  of  course,  be no  assurance  that the Fund will  achieve  its investment objective.

         After  purchase by the Fund, a debt  security may cease to be rated or its rating may be reduced below the minimum required  for  purchase  by the Fund.  Neither  event  will  require a sale of such  security  by the  Fund.  However,  the
Sub-advisor  will consider such event in its  determination  of whether the Fund should  continue to hold the security.  To the extent  that the  ratings  given by Moody's  or S&P may  change as a result of changes in such  organizations  or their rating  systems,  the Fund will attempt to use  comparable  ratings as standards for  investments  in  accordance  with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Fund invests in such bonds,  achievement of its investment  objective will be more dependent on the
Sub-advisor's  credit  analysis than would be the case if the Fund was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated  bonds,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call Options.  The Fund may write (sell)  American or European  style  "covered" call options and purchase  options to close out options  previously  written by the Fund. In writing covered call options,  the Fund expects to generate  additional  premium  income which should serve to enhance the Fund's total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will  write only  covered  call  options.  This means  that the Fund will own the  security  or  currency subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the  "covered"  option,  or will  establish  and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned securities or currencies.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent  with the Fund's  investment  objective.  The writing of covered  call  options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Fund will not do), but capable of enhancing the Fund's total return.  When writing a covered call  option,  a fund,  in return for the  premium,  gives up the  opportunity  for  profit  from a price  increase  in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the Fund has no control  over when it may be  required  to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is  exercised, the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered  by a call to be  "pledged"  as that term is used in the  Fund's  policy  which  limits the pledging or mortgaging of its assets.

         Call  options  written by the Fund will  normally  have  expiration  dates of less than nine  months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the options are written.  From time to time,  the Fund may  purchase an  underlying security or currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option  will  reflect,  among  other  things,  the  current  market  price of the  underlying  security  or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor, in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the Fund for writing  covered  call options will be recorded as a liability of the Fund.
This  liability will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received from the writing of the option.  Because  increases in the market price of a call option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase  of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or currency owned by the Fund.

         The Fund will not write a covered  call  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put options  exceeds 25% of the market value of the Fund's total  assets.  In calculating the 25% limit,  the Fund will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put  Options.  The Fund may write  American or European  style  covered put options and  purchase options to close out options previously written by the Fund.

         The Fund  would  write put  options  only on a covered  basis,  which  means  that the Fund  would  maintain  in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Fund will own an option to sell the underlying  security or currency  subject to the option having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is outstanding.  (The rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure  payment of the exercise  price.) The Fund would  generally  write  covered put options in  circumstances  where the
Sub-advisor  wishes to purchase the  underlying  security or currency for the Fund at a price lower than the current market price of the security or  currency.  In such event the Fund would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.  Since the Fund would also receive interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance  current  return during  periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.
Such a decline could be substantial and result in a significant  loss to the Fund. In addition,  the Fund,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund  will not write a covered  put  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering put or call options  exceeds 25% of the market  value of the Fund's total  assets.  In calculating the 25% limit,  the Fund will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Fund may  purchase  American or European  style put options.  As the holder of a put option,  the Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale transactions  with  respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its securities or currencies.
An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium  paid by the Fund when  purchasing  a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling  (writing) of an identical option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options.  The Fund may purchase  American or European style call options.  As the holder of a call option,  the Fund has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with  respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could  reduce its current return.  The Fund may also purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

         The Fund may also  purchase  call  options on  underlying  securities  or  currencies  it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options. The Fund may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise  exchange-traded  options, if the Fund were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option  were  exercised.  Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the expected  benefit of the transaction.  For a discussion of dealer options,  see this SAI under "Certain
Risk Factors and Investment Methods."

         Futures Contracts:

                  Transactions  in Futures.  The Fund may enter into futures  contracts,  including  stock index,  interest rate and  currency  futures  ("futures"  or  "futures  contracts").  The Fund may also  enter into  futures on  commodities related  to the  types of  companies  in which it  invests,  such as oil and gold  futures.  Otherwise  the  nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

                  Stock  index  futures  contracts  may be used to  attempt  to  hedge a  portion  of the  Fund,  as a cash management  tool,  or as an efficient  way for the  Sub-advisor  to  implement  either an increase or decrease in portfolio market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the Fund  successfully,  the Fund must sell futures  contacts  with respect to indices or subindices  whose  movements  will have a  significant  correlation  with  movements in the prices of the Fund's securities.

                  Interest  rate or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective return on  securities  or  currencies  held or intended to be acquired by the Fund.  In this regard,  the Fund could sell interest rate or currency  futures as an offset  against the effect of expected  increases  in interest  rates or currency  exchange rates and  purchase  such  futures as an offset  against  the effect of expected  declines  in  interest  rates or currency exchange rates.

                  The Fund will enter into futures  contracts  which are traded on national or foreign  futures  exchanges, and are  standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the
United  States are regulated  under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

                  Regulatory  Limitations.  The Fund will engage in futures  contracts  and options  thereon  only for bona fide hedging,  yield enhancement,  and risk management  purposes,  in each case in accordance with rules and regulations of the CFTC.

                  The Fund may not  purchase or sell  futures  contracts  or related  options if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin deposits and  premiums  paid on those  positions  would  exceed 5% of the net asset  value of the Fund  after  taking  into  account unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5%
limitation.  For  purposes  of this  policy  options  on  futures  contracts  and  foreign  currency  options  traded  on a commodities  exchange will be  considered  "related  options."  This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

                  In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Fund,  an amount of cash or other  liquid  assets  equal to the market  value of the futures  contracts  and options thereon (less any related margin  deposits),  will be identified by the Fund to cover the position,  or  alternative  cover
(such as owning an  offsetting  position)  will be employed.  Assets used as cover cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced with similar  assets.  As a result,  the commitment of a large portion of the Fund's assets as cover could impede  portfolio  management  or the Fund's  ability to meet  redemption requests or other current obligations.

         Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.  As an  alternative to writing or purchasing  call and put options on stock index  futures,  the Fund may write or  purchase  call and put options on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to  purchase  or sell  futures  contracts  (or  options thereon)  may be made on  behalf  of the Fund  and  other  mutual  funds or  portfolios  of  mutual  funds  managed  by the
Sub-advisor or Rowe  Price-Fleming  International,  Inc. Such aggregated  orders would be allocated among the Fund and such other  portfolios  managed  by the  Sub-advisor  in a fair  and  non-discriminatory  manner.  See  this  SAI and  Company's
Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although the Fund has no current  intention of engaging in futures or options  transactions  other than those  described  above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The Fund is permitted to invest in foreign  futures and options.  For a description of foreign futures and options and certain risks involved  therein as well as certain risks involved in foreign  investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of  foreign  issuers.  There  are  special  risks  in  foreign  investing.  Certain  of these  risks  are  inherent  in any international  mutual fund while others relate more to the  countries in which the Fund will invest.  Many of the risks are more  pronounced for  investments  in developing or emerging  countries,  such as many of the countries of Southeast  Asia,
Latin  America,  Eastern  Europe and the Middle East.  For an additional  discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward  contracts  for a variety of purposes in  connection  with the  management  of the foreign  securities  portion of its portfolio.  The Fund's use of such contracts would include,  but not be limited to, the following:  First,  when the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that one currency may experience a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Fund's securities  denominated in such foreign currency.  Alternatively,  where appropriate,  the Fund may hedge all or part of its foreign  currency  exposure  through the use of a basket of currencies or a proxy  currency where such currency or currencies act as an effective proxy for other  currencies.  In such a case, the Fund may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.
The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering  into  separate  forward contracts for each currency held in the Fund.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a  consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term  currency market movement is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency  parities will be incorporated  into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward contracts for any other purpose  consistent with the Fund's  investment  objective and policies.  However, the Fund will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract,  the
Fund may net offsetting positions.

         At the maturity of a forward contract,  the Fund may sell the portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity  of the forward  contract  (by  "rolling"  that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio  security and engages in an offsetting  transaction,  the Fund will incur a gain or a loss (as  described  below) to the  extent  that  there has been  movement  in forward  contract  prices.  If the Fund engages  in an  offsetting  transaction,  it may  subsequently  enter  into a new  forward  contract  to sell  the  foreign currency.  Should forward prices  decline  during the period  between the Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract for the purchase of the foreign  currency, the Fund will  realize a gain to the  extent  the price of the  currency  it has  agreed to sell  exceeds  the price of the currency  it has agreed to  purchase.  Should  forward  prices  increase,  the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign  currency  exchange  contracts will generally be limited to the transactions described  above.  However,  the Fund  reserves the right to enter into forward  foreign  currency  contracts for different purposes and under  different  circumstances.  Of course,  the Fund is not required to enter into  forward  contracts  with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.
It also should be  realized  that this method of hedging  against a decline in the value of a currency  does not  eliminate fluctuations  in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.
Additionally,  although  such  contracts  tend to  minimize  the risk of loss due to a decline  in the value of the  hedged currency,  at the same time,  they tend to limit any  potential  gain which  might  result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars,  it does not intend to convert its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are  buying  and  selling  various currencies.  Thus, a dealer may offer to sell a foreign  currency to the Fund at one rate,  while offering a lesser rate of exchange  should the Fund desire to resell that currency to the dealer.  For a discussion of certain risk factors  involved in foreign  currency  transactions,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign Exchange  Contracts.  The Fund may enter into certain option,  futures, and forward foreign exchange contracts,  including options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Fund's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the instrument
(or,  in the case of foreign  exchange  contracts,  entirely as  entirely  as  ordinary  income or loss).  The Fund will be required to distribute net gains on such  transactions to  shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign dollar denominated bond or currency position may be considered  straddles for tax purposes,  in which case a loss on any  position  in a straddle  will be subject to  deferral  to the  extent of  unrealized  gain in an  offsetting position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered  call"
option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated  investment  company, at least 90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  dividends,  interest, income derived from loans of  securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued  limiting  the extent  that net gain  realized  from  option,  futures  or foreign  forward  exchange  contracts  on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain  options,  futures  contracts,  or forward contracts  may be deemed a  "constructive  sale" of  offsetting  securities,  which could result in a taxable gain from the sale being  distributed  to  shareholders.  The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Illiquid and Restricted  Securities.  If through the  appreciation of illiquid  securities or the  depreciation of liquid  securities,  the Fund  should be in a position  where more than 15% of the value of its net assets is  invested  in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding  the above,  the Fund may purchase  securities  which,  while privately  placed,  are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act").  This rule permits  certain  qualified institutional  buyers,  such as the Fund,  to trade in privately  placed  securities  even though such  securities  are not registered  under the 1933 Act. The  Sub-advisor,  under the  supervision  of the  Directors of the Company,  will consider whether  securities  purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid  securities.  A determination  of whether a Rule 144A security is liquid or not is a question of fact.  In making this  determination,  the  Sub-advisor  will  consider  the trading  markets for the  specific security  taking  into  account the  unregistered  nature of a Rule 144A  security.  In  addition,  the  Sub-advisor  could consider the (1) frequency of trades and quotes, (2) number of dealers and potential  purchasers,  (3) dealer  undertakings to make a market,  and (4) the nature of the security and of  marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers and the mechanics of transfer).  The liquidity of Rule 144A securities would be monitored,  and if as a result of changed  conditions it is determined  that a Rule 144A security is no longer liquid,  the
Fund's holdings of illiquid  securities  would be reviewed to determine what, if any, steps are required to assure that the
Fund does not invest  more than 15% of its net assets in  illiquid  securities.  Investing  in Rule 144A  securities  could have the effect of increasing the amount of the Fund's assets  invested in illiquid  securities if qualified  institutional buyers are unwilling to purchase such securities.

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depository  instrument  (hereinafter
"Hybrid  Instruments).  Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved in investing in hybrid  instruments  see this SAI under  "Certain  Risk Factors and  Investment
Methods."

         Repurchase  Agreements.  Subject to guidelines adopted by the Directors of the Company,  the Fund may enter into a repurchase  agreement  through  which an  investor  (such as the Fund)  purchases  a  security  (known  as the  "underlying security") from a  well-established  securities  dealer or a bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the  Sub-advisor's  approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's  Corporation,  P1 by Moody's  Investors  Service,  Inc., or the  equivalent  rating by the
Sub-advisor.  At that time, the bank or securities  dealer agrees to repurchase the underlying  security at the same price, plus  specified  interest.  Repurchase  agreements  are  generally  for a short  period  of time,  often  less than a week.
Repurchase  agreements  which do not provide  for payment  within  seven days will be treated as illiquid  securities.  The
Fund will only enter into repurchase  agreements  where (i) the underlying  securities are of the type (excluding  maturity limitations)  which the Fund's  investment  guidelines  would allow it to purchase  directly,  (ii) the market value of the underlying  security,  including  interest  accrued,  will be at all times  equal to or exceed the value of the  repurchase agreement,  and (iii) payment for the  underlying  security is made only upon physical  delivery or evidence of book- entry transfer to the account of the  custodian  or a bank acting as agent.  In the event of a bankruptcy  or other  default of a seller of a  repurchase  agreement,  the Fund could  experience  both delays in  liquidating  the  underlying  security and losses,  including:  (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;  (b) possible  subnormal levels of income and lack of access to income during this period;  and
(c) expenses of enforcing its rights.

         Reverse  Repurchase  Agreements.  Although  the Fund has no  current  intention,  in the  foreseeable  future,  of engaging in reverse  repurchase  agreements,  the Fund  reserves  the right to do so.  Reverse  repurchase  agreements  are ordinary  repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

         Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein,  see this SAI under
"Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are  being  lent,  the Fund  will  continue  to  receive  the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Fund has a right to call each loan and  obtain the  securities  on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for purchases and sales of such  securities in such foreign  markets.
The Fund will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured  credit,  consist of possible  delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the Fund may make loans to, or borrow funds from, other mutual funds  sponsored or advised by the  Sub-advisor or Rowe  Price-Fleming  International,  Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued  Securities and Forward Commitment  Contracts.  The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Fund's  investments in debt securities may be in the form of when-issueds and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery and payment take place at a later date.  Normally,  the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially longer for  forwards.  The Fund will cover its  commitments  with respect to these  securities by  maintaining  cash and/or other liquid assets with its custodian  bank equal in value to these  commitments  during the time between the purchase and the  settlement.  Such  segregated  securities  either will mature or, if  necessary,  be sold on or before the  settlement date. For a discussion of these  securities and the risks  involved  therein,  see this SAI under "Certain Risk Factors and
Investment Methods."

         Money  Market   Securities.   The  Fund  will  hold  a  certain   portion  of  its  assets  in  U.S.  and  foreign
dollar-denominated  money market securities,  including repurchase agreements,  rated in the two highest rating categories, maturing in one year or less.

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Fund's net asset value;

         4.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

         5.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment  Company  Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates;

         6.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

         7.       Mortgage,  pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging  or  hypothecating  may not exceed 33 1/3% of the Fund's  total  assets at the time of  borrowing  or investment;

         8.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

         9.       Effect short sales of securities; or

         10.      Invest in  warrants  if, as a result  thereof,  more than 10% of the value of the net  assets of the Fund would be  invested  in  warrants,  except  that this  restriction  does not apply to  warrants  acquired as a result of the purchase of another  security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

ASAF Janus Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Investment Policies:

         Illiquid  Investments.  The Fund may invest up to 15% of its net assets in illiquid investments (i.e.,  securities that are not readily  marketable).  The Directors have  authorized the  Sub-advisor to make liquidity  determinations  with respect to certain  securities,  including  Rule 144A  Securities  and commercial  paper  purchased by the Fund.  Under the guidelines  established  by the  Directors,  the  Sub-advisor  will consider the following  factors,  among others:  1) the frequency  of trades and quoted  prices for the  obligation;  2) the  number of  dealers  willing to  purchase  or sell the security and the number of other potential  purchasers;  3) the willingness of dealers to undertake to make a market in the security;  and 4) the nature of the security and the nature of  marketplace  trades,  including  the time needed to dispose of the security,  the method of soliciting  offers and the mechanics of the transfer.  In the case of commercial paper, the
Sub-advisor  will also  consider  whether  the paper is traded  flat or in default as to  principal  and  interest  and any ratings of the paper by a nationally  recognized  statistical rating organization  ("NRSO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established  offshore  securities market is not deemed to be a restricted security subject to these procedures.

         If illiquid  securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

         For additional  discussion of illiquid  investments and their risks,  see the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly  traded in the United States.  Investing in securities of foreign  issuers  generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which are  described  in the  Company's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts  ("GDRs")  and  in  other  similar  instruments representing securities of foreign companies.

         Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market  funds  managed  by the  Sub-advisor  in excess of the  limitations  of Section  12(d)(1)  under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The  Fund  may  invest  in  municipal  obligations  issued  by  states,  territories  and possessions  of the United  States and the District of  Columbia.  The value of  municipal  obligations  can be affected by changes in their  actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the  economic  feasibility  of the revenue  bond  project or general  borrowing  purpose,  political  or economic developments in the region where the security is issued,  and the liquidity of the security.  Because municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The  liquidity of some  municipal  obligations  may be enhanced by demand  features,  which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of  income-producing  securities that the Fund may purchase include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities  having interest rates that are adjusted periodically  according to a specified  formula,  usually with  reference to some  interest  rate index or market  interest rate,  and (ii) tender option bonds,  which are relatively  long-term  bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities to the institution at periodic  intervals.  Variable and floating rate obligations often carry demand features  permitting the holder to demand payment of principal at any time or at specified  intervals  prior to maturity.  The Fund may also acquire standby  commitments,  which are instruments  similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will purchase  standby  commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its  portfolio.  The Fund may also invest in inverse  floaters,  which are debt  instruments the interest on which varies in an inverse  relationship to the interest  rate on another  security.  If movements in interest  rates are  incorrectly  anticipated,  the Fund could lose money or its net asset value could  decline by the use of inverse  floaters.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund may also invest in strip bonds,  which are debt  securities that are stripped of their  interest  (usually  by a  financial  intermediary)  after the  securities  are  issued.  The  market  value of these securities  generally  fluctuates  more in  response  to  changes in  interest  rates than  interest-paying  securities  of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind  Securities.  The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind  and step coupon  securities.  Zero coupon  bonds are  described  in this SAI under  "Certain  Risk Factors and
Investment  Methods."  Step coupon  bonds  trade at a discount  from their face value and pay coupon  interest.  The coupon rate is low for an initial  period and then  increases  to a higher  coupon rate  thereafter.  The  discount  from the face amount or par value depends on the time remaining until cash payments begin,  prevailing  interest rates,  liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind  bonds normally give the issuer an option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same  coupon  rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally,  the market prices of zero coupon,  step coupon and  pay-in-kind  securities are more volatile than the prices of securities that pay interest  periodically  and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt  securities  having  similar  maturities and credit  quality.  Additionally,  the
Fund may have to sell  portfolio  holdings so that it is able to distribute  cash in order to satisfy  current  federal tax law  requirements to distribute  income accrued,  but not actually  received,  on zero coupon,  step coupon and pay-in-kind securities.  This may  cause the Fund to incur  capital  gains or losses on such  sales,  as well as reduce  the  assets to which  Fund  expenses  could be  allocated  and  reduce  the rate of return  for the Fund.  For  additional  discussion  of potential tax consequences of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         High-Yield/High-Risk  Securities.  The Fund may invest up to 35% of its net  assets in bonds that are rated  below investment  grade.  The Fund may also invest in unrated debt  securities  of foreign and domestic  issuers.  Unrated  debt, while not  necessarily  of lower  quality than rated  securities,  may not have as broad a market.  Because of the size and perceived  demand of the  issue,  among  other  factors,  certain  municipalities  may not incur the costs of  obtaining  a rating.  The Sub-advisor will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party  responsible  for payments on the security,  in determining  whether to purchase  unrated  municipal  bonds.  Unrated bonds will be included in the 35% limit unless the  Sub-advisor  deems such  securities to be the  equivalent of investment grade securities.  For a description of these securities and a discussion of the risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund may purchase defaulted  securities  subject to the above limits, but only when the Sub-advisor  believes, based upon its analysis of the financial  condition,  results of operations and economic  outlook of an issuer,  that there is  potential  for  resumption  of income  payments  and that the  securities  offer an  unusual  opportunity  for  capital appreciation.  Notwithstanding  the  Sub-advisor's  belief as to the  resumption  of income,  however,  the purchase of any security  on which  payment of interest or  dividends  is  suspended  involves a high degree of risk.  Such risk  includes, among other things, the following:

                  Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial  and  market  risks  that can result in  substantial  or, at times,  even  total  losses.  Issuers  of  defaulted securities may have substantial  capital needs and may become involved in bankruptcy or reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be  difficult to obtain  information  about their  condition.  The market  prices of  securities  of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such  securities  may be greater than normally expected.

                  Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the
Sub-advisor  expects an active  market to be  maintained,  defaulted  securities  may be less  actively  traded  than other securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.
The Fund will limit  holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's  ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted  securities  require active  monitoring  and may, at times,  require  participation  in bankruptcy or receivership proceedings on behalf of the Fund.

         Repurchase and Reverse  Repurchase  Agreements.  The Fund may enter into  repurchase  agreements.  While it is not possible to eliminate  all risks from  repurchase  agreement  transactions,  the Fund will limit  repurchase  agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor.

         The Fund may use reverse repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes  without the necessity of selling  portfolio  securities,  or to earn additional income on portfolio  securities,  such as Treasury bills or notes. The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse repurchase  agreements to earn additional income involves the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse  repurchase agreement  transaction.  This technique may also have a leveraging  effect on the Fund,  although the  requirement  for the
Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of repurchase  agreements and reverse repurchase agreements and their risks, see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward  Contracts.  The Fund may enter into  futures  contracts  on  securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign currencies,  and forward contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the Fund's total  assets.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write  options  that are  traded  on  United  States  and  foreign  securities  exchanges  and over-the-counter  on the  types of  securities,  and on  indices  based on the  types of  securities,  in which the Fund is permitted to invest directly.  The Fund will effect  over-the-counter  options  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy by the
Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased  or written by the Fund in a  negotiated  transaction  is  illiquid,  the value of the option  purchased  or the amount of the Fund's  obligations  under an option it has  written,  as the case may be,  will be subject to the Fund's  limitation  on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do
so. For a  description  of these  strategies  and  instruments  and certain of their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Fund may make  investments in Eurodollar  instruments.  Eurodollar  instruments  are
U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are linked to the London  Interbank  Offered  Rate
("LIBOR"),  although  foreign  currency-denominated  instruments  are  available  from  time to  time.  Eurodollar  futures contracts  enable  purchasers  to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for borrowings.  The Fund might use Eurodollar  futures  contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Fund may enter  into  interest  rate  swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis  (i.e.,  the two payment  streams  are netted  out,  with the Fund receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of its obligations  with  respect to the swap.  The Fund will not enter into any  interest  rate  swap,  cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the
Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the payments  that it  contractually  is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Janus Mid-Cap Growth Fund.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the Fund's net asset value,  provided  that this  limitation  does not apply to reverse  repurchase agreements,  margin and other deposits in connection with transactions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         4.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the  Directors,  may determine  that a readily  available  market exists for securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase  Agreements.  In a repurchase  agreement,  the Fund purchases  securities from a Federal Reserve member bank or a securities dealer deemed  creditworthy by the Sub-advisor under procedures  established by the Board of Directors of the Company.  The bank or securities  dealer agrees to repurchase  the  securities  from the Fund at a higher price on a designated  future  date.  Repurchase  agreements  generally  are for a short  period  of time,  usually  less than a week.
Repurchase  agreements with a maturity of more than seven business days are considered to be illiquid securities;  the Fund may not enter into such a  repurchase  agreement  if, as a result,  more than 15% of the value of its net assets would then be invested in such repurchase  agreements and other illiquid  securities.  The Fund will enter into a repurchase agreement only if (1) the  underlying  securities  are of the type  (excluding  maturity  and duration  limitations)  that the Fund's investment  policies  and  limitations  would  allow it to  purchase  directly,  (2) the  market  value  of the  underlying securities,  including  accrued  interest,  and any other  collateral for the  repurchase  agreement at all times equals or exceeds  the  repurchase  price  under the  agreement,  and (3) payment  for the  underlying  securities  is made only upon satisfactory  evidence that the  securities  are being held for the Fund's account by the custodian or a bank acting as the
Fund's agent.

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding
33-1/3%  of  its  total  assets  to  banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by  the
Sub-advisor.  Borrowers are required  continuously to secure their  obligations to return  securities on loan from the Fund by depositing  collateral,  which will be marked to market daily,  in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market  daily.  The
Sub-advisor  believes  the risk of loss on these  transactions  is slight  because,  if a borrower  were to default for any reason,  the collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted  Securities  and Rule  144A  Securities.  The Fund may  invest  in  restricted  securities,  which  are securities  that may not be sold to the public  without an  effective  registration  statement  under the 1933 Act.  Before they are  registered,  such securities may be sold only in a privately  negotiated  transaction or pursuant to an exemption from  registration.  In  recognition  of the increased  size and liquidity of the  institutional  markets for  unregistered securities and the importance of institutional  investors in the formation of capital,  the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate  efficient  trading among  institutional  investors by permitting the sale of certain unregistered  securities to qualified  institutional  buyers. To the extent privately placed securities held by the
Fund qualify under Rule 144A, and an institutional  market develops for those  securities,  the Fund likely will be able to dispose of the securities  without  registering  them under the 1933 Act. To the extent that  institutional  buyers become, for a time,  uninterested  in  purchasing  these  securities,  investing in Rule 144A  securities  could have the effect of reducing the Fund's  liquidity.  The  Sub-advisor,  acting under  guidelines  established  by the Board of Directors of the
Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required,  the Fund may be obligated to pay all or part of the registration  expenses, and a considerable  period may elapse  between  the  decision to sell and the time the Fund may be  permitted  to sell a security under an effective  registration  statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less  favorable  price than prevailed when it decided to sell.  Restricted  securities,  excluding Rule 144A securities  deemed  liquid by the  Sub-advisor,  are  considered  illiquid,  and will be subject to the Fund's 15% limit on investments  in  illiquid  securities.  Foreign  securities  that are freely  tradable in their  principal  markets are not considered  by the Fund to be  illiquid.  Illiquid  securities  for which no market  exists are priced by a method that the
Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements.  In a reverse repurchase agreement,  the Fund sells portfolio securities subject to its agreement to repurchase  the securities at a later date for a fixed price  reflecting a market rate of interest;  these agreements  are  considered  borrowings  for  purposes  of  the  Fund's  investment  limitations  and  policies  concerning borrowings.  There is a risk that the  counterparty  to a reverse  repurchase  agreement  will be  unable or  unwilling  to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options.  The Fund may write covered call options on  securities it owns.  Generally,  the purpose of writing  those  options is to reduce  the effect of price  fluctuations  of  securities  held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are  purchased  solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified price at any time until a certain  date if the  purchaser  decides to exercise the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered"  call options on securities it owns. So long as the  obligation of the writer of the call  option  continues,  the writer may be  assigned an exercise  notice,  requiring  it to deliver the  underlying security  against payment of the exercise price. The Fund may be obligated to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified  price until a specified  date. A call option  would be  purchased  by the Fund to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in  contrast to the writing of "naked" or  uncovered  call  options,  which the Fund will not do),  but is capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security above the exercise price,  but conversely  retains the risk of loss  should  the  price  of the  security  decline.  If a call  option  that  the  Fund  has  written  expires unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the  underlying  security  during the option  period.  If the call option is  exercised,  the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing  organization in effect guarantees completion of every  exchange-traded  option. In contrast,  OTC options are contracts  between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus, when the Fund sells or purchases an OTC option,  it  generally  will be able to "close out" the option  prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the Fund  originally  sold or  purchased  the option. The Sub-advisor  monitors the  creditworthiness of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this SAI under  "Certain  Risk
Factors and Investment Methods."

           The premium  received (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the relationship of the exercise price to the market price, the historical  price  volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium received by the Fund for writing an option is recorded  as a liability  on the Fund's  statement  of assets and  liabilities.  This  liability  is adjusted  daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         From time to time,  the Fund may  purchase an  underlying  security for  delivery in  accordance  with an exercise notice of a call  option  assigned  to it,  rather  than  delivering  the  security  from its  portfolio.  In those  cases, additional brokerage commissions are incurred.

         For an additional  discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt securities issued by foreign issuers  (including  governments,  quasi-governments  and foreign  banks) and foreign  branches  of U.S.  banks,  including negotiable CDs and commercial  paper.  These  investments are subject to the Fund's quality  standards.  While  investments in foreign  securities  are  intended  to reduce  risk by  providing  further  diversification,  such  investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt, or other  income-producing  securities that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and  preferred  stocks,  (2)  convertible  securities,  (3)
warrants,  (4) CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'  acceptances  issued by  foreign  banks,  (5)
obligations of other  corporations,  and (6)  obligations of foreign  governments,  or their  subdivisions,  agencies,  and
instrumentalities,   international  agencies,  and  supranational   entities.   Risks  of  investing  in  foreign  currency
denominated  securities  include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse changes in investment  or exchange  control  regulations  (which  could  prevent cash from being  brought  back to the U.S.),  and (3)
expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United  States,  thus  increasing  the risk of delayed  settlements of portfolio transactions or loss of certificates for portfolio  securities.  For an additional  discussion of the risks associated with foreign securities,  whether denominated in U.S. dollars or foreign currencies,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested  and no return is earned  thereon.  The inability of the Fund to make  intended  security  purchases due to  settlement  problems  could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement  problems  could result either in losses to the Fund due to subsequent  declines in value of the  portfolio  securities,  or, if the Fund has entered into a contract to sell the  securities,  could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their  agencies or  instrumentalities.  Foreign debt  securities  are subject to risks similar to those of other foreign  securities,  as well as risks similar to those of other debt  securities,  as discussed in this SAI and in the  Company's  Prospectus  under  "Investment  Programs of the Funds" and  "Certain  Risk  Factors  and  Investment
Methods."

         In order to limit the risk  inherent in investing  in foreign  currency-denominated  securities,  the Fund may not purchase  any such  security if after such  purchase  more than 10% of its total  assets  (taken at market  value) would be invested in such  securities.  Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency  Transactions.  The Fund may engage in foreign currency exchange  transactions.  Foreign currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing in the foreign
                                                             ----
currency  exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward contracts").  The Fund may enter into forward  contracts  in order to protect  against  uncertainty  in the level of future foreign currency exchange rates.  The Fund may also use forward contracts for non-hedging purposes.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By entering  into a forward  contract  for the purchase or sale,  for a fixed  amount  of U.S.  dollars,  of the  amount of  foreign  currency  involved  in the  underlying  security transactions,  the Fund will be able to protect  itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Fund's securities denominated in such foreign currency.

         The  Fund  may also  engage  in  cross-hedging  by  using  forward  contracts  in one  currency  to hedge  against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor  believes that there is a  pattern  of  correlation  between  the two  currencies.  The Fund may also  purchase  and  sell  forward  contracts  for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency will appreciate or depreciate in value, but  securities  in that  currency  do not  present  attractive  investment  opportunities  and are not held in the  Fund's portfolio.

         When the Fund engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation  of the forward  contract,  the Fund may either make  delivery of the foreign  currency or terminate  its contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the Fund  chooses to make  delivery of the foreign  currency,  it may be required  to obtain  such  currency  through  the sale of  portfolio  securities  denominated  in such  currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not  required to enter into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be  achieved  at some future  point in time.  The precise  projection  of  short-term  currency  market movements is not  possible,  and  short-term  hedging  provides a means of fixing the dollar value of only a portion of the
Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks,  transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such  transactions,  unanticipated  changes in currency prices  may  result in a poorer  overall  performance  for the Fund than if it had not  engaged  in any such  transactions.
Moreover,  there may be  imperfect  correlation  between the Fund's  holdings of  securities  denominated  in a  particular currency and forward  contracts  entered into by the Fund. Such imperfect  correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies,  the Fund will either cover its position or establish a  segregated  account.  The Fund will  consider its  position  covered if it has  securities  in the currency  subject to the forward  contract,  or otherwise has the right to obtain that  currency at no additional  cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the foreign  currency subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal the value of the
Fund's  assets  which are  committed  to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities placed in the separate account  declines,  the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency exchange contracts and their risks, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Foreign  Currencies.  The Fund may  write  and  purchase  covered  call and put  options  on  foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S. dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the Fund may purchase put options on the foreign currency.  If the value of the currency  declines, the Fund will have the right to sell such  currency  for a fixed amount of dollars  which  exceeds the market value of such currency.  This would result in a gain that may offset,  in whole or in part, the negative effect of currency  depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar  value of a currency in which  securities  to be  acquired by the Fund are  denominated rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such  currency  increases  sufficiently,  the Fund will have the right to purchase  that  currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Fund  derives  from  purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange  rates do not move in the  direction  or to the extent  anticipated,  the Fund could  sustain  losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Fund may also write  options on foreign  currencies  for hedging  purposes.  For example,  if the  Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant  currency,  instead of purchasing a call option,  to hedge  against an  anticipated  increase in the dollar cost of  securities  to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required  to  purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset  by the  amount of the premium.  As a result of writing  options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable  movements in currency  exchange rates.  Options on foreign  currencies may be traded on U.S. or foreign  exchanges,  or  over-the-counter.  Options on foreign currencies that are traded on the OTC market  involve  liquidity  and credit  risks that may not be present in the case of  exchange-traded currency options.

         A call  option  written on foreign  currency  by the Fund is  "covered"  if the Fund owns the  underlying  foreign currency  subject to the call,  or if it has an absolute  and  immediate  right to acquire that  foreign  currency  without additional  cash  consideration.  A call option is also covered if the Fund holds a call on the same  foreign  currency for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call  written  or (b)  greater  than the  exercise  price of the call  written  if the amount of the difference  is  maintained  by the Fund in cash,  fixed  income or  equity  securities  in a  segregated  account  with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this SAI under
"Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Fund will  comply  with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the  guidelines  so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation  of a large  percentage of the Fund's assets could impede  portfolio  management or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although  preferred shareholders  may have certain rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Fund may invest in money market  instruments,  U.S. Government or Agency securities, and  corporate  bonds and  debentures  receiving  one of the four highest  ratings  from  Standard & Poor's  Ratings  Group
("S&P"),  Moody's Investors Service,  Inc. ("Moody's") or any other nationally  recognized  statistical rating organization
("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor  to such rated  securities  ("Comparable
Unrated  Securities").  The ratings of an NRSRO  represent  its opinion as to the quality of  securities  it  undertakes to rate. Ratings are not absolute standards of quality;  consequently,  securities with the same maturity,  coupon, and rating may have  different  yields.  Although  the Fund may rely on the ratings of any NRSRO,  the Fund  mainly  refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         If the  quality of any fixed  income  securities  held by the Fund  deteriorates  so that they no longer  would be eligible  for  purchase  by the Fund,  the Fund will  engage in an  orderly  disposition  of the  securities  to the extent necessary to ensure that the Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The Fund may invest in  convertible  securities of any quality.  A convertible  security entitles  the holder to  receive  interest  paid or  accrued on debt or the  dividend  paid on  preferred  stock  until the
convertible  security  matures  or  is  redeemed,  converted  or  exchanged.  Before  conversion,   convertible  securities
ordinarily  provide a stream of income with  generally  higher  yields  than those of common  stocks of the same or similar issuers,  but  lower  than  the  yield  on  non-convertible  debt.  Convertible  securities  are  usually  subordinated  to comparable-tier  nonconvertible  securities  but rank senior to common  stock in a  corporation's  capital  structure.  The value of a  convertible  security  is a function  of (1) its yield in  comparison  with the yields of other  securities  of comparable maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted into the  underlying  common  stock.  Convertible  debt  securities  are  subject to the  Fund's  investment  policies  and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established in the security's  governing  instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the  underlying  common  stock,  sell it to a third party or permit the issuer to redeem  the  security.  Any of these  actions  could  have an  adverse  effect on the  Fund's  ability  to  achieve  its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes such as financing  current  operations.  The Fund may invest only in commercial  paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper  that  cannot be resold to the  public  because it was issued  under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings Institution  Securities.  The Fund may invest in banking and savings institution  obligations, which  include  CDs,  time  deposits,  bankers'  acceptances,  and other  short-term  debt  obligations  issued by  savings institutions.  CDs are receipts for funds  deposited  for a specified  period of time at a specified  rate of return;  time deposits  generally  are  similar to CDs,  but are  uncertificated;  and  bankers'  acceptances  are time  drafts  drawn on commercial banks by borrowers,  usually in connection with international commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Neuberger  Berman Mid-Cap Growth Fund.  These  limitations are not fundamental  restrictions and can be changed without shareholder approval.

         1.       The Fund may not  purchase  securities  if  outstanding  borrowings,  including  any  reverse  repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         3.       The Fund may not  purchase  securities  on margin  from  brokers,  except  that the Fund may obtain  such short-term  credits as are  necessary  for the clearance of securities  transactions.  Margin  payments in connection  with transactions  in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         5.       The Fund may not  purchase  any  security  if, as a  result,  more  than 15% of its net  assets  would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary course of business for  approximately  the amount at which the Fund has valued the securities,  such as repurchase agreements maturing in more than seven days.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase  Agreements.  In a repurchase  agreement,  the Fund purchases  securities from a Federal Reserve member bank or a securities dealer deemed  creditworthy by the Sub-advisor under procedures  established by the Board of Directors of the Company.  The bank or securities  dealer agrees to repurchase  the  securities  from the Fund at a higher price on a designated  future  date.  Repurchase  agreements  generally  are for a short  period  of time,  usually  less than a week.
Repurchase  agreements with a maturity of more than seven business days are considered to be illiquid securities;  the Fund may not enter into such a  repurchase  agreement  if, as a result,  more than 15% of the value of its net assets would then be invested in such repurchase  agreements and other illiquid  securities.  The Fund will enter into a repurchase agreement only if (1) the  underlying  securities  are of the type  (excluding  maturity  and duration  limitations)  that the Fund's investment  policies  and  limitations  would  allow it to  purchase  directly,  (2) the  market  value  of the  underlying securities,  including  accrued  interest,  and any other  collateral for the  repurchase  agreement at all times equals or exceeds  the  repurchase  price  under the  agreement,  and (3) payment  for the  underlying  securities  is made only upon satisfactory  evidence that the  securities  are being held for the Fund's account by the custodian or a bank acting as the
Fund's agent.

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding
33-1/3%  of  its  total  assets  to  banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by  the
Sub-advisor.  Borrowers are required  continuously to secure their  obligations to return  securities on loan from the Fund by depositing  collateral,  which will be marked to market daily,  in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market  daily.  The
Sub-advisor  believes  the risk of loss on these  transactions  is slight  because,  if a borrower  were to default for any reason,  the collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted  Securities  and Rule  144A  Securities.  The Fund may  invest  in  restricted  securities,  which  are securities  that may not be sold to the public  without an  effective  registration  statement  under the 1933 Act.  Before they are  registered,  such securities may be sold only in a privately  negotiated  transaction or pursuant to an exemption from  registration.  In  recognition  of the increased  size and liquidity of the  institutional  markets for  unregistered securities and the importance of institutional  investors in the formation of capital,  the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate  efficient  trading among  institutional  investors by permitting the sale of certain unregistered  securities to qualified  institutional  buyers. To the extent privately placed securities held by the
Fund qualify under Rule 144A, and an institutional  market develops for those  securities,  the Fund likely will be able to dispose of the securities  without  registering  them under the 1933 Act. To the extent that  institutional  buyers become, for a time,  uninterested  in  purchasing  these  securities,  investing in Rule 144A  securities  could have the effect of reducing the Fund's  liquidity.  The  Sub-advisor,  acting under  guidelines  established  by the Board of Directors of the
Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required,  the Fund may be obligated to pay all or part of the registration  expenses, and a considerable  period may elapse  between  the  decision to sell and the time the Fund may be  permitted  to sell a security under an effective  registration  statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less  favorable  price than prevailed when it decided to sell.  Restricted  securities,  excluding Rule 144A securities  deemed  liquid by the  Sub-advisor,  are  considered  illiquid,  and will be subject to the Fund's 15% limit on investments  in  illiquid  securities.  Foreign  securities  that are freely  tradable in their  principal  markets are not considered  by the Fund to be  illiquid.  Illiquid  securities  for which no market  exists are priced by a method that the
Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements.  In a reverse repurchase agreement,  the Fund sells portfolio securities subject to its agreement to repurchase  the securities at a later date for a fixed price  reflecting a market rate of interest;  these agreements  are  considered  borrowings  for  purposes  of  the  Fund's  investment  limitations  and  policies  concerning borrowings.  There is a risk that the  counterparty  to a reverse  repurchase  agreement  will be  unable or  unwilling  to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call  Options.  The Fund may write  covered call options on  securities it owns valued at up to 10% of its net assets and may  purchase  call  options  in related  closing  transactions.  Generally,  the  purpose of writing  these options  is to reduce the  effect of price  fluctuations  of  securities  held by the Fund on the  Fund's net asset  value.
Securities  on  which  call  options  may be  written  by  the  Fund  are  purchased  solely  on the  basis  of  investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified price at any time until a certain  date if the  purchaser  decides to exercise the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered"  call options on securities it owns. So long as the  obligation of the writer of the call  option  continues,  the writer may be  assigned an exercise  notice,  requiring  it to deliver the  underlying security  against payment of the exercise price. The Fund may be obligated to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified  price until a specified  date. A call option  would be  purchased  by the Fund to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in  contrast to the writing of "naked" or  uncovered  call  options,  which the Fund will not do),  but is capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security above the exercise price,  but conversely  retains the risk of loss  should  the  price  of the  security  decline.  If a call  option  that  the  Fund  has  written  expires unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the  underlying  security  during the option  period.  If the call option is  exercised,  the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts  between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus, when the Fund sells or purchases an OTC option,  it  generally  will be able to "close out" the option  prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the Fund  originally  sold or  purchased  the option. The Sub-advisor  monitors the  creditworthiness of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this SAI under  "Certain  Risk
Factors and Investment Methods."

           The premium  received (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the relationship of the exercise price to the market price, the historical  price  volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium received by the Fund for writing an option is recorded  as a liability  on the Fund's  statement  of assets and  liabilities.  This  liability  is adjusted  daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt securities issued by foreign issuers (including  governments and  quasi-governments)  and foreign branches of U.S. banks,  including  negotiable CDs and commercial  paper.  These  investments  are  subject  to  the  Fund's  quality  standards.  While  investments  in  foreign securities are intended to reduce risk by providing further  diversification,  such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt, or other  income-producing  securities that are denominated in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible  securities,  (3) CDs, commercial  paper,  fixed-time  deposits,  and bankers'  acceptances  issued by foreign  banks,  (4)  obligations  of other corporations,  and (5)  obligations  of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities, international  agencies,  and  supranational  entities.  Risks of  investing  in foreign  currency  denominated  securities include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse  changes in  investment or exchange control  regulations  (which  could  prevent  cash  from  being  brought  back  to the  U.S.),  and  (3)  expropriation  or nationalization  of foreign  portfolio  companies.  Mail service  between the U.S. and foreign  countries  may be slower or less reliable than within the United States, thus increasing the risk of delayed  settlements of portfolio  transactions or loss of  certificates  for  portfolio  securities.  For an  additional  discussion  of the risks  associated  with  foreign securities,  whether  denominated in U.S. dollars or foreign  currencies,  see this SAI and the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested  and no return is earned  thereon.  The inability of the Fund to make  intended  security  purchases due to  settlement  problems  could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement  problems  could result either in losses to the Fund due to subsequent  declines in value of the  portfolio  securities,  or, if the Fund has entered into a contract to sell the  securities,  could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  The Fund may invest in lower-rated foreign debt securities subject to the Fund's 15%  limitation  on  lower-rated  debt  securities.  Foreign  debt  securities  are  subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this SAI and in the  Company's  Prospectus  under  "Investment  Programs  of the  Funds"  and  "Certain  Risk  Factors  and
Investment Methods."

         In order to limit the risk  inherent in investing  in foreign  currency-denominated  securities,  the Fund may not purchase  any such  security if after such  purchase  more than 10% of its total  assets  (taken at market  value) would be invested in such  securities.  Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency  Transactions.  The Fund may engage in foreign currency exchange  transactions.  Foreign currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing in the foreign
                                                             ----
currency  exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward contracts").  The Fund may enter into forward  contracts  in order to protect  against  uncertainty  in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By entering  into a forward  contract  for the purchase or sale,  for a fixed  amount  of U.S.  dollars,  of the  amount of  foreign  currency  involved  in the  underlying  security transactions,  the Fund will be able to protect  itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Fund's  securities  denominated in such foreign  currency.  The Fund may also engage in  cross-hedging  by using  forward  contracts  in one  currency to hedge  against  fluctuations  in the value of  securities  denominated  in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation  of the forward  contract,  the Fund may either make  delivery of the foreign  currency or terminate  its contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the Fund  chooses to make  delivery of the foreign  currency,  it may be required  to obtain  such  currency  through  the sale of  portfolio  securities  denominated  in such  currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not  required to enter into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be  achieved  at some future  point in time.  The precise  projection  of  short-term  currency  market movements is not  possible,  and  short-term  hedging  provides a means of fixing the dollar value of only a portion of the
Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks,  transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such  transactions,  unanticipated  changes in currency prices  may  result in a poorer  overall  performance  for the Fund than if it had not  engaged  in any such  transactions.
Moreover,  there may be  imperfect  correlation  between the Fund's  holdings of  securities  denominated  in a  particular currency and forward  contracts  entered into by the Fund. Such imperfect  correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies,  the Fund will either cover its position or establish a  segregated  account.  The Fund will  consider its  position  covered if it has  securities  in the currency  subject to the forward  contract,  or otherwise has the right to obtain that  currency at no additional  cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the foreign  currency subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal the value of the
Fund's  assets  which are  committed  to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities placed in the separate account  declines,  the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency exchange contracts and their risks, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Foreign  Currencies.  The Fund may  write  and  purchase  covered  call and put  options  on  foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S. dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the Fund may purchase put options on the foreign currency.  If the value of the currency  declines, the Fund will have the right to sell such  currency  for a fixed amount of dollars  which  exceeds the market value of such currency.  This would result in a gain that may offset,  in whole or in part, the negative effect of currency  depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar  value of a currency in which  securities  to be  acquired by the Fund are  denominated rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such  currency  increases  sufficiently,  the Fund will have the right to purchase  that  currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Fund  derives  from  purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange  rates do not move in the  direction  or to the extent  anticipated,  the Fund could  sustain  losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Fund may also write  options on foreign  currencies  for hedging  purposes.  For example,  if the  Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant  currency,  instead of purchasing a call option,  to hedge  against an  anticipated  increase in the dollar cost of  securities  to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required  to  purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset  by the  amount of the premium.  As a result of writing  options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.  Certain options on foreign  currencies are traded on the OTC market and involve  liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call  option  written on foreign  currency  by the Fund is  "covered"  if the Fund owns the  underlying  foreign currency  subject to the call,  or if it has an absolute  and  immediate  right to acquire that  foreign  currency  without additional  cash  consideration.  A call option is also covered if the Fund holds a call on the same  foreign  currency for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call  written  or (b)  greater  than the  exercise  price of the call  written  if the amount of the difference  is  maintained  by the Fund in cash,  fixed  income or  equity  securities  in a  segregated  account  with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this SAI under
"Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Fund will  comply  with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the  guidelines  so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation  of a large  percentage of the Fund's assets could impede  portfolio  management or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although  preferred shareholders  may have certain rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Fund may invest in money market  instruments,  U.S. Government or Agency securities, and  corporate  bonds and  debentures  receiving  one of the four highest  ratings  from  Standard & Poor's  Ratings  Group
("S&P"),  Moody's Investors Service,  Inc. ("Moody's") or any other nationally  recognized  statistical rating organization
("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor  to such rated  securities  ("Comparable
Unrated  Securities").  In addition,  the Fund may invest up to 15% of its net assets,  measured at the time of investment, in corporate  debt  securities  rated below  investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent  its opinion as to the quality of  securities  it  undertakes  to rate.  Ratings are not  absolute  standards  of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different  yields.  Although the
Fund may rely on the  ratings of any NRSRO,  the Fund  mainly  refers to ratings  assigned  by S&P and  Moody's,  which are described in Appendix A to this SAI.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         Convertible  Securities.  The Fund may invest in  convertible  securities.  A  convertible  security  entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income with generally  higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities are usually  subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison  with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established in the security's  governing  instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the  underlying  common  stock,  sell it to a third party or permit the issuer to redeem  the  security.  Any of these  actions  could  have an  adverse  effect on the  Fund's  ability  to  achieve  its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes such as financing  current  operations.  The Fund may invest only in commercial  paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper  that  cannot be resold to the  public  because it was issued  under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero  Coupon  Securities.  The Fund may invest up to 5% of its net  assets in zero  coupon  securities,  which are debt  obligations  that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value,  which discount varies depending on prevailing  interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest  periodically  and are likely to respond to changes in interest  rates to a greater  degree than do other types of debt  securities  having  similar  maturities  and credit  quality.  For a discussion  of  potential  tax  consequences  of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Neuberger Berman Mid-Cap Value Fund.  These  limitations are not fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The Fund may not  purchase  securities  if  outstanding  borrowings,  including  any  reverse  repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         3.       The Fund may not  purchase  securities  on margin  from  brokers,  except  that the Fund may obtain  such short-term  credits as are  necessary  for the clearance of securities  transactions.  Margin  payments in connection  with transactions  in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         5.       The Fund may not  purchase  any  security  if, as a  result,  more  than 15% of its net  assets  would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary course of business for  approximately  the amount at which the Fund has valued the securities,  such as repurchase agreements maturing in more than seven days.

         6.       The Fund may not invest more than 10% of the value of its total assets in securities of foreign  issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF Alger All-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In  order to  afford  the  Fund  the  flexibility  to take  advantage  of new  opportunities  for investments in accordance with its investment objective or to meet redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market  instruments  including,  but not limited to,  certificates of deposit,  time deposits and bankers' acceptances issued by domestic bank and thrift institutions,  U.S. Government securities,  commercial paper and repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical market factors suggests that common stock prices will decline  sufficiently so that a temporary  defensive  position is deemed  advisable, the Fund may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities  issued by the U.S.
Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are outstanding  nonconvertible  corporate debt  securities  (e.g., bonds and  debentures)  which have one year or less  remaining  to  maturity.  Corporate  debt  securities  may have fixed, variable,  or floating  rates.  For  additional  discussion  on Short-term  Corporate  Debt  Securities  see this SAI under
"Certain Risk Factors and Investment Methods."

         Commercial Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the Fund would  acquire a high quality money market  instrument  for a relatively  short period  (usually not more than one week) subject to an obligation of the seller to repurchase,  and the Fund to resell,  the instrument at an agreed price (including  accrued interest) and time,  thereby determining  the  yield  during  the  Fund's  holding  period.  Repurchase  agreements  may be  viewed as loans by the Fund collateralized  by the underlying  instrument.  This  arrangement  results in a fixed rate of return that is not subject to market  fluctuations  during the Fund's holding period and not necessarily  related to the rate of return on the underlying instrument.  The value of the sold  securities,  including  accrued  interest,  will be at least  equal at all times to the total amount of the repurchase  obligation,  including  interest.  For additional  information about repurchase  agreements and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Small  Capitalization  and Related  Investments.  Certain  companies in which the Fund will invest may still be in the developmental  stage.  Investing in smaller,  newer issuers  generally  involves greater risk than investing in larger, more  established  issuers.  Such  companies may have limited  product lines,  markets or financial  resources and may lack management  depth.  Their  securities  may have limited  marketability  and may be subject to more abrupt or erratic  price movements  than  securities of larger,  more  established  companies or the market  averages in general.  The Fund also may invest in older  companies  that appear to be entering a new stage of growth  progress  owing to factors such as management changes or development of new  technology,  products or markets,  or companies  providing  products or services with a high unit volume growth rate.  These companies may be subject to many of the same risks as small-cap companies.

         Convertible   Securities,   Warrants,  and  Rights.  The  Fund  may  invest  in  securities  convertible  into  or exchangeable  for equity  securities,  including  warrants and rights.  A warrant is a type of security  that  entitles the holder to buy a  proportionate  amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also  represent  the right to buy common  shares,  normally have a  subscription  price lower than the current market value of the common stock and a life of two to four  weeks.  Warrants  may be  freely  transferable  and may be  traded  on the  major  securities  exchanges.  For additional  discussion  about  Convertible  Securities,  Warrants,  and Rights and their risks, see this SAI under "Certain
Risk Factors and Investment Methods."

         Portfolio Depositary  Receipts.  To the extent otherwise consistent with applicable law, the Fund may invest up to
5% of its total assets in Portfolio Depositary Receipts,  which are exchange-traded  shares issued by investment companies, typically unit  investment  trusts,  holding  portfolios of common stocks designed to replicate and,  therefore,  track the performance of various  broadly-based  securities indices or sectors of such indices.  For example,  the Fund may invest in
Standard & Poor's  Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose  portfolio  tracks the S&P 500
Composite  Stock Price Index,  or Standard & Poor's MidCap 400 Depositary  Receipts(R)(MidCap  SPDRs),  which are similarly linked to the S&P MidCap 400 Index.

         Illiquid  and  Restricted  Securities.  The Fund will not  invest  more than 15% of its net  assets in  "illiquid"
securities,  which  include  restricted  securities,  securities  for which  there is not a readily  available  market  and repurchase  agreements with maturities of greater than seven (7) days; however,  restricted  securities that are determined to be liquid in the manner described below are not subject to this limitation.

         The Fund may invest in restricted  securities  governed by Rule 144A under the Securities Act of 1933. In adopting
Rule 144A, the SEC specifically  stated that the restricted  securities traded under Rule 144A may be treated as liquid for purposes of investment  limitations  if the Board of Directors  (or the Fund's  Sub-advisor  acting  subject to the Board's supervision)  determines  that the  securities  are in fact  liquid.  The Board has  delegated  its  responsibility  to the
Sub-advisor to determine the liquidity of each restricted  security  purchased pursuant to the Rule, subject to the Board's oversight  and review.  Examples of factors  that will be taken into  account in  evaluating  the  liquidity of a Rule 144A security,  both with  respect to the  initial  purchase  and on an ongoing  basis,  will  include,  among  others:  (1) the frequency  of trades and quotes for the  security,  (2) the number of dealers  willing to purchase or sell the security and the number of other potential purchasers,  (3) dealer undertakings to make a market in the security,  and (4) the nature of the security and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the  security,  the method of soliciting offers, and the mechanics of transfer).  If institutional  trading in the restricted  securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

         Lending of Portfolio  Securities.  By lending its  securities,  the Fund can increase its income by  continuing to receive  interest or dividends on the loaned  securities as well as by either  investing the cash  collateral or by earning income in the form of interest  paid by the borrower  when U.S.  Government  securities  are used as  collateral.  The Fund will  adhere to the  following  conditions  whenever  its  securities  are loaned:  (a) the Fund must  receive at least 100 percent cash  collateral  or equivalent  securities  from the  borrower,  (b) the borrower  must  increase this  collateral whenever the market value of the loaned  securities  including  accrued interest  exceeds the value of the collateral,  (c)
the Fund must receive  reasonable  interest on the loan, as well as any dividends,  interest or other  distributions on the loaned  securities  and any increase in market value,  (d) the Fund may pay only  reasonable  custodian  fees in connection with the loan. The Fund will not lend  securities to the Investment  Manager,  the  Sub-advisor  or their  affiliates.  For additional  information  on the lending of portfolio  securities  and its risks see this SAI and the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Fund may purchase  put and call options and write (sell) put and covered call options on  securities and securities  indices to increase gain or to hedge against the risk of unfavorable  price movements  although,  as in the past,  it does not currently  intend to rely on these  strategies  extensively,  if at all. The Fund will purchase or write options  only if such  options are  exchange-traded  or traded on an automated  quotation  system of a national  securities association.

         The Fund will only sell call  options  that are  "covered."  A call  option  written by the Fund on a security  is
"covered" if the Fund owns the underlying  security  covered by the call or has an absolute and immediate  right to acquire that security without additional cash  consideration (or for additional cash  consideration  held in a segregated  account)
upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Fund holds a call on the same  security as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call  written or (b)  greater  than the  exercise  price of the call  written if the  difference  is maintained by the Fund in cash or other liquid assets in a segregated  account.  If the Fund writes a put option,  the Fund will  segregate  cash or other  liquid  assets with a value  equal to the  exercise  price,  or else hold a put on the same security as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written.

         Although the Fund will  generally  not purchase or write options that appear to lack an active  secondary  market, there is no assurance that a liquid  secondary  market on an exchange will exist for any particular  option.  In such event it might not be possible to effect  closing  transactions  in particular  options,  so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage  commissions  upon the exercise of the options.  If the
Fund, as a covered call option writer,  is unable to effect a closing purchase  transaction in a secondary  market, it will not be able to sell the  underlying  security  until the option  expires,  until it delivers the  underlying  security upon exercise, or until it otherwise covers the position.

         In addition  to options on  securities,  the Fund may also  purchase  and sell call and put options on  securities indices.  The Fund may  offset  its  position  in stock  index  options  prior to  expiration  by  entering  into a closing transaction  on an exchange or it may let the option expire  unexercised.  The Fund will not purchase  these options unless the  Sub-advisor  is satisfied with the  development,  depth and liquidity of the market and the  Sub-advisor  believes the options can be closed out.

         The Fund will not purchase options if, as a result,  the aggregate cost of all outstanding  options exceeds 10% of the Fund's total  assets.  No more than 5% of the Fund's total  assets will be  committed to options  transactions  entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures.  Futures are generally  bought and sold on the commodities exchanges  where they are listed.  A stock index  future  obligates  the seller to deliver  (and the  purchaser to take) an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific stock index at the close of the last  trading day of the contract and the price at which the  agreement is made.  No physical  delivery of the underlying stocks in the index is made.

         While  incidental  to its  securities  activities,  the Fund may  purchase  index  futures as a  substitute  for a comparable  market  position in the  underlying  securities.  Securities  index futures might be sold to protect  against a general  decline  in the value of  securities  of the type that  comprise  the  index.  Put  options  on  futures  might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to compensate for the imperfect  correlation of movements in the price of the securities being hedged and  movements  in the price of the stock  index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the historical  volatility of the stock index  futures has been less or greater  than that of the  securities.  Such "over  hedging" or "under  hedging"  may adversely  affect  the  Fund's  net  investment  results  if  market  movements  are not as  anticipated  when the hedge is established.

         The Fund will sell options on stock index  futures  contracts  only as part of closing  transactions  to terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The Fund's  use,  if any,  of stock  index  futures  and  options  thereon  will in all cases be  consistent  with applicable  regulatory  requirements  and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging,  risk  management  or other  portfolio  management  purposes.  If the Fund  exercises an option on a futures  contract  it will be  obligated  to post  initial  margin  (and  potential  subsequent  variation  margin) for the resulting  futures  position just as it would for any position.  In order to cover its  potential  obligations  if the Fund enters into futures  contracts or options  thereon,  the Fund will  maintain a segregated  account  which will contain only liquid assets in an amount equal to the total market value of such futures  contracts  less the amount of initial margin on deposit for such contracts.

         For additional  information about futures contracts and related options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The Fund may borrow  from banks for  temporary  or  emergency  purposes.  If asset  coverage  for such borrowings  should decline below the required 300% as a result of market  fluctuations  or other  reasons,  the Fund may be required to sell some of its  portfolio  holdings to reduce the debt and  restore the 300% asset  coverage,  even though it may be  disadvantageous  from an  investment  standpoint  to sell  securities at that time.  Additional  information  about borrowings and its risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Alger All-Cap Growth Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the
Directors without shareholder approval.  The Fund will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities and (ii) the Fund may take margin deposits in connection with futures  contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or, in any  manner,  transfer  any  security  owned by the Fund as  security  for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging  or  hypothecating  may not exceed 33 1/3% of the Fund's  total  assets at the time of  borrowing  or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The Fund may not  invest  more  than 15% of the  assets  of the Fund  (taken  at the time of the  investments)  in
"illiquid  securities,"  illiquid  securities  being  defined  to  include  securities  subject  to  legal  or  contractual restrictions on resale (which may include  private  placements,  but other than Rule 144A  securities  deemed liquid by the
Board of Directors or under  guidelines  adopted by the Board of Directors),  repurchase  agreements  maturing in more than seven days,  certain options traded over the counter that the Fund has purchased,  securities being used to cover options a
Fund has written,  securities for which market quotations are not readily  available,  or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

ASAF GABELLI ALL-CAP VALUE FUND

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Fund may invest in convertible  securities when it appears to the Fund's Sub-advisor that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible  security,  the  Sub-advisor places primary emphasis on the  attractiveness  of the underlying common stock and the potential for capital growth through conversion.  The Fund will normally  purchase only investment  grade  convertible  debt  securities  having a rating of, or equivalent to, at least "BBB" (which securities may have speculative  characteristics)  by Standard & Poor's Rating Service
("S&P") or, if unrated,  judged by the  Sub-advisor to be of comparable  quality.  However,  the Fund may also invest up to
25% of its  assets  in more  speculative  convertible  debt  securities,  provided  such  securities  have a rating  of, or equivalent to, at least B by S&P.

         Convertible  securities  may include  corporate  notes or  preferred  stock but are  ordinarily  a long-term  debt obligation  of the  issuer  convertible  at a stated  exchange  rate  into  common  stock of the  issuer.  As with all debt securities,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase  as interest  rates  decline.  Convertible  securities  generally  offer  lower  interest or dividend  yields than non-convertible  securities  of  similar  quality.  However,  when  the  market  price of the  common  stock  underlying  a convertible  security  exceeds the conversion  price,  the price of the convertible  security tends to reflect the value of the underlying  common stock. As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the  underlying  common stock.
Convertible  securities rank senior to common stocks in an issuer's  capital  structure and  consequently  entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities for the Fund, the Sub-advisor  relies primarily on its own evaluation of the issuer and the  potential for capital  growth  through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating absent a change in its own  evaluation of the  underlying  common stock and the ability of the issuer to pay  principal  and  interest  or  dividends  when due  without  disrupting  its  business  goals.
Interest  or  dividend  yield is a factor  only to the  extent  it is  reasonably  consistent  with  prevailing  rates  for securities of similar  quality and thereby  provides a support  level for the market price of the  security.  The Fund will purchase the convertible  securities of highly leveraged  issuers only when, in the judgment of the  Sub-advisor,  the risk of default is outweighed by the potential for capital growth.

         The issuers of debt obligations having speculative  characteristics may experience  difficulty in paying principal and  interest  when due in the event of a downturn  in the  economy or  unanticipated  corporate  developments.  The market prices of such  securities  may become  increasingly  volatile  in  periods  of  economic  uncertainty.  Moreover,  adverse publicity  or the  perceptions  of  investors,  over  which the  Sub-advisor  has no  control  and  whether or not based on fundamental  analysis,  may decrease the market price and  liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid  exposing  the Fund to such  risks,  there is no  assurance  that it will be  successful  or that a liquid secondary market will continue to be available for the disposition of such securities.

         Lower-rated  Debt Securities.  The Fund may invest up to 5% of its assets in low-rated and unrated  corporate debt securities  (often  referred  to  as  "junk  bonds").  Corporate  debt  securities  that  are  either  unrated  or  have  a predominantly  speculative rating may present  opportunities for significant long-term capital growth if the ability of the issuer to repay principal and interest when due is  underestimated  by the market or the rating  organizations.  Because of its perceived  credit weakness,  the issuer is generally  required to pay a higher interest rate and/or its debt securities may be selling at a significantly  lower market price than the debt  securities of other issuers.  If the inherent value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may  appreciate  significantly.  The  Sub-advisor  believes that its research on the credit and balance  sheet  strength of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the objective of capital growth than  alternative  investments in common  stocks.  Of course,  there can be no assurance  that the  Sub-advisor  will be successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's  Investors  Service,  Inc.  ("Moody's")  and S&P generally  represent the opinions of those organizations  as to the quality of the securities  that they rate.  Such ratings,  however,  are relative and  subjective, and are not absolute  standards of quality.  Although the  Sub-advisor  uses these ratings as a criterion for the selection of securities for the Fund, the Sub-advisor also relies on its independent  analysis to evaluate potential  investments for the Fund.  The Fund does not intend to purchase  debt  securities  for which a liquid  trading  market does not exist,  but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information on lower-rated  debt  securities and their risks is included in this SAI and the Company's
Prospectus  under  "Certain Risk Factors and  Investment  Methods."  Additional  information  on corporate  bond ratings is included in the Appendix to this SAI.

         Borrowing.  The Fund may borrow  subject to  certain  restrictions  set forth in the  Company's  Prospectus  under
"Certain Risk Factors and Investment  Methods" and in this SAI under  "Fundamental  Investment  Restrictions." The Fund may mortgage,  pledge or hypothecate up to 20% of its assets to secure permissible  borrowings.  Money borrowed will be subject to interest  costs,  which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The Fund may invest in warrants and rights (in addition to those acquired in units or attached to other  securities),  which entitle the holder to buy equity  securities at a specific  price for or at the end of a specific  period of time.  The value of a right or warrant  may  decline  because of a decline in the value of the  underlying  security,  the passage of time,  changes in  interest  rates or in the  dividend or other  policies of the issuer whose equity  underlies the warrant,  a change in the perception as to the future price of the underlying  security, or any combination  thereof.  Additional  information about warrants and rights and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment in Small,  Unseasoned Companies and Illiquid Securities.  The Fund may invest in small, less well-known companies  that have operated for less than three years  (including  predecessors).  The  securities of such  companies may have a limited  trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case.  If other  investment  companies and investors who invest in such issuers trade the same securities  when the Fund  attempts to dispose of its holdings,  the Fund may receive lower prices than might  otherwise be obtained.

         The Fund  will not  invest,  in the  aggregate,  more  than 15% of its net  assets  in  illiquid  securities.  The continued  liquidity of any Rule 144A  securities  purchased by the Fund is not as well assured as that of publicly  traded securities,  and accordingly,  the Sub-advisor  will monitor their liquidity under the guidelines  adopted by the Directors of the Company.  For additional  information on illiquid  securities and their risks,  see the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its  diversification  and other investment  restrictions, including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under "Fundamental  Investment  Restrictions").  Because such investments are ordinarily short term in nature,  they will tend to increase the Fund's  portfolio  turnover rate,  thereby  increasing its brokerage and other  transaction  expenses.  The Sub-advisor  intends to select  investments of the type described that, in its view,  have a reasonable  prospect of capital  growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions.  The Fund may enter into forward commitments for the purchase or sale of securities,  including on a "when-issued" or  "delayed-delivery"  basis, in excess of customary settlement  periods for the type of securities  involved.  In some cases,  the  obligations  of the parties under a forward commitment may be conditioned  upon the occurrence of a subsequent  event,  such as approval and  consummation of a merger, corporate  reorganization  or debt  restructuring  (i.e., a when, as and if issued  security).  When such  transactions are negotiated,  the price is fixed at the time of the commitment,  with payment and delivery generally taking place a month or more after the date of the  commitment.  While the Fund will only enter into a forward  commitment  with the  intention  of actually  acquiring the security,  the Fund may sell the security  before the  settlement  date if it is deemed  advisable.
The Fund will segregate with its custodian  cash or liquid  securities in an aggregate  amount at least equal to the amount of its  outstanding  forward  commitments.  Additional  information  regarding  when-issued,  delayed-delivery  and forward commitment  transactions  and their risks is included in this  Statement and the Company's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may  invest  up to 10% of its  total  assets  in the  securities  of other investment  companies,  including  small  business  investment  companies.  (Not more than 5% of its  total  assets  may be invested in any one investment  company,  nor will the Fund purchase more than 3% of the securities of any other investment company.) To the extent that the Fund invests in the securities of other  investment  companies,  shareholders  in the Fund may be subject to duplicative management and administrative fees.

         Repurchase  Agreements.  The Fund may enter into  repurchase  agreements  with banks and non-bank  dealers of U.S.
Government  securities  that are listed as reporting  dealers of the Federal  Reserve Bank and that furnish  collateral  at least equal in value to the amount of their repurchase  obligation.  In a repurchase agreement,  the resale price generally exceeds the purchase  price by an amount that reflects an agreed-upon  market  interest rate for the term of the repurchase agreement.

         Except for repurchase  agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S.  Government,  its  agencies or  instrumentalities,  not more than 5% of the Fund's total assets may be invested in repurchase  agreements.  In addition,  the Fund will not enter into repurchase  agreements of a duration of more than seven days if,  taken  together  with  restricted  securities  and other  securities  for which  there are no  readily  available quotations, more than 15% of its total assets would be so invested.

         Additional  information  on repurchase  agreements and their risks is included in the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Short Sales.  The Fund may, from time to time,  make short sales of securities it owns or has the right to acquire through  conversion or exchange of other  securities  it owns (short sales  "against the box").  In a short sale,  the Fund does not  immediately  deliver the  securities  sold or receive the proceeds from the sale.  The Fund may make a short sale against  the box in order to hedge  against  market  risks  when it  believes  that the price of a  security  may  decline, affecting  the Fund  directly if it owns that  security  or causing a decline in the value of a security  owned by the Fund that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short,  the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities  convertible  into, or exchangeable for, the  securities.  The Fund may close out a short  position by purchasing  and delivering an equal amount of securities sold  short,  rather  than by  delivering  securities  already  held by the Fund,  because the Fund may want to continue to receive  interest and dividend  payments on securities in its  portfolio  that are  convertible  into the  securities  sold short.

         Options.  The Fund  may  purchase  or sell  listed  call or put  options  on  securities  as a means of  achieving additional  return or of hedging the value of the Fund's  portfolio.  In addition to changes in the price of an  underlying security,  other  principal  factors  affecting  the market  value of a put or a call  option  include  supply and  demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will only  write  calls  options  if they are  covered.  A call  option is  covered  if the Fund owns the underlying  security  covered  by the  call or has an  absolute  and  immediate  right to  acquire  that  security  without additional cash  consideration  (or for additional cash  consideration if cash or other liquid assets with a value equal to such additional  consideration  are segregated with the Fund's  custodian) upon conversion or exchange of other  securities held in its  portfolio.  A call option is also  covered if the Fund holds a call on the same  security as the call  written where  the  exercise  price of the call held is (1) equal to or less than the  exercise  price of the call  written  or (2)
greater than the exercise  price of the call written if cash or other liquid assets equal to the  difference are segregated with the  custodian.  If the Fund writes a put option,  the Fund will  segregate cash or other assets with a value equal to the exercise  price of the option,  or will hold a put on the same security as the put written where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option,  it may terminate its obligation by effecting a closing  purchase  transaction.
However,  once the Fund has been  assigned  an  exercise  notice,  the Fund will be  unable  to  effect a closing  purchase transaction.  Similarly,  if the Fund is the holder of an option it may  liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option  previously  purchased.  There can be no assurance  that either a closing  purchase or sale  transaction  can be effected  when the Fund so desires.  The Fund will  realize a profit from a closing sale  transaction  if the price of the  transaction  is more than the premium paid to purchase the option;  the Fund will realize a loss from a closing sale  transaction if the price of the transaction is less than the premium paid to purchase the option.

         The Fund will  generally  purchase or write only those options for which there  appears to be an active  secondary market.  If, however,  there is no liquid secondary market when the Sub-advisor  wishes to close out an option the Fund has purchased,  it might not be  possible to effect a closing  sale  transaction,  so that the Fund would have to exercise  its options in order to realize any profit and would incur  brokerage  commissions  upon the  exercise of call options and upon the  subsequent  disposition  of  underlying  securities  for the exercise of put options.  If the Fund,  as a covered call option writer,  is unable to effect a closing purchase  transaction in a secondary  market, it will not be able to sell the underlying  security until the option expires or it delivers the underlying  security upon exercise or otherwise covers the position.

         In addition  to options on  securities,  the Fund may also  purchase  and sell call and put options on  securities indices.  The Fund may  offset  its  position  in stock  index  options  prior to  expiration  by  entering  into a closing transaction on an exchange or it may let the option it has purchased  expire  unexercised.  The Fund may write put and call options on stock  indices for the purposes of increasing  its gross  income,  thereby  partially  protecting  its portfolio against  declines in the value of the  securities  it owns or  increases  in the value of  securities  to be  acquired.  In addition,  the Fund may purchase put and call options on stock indices in order to hedge its investments  against a decline in value or to attempt to reduce the risk of missing a market or  industry  segment  advance.  While one purpose of writing such  options is to generate  additional  income for the Fund,  the Fund  recognizes  that it may be required to deliver an amount of cash in excess of the market  value of a stock index at such time as an option  written by the Fund is  exercised by the holder.  Because options on securities  indices  require  settlement in cash, the Adviser may be forced to liquidate portfolio  securities  to meet  settlement  obligations.  The  Fund  will  not  purchase  options  on  indices  unless  the
Sub-advisor  is satisfied  with the  development,  depth and  liquidity of the market and believes  that the options can be closed out.

         Although the Sub-advisor  will attempt to take  appropriate  measures to minimize the risks relating to the Fund's writing of put and call  options,  there can be no assurance  that the Fund will succeed in any  option-writing  program it undertakes.

         Additional  information about options on securities and securities indices and their risks in included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures.  The Fund may enter into futures  contracts  that are traded on a U.S.
exchange or board of trade.  Although the Fund has no current  intention of using  options on futures  contracts,  the Fund may at some future date enter into such  options.  Investments  in futures  contracts  and related  options will be made by the Fund solely for the purpose of hedging  against  changes in the value of its  portfolio  securities  or in the value of securities  it  intends  to  purchase.  Such  investments  will only be made if they are  economically  appropriate  to the reduction of risks  involved in the  management of the Fund. In this regard,  the Fund may enter into futures  contracts or options on futures  relating  to  securities  indices or other  financial  instruments,  including  but not limited to U.S.
Government  securities.  Futures exchanges and trading in the United States are regulated under the Commodity  Exchange Act by the Commodity Futures Trading Commission.

         Initial margin payments required in connection with futures  contracts will range from  approximately 1% to 10% of the  contract  amount.  Initial  margin  amounts  are  subject  to  change by the  exchange  or board of trade on which the contract  is traded,  and  brokers or members of such board of trade may charge  higher  amounts.  At any time prior to the expiration  of a futures  contract,  the portfolio  may elect to close the position by taking an opposite  position,  which will operate to  terminate  the Fund's  existing  position in the  contract.  At  expiration,  certain  futures  contracts, including  stock and bond index  futures,  are settled on a net cash payment  basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The potential  loss related to the purchase of an option on a futures  contract is limited to the premium paid for the  option  (plus  transaction  costs).  There  are no daily  cash  payments  by the  purchaser  of an option on a futures contract to reflect  changes in the value of the underlying  contract;  however,  the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         The Sub-advisor may use such instruments for the Fund depending upon market conditions  prevailing at the time and the  perceived  investment  needs of the Fund.  In the event the Fund  enters  into  futures  contracts  or writes  related options,  an amount of cash or other liquid assets equal to the market value of the contract  will be  segregated  with the
Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and  options  when it  chooses.  In addition,  hedging practices may not be available,  may be too costly to be used  effectively,  or may be unable to be used for other reasons.

         Additional  information about futures contracts,  options on futures contracts and their risks is included in this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.'

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions  in the  securities  of  companies  that may also be  suitable  for  investment  by the  Fund.  The securities  in which the Fund might  invest may thereby be limited to some  extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company  that might  otherwise  be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their advisory  accounts  have or acquire a  significant  position in the same  securities.  However,  the  Sub-advisor  does not believe that the investment  activities of its affiliates  will have a material  adverse effect upon the Fund in seeking to achieve its  investment  objectives.  In addition,  orders for the Fund  generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor or its affiliates  have a substantial  pecuniary  interest.
The  Fund may  invest  in the  securities  of  companies  that  are  investment  management  clients  of the  Sub-advisor's affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be  minority  shareholders  of the
Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Gabelli  All-Cap Value Fund.  These  limitations are not  fundamental  restrictions  and can be changed without shareholder approval.  The Fund may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge  or  hypothecate  any of  its  assets  except  that,  in  connection  with  permissible borrowings, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other investment  companies except in compliance with the Investment  Company
Act of 1940;

         4.       Invest,  in the aggregate,  more than 15% of the value of its total assets in securities for which market quotations  are not readily  available,  securities  that are  restricted  for public  sale,  or in  repurchase  agreements maturing or terminable in more than seven days;

         5.       Sell securities short,  except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  capital  growth by  investing  primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt  securities  include bonds,  notes and other  securities that give the holder the right to receive fixed amounts of  principal,  interest,  or both on a date in the future or on demand.  Debt  securities  are often referred to as fixed income  securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt securities (i.e., interest only and principal only securities).

         Although  the Fund may invest in debt  securities  assigned  lower  grade  ratings by S&P or  Moody's,  the Fund's investments  will  generally  be limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The Sub-advisor  will limit the Fund's  investments to debt securities  that it believes are not highly  speculative and that are rated at least CCC by
S&P or Caa by Moody's.  The Fund expects that most emerging  country debt  securities in which it invests will not be rated by U.S. rating services.

         A significant  economic  downturn or increase in interest rates may cause issuers of debt securities to experience increased  financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals,  and to obtain  additional  financing.  These  conditions more severely impact issuers of lower-rated  debt securities.  The  Sub-advisor  attempts to limit  purchases of lower-rated  securities to securities  having an established secondary market.

         Although  bonds in the  lowest  investment  grade debt  category  (those  rated BBB by S&P,  Baa by Moody's or the
equivalent)  are  regarded  as  having  adequate   capability  to  pay  principal  and  interest,   they  have  speculative
characteristics.  Adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity to make principal and interest  payments than is the case for higher-rated  bonds.  Lower-rated  bonds by Moody's  (categories
Ba, B, or Caa) are of poorer  quality  and also have  speculative  characteristics.  Bonds  rated Caa may be in  default or there may be present  elements of danger with respect to principal or interest.  Lower-rated  bonds by S&P  (categories BB,
B, or CCC)  include  those that are  regarded,  on balance,  as  predominantly  speculative  with  respect to the  issuer's capacity to pay  interest  and repay  principal  in  accordance  with their  terms.  While such bonds likely will have some quality and  protective  characteristics,  these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.  Bonds having  equivalent  ratings from other ratings  services will have  characteristics  similar to those of the  corresponding  S&P and Moody's  ratings.  For a more specific  description  of S&P and Moody's  corporate  bond rating categories,  please refer to the Appendix to this SAI.  Additional  information  about the debt securities and their risks, including the risks of lower-rated  debt  securities,  is included in this SAI and the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Equity and Convertible Debt Securities.  As discussed in the Company's Prospectus,  the Fund may invest in common, preferred and convertible  preferred stocks,  and securities whose values are tied to the price of stocks,  such as rights, warrants and  convertible  debt  securities.  Additional  information  about these types of  securities  and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund seeks to invest in stocks that will  increase in market value and may be sold for more than the Fund paid to buy them.  Market value is based upon  constantly  changing  investor  perceptions of what the company is worth compared to other  companies.  Dividends  are a factor  in the  changing  market  value of  stocks,  but many  companies  do not pay dividends,  or pay  comparatively  small  dividends.  As discussed in the  Prospectus,  the principal  risk of investing in equity  securities is that their market values fluctuate  constantly,  often due to factors entirely outside the control of the Fund or the company issuing the stock.  At any given time, the market value of an equity security may be  significantly higher or lower than the amount paid by a Fund to acquire it.

         Owners of preferred stocks are entitled to dividends payable from the corporation's earnings,  which in some cases
may  be  "cumulative"  if  prior  dividends  on  the  preferred  stock  have  not  been  paid.   Preferred  stocks  may  be
"participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually,  its common  stock) at a specified  price during a specified  time  period.  The value of a right or warrant is affected by many of the same  factors  that  determine  the prices of common  stocks.  Rights and  warrants  may be  purchased  directly  or acquired in connection with a corporate reorganization or exchange offer.

         The Fund also may  purchase  convertible  securities,  including  convertible  debt  obligations  and  convertible preferred  stock.  A convertible  security  entitles the holder to exchange it for a fixed number of shares of common stock
(or other equity  security),  usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities usually receives the interest paid on a convertible bond or the dividend  preference of a preferred stock.

         A  convertible  security has an  "investment  value",  which is a  theoretical  value  determined  by the yield it provides in comparison with similar  securities  without the conversion  feature.  Investment  value changes are based upon prevailing  interest rates and other factors.  It also has a "conversion  value," which is the market value the convertible security would have if it were exchanged for the underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying security.  However,  if the conversion value is substantially  below investment  value, the market value of the convertible security is governed  principally by its investment  value. If the conversion value is near or above investment  value, the market value of the convertible  security  generally will rise above  investment  value. In such cases, the market value of the convertible  security may be higher than its conversion  value,  due to the  combination of the convertible  security's right to interest (or dividend  preference)  and the  possibility  of capital  appreciation  from the  conversion  feature.
However,  there is no assurance  that any premium  above  investment  value or conversion  value will be recovered  because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the  securities of foreign  companies,  or companies  that have their principal  business  activities  outside  the United  States,  either  directly  or through  American  Depositary  Receipts
("ADRs").  An ADR entitles its holder to all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the  sponsoring  bank.  Foreign  securities  involve  certain  risks not  associated  with  investment in U.S.
companies,  which are described in more detail in this SAI and the  Company's  Prospectus  under  "Certain Risk Factors and
Investment  Methods." In addition,  foreign  exchange  markets for the  currencies in which the foreign  securities  may be traded are affected by the international balance of payments and other economic and financial  conditions,  speculation and other  factors,  all of which are  outside  the  control of the Fund.  Generally,  the  Fund's  foreign  currency  exchange transactions  will be  conducted  on a cash or "spot"  basis at the spot rate for  purchasing  or selling  currency  in the currency exchange markets.

         Illiquid  Securities.  The Fund may invest in  illiquid  securities,  including  restricted  securities  and other investments  that are not readily  marketable.  The Fund may be unable to dispose of illiquid  securities  at a  reasonable price.  In  addition,  in order to resell a  restricted  security,  the Fund might have to bear the  expense  and incur the delays associated with registering the securities with the SEC, and otherwise  obtaining  listing on a securities  exchange or in the over the counter market.

         Additional  information  on illiquid  securities  and their risks is included in the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Rule  144A  Securities.  The Fund also may  invest in  securities  that can be resold to  institutional  investors pursuant to Rule 144A under the Securities  Act of 1933 (the "1933 Act").  In recent years,  a large  institutional  market has  developed  for many Rule 144A  Securities.  Institutional  investors  generally  cannot sell these  securities  to the general  public but instead  will often  depend on an  efficient  institutional  market in which Rule 144A  Securities  can readily  be  resold  to  other  institutional  investors,  or on an  issuer's  ability  to honor a  demand  for  repayment.
Therefore,  the fact  that  there  are  contractual  or legal  restrictions  on resale  to the  general  public or  certain institutions  does not  necessarily  mean  that a Rule 144A  Security  is  illiquid.  Institutional  markets  for Rule 144A
Securities  may  provide  both  reliable  market  values for Rule 144A  Securities  and enable the Fund to sell a Rule 144A investment when appropriate.

         Additional  information  on Rule 144A  Securities  is included in the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods - Illiquid and Restricted Securities."

         Investment Company  Securities.  The Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose  portfolios  mirror the compositions of specific S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs are traded on the American Stock  Exchange.  SPDR holders such as the
Fund are paid a "Dividend  Equivalent  Amount" that corresponds to the amount of cash dividends  accruing to the securities held by the SPDR  Trust,  net of  certain  fees and  expenses.  The 1940 Act  limits  investments  in  securities  of other investment  companies,  such as SPDR Trusts. These limitations include,  among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in  securities of other  investment  companies and no more than
5% of its total assets may be invested in the securities of any one investment company.

         Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Fund  may,  from  time to time,  purchase  debt  securities  issued by the U.S.
government.  These  securities  include  Treasury  bills,  notes and bonds.  Treasury  bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years,  and Treasury bonds generally have maturities of more than ten years.

         U.S. government debt securities also include securities issued or guaranteed by agencies or  instrumentalities  of the U.S.  government.  Some obligations of U.S.  government  agencies,  such as Government  National  Mortgage  Association
("GNMA")  participation  certificates,  are supported by the full faith and credit of the U.S. Treasury.  GNMA Certificates are  mortgage-backed  securities  representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage  bankers,  commercial banks and savings and loan associations -- are either insured by the Federal Housing
Administration  or guaranteed by the Veterans  Administration.  A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through  securities  dealers.  Once approved by GNMA, the timely payment of interest  and  principal  on each  mortgage  is  guaranteed  by GNMA and  backed by the full  faith and  credit of the U.S.
government.  (For  additional  information on  mortgage-backed  securities and their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government debt securities,  such as securities of the Federal Home Loan Banks, are supported by the right of the  issuer to  borrow  from the  Treasury.  Others,  such as bonds  issued  by  Fannie  Mae,  a  federally chartered private  corporation,  are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally  to the agency issuing or  guaranteeing the  obligation  in the event  the  agency  or  instrumentality  does not meet its  commitments.  The Fund  will  invest in securities of such  instrumentalities  only when its Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued  and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells  securities on an ordinary settlement  basis.  That  means  that the buy or sell  order is sent,  and the Fund  actually  takes  delivery  or gives up physical  possession of the security on the "settlement date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued or  delayed-delivery  transactions occur when securities are purchased or sold by the Fund and payment and  delivery  take  place at an  agreed-upon  time in the  future.  The Fund may engage in this  practice  in an effort to secure an  advantageous  price and yield.  However,  the yield on a comparable  security  available when delivery  actually takes  place may vary from the yield on the  security  at the time the  when-issued  or  delayed-delivery  transaction  was entered into.

         Additional  information on when-issued and  delayed-delivery  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General. As discussed in the Prospectus,  the Sub-adviser may use various types of financial instruments,  some of which are  derivatives,  to  attempt  to manage  the risk of the  Fund's  investments  or, in  certain  circumstances,  for investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include  options,  futures contracts  (sometimes  referred to as  "futures"),  forward  contracts,  swaps,  caps,  floors and  collars  (collectively,
"Financial  Instruments").  The policies in this section do not apply to other types of instruments  sometimes  referred to as derivatives, such as indexed securities, and mortgage-backed and other asset-backed securities.

         Hedging  strategies  can be broadly  categorized as "short" hedges and "long" or  "anticipatory"  hedges.  A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more  investments  held in the Fund's  portfolio.  A long or  anticipatory  hedge involves the use of a Financial
Instrument in order to partially or fully offset  potential  increases in the acquisition  cost of one or more  investments that the Fund intends to acquire.  In an  anticipatory  hedge  transaction,  the Fund does not already own a  corresponding security.  Rather,  it relates to a security or type of  security  that the Fund  intends to acquire.  If the Fund does not eliminate the hedge by purchasing the security as  anticipated,  the effect on the Fund's  portfolio  generally is the same as if a  long  position  in  the  security  were  entered  into.  Financial  Instruments  may  also  be  used,  in  certain circumstances, for investment (e.g., as a substitute for investing in securities).

         Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more  particular  securities  positions that the Fund already owns or intends to acquire.  Financial  instruments on indices,  in contrast,  generally are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments  is subject to applicable  regulations  of the SEC, the several  exchanges  upon which they are traded,  and the CFTC. In addition,  the Fund's ability to use Financial  Instruments  may be limited by tax considerations.  See this SAI under  "Additional  Tax  Considerations."  In  addition  to the  instruments  and  strategies described  below,  the Sub-advisor may use other similar or related  techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities.

         Special Risks.  Financial  Instruments and their use involve special  considerations  and risks,  certain of which are described below.

         (1)  Financial  Instruments  may increase  the  volatility  of the Fund.  If the  Sub-advisor  employs a Financial
Instrument that correlates imperfectly with the Fund's investments,  a loss could result,  regardless of whether or not the intent was to manage risk.

         (2) There might be imperfect  correlation between price movements of a Financial Instrument and price movements of the  investment(s)  being hedged.  For example,  if the value of a Financial  Instrument used in a short hedge increased by less than the  decline  in value of the  hedged  investment(s),  the hedge  would not be fully  successful.  This  might be caused by certain kinds of trading activity that distorts the normal price  relationship  between the security being hedged and the Financial Instrument.

         The Fund is authorized to use options and futures  contracts  related to  securities  with issuers,  maturities or other  characteristics  different from the securities in which it typically invests.  This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

         The direction of options and futures  price  movements can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's  investments  well.  Options and  futures  prices are  affected  by such  factors as current  and  anticipated  short-term  interest  rates,  changes in volatility of the underlying  instrument,  and the time remaining  until  expiration of the contract,  which may not affect security  prices the same way.  Imperfect  correlation  may also result from differing  levels of demand in the options and futures  markets and the  securities  markets,  from  structural  differences in how options and futures and securities are traded,  or from  imposition of daily price  fluctuation  limits or trading  halts.  The Fund may take positions in options and futures  contracts  with a greater or lesser face value than the  securities  it wishes to hedge or intends to purchase in order to attempt to compensate for  differences  in volatility  between the contract and the  securities,  although this may not be successful in all cases.

         (3) If  successful,  the  above-discussed  hedging  strategies  can  reduce  risk of loss by wholly  or  partially offsetting the negative effect of unfavorable price movements of portfolio  securities.  However,  such strategies can also reduce  opportunity  for gain by offsetting the positive  effect of favorable  price  movements.  For example,  if the Fund entered  into a short  hedge  because  the  Sub-advisor  projected  a decline  in the  price of a  security  in the  Fund's portfolio,  and the  price of that  security  increased  instead,  the gain from that  increase  would  likely be wholly or partially  offset by a decline in the value of the short position in the Financial  Instrument.  Moreover,  if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund is required to maintain assets as "cover," maintain  segregated  accounts or make margin payments when they take positions in Financial Instruments  involving obligations to third parties (i.e.,  Financial
Instruments  other  than  purchased  options).  If the  Fund is  unable  to  close  out  its  positions  in such  Financial
Instruments,  it might be required to continue to maintain such assets or segregated  accounts or make such payments  until the position expired.

         Cover.  Positions in Financial  Instruments,  other than  purchased  options,  expose the Fund to an obligation to another party.  The Fund will not enter into any such  transaction  unless it owns (1) an offsetting  ("covered")  position in securities,  currencies or other options,  futures contracts or forward  contracts,  or (2) cash or liquid assets with a value,  market-to-market  daily,  sufficient to cover its  obligations  to the extent not covered as provided in (1) above.
The Fund will comply with SEC  guidelines  regarding  cover for these  instruments  and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

         Assets  used as cover or held as  segregated  cannot be sold while the  position  in the  corresponding  Financial
Instrument  is open  unless they are  replaced  with other  appropriate  assets.  As a result,  the  commitment  of a large portion of the Fund's assets to cover or to hold as segregated could impede  portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

         Options.  The Fund may  engage in  certain  strategies  involving  options  to  attempt  to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The purchase of call options can serve as a hedge  against a price rise of the  underlying  security or instrument and the purchase of put options can serve as a hedge  against a price  decline of the  underlying  security or  instrument.
Writing call options can serve as a limited short hedge  because  declines in the value of the hedged  investment  would be offset to the extent of the premium  received  for writing the option.  Writing put options can serve as a limited  long or anticipatory  hedge because  increases in the value of the hedged  investment  would be offset to the extent of the premium received for writing the option.

         The value of an option  position will  reflect,  among other things,  the current  market value of the  underlying investment,  the time  remaining  until  expiration,  the  relationship  of the  exercise  price to the market price of the underlying  investment,  the  price  volatility  of  the  underlying  investment  and  general  market  and  interest  rate conditions.  Options that expire unexercised have no value.

         The  Fund  may  effectively  terminate  its  right or  obligation  under an  option  by  entering  into a  closing transaction.  For  example,  the Fund may  terminate  a position  in a put or call  option it had  purchased  by writing an identical  put or call  option,  which  is known as a  closing  sale  transaction.  Closing  transactions  permit a Fund to realize  profits or limit  losses on an option  position  prior to its exercise or  expiration.  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

                  Risks of Options on Securities.  Options embody the possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the  related  investment.  The Fund may purchase or write both  exchange-traded and OTC options.  Exchange-traded  options in the United States are issued by a clearing  organization  affiliated with the exchange on which the option is listed that, in effect,  guarantees  completion of every  exchange-traded  option transaction.  In contrast,  OTC options are contracts between a fund and its counterparty
(usually a securities  dealer or a bank) with no clearing  organization  guarantee.  Failure by the counterparty to make or take delivery of the underlying  investment  upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options on Indices.  The risks of purchasing  and selling  options on indices may be greater than options on  securities.  Because index options are settled in cash,  when the Fund writes a call on an index it cannot  fulfill its potential  settlement  obligations  by  delivering  the  underlying  securities.  The Fund can  offset  some of the risk of writing a call index option by holding a  diversified  portfolio  of  securities  similar to those on which the  underlying index is based.  However,  the Fund cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same  securities as underlie the index and, as a result,  it bears a risk that the value of the  securities  held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are  standardized  with respect to the  underlying instrument,  expiration  date,  contract size, and strike price, the terms of OTC options (options not traded on exchanges)
generally  are  established  through  negotiation  with  the  other  party  to the  option  contract.  While  this  type of arrangement  allows a Fund great  flexibility to tailor the option to its needs, OTC options generally involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization  of the exchange where they are traded.
Generally, OTC foreign currency options used by the Fund are European-style options.

         Additional  information  about  options  transactions  and their risks is  included in this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an  anticipatory  hedge,  and the sale of futures or the  purchase  of put  options on futures  can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited short hedge,  using a strategy  similar to that used for writing  call options on  securities  or indices.  Similarly,  writing put options on futures  contracts  can serve as a limited long or anticipatory hedge.

         In addition,  futures  strategies can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest  rates,  which is sometimes  related to the weighted  average  maturity of a portfolio)  and associated interest  rate risk of the Fund's  fixed-income  investments.  If the  Sub-advisor  wishes to shorten  the  duration of the
Fund's  fixed-income  investments  (i.e.,  reduce anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract  or a call option  thereon,  or  purchase a put option on that  futures  contract.  If the  Sub-advisor  wishes to lengthen the duration of the Fund's fixed-income  investments (i.e.,  increase anticipated  sensitivity),  the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

         At the  inception  of a futures  contract,  the Fund will be  required  to deposit  "initial  margin" in an amount generally  equal to 10% or less of the  contract  value.  Unlike  margin  in  securities  transactions,  initial  margin on futures contracts and written options on futures  contracts does not represent a borrowing on margin,  but rather is in the nature of a performance  bond or good-faith  deposit that is returned to the Fund at the  termination of the transaction if all contractual  obligations have been satisfied.  Under certain  circumstances,  such as periods of high  volatility,  the
Fund may be required to increase the level of initial margin deposits.

         If the Fund were unable to  liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur substantial  losses.  The Fund would continue to be subject to market risk with respect to the  position.  In  addition,  except in the case of  purchased  options,  the
Fund would continue to be required to make daily  variation  margin  payments and might be required to continue to maintain the position  being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts and Options  Thereon.  The spreads at a given time between prices in the cash and futures markets  (including the options on futures markets),  due to differences in the natures of those markets,  will fluctuate  based on a number of factors.  For  instance,  the  liquidity  of the  futures  market  depends on  participants entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take  delivery,  liquidity  in the  futures  market  could be  reduced,  thus  producing  price  distortion.  Due to the possibility of distortion,  a hedge may not be successful.  Although stock index futures  contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced.

         For  additional  information  on futures  contracts  and options on futures and their risks,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Index Futures.  The price of index futures may move  proportionately  more than or less than the price of the  securities  being  hedged.  If the  price of the  index  futures  moves  proportionately  less  than the  price of the securities  that are the  subject  of the  hedge,  the  hedge  will  not be  fully  effective.  Assuming  the  price of the securities being hedged has moved in an unfavorable  direction,  as anticipated when the hedge was put into place, the Fund would be in a better  position  than if it had not  hedged at all,  but not as good as if the  price of the  index  futures moved in full  proportion  to that of the  hedged  securities.  If the price of the  futures  contract  moves more than the price of the  securities,  the Fund  will  experience  either a loss or a gain on the  futures  contract  that  will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an anticipatory  hedge,  it is possible that the market may decline  instead.
If the Fund then  decides not to invest in the  securities  at that time because of concern as to possible  further  market decline or for other  reasons,  it will  realize a loss on the futures  contract  that is not offset by a reduction  in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging Strategies -- Special  Considerations.  The Fund may use options and futures contracts on foreign  currencies,  as mentioned  previously,  and forward  currency  contracts,  as described below, to attempt to hedge against  movements in the values of the foreign  currencies in which the Fund's  securities are  denominated or, in certain circumstances,  for  investment  (e.g.,  as a substitute  for investing in  securities  denominated  in foreign  currency).
Currency  hedges can  protect  against  price  movements  in a security  that the Fund owns or intends to acquire  that are attributable to changes in the value of the currency in which it is denominated.

         The Fund may seek to hedge against price movements in a particular  currency by entering into  transactions  using
Financial  Instruments on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the  currency  being  hedged.  The risk that  movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

         The value of Financial  Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve  substantially larger amounts than those involved in the use of such  Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market  (generally  consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic  reporting of last sale  information for foreign  currencies or any regulatory  requirement that  quotations  available  through  dealers or other  market  sources be firm or  revised  on a timely  basis.  Quotation information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where  rates  might be less  favorable.  The  interbank  market in foreign  currencies  is a global, round-the-clock  market.  To the  extent  the U.S.  options  or  futures  markets  are  closed  while the  markets  for the underlying  currencies remain open,  significant  price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement  of hedging  transactions  involving  foreign  currencies  might be required  to take place  within the country  issuing the  underlying  currency.  Thus,  the Fund might be required to accept or make delivery of the underlying foreign  currency  in  accordance  with any U.S.  or foreign  regulations  regarding  the  maintenance  of foreign  banking arrangements  by U.S.  residents  and might be required to pay any fees,  taxes and charges  associated  with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses  forward  currency  contracts  to hedge  against a decline in the value of  existing  investments denominated in foreign currency,  such a hedge would tend to offset both positive and negative currency  fluctuations,  but would not offset  changes in security  values caused by other  factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another  currency (or a basket of currencies)  expected to perform  similarly to the  currency in which the Fund's  existing  investments  are  denominated.  This type of hedge could offer  advantages  in terms of cost,  yield or  efficiency,  but may not hedge  currency  exposure as  effectively as a simple hedge against U.S.
dollars.  This  type of hedge may  result  in  losses if the  currency  used to hedge  does not  perform  similarly  to the currency in which the hedged securities are denominated.

         The cost to the Fund of  engaging  in forward  currency  contracts  will vary with  factors  such as the  currency involved,  the length of the  contract  period and the market  conditions  then  prevailing.  When the Fund  enters  into a forward  currency  contract,  it relies on the  counterparty  to make or take  delivery of the  underlying  currency at the maturity of the  contract.  Failure by the  counterparty  to do so would  result in the loss of some or all of any expected benefit of the transaction.

         As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into offsetting  closing  transactions,  similar  to  closing  transactions  on futures  contracts,  by  selling or  purchasing, respectively,  an instrument  identical to the instrument  purchased or sold.  Secondary markets generally do not exist for forward  currency  contracts,  with the  result  that  closing  transactions  generally  can be made for  forward  currency contracts only by negotiating  directly with the  counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward  currency  contract at a favorable  price prior to maturity.  In  addition,  in the event of insolvency of the  counterparty,  the Fund might be unable to close out a forward currency  contract.  In either event, the
Fund would  continue  to be subject to market  risk with  respect to the  position,  and would  continue  to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

         Forward currency contracts may substantially  change a fund's investment  exposure to changes in currency exchange rates and could  result  in  losses to the Fund if  currencies  do not  perform  as the  adviser  anticipates.  There is no assurance that the Sub-advisor's  use of forward currency  contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The  Fund may also  purchase  and sell  foreign  currency  and  invest  in  foreign  currency  deposits.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

         Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write  options or futures in  combination  with each other,  or in combination  with  futures or forward  currency  contracts,  to manage the risk and return  characteristics  of its overall position.  For example,  the Fund may purchase a put option and write a call option on the same underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.
Another  possible  combined  position would involve writing a call option at one strike price and buying a call option at a lower  price,  in order to  reduce  the risk of the  written  call  option in the event of a  substantial  price  increase.
Because combined options positions involve multiple trades, they result in higher transaction costs.

         Turnover.  The Funds' options and futures  activities  may affect their  turnover  rates and brokerage  commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures  contracts,  may cause it to sell or purchase  related  investments,  thus  increasing  its  turnover  rate.  Once the Fund has  received an exercise notice on an option it has written,  it cannot effect a closing  transaction in order to terminate its obligation under the option and must deliver or receive the  underlying  securities  at the exercise  price.  The exercise of puts  purchased by the Fund may also  cause the sale of  related  investments,  increasing  turnover.  Although  such  exercise  is within the
Fund's  control,  holding a protective put might cause it to sell the related  investments for reasons that would not exist in the  absence  of the  put.  The  Fund  will  pay a  brokerage  commission  each  time it buys or  sells a put or call or purchases or sells a futures  contract.  Such  commissions may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors  and  Collars.  The Fund is  authorized  to enter into  swaps,  caps,  floors  and  collars.
Additional  information  on swaps,  caps and floors is  included in this SAI under  "Certain  Risk  Factors and  Investment
Methods."  A collar combines elements of buying a cap and selling a floor.

                  Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the ASAF INVESCO  Technology Fund.  These  limitations are not fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The Fund may not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or purchase  securities on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures  contracts,  options,  forward contracts, swaps,  caps,  floors,  collars and other financial  instruments,  (ii) the Fund may obtain such short-term  credits as are necessary  for the  clearance  of  transactions,  and (iii) the Fund may make margin  payments in  connection  with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         2.       The Fund does not  currently  intend to purchase any  security if, as a result,  more than 15% of its net assets would be invested in  securities  that are deemed to be illiquid  because  they are subject to legal or  contractual restrictions  on resale or because they cannot be sold or disposed of in the ordinary  course of business at  approximately the prices at which they are valued.

         3.       The Fund may  invest  in  securities  issued  by other  investment  companies  to the  extent  that  such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF Rydex Managed OTC FUND:

Investment  Objective:  The  investment  objective  of the Fund is to  provide  investment  results  that  correspond  to a benchmark for securities that are traded in the  over-the-counter  market.  The Fund's current  benchmark is the NASDAQ 100
Index.

Investment Policies:

         Borrowing.  The Fund may borrow money to  facilitate  management  of the Fund's  portfolio by enabling the Fund to meet redemption  requests when the liquidation of portfolio  instruments  would be  inconvenient or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage  (total assets,  including  assets acquired with borrowed funds,  less liabilities  exclusive of borrowings) of 300% of all amounts  borrowed.  Maintenance of this  percentage  limitation  may  result in the sale of  portfolio  securities  at a time when  investment  considerations otherwise indicate that it would be disadvantageous to do so.

         The Fund is authorized to pledge portfolio  securities as the Sub-advisor deems appropriate in connection with any borrowings.  Additional  information  about borrowing is included in the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Illiquid  Securities.  While the Fund does not  anticipate  doing so, the Fund may purchase  illiquid  securities, including  securities  that are not readily  marketable and securities  that are not registered  ("restricted  securities")
under the  Securities  Act of 1933, as amended (the "1933 Act").  As discussed in the Company's  Prospectus,  the Fund will not invest more than 15% of the Fund's net assets in illiquid  securities.  Under the  current  guidelines  of the staff of the SEC, illiquid securities also are considered to include, among other securities,  purchased  over-the-counter  options, certain cover for  over-the-counter  options,  and repurchase  agreements with maturities in excess of seven days. The Fund may not be able to sell illiquid  securities when the Sub-advisor  considers it desirable to do so or may have to sell such securities  at a price  that is lower  than the price  that  could be  obtained  if the  securities  were more  liquid.  In addition,  the sale of illiquid  securities also may require more time and may result in higher dealer  discounts and other selling  expenses than does the sale of securities  that are not illiquid.  Illiquid  securities also may be more difficult to value due to the  unavailability  of  reliable  market  quotations  for such  securities,  and  investment  in  illiquid securities may have an adverse impact on net asset value.

         Institutional  markets for restricted securities have developed as a result of the promulgation of Rule 144A under the  1933  Act,  which  provides  a "safe  harbor"  from  1933  Act  registration  requirements  for  qualifying  sales  to institutional  investors.  When Rule 144A  restricted  securities  present an attractive  investment  opportunity  and meet other selection  criteria,  the Fund may make such  investments;  whether or not such securities are considered  "illiquid"
will  depend on the market that exists for the  particular  security.  Subject to  guidelines  promulgated  by the Board of
Directors of the Company,  the  Sub-advisor  will determine and monitor the liquidity of Rule 144A securities in the Fund's portfolio.  For  additional  discussion of  securities of illiquid and  restricted  securities  and certain risks  involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the
1940 Act and rules and  regulations  thereunder,  and,  if  applicable,  exemptive  orders  granted  by the SEC.  If a Fund invests in, and, thus, is a shareholder of, another investment  company,  the Fund's  shareholders will indirectly bear the
Fund's  proportionate  share of the fees and expenses paid by such other investment  company,  including  advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's  Investment  Manager and the other expenses that the Fund bears directly in connection with the Fund's own operations.

         Lending of  Portfolio  Securities.  Subject to the  investment  restrictions  set forth  below,  the Fund may lend portfolio  securities to brokers,  dealers,  and financial  institutions,  provided that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained  each business day in a segregated  account  pursuant to  applicable  regulations.  Loans would be subject to  termination  by the  borrower on one day's notice.  Borrowed  securities  must be returned when the loan is terminated.  Any gain or loss in the market price of the  borrowed  securities  which  occurs  during the term of the loan inures to the Fund and the Fund's  shareholders.  The
Fund may pay reasonable finders,  borrowers,  administrative,  and custodial fees in connection with a loan. For additional discussion  about this  practice,  see this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth  below.  A  description  of and additional  information  on these  instruments  and their risks are  included in this SAI and  Company's  Prospectus  under
"Certain Risk Factors and Investment  Methods." Certain other  information risks pertaining to these investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options and write (sell) put options on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may purchase call options and write put options on stock indices listed on national securities exchanges or traded in the  over-the-counter  market as an investment vehicle for the purpose of realizing the Fund's investment objective.

         When the Fund writes an option on an index,  the Fund will be required  to deposit and  maintain  with a custodian cash or  liquid  securities  equal  in value to the  aggregate  exercise  price  of a put or call  option  pursuant  to the requirements  and the rules of the  applicable  exchange.  If, at the close of business on any day, the market value of the deposited  securities  falls below the contract price,  the Fund will deposit with the custodian cash or liquid  securities equal in value to the deficiency.

         Stock Index Futures  Contracts.  The Fund may buy and sell stock index futures contracts and related options (with respect to any stock index) that are traded on a recognized  stock  exchange or board of trade.  When the Fund purchases or sells a stock index futures contract,  or sells an option thereon,  the Fund "covers" its position.  To cover its position, the Fund may maintain with its custodian bank (and  marked-to-market  on a daily basis), a segregated account consisting of cash or other  liquid  assets  that,  when added to any amounts  deposited  with a futures  commission  merchant as initial margin,  are equal to the market value of the futures  contract.  If the Fund engages in the described  securities  trading practices and properly  segregates  assets,  the  segregated  account will  function as a practical  limit on the amount of leverage  which  the  Fund  may  undertake  and on the  potential  increase  in the  speculative  character  of the  Fund's outstanding  portfolio  securities.  Additionally,  such  segregated  accounts will generally  assure the  availability  of adequate funds to meet the obligations of the Fund arising from such investment activities.

         The Fund may  cover its long  position  in a futures  contract  by  purchasing  a put  option on the same  futures contract with a strike price (i.e.,  an exercise  price) as high or higher than the price of the futures  contract.  In the alternative,  if the strike price of the put is less than the price of the futures  contract,  the Fund will  maintain in a segregated  account cash or other liquid  assets equal in value to the  difference  between the strike price of the put and the price of the  futures  contract.  The Fund may also cover its long  position  in a futures  contract  by taking a short position in the instruments  underlying the futures  contract,  or by taking positions in instruments with prices which are expected to move  relatively  consistently  with the  futures  contract.  A Fund may "cover" a short  position in a futures contract by owning the instruments  underlying the contract (or, in the case of an index futures contract,  a portfolio the value of which is expected to fluctuate in a  substantially  similar  manner to the index on which the futures  contract is based),  or by taking  positions in instruments  with prices which are expected to move  relatively  consistently  with the futures  contract.  The Fund may also cover its short  position in a futures  contract by holding a call option  permitting the Fund to purchase  the same  futures  contract at a price no higher than the price of the  contract  written by the Fund
(or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         The Fund may cover its sale of a call  option on a futures  contract by taking a long  position in the  underlying futures  contract at a price less than or equal to the strike price of the call  option.  In the  alternative,  if the long position in the  underlying  futures  contracts  is  established  at a price  greater  than the strike price of the written
(sold) call,  the Fund will maintain in a segregated  account cash or other liquid assets equal in value to the  difference between  the strike  price of the call and the price of the  futures  contract.  The Fund may also cover its sale of a call option by taking  positions in instruments  with prices which are expected to move  relatively  consistently  with the call option.  The Fund may cover its sale of a put option on a futures  contract by taking a short  position  in the  underlying futures  contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying  futures  contract  is  established  at a price less than the strike  price of the  written  put,  the Fund will maintain in a segregated  account cash or other liquid assets equal in value to the difference  between the strike price of the put and the price of the  futures  contract.  The Fund may also cover its sale of a put option by taking  positions  in instruments  with prices which are expected to move relatively  consistently  with the put option.  Additional  information on  Futures  and their  risks is  included  in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Portfolio  Turnover.  The  Fund's  portfolio  turnover  rate  to a  great  extent  will  depend  on the  purchase, redemption,  and exchange  activity of the Fund, it is very difficult to estimate what the Fund's actual turnover rate will be in the future.  However,  the  Sub-advisor  anticipates  that the  portfolio  turnover may equal or exceed 100%.  For an additional  discussion of portfolio  turnover,  see this SAI under "Portfolio  Transactions"  and the Company's  Prospectus
under "Portfolio Turnover."

         Repurchase  Agreements.  The Fund may enter into  repurchase  agreements  with  financial  institutions.  The Fund follows  certain  procedures  designed  to  minimize  the risks  inherent  in such  agreements.  These  procedures  include effecting  repurchase  transactions only with large,  well-capitalized and  well-established  financial  institutions whose condition  will be  continually  monitored by the  Sub-advisor.  In addition,  the value of the  collateral  underlying the repurchase  agreement will always be at least equal to the repurchase  price,  including any accrued interest earned on the repurchase  agreement.  In the event of a default or bankruptcy by a selling financial  institution,  the Fund will seek to liquidate such  collateral.  The investments of the Fund in repurchase  agreements may be substantial at times when, in the view  of the  Sub-advisor,  liquidity  or  other  considerations  so  warrant.  For  additional  discussion  of  repurchase agreements  and the risks  involved  therein,  see the Company's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Short Sales  Against  the Box.  The Fund may engage in short sales  "against  the box".  The Fund may make a short sale when the Fund wants to sell the security the Fund owns at a current  attractive  price, in order to hedge or limit the exposure of the Fund's position.  For further  information  about this practice,  please refer to the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Tracking  Error.  Although the Fund does not expect that the returns over a year will deviate  adversely  from its benchmark  by more than ten  percent,  several  factors may affect its  ability to achieve  this  correlation.  Among these are: (1) Fund  expenses,  including  brokerage  (which may be increased by high portfolio  turnover);  (2) less than all of the  securities  in the benchmark  being held by the Fund and  securities  not included in the benchmark  being held by the
Fund; (3) an imperfect  correlation  between the performance of instruments held by the Fund, such as futures contracts and options,  and the  performance of the underlying  securities in the cash market;  (4) bid-ask  spreads (the effect of which may be increased by portfolio  turnover);  (5) the Fund holds  instruments  traded in a market that has become  illiquid or disrupted;  (6) Fund share  prices  being  rounded to the nearest  cent;  (7) changes to the  benchmark  index that are not disseminated in advance;  or (8) the need to conform the Fund's portfolio  holdings to comply with investment  restrictions or policies or regulatory or tax law requirements.

         U.S. Government  Securities.  The Fund may invest in U.S. Government  Securities.  Securities issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full  faith and credit of the U.S.  Treasury  and which  differ  only in their  interest  rates,  maturities,  and times of issuance.  U.S.  Treasury bills have initial  maturities of one year or less; U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds  generally have initial  maturities of greater than ten years.  Certain U.S.
Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government  including,  but not limited to, Fannie Mae, the Government National Mortgage Association,  the Small Business Administration,  the Federal Farm
Credit Administration,  the Federal Home Loan Banks, Banks for Cooperatives  (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal  Intermediate  Credit Banks, the Tennessee Valley Authority,  the Export-Import Bank of
the United States, the Commodity Credit  Corporation,  the Federal Financing Bank, the Student Loan Marketing  Association,
and the National Credit Union Administration.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities,  including,  for example,
Government  National  Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the
U.S.  Treasury.  Other obligations  issued by or guaranteed by Federal agencies,  such as those securities issued by Fannie
Mae, are supported by the  discretionary  authority of the U.S.  Government to purchase certain  obligations of the Federal agency,  while other  obligations  issued by or  guaranteed  by Federal  agencies,  such as those of the Federal  Home Loan
Banks,  are  supported  by the right of the issuer to borrow from the U.S.  Treasury.  While the U.S.  Government  provides financial support to such U.S.  Government-sponsored  Federal agencies,  no assurance can be given that the U.S. Government will always do so,  because the U.S.  Government is not so obligated by law. U.S.  Treasury  notes and bonds  typically pay coupon interest semi-annually and repay the principal at maturity.

         When-Issued   and   Delayed-Delivery   Securities.   The  Fund  may  purchase   securities  on  a  when-issued  or
delayed-delivery  basis  (i.e.,  delivery  and  payment  can take place  between a month and 120 days after the date of the transaction).  At the time the Fund makes the  commitment  to purchase  securities  on a  when-issued  or  delayed-delivery basis,  the Fund will record the  transaction  and thereafter  reflect the value of the securities  each day in determining the Fund's net asset value.  The Fund will not purchase  securities on a  when-issued  or  delayed-delivery  basis if, as a result,  more than 15% of the Fund's net assets  would be so  invested.  At the time of  delivery  of the  securities,  the value of the securities  may be more or less than the purchase  price.  The Fund will also  establish a segregated  account with the Fund's  custodian  bank in which the Fund will  maintain  cash or liquid  securities  equal to or greater in value than the Fund's  purchase  commitments  for such  when-issued or  delayed-delivery  securities.  The  Sub-advisor  does not believe  that the Fund's net asset value or income will be adversely  affected by the Fund's  purchase of  securities  on a when-issued or  delayed-delivery  basis. For more information  about  when-issued  securities,  please see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or  hypothecate  the Fund's  assets,  except to the extent  necessary  to secure  permitted borrowings and to the extent  related to the deposit of assets in escrow in connection  with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment  or delayed-delivery  basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions,  options, futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5. Make short sales of  portfolio  securities  or purchase any  portfolio  securities  on margin,  except for such short-term  credits as are necessary for the  clearance of  transactions.  The deposit or payment by the Fund of initial or variation  margin in connection  with futures or options  transactions  is not  considered  to be a securities  purchase on margin.  The Fund may engage in short  sales if, at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The Fund's investment  objective is to seek long-term growth of capital by investing  predominantly in the equity  securities  (common stocks,  securities  convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large,  carefully selected,  high-quality U.S. companies that, in the judgment of the Fund's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  500 companies that are considered by the Sub-advisor to have strong  management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the
Sub-advisor has access to considerable  information  concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company followed.
While each analyst has  responsibility for following  companies in one or more identified  sectors and/or  industries,  the lateral  structure of the  Sub-advisor's  research  organization  and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness of stocks among industry  sectors.  The focus during this process is on the early  recognition  of change on the  premise  that value is created  through  the  dynamics  of  changing  company, industry and economic  fundamentals.  Research emphasis is placed on the  identification  of companies whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of approximately  600 companies to maintain a list of favored  securities,  the "Alliance 100," considered by the Sub-advisor to have the most clearly superior  earnings potential and  valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe of companies  allows it to devote its extensive  resources to constant  intensive  research of these companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Fund with each portfolio  manager in the Group selecting 25 such companies that appear to the manager most  attractive at current  prices.  These  individual  ratings are then  aggregated  and  ranked to  produce a  composite  list of the 25 most  highly  regarded  stocks,  the  "Favored  25."
Approximately  70% of the Fund's net assets  will  usually be  invested  in the  Favored 25 with the  balance of the Fund's investment  portfolio  consisting  principally  of  other  stocks  in the  Alliance  100.  Fund  emphasis  upon  particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor  expects the average weighted market  capitalization  of companies  represented in the Fund (i.e., the number of a company's  shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average weighted market  capitalization of companies  comprising the Standard & Poor's 500 Composite Stock Price Index,
a widely  recognized  unmanaged  index of market activity based upon the aggregate  performance of a selected  portfolio of publicly  traded  stocks,  including  monthly  adjustments  to reflect the  reinvestment  of dividends  and  distributions.
Investments will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Fund may  invest  in  convertible  securities,  which  are  convertible  at a stated
exchange rate into common stock. Prior to their conversion,  convertible  securities have the same general  characteristics as  non-convertible  debt securities,  as they provide a stable stream of income with generally higher yields than those of equity  securities  of the  same or  similar  issuers.  As with all  debt  securities,  the  market  value  of  convertible securities  tends to decline  as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally offer lower interest or dividend yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock  underlying a convertible  security  increases,  the price of the convertible security  increasingly  reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade  increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks on an issuer's  capital  structure.  They are consequently of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible  security  sells above its value as a fixed  income  security.  The Fund may invest up to 20% of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the Fund under the investment  policies  described above.  Additional  information about  convertible  securities is included in the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The Fund may invest up to 5% of its net assets in rights or  warrants,  but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for inclusion in the Fund.  Rights and warrants  may be more  speculative  than  certain  other  types of  investments  in that  they do not  entitle  a holder to dividends or voting rights with respect to the  securities  which may be purchased nor do they  represent any rights in the assets of the issuing  company.  Also,  the value of a right or warrant does not  necessarily  change with the value of the underlying  securities.  Additional  information  about warrants is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest up to 15% of the value of its total  assets in  securities  of  foreign issuers  whose  common  stocks are  eligible  for  purchase  by the Fund under the  investment  policies  described  above.
Additional  information about foreign  securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid  Securities.  The Fund will not  maintain  more than 15% of its net assets in  illiquid  securities.  For this purpose,  illiquid securities include,  among others,  direct placements or other securities that are subject to legal or contractual  restrictions on resale or for which there is no readily available market (e.g.,  trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         Historically,  illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered  under the Securities Act of 1933, as amended (the  "Securities  Act") and securities that are  otherwise  not  readily  marketable.  Securities  that  have not been  registered  under the  Securities  Act are referred to as private  placements or restricted  securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant  amount of these restricted or other illiquid  securities because of the potential for delays on resale and  uncertainty in valuation.  A mutual fund might have to register such  restricted securities  in order to dispose of them,  resulting  in  additional  expense and delay.  Adverse  market  conditions  could impede such a public offering of securities.

         The Fund may invest up to 5% of its net assets (taken at market value) in restricted  securities  (excluding  Rule
144A  securities)  issued under Section 4(2) of the Securities  Act, which exempts from  registration  "transactions  by an issuer not involving  any public  offering."  Section 4(2)  instruments  are  restricted in the sense that they can only be resold through the issuing dealers to  institutional  investors and in private  transactions;  they cannot be resold to the general public without registration.

         In recent  years,  however,  a large  institutional  market has  developed  for  certain  securities  that are not registered  under the  Securities  Act,  including  foreign  securities.  Institutional  investors  depend on an  efficient institutional  market in which the unregistered  security can be readily resold or on an issuer's ability to honor a demand for  repayment.  The fact that there are  contractual or legal  restrictions  on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities  Act allows such a broader  institutional  trading market for securities  otherwise subject to restriction  on resale to the general  public.  Rule 144A has produced  enhanced  liquidity for many  restricted securities,  and market  liquidity  for such  securities  may  continue  to expand as a result of this  regulation  and the consequent  existence of the PORTAL  System,  which is an automated  system for the trading,  clearance  and  settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Fund's  Sub-advisor,  acting under  guidelines  adopted by the Trust's  Board of  Directors,  will monitor the liquidity of restricted  securities in the Fund that are eligible for resale  pursuant to Rule 144A. In reaching  liquidity decisions,  the Sub-advisor  will consider,  among others,  the following  factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers  making  quotations to purchase or sell the security;  (3) the number of other potential purchasers of the security;  (4) the number of dealers undertaking to make a market in the security;  and (5) the nature of the security  (including its  unregistered  nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

Options and Futures:

         While the Fund does not anticipate  utilizing  them on a regular basis,  the Fund may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Fund may write  exchange-traded  call options on common  stocks,  and may purchase and sell  exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Fund will not write put options.

         Generally,  the  opportunity  for profit from the  writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option that has been written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times  during the option  period owns either (a) the  optioned securities or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or for additional  cash  consideration  held in a  segregated  account by its  custodian)  upon  conversion  or  exchange of other securities  held in its  portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or
(ii) is greater than the exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in  connection  with writing call  options  will vary  widely.  Commissions,  stock transfer  taxes and other  expenses of the Fund must be deducted  from such  premium  receipts.  Calls  written by the Fund will  ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most, if not all, of whom are members of a national  securities  exchange on which  options are traded,  and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer,  which may be Donaldson,  Lufkin & Jenrette Securities
Corporation,  an affiliate of the  Sub-advisor.  The  endorsing or  guaranteeing  firm  requires that the option writer (in this case the Fund)  maintain a margin account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written  by it if, as a result of the sale,  the  aggregate  of the  Fund's portfolio  securities  subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets.

         The Fund may purchase or write  options on securities of the types in which it is permitted to invest in privately
negotiated   (i.e.,   over-the-counter)   transactions.   The  Sub-advisor  has  adopted   procedures  for  monitoring  the
creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Fund would be in a position to realize a gain if,  during the option  period,  the price of the shares  increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would realize a loss if the price of the  security  declined or remained  the same or did not  increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put,  the Fund would  realize a loss if the price of the  security  increased  or  remained  the same or did not  decrease  during that period by more than the amount of the premium  and  commissions  payable on  exercise.  In  addition,  the Fund could  realize a gain or loss on such  options by selling them.

         The aggregate cost of all outstanding options purchased and held by the Fund,  including options on market indices as described below, will at no time exceed 10% of the Fund's total assets.

         Options on Market  Indices.  The Fund may purchase and sell  exchange-traded  index options.  Through the purchase of listed  index  options,  the  portfolio  could  achieve  many of the same  objectives  as through  the use of options on individual  securities.  Price movements in the Fund's securities  probably will not correlate  perfectly with movements in the level of the index and,  therefore,  the Fund would bear a risk of loss on index  options  purchased by it if favorable price  movements  of the hedged  portfolio  securities  do not equal or exceed  losses on the  options or if adverse  price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock  Index  Futures.  The Fund may  purchase  and sell stock index  futures  contracts.  A stock  index  futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks  in the  index is made.  The Fund will not  purchase  or sell  options  on stock  index  futures contracts.

         The Fund may not  purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets  would be hedged by stock index  futures.  The Fund may not  purchase or sell a stock index  future if,  immediately thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would  exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with  movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the  nature  of a  performance  bond or good  faith  deposit  on the  contract  which is  returned  to the Fund  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being  hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this  advantage will be  partially  offset by the loss on the index  future.  If the price of the future moves more than the price of the stock, the Fund will  experience  either a loss or gain on the future  which will not be  completely  offset by  movements  in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of  securities  being  hedged and  movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being  hedged if the volatility  over a particular  time period of the prices of such  securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the securities being  hedged is less  than the  volatility  over  such time  period  of the  stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the market may decline  instead.  If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other reasons,  the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover.  The Fund's investment  policies as described above are based on the Sub-advisor's  assessment of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions involve frequent purchases and sales of shares of a particular  issuer as well as the  replacement of securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be  attributable  to increases and decreases in the size of particular  portfolio positions rather than to the complete  elimination of a particular  issuer's securities from the Fund. For more information on portfolio turnover, see this SAI and the Company's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF  Alliance  Growth  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed  without shareholder approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities or purchase  securities  on margin except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase illiquid  securities if immediately after such investment more than 15% of the Fund's net assets
(taken at market value) would be so invested;

Whenever  any  investment  restriction  states a maximum  percentage  of the Fund's  assets  which may be  invested  in any security or other  asset,  it is intended  that such  percentage  be  determined  immediately  after and as a result of the
Fund's  acquisition of such securities or other assets.  Accordingly,  any later increase or decrease in percentage  beyond the  specified  limitation  resulting  from changes in values or net assets will not be  considered a violation of any such maximum.

ASAF Marsico Capital Growth Fund:

Investment  Objective:  The  investment  objective of the Fund is to seek capital  growth.  Realization of income is not an investment  objective  and any income  realized on the Fund's  investments,  therefore,  will be  incidental  to the Fund's objective.

Investment Policies:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies and forward  contracts.  The Fund will not use futures contracts and options for leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets  of the Fund.  The Fund may  invest  in  forward  currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions on the types of securities and on indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted  above,  the Fund,  in order to  attempt to protect  the value of its  investments  from  interest  rate or  currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Fund  expects to enter into these  transactions  primarily  to preserve a return or spread on a  particular  investment  or portion of its  investments.  The Fund also may enter into these  transactions to protect against any increase in the price of  securities  the Fund may  consider  buying at a later  date.  The Fund does not  intend  to use these  transactions  as speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an  exchange of  floating  rate  payments  for fixed rate  payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase  of an  interest  rate  floor  entitles  the  purchaser,  to the  extent  that a  specified  index  falls  below a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based or  liability-based  basis, depending  upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Fund receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be  maintained  in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would maintain a segregated  account in the full amount  accrued on a daily basis of the Fund's  obligations  with respect to the swap.  The
Fund will not enter  into any  interest  rate  swap,  cap or floor  transaction  unless the  unsecured  senior  debt or the claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells  (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account  cash or other liquid  assets having  an  aggregate  net  asset  value at least  equal  to the full  amount,  accrued  on a daily  basis,  of the  Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments  that the Fund  contractually  is entitled to receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement described  above.  For an  additional  discussion  of these  strategies,  see this SAI  under  "Certain  Risk  Factors  and
Investment Methods."

         Repurchase  Agreements  and Reverse  Repurchase  Agreements.  Subject to  guidelines  promulgated  by the Board of
Directors of the Company,  the Fund may enter into repurchase  agreements.  The Fund may also enter into reverse repurchase agreements.  For a description of these  investment  techniques,  see the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk" bonds) are debt  securities  rated below investment  grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and
Moody's  Investors  Service,  Inc.  ("Moody's").   The  Fund  will  not  invest  more  than  5%  of  its  total  assets  in high-yield/high risk and mortgage- and asset-backed securities.

         The value of lower quality  securities  generally is more  dependent on the ability of the issuer to meet interest and  principal  payments  (i.e.  credit  risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality  securities may be more  sensitive to interest rate movements than lower quality  securities.  The Fund will not  purchase  debt  securities  rated below  "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Fund may also  purchase unrated bonds of foreign and domestic  issuers.  For an additional  discussion  of  high-yield/high-risk  and mortgage- and asset-backed securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind,  and Step Coupon Bonds. The Fund may purchase zero coupon, pay-in-kind,  and step coupon bonds.  Zero coupon bonds are debt  securities that do not pay periodic  interest,  but are issued at a discount from their face value.  The discount  approximates  the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally give the issuer the option to pay cash at a coupon  payment date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon  payment that would have been made. Step coupon bonds begin to pay coupon  interest,  or pay an increased rate of interest,  at some time after they are issued.  The discount at which step coupon bonds trade  depends on the time  remaining  until cash  payments begin,  prevailing  interest  rates,  the liquidity of the security and the  perceived  credit  quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds  generally  will  fluctuate more in response to changes in
interest  rates  than  will  conventional   interest-paying  securities  with  comparable  maturities.  For  an  additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Marsico Capital Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the aggregate,  15% of the Fund's net asset value,  provided that this limitation does not apply to (i) reverse  repurchase agreements;  (ii)  deposits  of assets on  margin;  (iii)  guaranteed  positions  in  futures,  options,  swaps or  forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not currently  intend to purchase any  securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets  would be invested  in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the  Sub-advisor acting  pursuant to authority  delegated  by the  Directors,  may  determine  that a readily  available  market  exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, as amended,  or any successor to such  rule,  and  Section  4(2)  commercial  paper.  Accordingly,  such  securities  may not be  subject  to the  foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF Janus CAPITAL Growth Fund:

Investment  Objective:  The investment  objective of the Fund is to seek growth of capital.  Realization of income is not a significant investment  consideration and any income realized on the Fund's investments,  therefore,  will be incidental to the Fund's objective.

Investment Policies:

         Corporate  Bonds and  Debentures.  The Fund may purchase  corporate  bonds and  debentures,  including bonds rated below  investment  grade.  The Fund will not invest more than 35% of its net assets in bonds rated below  investment  grade by the primary  rating  agencies.  For a discussion of lower rated  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices  and  foreign  currencies,  forward  contracts  and  swaps.  The Fund  will not enter  into any  futures contracts or options on futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e.,  no  leveraging).  The Fund may invest in forward  currency  contracts  with stated  values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted  above,  the Fund,  in order to  attempt to protect  the value of its  investments  from  interest  rate or  currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Fund  expects to enter into these  transactions  primarily  to preserve a return or spread on a  particular  investment  or portion of its  investments.  The Fund also may enter into these  transactions to protect against any increase in the price of  securities  the Fund may  consider  buying at a later  date.  The Fund does not intend to use these  transactions  as a speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an  exchange of  floating  rate  payments  for fixed rate  payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase  of an  interest  rate  floor  entitles  the  purchaser,  to the  extent  that a  specified  index  falls  below a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based or  liability-based  basis, depending  upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Fund receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be  maintained  in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would maintain a segregated  account in the full amount  accrued on a daily basis of the Fund's  obligations  with respect to the swap.  The
Fund will not enter  into any  interest  rate  swap,  cap or floor  transaction  unless the  unsecured  senior  debt or the claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells  (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account  cash or other liquid  assets having  an  aggregate  net  asset  value at least  equal  to the full  amount,  accrued  on a daily  basis,  of the  Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments  that the Fund  contractually  is entitled to receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement described  above.  For an  additional  discussion  of these  strategies,  see this SAI  under  "Certain  Risk  Factors  and
Investment Methods."

         Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money  market  fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Repurchase  Agreements and Reverse Repurchase  Agreements.  Subject to guidelines  promulgated by the Directors of the Company,  the Fund may enter into repurchase  agreements.  The Fund may also enter into reverse repurchase  agreements.
Pursuant to an exemptive  order granted by the SEC, the Fund and other funds advised or sub-advised by the  Sub-Advisor may invest in repurchase  agreements and other money market instruments  through a joint trading account.  For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Income-Producing  Securities.  Other  types of  income  producing  securities  that  the Fund may  purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

                  Standby Commitments.  These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features  primarily for the purpose of increasing the liquidity of the Fund.

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  investment  restrictions  and may be changed by the Directors of the Company without  shareholder  approval.
The Fund will not:

         1.       Purchase a security if as a result,  more than 15% of its net assets in the  aggregate,  at market value, would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions  on resale or for which there is no readily  available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options,  if any. The Directors of the Company,  the  Investment  Manager or
the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2.       Enter into any  futures  contracts  or options on futures  contracts  for  purposes  other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium  required to establish  positions  in futures  contracts  and related  options  that do not fall within the  definition  of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

         3.       Enter into any futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

         4.       Sell  securities  short,  unless  it owns or has the right to obtain  securities  equivalent  in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short;

         5.       Mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,
15% of the Fund's net asset value,  provided that this  limitation  does not apply to reverse  repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward  contracts or placed in a segregated account in connection with such contracts;

         6.       Invest in companies for the purpose of exercising management or control;

         7.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment  Company  Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates; or

         8.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The investment  objective of the ASAF Sanford Bernstein Managed Index 500 Fund (formerly,  the ASAF
Bankers  Trust Managed  Index 500 Fund) is to  outperform  the Standard & Poor's 500 Composite  Stock Price Index (the "S&P
500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Fund's  assets may be invested  without  regard to this  limitation.  The Fund will not invest more than 25% of its assets in the  securities  of issuers in any one industry.
In the unlikely  event that the S&P 500 should  concentrate  to an extent  greater than that amount,  the Fund's ability to achieve its objective may be impaired.

         About the S&P 500. The Fund is not sponsored,  endorsed,  sold or promoted by Standard & Poor's, a division of The
McGraw-Hill  Companies,  Inc. ("S&P"). S&P makes no representation or warranty,  express or implied, to the shareholders of the Fund or any member of the public  regarding  the  advisability  of  investing  in  securities  generally or in the Fund particularly  or the ability of the S&P 500 to track  general  stock market  performance.  S&P's only  relationship  to the
Investment  Manager or the  Sub-advisor  is a license  provided to the Investment  Manager of certain  trademarks and trade names of S&P and of the S&P 500 which is determined,  composed and calculated by S&P without regard to Investment  Manager,
Sub-advisor  or the  Fund.  S&P has no  obligation  to  take  the  needs  of the  Investment  Manager,  Sub-advisor  or the shareholders of the Fund into  consideration  in determining,  composing or calculating the S&P 500. S&P is not responsible for and has not  participated in the  determination of the prices and amount of Fund's shares or the timing of the issuance or  sale of the  Fund's  shares,  or in the  determination  or  calculation  of the  Fund's  net  asset  value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500 or any data included therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Fund,  shareholders  of the Fund,  or any other  person or entity from the use of the S&P
500 or any data included  therein.  S&P makes no express or implied  warranties  and expressly  disclaims all warranties of merchantability  or fitness  for a  particular  purpose or use with  respect to the S&P 500 or any data  included  therein.
Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Fund  experiences  large cash  inflows or  anticipates  substantial  redemption requests,  the Fund may hold  short-term  investments  for a limited time pending the  purchase of equity  securities.  The
Fund's short-term  instruments may consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the  Sub-advisor;  (iii)
commercial  paper;  (iv) bank  obligations,  including  negotiable  certificates  of deposit,  time  deposits  and bankers'
acceptances;  and (v)  repurchase  agreements.  At the time the Fund  invests in  commercial  paper,  bank  obligations  or repurchase  agreements,  the issuer or the issuer's  parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depository institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         U.S. Government  Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and  credit" of the United  States.
In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitments.  Government securities  in which the Fund may invest  that are not backed by the full  faith and credit of the United  States  include, but are not limited to, obligations of the Tennessee Valley Authority,  the Federal Home Loan Mortgage  Corporation and the
U.S.  Postal  Service,  each of  which  has the  right  to  borrow  from the U.S.  Treasury  to meet its  obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the  individual  credit of the  issuing  agency.  Securities  that are  backed by the full  faith and credit of the
United States include obligations of the Government National Mortgage  Association,  the Farmers Home  Administration,  and
the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any  domestic  securities  exchange  or traded in the  over-the-counter  market.  They may or may not pay dividends or carry voting  rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common stock from the issuer at a specific price (the strike price)
for a specific  period of time.  The strike price of warrants  sometimes is much lower than the current market price of the underlying  securities,  yet  warrants  are  subject to  similar  price  fluctuations.  As a result,  warrants  may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying  securities and do not  represent  any rights in the assets of the  issuing  company.  Also,  the value of the  warrant  does not  necessarily change with the value of the underlying securities.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into  common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to exchange  the  securities  for a specified  number of shares of common  stock,  usually of the same  company,  at specified prices within a certain period of time.

         The terms of any  convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated  convertible  debentures,  the holders' claims on assets and earnings are  subordinated to the claims of other creditors,  and are senior to the  claims of  preferred  and  common  shareholders.  In the case of  convertible  preferred stock,  the holders'  claims on assets and earnings are  subordinated  to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Fund may enter into securities index futures  contracts.  U.S. futures contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant  contract market.  Futures contracts trade on a number of exchange  markets,  and,  through  their  clearing  corporations,  the  exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These  investments will be made by the Fund solely for hedging purposes.  In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate cash or securities as a deposit payment  ("initial  margin").  It is expected that the initial margin would be  approximately  1 1/2% to 5% of a contract's face value.  Daily  thereafter,  the futures  contract is valued and the  payment of  "variation  margin" may be  required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts  are traded,  the Fund will incur  brokerage  fees when it purchases or sells  futures  contracts.  The liquidity of the futures  market  depends on  participants  entering  into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other  risks.  Nonetheless,  the  Sub-advisor  believes  that use of such contracts in certain  circumstances  will benefit the Fund.  For an  additional  discussion  of futures  contracts  and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to  "equitize"  cash so that the Fund may  maintain  100%  equity  exposure.  The Fund will not enter  into any  futures  contracts  or  options on futures  contracts if immediately  thereafter the amount of margin  deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures  contracts  owned by the Portfolio  (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering  into the closing  transaction  will  realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those described above.  Net option premiums  received will be included as initial margin  deposits.  In  anticipation of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible increase in the price of  securities  that the Fund intends to  purchase.  Similarly,  if the value of the  securities  held by the  Portfolio is expected  to  decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based, or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write  (sell)  call and put  options  on  securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Fund will not purchase such options  unless the
Sub-advisor  believes  the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the  Portfolio's  net assets  (taken at the  greater of cost or market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek  capital  growth and income  through  investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Fund to seek to  balance  the  objectives  of  reasonable  current  income and  reasonable opportunity for capital growth through  investments  primarily in dividend-paying  common stocks of good quality.  However, it may invest  whenever the economic  outlook is  unfavorable  for common stock  investments  in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic  and other  conditions,  irrespective  of the degree of  portfolio  turnover.  The Fund  engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Fund may try to realize income by writing  covered call option contracts provided that the option is listed on a domestic securities  exchange.  The Sub-advisor  believes that the premiums the Fund will receive for writing  options can increase the Fund's income  without  subjecting  it to  substantial risks.

         A security on which an option has been  written  will be held in escrow by the Fund's  custodian  until the option expires,  is exercised,  or a closing  purchase  transaction is made. The Fund will purchase call options only to close out a  position  in an option  written  by it.  When a  security  is sold from the Fund  against  which a call  option has been written,  the Fund  will  effect a  closing  purchase  transaction  so as to close  out any  existing  call  option on that security.

         The premium  received by the Fund upon writing a call option will increase the Fund's assets,  and a corresponding liability  will be recorded and  subsequently  adjusted  from day to day to the current  value of the option  written.  For example,  if the current value of the option  exceeds the premium  received,  the excess would be an  unrealized  loss and, conversely,  if the premium  exceeds the current value,  such excess would be an unrealized  gain. The current value of the option  will be the last sales  price on the  principal  exchange  on which the option is traded or, in the  absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock  Index  Futures.  The Fund may  purchase  and sell stock index  futures  contracts.  A stock  index  futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks  in the  index is made.  The Fund will not  purchase  or sell  options  on stock  index  futures contracts.

         The Fund may not  purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets  would be hedged by stock index  futures.  The Fund may not  purchase or sell a stock index  future if,  immediately thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would  exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with  movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the  nature  of a  performance  bond or good  faith  deposit  on the  contract  which is  returned  to the Fund  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being  hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this  advantage will be  partially  offset by the loss on the index  future.  If the price of the future moves more than the price of the stock, the Fund will  experience  either a loss or gain on the future  which will not be  completely  offset by  movements  in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of  securities  being  hedged and  movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being  hedged if the volatility  over a particular  time period of the prices of such  securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the securities being  hedged is less  than the  volatility  over  such time  period  of the  stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the market may decline  instead.  If the Fund then  concludes  not to invest in stock or  options  at that time  because  of concern as to possible  further  market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in foreign  securities,  but will not make any such  investments  unless such  securities  are listed on a  national  securities  exchange.  The  purchase  of foreign  securities  entails  certain political and economic risks,  and  accordingly,  the Fund has restricted its investments in securities in this category to issues of high  quality.  Evidences of ownership of foreign  securities  may be held outside of the U.S.,  and the Fund may be  subject  to the risks  associated  with the  holding  of such  property  overseas.  Additional  information  on foreign securities  and their risks is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Securities  Ratings.  The  ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The rating  of an  issuer  is  heavily  weighted  by past  developments  and  does  not  necessarily  reflect  probable  future conditions.  There is  frequently  a lag  between the time a rating is assigned  and the time it is updated.  In  addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A detailed  description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this
Statement.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Alliance Growth and Income Fund.  These  limitations are not  "fundamental  restrictions  and may be changed by the Directors without shareholder approval.  The Fund may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek to provide reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate  Debt  Securities.  The Fund may invest in debt  securities,  such as  convertible  and  non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The  Fund  may  invest  in  floating  or  variable  rate  securities.
Investments in variable or floating rate  securities  normally will involve  industrial  development or revenue bonds which provide  that the rate of interest is set as a specific  percentage  of a designated  base rate,  such as rates on Treasury
Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Fund on short  notice at par plus  accrued  interest,  which amount may be more or less than the amount of the bondholder  paid for them. The maturity of floating or variable rate  obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice  period  required  before the Fund is entitled to receive  payment of the obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate  adjustment.  If not redeemed by the Fund through the demand feature,  the obligations  mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The Fund may invest in zero coupon  bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest bonds are debt obligations,  which are issued at a significant  discount from face value.  The discount  approximates  the total amount of interest the bonds will accrue and compound  over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the  security at the time of  issuance.  While zero coupon bonds do not require the periodic  payment of interest,  deferred  interest bonds do provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt  obligations,  which provide that the issuer may, at its option,  pay interest on such bonds in cash or in the form of additional debt  obligations.  Such  investments  benefit the issuer by mitigating its need for cash to meet debt  service,  but also  require a higher  rate of return to attract  investors  who are willing to defer receipt of such cash.  Such  investments may experience  greater  volatility in market value than debt  obligations,  which make  regular  payments of interest.  The Fund will accrue  income on such  investments  for tax and  accounting  purposes, which are  distributable  to shareholders  and which,  because no cash is received at the time of accrual,  may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The Fund may  invest in all types of  equity  securities,  including  the  following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depository  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.  The Fund may invest in  dollar-denominated  and non-dollar  denominated  foreign securities.
Investing  in  securities  of foreign  issuers  generally  involves  risks not  ordinarily  associated  with  investing  in securities  of  domestic  issuers.  For a  discussion  of the risks  involved in foreign  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository  Receipts.  The Fund may invest in American  Depository  Receipts ("ADRs"),  Global Depository Receipts
("GDRs")  and  other  types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually  a bank) and represent  a  specified  quantity  of  shares  of an  underlying  non-U.S.  stock  on  deposit  with a  custodian  bank  as collateral.  GDRs and other types of  depository  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by  either a  foreign  or a U.S.  company.  Generally,  ADRs are in registered  form and are designed for use in U.S.  securities  markets and GDRs are in bearer form and are designed for use in foreign  securities  markets.  For the  purposes of the Fund's  policy to invest a certain  percentage  of its assets in foreign  securities,  the  investments  of the Fund in ADRs,  GDRs and other types of depository  receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depository  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depository of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Fund may invest in either type of ADR.
Although the U.S. investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the depository  receipts in the United  Sates can reduce  costs and delays as well as  potential  currency  exchange  and other difficulties.  The Fund may  purchase  securities  in local  markets  and  direct  delivery  of these  shares  to the local depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Fund's  custodian  in five days.  The Fund may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is generally  not subject to the same  reporting  requirements  in the
United  States as a  domestic  issuer.  Accordingly,  information  available  to a U.S.  investor  will be  limited  to the information  the foreign  issuer is  required  to  disclose  in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Fund may  invest  in  securities  of  government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields  of  certain  of  the  securities  in  the  Fund's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently  over the history of certain  emerging  markets and could  adversely  affect the Fund's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations in the currencies in which a Fund's  portfolio  securities are denominated may have a detrimental  impact on the Fund's et asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging markets,  as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices for the Fund's  securities in such markets may not be readily  available.  The Fund may suspend  redemption  of its shares for any period  during  which an  emergency exists,  as  determined  by the SEC. If market  prices are not readily  available,  the Fund's  securities  in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income  from  securities  held by the Fund could be reduced  by a  withholding  tax on the source or other taxes imposed by the emerging market  countries in which the Fund makes its  investments.  The Fund's net asset value may also be  affected  by changes in the rates or methods of  taxation  applicable  to the Fund or to entities in which the
Fund has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be  required  to deliver or accept  delivery  of the  underlying  currency,  but will seek in most  instances  to close out positions in such  Contracts by entering into  offsetting  transactions,  which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into transactions in Forward  Contracts for other than hedging  purposes,  which presents greater profit  potential but also involves  increased  risk. For example,  the Fund may purchase a given foreign  currency through a Forward  Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency  is  expected to rise relative to the U.S.  dollar.  Conversely,  the Fund may sell the currency  through a Forward  Contract if the  Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this SAI and the Company  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Fund may purchase and sell  futures  contracts  ("Future  Contracts")  on stock  indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices of foreign currencies or commodities.
The Fund also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such securities  including  municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment  strategies will be used for hedging purposes and for non-hedging  purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures  contracts are used to attempt to protect the Fund's current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Fund may sell stock index futures contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the Fund's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Fund is not fully invested in the  securities  market and anticipates a significant  market advance,  it may purchase stock index futures in order to gain rapid market exposure that may,  in part or  entirely,  offset  increases  in the cost of  securities  that  the Fund  intends  to  purchase.  As such purchases  are made,  the  corresponding  positions in stock index futures  contracts  will be closed out. In a substantial majority of these  transactions,  the Fund will purchase such  securities  upon  termination of the futures  position,  but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of  portfolio  securities  denominated  in foreign  currencies,  or increase  the dollar cost of  foreign-denominated securities,  or increase  the dollar  cost of  foreign-denominated  securities  to be  acquired,  even if the value of such securities in the  currencies in which they are  denominated  remains  constant.  The Fund may sell futures  contracts on a foreign currency,  for example,  where it holds securities denominated in such currency and it anticipates a decline in the value of such  currency  relative to the dollar.  In the event such decline  occurs,  the resulting  adverse  effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Fund could  protect  against a rise in the dollar cost of  foreign-denominated  securities  to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the  rise in the  dollar  value  of the  underlying  currencies.  Where  the Fund purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Fund will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The Fund may  invest  other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the following  types of options,  which involves the risks  described below under the caption "Special Risk Factors."

         Options on Foreign  Currencies.  The Fund may purchase  and write  options on foreign  currencies  for hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts, will be  utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired are denominated is projected,  thereby  increasing  the cost of such  securities,  the Fund may purchase call options  thereon.
The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Fund could write a put option on the relevant  currency  which, if rates move in the manner projected,  will  expire  unexercised  and allow the Fund to hedge such  increased  cost up to the  amount of the  premium.
Foreign  currency  options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options  on  Futures  Contracts.  The Fund may also  purchase  and  write  options  to buy or sell  those  Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Fund on U.S.  Exchanges are traded on the same contract market as the underlying Futures Contract,  an, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures Contracts may be traded on foreign  exchanges.  The Fund may cover the  writing of call  Options on Futures  Contracts  (a) through  purchases  of the underlying  Futures Contract,  (b) through ownership of the instrument,  or instruments  included in the index,  underlying the Futures  Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same principal amount as the call written where the exercise  price of the call held (I) is equal to or less than the exercise  price of the call written or (ii) is greater than the  exercise  price of the call  written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  The Fund may cover the writing of put  Options on Futures  Contracts  (a)  through  sales of the underlying  Futures  Contract,  (b) through  the  ownership  of liquid and  unencumbered  assets  equal to the value of the security or index  underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the exercise  price of the put written if where the exercise  price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures
Contracts  may also be covered in such other  manner as may be in  accordance  with the rules of the  exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the Fund,  the Fund will be  required  to sell the  underlying  Futures  Contract  which,  if the Fund has  covered  its obligation  through the purchase of such Contract,  will serve to liquidate its futures  position.  Similarly,  where a put
Option on a Futures  Contract  written by the Fund is  exercised,  the Fund will be  required to  purchase  the  underlying
Futures  Contract  which,  if the Fund has covered its  obligation  through the sale of such  Contract,  will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options  on  Securities.  The Fund may write  (sell)  covered  put and call  options,  and  purchase  put and call options, on securities.

         A call  option  written  by the Fund is  "covered"  if the Fund owns the  security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional  cash  consideration  (or for  additional  cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange  of other  securities  held in its  portfolio.  A call  option is also  covered if the Fund holds a call on the same security and in the same  principal  amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Fund owns  liquid  and  unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid  and  unencumbered  assets  with a value  equal to the  exercise  price,  or else holds a put on the same security  and in the same  principal  amount as the put  written  where the  exercise  price of the put held is equal to or greater  than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise price of the put written if the Fund owns liquid and  unencumbered  assets  equal to the  difference.  Put and call options written  by the Fund may also be  covered  in such  other  manner  as may be in  accordance  with the  requirements  of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Fund to write  another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written  put  option  will  permit  the Fund to write  another  put  option to the  extent  that the Fund owns  liquid  and unencumbered  assets.  Such  transactions  permit the Fund to generate  additional  premium  income,  which will  partially offset  declines in the value of  portfolio  securities  or  increases  in the cost of  securities  to be  acquired.  Also, effecting a closing  transaction  will permit the cash or proceeds from the concurrent  sale of any  securities  subject to the option to be used for other  investments  of the Fund,  provided  that another  option on such security is not written.
If the Fund  desires to sell a  particular  security  from its  portfolio  on which it has written a call  option,  it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write  options in  connection  with  buy-and-write  transactions;  that is,  the Fund may  purchase a security and then write a call option  against that  security.  The exercise  price of the call option the Fund  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise  price of a call option may be  below  ("in-the-money"),  equal  to  ("at-the-money")  or  above  ("out-of-the-money")  the  current  value  of the underlying  security at the time the option is written.  Buy-and-write  transactions using in-the-money call options may be used when it is expected  that the price of the  underlying  security  will decline  moderately  during the option  period.
Buy-and-write  transactions using  out-of-the-money call options may be used when it is expected that the premiums received from  writing the call option plus the  appreciation  in the market  price of the  underlying  security up to the  exercise price will be greater  than the  appreciation  in the price of the  underlying  security  alone.  If the call  options  are exercised  in such  transactions,  the  Fund's'  maximum  gain will be the  premium  received by it for writing the option, adjusted  upwards or  downwards  by the  difference  between the Fund's'  purchase  price of the  security and the exercise price,  less  related  transaction  costs.  If the  options  are not  exercised  and the price of the  underlying  security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will  expire  worthless  and the Fund's'  gain will be limited to the premium  received,  less  related  transaction costs.  If the market price of the  underlying  security  declines or otherwise is below the exercise  price,  the Fund may elect to close the  position or retain the option  until it is  exercised,  at which time the Fund will be required to take delivery of the security at the exercise  price;  the Fund' return will be the premium  received  from the put option minus the  amount  by which the  market  price of the  security  is below  the  exercise  price,  which  could  result in a loss.
Out-of-the-money,  at-the-money and in-the-money put options may be used by the Fund in the same market  environments  that call options are used in equivalent buy-and-write transactions.

         The Fund may also write  combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Fund  undertakes a  simultaneous  obligation to sell and  purchase  the  same  security  in the  event  that one of the  options  is  exercised.  If the  price of the  security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be  exercised  and the Fund will be  required to sell the  underlying  security at a below  market  price.
This loss may be offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two  options.
Conversely,  if the price of the security declines by a sufficient  amount,  the put will likely be exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the  purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken  by the Fund solely for hedging  purposes,  and could involve  certain  risks  which are not  present in the case of hedging  transactions.  Moreover,  even  where  options  are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Fund may also purchase options for hedging purposes or to increase its return.

         The Fund may also  purchase  call options to hedge  against an increase in the price of  securities  that the Fund anticipates  purchasing  in the future.  If such  increase  occurs,  the call  option will permit the Fund to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Fund may write  (sell)  covered  call and put  options and  purchase  call and put options on stock  indices.  The Fund may cover  written  call  options on stock  indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration)  upon conversion or  exchange of other  securities  in its  portfolio.  The Fund may also cover call  options on stock  indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise price of the call held (a)
is equal to or less than the  exercise  price of the call  written or (b) is greater  than the  exercise  price of the call written if the Fund own liquid and  unencumbered  assets equal to the  difference.  If the Portfolio  writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise  price of the put held (a)
is equal to or  greater  than the  exercise  price of the put  written  or (b) is less than the  exercise  price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be  covered  in such  other  manner as may be in  accordance  with the  rules of the  exchange  on  which,  or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call  options on stock  indices may be used by the Fund to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Fund holds  uninvested cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Fund will also bear the risk of losing  all or a portion of the  premium  paid it the value of the index does not rise.  The  purchase  of call options on stock  indices when the Fund is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction  costs, and involves risks of loss and of increased  volatility  similar to those involved in purchasing calls on securities the Fund owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation  of Hedging  Instruments  with the Fund's  Portfolio.  The use of  derivatives  for
"cross  hedging"  purposes  (such as a transaction  in a Forward  Contract on one currency to hedge exposure to a different currency) may involve  greater  correlation  risks.  Consequently,  the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small number of  securities.  Nevertheless,  where the Fund enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful, correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Fund is subject to the risk of market movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Fund in connection  with such transactions.

         In writing a covered  call option on a  security,  index or futures  contract,  the Fund also incurs the risk that changes in the value of the  instruments  used to cover the position will not  correlate  closely with changes in the value of the option or  underlying  index or  instrument.  For  example,  where the Fund covers a call option  written on a stock index through  segregation of securities,  such securities may not match the composition of the index, and the Fund may not be fully covered.  As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Fund may enter  transactions in derivatives  for non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions  in such  instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Fund may not fully  protect it against  risk of loss and, in any event,  the Fund could suffer  losses on the option  position  which might not be offset by  corresponding portfolio  gains.  The Fund may also enter into futures,  Forward  Contracts for  non-hedging  purposes.  For example,  the
Fund may enter into such a transaction as an  alternative  to purchasing or selling the underlying  instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be  leveraged,  which  could  expose the Fund to  greater  risk of loss than such  purchases  or sales.  Entering  into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Fund to significant risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the  direction  or to the extent anticipated.

         With respect to the writing of straddles on securities,  the Fund incurs the risk that the price of the underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting  loss will not be offset by the amount of the premiums  received.  Such  transactions,  therefore,  create an  opportunity  for  increased return by providing the Fund with two simultaneous  premiums on the same security,  but involve  additional risk, since the
Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position  held by the Fund,  and the Fund could be  required  to  purchase  or sell the  instrument underlying  an option,  make or  receive a cash  settlement  or meet  ongoing  variation  margin  requirements.  Under such circumstances,  if the Fund has insufficient cash available to meet margin requirements,  it will be necessary to liquidate portfolio  securities  or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Fund' ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse  or Broker.  When the Fund enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy of the relevant  exchange  clearinghouse or the broker through which the Fund has effected the  transaction.  In that event,  the Fund might not be able to recover amounts deposited as margin,  or amounts owed to the Fund in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a  portion  or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange clearinghouse  generally extends only to its members and the Fund could sustain losses,  notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions or  restrictions.  The Adviser does not believe that these  trading and position  limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of Options on  Futures  Contracts.  The amount of risk the Fund  assumes  when it  purchases  an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the Fund.  Further,  the value of such positions could be adversely  affected by a number of other complex political and economic factors  applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which trading  systems will be based may not be as complete as the  comparable  data on which the Fund makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,
24-hour  market,  events could occur in that market which will not be reflected in the forward,  futures or options  market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered  into by the Fund in  Futures  Contracts  and  exchange-traded  options,  on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Fund's position unless the institution  acts as broker and is able to find another counterparty  willing to enter into the transaction  with the Fund.  Where no such  counterparty is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Fund will therefore be subject to the risk of default by, or the bankruptcy  of, the financial  institution  serving as its counterparty.  One or more  of such  institutions  also  may  decide  to  discontinue  their  role  as  market-makers  in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase  Agreements.  The Fund may enter into  repurchase  agreements  with  sellers who are member firms (or a subsidiary  thereof) of the New York Stock  Exchange or members of the Federal  Reserve  System or recognized  primary U.S.
Government  securities  dealers which the  Sub-advisor  has determined to be  creditworthy.  The  securities  that the Fund purchases  and  holds  through  its agent are U.S.  Government  securities.  The  repurchase  price may be higher  than the purchase  price,  the  difference  being income to the Fund,  or the  purchase  price may be the same,  with  interest at a standard rate due to the Fund together with the  repurchase  price on  repurchase.  In either case,  the income to the Fund is unrelated to the interest rate on the Government securities.

         The Fund only  enters  into  repurchase  agreements  after  the  Sub-advisor  has  determined  that the  seller is creditworthy,  and the  Sub-advisor  monitors that seller's  creditworthiness  on an ongoing  basis.  Moreover,  under such agreements,  the value of the  securities  (which are marked to market every  business  day) is required to be greater than the  repurchase  price,  and the Fund has the right to make margin calls at any time if the value of the  securities  falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements,  see the Company Prospectus under "Certain Risk Factors and
Investment Methods."

         Restricted  Securities.  The Fund may purchase securities that are not registered under the Securities Act of 1933
("restricted  securities"),  including  those that can be offered and sold to "qualified  institutional  buyers" under Rule
144A under the 1933 Act ("Rule 144A  securities")  and  commercial  paper issued under  Section 4(2) of the 1933 Act ("4(2)
paper").  The Board of Directors has delegated to the  Sub-advisor  the daily  function of  determining  and monitoring the liquidity of Rule 144A  securities  and Section 4(2) paper.  The Board,  however,  retains  oversight of the  liquidity and availability  of  information.  Subject the Fund's  limitation on  investments in illiquid  investments,  the Fund may also invest in restricted  securities that may not be sold under Rule 144A, which presents certain risks. In addition,  the Fund might have to sell these  securities at less than fair value.  Market  quotations for these securities will be less readily available.  Therefore,  judgment  may at  times  play a  greater  role in  valuing  these  securities  than in the  case of unrestricted  securities.  Additional  information about restricted securities and their risks is included in the Company's prospectus under "Certain Risk factors and Investment Methods."

         Short Sales  Against The Box.  The Fund may make short  sales  "against  the box." If the Fund enters into a short sales against the box, it is required to segregate  securities  equivalent in kind and amount to the securities  sold short
(or securities  convertible or exchangeable  into such  securities) and is required to hold such securities while the short sale is outstanding.  The Fund will incur transaction costs,  including interest, in connection with opening,  maintaining, and closing  short sales  against the box. For further  information  about this  practice,  please  refer to the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Short  Term  Instruments.  The  Fund may hold  cash  and  invest  in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion  or all of the  assets of the Fund may be  invested  in cash  (including  foreign  currency)  or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         Warrants.  The Fund may invest in warrants.  The strike price of warrants typically is much lower than the current market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute  terms. As a result,  warrants may be more volatile  investments  than the  underlying  securities  and may offer greater  potential for capital  appreciation as well as capital loss.  Additional  information  regarding warrants is included in this SAI and the
Company's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Fund may purchase securities on a "when-issued," "forward commitment," or "delayed delivery"  basis.  The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While  awaiting  delivery of securities  purchased on such basis,  the Fund will  identify  liquid and unencumbered assets equal to its forward delivery  commitment.  For more information about when-issued  securities,  please see this SAI under "Certain Risk Factors and Investment Methods."

ASAF invesco Equity Income Fund:

Investment  Objective:  The  investment  objective  of the Fund is to seek high  current  income and capital  growth  while following sound investment practices.

Investment Policies:

         The Fund will pursue its objective by investing its assets in securities  that are expected to produce high levels of income and consistent, stable returns.

         In pursuing  its  investment  objective,  the Fund  normally  invests at least 65% of its total assets in dividend paying common and preferred  stocks.  Up to 30% of the Fund's assets may be invested in equity  securities  that do not pay regular  dividends.  The  remaining  assets are invested in other income  producing  securities,  such as corporate  bonds.
Sometimes  warrants are acquired  when offered with  income-producing  securities,  but the warrants are disposed of at the first  favorable  opportunity.  Acquiring  warrants  involves a risk that the Fund will lose the premium it pays to acquire warrants  if the Fund does not  exercise  a warrant  before it  expires.  The major  portion  of the  investment  portfolio normally consists of common stocks,  convertible bonds and debentures,  and preferred  stocks;  however,  there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt  Securities.  The debt  securities  in which the Fund  invests  are  generally  subject to two kinds of risk, credit  risk and market  risk.  The  ratings  given a debt  security by Moody's  and  Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit  risk.  The lower the rating given a debt  security by such rating  service,  the greater the credit risk such rating  service  perceives to exist with respect to such  security.  Increasing  the amount of
Fund  assets  invested  in  unrated  or lower  grade  (Ba or less by  Moody's,  BB or less by S&P) debt  securities,  while intended to increase the yield  produced by the Fund's debt  securities,  will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities  and  non-rated  securities  of  comparable  quality  tend to be  subject  to  wider fluctuations  in yields and market  values than higher  rated debt  securities  and may have  speculative  characteristics.
Although the Fund may invest in debt  securities  assigned  lower grade ratings by S&P or Moody's,  the Fund's  investments have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either S&P or Moody's may be highly  speculative.  The  Sub-advisor  intends to limit such portfolio  investments to debt securities  which are not believed by the Sub-advisor to be highly  speculative and which are rated at least CCC or
Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic downturn or major increase in interest rates may well result in issuers of lower-rated  debt securities  experiencing  increased  financial stress which would adversely affect their ability to service their principal and interest  obligations,  to meet projected business goals, and to obtain additional  financing.  While the  Sub-advisor  attempts to limit  purchases of lower-rated  debt  securities to securities having an  established  retail  secondary  market,  the market for such  securities  may not be as liquid as the market for higher  rated  debt  securities.  For an  additional  discussion  of  certain  risks  involved  in  lower-rated  or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase  Agreements.  As discussed in the Company's  Prospectus,  the Fund may enter into repurchase agreements with respect to debt  instruments  eligible for investment by the Fund,  with member banks of the Federal  Reserve  System, registered  broker-dealers,  and registered  government securities dealers. A repurchase agreement may be considered a loan collateralized  by  securities.  The resale  price  reflects  an agreed upon  interest  rate  effective  for the period the instrument  is  held  by  the  Fund  and  is  unrelated  to the  interest  rate  on the  underlying  instrument.  In  these transactions,  the securities  acquired by the Fund (including  accrued interest earned thereon) must have a total value in excess of the value of the  repurchase  agreement,  and are held by the Fund's  Custodian  Bank until  repurchased.  For an additional  discussion of  repurchase  agreements  and certain risks  involved  therein,  see this SAI under  "Certain Risk
Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio  Securities.  The Fund may lend its securities to qualified  brokers,  dealers,  banks, or other financial  institutions.  While voting  rights may pass with the loaned  securities,  if a material  event (e.g.,  proposed merger,  sale of assets,  or  liquidation)  is to occur  affecting an investment  on loan,  the loan must be called and the securities  voted.  Loans of securities  made by the Fund will comply with all other  applicable  regulatory  requirements, including  the rules of the New York Stock  Exchange and the  requirements  of the  Investment  Company Act of 1940 and the
Rules of the SEC thereunder.

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising management or control;

         2.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         3.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

         4.       Effect short sales of securities; or

         5.       Purchase  any  security or enter into a repurchase  agreement,  if as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions on resale or the absence of a readily  available market.  The Directors of the Company,  or the Investment  Manager or the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily available market exists for securities eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any successor to that rule,  and therefore  that such securities are not subject to the foregoing limitation.

asaf american century Strategic Balanced Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Sub-advisor has broad powers with respect to investing funds or  holding  them  uninvested.  Investments  are  varied  according  to what is judged  advantageous  under  changing economic  conditions.  It will be the  policy of the  Sub-advisor  to retain  maximum  flexibility  in  management  without restrictive  provisions  as to the  proportion  of one or  another  class of  securities  that may be held  subject  to the investment  restrictions  described  below.  However,  the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities,  such as bonds,  debentures,  preferred stocks and convertible  issues, when such a course is deemed  appropriate in order to attempt to attain its financial  objectives.  Senior  securities  that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above  statement of  investment  policy gives the  Sub-advisor  authority to invest in  securities  other than common stocks and traditional  debt and  convertible  issues.  The  Sub-advisor  may invest in master limited  partnerships
(other  than real  estate  partnerships)  and  royalty  trusts  which are  traded on  domestic  stock  exchanges  when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

         The  Sub-advisor  will  invest  approximately  60% of the Fund in common  stocks and the  balance in fixed  income securities.  Common  stock  investments  are  described  above.  The fixed  income  assets  will be invested  primarily  in investment  grade  securities.  The Fund may invest up to 10% of its fixed income  assets in high yield  securities.  There are no credit or maturity  restrictions  on the fixed income  securities in which the high yield portion of the Fund may be invested.  The Fund may invest in  securities  of the United  States  government  and its agencies  and  instrumentalities,
corporate,  sovereign  government,  municipal,   mortgage-backed,  and  other  asset-backed  securities.  For  purposes  of determining  the weighted  average  maturity of the fixed income  portion of the Fund,  the  Sub-advisor  will use weighted average life as the measure of maturity for all  mortgage-backed and asset-backed  securities.  It can be expected that the
Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency  Exchange  Contracts.  The Fund conducts its foreign currency exchange  transactions  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency  exchange  market,  or through  entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in"
the U.S.  dollar price of a security when the Fund is purchasing or selling a security  denominated in a foreign  currency, the Fund  would be able to enter  into a  forward  contract  to do so  ("transaction  hedging");  (2) when the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar,  the
Fund would be able to enter into a forward contract to sell foreign  currency for a fixed U.S. dollar amount  approximating the value of some or all of the Fund's securities  either  denominated in, or whose value is tied to, such foreign currency
("portfolio  hedging").  It is  anticipated  that the Fund will enter  into  portfolio  hedges  much less  frequently  than transaction hedges.

         As to transactional  hedging, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign  currency,  it may be desirable  to establish  (lock in) the U.S.  dollar cost or proceeds.  By entering  into forward  contracts  in U.S.  dollars for the  purchase or sale of a foreign  currency  involved in an  underlying  security transaction,  the Fund will be able to protect itself against a possible loss between trade and settlement  dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under  portfolio  hedging,  when the Sub-advisor  believes that the currency of a particular  country may suffer a substantial  decline relative to the U.S.  dollar,  the Fund could enter into a foreign contract to sell for a fixed dollar amount  the  amount in  foreign  currencies  approximating  the  value of some or all of its  portfolio  securities  either denominated  in,  or whose  value is tied to,  such  foreign  currency.  The Fund  will  place  cash or  high-grade  liquid securities in a separate  account with its custodian in an amount  sufficient to cover its  obligation  under the contract.
If the value of the securities  placed in the separate  account  declines,  additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's  commitments  with respect to such  contracts.  At any given time,  no more than 10% of the Fund's  assets will be committed  to a segregated  account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities  involved would not generally be possible  since the future  values of such  foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the  forward  contract  is entered  into and the date it matures.  Predicting short-term currency market movements is extremely  difficult,  and the successful  execution of short-term hedging strategy is  highly  uncertain.  The  Sub-advisor  does not  intend to enter  into such  contracts  on a  regular  basis.  Normally, consideration  of the prospect for currency  parities will be  incorporated  into the long-term  investment  decisions made with  respect to overall  diversification  strategies.  However,  the  Sub-advisor  believes  that it is  important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally,  the Fund will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward contract,  the Fund may either sell the portfolio security and make delivery of the foreign currency,  or it may retain the  security and  terminate  the  obligation  to deliver the foreign  currency by  purchasing  an  "offsetting"
forward  contract with the same currency  trader  obligating  the Fund to purchase,  on the same  maturity  date,  the same amount of the foreign currency.

         It is impossible to forecast with absolute  precision the market value of the Fund's  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for the Fund to purchase  additional  foreign  currency on the spot  market  (and bear the  expense of such  purchase)  if the  market  value of the  security  is less than the amount of foreign  currency the Fund is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency the Fund is obligated to deliver.  For an additional  discussion of forward currency  exchange  contracts and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the Fund may invest in securities that are commonly  referred to as "derivative"  securities.  Certain  derivative securities are more  accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative securities  whose value or  performance is linked to other equity  securities  (such as depositary  receipts),  currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Fund may not invest in a derivative  security unless the reference index or the instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Directors as necessary.  For additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and  Options.  The Fund may enter into futures  contracts,  options or options on futures  contracts.  The
Fund may not, however,  enter into a futures transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Fund  generally  invests at a time
         when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

     Some  futures and options  strategies,  such as selling  futures,  buying  puts and  writing  calls,  hedge the Fund's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the Fund's exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of hedging  this  exposure.  While the Fund will pay  brokerage  commissions  in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on securities indices that are consistent with the
Fund's  investment  objectives.  Examples of indices that may be used  include the Bond Buyer Index of Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity funds.  The Fund also may engage in futures and options  transactions based on specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national  futures exchanges.  Futures  exchanges and trading are regulated  under the Commodity  Exchange Act by the CFTC, a U.S.  government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required  to deposit an amount of cash or  securities  equal to a varying specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin deposit is intended to assure  completion of the contract  (delivery or acceptance of the underlying  security) if it is not  terminated  prior to the specified  delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may  establish  margin  deposit  requirements  that are higher than the exchange  minimums.
Cash held in the margin account is not income  producing.  Subsequent  payments,  called variation  margin, to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index  fluctuates,  making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods." The  Sub-advisor  will seek to minimize these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the Fund  obtains  the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the Fund  completes  the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Fund may write (or sell) call options  that  obligate it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums would  mitigate the effects of price  declines,  the Fund would give up some ability to  participate in a price increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Portfolio  Securities Lending.  In order to realize additional income, the Fund may lend its portfolio  securities to persons not affiliated  with it and who are deemed to be  creditworthy  by the  Sub-advisor.  Such loans must be secured continuously  by cash  collateral  maintained  on a current  basis in an amount at least  equal to the market  value of the securities  loaned,  or by  irrevocable  letters of credit.  During the  existence of the loan,  the Fund must  continue to receive the  equivalent  of the  interest and  dividends  paid by the issuer on the  securities  loaned and interest on the investment of the  collateral.  The Fund must have the right to call the loan and obtain the securities  loaned at any time on three  days'  notice,  including  the right to call the loan to enable the Fund to vote the  securities.  Such loans may not exceed  one-third of the Fund's total assets taken at market.  Interest on loaned  securities may not exceed 10% of the annual gross income of the Fund (without offset for realized capital gains).

         Investments in Companies  with Limited  Operating  History.  The Fund may invest in the securities of issuers with limiting  operating history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Fund.  In addition,  financial  and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund  will not  invest  more  than 5% of its  total  assets  in the  securities  of  issuers  with less than a three-year operating history. The Sub-advisor will consider periods of capital formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short  Sales.  The Fund may  engage in short  sales if,  at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  If the Fund engages in a short sale,  the  collateral  account will be maintained  by the Fund's  custodian.  While the short sale is open,  the Fund will maintain in a segregated  custodial account an amount of securities  convertible into, or exchangeable for, such equivalent securities at no additional cost.  These securities would constitute the Fund's long position.

         When the Fund makes a short sale as  described  above,  any future  losses in the Fund's long  position  should be reduced  by a gain in the short  position.  The extent to which such gains or losses  are  reduced  would  depend  upon the amount of the  security  sold short  relative  to the amount the Fund owns.  There will be certain  additional  transaction costs  associated  with short sales,  but the Fund will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security whenever the Sub-advisor  believes it will contribute to the stated  objective  of the  Fund,  even if the same  security  has only  recently  been  sold.  The Fund  will  sell a given security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss, if the Sub-advisor  believes that it is not fulfilling its purpose,  either because,  among other things,  it did not live up to the  Sub-advisor's  expectations,  or because it may be replaced with another  security  holding greater promise,  or because it has reached its optimum  potential,  or because of a change in the  circumstances  of a  particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in  security  prices is  anticipated,  the  equity  portion  of the Fund may  decrease  or eliminate entirely its equity position and increase its cash position,  and when a rise in price levels is anticipated,  it may  increase  its equity  position and decrease  its cash  position.  However,  it should be expected  that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions are based on the  anticipated  contribution of the security in question to the Fund's objectives,  the rate of portfolio  turnover is irrelevant  when the  Sub-advisor  believes a change is in order to achieve those  objectives,  and the Fund's annual  portfolio  turnover rate cannot be anticipated  and may be  comparatively  high.
Since  the  Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the
Sub-advisor has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio  turnover rates in the past should not be considered as a  representation  of the rates which will be attained in the future.  For an additional  discussion  of portfolio  turnover,  see this SAI under  "Portfolio  Transactions"  and the
Company's Prospectus under "Portfolio Turnover."

         Collateralized  Mortgage Obligations.  The Fund may buy collateralized mortgage obligations ("CMOs"). The Fund may buy CMOs that are: (i)  collateralized  by pools of mortgages in which  payment of principal  and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S.  government;  (ii)  collateralized by pools of mortgages in which payment of principal and interest are  guaranteed by the issuer,  and the guarantee is  collateralized  by U.S.  government securities;  or (iii)  securities  in which the proceeds of the issue are invested in mortgage  securities  and payments of principal  and  interest  are  supported  by the  credit of an  agency or  instrumentality  of the U.S.  government.  For a discussion  of CMOs and the  risks  involved  therein,  see the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Repurchase  Agreements.  The Fund may enter into repurchase  agreements.  The Fund will limit repurchase agreement transactions to securities issued by the U.S.  government,  its agencies and  instrumentalities.  For a further  discussion of repurchase  agreements  and the risks involved  therein,  see the Company's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy  securities  on margin or sell  short  (unless  it owns,  or by virtue  of its  ownership  of,  other securities has the right to obtain  securities  equivalent in kind and amount to the securities  sold);  however,  the Fund may make  margin  deposits  in  connection  with the use of any  financial  instrument  or any  transaction  in  securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the securities of other investment  companies except in compliance with the Investment  Company
Act of 1940.  Duplicate fees may result from such purchases.

asaf federated High Yield Bond Fund:

Investment  Objective:  The  investment  objective  of the Fund is to seek high current  income by  investing  primarily in fixed income  securities.  The fixed income  securities in which the Fund intends to invest are lower-rated  corporate debt obligations.

Investment Policies:

         Corporate  Debt  Securities.  The Fund  invests  primarily  in  corporate  debt  securities.  The  corporate  debt obligations  in which the Fund intends to invest are expected to be  lower-rated.  For a  discussion  of the special  risks associated  with  lower-rated  securities,  see the  Company's  Prospectus  and this SAI under  "Certain  Risk  Factors and
Investment  Methods."  Corporate  debt  obligations  in which the Fund  invests  may bear  fixed,  floating,  floating  and contingent,  or increasing  rates of interest.  They may involve  equity  features  such as conversion or exchange  rights, warrants for the acquisition of common stock of the same or a different  issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit  transaction  (where  corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Fund may invest include, but are not  limited  to,  direct  obligations  of the U.S.  Treasury  (such as U.S.  Treasury  bills,  notes,  and  bonds) and obligations issued or guaranteed by U.S.  government  agencies or  instrumentalities  (such as the Federal Home Loan Banks,
Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal Farm Credit Banks,  Tennessee
Valley Authority,  Export-Import Bank of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student
Loan  Marketing  Association,  Federal Home Loan Mortgage  Corporation,  or National  Credit Union  Administration).  These
securities  may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's  right to borrow from the U.S.
Treasury;   the  discretionary   authority  of  the  U.S.  government  to  purchase  certain  obligations  of  agencies  or instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Fund may invest, see the Company's  Prospectus under "Investment
Programs of the Funds."

         Time and Savings Deposits and Bankers'  Acceptances.  The Fund may enter into time and savings deposits (including certificates  of  deposit)  and may  purchase  bankers'  acceptances.  The Fund may enter  into time and  savings  deposits
(including  certificates  of deposit) in commercial or savings banks whose  deposits are insured by the Bank Insurance Fund
("BIF"), or the Savings  Association  Insurance Fund ("SAIF"),  including  certificates of deposit issued by and other time deposits  in  foreign  branches  of  BIF-insured  banks.  The Fund may  also  purchase  bankers'  acceptances  issued  by a
BIF-insured  bank, or issued by the bank's Edge Act  subsidiary and  guaranteed by the bank,  with remaining  maturities of nine  months or less.  The total  acceptances  of any bank held by the Fund cannot  exceed 0.25 of 1% of such bank's  total deposits  according to the bank's last  published  statement of condition  preceding  the date of  acceptance;  and general obligations of any state, territory,  or possession of the United States, or their political subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical  rating  organizations or (2)
issued by a public housing agency and backed by the full faith and credit of the United States.

         Restricted  Securities.   The  Fund  expects  that  any  restricted  securities  would  be  acquired  either  from institutional  investors who originally  acquired the securities in private  placements or directly from the issuers of the securities in private  placements.  Restricted  securities are generally subject to legal or contractual  delays on resale.
Restricted  securities  and  securities  that are not readily  marketable  may sell at a discount from the price they would bring if freely  marketable.  For a discussion of illiquid and restricted  securities  and certain risks involved  therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions.  The Fund may purchase fixed-income  securities on a when-issued or delayed  delivery  basis.  The Fund may engage in when-issued  and delayed  delivery  transactions  only for the purpose of acquiring  portfolio  securities  consistent  with  the  Fund's  investment  objective  and  policies,  not for  investment leverage.  These  transactions are arrangements in which the Fund purchases  securities with payment and delivery scheduled for a future time.  Settlement dates may be a month or more after entering into these  transactions,  and the market values of the securities  purchased may vary from the purchase  prices.  These  transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other expenses,  other than normal transaction costs, are incurred.  However, liquid assets of the Fund sufficient to make payment for the  securities  to be purchased are  segregated  at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an additional  discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase  Agreements.  The Fund will  require its  custodian to take  possession  of the  securities  subject to repurchase  agreements,  and these  securities  will be marked to market daily. To the extent that the original seller does not  repurchase the  securities  from the Fund,  the Fund could receive less than the repurchase  price on any sale of such securities.  In the event that such a defaulting  seller filed for  bankruptcy  or became  insolvent,  disposition  of such securities  by the Fund might be delayed  pending  court  action.  The Fund  believes  that  under the  regular  procedures normally in effect for custody of the Fund's portfolio  securities subject to repurchase  agreements,  a court of competent jurisdiction  would rule in favor of the Fund and allow  retention or  disposition of such  securities.  The Fund will only enter into repurchase  agreements with banks and other recognized  financial  institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy,  pursuant to guidelines  established by the Directors of the Company.  For an additional  discussion of repurchase  agreements and certain risks involved  therein,  see the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  In order to  generate  additional  income,  the Fund may lend its  securities  to brokers/dealers,  banks, or other  institutional  borrowers of securities.  The Fund will only enter into loan arrangements with  broker/dealers,  banks, or other institutions that have been determined to be creditworthy.  The collateral  received when the Fund lends  portfolio  securities  must be valued  daily and,  should  the market  value of the loaned  securities increase,  the borrower must furnish additional  collateral to the Fund. During the time portfolio  securities are on loan, the borrower pays the Fund any  dividends or interest  paid on such  securities.  Loans are subject to  termination  at the option of the Fund or the borrower.  The Fund may pay reasonable  administrative  and custodial  fees in connection  with a loan and may pay a negotiated  portion of the interest earned on the cash or cash equivalent  collateral to the borrower or placing  broker.  The Fund does not have the right to vote  securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse  Repurchase  Agreements.  The Fund may also enter  into  reverse  repurchase  agreements.  When  effecting reverse  repurchase  agreements,  liquid  assets  of the  Fund,  in a dollar  amount  sufficient  to make  payment  for the obligations  to be  purchased,  are  segregated  at the trade date.  These  securities  are marked to market  daily and are maintained  until the transaction is settled.  During the period any reverse  repurchase  agreements are  outstanding,  but only to the extent  necessary  to ensure  completion  of the reverse  repurchase  agreements,  the Fund will  restrict  the purchase of portfolio  instruments to money market  instruments  maturing on or before the  expiration  date of the reverse repurchase  agreements.  For a discussion of reverse  repurchase  agreements  and certain risks involved  therein,  see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio  Turnover.  The Fund may experience  greater portfolio  turnover than would be expected with a portfolio of  higher-rated  securities.  For  an  additional  discussion  of  portfolio  turnover,  see  this  SAI  under  "Portfolio
Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Adverse  Legislation.  In  1989,  legislation  was  enacted  that  required  federally  insured  savings  and loan associations to divest their holdings of lower-rated  bonds by 1994.  This  legislation  also created the Resolution  Trust
Corporation  (the "RTC"),  which  disposed of a substantial  portion of  lower-rated  bonds held by failed savings and loan associations.  The  reduction  of the number of  institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures  and regulators  have and may continue to propose new laws and regulations designed to limit the number or type of  institutions  that may  purchase  lower-rated  bonds,  reduce the tax  benefits to issuers of such bonds, or otherwise  adversely  impact the liquidity of such bonds.  The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  For a discussion of certain risks involved with investing in foreign  securities,  including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restriction and may be changed by the Directors of the Company without shareholder  approval.  The Fund will not:

         1.       Invest  more  than 15% of the value of its net  assets in  securities  that are not  readily  marketable, including  repurchase  agreements  providing  for  settlement  in more than seven days after  notice.  The Directors of the
Company,  or the  Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Directors,  may determine that a readily  available  market exists for certain  securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933, or any  successor to such rule,  and therefore  that such  securities  are not subject to the foregoing limitation;

         2.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         3.       Purchase any  securities  on margin but may obtain such  short-term  credits as may be necessary  for the clearance of transactions;

         4.       Invest  more than 10% of the  value of its total  assets in  foreign  securities  which are not  publicly traded in the United States;

         5.       Make short sales of securities or maintain short  positions,  unless:  during the time the short position is  open,  it  owns  an  equal  amount  of the  securities  sold or  securities  readily  and  freely  convertible  into or exchangeable,  without  payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the  securities  sold short;  and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

         6.       Purchase securities of a company for the purpose of exercising control or management.  However,  the Fund may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting powers  consistent with the best  interests  of the  Fund.  From  time to  time,  the  Fund,  together  with  other  investment  companies  advised  by subsidiaries  or  affiliates  of the  Sub-advisor,  may together  buy and hold  substantial  amounts of a company's  voting stock.  All such  stock may be voted  together.  In some such  cases,  the Fund and the other  investment  companies  might collectively  be  considered  to be in  control  of the  company in which they have  invested.  In some  cases,  directors, agents,  employees,  officers,  or others affiliated with or acting for the Fund, the Sub-advisor,  or affiliated companies might possibly become directors of companies in which the Fund holds stock.

asaf PIMCO Total Return Bond Fund:

Investment  Objective:  The  investment  objective  of the  Fund is to seek  to  maximize  total  return,  consistent  with preservation of capital.  The  Sub-advisor  will seek to employ prudent  investment  management  techniques,  especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing.  The Fund may borrow for temporary  administrative  purposes.  This  borrowing  may be  unsecured.  The
Investment  Company Act of 1940 requires the Fund to maintain  continuous  asset coverage (that is, total assets  including borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations or other reasons,  the Fund may be required to sell some of its holdings within three  days to  reduce  the debt and  restore  the 300%  asset  coverage,  even  though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any increase or decrease in the market value of the Fund.  Money  borrowed  will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Fund also may be required to maintain  minimum average  balances in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the Fund may enter into reverse  repurchase  agreements  and mortgage  dollar rolls.  A reverse  repurchase  agreement involves the sale of a  portfolio-eligible  security by the Fund, coupled with its agreement to  repurchase  the  instrument  at a  specified  time  and  price.  In a  "dollar  roll"  transaction  the  Fund  sells  a mortgage-related  security  (such as a GNMA  security)  to a dealer  and  simultaneously  agrees  to  repurchase  a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase  agreement,  as a collateralized  borrowing in which the Fund pledges a  mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Fund enters into a dollar roll  transaction  is not obligated to return the same  securities as those  originally  sold by the Fund,  but only securities which are  "substantially  identical." To be considered  "substantially  identical," the securities  returned to the Fund  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated maturity;  (4) have identical net coupon rates;
(5) have similar maturity:  (4) have identical net coupon rates; (5) have similar market yields (and therefore price);  and
(6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal  amounts of the securities  delivered and received back must be within 2.5% of the initial amount  delivered.  The Fund's  obligations  under a dollar roll agreement must be covered by segregating  cash or other liquid assets equal in value to the  securities  subject to repurchase by the
Fund.

         Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings,  which will  restrict the  aggregate  of such  transactions  (plus any other  borrowings)  to 33 1/3% of the Fund's total  assets.
Furthermore,  because  dollar  roll  transactions  may be for  terms  ranging  between  one and  six  months,  dollar  roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign  issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Fund,  or, if  unrated,  are in the  Sub-advisor's  opinion  comparable  in  quality  to  corporate  debt securities  in which the Fund may  invest.  In the  event  that  ratings  services  assign  different  ratings  to the same security,  the Sub-advisor  will determine  which rating it believes best reflects the security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt obligations  may be linked or indexed to the level of  exchange  rates  between the U.S.  dollar and a foreign  currency or currencies.

         Among the corporate bonds in which the Fund may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a different issuer. A convertible  security  generally  entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a corporation's  capital structure and, therefore,  generally entail less risk than the corporation's common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the  convertible  security sells above its value as a fixed-income security.

         A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to permit the issuer to redeem the security and convert it to underlying  common stock, or will sell the convertible  security to a third party.  The Fund generally would invest in convertible  securities for their favorable price  characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below  investment grade that are eligible for purchase by the Fund (i.e.,  rated B or better by Moody's or S&P) are described as  "speculative" by both Moody's and S&P.  Investment in lower-rated  corporate debt  securities  ("high yield  securities")  generally  provides  greater  income and  increased  opportunity  for capital appreciation  than  investments in higher quality  securities,  but they also typically entail greater price volatility and principal  and income risk.  These high yield  securities  are  regarded as high risk and  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively  new,  and many of the  outstanding  high  yield  securities  have not  endured a major  business  recession.  A long-term  track record on default  rates,  such as that for  investment  grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more  susceptible to real or perceived  adverse  economic and competitive industry  conditions  than  investment  grade  securities.  The price of high yield  securities  have been found to be less sensitive to interest-rate  adverse economic downturns or individual  corporate  developments.  A projection of an economic downturn  or of a period of rising  interest  rates,  for  example,  could  cause a decline in high yield  security  prices because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking payment of all or a portion of interest  and  principal,  the Fund may incur  additional  expenses to seek  recovery.  In the case of high yield  securities  structured  as  zero-coupon  or  pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities  which pay interest  periodically and in cash.

         The secondary  market on which high yield,  high risk securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the
Fund could  sell a high yield  security,  and could  adversely  affect  the daily net asset  value of the  shares.  Adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of high yield securities  especially in a thinly-traded  market.  When secondary markets for high yield securities are less liquid  than the market for  higher  grade  securities,  it may be more  difficult  to value the  securities  because  such valuation may require more  research,  and elements of judgment may play a greater role in the  valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market conditions.  For an additional  discussion of certain risks involved in lower-rated debt  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation  on  Creditors  Committees.  The Fund may from  time to time  participate  on  committees  formed by creditors  to  negotiate  with the  management  of  financially  troubled  issuers  of  securities  held by the Fund.  Such participation  may  subject the Fund to expenses  such as legal fees and may make the Fund an  "insider"  of the issuer for purposes of the federal  securities  laws, and therefore may restrict the Fund's ability to trade in or acquire  additional positions in a particular  security when it might otherwise  desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential  liabilities under the federal  bankruptcy laws or other laws governing the rights of creditors  and  debtors.  The Fund will  participate  on such  committees  only  when the  Sub-advisor  believes  that such participation  is necessary or desirable to enforce the Fund's  rights as a creditor or to protect the value of  securities held by the Fund.

         Mortgage-Related  Securities. The Fund may invest in mortgage-backed  securities.  Mortgage-related securities are interests in pools of mortgage loans made to  residential  home buyers,  including  mortgage loans made by savings and loan institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are assembled as securities  for sale to investors  by various  governmental,  government-related  and private  organizations  (see  "Mortgage  Pass-Through
Securities").   The  Fund  may  also  invest  in  debt  securities   which  are  secured  with  collateral   consisting  of
mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),   and  in  other  types  of  mortgage-related
securities.

         Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

         The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  seller/servicers  which  include  state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-though  securities  issued by FNMA are  guaranteed as to timely  payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from FHLMC's  national  portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions,  private mortgage insurance companies, mortgage bankers and other secondary market issuers also create  pass-though  pools of conventional  residential  mortgage loans. Such issuers may, in addition,  be the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well as the  guarantors  of the mortgage-related  securities.  Pools  created by such  nongovernmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Company's and the Trust's  investment  quality  standards.  There can be no assurance that  the  private  insurers  or  guarantors  can  meet  their  obligations  under  the  insurance  policies  or  guarantee arrangements.  The Fund may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices of the  originator/servicers  and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's  quality  standards.  Although the market for such  securities is becoming  increasingly liquid,  securities  issued by certain  private  organizations  may not be readily  marketable.  The Fund will not purchase mortgage-related  securities  or any other assets  which in the  Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not  subject  to the  Fund's  industry  concentration  restrictions,  set  forth in this SAI  under
"Fundamental  Investment  Restrictions,"  by  virtue of the  exclusion  from that  test  available  to all U.S.  Government
securities.   In  the  case  of  privately  issued   mortgage-related   securities,   the  Fund  takes  the  position  that
mortgage-related  securities do not represent  interests in any particular  "industry" or group of  industries.  The assets underlying  such  securities may be represented by a portfolio of first lien  residential  mortgages  (including both whole mortgage  loans and  mortgage  participation  interests)  or  portfolios  of  mortgage  pass-through  securities  issued or guaranteed  by GNMA,  FNMA or FHLMC.  Mortgage  loans  underlying  a  mortgage-related  security  may in turn be insured or guaranteed  by the Federal  Housing  Administration  or the  Department of Veterans  Affairs.  In the case of private issue mortgage-related  securities whose underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject to a greater risk of default that other  comparable  securities  in the event of adverse  economic, political or business  developments  that may affect such region and ultimately,  the ability of residential  homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

                  CMOs are structured into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call protection  through a de facto  breakdown  of the  underlying  pool of  mortgages  according  to how  quickly the loans are
                      --------
repaid.  Monthly  payment of principal  received from the pool of underlying  mortgages,  including  prepayments,  is first returned to  investors  holding  the  shortest  maturity  class.  Investors  holding the longer  maturity  classes  receive principal  only after the first class has been  retired.  An investor is  partially  guarded  against a sooner than desired return or principal because of the sequential payments.

                  In a typical CMO transaction,  a corporation  ("issuer") issues multiple series (e.g., A, B, C, Z) of the
CMO bonds ("Bonds").  Proceeds of the Bond offering are used to purchase  mortgages or mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

                  If collection of principal  (including  prepayments) on the mortgage loans during any semiannual  payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

                  Criteria for the mortgage  loans in the pool backing the FHLMC CMOs are  identical to those of FHLMC PCs.
FHLMC has the right to substitute  collateral in the event of delinquencies and/or defaults.  For an additional  discussion of  mortgage-backed  securities  and certain  risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

                  Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities other than those  described  above that  directly or  indirectly  represent a  participation  in, or are secured by and payable  from, mortgage loans on real property,  including CMO residuals or stripped  mortgage-backed  securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

                  The cash flow  generated by the  mortgage  assets  underlying  a series of CMOs is applied  first to make required  payments of  principal  and  interest on the CMOs and second to pay the  related  administrative  expenses of the issuer.  The residual in a CMO structure  generally  represents the interest in any excess cash flow remaining after making the foregoing  payments.  Each payment of such excess cash flow to a holder of the related CMO residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

                  CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment banking  firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed and CMO residuals currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed  only after careful  review of the  characteristics  of the  securities in question.  In addition,  CMO residuals may or, pursuant to an exemption therefrom,  may not have been registered under the Securities Act of 1933, as amended.  CMO residuals,  whether or not registered  under such Act, may be subject to certain  restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  SMBS are usually  structured  with two classes that  receive  different  proportions  of the interest and principal  distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving  some of the interest and most of the principal  from the mortgage  assets,  which the other class will receive most of the interest and the  remainder of the  principal.  In the most  extreme  case,  one class will receive all of the interest  (the IO class), while the other class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an
IO class is  extremely  sensitive to the rate of  principal  payments  (including  prepayments)  on the related  underlying mortgage  assets,  and a rapid rate of  principal  payments  may have a  material  adverse  effect on the  Fund's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than  anticipated  prepayments of principal,  the Fund may fail to fully recoup its initial  investment in these securities even if the security is in one of the highest rating categories.

                  Although SMBS are purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers,  these  securities were only recently  developed.  As a result,  established  trading markets have not yet developed and,  accordingly,  these securities may be deemed "illiquid" and subject to the Fund's  limitations on investment in illiquid securities.

                  Other Asset-Backed  Securities.  Similarly,  the Sub-advisor  expects that other asset-backed  securities
(unrelated to mortgage  loans) will be offered to investors in the future.  Several types of  asset-backed  securities  may be offered to investors,  including Certificates for Automobile  Receivables.  For a discussion of automobile  receivables, see this SAI under "Certain Risk Factors and Investment  Methods."  Consistent  with the Fund's  investment  objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The  Fund  may  invest  in U.S.  dollar-  or  foreign  currency-denominated  corporate  debt securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank  obligations  (see "Bank
Obligations") and U.S. dollar- or foreign  currency-denominated  obligations of foreign  governments or their subdivisions, agencies and  instrumentalities,  international  agencies and supranational  entities. The Fund may invest up to 20% of its assets in  securities  denominated  in foreign  currencies,  and may invest  beyond  this limit in U.S.  dollar-denominated securities  of foreign  issuers.  The Fund may invest up to 10% of its assets in  securities  of issuers  based in emerging market countries.  Investing in the securities of foreign issuers involves special risks and  considerations  not typically associated  with  investing in U.S.  companies.  For a  discussion  of certain  risks  involved in foreign  investments  in general,  and the special  risks of investing in developing  countries,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency  options and foreign  currency futures  contracts and related options (see ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the  contract.  These  contracts  may be bought or sold to protect the Fund against a possible  loss  resulting from an adverse change in the  relationship  between foreign  currencies and the U.S. dollar or, to increase  exposure to a particular  foreign  currency.  Open  positions  in  forward  contracts  are  covered  by the  segregation  with the Fund's custodian of cash or liquid  assets and are marked to market daily.  Although  such  contracts are intended to minimize the risk of loss due to a decline on the value of the hedged  currencies,  at the same time,  they tend to limit any  potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The Fund may invest in Brady  Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign  entities for new obligations in connection with debt  restructurings  under a debt restructuring plan introduced by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady
Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria, Costa
Rica, the Dominican Republic,  Ecuador,  Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland,  Uruguay, and Venezuela.
In addition,  Brazil has concluded a Brady-like  plan. It is expected that other  countries  will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently,  and accordingly do not have a long payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S.  dollar) and are actively traded in the over-the-counter  secondary market. U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating  rate discount  bonds,  are generally  collateralized  in full as to principal by U.S.  Treasury zero-coupon  bonds  having the same  maturity as the Brady  Bonds.  Interest  payments on these Brady Bonds  generally  are collateralized  on a one-year or longer  rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate bonds, is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest  rate at that time and is  adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances, which in effect  constitute  supplemental  interest  payments but generally are not  collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized  interest payments;  (iii) the  uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the Fund may invest will not be subject to  restructuring  arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations  in which  the  Funds  invest  include  certificates  of  deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Fund will not invest in fixed time  deposits  which (1) are not subject to prepayment or
(2) provide for withdrawal  penalties upon prepayment (other than overnight  deposits) if, in the aggregate,  more than 15%
of its  assets  would be  invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other illiquid assets.

         The Fund will limit its  investments  in United  States bank  obligations  to  obligations  of United  States bank
(including  foreign  branches)  which have more than $1 billion in total assets at the time of investment and are member of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Fund also may invest in  certificates  of deposit  of savings  and loan  associations
(federally or state chartered and federally insured) having total assets in excess $1 billion.

         The  Fund  will  limit  its  investments  in  foreign  bank  obligations  to  United  States  dollar-  or  foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations  of United States banks in which the Fund may invest.  Subject to the Fund's limitation on  concentration of no more than 25% of its assets in the securities of issuers in particular  industry,  there is no limitation on the amount of the Fund's  assets which may be invested in  obligations  of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the accounting,  auditing and financial  reporting  standards,  practices and requirements  applicable to foreign banks may differ from those  applicable to United  States  banks.  Foreign  banks are not  generally  subject to  examination  by any
United States Government agency or instrumentality.

         Derivative  Instruments.  In pursuing  its  individual  objective,  the Fund may, as  described  in the  Company's
Prospectus,  purchase and sell (write) both put options and call options on  securities,  securities  indices,  and foreign currencies,  and enter into interest rate,  foreign  currency and index futures  contracts and purchase and sell options on such  futures  contracts  ("future  options")  for  hedging  purposes.  The Fund also may enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  indices  of  securities.  If other  types of  financial  instruments, including other types of options,  futures  contracts,  or futures options are traded in the future,  the Fund may also use those  instruments,  provided that the  Directors of the Company  determine  that their use is  consistent  with the Fund's investment  objective,  and provided  that their use is  consistent  with  restrictions  applicable  to options and futures contracts  currently  eligible for use by the Trust (i.e.,  that written call or put options will be "covered" or "secured"
and that futures and futures options will be used only for hedging purposes).

         Options on  Securities  and  Indices.  The Fund may  purchase  and sell both put and call options on debt or other securities or indices in standardized  contracts traded on foreign or national  securities  exchanges,  boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Fund will write call  options and put options  only if they are  "covered."  In the case of a call option on a security,  the option is  "covered"  if the Fund owns the security  underlying  the call or has an absolute  and  immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required, cash or cash  equivalents in such amount are segregated by the Fund) upon  conversion or exchange of other  securities held by the Fund.  For a call option on an index,  the option is covered if the Fund  maintains  with its custodian cash or cash equivalents  equal to the contract  value.  A call option is also covered if the Fund holds a call on the same  security or index as the call  written  where the exercise  price of the call held is (i) equal to or less than the  exercise  price of the call written,  or (ii) greater than the exercise price of the call written,  provided that cash or cash  equivalents in the amount of the  difference  are  segregated by the Fund. A put option on a security or an index is "covered" if the Fund segregates  cash or cash  equivalents  equal to the exercise price. A put option is also covered if the Fund holds a put on the same  security or index as the put written  where the  exercise  price of the put held is (i) equal to or greater  than the exercise  price of the put  written,  or (ii) less than the exercise  price of the put written,  provided  that cash or cash equivalents in the amount of the difference are segregated by the Fund.

         If an option  written by the Fund expires,  the Fund realizes a capital gain equal to the premium  received at the time the option was  written.  If an option  purchased by the Fund expires  unexercised,  the Fund  realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will  realize a capital gain from a closing  purchase  transaction  if the cost of the closing  option is less than the premium  received  from writing the option,  or if it is more,  the Fund will realize a capital  loss. If the premium  received  from a closing sale  transaction  is more than the premium  paid to purchase  the option,  the Fund will realize a capital  gain or, if it is less,  the Fund will realize a capital  loss.  The  principal  factors  affecting  the market  value of a put or a call option  include  supply and  demand,  interest  rates,  the  current  market  price of the underlying  security or index in relation to the exercise price of the option,  the  volatility of the underlying  security or index, and the time remaining until the expiration date.

         The premium  paid for a put or call option  purchased  by the Fund is an asset of the Fund.  The premium  received for a option written by the Fund is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an exchange or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The Fund may buy or sell  put and  call  options  on  foreign  currencies  either  on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Fund to reduce foreign  currency risk using such options.  Over-the-counter  options differ from traded  options in that they are two-party  contracts with price and  other  terms  negotiated  between  buyer  and  seller,  and  generally  do  not  have  as  much  market  liquidity  as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Fund may use interest rate,  foreign  currency or index futures  contracts,  as  specified  in the  Company's  Prospectus.  An interest  rate,  foreign  currency or index  futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The  Fund  may  purchase  and  write  call and put  futures  options.  Futures  options  possess  many of the same characteristics  as options on securities and indices  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

         To comply with  applicable  rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity pool" or a  "commodity  pool  operator,"  the Fund  intends  generally  to limit its use of futures  contracts  and futures options to "bona  fide  hedging"  transactions,  as such term is defined in  applicable  regulations,  interpretations  and practice.  For example,  the Fund might use futures contracts to hedge against  anticipated  changes in interest rates that might adversely  affect either the value of the Fund's  securities or the price of the securities which the Fund intends to purchase.  The Fund's  hedging  activities  may  include  sales of futures  contracts  as an offset  against  the effect or expected  increases  in interest  rates,  and  purchases of futures  contracts as an offset  against the effect of expected declines in  interest  rates.  Although  other  techniques  could be used to reduce the Fund's  exposure  to interest  rate fluctuations,  the Fund may be able to hedge its exposure  more  effectively  and perhaps at a lower cost by using  futures contracts and futures options.

         The Fund will only enter into futures  contracts and futures options which are  standardized  and traded on a U.S.
or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase  or sale of a futures  contract  is made by the Fund,  the Fund is  required  to deposit  with its custodian (or broker, if legally permitted) a specified amount of cash or U.S.  Government  securities  ("initial margin").
The margin  required  for a futures  contract is set by the  exchange  on which the  contract is traded and may be modified during the term of the contract.  The initial  margin is in the nature of a  performance  bond or good faith deposit on the futures  contract which is returned to the Fund upon  termination  of the contract,  assuming all  contractual  obligations have been  satisfied.  The Fund expects to earn interest  income on its initial margin  deposits.  A futures  contract held by the Fund is valued  daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the Fund pays or  receives  cash,  called  "variation  margin,"  equal to the daily  change in value of the futures  contract.  This process is known as "marking  to  market."  Variation  margin  does not  represent  a borrowing  or loan by the Fund but is instead a  settlement  between  the Fund and the  broker of the  amount  one  would owe the other if the  futures  contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also  required  to  deposit  and  maintain  margin  with  respect  to put and call  options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Fund.

         Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Fund  realizes a capital  gain, or if it is more,  the Fund  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase  price,  the Fund realizes a capital gain, or if it is less, the
Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations  on Use of Futures and  Futures  Options.  In general,  the Funds  intend to enter into  positions  in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related  options that do not constitute  bona fide hedging  positions,  the Fund will not enter into a futures  contract or futures option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums  paid by it for open  futures  option  positions,  less the amount by which any such  options are  "in-the-money,"
would exceed 5% of the Fund's total assets.  A call option is  "in-the-money"  if the value of the futures contract that is the subject of the option  exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When  purchasing a futures  contract,  the Fund will maintain with its custodian  (and  mark-to-market  on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market  value of the  futures  contract.  Alternatively,  the Fund may  "cover"  its  position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily basis)
liquid assets that,  when added to the amount  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying the contract.  Alternatively,  the Fund may "cover" its position by owning the instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a  volatility substantially  similar  to that of the  index on which  the  futures  contract  is  based),  or by  holding  a call  option permitting  the Fund to purchase the same futures  contract at a price no higher than the price of the contract  written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily  basis)  cash or other  liquid  assets  that,  when added to the  amounts  deposited  with a futures  commission merchant as margin,  equal the total market value of the futures contract  underlying the call option.  Alternatively,  the
Fund may cover its position by entering  into a long  position in the same  futures  contract at a price no higher than the strike price of the call option, by owning the instruments  underlying the futures contract,  or by holding a separate call option  permitting  the Fund to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract,  the Fund will maintain with its custodian (and mark-to market on a daily  basis) cash or other  liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the Fund may cover the  position  either by entering  into a short  position in the same  futures contract,  or by owning a separate put option  permitting it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         Swap  Agreements.  The Fund may enter into interest  rate,  index and currency  exchange rate swap  agreements for purposes of  attempting  to obtain a  particular  desired  return at a lower cost to the Fund than if the Fund had invested directly in an  instrument  that yielded that  desired  return.  For a discussion  of swap  agreements,  see the  Company's
Prospectus under  "Investment  Programs of the Funds." The Fund's  obligations under a swap agreement will be accrued daily
(offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by  segregating  cash or other liquid assets to avoid any potential  leveraging of the Fund's  portfolio.  The Fund will not enter  into a swap  agreement  with any single  party if the net amount  owned or to be  received  under  existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap  agreements  will be  successful in furthering  its  investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap  agreements  may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement counterparty.  The Sub-advisor  will cause the Fund to enter into swap agreements  only with  counterparties  that would be eligible for  consideration  as repurchase  agreement  counterparties  under the Fund's  repurchase  agreement  guidelines.
Certain  restrictions  imposed  on the  Funds by the  Internal  Revenue  Code may  limit  the  Funds'  ability  to use swap agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments in the swaps market,  including  potential  government  regulation,  could  adversely  affect the Fund's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants." To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash  that (1) have  individual  tailored  terms,  (2) lack  exchange-style  offset  and the use of a  clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities  may be very  volatile.  To the  extent  the Fund  invests  in these  securities, however,  the  Sub-advisor  analyzes  these  securities in its overall  assessment of the effective  duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign  Currency  Exchange-Related  Securities.  The Fund may  invest in  foreign  currency  warrants,  principal exchange rate linked  securities and  performance  indexed  paper.  For a description  of these  instruments,  see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase  Securities.  The Fund may invest in or acquire  warrants to purchase  equity or fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible  bonds and their  prices may, to some degree,  reflect the  performance  of the  underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the Fund to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The Fund may invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of  investment  goals,  including  currency  hedging,  duration  management,  and increased  total  return.  For an additional  discussion of hybrid instruments and certain risks involved therein,  see the Company's SAI under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Fund may also invest in inverse floating rate debt instruments  ("inverse  floaters").  The interest  rate on an inverse  floater  resets in the  opposite  direction  from the market  rate of  interest  to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation  of similar  credit  quality.  The Fund will not invest  more than 5% of its net  assets in any  combination  of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Fund may purchase  participations in commercial loans. Such indebtedness may be secured or  unsecured.  Loan  participations  typically  represent  direct  participation  in a loan to a corporate  borrower,  and
generally  are  offered  by  banks  or  other  financial   institutions  or  lending   syndicates.   When  purchasing  loan
participations,  the Fund assumes the credit risk  associated  with the  corporate  borrower and may assume the credit risk associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which  the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Fund has direct recourse against the corporate borrower,  the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the benefit of the Fund were  determined  to be subject to the claims of the agent bank's  general  creditors,  the Fund might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In  situations  involving  other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower for payment of principal and  interest.  If the Fund does not receive  scheduled  interest or principal payments  on such  indebtedness,  the  Fund's  share  price and yield  could be  adversely  affected.  Loans that are fully secured  offer the Fund more  protection  than an  unsecured  loan in the event of  non-payment  of  scheduled  interest or principal.  However,  there is no assurance  that the  liquidation  of  collateral  from a secured  loan would  satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan  participations  with credit  quality  comparable to that of issuers of its securities investments.  Indebtedness of companies whose  creditworthiness  is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when investing in  indebtedness of companies with poor credit,  the Fund bears a substantial  risk of losing the entire amount invested.

         The Fund  limits the amount of its total  assets  that it will  invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Fund generally will treat the corporate borrower  as the  "issuer"  of  indebtedness  held by the Fund.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary  between the Fund and the corporate borrower,  if the participation does not shift to the Fund the  direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations require the Fund to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of  determining  whether the Fund has invested more than 5% of its total assets in a single  issuer.  Treating a financial  intermediary  as an issuer of indebtedness  may restrict the Fund's ability to invest in indebtedness  related to a single  financial  intermediary,  or a group of  intermediaries  engaged in the same industry,  even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the Fund's net asset value than if that value were based on available market  quotations,  and could result in significant  variations in the Fund's daily share price.  At the same time,  some loan  interests are traded among certain  financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the Fund currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Investments in loan participations are considered to be debt obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Fund.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional risks to the Fund. For example,  if a loan is foreclosed,  the Fund could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with owning and  disposing of the  collateral.  In addition,  it is  conceivable  that under emerging  legal  theories of lender  liability,  the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct  indebtedness  offer  securities law protections  against fraud and  misrepresentation.  In the absence of  definitive  regulatory  guidance,  the Fund  relies on the  Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Fund may enter into, or acquire  participations  in, delayed  funding  loans and  revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise  decide to do so (including at a time when the company's  financial  condition  makes it unlikely  that such amounts  will be repaid).  To the extent that the Fund is committed  to advance  additional  funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in accordance  with  procedures established by the Board of Directors,  in an amount  sufficient to meet such  commitments.  The Fund may invest in delayed funding  loans and  revolving  credit  facilities  with  credit  quality  comparable  to that of issuers of its  securities investments.  Delayed funding loans and revolving  credit  facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Fund may be unable to sell such investments at an  opportune  time or may have to resell  them at less than  fair  market  value.  The Fund  currently  intend to treat delayed  funding loans and  revolving  credit  facilities  for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Participation  interests in revolving credit  facilities will be subject to the limitations  discussed  above under "Loan  Participations."  Delayed  funding loans and revolving  credit facilities are  considered to be debt  obligations  for purposes of the Company's  investment  restriction  relating to the lending of funds or assets by the Fund.

         Lending Portfolio  Securities.  For the purpose of achieving income,  the Fund may lend its portfolio  securities, provided (1) the loan is secured  continuously  by  collateral  consisting  of U.S.  Government  securities or cash or cash equivalents (cash, U.S.  Government  securities,  negotiable  certificates of deposit,  bankers'  acceptances or letters of credit)  maintained  on a daily  mark-to-market  basis in an  amount  at least  equal to the  current  market  value of the securities  loaned,  (2) the Fund may at any time call the loan and obtain the return of  securities  loaned,  (3) the Fund will receive any interest or dividends  received on the loaned  securities,  and (4) the aggregate  value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1.       Invest more than 15% of the assets of the Fund (taken at market value at the time of the  investment)  in
"illiquid  securities;"  illiquid  securities  being  defined  to  include  securities  subject  to  legal  or  contractual restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days, certain  options traded over the counter that the Fund has purchased,  securities  being used to cover options the Fund has written,  securities for which market  quotations are not readily  available,  or other  securities which legally or in the
Sub-advisor's option may be deemed illiquid;

         2.       Purchase  securities  for the Fund  from,  or sell  portfolio  securities  to,  any of the  officers  and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         3.       Invest more than 5% of the assets of the Fund (taken at market  value at the time of  investment)  in any combination of interest only, principal only, or inverse floating rate securities;

         4.       Invest in companies for the purpose of exercising management or control;

         5.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         6.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

         7.       Purchase or sell oil, gas or other mineral programs;

         8.       Maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof,  except as set forth in the Company's  Prospectus and this SAI for transactions in options,  futures,  and options on futures transactions arising under swap agreements or other derivative instruments; or

         9.       Pledge,  mortgage or hypothecate its assets,  except as may be necessary in connection  with  permissible borrowings or investments;  and then such pledging,  mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or  investment.  The deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed  delivery  basis,  collateral  arrangements with  respect to initial or  variation  margin  deposits  for future  contracts  and  commitments  entered  into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF Jpm Money Market Fund:

Investment  Objective:  The  investment  objective of the Fund is to seek high current  income and maintain  high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The  asset-backed  securities  in which the Fund may invest  are  subject to the Fund's overall credit  requirements.  However,  asset-backed  securities,  in general, are subject to certain risks. Most of these risks are related to limited  interests in  applicable  collateral.  For example,  credit card  receivables  are  generally unsecured and the debtors are entitled to the  protection of a number of state and federal  consumer  credit laws,  many of which give such  debtors  the right to set off certain  amounts on credit  card debt  thereby  reducing  the  balance  due.
Additionally,  if the letter of credit is exhausted,  holders of  asset-backed  securities  may also  experience  delays in payments  or  losses  if the full  amounts  due on  underlying  sales  contracts  are not  realized.  Because  asset-backed securities are relatively  new, the market  experience in these  securities is limited and the market's  ability to sustain liquidity  through all phases of the market cycle has not been tested.  For a discussion  of  asset-backed  securities  and the risks involved therein see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of  certificates  evidencing  interests in the trust.  The  certificates  are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933
(without registering the certificates under such Act).

         Repurchase  Agreements.  Subject to guidelines  promulgated  by the  Directors of the Company,  the Fund may enter into  repurchase  agreements.  The  repurchase  agreements  into  which  the Fund may enter  will  usually  be short,  from overnight to one week,  and at no time will the Fund invest in repurchase  agreements  for more than thirteen  months.  The securities which are subject to repurchase  agreements,  however, may have maturity dates in excess of thirteen months from the effective  date of the  repurchase  agreement.  For a discussion of repurchase  agreements  and certain risks  involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase  Agreements.  The Fund invests the proceeds of borrowings under reverse repurchase  agreements.
The Fund will enter into a reverse  repurchase  agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest  expense of the  transaction.  The Fund will not invest the proceeds of a reverse repurchase  agreement for a period which exceeds the duration of the reverse repurchase  agreement.  The Fund may not enter into reverse  repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total  assets,  less liabilities  other than the  obligations  created by reverse  repurchase  agreements.  The Fund will establish and maintain with its  custodian  a separate  account  with a  segregated  portfolio  of  securities  in an amount at least equal to its purchase  obligations  under its  reverse  repurchase  agreements.  If  interest  rates  rise  during the term of a reverse repurchase  agreement,  such reverse  repurchase  agreement may have a negative  impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign commercial paper must not be subject to foreign  withholding  tax at the time of purchase.  Foreign  investments  may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European Depositary Receipts
("EDRs").  Generally,  ADRs and EDRs are receipts  issued by a bank or trust company that evidence  ownership of underlying securities  issued  by a  foreign  corporation  and that are  designed  for use in the  domestic,  in the case of ADRs,  or
European,  in the case of EDRs,  securities  markets.  For a discussion  of depositary  receipts and the risks  involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be subject to termination by the Fund in the normal  settlement  time, generally  three business days after notice.  Borrowed  securities  must be returned when the loan is terminated.  The Fund may pay  reasonable  finders' and custodial  fees in connection  with a loan. In making a loan,  the Fund will consider the creditworthiness of the borrowing financial institution.

         Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are not
"fundamental"  restrictions  and may be changed by the  Directors of the Company  without  shareholder  approval.  The Fund will not:

         1.       Invest in companies for the purpose of exercising management or control;

         2.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         3.       Purchase  securities on margin,  make short sales of securities,  or maintain a short position,  provided that this  restriction  shall not be deemed to be  applicable  to the  purchase  or sale of  when-issued  securities  or of securities for delivery at a future date;

         4.       Acquire any illiquid securities,  such as repurchase  agreements with more than seven days to maturity or fixed time  deposits  with a duration of over seven  calendar  days,  if as a result  thereof,  more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

         5.       Mortgage,  pledge or hypothecate any assets,  except as may be necessary in connection  with  permissible borrowings or investments;  and then such mortgaging,  pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         6.       Purchase or sell puts,  calls,  straddles,  spreads,  or any  combination  thereof,  except to the extent permitted by the Company's Prospectus and this SAI; or

         7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                            FUNDAMENTAL INVESTMENT RESTRICTIONS

         Investment  Restrictions.  Each Fund and Portfolio has adopted the following fundamental  investment  restrictions which may not be changed without shareholder approval.

         1.  Senior  Securities.  No Fund or  Portfolio  may  issue  senior  securities,  except  as  permitted  under  the
             ------------------
Investment Company Act of 1940 (the "1940 Act").

         2.  Borrowing.  No Fund or Portfolio  may borrow  money,  except that a Fund or Portfolio may (i) borrow money for
             ---------
non-leveraging,  temporary  or  emergency  purposes,  and (ii)  engage in  reverse  repurchase  agreements  and make  other investments  or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund or
Portfolio's  investment  objective and policies;  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund or Portfolio's  assets  (including the amount borrowed) less  liabilities  (other than borrowings) or such other  percentage  permitted by law.  Any  borrowings  which come to exceed this amount will be reduced in  accordance with  applicable  law.  Subject to the above  limitations,  the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

         3.  Underwriting.  No Fund or Portfolio may underwrite  securities  issued by other persons,  except to the extent
             ------------
that the Fund or  Portfolio  may be deemed to be an  underwriter  (within  the  meaning of the  Securities  Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. Real  Estate.  No Fund or  Portfolio  may  purchase  or sell real  estate  unless  acquired  as a result of the
            ------------
ownership of securities or other  instruments;  provided that this restriction  shall not prohibit a Fund or Portfolio from investing in  securities  or other  instruments  backed by real estate or in  securities  of companies  engaged in the real estate business.

         5.  Commodities.  No Fund or Portfolio may purchase or sell physical  commodities  unless  acquired as a result of
             -----------
the ownership of securities or  instruments;  provided that this  restriction  shall not prohibit a Fund or Portfolio  from
(i) engaging in permissible  options and futures  transactions  and forward foreign  currency  contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

         6.  Lending.  No Fund or  Portfolio  may make  loans,  except  that a Fund or  Portfolio  may (i)  lend  portfolio
             -------
securities in accordance with the Fund or Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value,  (ii) purchase money market  securities and enter into repurchase  agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         7.  Industry  Concentration.  No Fund or Portfolio  other than the ASAF INVESCO  Technology  Fund may purchase any
             -----------------------
security  if,  as a  result,  more  than 25% of the  value of the  Fund or  Portfolio's  assets  would be  invested  in the securities of issuers  having their  principal  business  activities in the same industry;  provided that this  restriction does not apply to  investments  in  obligations  issued or  guaranteed  by the U.S.  Government  or any of its  agencies or instrumentalities  (or repurchase  agreements with respect thereto).  The ASAF INVESCO Technology Fund may invest more than
25% of the value of its assets in the  securities  of  companies  doing  business  in one or more  industries  relating  to technology.

         8.  Diversification.  No Fund or  Portfolio  other  than the ASAF Janus  Mid-Cap  Fund and the ASAF Rydex Managed OTC Fund
             ---------------
may, with respect to 75% of the value of its total  assets,  purchase the  securities of any issuer (other than  securities issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result,  (i) more than
5% of the value of the Fund's or  Portfolio's  total assets  would be invested in the  securities  of such issuer,  or (ii)
more than 10% of the outstanding  voting  securities of such issuer would be held by the Fund or Portfolio.  The ASAF Janus
Mid-Cap Fund and the ASAF Rydex Managed OTC Fund may not,  with respect to 50% of its total  assets,  invest in the  securities  of any one issuer (other than the U.S.  Government  and its agencies and  instrumentalities),  if  immediately  after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         Notes to Investment  Restrictions.  The following notes should be read in conjunction  with the above  fundamental investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                                          ---

         o    Applicable to All Funds and  Portfolios:  If a restriction on a Fund's or Portfolio's  investments is adhered
              ---------------------------------------
to at the time an  investment  is made, a subsequent  change in the  percentage  of Fund or  Portfolio  assets  invested in certain securities or other instruments,  or change in average duration of the Fund's or Portfolio's  investment portfolio, resulting  from changes in the value of the Fund's or Portfolio's  total assets,  will not be considered a violation of the restriction;  provided,  however,  that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable  to All Funds and  Portfolios:  With  respect to  investment  restrictions  (2) and (6), a Fund or
              ----------------------------------------
Portfolio  will not borrow or lend to any other fund unless it applies for and  receives an  exemptive  order from the SEC, if so required,  or the SEC issues  rules  permitting  such  transactions.  There is no  assurance  the SEC would grant any order requested by the Fund or Portfolio or promulgate any rules allowing the transactions.

         o    Applicable  to All Funds and  Portfolios.  With respect to investment  restriction  (6), the  restriction  on
              ----------------------------------------
making loans is not considered to limit a Fund or Portfolio's investments in loan participations and assignments.

         o    Applicable  Only to the ASAF Founders  International  Small  Capitalization  Fund: With respect to investment
              ---------------------------------------------------------------------------------
restriction (7), the Funds use industry classifications based, where applicable,  on Baseline,  Bridge Information Systems,
                                                                                     --------   --------------------------
Reuters,  the S&P Stock  Guide  published  by Standard & Poor's,  information  obtained  from  Bloomberg  L.P.  and Moody's
-------       ----------------
International,  and/or  the  prospectus  of the  issuing  company.  Selection  of an  appropriate  industry  classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o    Applicable Only to the ASAF T. Rowe Price Small Company Value Fund:  With respect to investment  restrictions
              ------------------------------------------------------------------
(2) and (6),  the Fund has no current  intention of  borrowing  or lending to any other fund.  For  purposes of  investment restriction  (6), the Fund will  consider the  acquisition  of a debt  security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

         o    Applicable only to the ASAF AIM  International  Equity Fund. With respect to investment  restriction (7), the
              -----------------------------------------------------------
Fund will not consider a  bank-issued  guaranty or  financial  guaranty  insurance  as a separate  security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                        CERTAIN RISK FACTORS AND INVESTMENT METHODS

         Some of the investment  instruments,  techniques and methods which may be used by one or more of the Funds and the risks attendant  thereto are described below.  Other risk factors and investment  methods may be described in the Company's
Prospectus  under  "Investment  Programs of the Funds" and "Certain Risk Factors and  Investment  Methods," and in this SAI under  "Investment  Programs of the Funds." The risk factors and  investment  methods  described  below only apply to those
Funds or  Portfolios  that may invest in such  securities  or use such  investment  methods.  The below  references  to the investment methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.

         Debt Obligations.  Yields on short, intermediate,  and long-term securities are dependent on a variety of factors, including,  the general conditions of the money and bond markets,  the size of a particular  offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities  tend to produce higher yields and are generally subject to potentially  greater capital  appreciation and depreciation  than obligations with shorter  maturities and lower yields.  The market prices of debt  securities  usually vary,  depending  upon available  yields.  An increase in prevailing  interest  rates will  generally  reduce the value of debt  investments,  and a decline in  interest  rates will generally  increase  the value of debt  investments.  The ability of a Fund to achieve  its  investment  objective  is also dependent  on the  continuing  ability  of the  issuers  of the debt  securities  in  which a Fund  invests  to meet  their obligations for the payment of interest and principal when due.

         Special Risks  Associated  with  Low-Rated and Comparable  Unrated  Securities.  Low-rated and comparable  unrated securities,  while generally  offering higher yields than  investment-grade  securities  with similar  maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay principal.  The special risk  considerations in connection with such investments are discussed below.  See the Appendix of this SAI for a discussion of securities ratings.

                  Effect of Interest Rates and Economic  Changes.  The low-rated and comparable  unrated  securities market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged  recession or economic  downturn.  Such a prolonged  economic  downturn  could  severely  disrupt the market for and adversely affect the value of such securities.

                  All  interest-bearing  securities  typically  experience  appreciation  when  interest  rates decline and depreciation  when interest rates rise. The market values of low-rated and comparable  unrated  securities  tend to reflect individual  corporate  developments  to a  greater  extent  than do  higher-rated  securities,  which  react  primarily  to fluctuations  in the general level of interest  rates.  Low-rated and comparable  unrated  securities  also tend to be more sensitive to economic  conditions than are higher-rated  securities.  During an economic  downturn or a sustained period of rising interest rates,  highly leveraged issuers of low-rated and comparable  unrated  securities may experience  financial stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the issuer's  inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is significantly  greater than issuers of higher-rated  securities because such  securities  are generally  unsecured  and are often  subordinated  to other  creditors.  Further,  if the issuer of a low-rated and comparable unrated security defaulted,  a Fund might incur additional  expenses to seek recovery.  Periods of economic  uncertainty  and changes would also generally  result in increased  fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As previously  stated,  the value of such a security  will decrease in a rising  interest rate market and accordingly,  so will a Fund's net asset value. If a Fund experiences  unexpected net redemptions in such a market,  it may be forced to  liquidate  a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited liquidity of some high-yield  securities  (discussed  below), a Fund may be forced to liquidate these securities at a substantial  discount.  Any such liquidation  would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment  Expectations.  Low-rated and comparable unrated securities  typically contain redemption,  call, or prepayment provisions which permit the issuer of securities  containing such provisions to, at their discretion,  redeem the  securities.  During  periods of falling  interest  rates,  issuers of  high-yield  securities  are likely to redeem or prepay the  securities  and refinance  them with debt  securities  with a lower  interest  rate. To the extent an issuer is able  to  refinance  the  securities,  or  otherwise  redeem  them,  a Fund  may  have to  replace  the  securities  with a lower-yielding security, which would result in a lower return for a Fund.

                  Issuers of  lower-rated  securities  are often highly  leveraged,  so that their ability to service their debt obligations  during an economic  downturn or during sustained  periods of rising interest rates may be impaired.  Such issuers  may not have more  traditional  methods  of  financing  available  to them and may be unable to repay  outstanding obligations  at maturity by  refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater because such securities  frequently are unsecured and  subordinated to the prior payment of senior indebtedness.

                  Credit  Ratings.  Credit  ratings  issued by  credit-rating  agencies  attempt to evaluate  the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated  securities  and,  therefore,  may not fully reflect the true risks of an investment.  In addition, credit-rating  agencies  may or may not make  timely  changes  in a rating to  reflect  changes  in the  economy  or in the condition of the issuer that affect the market value of the security.  Consequently,  credit  ratings may be used only as a preliminary  indicator of investment  quality.  Investments in low-rated and  comparable  unrated  securities  will be more dependent on the applicable  Sub-advisor's  credit  analysis than would be the case with  investments  in  investment-grade debt  securities.  Such  Sub-advisor  may employ its own credit  research  and  analysis,  which  could  include a study of existing  debt,  capital  structure,  ability to service debt and to pay  dividends,  the issuer's  sensitivity to economic conditions,  its  operating  history,  and the  current  trend  of  earnings.  The  Sub-advisors  continually  monitor  the investments in a Fund and evaluate  whether to dispose of or to retain  low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

                  Liquidity  and  Valuation.  A Fund may have  difficulty  disposing of certain  low-rated  and  comparable unrated  securities  because  there may be a thin  trading  market  for such  securities.  There is no  established  retail secondary  market for many of these  securities.  A Fund  anticipates  that such securities could be sold only to a limited number of dealers or  institutional  investors.  To the extent a secondary  trading market does exist,  it is generally not as liquid as the secondary  market for higher-rated  securities.  The lack of a liquid secondary market may have an adverse impact on the  market  price of the  security.  As a result,  a Fund's  asset  value and a Fund's  ability  to  dispose  of particular  securities,  when necessary to meet a Fund's  liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid  secondary  market for certain  securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual  sales.  During  periods of thin trading,  the spread  between bid and asked prices is likely to increase  significantly.  In  addition,  adverse  publicity  and  investor  perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

         Put and Call Options:

                  Writing  (Selling)  Call  Options.  A call  option  gives the holder  (buyer)  the "right to  purchase" a security or currency at a specified  price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain  date (the  expiration  date)  (American  style).  So long as the  obligation  of the writer of a call option continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold, requiring him to deliver the underlying  security or currency  against  payment of the exercise  price.  This  obligation  terminates upon the  expiration of the call option,  or such earlier time at which the writer effects a closing  purchase  transaction by purchasing an option identical to that previously sold.

                  When writing a call option,  a Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  a Fund has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which a Fund has written  expires,  the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing  (Selling)  Put Options.  A put option gives the  purchaser of the option the right to sell,  and the writer  (seller) has the  obligation  to buy,  the  underlying  security or currency at the  exercise  price during the option period  (American  style) or at the  expiration of the option  (European  style).  So long as the  obligation of the writer continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold, requiring him to make payment of the exercise  price against  delivery of the underlying  security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                  Premium  Received  from Writing Call or Put Options.  A Fund will receive a premium from writing a put or call  option,  which  increases  such  Fund's  return in the event the  option  expires  unexercised  or is closed out at a profit.  The amount of the  premium  will  reflect,  among  other  things,  the  relationship  of the  market  price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the  underlying  security.  By writing a call  option,  a Fund limits its  opportunity  to profit from any  increase in the market value of the underlying  security above the exercise  price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the  underlying  security  for an exercise  price higher than its then current market value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing  Transactions.  A Fund may  terminate an option that it has written  prior to its  expiration  by entering  into a  closing  purchase  transaction  in which it  purchases  an option  having  the same  terms as the  option written.  Closing  transactions may be effected in order to realize a profit on an outstanding  call option,  to prevent an underlying  security or currency from being called, or, to permit the sale of the underlying  security or currency.  A Fund will  realize a profit  or loss from such  transaction  if the cost of such  transaction  is less or more than the  premium received  from the writing of the option.  In the case of a put option,  any loss so incurred  may be partially or entirely offset by the premium  received from a  simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security,  any loss resulting  from the repurchase of a call option is likely to be offset in whole or in part by unrealized  appreciation of the underlying security owned by such Fund.

                  Furthermore,  effecting  a closing  transaction  will permit a Fund to write  another  call option on the underlying  security or currency with either a different  exercise  price or expiration  date or both. If a Fund desires to sell a  particular  security or currency  from its  portfolio  on which it has written a call  option,  or  purchased a put option,  it will  seek to  effect a  closing  transaction  prior to, or  concurrently  with,  the sale of the  security  or currency.  There is, of course,  no assurance that a Fund will be able to effect such closing  transactions  at a favorable price.  If a Fund cannot  enter into such a  transaction,  it may be required to hold a security or currency  that it might otherwise  have sold.  When a Fund writes a covered call option,  it runs the risk of not being able to  participate in the appreciation  of the underlying  securities or currencies  above the exercise  price, as well as the risk of being required to hold on to securities or currencies that are  depreciating in value.  This could result in higher  transaction  costs. A
Fund will pay transaction  costs in connection with the writing of options to close out previously  written  options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing  Call  Options.  Call  options may be  purchased  by a Fund for the purpose of  acquiring  the underlying  securities or currencies for its portfolio.  Utilized in this fashion,  the purchase of call options  enables a
Fund to acquire the  securities  or  currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities or  currencies  in this manner may be less than the cost of acquiring the  securities or  currencies  directly.  This  technique  may also be useful  to a Fund in  purchasing  a large  block of  securities  or currencies  that would be more  difficult  to acquire by direct  market  purchases.  So long as it holds such a call option rather than the underlying  security or currency itself, a Fund is partially  protected from any unexpected  decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options.  A Fund may purchase a put option on an underlying  security or currency owned by the Fund (a "protective put") as a defensive  technique in order to protect against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the Fund, as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline  in the  underlying  security's  market  price or  currency's  exchange  value.  For  example,  a put option may be purchased in order to protect  unrealized  appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the  security  or  currency  because of tax  considerations.  The premium  paid for the put option and any transaction  costs would reduce any capital gain  otherwise  available  for  distribution  when the security or currency is eventually sold.

                  If a Fund  purchases  put  options  at a time  when the  Fund  does not own the  underlying  security  or currency,  the Fund seeks to benefit from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has  remaining  value,  and if the  market  price of the  underlying  security  or  currency remains  equal to or  greater  than the  exercise  price  during  the life of the put  option,  a Fund will lose its entire investment  in the put  option.  In order for the  purchase  of a put  option to be  profitable,  the  market  price of the underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and  transaction costs.

                  Dealer Options.  Exchange-traded  options  generally have a continuous liquid market while dealer options have none.  Consequently,  a Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising  it or reselling it to the dealer who issued it.  Similarly,  when a Fund writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering into a closing  purchase  transaction  with the dealer to which the Fund  originally  wrote the option.  While a Fund will seek to enter into dealer  options only with dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Fund, there can be no  assurance  that the Fund will be able to  liquidate a dealer  option at a  favorable  price at any time prior to expiration.  Until a Fund, as a covered dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities  (or other  assets) used as cover until the option  expires or is  exercised.  In the event of  insolvency  of the other party,  a Fund may be unable to liquidate a dealer  option.  With respect to options written  by a Fund,  the  inability  to enter  into a closing  transaction  may result in  material  losses to a Fund.  For example,  since a Fund must  maintain a secured  position  with respect to any call option on a security it writes,  a Fund may not sell the assets  which it has  segregated  to secure the  position  while it is  obligated  under the option.  This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

                  The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the written  dealer options are illiquid  securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer  agrees that the Fund may  repurchase  the OTC option it has written for a maximum  price to be  calculated by a predetermined  formula.  In such  cases,  the OTC option  would be  considered  illiquid  only to the  extent  the  maximum repurchase  price under the formula  exceeds the intrinsic  value of the option.  To this extent,  a Fund will treat dealer options as subject to a Fund's  limitation on unmarketable or illiquid  securities.  If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options.  During the option period,  a
Fund,  as writer of a call  option has, in return for the premium  received  on the option,  given up the  opportunity  for capital  appreciation  above the exercise  price  should the market  price of the  underlying  security  increase,  but has retained  the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its  obligation  as a writer of the option.  The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus  transaction  costs.  If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An  exchange-traded  option  position  may be closed out only on an exchange  which  provides a secondary  market.
There can be no assurance that a liquid secondary  market will exist for a particular  option at a particular time and that a Fund can close out its  position by  effecting a closing  transaction.  If a Fund is unable to effect a closing  purchase transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  a
Fund  may not be able to sell  the  underlying  security  at a time  when it  might  otherwise  be  advantageous  to do so.
Possible reasons for the absence of a liquid secondary market include the following:  (i) insufficient  trading interest in certain  options;  (ii)  restrictions on  transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other restrictions imposed with respect to particular classes or series of options or underlying  securities;  (iv) inadequacy of the  facilities of an exchange or the clearing  corporation  to handle  trading  volume;  and (v) a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions on orders.  In addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the  underlying  securities,  significant  price and rate  movements can take place in the underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly  specialized activity  which  involves  investment  techniques  and risks  different  from  those  associated  with  ordinary  portfolio securities transactions.

         Each exchange has established  limitations  governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting alone or in concert with others  (regardless of whether such options are written  on the  same or  different  exchanges  or are held or  written  on one or more  accounts  or  through  one or more brokers).  An exchange may order the  liquidation  of positions  found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock  Indices.  Options on stock  indices are similar to options on specific  securities  except that, rather than the right to take or make  delivery of the specific  security at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing level of that stock index is greater than, in the case of a call,  or less than, in the case of a put, the exercise  price of the option.  This amount of cash is equal to such  difference  between the closing  price of the index and the  exercise  price of the option expressed  in  dollars  multiplied  by a  specified  multiple.  The writer of the  option is  obligated,  in return for the premium received,  to make delivery of this amount.  Unlike options on specific  securities,  all settlements of options on stock  indices are in cash and gain or loss depends on general  movements  in the stocks  included in the index rather than price movements in particular stocks.

         Risk Factors of Options on Indices.  Because the value of an index option  depends upon the movements in the level of the index  rather than upon  movements in the price of a  particular  security,  whether a Fund will realize a gain or a loss on the  purchase  or sale of an option on an index  depends  upon the  movements  in the level of prices in the market generally  or in an  industry  or market  segment  rather  than upon  movements  in the price of the  individual  security.
Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction  of the market  generally or in the  direction  of a particular  industry.  This  requires  different  skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be  distorted if trading of  securities  included in the index is  interrupted.  Trading in index options  also may be  interrupted  in certain  circumstances,  such as if trading  were halted in a  substantial  number of securities  in the  index.  If this  occurred,  a Fund  would  not be able to close out  options  which it had  written  or purchased and, if  restrictions on exercise were imposed,  might be unable to exercise an option it purchased,  which would result in substantial losses.

         Price movements in portfolio  securities will not correlate perfectly with movements in the level of the index and therefore,  a Fund bears the risk that the price of the securities  may not increase as much as the level of the index.  In this event,  the Fund would bear a loss on the call which would not be completely  offset by movements in the prices of the securities.  It is also  possible  that the  index  may rise  when the  value of a  Fund's  securities  does  not.  If this occurred,  a Fund  would  experience  a loss on the call  which  would  not be offset  by an  increase  in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Fund has other liquid  assets which are  sufficient  to satisfy the exercise of a call on the index,  the
Fund will be required  to  liquidate  securities  in order to satisfy  the  exercise.  When a Fund has written a call on an index,  there is also the risk that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the  index on the date of  exercise,  and the time the Fund is able to sell  securities.  As with options on securities,  the Sub-advisor  will not learn that a call has been exercised until the day following the exercise  date,  but,  unlike a call on securities  where a Fund would be able to deliver the  underlying security in settlement,  a Fund may have to sell part of its securities in order to make  settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund  exercises a put option on an index which it has  purchased  before final  determination  of the closing index  value for the day,  it runs the risk that the level of the  underlying  index may  change  before  closing.  If this change causes the exercised  option to fall  "out-of-the-money,"  the Fund will be required to pay the  difference  between the closing index value and the exercise  price of the option  (multiplied  by the  applicable  multiplier) to the assigned writer.  Although a Fund may be able to  minimize  this risk by  withholding  exercise  instructions  until just before the daily cutoff time or by selling rather than  exercising an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk  entirely  because the cutoff time for index  options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

         Trading in Futures.  A futures  contract  provides for the future sale by one party and purchase by another  party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) at a specified price, date, time and place  designated at the time the contract is made.  Brokerage  fees are incurred when a futures  contract is bought or sold and  margin  deposits  must be  maintained.  Entering  into a contract  to buy is  commonly  referred  to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly  referred to as selling a contract or holding a short position.

         Unlike when a Fund  purchases or sells a security,  no price would be paid or received by a Fund upon the purchase or sale of a futures contract.  Upon entering into a futures  contract,  and to maintain a Fund's open positions in futures contracts,  a Fund would be required to deposit  with its  custodian  in the name of the futures  broker an amount of cash,
U.S. government  securities,  suitable money market instruments,  or other liquid securities,  known as "initial margin." A margin  deposit is intended to ensure a Fund's  performance  of the futures  contract.  The initial  margin  required for a particular  futures  contract is set by the exchange on which the  contract is traded,  and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are  customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures  contract changes (by increase in the case of a sale or by decrease in the case of a  purchase)  so that the loss on the  futures  contract  reaches a point at which the margin on deposit  does not  satisfy margin  requirements,  the broker will  require an increase in the margin.  However,  if the value of a position  increases because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to a Fund.

         These subsequent payments,  called "variation margin," to and from the futures broker are made on a daily basis as the price of the  underlying  assets  fluctuate  making the long and short  positions in the futures  contract more or less valuable,  a  process  known as  "marking  to the  market."  A Fund  may or may not  earn  interest  income  on its  margin deposits.  Although  certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale, respectively,  for the same  aggregate  amount of the identical  securities  and the same delivery  date. If the offsetting purchase  price is less than the  original  sale price,  a Fund  realizes a gain;  if it is more,  a Fund  realizes a loss.
Conversely,  if the offsetting sale price is more than the original  purchase price, a Fund realizes a gain; if it is less, a Fund  realizes a loss.  The  transaction  costs must also be included in these  calculations.  There can be no assurance, however,  that a Fund will be able to enter into an offsetting  transaction  with respect to a particular  futures contract at a particular  time. If a Fund is not able to enter into an offsetting  transaction,  a Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index  futures  contract is an  agreement  in which one party  agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied by the difference  between the value of a specific stock index at the close of the last trading day of the contract and the price at which the  agreement is made.  No physical  delivery of securities is made.  For example,  one  contract in the  Financial  Times Stock  Exchange 100 Index future is a contract to buy 25 pounds sterling  multiplied by the level of the UK Financial  Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then settlement will be made in cash,  equivalent  over time to the  difference  between  the  contract  price and the actual  price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are  similar to options on  underlying  instruments  except  that  options on futures  give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures  contract,  at a specified  exercise  price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position  by the writer of the  option to the holder of the option  will be  accompanied  by the  delivery  of the accumulated  balance in the writer's  futures margin  account which  represents the amount by which the market price of the futures  contract,  at exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is required to deposit margin pursuant to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures position  by the writer of the option to the  holder of the option  will be  accompanied  by  delivery  of the  accumulated balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures contract  at the time of exercise  exceeds,  in the case of a call,  or is less than,  in the case of a put,  the  exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities,  in most cases the  contracts  are closed out before the  settlement  date without the making or taking of delivery.  Closing out is accomplished  by  effecting  an  offsetting  transaction.  A futures  contract  sale is closed out by  effecting  a futures contract  purchase for the same  aggregate  amount of securities  and the same delivery date. If the sale price exceeds the offsetting  purchase  price,  the  seller  immediately  would be paid the  difference  and  would  realize  a gain.  If the offsetting  purchase  price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain, whereas if the purchase  price exceeds the  offsetting  sale price,  the purchaser  would  realize a loss.  Commissions  on financial  futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial  instruments:
U.S.  Treasury bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through mortgage-backed  securities;  three-month U.S. Treasury bills;  90-day commercial paper; bank certificates of deposit;  and
Eurodollar  certificates of deposit.  It is expected that futures  contracts  trading in additional  financial  instruments will be authorized.  The standard  contract size is generally  $100,000 for futures  contracts in U.S. Treasury bonds, U.S.
Treasury notes,  and GNMA  pass-through  securities and $1,000,000 for the other  designated  futures  contracts.  A public market exists in futures contracts covering a number of indices,  including,  but not limited to, the Standard & Poor's 500
Index,  the  Standard & Poor's 100 Index,  the  NASDAQ  100 Index,  the Value Line  Composite  Index and the New York Stock
Exchange Composite Index.

         Regulatory  Matters  Relating  to  Futures  Contracts  and  Related  Options.  The  Staff of the SEC has taken the position  that the  purchase  and sale of futures  contracts  and the  writing of related  options may give rise to "senior securities" for the purposes of the restrictions  contained in Section 18 of the 1940 Act on investment  companies' issuing senior  securities.  However,  the  Staff has  taken  the  position  that no  senior  security  will be  created  if a Fund segregates  an amount of cash or other  liquid  assets at least  equal to the  amount of the  Fund's  obligation  under the futures  contract  or option.  Each Fund will  conduct its  purchases  and sales of any  futures  contracts  and writing of related options transactions in accordance with this requirement.

         Certain Risks  Relating to Futures  Contracts  and Related  Options.  There are special risks  involved in futures transactions.

                  Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and monetary policies and national and international policies and economic events.

                  Most United  States  futures  exchanges  limit the amount of  fluctuation  permitted in futures  contract prices during a single trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary  either up or down from the  previous  day's  settlement  price at the end of a  trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential
losses,  because  the  limit  may  prevent  the  liquidation  of  unfavorable  positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  Because of the low margin  deposits  required,  futures  trading  involves  an  extremely  high degree of leverage.  As a result,  a relatively  small price movement in a futures  contract may result in immediate and  substantial loss,  as well as  gain,  to the  investor.  For  example,  if at the time of  purchase,  10% of the  value of the  futures contract is deposited as margin,  a subsequent  10% decrease in the value of the futures  contract  would result in a total loss of the margin  deposit,  before any deduction for the  transaction  costs,  if the account were then closed out. A 15%
decrease  would result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out.  Thus, a purchase or sale of a futures  contract  may result in losses in excess of the amount  invested  in the  futures  contract.
However, a Fund would presumably have sustained  comparable losses if, instead of the futures contract,  it had invested in the underlying  instrument  and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be  certain  that a Fund has  sufficient  assets to  satisfy  its  obligations  under a futures  contract,  a Fund earmarks to the futures  contract  liquid assets equal in value to the current value of the underlying  instrument less the margin deposit.

                  Liquidity.  A Fund may elect to close  some or all of its  futures  positions  at any time prior to their expiration.  A Fund would do so to reduce exposure  represented by long futures positions or increase exposure  represented by short futures  positions.  A Fund may close its positions by taking opposite  positions which would operate to terminate the Fund's position in the futures  contracts.  Final  determinations  of variation  margin would then be made,  additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures  contracts  may be closed out only on the  exchange  or board of trade where the  contracts  were initially  traded.  Although a Fund may intend to purchase or sell futures  contracts  only on exchanges or boards of trade where there  appears to be an active  market,  there is no assurance  that a liquid market on an exchange or board of trade will exist for any  particular  contract  at any  particular  time.  In such  event,  it might not be  possible  to close a futures  contract,  and in the event of adverse price  movements,  a Fund would  continue to be required to make daily cash payments  of  variation  margin.  However,  in the  event  futures  contracts  have  been  used  to  hedge  the  underlying instruments,  a Fund would continue to hold the  underlying  instruments  subject to the hedge until the futures  contracts could be  terminated.  In such  circumstances,  an  increase  in the price of the  underlying  instruments,  if any,  might partially or completely  offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the  underlying  instruments  will, in fact,  correlate with the price  movements in the futures  contract and thus provide an offset to losses on a futures contract.

                  Hedging Risk. A decision of whether,  when,  and how to hedge  involves  skill and  judgment,  and even a well-conceived  hedge may be unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in connection with the use by a Fund of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between movements in the prices of the futures contracts and movements in the prices of the  underlying  instruments  which are the  subject of the hedge.  The  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment,  will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful  use of futures  contracts by a Fund for hedging  purposes is also subject to a  Sub-advisor's ability to correctly  predict  movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its  portfolio  against a decline in the  market,  the index,  indices,  or  underlying  instruments  on which the futures  are  written  might  advance  and the value of the  underlying  instruments  held in the  Fund's  portfolio  might decline.  If this were to occur,  a Fund would lose money on the  futures and also would  experience  a decline in value in its underlying  instruments.  However,  while this might occur to a certain  degree,  the Sub-advisor may believe that over time the value of a Fund's  portfolio  will tend to move in the same  direction as the market indices which are intended to correlate to the price  movements of the  underlying  instruments  sought to be hedged.  It is also possible that if a Fund were to hedge against the possibility of a decline in the market  (adversely  affecting the underlying  instruments held in its  portfolio) and prices instead  increased,  the Fund would lose part or all of the benefit of increased  value of those underlying  instruments  that it has  hedged,  because  it would  have  offsetting  losses  in its  futures  positions.  In addition, in such situations,  if a Fund had insufficient cash, it might have to sell underlying  instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).  A Fund might have to sell  underlying  instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all, between price  movements in the futures  contracts and the portion of the portfolio  being hedged,  the price  movements of futures  contracts might not correlate  perfectly with price movements in the underlying  instruments due to certain market distortions.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors might close futures  contracts through  offsetting transactions which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin  requirements in the securities markets,  and as a result the futures market might attract more  speculators  than the securities  markets do.  Increased  participation  by speculators  in the  futures  market  might  also  cause  temporary  price  distortions.  Due to the  possibility  of price distortion in the futures market and also because of the imperfect  correlation  between price  movements in the underlying instruments  and  movements in the prices of futures  contracts,  even a correct  forecast of general  market trends by the
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain  Risks of Options  on Futures  Contracts.  A Fund may seek to close out an option  position  by writing or buying an  offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to  establish  and close out  positions  on such  options  will be subject to the maintenance of a liquid  secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the following:  (i) there may be insufficient  trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both; (iii) trading halts,  suspensions or other restrictions may be imposed  with  respect to  particular  classes or series of options,  or  underlying  instruments;  (iv)  unusual or unforeseen  circumstances may interrupt normal  operations on an exchange;  (v) the facilities of an exchange or a clearing corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges  could,  for economic  or other  reasons,  decide or be  compelled  at some  future  date to  discontinue  the  trading of options (or a particular  class or series of options),  in which event the  secondary  market on that exchange (or in the class or series of  options)  would  cease to exist,  although  outstanding  options  on the  exchange  that had been  issued by a clearing corporation  as a result of trades on that  exchange  would  continue to be  exercisable  in  accordance  with their terms.
There is no  assurance  that higher than  anticipated  trading  activity or other  unforeseen  events  might not, at times, render certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign  Futures and Options.  Participation  in foreign  futures and foreign  options  transactions  involves the execution  and  clearing of trades on or subject to the rules of a foreign  board of trade.  Neither the  National  Futures
Association  nor any domestic  exchange  regulates  activities of any foreign  boards of trade,  including  the  execution, delivery and clearing of transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign law. This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.  Moreover,  such laws or  regulations  will vary depending on the foreign  country in which the foreign futures or foreign options  transaction  occurs.  For these reasons, customers who trade foreign futures or foreign  options  contracts may not be afforded  certain of the protective  measures provided by the Commodity  Exchange Act, the CFTC  regulations  and the rules of the National  Futures  Association and any domestic  exchange,  including  the  right to use  reparations  proceedings  before  the CFTC and  arbitration  proceedings provided by the National  Futures  Association  or any domestic  futures  exchange.  In  particular,  funds  received  from customers for foreign futures or foreign options  transactions  may not be provided the same  protections as funds received in respect of transactions  on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract  and,  therefore,  the  potential  profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency  Contracts.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future  date,  which may be any fixed  number of days from the date of the  contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable investment policies and restrictions  applicable to a Fund, a Fund may generally enter into forward foreign currency  exchange  contracts under two  circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security  denominated in a foreign currency,  it may desire to "lock in" the U.S. dollar price of the security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign  currency  involved in the underlying  security  transactions,  the Fund may be able to protect itself against a possible  loss  resulting  from an adverse  change in the  relationship  between the U.S.  dollar and the  subject  foreign currency  during the period  between the date the security is  purchased  or sold and the date on which  payment is made or received.

         Second,  when a  Sub-advisor  believes  that the  currency of a particular  foreign  country may suffer or enjoy a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency,  approximating  the value of some or all of a Fund's securities  denominated in such  foreign  currency.  Alternatively,  where  appropriate,  a Fund  may  hedge  all or part of its  foreign  currency exposure  through the use of a basket of  currencies  or a proxy  currency  where such  currencies  or  currency  act as an effective  proxy for other  currencies.  In such a case, a Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold  exceeds the value of the Fund's  securities  denominated  in such  currency.  The use of this basket  hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency held in a Fund. The precise  matching of the forward  contract  amounts and the value of the  securities  involved will not  generally  be  possible  since the  future  value of such  securities  in  foreign  currencies  will  change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the  date it  matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for a Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  a Fund is  obligated  to  deliver  and if a  decision  is made to sell the  security  and make delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the  spot  market  some of the  foreign currency  received  upon the sale of the portfolio  security if its market value  exceeds the amount of foreign  currency a
Fund is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs, a Fund may use liquid  assets  denominated  in any currency to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security and engages in an offsetting forward contract transaction,  the Fund will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Fund engages in an offsetting  transaction,  it may subsequently  enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between a Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the
Fund will  realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the currency it has agreed to purchase.  Should  forward  prices  increase,  a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency  Futures  Contracts  and Related  Options.  A currency  futures  contract sale creates an obligation by a
Fund,  as seller,  to deliver the amount of currency  called for in the  contract at a specified  future time for a special price. A currency  futures contract  purchase creates an obligation by a Fund, as purchaser,  to take delivery of an amount of  currency at a specified  future  time at a  specified  price.  Unlike  forward  foreign  currency  exchange  contracts, currency  futures  contracts  are  standardized  as to amount  and  delivery  period  and are traded on boards of trade and commodities  exchanges.  Although the terms of currency  futures  contracts  specify  actual  delivery or receipt,  in most instances  the  contracts  are closed out  before the  settlement  date  without  the making or taking of  delivery  of the currency.  Closing  out of a currency  futures  contract  is  effected  by  entering  into an  offsetting  purchase or sale transaction.  Unlike a currency  futures  contract,  which  requires the parties to buy and sell currency on a set date, an option on a currency futures  contract  entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder  decides not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest  Rate Caps and Floors.  Interest rate swaps involve the exchange by the Fund with another party of their respective  commitments to pay or receive interest,  e.g., an exchange of floating rate payments for fixed rate  payments.  The  exchange  commitments  can  involve  payments to be made in the same  currency or in  different currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the  interest  rate cap.  The  purchase of an interest  rate floor  entitles  the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive  payments of interest on a  contractually  based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt,  preferred equity or a depository  instrument.  The risks of investing in hybrid instruments  reflect a combination of the risks from investing in securities,  futures and  currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this SAI for a discussion of these risks.  Further,  the prices of the hybrid  instrument and the related  commodity  or currency  may not move in the same  direction or at the same time.  Hybrid  instruments  may bear interest or pay preferred  dividends at below market (or even  relatively  nominal)  rates.  In addition,  because the purchase  and sale of hybrid  instruments  could  take  place in an  over-the-counter  market  or in a private  transaction between a Fund and the seller of the hybrid instrument,  the  creditworthiness  of the other party to the transaction would be a risk factor which a Fund would have to  consider.  Hybrid  instruments  also may not be subject to the  regulation  of the CFTC, which generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         Foreign Currency  Exchange-Related  Securities.  Certain Funds may invest in foreign currency warrants,  principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency  Warrants.  Foreign  currency  warrants are warrants which entitle the holder to receive from their issuer an amount of cash  (generally,  for  warrants  issued in the United  States,  in U.S.  dollars)  which is calculated  pursuant to a  predetermined  formula and based on the exchange rate between a specified  foreign  currency and the U.S. dollar as of the exercise date of the warrant.  Foreign  currency  warrants  generally are exercisable  upon their issuance and expire as of a specified date and time.  Foreign  currency  warrants have been issued in connection  with U.S.
dollar-denominated  debt offerings by major corporate  issuers in an attempt to reduce the foreign  currency  exchange risk which, from the point of view of prospective  purchasers of the securities,  is inherent in the international  fixed-income marketplace.  Foreign  currency  warrants  may attempt to reduce the  foreign  exchange  risk  assumed by  purchasers  of a security by, for example,  providing for a supplemental  payment in the event that the U.S. dollar depreciates  against the value of a major  foreign  currency  such as the  Japanese  Yen.  The formula  used to  determine  the amount  payable upon exercise of a foreign currency  warrant may make the warrant  worthless  unless the applicable  foreign  currency  exchange rate moves in a particular  direction  (e.g.,  unless the U.S.  dollar  appreciates or  depreciates  against the particular foreign  currency to which the  warrant is linked or  indexed).  Foreign  currency  warrants  are  severable  from the debt obligations with which they may be offered,  and may be listed on exchanges.  Foreign currency  warrants may be exercisable only in certain minimum amounts,  and an investor  wishing to exercise  warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase  additional  warrants,  thereby  incurring additional  transaction  costs.  In the case of any  exercise  of  warrants,  there may be a time delay  between the time a holder of warrants  gives  instructions  to exercise and the time the  exchange  rate  relating to exercise is  determined, during which time the exchange  rate could change  significantly,  thereby  affecting  both the market and cash  settlement values of the warrants being  exercised.  The expiration  date of the warrants may be accelerated if the warrants should be delisted  from an exchange or if their  trading  should be  suspended  permanently,  which would  result in the loss of any remaining  "time value" of the warrants  (i.e.,  the difference  between the current market value and the exercise value of the  warrants),  and,  in the case the  warrants  were  "out-of-the-money,"  in a total loss of the  purchase  price of the warrants.  Warrants  are  generally  unsecured  obligations  of their  issuers and are not  standardized  foreign  currency options issued by the Options  Clearing  Corporation  ("OCC").  Unlike foreign currency options issued by OCC, the terms of foreign  exchange  warrants  generally will not be amended in the event of  governmental  or regulatory  actions  affecting exchange  rates or in the event of the  imposition  of other  regulatory  controls  affecting  the  international  currency markets.  The initial public offering price of foreign currency  warrants is generally  considerably in excess of the price that a  commercial  user of  foreign  currencies  might pay in the  interbank  market  for a  comparable  option  involving significantly  larger  amounts of foreign  currencies.  Foreign  currency  warrants  are  subject  to  significant  foreign exchange risk, including risks arising from complex political or economic factors.

                  Principal  Exchange  Rate  Linked  Securities.   Principal  exchange  rate  linked  securities  are  debt
obligations  the  principal on which is payable at maturity in an amount that may vary based on the  exchange  rate between the U.S.  dollar and a particular  foreign  currency at or about that time.  The return on  "standard"  principal  exchange rate linked  securities is enhanced if the foreign  currency to which the security is linked  appreciates  against the U.S.
dollar,  and is adversely  affected by increases in the foreign  exchange  value of the U.S.  dollar.  "Reverse"  principal exchange rate linked  securities are like the "standard"  securities,  except that their return is enhanced by increases in the value of the U.S. dollar and adversely  impacted by increases in the value of foreign  currency.  Interest  payments on the  securities  are generally  made in U.S.  dollars at rates that reflect the degree of foreign  currency risk assumed or given up by the purchaser of the notes (i.e.,  at  relatively  higher  interest  rates if the purchaser has assumed some of the foreign  exchange  risk,  or relatively  lower  interest  rates if the issuer has assumed some of the foreign  exchange risk,  based on the  expectations of the current market).  Principal  exchange rate linked  securities may in limited cases be subject to acceleration of maturity  (generally,  not without the consent of the holders of the  securities),  which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance  Indexed Paper.  Performance  indexed paper is U.S.  dollar-denominated  commercial paper the yield of which is linked to certain  foreign  exchange rate  movements.  The yield to the investor on  performance  indexed paper is  established at maturity as a function of spot exchange  rates between the U.S.  dollar and a designated  currency as of or about that time  (generally,  the spot exchange  rate two days prior to maturity).  The yield to the investor will be within a range  stipulated  at the time of purchase of the  obligation,  generally  with a  guaranteed  minimum  rate of return  that is below,  and a potential  maximum  rate of return that is above,  market  yields on U.S.  dollar-denominated commercial  paper,  with both the minimum and maximum rates of return on the  investment  corresponding  to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon  Securities.  Zero-coupon  securities  pay no cash income and are sold at  substantial  discounts from their value at maturity.  When held to maturity,  their entire income, which consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  Zero-coupon  securities are subject to greater market value  fluctuations  from  changing  interest  rates than debt  obligations  of  comparable  maturities  which make current distributions  of interest  (cash).  Zero-coupon  securities  which are convertible into common stock offer the opportunity for capital  appreciation as increases (or decreases) in market value of such  securities  closely follows the movements in the market value of the  underlying  common stock.  Zero-coupon  convertible  securities  generally are expected to be less volatile than the underlying  common stocks,  as they usually are issued with maturities of 15 years or less and are issued with options and/or  redemption  features  exercisable  by the holder of the obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities include securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying  principal  ("coupons") which have been separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal  (the  "corpus") of the U.S.  Treasury  security.  A number of  securities  firms and banks have stripped the interest  coupons and receipts and then resold them in custodial  receipt  programs with a number of different names,  including  Treasury Income Growth Receipts  ("TIGRSTM")  and Certificate of Accrual on Treasuries  ("CATSTM").  The
underlying  U.S.  Treasury bonds and notes  themselves are held in book-entry  form at the Federal  Reserve Bank or, in the case of bearer securities (i.e.,  unregistered  securities which are owned ostensibly by the bearer or holder thereof),  in trust on behalf of the owners thereof.  Counsel to the  underwriters of these  certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such  certificates,  such as a Fund,  most likely will be deemed the beneficial  holder of the underlying  U.S.  Government securities.

         The U.S. Treasury has facilitated  transfers of ownership of zero-coupon  securities by accounting  separately for the beneficial  ownership of particular  interest  coupon and corpus  payments on Treasury  securities  through the Federal
Reserve  book-entry record keeping system.  The Federal Reserve program as established by the Treasury  Department is known as "STRIPS" or "Separate  Trading of Registered  Interest and Principal of Securities."  Under the STRIPS  program,  a Fund
will  be  able  to  have  its  beneficial  ownership  of  zero-coupon   securities  recorded  directly  in  the  book-entry
record-keeping  system in lieu of having to hold  certificates  or other  evidences  of ownership  of the  underlying  U.S.
Treasury securities.

         When U.S.  Treasury  obligations  have been  stripped  of their  unmatured  interest  coupons by the  holder,  the principal  or  corpus is sold at a deep  discount  because  the buyer  receives  only the right to  receive a future  fixed payment  on the  security  and does not  receive  any  rights to  periodic  interest  (cash)  payments.  Once  stripped  or separated,  the corpus and coupons may be sold  separately.  Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities.  The price of when-issued  securities,  which may be expressed in yield terms, is fixed at the time the  commitment  to purchase is made,  but delivery  and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and settlement,  no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward  commitments  involve a risk of loss if the value of the  security  to be  purchased  declines  prior to the  settlement  date,  which risk is in addition to the risk of decline in value of a Fund's other assets.  While  when-issued  securities may be sold prior to the settlement  date, a Fund generally will purchase such securities with the purpose of actually  acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed Securities.  When a Fund owns a mortgage-backed security,  principal and interest payments made on the mortgages in an underlying  mortgage pool are passed through to a Fund.  Unscheduled  prepayments of principal  shorten the securities'  weighted average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an  unscheduled  principal  prepayment is passed  through to a Fund.  This  principal is returned to a Fund at par. As a result,  if a mortgage  security  were trading at a premium,  its total  return would be lowered by  prepayments, and if a mortgage  security were trading at a discount,  its total return would be increased by prepayments.)  The value of these  securities  also may change  because of changes in the market's  perception of the  creditworthiness  of the federal agency that issued them. In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

         Asset-Backed  Securities.  Asset-backed  securities directly or indirectly represent a participation  interest in, or are secured by and payable  from, a stream of payments  generated by  particular  assets such as motor vehicle or credit card  receivables.  Payments of  principal  and  interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter of credit  issued by a financial  institution  unaffiliated  with the entities  issuing the  securities.
Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided fractional ownership interest in an  underlying  pool of assets.  Pass-through  certificates  usually  provide for  payments of  principal  and  interest received to be passed  through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in administering the pool.  Because  pass-through  certificates  represent an ownership interest in the underlying assets, the holders  thereof bear directly the risk of any defaults by the obligors on the underlying  assets not covered by any credit support.  See "Types of Credit Support" below.

         Asset-backed  securities issued in the form of debt instruments,  also known as  collateralized  obligations,  are generally  issued as the debt of a special  purpose  entity  organized  solely for the  purpose of owning  such  assets and issuing such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing such  asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers generally hold no assets other than those  underlying the  asset-backed  securities and any credit support  provided.  As a result,  although payments on such asset-backed  securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows.  While many  asset-backed  securities are issued with only one class of security,  many  asset-backed  securities are issued in more than one class,  each with different  payment terms.  Multiple class  asset-backed  securities  are  issued  for two main  reasons.  First,  multiple  classes  may be used as a method of providing credit support.  This is accomplished  typically  through creation of one or more classes whose right to payments on the  asset-backed  security is made  subordinate  to the right to such payments of the remaining  class or classes.  See
"Types of Credit  Support."  Second,  multiple  classes may permit the issuance of securities with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying assets.  Examples include so-called "strips"  (asset-backed  securities  entitling the holder to  disproportionate  interests with respect to the  allocation of interest and  principal of the assets  backing the  security),  and  securities  with a class or classes having  characteristics  which mimic the  characteristics of non-asset-backed  securities,  such as floating interest rates
(i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                  Asset-backed  securities in which the payment streams on the underlying  assets are allocated in a manner different than those  described  above may be issued in the future.  A Fund may invest in such  asset-backed  securities if such investment is otherwise  consistent with its investment  objectives and policies and with the investment  restrictions of the Fund.

                  Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing the obligations  of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection  against  ultimate default ensures ultimate payment of the obligations  on at least a  portion  of the  assets  in the pool.  Such  protection  may be  provided  through  guarantees, insurance  policies or letters of credit obtained from third parties,  through various means of structuring the transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the  transaction  include  "senior-subordinated  securities"  (multiple  class  asset-backed  securities  with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying  assets  are borne  first by the  holders  of the  subordinated  class) and  asset-backed  securities  that have
"reserve  funds" (where cash or  investments,  sometimes  funded from a portion of the initial  payments on the  underlying assets,  are held in reserve against future losses) or that have been "over  collateralized"  (where the scheduled payments on, or the  principal  amount  of, the  underlying  assets  substantially  exceeds  that  required  to make  payment of the asset-backed  securities  and pay any  servicing or other  fees).  The degree of credit  support  provided on each issue is based generally on historical  information  respecting the level of credit risk associated with such payments.  Delinquency or loss in excess of that  anticipated  could  adversely  affect the return on an investment in an  asset-backed  security.
Additionally,  if a letter of credit is  exhausted,  holders  of  asset-backed  securities  may also  experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  motor vehicle installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").
Since  installment  sales  contracts for motor  vehicles or  installment  loans related  thereto  ("Automobile  Contracts")
typically  have shorter  durations and lower  incidences of prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most  entities  that issue  Automobile  Receivable  Securities  create an  enforceable  interest in their respective  Automobile  Contracts  only by filing a  financing  statement  and by having  the  servicer  of the  Automobile
Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile  Contracts were to sell the same Automobile  Contracts to another party, in violation of its obligation  not to do so, there is a risk that such party could acquire an interest in the  Automobile  Contracts  superior to that of the holders of  Automobile  Receivable  Securities.  Also although most  Automobile  Contracts  grant a security interest in the motor  vehicle  being  financed,  in most states the security  interest in a motor vehicle must be noted on the certificate of title to create an enforceable  security  interest  against  competing  claims of other parties.  Due to the large  number of vehicles  involved,  however,  the  certificate  of title to each  vehicle  financed,  pursuant to the
Automobile  Contracts underlying the Automobile  Receivable  Security,  usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile  Receivable  Securities.  Therefore,  there is the possibility  that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the  securities.  In addition,  various state and federal  securities laws give the motor vehicle owner the right to assert against the holder of the owner's  Automobile  Contract  certain  defenses  such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables from revolving credit card  agreements  ("Credit  Card  Receivable  Securities").  Credit  balances on  revolving  credit card  agreements
("Accounts")  are  generally  paid down more  rapidly than are  Automobile  Contracts.  Most of the Credit Card  Receivable
Securities  issued publicly to date have been Pass-Through  Certificates.  In order to lengthen the maturity of Credit Card
Receivable  Securities,  most such  securities  provide  for a fixed  period  during  which only  interest  payments on the underlying  Accounts are passed through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting the related Credit Card Receivable  Securities of additional  credit card charges  made on an Account.  The initial  fixed period  usually may be  shortened  upon the  occurrence  of specified events which signal a potential  deterioration  in the quality of the assets  backing the security,  such as the imposition of a cap on  interest  rates.  The  ability  of the  issuer  to  extend  the  life of an issue of  Credit  Card  Receivable
Securities thus depends upon the continued  generation of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence  of specified  events.  An  acceleration  in  cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related Credit Card Receivable  Security could shorten the weighted  average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card  holders are  entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such  holder the right to set off  certain  amounts  against  balances  owed on the credit  card, thereby  reducing  amounts  paid on  Accounts.  In  addition,  unlike  most other  asset-backed  securities,  Accounts  are unsecured obligations of the cardholder.

         Warrants.  Warrants  basically are options to purchase equity  securities at a specific price valid for a specific period  of time.  They do not  represent  ownership  of the  securities  but only the  right to buy  them.  Investments  in warrants are speculative in that warrants have no voting rights,  pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  differ from call options in that warrants are issued by the issuer of the  security  which may be  purchased on their  exercise,  whereas  call  options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency  Fluctuations.  Investment in securities  denominated  in foreign  currencies  involves  certain risks.  A change in the value of any such currency  against the U.S.  dollar will result in a  corresponding  change in the
U.S.  dollar  value of a Fund's  assets  denominated  in that  currency.  Such  changes  will also affect a Fund's  income.
Generally,  when a given  currency  appreciates  against the dollar (the dollar  weakens) the value of a Fund's  securities denominated in that currency will rise.  When a given  currency  depreciates  against the dollar (the dollar  strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

                  Investment  and  Repatriation  Restrictions.  Foreign  investment  in the  securities  markets of certain foreign  countries is  restricted  or  controlled in varying  degrees.  These  restrictions  may at times limit or preclude investment  in  certain  of such  countries  and may  increase  the cost and  expenses  of a Fund.  Investments  by foreign investors are subject to a variety of restrictions in many developing  countries.  These  restrictions may take the form of prior  governmental  approval,  limits on the amount or type of securities  held by foreigners,  and limits on the types of companies in which  foreigners  may invest.  Additional  or different  restrictions  may be imposed at any time by these or other  countries  in which a Fund  invests.  In  addition,  the  repatriation  of both  investment  income and capital from several  foreign  countries is restricted and controlled  under certain  regulations,  including in some cases the need for certain government consents.

                  Market  Characteristics.  Foreign  securities  may be purchased in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located,  if that is the best available  market.  Foreign stock markets are generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and a Fund's  securities may be less liquid and more volatile than  securities of comparable U.S.
companies.  Equity  securities  may trade at  price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be sustainable.  Commissions on foreign stock  exchanges,  which may be fixed,  may generally be higher than negotiated  commissions on U.S.  exchanges,  although a Fund will endeavor to achieve the most favorable net results on its portfolio  transactions.  There is generally  less  government  supervision  and  regulation  of foreign  stock  exchanges, brokers and listed  companies  than in the United  States.  Moreover,  settlement  practices  for  transactions  in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

                  Political and Economic  Factors.  Individual  foreign economies of certain countries may differ favorably or unfavorably  from the United States'  economy in such respects as growth of gross national  product,  rate of inflation, capital  reinvestment,  resource  self-sufficiency  and  balance of payments  position.  The  internal  politics of certain foreign  countries  are not as stable  as in the  United  States.  Moreover,  as the  result  of the  prevailing  political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

                  Governments  in certain  foreign  countries  continue to  participate  to a significant  degree,  through ownership  interest or regulation,  in their respective  economies.  Action by these  governments  could have a significant effect on market  prices of  securities  and payment of  dividends.  The  economies of many foreign  countries  are heavily dependent upon  international  trade and are accordingly  affected by protective trade barriers and economic  conditions of their  trading  partners.  The  enactment  by these  trading  partners  of  protectionist  trade  legislation  could have a significant adverse effect upon the securities markets of such countries.

                  Information  and  Supervision.  There is generally  less  publicly  available  information  about foreign companies  comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also  generally  not  subject  to uniform  accounting,  auditing  and  financial  reporting  standards,  practices  and requirements comparable to those applicable to U.S. companies.

                  Taxes.  The dividends and interest  payable on certain of a Fund's  foreign  securities may be subject to foreign  withholding  taxes, thus reducing the net amount of income available for distribution to the Fund's  shareholders.
A shareholder  otherwise subject to U.S. federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her  proportionate  share of such foreign taxes paid by the Fund.

                  Costs.  Investors  should  understand  that the expense  ratio of a Fund  investing  primarily in foreign securities  can be expected to be higher than  investment  companies  investing  in domestic  securities  since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange  control  regulations,  expropriation  or  confiscatory  taxation, limitations  on the  removal  of  funds  or  other  assets  of a Fund,  political  or  social  instability,  or  diplomatic developments which could affect investments by U.S. persons in those countries.

                  Eastern  Europe.  Changes  occurring in Eastern  Europe and Russia today could have  long-term  potential consequences.  As restrictions fall, this could result in rising standards of living,  lower manufacturing  costs,  growing consumer spending,  and substantial economic growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative  at this time.  Political and economic  reforms are too recent to establish a definite  trend away from centrally-planned  economies and state owned  industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for securities.  Such countries may also have government  exchange controls,  currencies with no  recognizable  market value  relative to the  established  currencies  of western  market  economies,  little or no experience in trading in securities,  no financial reporting standards,  a lack of a banking and securities  infrastructure to handle such trading,  and a legal  tradition which does not recognize  rights in private  property.  In addition,  these countries may have national  policies which restrict  investments in companies deemed  sensitive to the country's  national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of a Fund's assets  invested in such countries and these  authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin  America.  The political  history of certain Latin  American  countries has been  characterized  by political  uncertainty,  intervention  by the military in civilian and economic  spheres,  and political  corruption.  Such developments,  if they were to reoccur,  could reverse  favorable trends toward market and economic  reform,  privatization and removal of trade barriers and result in significant  disruption in securities  markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme  measures by governments to keep inflation in check and a generally  debilitating  effect on economic growth.  Although  inflation in many countries has lessened,  there is no  guarantee  it will  remain at lower  levels.  In  addition,  of  developing  countries,  a number of Latin  American countries are also among the largest debtors.  There have been moratoria on, and  reschedulings  of, repayment with respect to these debts.  Such events can restrict the flexibility of these debtor nations in the  international  markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American  countries may have managed  currencies which are maintained at artificial  levels to the U.S.  dollar  rather  than at levels  determined  by the  market.  This type of system  can lead to sudden and large adjustments  in the currency  which,  in turn,  can have a disruptive  and negative  effect on foreign  investors.  Certain
Latin American  countries also may restrict the free  conversion of their currency into foreign  currencies,  including the
U.S.  dollar.  There is no  significant  foreign  exchange  market for certain  currencies  and it would,  as a result,  be difficult for a Fund to engage in foreign  currency  transactions  designed to protect the value of the Fund's interests in securities denominated in such currencies.

Securities Lending:

         The Company has made  arrangements for the Funds to lend securities.  While a Fund may earn additional income from lending  securities,  such activity is incidental to the investment  objective of the Fund. In addition to the compensation payable by borrowers  under  securities  loans,  a Fund would also earn income from the  investment of cash  collateral for such  loans.  Any  cash  collateral  received  by a Fund in  connection  with  such  loans  normally  will be  invested  in high-quality  money market  securities.  However,  any losses  resulting  from the investment of cash  collateral  would be borne by the lending Fund.  There is no assurance that  collateral for loaned  securities will be sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned securities and not received by a Fund or to pay all expenses  incurred by a Fund in arranging  the loans or in exercising  rights in the  collateral in the event that loaned securities are not returned.

                                            ADDITIONAL PERFORMANCE INFORMATION

         From time to time,  a Fund's  yield and total  return may be  included in  advertisements,  sales  literature,  or shareholder  reports.  In addition,  the Company may advertise the effective  yield of the ASAF JPM Money Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance with  regulations  prescribed by the SEC, the Company is required to compute the Money Market Fund's current  annualized  yield  for a  seven-day  period in  accordance  with a  specified  formula,  which  does not take into consideration  any realized or unrealized  gains or losses on its portfolio  securities.  This current  annualized yield is computed by  determining  the net change  (exclusive of realized  gains and losses on the sale of securities and unrealized appreciation  and  depreciation)  in the value of a hypothetical  account having a balance of one share of the Money Market
Fund at the beginning of such  seven-day  period,  dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Company to disclose the effective  yield of the Money Market Fund for the same  seven-day period,  which is the Fund's yield  determined on a compounded  basis. The effective yield is calculated by compounding the unannualized  base period return by adding one to the base period  return,  raising the sum to a power equal to 365 divided by 7, and  subtracting  one from the result.  The  effective  yield will be slightly  higher than the yield  because of the compounding effect of this assumed reinvestment.

         The yield on amounts held in the Money Market Fund  normally  will  fluctuate  on a daily  basis.  Therefore,  the disclosed  yield for any given past period is not an  indication  or  representation  of future  yields or rates of return.
The Money Market  Fund's  actual yield is affected by changes in interest  rates on money  market  securities,  the average portfolio  maturity  of the  corresponding  Portfolio  in which the Money  Market  Fund  invests,  the types and quality of portfolio securities held by such Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and effective yield  calculations for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended April 30, 2000:

                                                     Class A      Class B      Class C      Class X

                         Current Yield               4.16%        3.66%        3.66%        3.66%
                        Effective Yield              4.24%        3.72%        3.73%        3.73%

ALL OTHER FUNDS:

         Standardized  Average  Annual  Total  Return  Quotations.  "Total  return" is one of the primary  methods  used to measure  performance  and represents the percentage  change in value of a class of a Fund, or of a hypothetical  investment in a class of a Fund,  over any period up to the lifetime of the class.  Average  annual total return  quotations for Class
A, B, C and X  shares  are  computed  by  finding  the  average  annual  compounded  rates of  return  that  would  cause a hypothetical  investment  made on the  first  day of a  designated  period to equal  the  ending  redeemable  value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                           P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation  above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial  $1,000  payment,  and that all dividends and  distributions  made by a Fund are  reinvested at net asset value
("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return  percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period  and/or by the  average  annual  compounded  total  return for the  period.  The income and capital  components  of a given return may be separated  and  portrayed in a variety of ways in order to  illustrate  their relative  significance.  Performance  may also be portrayed in terms of cash or  investment  values,  without  percentages.
Past  performance  cannot  guarantee  any  particular  future  result.  In  determining  the average  annual  total  return
(calculated  as provided  above),  recurring  fees,  if any,  that are charged to all  shareholder  accounts are taken into consideration.  For any account  fees that vary with the size of the  account,  the  account  fee used for  purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition,  with respect to the Class X shares, a standardized  return will reflect the impact of the 2.5% bonus shares.  The impact of the bonus  shares on total return is  particularly  pronounced  for shorter  periods for which total return is  measured,  such as one and three  years.  You should take this into  consideration  in any  comparison  of total return  between  the Funds and other  mutual  funds.  For a  discussion  of the  Class X bonus  shares,  see the  Company's
Prospectus under "How to Buy Shares."

         The total  return of each  class of shares of each Fund that had  commenced  operations  prior to April 30,  2000, other than the JPM Money Market Fund, computed as of April 30, 2000, is shown below:

                                                                       Total Return
                                                                       -------------

                                                             Class A        Class B       Class C      Class X
ASAF Founders International Small Capitalization Fund1
     One Year                                                  53.15%      55.61%         60.23%       59.71%
     Since Inception                                           25.21%      26.35%         27.16%       27.49%
ASAF AIM International Equity Fund4
     Since Inception                                           -3.02%      -3.20%         1.70%        -0.63%
ASAF Janus Overseas Growth Fund2
     One Year                                                  60.31%      63.18%         68.37%       67.55%
     Since Inception                                           32.48%      34.04%         35.31%       35.50%
ASAF American Century International Growth Fund1*
     One Year                                                  12.27%      12.41%         17.35%       15.34%
     Since Inception                                           7.23%       7.76%          8.93%        8.83%
ASAF Janus Small-Cap Growth Fund1**
     One Year                                                  43.90%      46.07%         50.98%       49.78%
     Since Inception                                           24.98%      26.09%         27.10%       27.30%
ASAF Kemper Small-Cap Growth Fund5
     Since Inception                                           -21.68%     -22.07%        -17.93%      -19.91%
ASAF T. Rowe Price Small Company Value Fund1
     One Year                                                  3.37%       3.24%          8.25%        5.98%
     Since Inception                                           -2.15%      -1.92%         -0.54%       -1.04%
ASAF Neuberger Berman Mid-Cap Growth Fund3
     One Year                                                  52.55%      55.39%         60.42%       59.29%
     Since Inception                                           59.99%      62.83%         65.00%       65.18%
ASAF Neuberger Berman Mid-Cap Value Fund3
     One Year                                                  -0.59%      -1.01%         4.08%        1.54%
     Since Inception                                           11.80%      12.52%         15.26%       14.13%
ASAF Alliance Growth Fund2***
     One Year                                                  37.82%      39.42%         44.40%       43.08%
     Since Inception                                           26.06%      27.58%         28.63%       28.85%
ASAF Marsico Growth Fund3
      One Year                                                 17.45%      17.93%         22.88%       20.99%
     Since Inception                                           31.86%      33.47%         35.77%       35.34%
ASAF Janus Capital Growth Fund1
     One Year                                                  18.53%      19.18%         24.23%       22.33%
     Since Inception                                           33.24%      34.68%         35.45%       35.98%
ASAF Sanford Bernstein Managed Index 500 Fund4
     Since Inception                                           -1.04%      -1.10%         3.90%        1.52%
ASAF  Alliance Growth and Income Fund2****
     One Year                                                  -1.98%      -2.47%         2.54%        -0.04%
     Since Inception                                           9.18%       10.08%         11.50%       11.17%
ASAF MFS Growth with Income Fund4
     Since Inception                                           -2.36%      -2.60%         2.20%        -0.02%
ASAF INVESCO Equity Income Fund1
     One Year                                                  -0.19%      -0.53%         4.40%        2.11%
     Since Inception                                           12.27%      13.05%         14.18%       14.07%
ASAF American Century Strategic Balanced Fund1
     One Year                                                  1.38%       1.04%          6.04%        3.80%
     Since Inception                                           9.90%       10.46%         11.67%       11.49%
ASAF Federated High Yield Bond Fund1
     One Year                                                  -9.97%      -11.56%        -7.36%       -9.23%
     Since Inception                                           0.61%       0.51%          1.67%        1.42%
ASAF PIMCO Total Return Bond Fund1
     One Year                                                  -2.98%      -4.91%         -0.11%       -2.37%
     Since Inception                                           2.86%       2.55%          3.92%        3.52%

1. Commenced operations July 28, 1997.
2. Commenced operations January 2, 1998.
3. Commenced operations August 19, 1998.
4. Commenced operations November 1, 1999.
5. Commenced operations March 1, 2000.
*  Prior to May 1, 2000,  Rowe  Price-Fleming  International,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects that of the Fund for periods  during which the Fund was  sub-advised  by the prior Sub-advisor.
**  Prior to  January  1,  1999,  Founders  Asset  Management  LLC  served  as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
*** Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P.  served as Sub-advisor to the
Fund.  From  December  31,  1998 to April  30,  2000,  OppenheimerFunds,  Inc.  served  as  Sub-advisor  to the  Fund.  The performance  information  provided  in the above chart  reflects  that of the Fund for  periods  during  which the Fund was sub-advised by the prior Sub-advisors.
**** Prior to May 1, 2000, Lord,  Abbett & Co. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized  Yield  Quotations.  The yield of a class of Fund  shares is  computed  by  dividing  the class's net investment  income per share during a base period of 30 days, or one month, by the maximum  offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average  daily number of shares of the subject  class  outstanding  during the period that
were                                entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net investment  income will be determined in accordance with rules  established by the SEC. The price per share of
Class A shares,  other than shares of the ASAF JPM Money Market  Fund,  will  include the maximum  sales charge  imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF  Federated  High Yield Fund and ASAF PIMCO  Total  Return Bond Fund
for the 30 day period ended April 30, 2000 is shown below:

                                                            Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund            10.38%       10.34%       10.36%       10.35%
              ASAF PIMCO Total Return Bond Fund                5.57%        5.31%        5.32%        5.31%

         Non-Standardized  Performance.  In order to more  completely  represent a Fund's  performance  or more  accurately compare  such  performance  to other  measures  of  investment  return,  a Fund also may include in  advertisements,  sales literature and  shareholder  reports other total return  performance  data  ("Non-Standardized  Return").  Non-Standardized
Return may be quoted for the same or different  periods as those for which  standardized  return is quoted;  it may consist of an  aggregate or average  annual  percentage  rate of return,  actual  year-by-year  rates or any  combination  thereof.
Non-Standardized  Return may or may not take sales charges into account;  performance  data  calculated  without taking the effect of sales  charges into  account  will be higher than data  including  the effect of such  charges.  Non-standardized performance  will be  advertised  only if the standard  performance  data for the same period,  as well as for the required periods, is also presented.

         Each Fund may also publish its distribution  rate and/or its effective  distribution  rate. A Fund's  distribution rate is computed by dividing the most recent monthly  distribution  per share  annualized,  by the current NAV per share. A
Fund's effective  distribution  rate is computed by dividing the distribution  rate by the ratio used to annualize the most recent  monthly  distribution  and  reinvesting  the  resulting  amount  for a full  year on the basis of such  ratio.  The effective  distribution  rate will be higher than the  distribution  rate because of the compounding  effect of the assumed reinvestment.  Unlike a Fund's  yield,  which is computed from the yields to maturity of all debt  obligations  held by the
Fund, the  distribution  rate is based on a Fund's last monthly  distribution.  A Fund's monthly  distribution  tends to be relatively  stable and may be more or less than the amount of net investment  income and  short-term  capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality,  the average portfolio maturity and the average portfolio duration.

         Comparative  Information.  From time to time in advertisements or sales material,  the Fund's performance  ratings or other  information as published by recognized  mutual fund  statistical or rating  services,  such as Lipper  Analytical
Services,  Inc. or Morningstar,  or by publications of general  interest,  such as Forbes or Money,  may be discussed.  The
                                                                                   ------    -----
performance  of the Funds may also be compared to that of other selected  mutual funds,  mutual fund averages or recognized stock  market  indicators.  Such  performance  ratings  or  comparisons  may be made  with  funds  that may have  different investment  restrictions,  objectives,  policies or techniques than the Funds and such other funds or market indicators may be comprised of securities  that differ  significantly  from the Funds'  investments.  Descriptions  of some of the indices which may be used are listed below:

         o    The Standard & Poor's 500 Composite Stock Price Index is a well-diversified  list of 500 large capitalization companies representing the U.S. Stock Market.

         o    The Standard and Poor's  Small Cap 600 index is designed to represent  price  movements in the small cap U.S.
equity  market.  It  contains  companies  chosen  by the  Standard  & Poor's  Index  Committee  for  their  size,  industry characteristics,  and  liquidity.  None of the  companies  in the S&P 600  overlap  with the S&P 500 or the S&P 400 (MidCap
Index).  The S&P 600 is weighted by market capitalization.

         o    The NASDAQ  Composite OTC Price Index is a market  value-weighted  and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman  Government  Bond Index is a measure of the  market  value of all public  obligations  of the U.S.
Treasury;  all publicly  issued debt of all agencies of the U.S.  Government and all  quasi-federal  corporations;  and all corporate debt guaranteed by the U.S.  Government.  Mortgage backed  securities,  bonds and foreign targeted issues are not included in the Lehman Government Index.

         o    The Lehman  Government/Corporate  Bond Index is a measure of the market  value of  approximately  5,300 bonds with a face value  currently  in excess of $1.3  trillion.  To be included  in the Lehman  Government/Corporate  Index,  an issue must have amounts  outstanding in excess of $1 million,  have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o    The  Russell  2000 Index  represents  the bottom two thirds of the largest  3000  publicly  traded  companies domiciled  in the U.S.  Russell uses total  market  capitalization  to  determine  the  companies  that are included in the
Index.  Only common stocks are included in the Index.

         o    The Russell 2500 Index is a market  value-weighted,  unmanaged  index showing  total return (i.e.,  principal changes with income) in the aggregate  market value of 2,500 stocks of publicly  traded  companies  domiciled in the United
States.  The Index includes  stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley Capital  International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe,  Australia,  New Zealand and the Far East. The EAFE Index is
typically  shown  weighted  by the market  capitalization.  However,  EAFE is also  available  weighted  by Gross  Domestic
Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The  Lehman  Brothers  High  Yield BB Index is a measure of the market  value of public  debt  issues  with a minimum par value of $100 million and rated  Ba1-Ba3 by Moody's.  All bonds within the index are U.S.  dollar  denominated, non-convertible and have at least one year remaining to maturity.

In addition,  the total return or yield of the Funds may be compared to the yield on U.S.  Treasury  obligations and to the percentage change in the Consumer Price Index.

         Each Fund's investment  performance may be advertised in various financial  publications,  newspapers,  magazines, including:  Across the Board,  Advertising Age, Adviser's  Magazine,  Adweek,  Agent,  American Banker,  American Agent and
Broker, Associated Press, Barron's, Best's Review,  Bloomberg,  Broker World, Business Daily, Business Insurance,  Business
Marketing,  Business  Month,  Business News Features,  Business Week,  Business Wire,  California  Broker,  Changing Times,
Consumer  Reports,  Consumer Digest,  Crain's,  Dow Jones News Service,  Economist,  Entrepreneur,  Entrepreneurial  Woman,
Financial Planning,  Financial Services Week, Financial Times,  Financial World, Forbes,  Fortune,  Hartford Courant, Inc.,
Independent  Business,   Institutional  Investor,  Insurance  Forum,  Insurance  Advocate  Independent,   Insurance  Review
Investor's,  Insurance  Times,  Insurance  Week,  Insurance  Product News,  Insurance  Sales,  Investment  Dealers  Digest,
Investment  Advisor,  Journal  of  Commerce,  Journal  of  Accountancy,  Journal  of the  American  Society  of CLU & ChFC,
Kiplinger's  Personal  Finance,  Knight-Ridder,  Life  Association  News,  Life  Insurance  Selling,  Life  Times,  LIMRA's
MarketFacts,  Lipper Analytical  Services,  Inc.,  MarketFacts,  Medical  Economics,  Money,  Morningstar,  Inc.,  Nation's
Business,  National Underwriter,  New Choices, New England Business, New York Times, Pension World, Pensions & Investments,
Professional  Insurance Agents,  Professional Agent,  Registered  Representative,  Reuter's,  Rough Notes, Round the Table,
Service,  Success, The Standard, The Boston Globe, The Washington Post,  Tillinghast,  Time, U.S. News & World Report, U.S.
Banker,  United Press International,  USA Today, Value Line, The Wall Street Journal,  Wiesenberger  Investment and Working
Woman.

         From time to time the  Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                 MANAGEMENT OF THE COMPANY

         The following table sets forth information  concerning the officers and Directors of the Company,  including their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)               Position Held with the Company:(2)            Principal Occupation:(3)`
---------------------                   ------------------------------                --------------------

John Birch (50)                         Vice President                                Senior Vice President and Chief
                                                                                      Operating Officer:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated
                                                                                      December 1997 to present

                                                                                      Executive Vice President and
                                                                                      Chief Operating Officer:
                                                                                      International Fund Administration
                                                                                      Bermuda
                                                                                      August 1996 to October 1997

                                                                                      Senior Vice President and
                                                                                      Chief Administrative Officer:
                                                                                      Gabelli Funds, Inc.
                                                                                      Rye, New York
                                                                                      March 1995 to August 1996

Gordon C. Boronow (47)                  Vice President                                President & Chief Operating Officer:
                                                                                      American Skandia Life Assurance
                                                                                      Corporation

Jan R. Carendi (55)*                    President, Principal Executive Officer        Deputy Chief Executive Officer:
                                        and Director                                  Skandia Insurance Company Ltd.

David E. A. Carson (66)                 Director                                      Director
People's Bank                                                                         People's Bank (January 2000 - present)
850 Main Street
Bridgeport, CT 06604                                                                  Chairman
                                                                                      People's Bank (January 1999-December
                                                                                      1999)

                                                                                      Chairman & Chief Executive Officer:
                                                                                      People's Bank (January 1998 to December
                                                                                      1998)

                                                                                      President, Chairman & Chief Executive
                                                                                      Officer:
                                                                                      People's Bank (1983 to January 1998)

Richard G. Davy, Jr. (52)               Treasurer and Chief Financial and             Vice President, Operations:
                                        Accounting Officer                            American Skandia Investment Services,
                                                                                      Incorporated (January 1997 to present)

                                                                                      Controller:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated (September 1994 to January
                                                                                      1997)

Eric C. Freed (37)                      Secretary                                     Senior Counsel, Securities and
                                                                                      Securities Counsel:
                                                                                      American Skandia, Incorporated
                                                                                      (December 1996 to present)

                                                                                      Attorney, Senior Attorney and Special
                                                                                      Counsel:
                                                                                      U.S. Securities and Exchange Commission
                                                                                      (March 1991 to November 1996)

Julian A. Lerner (75)                   Director                                      Semi-retired since 1995; Senior Vice
12850 Spurling Road                                                                   President & Portfolio Manager of AIM
Suite 208                                                                             Charter Fund and AIM Summit Fund from
Dallas, TX 75230                                                                      1986 to 1995

Thomas M. Mazzaferro(47)*               Director                                     Executive Vice President and
                                                                                     Chief Financial Officer
                                                                                      American Skandia Life Assurance
                                                                                      Corporation
                                                                                      April 1988 to present

Thomas M. O'Brien (49)                  Director                                      President & Chief Executive Officer
North Fork Bank                                                                       Atlantic Bank (May 2000 to present)
275 Broad Hollow Road
Melville, NY 11747                                                                    Vice Chairman:
                                                                                      North Fork Bank (January 1997 to April
                                                                                      2000)

                                                                                      President & Chief Executive Officer:
                                                                                      North Side Savings Bank (December 1984
                                                                                      to December 1996)

F. Don Schwartz (65)                    Director                                      Management Consultant
6 Sugan Close Drive                                                                   (April 1985 to present)
New Hope, PA 18938

*  Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Unless  otherwise  indicated,  the address of each officer and director listed above is One Corporate  Drive,  Shelton,
Connecticut 06484.

(2) All of the  officers  and  Directors  of the Company  listed  above serve in similar  capacities  for the Trust  and/or
American Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless  otherwise  indicated,  each officer and director  listed above has held his principal  occupation  for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and Directors of the
Company hold the  following  positions  with  American  Skandia Life  Assurance  Corporation  ("ASLAC"),  American  Skandia
Investment  Services,   Incorporated  ("ASISI"),  American  Skandia  Marketing,   Incorporated  ("ASM"),  American  Skandia
Information  Services and Technology  Corporation  ("ASIST") or American Skandia,  Incorporated  ("ASI"):  Mr. Boronow also serves as Executive Vice President,  Chief  Operating  Officer and a Director of ASI, and a Director of ASLAC,  ASISI,  ASM
and ASIST;  Mr.  Carendi  also serves as  Chairman  and a Director of ASI,  and Chief  Executive  Officer and a Director of
ASLAC, ASISI and ASIST and a Director of ASM; Mssrs. Birch, Davy and also serve as Directors of ASISI.

         The Company's Articles of Incorporation provides that the Directors,  officers and employees of the Company may be indemnified by the Company to the fullest extent  permitted by federal and state law,  including  Maryland law. Neither the
Articles of  Incorporation  nor the By-laws of the Company  authorize  the  Company to  indemnify  any  director or officer against any  liability to which he or she would  otherwise be subject by reason of or for willful  misfeasance,  bad faith, gross negligence or reckless disregard of such person's duties.

         Under the  Maryland  General  Corporation  Law, a Director of the Company  who is held liable for  assenting  to a distribution  made in  violation  of the  Company's  Articles  of  Incorporation  is  entitled  to  contribution  from each shareholder  of the Company for the amount the  shareholder  accepted  knowing the  distribution  was made in  violation of those  provisions.  Absent such knowledge,  a shareholder  will not be obligated to the Company or its creditors in respect of shares held in the Company  except to the extent of any unpaid portion of the  subscription  price or purchase price for such shares.

         The  officers  and  Directors  of the  Company  who  are  affiliates  of the  Investment  Manager  do not  receive compensation  directly from the Company for serving in the  capacities  described  above.  Those  officers and Directors of the Company,  however, who are affiliated with the Investment Manager may receive remuneration  indirectly from the Company for services  provided in their respective  capacities with the Investment  Manager.  Each of the other Directors  receives for  his  service  on the  Board  of  Directors  an  annual  and  "per-meeting"  fee,  plus  reimbursement  for  reasonable out-of-pocket  expenses  incurred  in  connection  with  attendance  at Board  meetings.  The  following  table  sets forth information  concerning  the  compensation  paid by the Company to the Directors in the fiscal year ended October 31, 1999.
Neither  the Company nor any  investment  company in the Fund  Complex  offers any  pension or  retirement  benefits to its directors or trustees.

                                             Aggregate Compensation                       Total Compensation from the
Name of Director:                              from the Company:                         Company and Fund Complex:(1)
----------------                               ----------------                          ------------------------

Jan R. Carendi                                        $ 0                                             $ 0

David E.A. Carson                                   $21,900                                         $78,000

Julian A. Lerner                                    $24,100                                         $81,300

Thomas M. Mazzaferro                                  $ 0                                             $ 0

Thomas M. O'Brien                                  $24,100(2)                                     $81,300(2)

F. Don Schwartz                                     $24,100                                         $81,300

(1) As of the date of this SAI, the "Fund Complex"  consisted of the Company,  the Trust and American  Skandia  Trust.  The
amount indicated is the  compensation  paid to the Directors by the Fund Complex for the twelve month period ending October
31, 1999.

(2) Mr.  O'Brien  deferred a portion of this  compensation  from the  Company  valued as of October  31, 1999 at $3,952 and from the Fund Complex valued as of October 31, 1999 at $12,969.

As of August 1, 2000,  the Directors and officers of the Company  owned,  in the  aggregate,  less than 1% of each class of the Company's shares.

Codes of Ethics.  The Company,  the Trust,  the Investment  Manager and the Distributor  have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments in securities,  including  securities that may be purchased or held by the Funds and Portfolios, by such personnel.

                               ADDITIONAL INFORMATION ON THE "MASTER FEEDER" FUND STRUCTURE

         As previously  discussed,  certain  Funds of the Company are  organized  under a "master  feeder"  structure.  The
Trust's  Agreement and Declaration of Trust provides that the Feeder Funds and any other entities  permitted to invest in a
Portfolio of the Trust (e.g.,  other U.S. and foreign  investment  companies,  and common and commingled  trust funds) will each be liable for all  obligations  of each such  Portfolio in the event that the Trust fails to satisfy such  liabilities and  obligations.  However,  the risk of an investor in a Portfolio  (including a Feeder  Fund)  incurring  financial  loss beyond the amount of its  investment on account of such  liability is limited to  circumstances  in which the Portfolio had inadequate  insurance  and was unable to meet its  obligations  out of its assets.  Accordingly,  the Trustees of the Trust believe that neither a Feeder Fund nor its  shareholders  will be adversely  affected by reason of the Fund  investing in a corresponding Portfolio of the Trust.

         The Directors of the Company and the Trustees of the Trust have  oversight  responsibility  for the  operations of each Fund and  Portfolio,  respectively.  As of the date of this  Prospectus,  each of the  Directors  of the Company  also serves as a Trustee of the Trust.  The  Directors  of the  Company and the  Trustees of the Trust,  including a majority of the  Directors  and  Trustees  who are not  "interested  persons" (as defined in the 1940 Act) of the Company or the Trust, respectively,  have adopted  written  procedures  designed to identify and  reasonably  address any potential  conflicts of interest  which might arise as a result of an "overlap" of Directors and Trustees,  including,  if necessary,  the creation of a separate board of trustees of the Trust.

                                       INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia Investment Services,  Incorporated ("ASISI," as previously defined) acts as investment manager to each Non-Feeder Fund and Portfolio pursuant to separate  investment  management  agreements with the Company and the Trust, respectively  (the  "Management  Agreements").  Unlike the  Non-Feeder  Funds,  each of the Feeder Funds invests all of its respective investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI, a Connecticut  corporation  organized in 1991, is registered as an investment adviser with the SEC and is a wholly-owned  subsidiary  of American  Skandia,  Incorporated,  whose  indirect  parent is Skandia  Insurance  Company Ltd.
("Skandia").  Skandia is a Swedish  company that owns,  directly or  indirectly,  a number of  insurance  companies in many countries.  The predecessor to Skandia  commenced  operations in 1855. In addition to serving as investment  manager to the
Company and the Trust, ASISI currently serves as the investment  manager to American Skandia Trust, an open-end  management investment  company whose shares are made available to life insurance  companies  writing  variable  annuity  contracts and variable life insurance  policies.  Shares of American Skandia Trust also may be offered directly to qualified  pension and retirement  plans.  For a list of those officers and Directors of the Company who also serve in similar  capacities for the
Investment Manager, see this SAI under "Management of the Company."

         The Management  Agreements  provide,  in substance,  that the Investment Manager will furnish each Non-Feeder Fund and Portfolio with investment advice and investment  management and  administrative  services subject to the supervision of the Directors of the Company or the Trustees of the Trust,  where applicable,  and in conformity with the stated investment objective,  policies and  limitations  of the applicable  Fund or Portfolio.  The  Investment  Manager is  responsible  for providing,  at its expense,  such personnel as is required by each  Non-Feeder  Fund or Portfolio for the proper conduct of its affairs  and may engage a  sub-advisor  to conduct  the  investment  program of the Fund or  Portfolio  pursuant to the
Investment  Manager's  obligations under the Management  Agreements.  The Investment Manager,  not the Funds or Portfolios,
is responsible for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management  Agreements  provide further that neither the Investment  Manager nor its personnel shall be liable for any act or omission in the course of, or connected with,  rendering  services under the  agreements,  or for any losses that may be sustained in the  purchase,  holding or sale of any security on behalf of the Funds or  Portfolios,  except for willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its or their duties or by reason of reckless disregard  of its or their  obligations  and  duties  under the  agreements.  The  Management  Agreements  also  permit the
Investment Manager to render services to others.

         Under the terms of the  Management  Agreements,  each  Non-Feeder  Fund and  Portfolio  has agreed to pay ASISI an investment  management  fee,  which is accrued daily and paid monthly,  equal on an annual basis to a stated  percentage of the respective Fund or Portfolio's  average daily NAV. The Investment  Manager,  not any Fund or Portfolio,  is responsible for the payment of the  sub-advisory  fees to the  Sub-advisors.  For a discussion  of the fees  payable to the  Investment
Manager and the Sub-advisors,  as well as any applicable  voluntary fee waiver  arrangements,  see the Company's Prospectus under "Expense Information" and "Management of the Funds."

         Investment  Management  Fees.  ASISI  receives  a monthly  fee from each  Non-Feeder  Fund and  Portfolio  for the performance of its services.  ASISI pays each  Sub-advisor a portion of such fee for the  performance  of the  sub-advisory services at no additional cost to any Fund or Portfolio.  Each Non-Feeder  Fund and Portfolio's  investment  management fee is accrued  daily for the  purposes of  determining  the  offering  and  redemption  price of the Fund's  shares.  The fees payable to ASISI,  based on a stated  percentage of the  Non-Feeder  Fund or Portfolio's  average daily net assets,  are as follows:

Fund/Portfolio:                                                                         Annual Rate:
--------------                                                                          -----------

ASAF Founders International Small Capitalization Fund:                   1.10% of the first $100  million;  plus 1.00
                                                                         % of the amount over $100 million

ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.10%

ASMT American Century International Growth Portfolio:                                        1.00%

ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF Kemper Small-Cap Growth Fund:                                                           0.95%

ASAF T. Rowe Price Small Company Value Fund:                                                 1.00%

ASAF Janus Mid-Cap Growth Fund:                                                              1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF Rydex OTX Fund:                                                                         0.85%

ASAF Alliance Growth Fund:                                                       .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%

         Investment  Management  Fee Waivers.  The Investment  Manager may from time to time agree to voluntarily  waive or reduce its fees,  while  retaining  their ability to be reimbursed for such fees prior to the end of each fiscal year. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

         The Investment  Manager has voluntarily  agreed to waive portions of its investment  management fees equal to .10%
of the average  daily net assets of the ASAF Janus  Overseas  Growth  Fund and .20% of the average  daily net assets of the
ASAF Alliance Growth and Income Fund.

         The investment  management  fees paid for each Fund and Portfolio that had commenced  operations  prior to October
31, 1999,  for the fiscal  period from  commencement  of  operations  until October 31, 1997 and for the fiscal years ended
October 31, 1998 and October 31, 1999, were as follows:

                                                                Period ended            Year ended             Year ended
                                                                -------------           -----------            ----------
Name of Fund                                                   October 31, 1997      October 31, 1998       October 31, 1999
------------                                                   ----------------      ----------------       ----------------

ASAF Founders International Small Capitalization Fund                 $520                  $34,725                $103,320

ASAF Janus Overseas Growth Fund                                       $0                    $146,239               $1,437,199

ASMT American Century International Growth Portfolio                  $4,658                $94,058                $232,476

ASAF Janus Small-Cap Growth  Fund                                     $577                  $46,399                $562,158

ASAF T. Rowe Price Small Company Value Fund                           $1,530                $210,032               $554,991

ASAF Neuberger Berman Mid-Cap Growth Fund                             $0                    $1,920                 $227,545

ASAF Neuberger Berman Mid-Cap Value Fund                              $0                    $2,770                 $187,273

ASAF Alliance Growth Fund                                             $0                    $89,166                $368,003

ASAF Marsico Capital Growth Fund                                      $0                    $43,773                $2,818,406

ASMT Janus Capital Growth Portfolio                                   $10,500               $578,304               $6,824,885

ASAF Alliance Growth and Income Fund                                  $0                    $114,324               $808,859

ASMT INVESCO Equity Income Portfolio                                  $4,791                $244,316               $990,476

ASAF American Century Strategic Balanced Fund                         $1,513                $81,420                $642,319

ASAF Federated High Yield Bond Fund                                   $1,022                $148,821               $627,368

ASMT PIMCO Total Return Bond Portfolio                                $4,456                $151,673               $762,481

ASMT JPM Money Market Portfolio                                       $1,134                $83,674                $495,966

         Fees for the Portfolios are based upon the total assets of each  Portfolio,  which include assets other than those of the Feeder Funds.  The  Portfolios  commenced  operations  in June 1997,  while the ASAF  Founders  International  Small
Capitalization  Fund, ASAF Janus Small-Cap  Growth Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century
Strategic  Balanced Fund,  and ASAF  Federated  High Yield Bond Fund commenced  operations on July 28, 1997. The ASAF Janus
Overseas Growth Fund,  ASAF Alliance Growth Fund, and ASAF Alliance Growth and Income Fund commenced  operations on January
2, 1998.  The ASAF  Neuberger  Berman  Mid-Cap  Growth Fund,  ASAF  Neuberger  Berman  Mid-Cap Value Fund, and ASAF Marsico
Capital  Growth  Fund  commenced  operations  on August 19,  1998.  The ASAF AIM  International  Equity  Fund,  ASAF Kemper
Small-Cap  Growth Fund,  ASAF Janus Mid-Cap Growth Fund,  Alger All-Cap Growth Fund,  ASAF Gabelli All-Cap Value Fund, ASAF
INVESCO  Technology  Fund,  ASAF Rydex Managed OTC Fund,  ASAF Sanford  Bernstein  Managed Index 500 Fund, and ASAF MFS Growth with
Income  Fund had not  commenced  operations  prior to  November  1, 1999;  therefore,  no fees were paid during the periods presented  in the above table.  As  discussed  in this SAI under "Fund  Expenses"  and in the  Company's  Prospectus  under
"Expense  Information," the Investment  Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels.  During the fiscal period,  the amounts of these  reimbursements exceeded the investment management fees included in the above table.

         Each Management  Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees,  where applicable,  who are not parties to the agreement or interested persons of any such party,  cast in person at a meeting  specifically  called for the  purpose of voting on such  approval.
Each  Management  Agreement  may be  terminated  without  penalty on 60 days'  written  notice by vote of a majority of the
Directors or Trustees,  where applicable,  or by the Investment Manager, or by holders of a majority of the applicable Fund or Portfolio's  outstanding  shares,  and will  automatically  terminate in the event of its  "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         ASISI currently engages the following  Sub-advisors to conduct the investment programs of each Non-Feeder Fund and
Portfolio pursuant to separate  sub-advisory  agreements with the Investment Manager (the "Sub-Advisory  Agreements"):  (a)
Founders  Asset  Management  LLC  for  the  ASAF  Founders  International  Small  Capitalization  Fund;  (b) A I M  Capital
Management,  Inc. for the ASAF AIM  International  Equity Fund; (c) Janus Capital  Corporation  for the ASAF Janus Overseas
Growth Fund,  the ASMT Janus Capital  Growth  Portfolio,  the ASAF Janus  Small-Cap  Growth Fund and the ASAF Janus Mid-Cap
Growth Fund; (d) American Century Investment  Management,  Inc. (formerly known as, "Investors  Research  Corporation") for the ASAF American  Century  International  Growth Fund and the ASAF American Century  Strategic  Balanced Fund; (d) Scudder
Kemper  Investments,  Inc. for the ASAF Kemper  Small-Cap Growth Fund; (e) T. Rowe Price  Associates,  Inc. for the ASAF T.
Rowe Price Small Company Value Fund; (f) Neuberger  Berman  Management  Inc. for the ASAF  Neuberger  Berman Mid-Cap Growth
Fund and the ASAF Neuberger  Berman Mid-Cap Value Fund; (g) Fred Alger  Management,  Inc. for the ASAF Alger All-Cap Growth
Fund;  (h) GAMCO  Investors,  Inc. for the ASAF Gabelli  All-Cap  Value Fund;  (i) INVESCO  Funds Group,  Inc. for the ASAF
INVESCO  Technology  Fund, and the ASMT INVESCO Equity Income  Portfolio;  (j) Rydex Global Advisors for the ASAF Rydex Managed OTC
Fund;  (k) Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth Fund and the ASAF  Alliance  Growth and Income
Fund;  (l) Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital Growth Fund; (m) Sanford C. Bernstein & Co. for
the ASAF Sanford  Bernstein Managed Index 500 Fund; (n)  Massachusetts  Financial  Services Company for the ASAF MFS Growth
with Income Fund; (o) Federated  Investment  Counseling for the ASAF Federated High Yield Bond Fund; (p) Pacific Investment
Management  Company for the ASMT PIMCO Total Return Bond  Portfolio;  (q) J.P.  Morgan  Investment  Management Inc. for the
ASMT JPM Money Market Portfolio.

         The Sub-Advisory  Agreements  provide that the Sub-advisors  will formulate and implement a continuous  investment program for each  Non-Feeder Fund or Portfolio in accordance with the Fund or Portfolio's  investment  objective,  policies and limitations and any investment  guidelines  established by the Investment  Manager.  Each Sub-advisor will,  subject to the supervision  and control of the Investment  Manager,  determine in its discretion  which issuers and securities will be purchased,  held, sold or exchanged by the Fund or Portfolio,  and will place orders with and give  instructions to brokers and dealers to cause the execution of such  transactions.  The Sub-advisors are required to furnish the Investment  Manager with periodic reports  concerning the  transactions and performance of the Fund or Portfolio.  Each Sub-advisor is required to furnish at its own  expense all  investment  facilities  necessary  to perform its  obligations  under the  Sub-Advisory
Agreement.  Nothing in the  Sub-advisory  Agreements  prevents the Investment  Manager from engaging other  sub-advisors to provide investment advice and other services to a Fund or Portfolio, or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Founders Asset Management LLC ("Founders") is a 90%-owned  subsidiary of Mellon Bank, N.A., with the remaining 10%
held by certain  Founders  executives  and portfolio  managers.  Mellon Bank,  N.A. is a wholly owned  subsidiary of Mellon
Bank  Corporation,  a publicly owned multibank holding company which provides a comprehensive  range of financial  products and services in domestic and selected international markets.

         A I M Capital Management,  Inc. is a wholly-owned  subsidiary of A I M Advisors, Inc. also a registered investment adviser.  A I M Advisors,  Inc. is wholly-owned by A I M Management  Group Inc., a holding company engaged in the financial services  business and an indirect  wholly-owned  subsidiary  of AMVESCAP  PLC.  AMVESCAP PLC and its  subsidiaries  are an independent  investment  management group engaged in institutional  investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Stilwell  Financial  ("Stilwell")  owns  approximately  81.5% of the  outstanding  voting  stock of Janus  Capital
Corporation.  Stilwell is a publicly  traded  holding  company with  principal  operations  in financial  asset  management businesses.  Thomas H. Bailey,  President and Chairman of the Board of Janus Capital,  owns approximately 12% of its voting stock and, by agreement with  Stilwell,  selects a majority of Janus  Capital's  Board subject to the approval of Stilwell, which approval can not be unreasonably withheld.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         Zurich  Insurance  Company,  a leading provider of insurance and financial  services,  owns  approximately  70% of
Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

         All of the voting stock of Neuberger  Berman  Management Inc. is owned by Neuberger Berman Inc., a publicly traded company listed on the NYSE.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized  in 1999 as  successor to the  investment advisory  business  of a New York  corporation  of the  same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr.
Mario J. Gabelli may be deemed a  "controlling  person" of GAMCO on the basis of his  controlling  interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         Alliance  Capital  Management  Corporation  ("ACMC") is the general partner of Alliance Capital  Management,  L.P.
("Alliance")  and a wholly owned  subsidiary of The Equitable  Life Assurance  Society of the United States  ("Equitable").
Equitable  is  the  beneficial  owner  of an  approximately  55.4%  partnership  interest  in  Alliance.  Alliance  Capital
Management  Holding  L.P.,  a  publicly-traded  company,  owns an  approximately  41.9%  partnership  interest in Alliance.
Equitable is a wholly owned  subsidiary of AXA Financial,  Inc., and AXA, a French insurance  holding company,  owned as of
June 30, 1999 approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial, Inc.

         Bank of America  N.A., a national  bank  subsidiary  of Bank of America  Corporation,  indirectly  owns 50% of the voting control of Marsico Capital Management,  LLC ("Marsico  Capital").  Thomas F. Marsico and a company controlled by Mr.
Marsico  own the  remainder  of Marsico  Capital's  voting  interests.  Bank of America  N.A.  has agreed to  purchase  the remaining 50% of Marsico Capital that it does not currently own.  The purchase is expected to occur in January 2001.

         The parent company of Sanford C.  Bernstein & Co., Inc.  ("Bernstein")  has entered into an agreement  under which
Bernstein's  advisory business will combine with that of Alliance.  After completion of the transaction,  which is expected to occur on or about  September 30, 2000, the  Sub-advisor  for the ASAF Sanford  Bernstein  Managed Index 500 Fund will be
Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), an indirect wholly owned subsidiary of Alliance.

         Massachusetts  Financial  Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings,
Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.

         Pacific  Investment  Management  Company  ("PIMCO") is a subsidiary  general  partnership  of PIMCO  Advisors L.P.
("PIMCO Advisors").  Allianz AG ("Allianz") is the majority owner of PIMCO Advisors and its subsidiaries,  including PIMCO.
Allianz  is  the  world's  second  largest  insurance  company  and  is  represented  in 68  countries  world-wide  through subsidiaries,  branch and  representative  offices and other affiliated  entities.  Pacific Life Insurance Company holds an approximately 30% interest in PIMCO Advisors.

         J.P. Morgan  Investment  Management Inc. is a wholly owned  subsidiary of J.P. Morgan & Co.  Incorporated,  a bank holding company organized under the laws of Delaware.

         Sub-Advisory  Fees. ASISI pays each  Sub-advisor on a monthly basis for the performance of sub-advisory  services.
The fee payable to the  Sub-advisors  with respect to each  Non-Feeder  Fund and  Portfolio may differ,  reflecting,  among other  things,  the  investment  objective,  policies  and  limitations  of each Fund or  Portfolio  and the nature of each
Sub-advisory  Agreement.  Each  Sub-advisor's  fee is accrued daily for purposes of  determining  the amount payable by the
Investment  Manager  to the  Sub-advisor.  The fees  payable  to the  Sub-advisors,  based on a  stated  percentage  of the
Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

         Founders Asset Management LLC for the ASAF Founders  International  Small  Capitalization  Fund: An annual rate of
 .60% of the portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .50% of the portion over $100 million.

         A I M Capital Management,  Inc. for the ASAF AIM International  Equity Fund: An annual rate equal to the following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by A I M Capital  Management  Inc. and identified by the  Sub-advisor  and ASISI as being similar to the Fund:  .55% of the portion of the combined  average  daily net assets not in excess of $75 million;  plus .45% of the portion in excess of $75 million.

         Janus Capital  Corporation  for the ASAF Janus Overseas  Growth Fund: An annual rate of .60% of the portion of the average  daily net assets of the Fund not in excess of $100  million;  when the average  daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         American  Century  Investment  Management,  Inc. for the ASMT American  Century  International  Growth  Portfolio:
Because of the large  amount of assets  being  sub-advised  for the  Investment  Manager  by  American  Century  Investment
Management,  Inc., the  Investment  Manager was able to negotiate a reduction to the  Sub-advisor's  standard fee schedule.
This  reduced  fee  schedule  is an annual  rate  equal to .45% of the  combined  average  daily net assets of the Fund and certain series of American  Skandia Trust that are managed by the  Sub-advisor  and identified by the Sub-advisor and ASISI as being similar to the Fund. Prior to May 1, 2000, the Investment  Manager had engaged Rowe  Price-Fleming  International,
Inc. as  Sub-advisor  for the  Portfolio  (formerly the ASMT T. Rowe Price  International  Equity  Portfolio),  for a total
Sub-advisory  fee of .75% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;
plus .60% of the portion of the net assets over $20 million but not in excess of $50  million;  plus .50% of the portion of the net assets over $50 million.

         Janus Capital  Corporation for the ASAF Janus Small-Cap  Growth Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100  million;  plus .45% of the portion over $100 million but not in excess of $500  million;  plus .40% of the portion  over $500  million  but not in excess of $1  billion;  plus .35% of the portion in excess of $1 billion.

         Scudder  Kemper  Investments,  Inc.  for the ASAF  Kemper  Small-Cap  Growth  Fund:  An annual rate of .50% of the portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .45% of the  portion  over $100 million but not in excess of $400  million;  plus .40% of the portion over $400 million but not in excess of $900  million;
plus .35% of the portion in excess of $900 million.

         T. Rowe Price  Associates,  Inc. for the ASAF T. Rowe Price Small  Company  Value Fund:  An annual rate of .60% of the average daily net assets of the Fund.

         Janus  Capital  Corporation  for the ASAF  Janus  Mid-Cap  Growth  Fund:  An annual  rate  equal to the  following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund: .55% of the portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .50% of the  portion of the net assets over $100  million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500 million but not in excess of $2  billion;  plus .40% of the  portion  of the net  assets  over $2  billion  but not in excess of $5 billion;  plus .375% of the portion of the net assets over $5 billion  but not in excess of $10  billion;  plus .35% of the portion of the net assets over $10 billion.

         Neuberger  Berman  Management  Inc. for the ASAF  Neuberger  Berman Mid-Cap Growth Fund: An annual rate of .40% of the average daily net assets of the Fund.

         Neuberger  Berman  Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         Fred Alger  Management,  Inc.  for the ASAF Alger  All-Cap  Growth  Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net  assets of the Fund and all  series of  American  Skandia  Trust that are managed by the  Sub-Advisor:  .40% of the portion of the combined  average  daily net assets not in excess of $500 million;
plus .35% of the portion  over $500  million but not in excess of $1 billion;  plus .30% of the portion over $1 billion but not in excess of $1.5 billion; plus .25% of the portion in excess of  $1.5 billion.

         GAMCO Investors,  Inc. for the ASAF Gabelli All-Cap Value Fund: An annual rate equal to the following  percentages of the  combined  average  daily net assets of the Fund and the  series of  American  Skandia  Trust that is managed by the
Sub-Advisor  and  identified  by the  Sub-advisor  and the  Investment  Manager as being  similar to the Fund:  .50% of the combined average daily net assets not in excess of $500 million; plus .40% of the portion over $500 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology  Fund: An annual rate of .55% of the average daily net assets not in excess of $100  million;  plus .45% of the portion of the net assets  over $100  million but not in excess of
$200 million;  plus .425% of the portion of the net assets over $200 million but not in excess of $400  million;  plus .40%
of the portion of the net assets over $400 million but not in excess of $900  million;  plus .35% of the portion of the net assets over $900 million.

         Rydex Global  Services for the ASAF Rydex Managed OTC Fund: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $400 million; plus .25% of the portion over $400 million.

         Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund.  Between  December 31, 1998 and
April 30,  2000,  the  Investment  Manager  had  engaged  OppenheimerFunds,  Inc.  as  Sub-advisor  for the Fund at a total
Sub-advisory  fee of .35% of the portion of the average  daily net assets of the Fund not in excess of $500  million;  plus
 .30% of the portion  over $500  million but not in excess of $1 billion;  plus .25% of the portion in excess of $1 billion.
Prior to January 1, 1999, the Investment Manager had engaged Robertson,  Stephens & Company Investment Management,  L.P. as
Sub-advisor  for the Fund, at a total  Sub-advisory  fee of .60% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Marsico  Capital  Management,  LLC for the ASAF Marsico Capital Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

         Sanford C.  Bernstein & Co. for the ASAF Sanford  Bernstein  Managed  Index 500 Fund:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Fund:
 .1533% of the portion of the combined  average daily net assets not in excess of $300 million;  plus .10% of the portion of the net assets over $300 million.  Notwithstanding  the foregoing,  the following  annual rate will apply for each day that the  combined  average  daily net  assets are not in excess of $300  million:  .40% of the first $10  million  of  combined average daily net assets;  plus .30% on the next $40 million of combined  average  daily net assets;  plus .20% on the next
$50 million of  combined  average  daily net  assets;  plus .10% on the next $200  million of  combined  average  daily net assets.  Prior to May 1, 2000, the Investment  Manager had engaged  Bankers Trust Company as Sub-advisor  for the Fund at a total  Sub-advisory  fee equal to the following  percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that was managed by Bankers Trust Company and identified by the  Sub-Advisor and ASISI as being  similar to the Fund:  .17% of the portion of the combined  average  daily net assets not in excess of $300  million;
plus .13% of the  portion  over $300  million  but not in excess of $1  billion;  plus .08% of the  portion in excess of $1 billion.

         Janus Capital  Corporation  for the ASMT Janus  Capital  Growth  Portfolio:  An annual rate of .45% of the average daily net assets of the Portfolio.

         Alliance Capital  Management L.P. for the ASAF Alliance Growth and Income  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-Adviser  and  identified  by the  Sub-advisor  and the  Investment  Manager as being  similar to the
Portfolio:  .30% of the portion of the  combined  average  daily net assets not in excess of $1  billion;  plus .25% of the portion over $1 billion but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5  billion.  Prior to
May 1, 2000, the Investment  Manager had engaged Lord, Abbett & Co. as Sub-advisor for the Fund at a total  Sub-advisory fee of .50% of the  portion of the  average  daily net assets of the Fund not in excess of $200  million;  plus .40% of the portion  over $200  million  but not in excess of $500  million;  plus .375% of the  portion  over $500  million but not in excess of $700  million;  plus .35% of the portion  over $700 million but not in excess of $900  million;  when the average daily net assets of the Fund equal or exceed $900  million,  the annual rate will be .30% of the entire  average  daily net assets of the Fund.

         Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income Fund:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Fund and the domestic  equity  series of American
Skandia Trust that are managed by Massachusetts  Financial  Services  Company:  .40% of the portion of the combined average daily net assets not in excess of $300  million;  plus .375% of the  portion  over $300  million  but not in excess of $600 million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion  over
$900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds Group,  Inc. for the ASMT INVESCO  Equity Income  Portfolio:  An annual rate of .35% of the average daily net assets of the Portfolio.

         American Century  Investment  Management,  Inc. for the ASAF American Century Strategic  Balanced Fund: Because of
the large amount of assets being sub-advised for the Investment  Manager by American Century Investment  Management,  Inc.,
the  Investment  Manager was able to negotiate a reduction to the  Sub-advisor's  standard fee  schedule.  This reduced fee schedule is an annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor  and identified by the Sub-advisor and Investment
Manager as being  similar to the Fund:  .45% of the  portion of the  average  daily net assets of the Fund not in excess of
$50  million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion over
$100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         Federated  Investment  Counseling  for the ASAF  Federated  High Yield Bond  Fund:  An annual  rate of .25% of the portion of the  average  daily net assets of the Fund not in excess of $200  million;  plus .20% of the  portion  over $200 million.

         Pacific Investment  Management  Company for the ASMT PIMCO Total Return Bond Portfolio:  An annual rate of .25% of the average daily net assets of the Portfolio.

         J.P.  Morgan  Investment  Management  Inc.  for the ASMT JPM Money Market  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Trust that is  managed  by J.P.  Morgan  Investment  Management,  Inc.  and  identified  by it and ASISI as being  similar to the
Portfolio:  .09% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers.  Certain  Sub-advisors have voluntarily  agreed to waive a portion of their sub-advisory fees set forth above, as follows:

         Commencing  January 1, 1998, Janus Capital  Corporation,  the Sub-advisor for the ASAF Janus Overseas Growth Fund, has  voluntarily  agreed to waive a portion of its  sub-advisory  fee equal to .10% of the portion of the average daily net assets of the Fund not in excess of $100  million.  When the  average  daily net  assets of the Fund  equal or exceed  $100 million,  such voluntary fee waiver is no longer  applicable,  and the  sub-advisory  annual fee rate of .50% of the entire average daily net assets of the Fund will be applied.

         Commencing  March 1, 1999,  Janus Capital  Corporation,  the Sub-advisor for the ASAF Janus Small-Cap Growth Fund, has  voluntarily  agreed to waive a portion of its  sub-advisory  fee equal to .05% of the portion of the average daily net assets  over $400  million but not in excess of $500  million and .05% on assets over $900  million but not in excess of $1 billion.

         Commencing  August 28, 2000, GAMCO  Investors,  Inc., the Sub-advisor for the ASAF Gabelli All-Cap Value Fund, has voluntarily  agreed to waive a portion of its sub-advisory  fee equal to the following  percentages of the combined average daily  net  assets  of the  Fund  and the  corresponding  series  of  American  Skandia  Trust as  referenced  above  under
"Sub-advisory  Fees":  .10% of the portion of the combined average daily net assets not in excess of $500 million;  .05% on combined assets over $500 million but not in excess of $1 billion; and .10% on combined assets over $1 billion.

         Commencing March 1, 2000, Janus Capital Corporation,  the Sub-advisor for the ASMT Janus Capital Growth Portfolio, has  voluntarily  agreed to the  following  revised fee  schedule  based on the  combined  average  daily net assets of the
Portfolio  and the AST JanCap  Growth  Portfolio of American  Skandia  Trust:  .55% of the portion of the combined  average daily net  assets not in excess of $100  million;  plus .50% of the  portion  over $100  million  but not in excess of $500 million;  plus .45% of the portion  over $500  million but not in excess of $2  billion;  plus .40% of the portion  over $2 billion but not in excess of $5 billion;  plus .375% of the portion over $5 billion but not in excess of $10 billion;  plus
 .35% of the portion in excess of $10 billion.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the Sub-advisor for the ASMT INVESCO Equity Income Portfolio, has  voluntarily  agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average daily net assets of the Portfolio  and the AST INVESCO  Equity  Income  Portfolio is in effect:  .35% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The  sub-advisory  fees paid by the Investment  Manager for each Fund and Portfolio that had commenced  operations prior to October 31,  1999,  for the fiscal  period from  commencement  of  operations  until  October 31, 1997 and for the fiscal years ended October 31, 1998 and October 31, 1999, were as follows:

Name of Fund                                                      Period Ended          Year Ended            Year Ended
------------                                                      ------------          ----------            ----------
                                                                October 31, 1997     October 31, 1998      October 31, 1999
                                                                ----------------     ----------------      ----------------

ASAF Founders International Small Capitalization Fund                  $284                  $18,941              $56,357

ASAF Janus Overseas Growth Fund                                        $0                    $66,472              $653,259

ASMT American Century International Growth Portfolio(1)                $2,329                $47,029              $108,959

ASAF Janus Small-Cap Growth Fund(2)                                    $320                  $25,777              $307,453

ASAF T. Rowe Price Small Company Value Fund                            $917                  $126,019             $332,996

ASAF Neuberger Berman Mid-Cap Growth Fund                              $0                    $853                 $101,131

ASAF Neuberger Berman Mid-Cap Value Fund                               $0                    $1,231               $83,233

ASAF Alliance Growth Fund(3)                                           $0                    $40,530              $149,346

ASAF Marsico Capital Growth Fund                                       $0                    $19,698              $1,268,283

ASMT Janus Capital Growth Portfolio                                    $4,725                $260,237             $3,071,198

ASAF Alliance Growth and Income Fund(4)                                $0                    $34,297              $242,657

ASMT INVESCO Equity Income Portfolio                                   $2,235                $114,014             $462,222

ASAF American Century Strategic Balanced Fund                          $839                  $45,233              $343,430

ASAF Federated High Yield Bond Fund                                    $365                  $53,150              $224,060

ASMT PIMCO Total Return Bond Portfolio                                 $1,714                $58,336              $293,262

ASMT JPM Money Market Portfolio                                        $204                  $15,061              $89,274

(1)      For fiscal years 1997,  1998 and 1999,  the entire fee noted above was paid to Rowe  Price-Fleming  International,
     Inc., the prior Sub-advisor for the Fund.
(2) For fiscal years 1997 and 1998, the entire fee noted was paid to Founders Asset  Management LLC, the prior  Sub-advisor for the Fund.  For fiscal year 1999, $10,776 was paid to Founders and $296,677 was paid to Janus Capital Corporation.
(3) For fiscal years 1997 and 1998, the entire fee noted was paid to Robertson,  Stephens & Company Investment  Management,
L.P.  For fiscal year 1999, $19,192 was paid to Robertson Stephens and $130,154 was paid to OppenheimerFunds, Inc.
(4) For fiscal year 1999, the entire fee noted above was paid to Lord,  Abbett & Co., Inc., the prior  Sub-advisor  for the
Fund.

         Fees for the Portfolios are based upon the total assets of each  Portfolio,  which include assets other than those of the Feeder Funds.  The  Portfolios  commenced  operations  in June 1997,  while the ASAF  Founders  International  Small
Capitalization  Fund, ASAF Janus Small-Cap  Growth Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century
Strategic  Balanced Fund,  and ASAF  Federated  High Yield Bond Fund commenced  operations on July 28, 1997. The ASAF Janus
Overseas Growth Fund,  Alliance  Growth Fund, and ASAF Alliance  Growth and Income Fund commenced  operations on January 2,
1998. The ASAF Neuberger  Berman Mid-Cap Growth Fund,  ASAF Neuberger  Berman Mid-Cap Value Fund, and ASAF Marsico  Capital
Growth Fund  commenced  operations  on August 19,  1998.  The ASAF AIM  International  Equity Fund,  ASAF Kemper  Small-Cap
Growth Fund, ASAF Sanford  Bernstein  Managed Index 500 Fund, and ASAF MFS Growth Fund commenced  operations on November 1,
1999. The ASAF Janus Mid-Cap Growth Fund,  ASAF Alger All-Cap Growth Fund,  ASAF Gabelli  All-Cap Value Fund,  ASAF INVESCO
Technology Fund and ASAF Rydex Managed OTC Fund had not commenced operations prior to the date of this SAI.

         Each Sub-Advisory  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the  majority  of the  Directors  or  Trustees,  where  applicable,  who are not parties to the  agreement  or interested  persons of any such party,  cast in person at a meeting  specifically  called for the purpose of voting on such approval.  Each  Sub-Advisory  Agreement may be terminated  without  penalty at any time by the  Investment  Manager or the
Sub-advisor upon 60 days' written notice, and will  automatically  terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon  termination  of the  Management  Agreement  with  respect to that  particular  Fund or
Portfolio (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"),  103 Bellevue Parkway,  Wilmington,  Delaware 19809, a Delaware corporation which is an indirect  wholly-owned  subsidiary of PNC Financial Corp.,  serves as the  administrator for both the Company and the
Trust.  Pursuant to administration  agreements  between the Administrator and the Company and the Trust,  respectively (the
"Administration  Agreements"),  the Administrator has agreed to provide certain fund accounting and administrative services to the Company and the Trust,  including,  among other services,  accounting  relating to the Company and the Trust and the investment  transactions of the foregoing;  computing daily NAVs;  monitoring the investments and income of the Company and the Trust for compliance  with applicable tax laws;  preparing for execution and filing federal and state tax returns,  and annual and semi-annual  shareholder  reports;  preparing monthly financial  statements including a schedule of investments;
assisting  in the  preparation  of  registration  statements  and other  filings  related  to the  registration  of shares;
coordinating  contractual  relationships  and  communications  between the  Investment  Manager and the  Company's  and the
Trust's  custodians;  preparing and  maintaining  the  Company's  and the Trust's  books of account,  records of securities transactions,  and all other books and records in accordance with applicable  laws, rules and regulations  (including,  but not limited to, those records  required to be kept pursuant to the 1940 Act); and  performing  such other duties related to the  administration  of the  Company  and the Trust as may be agreed  upon in  writing  by the  parties  to the  respective
Administration  Agreements.  The  administrator  does not have any  responsibility  or authority for the  management of the assets of the Funds or Portfolios,  the  determination of their investment  policies,  or for any matter  pertaining to the distribution of securities issued by the Company.

         Under the terms of the  Administration  Agreements,  the  Administrator  shall be obligated  to exercise  care and diligence in the performance of its duties,  to act in good faith and to use its best efforts,  within  reasonable  limits, in  performing  services  to be  provided  for under the  agreements.  The  Administrator  shall be liable for any  damages arising out of its failure to perform its duties under the  Administration  Agreements to the extent such damages arise out of its willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of such duties.  Any person,  even though also an officer,  director,  partner,  employee or agent of the Administrator,  who may be or become an officer,  director, trustee,  employee or agent of the  Company or the Trust,  shall be deemed  when  rendering  services to the Company or the
Trust or acting on any  business of the  Company or the Trust  (other than  services  or  business in  connection  with the
Administrator's  duties under the  Administration  Agreements)  to be rendering  such  services to or acting solely for the
Company or the Trust and not as an officer,  director,  partner, employee or agent or one under the control or direction of the  Administrator  even though paid by them. The  Administration  Agreements  shall  continue  until  terminated by either party on 60 days' prior written notice to the other party.

         As compensation  for the services and facilities  provided by the  Administrator  to the Company,  the Company has
agreed to pay the Administrator its  "out-of-pocket"  expenses,  plus a monthly  multi-class fee of $3,000 per Fund, plus a monthly  feeder fee of $2,000 per Feeder  Fund,  plus (except for the ASAF Sanford  Bernstein  Managed  Index 500 Fund) the
greater of the  following  monthly fee based on the average daily net assets of the  Non-Feeder  Funds -- 0.10% (first $200 million),  0.06% (next $200 million),  0.0275% (next $200  million),  0.02% (next $400 million) and 0.01% (over $1 billion)
-- or a minimum monthly fee of $6,250 per Non-Feeder  Fund. The fee for the ASAF Sanford  Bernstein  Managed Index 500 Fund
is the  greater  of the  following  monthly  fee based on the  average  daily net assets of the Fund -- 0.05%  (first  $200 million),  0.03% (next $200 million),  0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) -
or a minimum monthly fee of $6,250.  The Administrator  has agreed to waive the above monthly  multi-class fee, the monthly feeder fee and the minimum  monthly fee for the first two months of each Fund's  operations,  and thereafter  will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         In addition,  as compensation  for the services and facilities  provided by the  Administrator  to the Trust,  the
Trust has agreed to pay the  Administrator  its  "out-of-pocket"  expenses,  plus the greater of the following  monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200 million),  0.06% (next $200 million),  0.0275%
(next $200  million),  0.02%  (next  $400  million)  and 0.01%  ($1+  billion)  -- or a minimum  monthly  fee of $6,250 per
Portfolio.  The  Administrator  has  agreed to waive  the  above  minimum  monthly  fee for the  first  two  months of each
Portfolio's operations,  and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         For all of the Funds and Portfolios that commenced  operations prior to November 1, 1999,  monthly fees payable to the  Administrator  have  been  frozen  at the  amounts  paid for the  month of  December  1999.  The fees  payable  to the
Administrator  for those Funds that commenced  operations on or after November 1, 1999 (the ASAF AIM  International  Equity
Fund,  the ASAF Kemper  Small-Cap  Growth Fund, the ASAF Janus Mid-Cap Growth Fund, the ASAF Alger All-Cap Growth Fund, the
ASAF Gabelli  All-Cap Value Fund,  the ASAF INVESCO  Technology  Fund,  the ASAF Rydex  Managed OTC Fund,  the ASAF Sanford
Bernstein  Managed  Index 500 Fund,  and the ASAF MFS Growth with  Income  Fund) are not subject to any freeze and will pay the  Administrator  under the fee schedule set forth above,  giving  effect to the  phased-in  minimum fees as  applicable.
These fee  arrangements  will remain in effect until such time as the  aggregate  fee  resulting  from the  application  of revised fee  schedules  based on the  combined  average  daily net assets of each Fund or Portfolio  and its  corresponding portfolio of American Skandia Trust would result in a lower fee, at which point the revised fee schedules will take effect

         Reimbursable  "out-of-pocket"  expenses include,  but are not limited to, postage and mailing,  telephone,  telex,
Federal  Express,  outside  independent  pricing  service  charges  and  record  retention/storage.  For  the  period  from commencement  of operations  until October 31, 1997,  the Company paid the  Administrator  $16,898,  and the Trust paid the
Administrator  $25,353.  For the fiscal year ended October 31, 1998,  the Company paid the  Administrator  $507,368 and the
Trust paid the  Administrator  $291,316.  For the fiscal year ended  October 31, 1999,  the Company paid the  Administrator
$1,395,979 and the Trust paid the Administrator  $724,469.  These amounts do not include  out-of-pocket  expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American  Skandia Fund  Services,  Inc.  ("ASFS"),  an affiliate of ASISI,  receives a fee from each Fund under an
Administration  Agreement  between ASFS and the Company with respect to services provided in connection with investments in the Company by certain  qualified  retirement  plans.  Pursuant to this  agreement,  ASFS selects and contracts  with third parties providing  administrative  services for such plans  ("third-party  administrators")  or agents for such third-party administrators.  Among  other  matters,  third  party  administrators  maintain  records  of the  holdings  in the Funds of individual plan  participants.  As a result of the third-party  administrators'  services,  the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each Fund to pay the third-party  administrators and their agents, which fee may be used to reduce fees that would  otherwise be payable by the qualified  plan to the  third-party  administrator.  The fee payable to
ASFS  corresponds  to the aggregate fees payable by ASFS to  third-party  administrators  and agents under the terms of the agreements  between  ASFS  and  such  third-party  administrators  and  agents.  Such  fees,  depending  on the  particular agreement,  are payable by ASFS either (a) at an annual rate of 0.20% of plan assets  invested in the Company  through such third-party  administrator  or agent,  or (b) at a fixed dollar amount up to $15 annually per  participant  account that is maintained by a third-party  administrator  reflecting the holdings of a plan  participant in a Fund. ASFS does not receive any compensation as qualified plans  administrator in addition to amounts it pays to third-party  administrators  and their agents and for other out-of -pocket expenses.

                                                       FUND EXPENSES

         Each  Non-Feeder  Fund and  Portfolio  pays its own  expenses  including,  without  limitation:  (i)  expenses  of maintaining the Fund or Portfolio and continuing its existence;  (ii)  registration of the Fund or Portfolio under the 1940
Act; (iii)  auditing,  accounting and legal  expenses;  (iv) taxes and interest;  (v)  governmental  fees; (vi) expenses of issue, sale,  repurchase and redemption of Fund shares;  (vii) expenses of registering and qualifying the Fund or Portfolio and its shares under federal and state  securities  laws and of preparing and printing  prospectuses  for such purposes and for  distributing  the same to  shareholders  and  investors;  (viii) fees and  expenses  of  registering  and  maintaining registrations  of the Fund or Portfolio and of the Fund's  principal  underwriter as a  broker-dealer  or agent under state securities  laws;  (ix)  expenses  of reports  and  notices to  shareholders  and of  meetings  of  shareholders  and proxy solicitations  therefor; (x) expenses of reports to governmental officers and commissions;  (xi) insurance expenses;  (xii)
association  membership  dues;  (xiii)  fees,  expenses and  disbursements  of  custodians  for all services to the Fund or
Portfolio;  (xiv) fees, expenses and disbursements of transfer agents,  dividend disbursing agents,  shareholder  servicing agents and registrars for all services to the Fund or Portfolio;  (xv) expenses for servicing shareholder  accounts;  (xvi)
any  direct  charges  to  shareholders  approved  by the  Directors  of the  Company or the  Trustees  of the Trust,  where applicable;  (xvii)  compensation and expenses of Directors of the Company or the Trustees of the Trust,  where applicable, who are not  "interested  persons" of the Fund or  Portfolio,  respectively;  and (xviii)  such  nonrecurring  items as may arise,  including  expenses  incurred in  connection  with  litigation,  proceedings  and claims and the  obligation of the
Company and the Trust to indemnify its  directors,  trustees and officers with respect  thereto.  Expenses  incurred by the
Company or the Trust not directly  attributable to any specific  Non-Feeder Fund or Portfolio are allocated on the basis of the net assets of the respective Non-Feeder Funds and Portfolios.

         The  Investment  Manager  has  voluntarily  agreed  until May 1, 2001 to  reimburse  each Fund for its  respective operating  expenses  (and, in the case of the Feeder Funds,  the Feeder Fund's pro rata share of operating  expenses of the
Fund's corresponding Portfolio),  exclusive of taxes, interest, brokerage commissions,  distribution fees and extraordinary expenses,  but inclusive of the management fee, which in the aggregate exceed  specified  percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.70%

         ASAF AIM International Equity Fund: 1.60%

         ASAF Janus Overseas Growth Fund: 1.60%

         ASAF American Century International Growth Fund: 1.60%

         ASAF Janus Small-Cap Growth Fund: 1.30%

         ASAF Kemper Small-Cap Growth Fund: 1.30%

         ASAF T. Rowe Price Small Company Value Fund: 1.40%

         ASAF Janus Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.35%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF Alger All-Cap Growth Fund: 1.35%

         ASAF Gabelli All-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF Rydex Managed OTC Fund: 1.25%

         ASAF Alliance Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Janus Capital Growth Fund: 1.30%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Equity Income Fund: 1.20%

         ASAF American Century Strategic Balanced Fund: 1.20%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF JPM Money Market Fund: 1.00%

         The  Investment  Manager may terminate  the above  voluntary  agreements at any time after May 1, 2001.  Voluntary payments of Fund expenses by the  Investment  Manager may be made subject to  reimbursement  by the Fund, at the Investment
Manager's  discretion,  within the two year period  following such payment to the extent  permissible  under applicable law and  provided  that the Fund is able to  effect  such  reimbursement  and  remain in  compliance  with  applicable  expense limitations.

                                                 DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American Skandia Marketing,  Incorporated ("ASM" or the "Distributor"),  located at One Corporate Drive,  Shelton,
Connecticut  06484,  serves as the  principal  underwriter  and  distributor  for each  Fund  pursuant  to an  underwriting agreement  initially  approved by the  Directors  of the Company  (the  "Underwriting  Agreement").  The  Distributor  is a
registered  broker-dealer and member of the National Association of Securities Dealers,  Inc. ("NASD").  The Distributor is
an "affiliated person" (within the meaning of the 1940 Act) of the Company,  the Trust and the Investment Manager,  being a wholly-owned subsidiary of American Skandia, Incorporated.

         Shares of each Fund will be  continuously  offered and will be sold by selected  broker-dealers  who have executed selling  agreements with the  Distributor.  The Distributor  bears all the expenses of providing  services  pursuant to the
Underwriting  Agreement.  Each Fund bears the expenses of  registering  its shares with the SEC and with  applicable  state regulatory  authorities.  The  Underwriting  Agreement  continues  in effect for two years from  initial  approval  and for successive one-year periods thereafter,  provided that each such continuance is specifically  approved (i) by the vote of a majority of the Directors of the Company,  including a majority of the  Directors  who are not parties to the  Underwriting
Agreement  or  "interested  persons" of any such party (as defined in the 1940 Act);  or (ii) by the vote of a "majority of the outstanding  voting  securities" of a Fund (as defined in the 1940 Act). In the event that the  Underwriting  Agreement terminates,  all  obligations  of the  Distributor  thereunder  shall cease,  including the  Distributor's  undertaking  to purchase Class X Bonus Shares. For information  regarding Class X Bonus Shares and the Distributor's  undertaking,  see the
Company's  Prospectus  under "How to Buy Shares:  Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The  following  table  shows,  for the fiscal year ended  October 31,  1999,  information  about the  compensation received by the Distributor:

Net Underwriting Commissions
         (portion of initial sales charge retained by Distributor):             $0
Compensation on Redemptions:                                                    $4,065,671
Brokerage Commissions (compensation from Supplemental
         Distribution Plans as described below under "The Distribution
         Plans"):                                                               $217,537
Other Compensation (compensation from other Distribution Plans):                $16,712,122

         For the fiscal year ended October 31, 1999,  aggregate  underwriting  commissions  were  $13,231,476 of which,  as noted above $0, was  retained by the  Distributor.  For the fiscal year ended  October  31,  1998,  aggregate  underwriting commissions  were $2,691,543,  of which, $0 was retained by the Distributor.  For the fiscal period ended October 31, 1997, aggregate underwriting commissions were $90,116, of which $0 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate  Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class
A, B, C and X shares of each Fund (the  "Class A Plan,"  "Class B Plan,"  "Class C Plan" and "Class X Plan,"  individually, and  collectively,  the "Class  Plans")  pursuant  to  appropriate  resolutions  of the  Directors  of the  Company  and in accordance  with the  requirements  of Rule 12b-1 under the 1940 Act and the  requirements  of the applicable  rules of the
NASD  regarding  asset based sales  charges.  The Class  Plans  permit the payment of certain  fees from Fund assets to the
Distributor,  an affiliate of the Investment Manager,  for its services and costs in distributing Fund shares and providing for  services to  shareholder  accounts.  In addition,  the Company has adopted a  Supplemental  Distribution  Plan and the
Trust has adopted a  Distribution  Plan (the  "Supplemental  Plans," and together with the Class Plans,  the "Plans") under
Rule 12b-1 under the 1940 Act to permit the Distributor to receive  brokerage  commissions in connection with purchases and sales of securities  held by the Funds and the  Portfolios,  and to use these  commissions to promote the sale of shares of the Funds.

         Under the Plans, the Distributor may use the amounts received to pay various  distribution-related  expenses, such as advertising,  printing of sales materials,  training sales personnel, and compensating broker-dealers who sell shares of the Company and provide  services to  shareholder  accounts.  Such  broker-dealer  compensation  may include  initial sales concessions,  ongoing sales and service fees, and additional  marketing  fees requested by selling  broker-dealers,  all as described  below  under  "Dealer  Compensation  Information."  The  Distributor  may receive  compensation  under the Plans regardless of whether it actually uses such  compensation to pay  distribution  expenses.  The Distributor has assigned its right to receive any  distribution  and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred  sales charge for Class B and Class X shares,  to an  unaffiliated  third party that  finances the sale of Class B and Class X shares.

         The  following  table  shows,  for the  twelve  months  ended  September  30,  1999,  the nature and amount of the expenditures made under the Plans:

         Advertising and sales literature:             $1,123,018
         Printing of prospectuses and reports
                  for other than current
                  shareholders                           $220,409
         Compensation to sales personnel
                  (including direct expenses
                  of sales personnel)                  $4,931,782
         Compensation to dealers
                  (Class A shares)                     $1,507,083
         Compensation to dealers
                  (Class B shares)                    $78,607,009
         Compensation to dealers
                  (Class C shares)                     $4,863,486
         Compensation to dealers
                  (Class X shares)                     $7,783,403
         Purchase of Class X bonus
                  shares                               $5,710,821
         Other dealer compensation                        $88,210
         Conferences and seminars for
                  dealer personnel                        $19,542

         The  distribution  expenses paid under the Plans will be intended to result in the sale of shares of the Company's various Funds.  As a result,  amounts  incurred by a Fund or Portfolio  under the Plans  (including  brokerage  commissions paid by a Fund or  Portfolio  under the  Supplemental  Plans) may be used in a manner that  promotes  the sale of shares of other Funds or  Portfolios.  Certain Funds of the Company may not be available for  additional  investments or for purchase by new  investors.  Distribution  expenses that are not  attributable  to a particular  Fund or Portfolio will be allocated among the Funds and  Portfolios  on  different  bases  (e.g.,  relative  asset size and  relative new sales of the Funds or
Portfolios)  depending  on the nature of the  expense  and the manner in which the  amount of such  expense is  determined.
Distribution  expenses that are attributable to a particular class of a Fund (e.g.,  sales  concessions)  will be allocated to that class.

         The Plans were adopted by a majority vote of the Directors of the Company and Trustees of the Trust,  including at least a majority of Directors or Trustees,  as applicable,  who are not "interested persons" of the Funds or the Portfolios
(as defined in the 1940 Act) and who do not have any direct or indirect  financial  interest in the operation of the Plans, cast in person at meetings  called for the purpose of voting on the Plans.  In approving  the Plans,  the  Directors of the
Company and the  Trustees  of the Trust  identified  and  considered  a number of  potential  benefits  which the Plans may provide,  including,  but not limited to,  improving the  Distributor's  ability to attract  investments  by enabling it to compensate  broker-dealers  selling shares of the Funds adequately and in the most effective manner, and that the resulting increases  in assets  should  enable  the Funds and  Portfolios  to  achieve  greater  economies  of scale and lower  their per-share  operating  expenses.  The Directors also considered the benefit of promoting  shareholder access to the services of  broker-dealer  representatives  who have  knowledge  of the  shareholders'  particular  circumstances  and goals.  With respect to the Class X Plan, the Directors  considered the possible increase in investor  interest and consequent  increase in portfolio  assets  resulting from the use of the fees payable under such plan, in part, to facilitate the  Distributor's purchase of  additional  shares for Class X investors  as a bonus.  The  Directors  of the Company and the  Trustees of the
Trust  believe that there is a reasonable  likelihood  that the Plans will benefit each Fund and  Portfolio and its current and future shareholders in the manner contemplated.

         Each Plan,  pursuant  to its terms,  remains in effect from year to year  provided  such  continuance  is approved annually by vote of the Directors or Trustees,  as applicable,  in the manner described  above. All material  amendments to the Plans must be approved by the Directors or Trustees,  as applicable,  in the manner  described  above.  The Class Plans may not be amended to increase  materially the amount to be spent for distribution  without approval of the shareholders of each class of a Fund or Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act. The  Supplemental  Plans may not be amended to materially  change the source of monies from which  distribution  expenses are paid without  approval of the  shareholders  of each Fund or Portfolio  affected  thereby  entitled to vote thereon  under the 1940 Act. The Plans may be  terminated at any time,  without  payment of a penalty,  by vote of the majority of the  Directors or Trustees,  as applicable,  who are not interested  persons of the Fund or the Portfolio and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a "majority of the outstanding  voting  securities" (as defined in the 1940
Act) of the  class,  Fund or  Portfolio  affected  thereby  entitled  to vote  thereon  under  the 1940  Act.  A Plan  will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation  information  described in the Company's  Prospectus,  the following may be applicable to the purchase of Fund shares.

         Class A Dealer  Compensation.  The  concessions  paid to dealers and brokers from the initial  sales charge on the sale of Class A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering                                       offering
------------------                                --------------                                 --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition,  the  Distributor  may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The  Distributor  uses  distribution  and service fees  received  under the Class A Plan to  compensate  qualified dealers for services  provided in connection  with the sale of shares and the  maintenance  of shareholder  accounts.  Such compensation  generally is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's  average daily net assets  attributable to Class A shares held in accounts of the dealer or its customers.  However,  in the case of shares  purchased at NAV with a CDSC, the Distributor  will pay the dealer of record a sales  commission in an amount equal to 0.50% of the amount  invested,  and the ongoing  compensation  will not begin until one year after purchase.  NAV shares are not subject to the one-year  exclusion in cases where the  shareholder has made  arrangements  with the Company and the dealer of record waives the sales commission.

         Class B Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class B Plan to  compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of shareholder  accounts.  Such  compensation  is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's  average  daily net assets  attributable  to Class B shares (and any shares  purchased  by the  reinvestment  of dividends or capital gains) held for over seven years.

         The  Distributor  normally  pays a sales  concession  of 5.50% (and may pay up to 6.00%) of the purchase  price of
Class B shares to the dealer from its own resources at the time of the sale.

         Class X Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate  qualified dealers,  brokers,  banks and other financial  institutions  for  services  provided  in  connection  with the sale of Class X shares  and the  maintenance  of shareholder  accounts.  Such  latter  compensation  is paid by the  Distributor  quarterly  at an annual rate not to exceed
0.50% of the Fund's average daily net assets  attributable to Class X shares (and any shares  purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

         The  Distributor  normally  pays a sales  concession  of 3.00% (and may pay up to 3.50%) of the purchase  price of
Class X shares to the dealer from its own resources at the time of the sale.

         Class C Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class C Plan to  compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of shareholder  accounts.  The  Distributor  currently  pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year.  After the shares have been held for a year, the  Distributor  pays the fee to dealers on a quarterly basis. The Class C CDSC is waived,  and the one-year  exclusion on ongoing  compensation does not apply,  in cases where the  shareholder  has made  arrangements  with the  Company and the dealer of record  waives the
1.00% fee upon sale.  Similarly,  the  initial  fee is not paid and the payment of ongoing  quarterly  compensation  begins immediately  after purchase with respect to shares  purchased under an asset allocation  program  sponsored by ASISI or its affiliates.

         Additional  Dealer  Compensation.  In addition to the amounts paid to dealers as  concessions  that are  discussed above  with  respect  to each  class  of the  Company's  shares,  the  Distributor  may  enter  into  special  compensation arrangements  with  dealers  that have sold or are expected to sell large  amounts of shares.  As of January 13, 2000,  the
Distributor  had entered  into  nineteen  such  arrangements,  one of which  called for  compensation  based on a specified percentage  of the value of shares held by the Dealer's  customers,  thirteen of which called for  compensation  based on a specified  percentage  of the value of shares  sold by the Dealer,  and five of which  called for  compensation  based on a combination of assets and sales.  None of these payments will change the price an investor pays for shares.

                                             DETERMINATION OF NET ASSET VALUE

         The net asset  value  ("NAV")  per share of each Fund is  determined  in the  manner  described  in the  Company's
Prospectus.  Each Fund will  determine  the NAV of its shares on each day that the New York Stock  Exchange (the "NYSE") is open for  business.  The  Directors  of the Company  and the  Trustees of the Trust have each  established  procedures  for valuing  the  assets  of the  Funds  and  Portfolios,  respectively.  In  general,  these  valuations  are  based on market quotations.  However,  in certain  circumstances  where market quotations are not readily  available,  assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

         Securities held by each Non-Feeder Fund and Portfolio,  other than the ASMT JPM Money Market Portfolio (the "Money
Market Portfolio"),  that are valued based on market quotations will be valued as follows: portfolio securities,  including open short  positions  and options  written,  are valued at the last sale price on the  securities  exchange or  securities market  (including  the NASDAQ  National  Market  System) on which such  securities  primarily are traded.  Securities  not listed on an exchange or securities  market,  or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked  price,  except in the case of open short  positions  where the asked price is available.  Portfolio  securities  which are traded both  "over-the-counter"  and on an exchange  are valued  according  to their primary market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

         Generally,  trading in foreign  securities,  as well as U.S. Government  securities,  money market instruments and repurchase  agreements,  is  substantially  completed  each day at various times prior to the close of the NYSE. The values of such securities  used in computing the net asset value of the shares of a Fund or Portfolio  generally are determined as of such earlier  times.  Foreign  currency  exchange rates are also  generally  determined  prior to the close of the NYSE.
Occasionally,  events  affecting the value of such  securities and such exchange rates may occur between the times at which such values  usually are determined and the close of the NYSE. If such  extraordinary  events occur,  their effects may not be reflected in the net asset value of a Fund or Portfolio calculated as of the close of the NYSE on that day.

         The NAV per share of the Money  Market  Portfolio  is  determined  by using the  amortized  cost method of valuing portfolio  instruments.  Under the  amortized  cost method of  valuation,  an instrument is valued at cost and the interest payable  at  maturity  upon the  instrument  is  accrued  as  income,  on a daily  basis,  over the  remaining  life of the instrument.  Neither the amount of daily income nor the NAV is affected by unrealized  appreciation  or depreciation of the
Portfolio's  investments  assuming  the  instrument's  obligation  is paid in full on  maturity.  In periods  of  declining interest rates,  the indicated  daily yield on shares of the Portfolio  computed using amortized cost may tend to be higher than a similar  computation  made using a method of valuation based upon market prices and estimates.  In periods of rising interest  rates,  the indicated  daily yield on shares of the Portfolio  computed using amortized cost may tend to be lower than a similar  computation  made  using a method of  valuation  based  upon  market  prices and  estimates.  In  addition, short-term  obligations  with  remaining  maturities of less than 60 days that are held by any Fund or Portfolio are valued at amortized cost.

         The amortized  method of valuation is intended to permit the Money Market Portfolio to maintain a constant NAV per share of $1.00.  No  assurances  can be given that this can be attained.  The  Directors of the Company and the Trustees of the Trust,  where  applicable,  periodically  review the extent of any deviation  from the $1.00 per share value that would occur if a method of  valuation  based on market  prices and  estimates  were used.  In the event  such a  deviation  would exceed  one-half of one  percent,  the  Directors  of the Company and the  Trustees of the Trust,  where  applicable,  will promptly  consider any action that reasonably  should be initiated to eliminate or reduce material dilution or other unfair results to  shareholders.  Such action may include selling  portfolio  securities  prior to maturity,  not declaring earned income dividends,  valuing portfolio securities on the basis of current market prices, if available,  or, if not available, at fair value,  and (considered  highly  unlikely by management of the Company and the Trust)  redemption of shares in kind
(i.e., with portfolio securities).

         A Fund's maximum  offering  price per Class A share,  other than for the ASAF JPM Money Market Fund, is determined by adding the maximum  sales  charge to the NAV per share.  Class A shares of the ASAF JPM Money  Market  fund,  Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                                               ADDITIONAL INFORMATION ON THE
                                             PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

         The Company's  Prospectus under "How to Buy Shares" describes  certain  reductions and/or waivers of sales charges and CDSC  that  apply to the  purchase  of Class A  Shares.  The  following  provides  more  specific  information  on such reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales  Charges.  No sales  charge is imposed  on sales of Class A shares  for the  following investors:  (1) the Investment Manager,  its parent company, any affiliate or subsidiary of the parent company; (2) present or former officers,  directors,  trustees and employees (and their parents,  spouses,  siblings and dependent  children) of the Company,  the Investment  Manager  (including its parent company or any affiliate or subsidiary of the parent  company)
or the Sub-advisors,  and any retirement plans established by such entities for their employees;  (3) accounts with respect to which any person described in (2) above acts as a custodian on behalf of a minor  (including  Uniform Gift to Minors Act and  Uniform  Transfer  to Minors Act  accounts);  (4) present  partners  and  employees  (and their  parents,  spouses and dependent  children) of the Transfer  Agent and the Company's or the Trust's legal counsel and  administrator;  (5) dealers that have a sales agreement with the  Distributor,  if they purchase shares for their own accounts or for retirement  plans for their employees;  (6) employees and registered  representatives (and their parents,  spouses and dependent children) of dealers or financial  institutions  that have entered into sales  arrangements with such dealers (and are identified to the
Distributor)  or with the  Distributor;  the  purchaser  must certify to the  Distributor  at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents,  spouse,  parents of spouse, or minor  children);  (7) employees (and their parents,  spouses and dependent  children) of firms providing the Company,  the
Trust  or  their   affiliates   with  regular   legal,   actuarial,   auditing,   underwriting,   claims,   administrative,
computer-support,  marketing,  office or other services;  (8) any  Sub-advisor of the Company or the Trust;  and (9) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The  Class A CDSC is  waived  in the  following  cases if  shares  are  redeemed  and the
Transfer Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under
"Special  Investment  Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special  Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase disability  (as  defined  by Section  72(m)(7)  of the Code);  (4)  distributions  or loans to  participants  of  qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum  distribution  from an IRA, SIMPLE
IRA or 403(b)(7)  plan equal to the  percentage of your plan assets held in Class A shares of the Company;  (6) the portion of any  substantially  equal periodic  payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company;  (7) the return of excess  contributions  made to your IRA,  SIMPLE IRA,
403(b)(7)  plan or 401(k) plan;  and (8) where the  shareholder  has made  arrangements  with the Company and the dealer of record waives its initial sales commission.

         Combined  Purchases.  Initial sales charge  reductions  are available by combining into a single  transaction  the purchase of Class A shares with the purchase of any other class of shares.  Qualifying  purchases  include:  (1) individual purchases by a trustee (or other  fiduciary) if the  investment is for a single trust estate or single  fiduciary  account, including an employee  benefit plan other than those  described  above;  and (2)  purchases by qualified  employee  benefit plans,  other than those described  above,  of a single  employer,  or of affiliated  employers as defined in the 1940 Act.
Purchases  made for  nominee  or street  name  accounts  (securities  held in the name of an  investment  dealer or another nominee such as a bank trust  department  instead of the  customer)  may not be aggregated  with  purchases  made for other accounts and may not be  aggregated  with other  nominee or street name accounts  unless  otherwise  qualified as described above.

         Rights of  Accumulation:  Each Fund offers to all qualifying  investors  certain  "rights of  accumulation"  under which  investors are permitted to purchase Class A shares of any Fund at the price  applicable to the total of (a) the then current  purchase amount plus (b) an amount equal to the then current NAV of the purchaser's  holdings of all shares of any
Fund of the  Company.  Acceptance  of the  purchase  order is  subject  to  confirmation  of  qualification.  A  qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of Intent:  Any person may qualify for a reduced  sales charge on purchases of Class A shares made within a thirteen-month  period  pursuant to a Letter of Intent  ("LOI").  In computing  the total amount  purchased for purposes of determining  the  applicable  sales  commission,  the  offering  price of shares  currently  held in the Funds  which  were purchased  within  90 days  from the  date of  acceptance  of the LOI may be used as a  credit  toward  Fund  shares  to be purchased under the LOI. Class A, B, C and X shares acquired  through the  reinvestment of  distributions do not constitute purchases  for  purposes of the LOI.  During the term of an LOI,  Boston  Financial  Data  Services,  Inc.,  the  Company's
transfer agent (the "Transfer  Agent"),  will hold shares in escrow to secure payment of the higher sales charge applicable for shares  actually  purchased if the amount  indicated on the LOI is not  purchased.  Dividends and capital gains will be paid on all escrowed  shares and these  shares will be released  when the amount  indicated on the LOI has been  purchased.
An LOI does not  obligate  the  investor  to buy or the Fund to sell the  indicated  amount  of the LOI.  If the  specified amount of the LOI is not  purchased,  the  shareholder  shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales  charge that would have been paid had the  aggregate  purchases  been made at a single time. If the Class A shareholder  does not (within  twenty days after a written  request by the Transfer  Agent) pay such  difference in sales  charge,  the Transfer  Agent will redeem an  appropriate  number of escrowed  shares in order to realize  such  difference.  Additional  information  about  the  terms  of the  LOI  are  available  from  your  registered representative.

SPECIAL REDEMPTIONS:

         Although it would not  normally do so, each Fund has the right to pay the  redemption  price of shares of the Fund in whole or in part in portfolio  securities  as prescribed by the  Directors of the Company.  When the  shareholder  sells portfolio  securities  received in this fashion,  he would incur a brokerage  charge.  Any such securities  would be valued for the  purposes  of making  such  payment  at the same value as used in  determining  NAV.  The Funds have  elected to be governed by Rule 18f-1 under the 1940 Act,  pursuant to which each Fund is obligated to redeem  shares  solely in cash from any one  account  during  any  90-day  period  up to the  lesser of  $250,000  or 1% of the NAV of the  applicable  Fund or
Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a  shareholder's  right of  redemption or postpone  payment for a redemption  for more than seven days,  unless the New York Stock  Exchange  ("NYSE") is closed for other than  customary  weekends  or  holidays,  or trading on the NYSE is  restricted,  or for any period  during which an emergency  exists as a result of which (1) disposal by a Fund or Portfolio of securities  owned by it is not reasonably  practicable,  or (2) it is not reasonably  practicable for a Fund to  fairly  determine  the  value of its  assets,  or for  such  other  periods  as the SEC may  permit  for the protection of investors.

         For further information  regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to
Redeem Shares," respectively, in the Company's Prospectus.

                                                  PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the  supervision  of the  Directors  of the Company and the  Trustees of the Trust,  where  applicable, decisions to buy and sell  securities for the Company and the Trust are made for each  Non-Feeder Fund and Portfolio by its respective  Sub-advisor.  Each  Sub-advisor  is authorized to allocate the orders placed by it on behalf of the  applicable
Fund or Portfolio to brokers who also provide  research or  statistical  material or other  services to the  Sub-advisor or the Fund or Portfolio  for the use of the  applicable  Fund or  Portfolio  and other  accounts as to which the  Sub-advisor exercises  investment  discretion.  Such  allocation  shall be in such amounts and  proportions  as the  Sub-advisor  shall determine.  The Sub-advisor  will report on allocations of brokerage  either to the Investment  Manager,  which will report on such  allocations  to the  Directors of the Company or the Trustees of the Trust,  where  applicable,  or, if requested, directly to the  Directors or Trustees.  These reports will  indicate the brokers to whom such  allocations  have been made and  the  basis  therefor.  The  Sub-advisor  may  consider  sale  of  shares  of the  Funds,  or may  consider  or  follow recommendations  of the  Investment  Manager that take such sales into  account,  as factors in the selection of brokers to effect  portfolio  transactions  for a Fund or Portfolio,  subject to the requirements of best net price available and most favorable  execution.  In this regard,  the Investment  Manager may direct certain of the  Sub-advisors  to try to effect a portion of their Fund or  Portfolio's  investment  transactions  through  broker-dealers  that sell  shares of the Fund (or corresponding  Fund,  in the case of the  Portfolios),  to the extent  consistent  with best net price  available  and most favorable execution.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate  orders to brokers or dealers  affiliated with the Sub-advisor or the Investment  Manager.  Such allocation  shall be in amounts and proportions as the Sub-advisor  shall  determine.  The  Sub-advisor  will report on these  allocations of brokerage  either to the Investment  Manager,  which will report on such allocations to the Directors of the Company or the
Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees.

         In  selecting a broker to effect each  particular  transaction,  each  Sub-advisor  will take the  following  into consideration:  the best net price available;  the reliability,  integrity and financial  condition of the broker; the size and  difficulty  in  executing  the order;  and the value of the  expected  contribution  of the  broker to the  investment performance  of the Fund on a continuing  basis.  Subject to such  policies and  procedures as the Directors of the Company and the  Trustees  of the Trust may  determine,  a  Sub-advisor  shall not be deemed to have  acted  unlawfully  or to have breached  any duty  solely by reason of its  having  caused a Fund or  Portfolio  to pay a broker  that  provides  research services to the  Sub-advisor  an amount of commission  for effecting an investment  transaction  in excess of the amount of commission  another broker would have charged for effecting that transaction,  if the Sub-advisor  determines in good faith that such amount of  commission  was  reasonable in relation to the value of the research  service  provided by such broker viewed in terms of either that particular  transaction or the Sub-advisor's  ongoing  responsibilities  with respect to the
Fund or  Portfolio  and other  accounts as to which the  Sub-advisor  exercises  investment  discretion.  Accordingly,  the amount of the  brokerage  commission  in any  transaction  may be greater  than that  available  from other  brokers if the difference  is  reasonably  justified  by other  aspects of the  services  offered.  For the period  from  commencement  of operations  until  October  31,  1997,  aggregate  brokerage  commissions  of $3,500 and  $17,817  were paid in relation to brokerage  transactions of the Company and the Trust,  respectively.  For the fiscal year ended October 31, 1998, aggregate brokerage  commissions  of $320,297 and $177,016  were paid in relation to  brokerage  transactions  of the Company and the
Trust,  respectively.  For the fiscal year ended  October 31, 1999,  aggregate  brokerage  commissions  of  $2,169,322  and
$853,911  were paid in relation to  brokerage  transaction  of the Company  and the Trust,  respectively.  The  increase in commissions paid is primarily the result of the increase in the Company's and Trust's net assets.

         During the period  ended  October 31,  1997 and the fiscal  years  ended  October  31, 1998 and October 31,  1999, brokerage  commissions were paid by the ASMT American Century  International Growth Portfolio to certain affiliates of Rowe
Price-Fleming  International,  Inc.,  the former  Sub-advisor  of the  Portfolio,  in the amount of $54,  $821 and  $1,924, respectively.  For the year ended October 31, 1999,  3.5% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing 3.7% of the Portfolio's total dollar amount of transactions  involving the payment of commissions.  During the fiscal year ended October 31, 1998,  brokerage  commissions were paid to NationsBanc  Montgomery  Securities  LLC, an affiliate of the former  Sub-advisor to the ASAF Alliance  Growth
Fund,  by this Fund in the amount of  $3,542.  During the fiscal  years  ended  October  31,  1998 and  October  31,  1999, brokerage  commissions were paid to J.P. Morgan Securities,  Inc., an affiliate of American Century Investment  Management,
Inc., by the ASAF American  Century  Strategic  Balanced  Fund in the amount of $735 and $150,  respectively.  For the year ended October 31, 1999,  .21% of the total  brokerage  commissions  paid by this Fund were paid to the  affiliated  broker, with respect to transactions  representing .13% of the Fund's total dollar amount of transactions  involving the payment of commissions.  During the fiscal  years ended  October 31, 1998 and October 31,  1999,  brokerage  commissions  were paid to
Neuberger  Berman,  LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF Neuberger Berman Mid-Cap Growth Fund
in the amount of $1,812 and  $10,650,  respectively.  For the year ended  October 31,  1999,  16.8% of the total  brokerage commissions paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing 17.5% of the
Fund's total dollar  amount of  transactions  involving the payment of  commissions.  During the fiscal years ended October
31, 1998 and October 31, 1999,  brokerage  commissions  were paid to Neuberger  Berman,  LLC by the ASAF  Neuberger  Berman
Mid-Cap  Value Fund in the amount of $688 and $28,311,  respectively.  For the year ended  October 31,  1999,  22.7% of the total  brokerage  commissions  paid by  this  Fund  were  paid to the  affiliated  broker,  with  respect  to  transactions representing  23.9% of the Fund's  total  dollar  amount of  transactions  involving  the payment of  commissions.  For the fiscal year ended October 31, 1999, brokerage commissions were paid to NationsBanc  Montgomery Services,  LLC, an affiliate of Marsico  Capital  Management,  LLC, by the ASAF Marsico  Capital Growth Fund in the amount of $28,029.  For that period,
4.4% of the  total  brokerage  commissions  paid  by  this  Fund  were  paid to the  affiliated  broker,  with  respect  to transactions representing 5.1% of the Fund's total dollar amount of transactions involving the payment of commissions.

         In addition,  as described above under "The Distribution  Plans," certain Funds and Portfolios  directed brokerage transactions  to a  broker-dealer  acting as the clearing firm for the Company's  Distributor,  which acted as  introducing broker in connection  with the  transactions.  The table below  reflects the commission  amounts  directed to such clearing firm for each such Fund or Portfolio,  the percentage of the Fund or Portfolio's  total  commissions this  represents,  and the percentage of the Fund or Portfolio's  total  transaction  value involving the payment of commissions that was directed in this manner.

------------------------------------------------------- ------------------ ------------------------ -------------------------
Fund Name                                                     Commissions          % of Total Fund  % of Dollar Amount of
                                                                                       Commissions  Fund Transactions
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Janus Overseas Growth Fund                                   499,227                     4.2%                      7.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASMT American Century International Growth Portfolio              $54,705                     5.7%                      6.7%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Janus Small-Cap Growth Fund                                  102,880                     6.5%                      4.5%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                          63,201                     9.3%                     12.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Neuberger Berman Mid-Cap Value Fund                          124,948                    16.7%                     18.4%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Marsico Capital Growth Fund                                  640,612                     3.2%                      2.8%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASMT Janus Capital Growth Portfolio                               580,029                    11.5%                     11.8%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF Alliance Growth and Income Fund                              209,798                    12.5%                     13.3%
------------------------------------------------------- ------------------ ------------------------ -------------------------
------------------------------------------------------- ------------------ ------------------------ -------------------------
ASAF INVESCO Equity Income Fund                                   214,833                    21.6%                     25.9%
------------------------------------------------------- ------------------ ------------------------ -------------------------

ALLOCATION OF INVESTMENTS:

         The  Sub-advisors of the Non-Feeder Funds and Portfolios have other advisory  clients,  some of which have similar investment  objectives  to one or more of the Funds or  Portfolios  for which  advisory  services  are being  provided.  In addition,  a Sub-advisor  may be engaged to provide  advisory  services for more than one Fund or Portfolio.  There will be times when a  Sub-advisor  may  recommend  purchases  and/or sales of the same  securities  for a Fund or Portfolio and the
Sub-advisor's  other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund or Portfolio  and its other  clients,  including  other Funds or  Portfolios  for which the  Sub-advisor provides advisory  services,  in a manner which the Sub-advisor deems equitable,  taking into consideration such factors as size of account,  concentration of holdings, investment objectives, tax status, cash availability,  purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

         Each Non-Feeder Fund and Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the  Sub-advisor  and/or the Investment  Manager  determines that such a disposition is in the Fund's or
Portfolio's  best  interest.  Portfolio  turnover  rates may  increase as a result of the need for a Fund or  Portfolio  to effect significant  amounts of purchases or redemptions of portfolio  securities due to economic,  market, or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  A high rate of portfolio  turnover  (generally in excess of 100%) involves  correspondingly  higher brokerage  commission expenses and other transaction costs, which must be ultimately borne by a Fund's  shareholders.  Trading in fixed income  securities does not generally  involve the payment of brokerage  commissions,  but does involve  indirect  transaction  costs.  High  portfolio  turnover rates may also generate larger  taxable  income and taxable  capital  gains than would result from lower  portfolio  turnover  rates and may create higher tax liability for a Fund's shareholders.

         The turnover rates for the ASAF Founders  International  Small  Capitalization Fund for the year ended October 31,
1998 and the year ended  October 31, 1999 were 49% and 268%,  respectively.  The  increase in portfolio  turnover  resulted primarily from a change in the portfolio  manager  responsible for the management of the Fund, who is expected to engage in more frequent  trading for the Fund than the prior  portfolio  manager.  The turnover rates for the ASAF  Neuberger  Berman
Mid-Cap  Value  Fund for the  period  ended  October  31,  1998 and the year  ended  October  31,  1999  were 3% and  126%, respectively.  The Fund  commenced  operations  on August 19, 1998,  and the turnover rate for the period ended October 31,
1998  reflects the short length of the period and the fact that the Fund's  Sub-advisor  primarily  was  acquiring,  rather than  trading,  portfolio  securities  during the period.  The  turnover  rates for the ASAF  Alliance  Growth Fund for the period  ended  October 31, 1998 and the year ended  October  31, 1999 were 207% and 320%,  respectively.  OppenheimerFunds,
Inc.  became the Fund's  Sub-advisor on December 31, 1998 and there was a change in the portfolio  manager  responsible for the  management of the Fund during 1999.  Trading  precipitated  by these changes  resulted in the unusually high portfolio turnover  for the year ended  October 31, 1999.  The turnover  rates for the ASMT PIMCO Total Return Bond Fund for the year ended  October 31, 1998 and the year ended October 31, 1999 were 418% and 145%,  respectively.  The  substantial  reduction in the portfolio turnover rate was caused in large part by the Fund's decreased use of certain derivative instruments.

         A 100% portfolio  turnover rate would occur if all of the  securities in a portfolio of investments  were replaced during a given period.  For  additional  information  regarding  portfolio  turnover,  see the Company's  Prospectus  under
"Portfolio Turnover" and "Financial Highlights."

                                               ADDITIONAL TAX CONSIDERATIONS

         Federal  Income Tax  Consequences.  Each Fund is treated as a separate  entity for  federal  income tax  purposes.
Each Fund has  qualified  and elected or intends to qualify  and elect to be treated as a  "regulated  investment  company"
under  Subchapter M of the Internal  Revenue Code of 1986, as amended (the  "Code"),  and intends to continue to so qualify in the future. As a regulated  investment  company,  a Fund must, among other things,  (a) derive at least 90% of its gross income from  dividends,  interest,  payments  with respect to loans of stock and  securities,  gains from the sale or other disposition  of stock,  securities or foreign  currency and other income  (including but not limited to gains from options, futures,  and forward  contracts)  derived with respect to its business of investing in such stock,  securities  or foreign currency;  and (b) diversify its holdings so that, at the end of each quarter of its taxable year,  (i) at least 50% of the value of the Fund's total assets is  represented  by cash,  cash items,  U.S.  Government  securities,  securities of other regulated investment  companies,  and other securities limited, in respect of any one issuer, to an amount not greater than
5% of the Fund's total assets,  and 10% of the outstanding  voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the  securities  of any one issuer (other than U.S.  Government  securities or securities  of other  regulated  investment  companies).  As a  regulated  investment  company,  a Fund (as  opposed to its shareholders)  will not be  subject  to  federal  income  taxes on the net  investment  income  and  capital  gain  that it distributes  to its  shareholders,  provided  that at least 90% of its net  investment  income and realized net  short-term capital gain in excess of net long-term  capital loss for the taxable year is  distributed  in  accordance  with the Code's timing  requirements  (the  "Distribution  Requirement").  For  additional  information  regarding the Funds'  treatment as regulated  investment  companies  under the Code, and certain  consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

         Each Fund will be subject to a 4%  non-deductible  federal  excise tax on a portion of its  undistributed  taxable income and capital  gains if it fails to meet  certain  distribution  requirements  by the end of the calendar  year.  Each
Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder  Funds will invest all of its  investable  assets in a  corresponding  Portfolio  of the Trust.
Each such Fund will be deemed to own a  proportionate  share of its  corresponding  Portfolio's  assets  and income for the purpose of determining whether the Fund qualifies as a regulated  investment company.  Accordingly,  each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or Portfolio acquires stock in certain non-U.S.  corporations ("passive foreign investment companies" or
"PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest,  dividends,  rents, royalties  or  capital  gains) or at least 50% of whose  average  assets  produce  or are held for the  production  of such passive income,  that Fund (or, in the case of a Portfolio,  its corresponding  Fund indirectly through its interest in the
Portfolio) could be subject to federal income tax and additional interest charges on "excess  distributions"  received from such  companies  or gain  from the sale of stock in such  companies,  even if the Fund  distributes  its  share of the PFIC income as a taxable dividend to its  shareholders.  A certain election  (treating the PFIC as a "qualified  electing fund")
filed with the Fund's  federal  income tax return may, if available,  ameliorate  these adverse tax  consequences,  but any such election  would require the  applicable  Fund to recognize  ordinary  taxable  income and net capital gain of the PFIC without  the  corresponding  receipt  of cash which may need to be  distributed  by the Fund to  satisfy  the  Distribution
Requirement.

         Pursuant to proposed  regulations,  open-end regulated investment companies such as the Funds would be entitled to avoid the tax  consequences  described  in the  previous  paragraph  by electing to  mark-to-market  their stock in certain
PFICs.  Marking to market in this context  means  recognizing  as gain for each  taxable year the excess,  as of the end of that year, of the fair market value of each PFIC's stock over the owner's  adjusted basis in that stock  (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses realized by a Fund (directly,  or through its interest in a Portfolio) in connection with certain transactions  involving  foreign  currency-denominated  debt  securities,  certain  foreign  currency  futures and options, foreign currency forward contracts,  foreign  currencies  themselves,  or payables or receivables  denominated in a foreign currency are generally treated as ordinary income and loss.

         Some  Funds,  or, in  certain  cases,  the  Portfolio  in which a Fund may invest  its  assets,  may be subject to withholding  and other taxes imposed by foreign  countries  with respect to their  investments in foreign  securities.  Tax conventions  between  certain  countries  and the U.S. may reduce or  eliminate  such taxes.  A Fund,  more than 50% of the value of whose  total  assets at the  close of a  taxable  year  (held  directly  or  indirectly  through  a  corresponding
Portfolio)  consists of stock or securities in foreign  corporations,  may elect to  "pass-through"  these foreign taxes to its  shareholders,  in which case each  shareholder  will be required to include its pro rata portion  thereof in its gross income but, if it itemizes  deductions,  will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio that invests in zero coupon  securities or in other securities with original issue discount
(or securities with market discount,  if the Fund or Portfolio elects to include market discount in income  currently) must accrue such discount income currently even if no corresponding  payment is received.  However,  because income subject to a
Fund's Distribution  Requirement  includes such accrued discount,  to satisfy that requirement,  a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous  circumstances,  or borrow, to generate the needed cash.

         Forward  currency  contracts,  options  and  futures  contracts  entered  into by a Fund or  Portfolio  may create
"straddles"  for federal income tax purposes with other such contracts or with  securities  positions,  and this may affect the  character  and timing of gains or losses  realized by the Fund (or, in the case of a Portfolio,  by its  corresponding
Fund) on such  contracts,  options or  securities.  Certain  straddles  treated as short  sales for tax  purposes  may also result in the loss of the holding  period of  securities  included in the straddles for purposes of the 30% of gross income test described above, and therefore,  a Fund's or Portfolio's  ability to enter into forward  currency  contracts,  options and futures contracts may be limited.

         Certain  options,  futures and foreign  currency  contracts held by a Fund or Portfolio at the end of each taxable year will be required to be  "marked-to-market"  for federal  income tax  purposes -- i.e.,  treated as having been sold at market value.  For options and futures  contracts,  60% of any gain or loss  recognized on these deemed sales and on actual dispositions  will be treated as long-term  capital gain or loss, and the remainder  will be treated as short-term  capital gain or loss  regardless  of how long the Fund or  Portfolio  has held  such  options  or  futures.  However,  gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio  satisfies  certain  requirements,  any  increase in value of a position  that is part of a
"designated  hedge" will be offset by any decrease in value (whether  realized or not) of the offsetting  hedging  position during  the  period of the hedge for  purposes  of  determining  whether  the Fund  (or,  in the case of a  Portfolio,  its corresponding  Fund)  satisfies  the 30% gross  income test  above.  Thus,  only the net gain (if any) from the  designated hedge will be included in gross income for purposes of that  limitation.  Each Fund or Portfolio  will consider  whether it should seek to satisfy those  requirements to enable the Fund (or, in the case of a Portfolio,  its corresponding  Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant  $1.00 per share NAV, the  Directors  of the ASAF JPM Money Market Fund (the "Money  Market
Fund") may direct that the number of  outstanding  shares be reduced pro rata. If this  adjustment is made, it will reflect the lower  market  value of portfolio  securities  and not realized  losses.  The  adjustment  may result in a  shareholder having more  dividend  income than net income in his account  for a period.  When the number of  outstanding  shares of the
Money Market Fund is reduced,  the shareholder's  basis in the shares of the Fund may be adjusted to reflect the difference between  taxable  income and net dividends  actually  distributed.  This  difference may be realized as a capital loss when the shares are liquidated.

         Distributions  from a Fund's current or accumulated  earnings and profits ("E&P"),  as computed for federal income tax  purposes,  will be  taxable  as  described  in the  Company's  Prospectus  whether  taken in shares or in cash.  These distributions  will be treated as  dividends,  but will  qualify for the 70%  dividends-received  deduction  for the Fund's corporate  shareholders  only to the extent  designated in a notice to the Fund's  shareholders  as being  attributable  to dividends  received by the Fund.  Distributions,  if any, in excess of E&P will constitute a return of capital,  which will first  reduce an  investor's  tax basis in a Fund's  shares  and  thereafter  (after  such  basis is  reduced to zero) will generally give rise to capital  gains.  Shareholders  electing to receive  distributions  in the form of additional  shares will have a cost basis for federal  income tax  purposes  in each share so received  equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an  investor's  purchase of shares of a Fund (other than the Money Market  Fund),  a portion of the purchase  price is often  attributable  to realized or unrealized  appreciation  in the Fund's  portfolio or  undistributed taxable income of the Fund.  Consequently,  subsequent  distributions  from such  appreciation  or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the  distributions,  reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a  redemption  of shares of a Fund,  other than the Money Market Fund  (including  an exchange for other Fund shares),  a  shareholder  may realize a taxable  gain or loss.  Such gain or loss will be capital if the shares are capital assets  in the  shareholder's  hands  and  will be  long-term  or  short-term  capital  gain or  loss,  depending  upon the shareholder's  holding period for the shares.  A sales charge paid in purchasing  shares of a Fund ("load  charge")  cannot be taken into account for  purposes of  determining  gain or loss on the  redemption  or exchange of such shares  within 90 days after their purchase to the extent shares of the same or another Fund are  subsequently  acquired without payment of a load charge pursuant to a reinvestment or exchange  privilege.  Such  disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently  acquired.  Also, any loss realized on a redemption or exchange of shares of a Fund will be  disallowed  to the extent the shares  disposed  of are  replaced  with shares of the same Fund within a period of 61 days  beginning 30 days before and ending 30 days after such  disposition.  In such a case, the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss.  If Fund shares are  redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term,  instead of  short-term,  capital loss to the extent of any capital gains distributions received on those shares.

         Each  shareholder  will be required to furnish its social security or taxpayer  identification  number and certify that such number is correct and that the  shareholder  is not subject to back-up  withholding  for failure to report income to the IRS.  Failure to comply with applicable IRS regulations,  including the  certification  procedures  described above, may  result  in the Fund  being  required  to  collect  back-up  withholding  at a 31% rate on  taxable  distributions  and redemptions to the shareholder.

         Different  tax  treatment,   including   penalties  on  certain  excess   contributions  and  deferrals,   certain
pre-retirement and post-retirement  distributions and certain prohibited transactions,  is accorded to shareholder accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

         The foregoing  discussion  relates  solely to federal  income tax law as applicable to U.S.  persons  (i.e.,  U.S.
citizens or residents and U.S.  domestic  corporations,  partnerships,  trusts or estates)  generally.  The discussion does not  address  special  tax rules  applicable  to certain  classes of  investors,  such as  tax-exempt  entities,  insurance companies, and financial institutions.

         A foreign  shareholder  (i.e., a nonresident alien  individual,  foreign trust or estate,  foreign  corporation or foreign  partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively  connected will be subject to federal  income tax  treatment  that is different  from that  described  above.  These  investors may be subject to U.S.  withholding  tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary  dividends  from a Fund and,  unless an effective  IRS Form W-8 or  authorized  substitute  is on file,  to backup withholding  at the rate of 31% on certain other payments from the Fund.  Distributions  treated as long term capital gains to foreign  shareholders will not be subject to federal income tax unless the distributions are effectively  connected with the shareholder's  U.S. trade or business or, in the case of a non-resident  alien  individual,  the shareholder is present in the U.S.  for more than 182 days during the taxable  year and  certain  other  conditions  are met.  Non-U.S.  investors should consult their tax advisers  regarding  such  treatment and the  application of foreign taxes to an investment in any
Fund.

         State and Local Tax  Consequences.  Each Fund may be subject  to state or local  taxes in  jurisdictions  in which such Fund may be deemed to be doing business.  In addition,  in those states or localities  which have income tax laws, the treatment  of such Fund and its  shareholders  under such laws may differ from their  treatment  under  federal  income tax laws, and investment in such Fund may have different tax  consequences  for  shareholders  than would direct  investment in such Fund's (or, in the case of a Feeder Fund, its corresponding  Portfolio's)  portfolio  securities.  Shareholders should consult their own tax advisers with respect to any state or local taxes.

                                              CAPITAL STOCK OF THE COMPANY &
                                              PRINCIPAL HOLDERS OF SECURITIES

         Capital Stock.  The authorized  capital stock of the Company consists of the following shares (par value $.001 per share): ASAF Founders  International Small  Capitalization Fund (190 million);  ASAF American Century  International Growth
Fund (190 million);  ASAF AIM International Equity Fund (190 million);  ASAF Janus Overseas Growth Fund (100 million); ASAF
Janus  Small-Cap  Growth Fund (100 million);  ASAF Kemper  Small-Cap  Growth Fund (190  million);  ASAF T. Rowe Price Small
Company Value Fund (190 million);  ASAF Janus Mid-Cap Growth Fund (190 million);  ASAF Neuberger Berman Mid-Cap Growth Fund
(190 million);  ASAF Neuberger Berman Mid-Cap Value Fund (190 million);  ASAF Alger All-Cap Growth Fund (190 million); ASAF
Gabelli  All-Cap Value Fund (190 million);  ASAF INVESCO  Technology  Fund (190 million);  ASAF Rydex Managed OTC Fund (190 million);  ASAF Alliance  Growth Fund (190 million);  ASAF Marsico  Capital  Growth Fund (190 million);  ASAF Janus Capital
Growth Fund (300 million);  ASAF Sanford  Bernstein  Managed Index 500 Fund (190 million);  ASAF Alliance Growth and Income
Fund (190  million);  ASAF MFS Growth with Income Fund (190 million);  ASAF INVESCO Equity Income Fund (190 million);  ASAF
American  Century  Strategic  Balanced Fund (190 million);  ASAF  Federated High Yield Bond Fund (190 million);  ASAF PIMCO
Total Return Bond Fund (190 million); and ASAF JPM Money Market Fund (1.01 billion).

         Description of Shares. The Company currently has twenty-five  separate series of shares,  each of which is divided into Class A, B, C and X shares.  The Directors of the Company are  authorized to establish,  from time to time and without shareholder  approval,  additional  series or classes of shares.  The assets of each  series of shares  belong only to that series,  and the  liabilities  of each series are borne solely by that series and no other.  Shares of each Fund  represent equal  proportionate  interests  in the  assets  of that  Fund  only  and  have  identical  voting,  dividend,  redemption, liquidation,  and other rights.  Each class of shares,  however,  bears  different  sales  charges,  distribution  fees and related  expenses,  and has exclusive  voting rights with respect to its respective  12b-1  Distribution  and Service Plan.
All shares issued are fully paid,  non-assessable and freely  transferable,  and have no preference,  preemptive or similar rights.

         Shareholder  Voting and Meetings.  The shares of the Funds are entitled to vote  separately to approve  investment advisory  agreements or changes in investment  restrictions,  but  shareholders of all series vote together in the election and selection of directors.  Each  shareholder  is entitled to one vote for each share (and to the  appropriate  fractional vote for each fractional  share) of the Funds held upon all matters submitted to the shareholders  generally.  Shareholders of all Funds and classes will vote  together as a single class,  except when  otherwise  required by  applicable  law or as determined  by the  Directors of the Company;  and provided that  shareholders  of a particular  Fund or class shall not be entitled to vote on any matter  which does not affect any interest of that Fund or class,  except as otherwise  required by applicable  law.  The  Directors of the Company do not intend to hold annual  meetings of  shareholders  of the Funds,  and will call special  meetings of  shareholders  of a Fund only if required  under the 1940 Act and other  applicable  law, in their  discretion  or upon written  request of holders of 10% or more of the  outstanding  shares of that Fund  entitled to vote.  Although Directors are not elected annually by the shareholders,  shareholders have under certain  circumstances the right to remove one or more  Directors.  If required by applicable  law, a meeting will be held to vote on the removal of a
Director  or  Directors  of the  Company  if  requested  in writing  by the  holders of not less than 10% of the  Company's outstanding shares.

         The following table lists persons owning more than 5% of any class of the Fund's  outstanding  shares as of August
1, 2000.
                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                          ----------------------------------------------------------------------

                                                   As of August 1, 2000
                                                   --------------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
          Fund and Share Class                      Owner Name                          Address                   Percent
                                                                                                                 Ownership
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

ASAF Founders International Small         N/A                              N/A                                           N/A
Capitalization Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF AIM International Equity Fund        N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Overseas Growth Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       Norwest Bank Minnesota, NA       P.O. Box 1533                               6.66%
Growth Fund Class A                       American Skandia #5000149000     Minneapolis, MN 55480

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century International       N/A                              N/A                                           N/A
Growth Fund Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Small-Cap Growth Fund          N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Kemper Small-Cap Growth Fund         American Skandia Investment      One Corporate Drive                         9.40%
Class A                                   Services, Inc.                   Shelton, CT 06484
                                          Fund Investment Seeding Account

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          Delaware Charter Guar & Trust    6918 Shallowford Road, Ste 302              5.53%
                                          Galen Medical Group Employee     Chattanooga, TN 37421
                                          Retirement Savings Plan 401(k)

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Kemper Small-Cap Growth Fund         N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF T. Rowe Price Small Company Value    N/A                              N/A                                           N/A
Fund
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth      N/A                              N/A                                           N/A
Fund Class A, B, C and X

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value       N/A                              N/A                                           N/A
Fund Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth Fund                 N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Marsico Capital Growth Fund          N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Janus Capital Growth Fund            N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Sanford Bernstein Managed Index      N/A                              N/A                                           N/A
500 Fund
Class A, B and C
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Sanford Bernstein Managed Index      State Street Bank & Trust Co.    7121 Cutter Ct                              5.92%
500 Fund                                  Cust for the IRA rollover of     Parkland, FL 33067
Class X                                   Richard O. Lee

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
                                          State Street Bank & Trust Co.    2230 S. Wedgewood Drive                     5.10%
                                          Cust for the IRA of Odeen        Saint George, UT 84770
                                          Manning

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Alliance Growth and Income Fund      N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class A  Marquette Trust Company          12727 Greenfield Road                       7.77%
                                          B&B Universal Distributor Inc.   Detroit, MI 48227
                                          PSP

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF MFS Growth with Income Fund Class    N/A                              N/A                                           N/A
B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF INVESCO Equity Income Fund           N/A                              N/A                                           N/A
Class A, B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           Fahnestock & Co. Inc. FBO        125 Broad Street                            9.86%
Balanced Fund Class A                     A320149329                       New York, NY 10004
                                          City of Waterbury

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF American Century Strategic           N/A                              N/A                                           N/A
Balanced Fund Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Federated High Yield Bond Fund       Marquette Trust Company          56 Washington Street, Ste 401              10.67%
Class A                                   Blachly, Tabor, Bozik & Hartman  Valparaiso, IN 46383
                                          401k Plan

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF Federated High Yield Bond Fund       N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF PIMCO Total Return Bond Fund         N/A                              N/A                                           N/A
Class A and B
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF PIMCO Total Return Bond Fund         Raymond James & Assoc Inc. FBO   411 W. Tipton Street                        7.63%
Class C                                   Jackson County Schneck           Seymour, IN 47274
                                          Memorial Hospital

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF PIMCO Total Return Bond Fund         N/A                              N/A                                           N/A
Class X
----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                Strategic Investors LLC          4111 E 37th Street N                        5.15%
Class A                                                                    Wichita, KS 67220

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------

----------------------------------------- -------------------------------- ----------------------------------- --------------
----------------------------------------- -------------------------------- ----------------------------------- --------------
ASAF JPM Money Market Fund                N/A                              N/A                                           N/A
Class B, C and X
----------------------------------------- -------------------------------- ----------------------------------- --------------

                                                     OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders of each Fund are provided unaudited semi-annual  financial statements,  as well as year-end financial
statements  audited  by  the  Company's  independent  public  accountants.   Each  Fund's  financial  statements  show  the
investments  owned  by the  Fund  or its  corresponding  Portfolio,  where  applicable,  and  the  market  values  thereof.
Additionally,  each Fund's financial  statements provide other information about the Fund and its operations,  including in the case of the Feeder Funds, the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:

         pFPC Trust Company,  located at Airport Business Center,  International Court 2, 200 Stevens Drive,  Philadelphia,
Pennsylvania  19113,  serves as  custodian  for all  domestic  cash and  securities  holdings  of the Funds and  Portfolios investing  primarily in domestic  securities.  The Chase Manhattan Bank,  located at One Pierrepont  Plaza,  Brooklyn,  New
York  11201,  serves  as  custodian  for all  cash  and  securities  holdings  of the  ASAF  Founders  International  Small
Capitalization  Fund, the ASAF American  Century  International  Growth Fund (and  corresponding  Portfolio),  the ASAF AIM
International  Equity Fund, and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign  securities  holdings of the Funds and Portfolios which invest primarily in domestic securities.

TRANSFER AGENT:

         Boston  Financial  Data  Services,  Inc. (the "Transfer  Agent," as previously  defined),  located at Two Heritage
Drive,  Quincy,  Massachusetts  02171, serves as the transfer agent and dividend paying agent for the Company. In addition,
American  Skandia  Fund  Services,  Inc.,  an  affiliate of ASISI and the  Company,  provides  certain  shareholder-related services to the Company.  ASAF pays ASFS  per-service  fees for such services at rates  identical to those that are payable by ASAF to the Transfer Agent for performing equivalent services.

INDEPENDENT ACCOUNTANTS:

         PricewaterhouseCoopers  LLP,  located at Two  Commerce  Square,  Suite  1700,  2001 Market  Street,  Philadelphia,
Pennsylvania  19103,  has been selected as the independent  certified  public  accountants of the Company,  providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

         Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia,  PA 19103-7098,  serves as counsel to the Company.

REGISTRATION STATEMENT:

         This SAI and the Company's  Prospectus do not contain all the information  included in the Company's  Registration
Statement  filed with the SEC under the Securities Act of 1933 with respect to the  securities  offered by the  Prospectus.
The Registration  Statement,  including the exhibits filed  therewith,  may be examined at the SEC's offices in Washington,
D.C. The SEC maintains a Website  (http://www.sec.gov)  that contains this SAI,  material  incorporated  by reference,  and other information regarding the Funds and Portfolios.

                                                   FINANCIAL STATEMENTS

         Audited financial  statements of each Fund for the period ended October 31, 1999,  together with the notes thereto and the report of  PricewaterhouseCoopers  LLP, as well as Unaudited  Financial  Statements for the period ending April 30,
2000, are attached to this SAI.

                              FINANCIAL STATEMENTS

         Audited financial  statements of each Fund for the period ended October
31,   1999,    together   with   the   notes   thereto   and   the   report   of
PricewaterhouseCoopers  LLP, as well as Unaudited  Financial  Statements for the period ending April 30, 2000, are attached to this SAI.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                        ASAF JANUS SMALL-CAP GROWTH FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
                    ASAF LORD ABBETT GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                       ASAF AIM INTERNATIONAL EQUITY FUND
                   ASAF BANKERS TRUST MANAGED INDEX 500 FUND
                        ASAF MFS GROWTH WITH INCOME FUND
                       ASAF KEMPER SMALL-CAP GROWTH FUND

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

- -----------------------------------------------------
                                SHARES          VALUE
- -----------------------------------------------------

FOREIGN STOCK -- 80.5%
  AUSTRALIA -- 1.0%
    AAPT Ltd.*                  99,500   $    397,703
    IBA Technologies Ltd.
      144A*                    352,850        261,482
    ISIS Communications
      Ltd.*                    679,600        341,035
    Keycorp Ltd.*               24,325        124,196
    M2M Corp. Ltd.*             44,825          7,847
    Solutions Ltd.*             34,775        103,487
    Sustainable
      Technologies*            531,725         58,951
                                         ------------
                                            1,294,701
                                         ------------
  AUSTRIA -- 0.4%
    Cybertron Telekon AG*        3,325        561,141
                                         ------------

  BELGIUM -- 0.1%
    Custom Silicon
      Configuration
      Services*                 10,000        187,718
                                         ------------

  BRAZIL -- 0.9%
    Celular CRT
      Participacoes SA*            750        282,635
    Cia de Tran Paulsita*       44,450        170,218
    Companhia Riograndense
      de Tele Comunicacoes*      1,965        698,032
    Empresa Paulista de
      Transmisao de
      Enegeria Electrica*        6,325         59,589
    Siderurgica Bego
      Mineira*                     200         15,739
                                         ------------
                                            1,226,213
                                         ------------

  CANADA -- 1.2%
    Burntsand Warrants*+        23,188        111,115
    Certicom Corp.*              4,575        233,125
    NHC Communications,
      Inc.*                      2,200         11,804
    NHC Communications,
      Inc. Warrants*+           13,525         72,570
    OCI Communications,
      Inc. Warrants*+           17,992        195,505
    Precision Drilling
      Corp.*                    30,325        963,991
    StressGen
      Biotechnologies
      Corp.*                    14,150         51,093
                                         ------------
                                            1,639,203
                                         ------------

  CHINA -- 2.0%
    Beijing Yanhua
      Petrochemical Co.
      Ltd.*                  4,496,000        536,820
    China Shipping
      Development Co. Ltd.*  3,738,000        446,315
    China Southern
      Airlines*              2,774,000        509,286
    Shanghai Petrochemical
      Co. Ltd.*              5,538,000        746,555

                                SHARES          VALUE
- -----------------------------------------------------

- -----------------------------------------------------

    Shanghai Petrochemical
      Co. Ltd. [ADR]*            1,700   $     24,438
    Yanzhou Coal Mining Co.
      Ltd.*                  1,952,000        390,952
                                         ------------
                                            2,654,366
                                         ------------

  DENMARK -- 0.8%
    DSV, De Sammensluttede
      Vognmaend AS*             28,450        747,655
    Neurosearch AS*              1,650        106,488
    Vestas Wind Systems AS
      144A                         550        184,202
                                         ------------
                                            1,038,345
                                         ------------

  FINLAND -- 2.4%
    Alma Media Corp.*            6,600        282,671
    Comptel Oyj 144A*           41,825        947,493
    Eimo Oyj*                   22,525        205,260
    JOT Automation Group
      Oyj                       46,400        336,143
    KCI Konecranes
      International*             6,975        231,994
    Menire Oyj*                 18,000        123,019
    Teleste Oyj*                40,025      1,055,890
                                         ------------
                                            3,182,470
                                         ------------

  FRANCE -- 6.2%
    A Novo*                      2,272        501,857
    April SA*                    3,000        530,349
    BVRP Software*               2,834        273,744
    Carbone Lorraine SA*        11,050        483,329
    Cerep SA*                   12,225        712,964
    Devoteam SA*                   950        131,585
    Elior 144A*                 28,525        311,142
    Etam Developpement SA*      12,625        285,313
    Faurecia*                   15,375        580,736
    Groupe Darmon*                 575         64,606
    ILOG SA [ADR]*               6,400        230,400
    Info Realite*                4,500        149,673
    Manitou B.F. SA*             3,350        268,637
    Mediagerance SA*             1,275        106,774
    Neopost SA*                 10,275        272,467
    Penauille Polyservices*        875        529,837
    Pierre & Vacances*           3,275        169,511
    Pinguely-Haulotte*           7,350      1,158,704
    Societe Manutan*             5,800        482,545
    Systar*                      4,675         99,261
    XRT-CERG*                    2,275        265,357
    Zodiac SA*                   3,625        640,508
                                         ------------
                                            8,249,299
                                         ------------

  GERMANY -- 7.9%
    ACG AG*                      1,300        310,373
    Adcon Telemetry AG*         33,325        768,297
    Articon Information
      Systems AG*                2,797        193,707
    BMP AG*                      3,125         68,344

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- -----------------------------------------------------
                                SHARES          VALUE
- -----------------------------------------------------

    Ce Consumer Electronic
      AG                           550   $     87,708
    Comroad AG*                  1,125        156,337
    COR Insurance
      Technologies AG*          41,475        646,281
    Dis Deutscher Industrie
      Service AG*                5,525        699,820
    GFK AG 144A*                 5,800        228,852
    Highlight
      Communications AG*        18,625        760,349
    Hugo Boss AG*                4,500        711,461
    Intertainment AG*            6,600        625,484
    Kamps AG*                        6            198
    Kontron Embedded
      Computers*                 4,575        237,007
    Muehlbauer Holding AG &
      Co.*                       3,700        236,015
    MWG Biotech AG*              1,350        241,118
    Norcom Information
      Technology AG*             3,200        253,693
    Pandatel AG*                 4,725        613,558
    RT-SET Ltd. 144A*           29,625        593,909
    SER Systeme AG*             13,300        561,141
    SZ Testsysteme AG*          25,525        651,273
    Tecis Holding AG*            2,800        372,520
    Thiel Logistik AG 144A*     12,300        764,413
    Tiscon Infosystems AG*       4,275        348,657
    Zapf Creation AG*            4,950        297,706
                                         ------------
                                           10,428,221
                                         ------------
  GREECE -- 0.7%
    BWT AG*                        950        279,618
    Techem AG 144A*             22,700        589,535
                                         ------------
                                              869,153
                                         ------------

  HONG KONG -- 4.3%
    Angang New Steel Co.
      Ltd.*                  4,470,000        367,288
    Automated Systems
      Holdings Ltd.            478,000        322,186
    Brilliance China
      Automotive Holdings
      Ltd. [ADR]*               17,585        285,756
    City Telecom Ltd.*         926,000        323,964
    Dah Sing Financial
      Group*                    80,400        314,829
    Espirit Holdings Ltd.*      70,000         74,593
    Founders Holdings Ltd.*    782,000        449,282
    Giordano International
      Ltd.*                    450,000        736,618
    Great Eagle Holdings
      Ltd.*                    239,000        408,102
    Huaneng Power
      International, Inc.*   3,062,000        699,753
    JCG Holdings Ltd.          138,000         71,755
    Jiangxi Copper Co.
      Ltd.*                    502,000         41,893
    Nanjing Panda
      Electronics Co. Ltd.*    642,000        267,878
    NG Fung Hong Ltd.*         466,000        233,330

                                SHARES          VALUE
- -----------------------------------------------------

- -----------------------------------------------------

    Quality Healthcare Asia
      Ltd.*                    530,000   $    217,744
    Shenzhen Expressway
      Co.*                   1,126,000        125,770
    Wing Hang Bank Ltd.*       169,000        414,419
    Yuxing Infotech
      Holdings Ltd.*           438,000        365,516
                                         ------------
                                            5,720,676
                                         ------------

  IRELAND -- 1.3%
    DCC PLC*                    52,850        522,533
    Grafton Group PLC            1,975         40,944
    ITG Group PLC 144A*         35,508        405,107
    Trinity Biotech PLC
      [ADR]*                   199,250        797,000
                                         ------------
                                            1,765,584
                                         ------------

  ISRAEL -- 1.6%
    BreezeCom Ltd.*             38,100      1,047,750
    On Track Innovations
      Ltd.*                     25,725        526,273
    Radware Ltd.*               18,800        507,600
                                         ------------
                                            2,081,623
                                         ------------

  ITALY -- 0.7%
    AISoftw@re SPA*                600         94,588
    Buzzi Unicem SPA*           43,500        368,647
    Caltagirone SPA*            56,700        188,072
    Ericsson SPA*                5,700        310,610
                                         ------------
                                              961,917
                                         ------------

  JAPAN -- 16.5%
    Aderans Co. Ltd.*           11,800        514,270
    Amada Co.*                  99,000        901,403
    Colin Corp.*                 7,000        848,512
    Enplas Corp.                11,700        591,108
    Furukawa Co. Ltd.*         299,000        567,170
    Futaba Corp.*               58,000        615,574
    Harmonic Drive Systems,
      Inc.*                        160        416,021
    Hisamitsu
      Pharmaceutical Co.*       13,000        319,973
    Hitachi Transport
      System Ltd.*              31,000        141,989
    Homac Corp.*                12,200        302,540
    Hunet, Inc.*               103,000        533,720
    Ichiyoshi Securities
      Co. Ltd.*                126,000      1,198,539
    Idec Izumi Corp.*           63,500      1,010,627
    Jac Co. Ltd.*                2,500        180,667
    Japan Business Computer
      Co. Ltd.*                  3,000        139,907
    Joint Corp.*                19,500        676,635
    Katokichi Co. Ltd.*         20,000        486,714
    Koa Corp.*                  16,000        464,877
    Koei Co. Ltd.*              15,100        542,122
    Matsuya Foods Co. Ltd.*     18,000        526,318
    Micronics Japan Co.
      Ltd.*                      4,600         92,790

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

- -----------------------------------------------------
                                SHARES          VALUE
- -----------------------------------------------------

    Moritex Corp.                8,000   $    599,603
    Mycal Card, Inc.*            9,900        367,340
    Nicheli Corp.*             199,000        504,536
    Nippon Thompson Co.
      Ltd.*                     72,000        746,838
    Paltek Corp.*                4,000        126,583
    Seiyu Ltd.*                230,000        689,543
    Shimachu Co. Ltd.*          66,200      1,127,105
    Stella Chemifa Corp.*        6,000        499,669
    Sumisho Lease Co. Ltd.*     45,000        824,454
    The Daimaru, Inc.*         222,000        733,347
    Tohoku Pioneer Corp.*       11,000        748,115
    Toko, Inc.*                124,000      1,032,649
    Toky Individualized
      Educational
      Institute, Inc.*           9,000        387,243
    Tsubakimoto Chain Co.*      50,500        631,767
    Xebio Co. Ltd.*             40,300        753,260
    Yamaichi Electronic Co.
      Ltd.*                      7,300        263,437
    Yokowo Co. Ltd.             31,000        872,015
                                         ------------
                                           21,978,980
                                         ------------

  MALAYSIA -- 0.3%
    Abric Berhad*              108,000        383,693
                                         ------------

  NETHERLANDS -- 2.3%
    BE Semiconductor
      Industries NV*            16,900        343,424
    Beter Bed Holding NV         8,875        298,424
    IFCO Systems NV*             9,225        226,550
    Meta4 NV*                    2,750         31,324
    PinkRoccade NV*             11,425        718,364
    Unique International
      NV*                       13,275        305,446
    Unit 4*                     16,300        824,366
    Wegener Arcade NV*          16,625        256,785
                                         ------------
                                            3,004,683
                                         ------------

  NEW ZEALAND -- 0.3%
    Advantage Group Ltd.*      229,675        407,591
                                         ------------
  NORWAY -- 0.6%
    C.Rel ASA 144A*             90,125        130,955
    Smedvig ASA Cl-B*           34,975        439,789
    Software Innovation
      ASA*                       7,650        111,157
    Visma ASA*                   9,725         58,697
                                         ------------
                                              740,598
                                         ------------

  SINGAPORE -- 3.3%
    Advanced Systems
      Automation*              281,000        246,861
    First Capital Corp.*       495,000        495,742
    Fraser & Neave Ltd.*       151,000        486,401
    Keppel Land Ltd.*          259,000        309,446
    Natsteel Ltd.*             174,000        425,971
    Neptune Orient Lines
      Ltd.*                    745,000        667,578

                                SHARES          VALUE
- -----------------------------------------------------

- -----------------------------------------------------

    Omni Industries Ltd.*      380,000   $    743,335
    Robotic Tech Systems
      PLC*                      32,000        269,145
    Wing Tai Holdings Ltd.*    849,000        696,130
                                         ------------
                                            4,340,609
                                         ------------

  SPAIN -- 2.0%
    Abengoa SA*                 34,050      1,132,528
    Cortefiel SA*               38,375        811,289
    NH Hoteles SA*              27,075        304,701
    Prosegur Cia de
      Seguridad SA*             34,325        400,994
                                         ------------
                                            2,649,512
                                         ------------

  SWEDEN -- 5.4%
    AcadeMedia AB*              11,150        242,859
    Allgon AB Cl-B              18,500        409,150
    Arkivator AB*                6,875        327,136
    Biacaore International
      AB*                        9,575        347,590
    Connova Group AB*           16,250        125,241
    Enlight Interactive AB
      Cl-B*                      2,950         47,120
    Glocalnet Cl-B*              6,675        216,219
    Haldex AB*                  16,625        184,769
    HiQ International AB*        2,800        276,788
    Industrial & Financial
      Rights*                   10,575         11,812
    Infocast AB*                 5,150         74,782
    Information Highway AB      25,300        259,988
    Karo Bio AB*                 7,600        267,405
    Kipling Holding AB*         11,325        218,842
    Lindex AB*                  23,925        582,578
    Nobel Biocare AB*           20,150        540,172
    Perbio Science AB*          48,000        332,413
    Scandic Hotels AB*          47,075        499,528
    Sifo Group AB Cl-B*         28,125        361,273
    Sigma AB Cl-B*              15,250        439,476
    SwitchCore AB*               3,225        232,346
    Technology Nexus AB*         8,575        333,318
    Telelogic AB*              112,825        856,958
                                         ------------
                                            7,187,763
                                         ------------

  SWITZERLAND -- 6.2%
    Bank Sarasin & Cie
      Reg.*                        225        606,807
    Card-Guard Scientific
      Survival Ltd.*            14,725        624,782
    Jelmoli Holding AG*            475        615,671
    Jomed NV*                    9,925        302,859
    Kardex AG*                      25          8,573
    Kardex PC*                     575        185,486
    Kudelski SA*                    50        515,554
    Logitech International
      SA*                        2,100      1,389,032
    Mikron Holding AG*             225        162,818
    Rieter Holdings AG*            575        340,893
    Saurer AG Reg.*              1,750        864,584
    SEZ Holding AG                 304        281,828

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- -----------------------------------------------------
                                SHARES          VALUE
- -----------------------------------------------------

    Swisslog Holding AG          1,900   $    837,092
    Tecan AG*                    1,050        906,898
    Think Tools AG*                725        301,297
    Unilabs AG*                    225        227,553
                                         ------------
                                            8,171,727
                                         ------------

  UNITED KINGDOM -- 12.1%
    Aberdeen Asset
      Management PLC*           94,625        683,338
    AIT Group PLC               25,050        354,744
    Alba PLC*                    6,125         55,110
    Algo Vision PLC*            22,400        268,800
    Antofagasta Holdings
      PLC*                      38,075        237,723
    Axis - Shield PLC*          31,100        327,274
    Cedar Group PLC*            21,000        242,348
    Chloride Group PLC*        294,750        594,979
    Chrysalis Group PLC*        44,675        145,058
    Corporate Executive*       150,575         40,644
    Easier PLC*                 56,250         61,614
    Easynet Group PLC*             625          8,924
    ECsoft Group PLC*            3,725         53,917
    European Telecom PLC*       47,725        336,060
    European Telecom PLC
      Rights*                    6,818              0
    Eyretel PLC*               425,300      1,008,245
    Future Integrated
      Telephony PLC*            35,063        274,333
    Girovend Cashless
      Systems PLC*              40,375         34,117
    Gladstone PLC*              30,170         99,141
    HIT Entertainment PLC      148,500        987,582
    Imagination Tech Group
      PLC*                      38,625        173,162
    IMS Group PLC*               5,700         18,062
    Incepta Group PLC          232,300        390,765
    Independent Energy
      Holdings PLC [ADR]*       14,125        550,875
    Intermediate Capital
      Group PLC*                60,200        554,372
    International Quantum
      Epitaxy PLC*               4,725        285,863
    Internet Indirect PLC*      97,925         31,030
    ITE Group PLC*             198,475        273,305
    ITNET PLC*                  27,350        326,329
    Johnson Press PLC*          96,225        491,620
    Lex Service PLC*           102,125        649,607
    Lynx Group PLC*             73,525        212,271
    Man (E D & F) Group
      PLC*                      72,300        561,715
    Nestor Healthcare Group
      PLC*                      96,675        658,054

                                SHARES          VALUE
- -----------------------------------------------------

- -----------------------------------------------------

    NetBenefit PLC*             11,600   $    120,255
    NewMedia SPARK PLC*        156,700        159,383
    Oxford Asymmetry
      International PLC*        77,875        511,806
    Oxford GlycoSciences
      PLC*                      18,522        467,354
    Plasmon PLC*                48,775        178,214
    Redstone Telecom PLC
      Rights*                    8,018          7,528
    RM PLC                       7,325         81,668
    Royalblue Group PLC*         8,675        182,579
    RTS Networks Group PLC*      6,925         12,299
    ServicePower
      Technologies PLC*         83,700        146,690
    Sherwood International
      PLC                       26,825        386,177
    Sportsworld Media Group
      PLC                       21,497        169,874
    Superscape VR PLC           74,700        374,049
    Ted Baker PLC*              46,875        367,850
    Telemetrix PLC*            145,475        751,208
    Waste Recycling Group
      PLC*                      17,600        125,034
    Wetherspoon, (J.D.)
      PLC*                      73,650        478,853
    Xenova Group PLC*          252,425        552,992
                                         ------------
                                           16,064,794
                                         ------------

TOTAL FOREIGN STOCK
  (Cost $121,016,956)                     106,790,580
                                         ------------

U.S. STOCK -- 1.3%
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    DSP Group, Inc.*             5,400        384,075
                                         ------------

  INTERNET SERVICES -- 0.7%
    NetNation
      Communications, Inc.*     24,000        174,000
    RADVision Ltd.*             21,950        839,588
                                         ------------
                                            1,013,588
                                         ------------

  TELECOMMUNICATIONS -- 0.3%
    AudioCodes Ltd.*             5,025        376,875
                                         ------------

TOTAL U.S. STOCK
  (Cost $2,113,987)                         1,774,538
                                         ------------

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

- -----------------------------------------------------
                                   PAR
                                 (000)          VALUE
- -----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.1%
    Federal Home Loan Bank
      5.60%, 05/01/00
  (Cost $9,372,000)             $9,372   $  9,372,000
                                         ------------

COMMERCIAL PAPER -- 9.7%
    American Express Co.
      5.90%, 05/01/00            6,400      6,400,000
    AT&T Corp.
      5.97%, 05/01/00              112        112,000
    GE Capital Corp.
      5.75%, 05/01/00            6,400      6,400,000
                                         ------------
  (Cost $12,912,000)                       12,912,000
                                         ------------

TOTAL INVESTMENTS -- 98.6%
  (Cost $145,414,943)                     130,849,118
OTHER ASSETS LESS LIABILITIES -- 1.4%       1,804,488
                                         ------------
NET ASSETS -- 100.0%                     $132,653,606
                                         ============

Foreign currency exchange contracts outstanding at
April 30, 2000:

SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS      UNREALIZED
MONTH        TYPE       RECEIVE           FOR        AT VALUE     DEPRECIATION
- -------------------------------------------------------------------------------

05/00        Buy      CHF 1,478,107   $  860,824    $  859,125      $ 1,699
05/00        Buy      EUR 3,154,047    2,881,830     2,874,135        7,695
05/00        Buy      GBP   259,682      408,426       406,350        2,076
05/00        Buy       HKD  885,244      113,654       113,653            1
05/00        Buy    JPY 204,467,180    1,916,609     1,891,961       24,648
05/00        Buy     SEK 11,687,524    1,312,439     1,305,473        6,966
05/00        Buy      SGD 1,657,496      972,452       970,749        1,703
                                      ----------    ----------      -------
                                      $8,466,234    $8,421,446      $44,788
                                      ==========    ==========      =======

                                                                 UNREALIZED
SETTLEMENT          CONTRACTS TO    IN EXCHANGE   CONTRACTS     APPRECIATION
MONTH        TYPE      DELIVER          FOR        AT VALUE    (DEPRECIATION)
- -----------------------------------------------------------------------------

05/00        Sell   AUD 1,112,721   $  649,694    $  649,282       $  412
05/00        Sell    CAD   49,892       33,738        33,673           65
05/00        Sell    CHF   71,287       41,528        41,434           94
05/00        Sell    EUR  616,382      562,681       561,680        1,001
05/00        Sell    GBP  542,708      850,260       849,229        1,031
05/00        Sell   HKD 2,064,132      265,006       265,007           (1)
05/00        Sell   NOK 1,010,725      113,737       112,971          766
05/00        Sell   SEK 3,353,549      376,122       374,585        1,537
                                    ----------    ----------       ------
                                    $2,892,766    $2,887,861       $4,905
                                    ==========    ==========       ======

- -------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of April 30, 2000. Percentages are based on net assets.

                 INDUSTRY
- -------------------------------------------

Advertising                                   0.4%
Airlines                                      0.4%
Automobiles                                   0.7%
Automotive Parts                              1.0%
Beverages                                     0.4%
Broadcasting                                  3.4%
Building Materials                            2.1%
Business Services                             3.3%
Chemicals                                     1.7%
Clothing & Apparel                            0.9%
Computer Hardware                             1.6%
Computer Services & Software                 11.4%
Conglomerates                                 0.4%
Construction                                  0.1%
Consumer Products & Services                  0.7%
Containers & Packaging                        0.2%
Electronic Components & Equipment             9.9%
Entertainment & Leisure                       1.5%
Environmental Services                        0.3%
Financial -- Bank & Trust                     0.6%
Financial Services                            4.4%
Food                                          1.2%
Healthcare Services                           0.2%
Hotels & Motels                               0.4%
Industrial Products                           1.2%
Insurance                                     0.4%
Internet Services                             0.8%
Machinery & Equipment                         5.4%
Medical Supplies & Equipment                  4.4%
Metals & Mining                               1.8%
Oil & Gas                                     1.1%
Personal Services                             0.3%
Pharmaceuticals                               2.3%
Printing & Publishing                         0.8%
Real Estate                                   2.1%
Retail & Merchandising                        5.7%
Semiconductors                                0.8%
Telecommunications                            4.2%
Transportation                                1.5%
Utilities                                     0.5%
                                             -----
TOTAL                                        80.5%
                                             =====

- -------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
+ Illiquid security. At the end of the period, these securities amounted to 0.3%
  of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.3% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
SMALL-CAP GROWTH FUND

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

COMMON STOCK -- 82.0%
  ADVERTISING -- 3.0%
    Getty Images, Inc.*       69,395    $  2,107,873
    Interep National
      Radio Sales, Inc.*      61,395         353,021
    Lamar Advertising
      Co.*                    99,460       4,382,456
    TMP Worldwide, Inc.*      97,360       6,364,911
                                        ------------
                                          13,208,261
                                        ------------

  BROADCASTING -- 7.6%
    Acme Communications,
      Inc.*                   70,875       1,630,125
    ACTV, Inc.*              158,375       2,870,547
    Citadel
      Communications
      Corp.*                 156,685       6,120,508
    Cumulus Media, Inc.
      Cl-A*                  142,515       1,870,509
    Entercom
      Communications
      Corp.*                  68,180       2,897,650
    NDS Group PLC*            70,105       3,960,933
    Radio One, Inc.*         118,865       6,894,169
    Radio Unica Corp.*       112,960       1,087,240
    Regent
      Communications,
      Inc.*                  286,370       2,452,043
    Spanish Broadcasting
      Systems, Inc.*         177,655       3,319,928
                                        ------------
                                          33,103,652
                                        ------------

  BUSINESS SERVICES -- 5.2%
    Adelphia Business
      Solutions, Inc.*       138,005       4,830,174
    AnswerThink
      Consulting Group,
      Inc.*                   71,470       1,375,798
    Avenue A, Inc.*           53,185       1,688,624
    Brightpoint, Inc.*       142,435       1,682,513
    CIBER, Inc.*             143,515       2,592,240
    Eloyalty Corp.*           53,995         887,543
    Informatica Corp.*       107,315       4,500,523
    Iron Mountain, Inc.*      29,965       1,048,775
    Pegasus Systems,
      Inc.*                   98,022       1,739,891
    PurchasePro.com,
      Inc.*                   52,325       1,569,750
    Tanning Technology
      Corp.*                  46,800         859,950
                                        ------------
                                          22,775,781
                                        ------------

  CABLE TELEVISION -- 0.2%
    Classic
      Communications,
      Inc.*                   64,525         782,366
                                        ------------

  CAPITAL GOODS -- 0.5%
    Mettler-Toledo
      International,
      Inc.*                   66,360       2,289,420
                                        ------------

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  CHEMICALS -- 0.7%
    Lyondell Chemical Co.    169,130    $  3,107,764
                                        ------------

  COMPUTER HARDWARE -- 1.3%
    Insight Enterprises,
      Inc.*                  136,607       5,711,880
                                        ------------

  COMPUTER SERVICES & SOFTWARE -- 6.1%
    Bluestone Software,
      Inc.*                   32,295         680,213
    Brio Technology,
      Inc.*                   80,020       1,980,495
    Broadbase Software,
      Inc.*                  104,990       1,660,154
    Delano Technology
      Corp.*                  14,305         156,461
    Emulex Corp.*             18,935         859,176
    InterTrust
      Technologies Corp.*     71,700       1,649,100
    Jacada Ltd.*              29,035         274,018
    JNI Corp.*                 5,025         200,686
    Media 100, Inc.*         104,770       2,534,124
    NetIQ Corp.*              68,425       2,514,619
    Numerical
      Technologies, Inc.*     37,705       1,574,184
    OTG Software, Inc.*       62,770       1,380,940
    Quest Software, Inc.*     73,195       2,758,537
    Razorfish, Inc.*         148,360       2,809,567
    Silverstream
      Software, Inc.*         37,470       1,480,065
    Software.com, Inc.*       10,650         861,319
    webMethods, Inc.*         38,245       3,442,049
                                        ------------
                                          26,815,707
                                        ------------

  CONSUMER PRODUCTS & SERVICES -- 0.3%
    Action Performance
      Companies, Inc.*        30,070         278,148
    Rayovac Corp.*            44,775         934,678
                                        ------------
                                           1,212,826
                                        ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Aeroflex, Inc.*           28,445       1,059,576
    Dionex Corp.*             93,145       3,388,149
    Robotic Vision
      Systems, Inc.*          34,950         522,066
                                        ------------
                                           4,969,791
                                        ------------

  ENTERTAINMENT & LEISURE -- 4.0%
    Ackerley Group, Inc.      16,920         219,960
    Championship Auto
      Racing Teams, Inc.*     68,700       1,391,175
    Park Place
      Entertainment
      Corp.*                 234,070       2,999,022
    Playboy Enterprises,
      Inc. Cl-B*              40,705         656,368
    Premier Parks, Inc.*     127,245       2,743,720

ASAF JANUS
SMALL-CAP GROWTH FUND

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

    SFX Entertainment,
      Inc. Cl-A*             135,840    $  5,654,340
    Station Casinos,
      Inc.*                  128,910       3,673,935
                                        ------------
                                          17,338,520
                                        ------------

  FINANCIAL SERVICES -- 1.3%
    Investors Financial
      Service Corp.           70,225       5,732,116
                                        ------------
  FOOD -- 0.6%
    Whole Foods Market,
      Inc.*                   64,515       2,745,920
                                        ------------
  HEALTHCARE SERVICES -- 2.1%
    Accredo Health, Inc.*    103,177       2,901,853
    Apria Healthcare
      Group, Inc.*           449,620       6,266,579
                                        ------------
                                           9,168,432
                                        ------------

  INDUSTRIAL -- 0.8%
    Brooks Automation,
      Inc.*                   36,990       3,317,541
                                        ------------

  INSURANCE -- 1.9%
    Hooper Holmes, Inc.*     376,400       6,539,950
    StanCorp Financial
      Group, Inc.             60,990       1,776,334
                                        ------------
                                           8,316,284
                                        ------------

  INTERNET SERVICES -- 14.0%
    24/7 Media, Inc.*         64,425       1,264,341
    724 Solutions, Inc.*      57,400       2,898,700
    Accrue Software,
      Inc.*                   24,380         580,549
    Appnet Systems, Inc.*    124,105       2,978,520
    Digital Impact, Inc.*     70,680         865,830
    Eprise Corp.*             40,465         402,121
    esoft, Inc.*              93,540         853,553
    Extensity, Inc.*          13,560         166,110
    Fairmarket, Inc.*         18,445         126,809
    Globix Corp.*            462,745      10,411,762
    Internet.com Corp.*       58,125       1,104,375
    Intranet Solutions,
      Inc.*                  107,765       2,397,771
    Keynote Systems,
      Inc.*                   31,550       1,415,806
    L90, Inc.*                47,220         472,200
    Lante Corp.*              30,910         641,383
    Launch Media, Inc.*       29,890         311,977
    Liberate
      Technologies, Inc.*    118,120       4,621,444
    NaviSite, Inc.*           93,590       4,346,085
    Net.Genesis Corp.*        84,940       1,093,603
    NetRatings, Inc.*         50,000       1,325,000
    Radvision Ltd.*           20,110         769,208
    Rare Medium Group,
      Inc.*                   85,140       1,750,691
    Register.com, Inc.*       43,725       2,229,975
    Retek, Inc.*              28,215         606,623
    Selectica, Inc.*          35,135       1,335,130
    Skillsoft Corp.*          19,410         258,396

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    Verio, Inc.*             141,800    $  5,326,362
    VerticalNet, Inc.*       178,210       9,623,339
    Vicinity Corp.*           54,820         650,988
                                        ------------
                                          60,828,651
                                        ------------

  MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Celera Genomics
      Group*                  29,230       2,411,475
    Invitrogen Corp.*         41,900       2,613,513
                                        ------------
                                           5,024,988
                                        ------------

  OIL & GAS -- 0.3%
    Core Laboratories NV*     44,115       1,251,763
                                        ------------

  PERSONAL SERVICES -- 0.4%
    Career Education
      Corp.*                  43,095       1,629,530
                                        ------------

  PHARMACEUTICALS -- 7.8%
    Abgenix, Inc.*            63,770       5,711,401
    BioCryst
      Pharmaceuticals,
      Inc.*                  111,020       2,692,235
    Celgene Corp.*            63,615       2,993,881
    Cubist
      Pharmaceuticals,
      Inc.*                   52,870       1,698,449
    Enzon, Inc.*             261,355       9,735,473
    Priority Healthcare
      Corp. Cl-B*             47,505       2,630,589
    Professional
      Detailing, Inc.*        70,065       1,891,755
    QLT
      PhotoTherapeutics,
      Inc.*                  121,325       6,741,120
                                        ------------
                                          34,094,903
                                        ------------

  PRINTING & PUBLISHING -- 1.4%
    Valassis
      Communications,
      Inc.*                  177,180       6,035,194
                                        ------------

  RESTAURANTS -- 0.2%
    P.F. Chang's China
      Bistro, Inc.*           21,375         748,125
                                        ------------

  RETAIL & MERCHANDISING -- 1.6%
    Ames Department
      Stores, Inc.*          148,400       2,661,926
    pcOrder.com, Inc.*        59,530         959,921
    Rent-Way, Inc.*           29,660         769,306
    School Specialty,
      Inc.*                  129,640       2,414,545
                                        ------------
                                           6,805,698
                                        ------------

  SCIENCE & TECHNOLOGY -- 0.2%
    Mead Instruments
      Corp.*                   9,425         689,203
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

SEMICONDUCTORS -- 10.3%
    Alpha Industries,
      Inc.*                  223,524    $ 11,623,248
    ATMI, Inc.*              145,155       5,588,468
    Mattson Technology,
      Inc.*                   57,055       2,802,827
    Quantam Effect
      Devices, Inc.*           9,405         547,841
    Quicklogic Corp.*         20,470         601,306
    SDL, Inc.*                81,970      15,984,149
    Silicon Image, Inc.*       9,855         395,432
    TriQuint
      Semiconductor,
      Inc.*                   32,500       3,341,406
    Virata Corp.*             34,130       4,274,783
                                        ------------
                                          45,159,460
                                        ------------

  TELECOMMUNICATIONS -- 6.8%
    Adaptive Broadband
      Corp.*                  67,300       2,187,250
    Alamosa PCS Holdings,
      Inc.*                   47,075       1,341,638
    Avanex Corp.*              4,720         575,250
    Caprock
      Communications
      Corp.*                  85,965       2,879,828
    CTC Communications
      Group, Inc.*            92,625       3,126,094
    i3 Mobile, Inc.*          39,500         740,625
    IDT Corp.*                60,085       1,900,188
    Interwave
      Communications
      International Ltd.*     26,935         358,572
    Metricom, Inc.*            5,615         157,571
    Natural MicroSystems
      Corp.*                  63,960       4,165,394
    Net2000
      Communications,
      Inc.*                   62,635         923,866
    Netro Corp.*              15,590         672,319
    Pac-West Telecomm,
      Inc.*                   92,390       1,974,836
    Price Communications
      Corp.*                  34,400         696,600
    Viatel, Inc.*            135,800       5,194,349
    WinStar
      Communications,
      Inc.*                   70,200       2,799,225
                                        ------------
                                          29,693,605
                                        ------------

  UTILITIES -- 1.1%
    Avista Corp.             158,745       4,692,899
                                        ------------

TOTAL COMMON STOCK
  (Cost $341,170,898)                    357,250,280
                                        ------------

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

FOREIGN STOCK -- 1.5%
  AUTOMOBILE MANUFACTURERS -- 0.0%
    Ducati Motor Holding
      SPA -- (ITL)*           17,757    $     46,925
                                        ------------

  ENTERTAINMENT & LEISURE -- 0.5%
    Corporacion
      Interamericana de
      Entretenimento --
      (MXP)*                 522,600       2,142,982
                                        ------------

  TELECOMMUNICATIONS -- 1.0%
    Cogeco Cable, Inc. --
      (CAD)*                  97,290       2,429,525
    Moffat Communications
      Ltd. -- (CAD)          123,823       2,131,047
                                        ------------
                                           4,560,572
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $5,326,301)                        6,750,479
                                        ------------

                                 PAR
                               (000)
                               -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.9%
    Federal Home Loan
      Bank
      5.70%, 07/07/00      $  25,000      24,734,792
    Federal Home Loan
      Mortgage Corp.
      5.95%, 07/03/00         10,000       9,895,875
                                        ------------
  (Cost $34,630,667)                      34,630,667
                                        ------------

COMMERCIAL PAPER -- 6.9%
    CIT Group Holdings
      6.00%, 05/01/00         20,200      20,200,000
    Household Finance
      Corp.
      6.00%, 05/01/00         10,000      10,000,000
                                        ------------
  (Cost $30,200,000)                      30,200,000
                                        ------------

ASAF JANUS
SMALL-CAP GROWTH FUND

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.7%
    Temporary Investment
      Cash Fund            1,630,910    $  1,630,910
    Temporary Investment
      Fund                 1,630,910       1,630,910
                                        ------------
  (Cost $3,261,820)                        3,261,820
                                        ------------

TOTAL INVESTMENTS -- 99.0%
  (Cost $414,589,686)                    432,093,246
OTHER ASSETS LESS
  LIABILITIES -- 1.0%                      4,246,638
                                        ------------
NET ASSETS -- 100.0%                    $436,339,884
                                        ============

- -------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

- ---------------------------------------------------
                              SHARES       VALUE
- ---------------------------------------------------

COMMON STOCK -- 93.6%
  AIRLINES -- 1.2%
    Midwest Express
      Holdings, Inc.*          36,700   $   928,969
                                        -----------

  AUTOMOTIVE PARTS -- 1.6%
    Myers Industries, Inc.     33,710       471,940
    OEA, Inc.*                 48,600       486,000
    TBC Corp.*                 47,700       262,350
                                        -----------
                                          1,220,290
                                        -----------
  BROADCASTING -- 0.7%
    Saga Communications,
      Inc. Cl-A*               25,650       519,413
                                        -----------

  BUILDING MATERIALS --11.4%
    Ameron International
      Corp.                     6,700       238,269
    Cameron Ashley Building
      Products, Inc.*          56,700       992,249
    Florida Rock Industries,
      Inc.                     12,100       391,738
    Gibraltar Steel Corp.      30,500       526,125
    Insituform Technology,
      Inc.*                    24,300       815,569
    Lone Star Technologies,
      Inc.*                    36,200     1,669,724
    Modine Manufacturing Co.   22,100       487,581
    Republic Group, Inc.       51,000       583,313
    SCP Pool Corp.*            21,600       795,150
    Skyline Corp.              30,000       611,250
    Thomas Industries, Inc.    32,400       652,050
    U.S. Aggregates, Inc.      40,500       688,500
                                        -----------
                                          8,451,518
                                        -----------
  BUSINESS SERVICES -- 1.1%
    IT Group, Inc.*            89,000       595,188
    StaffMark, Inc.*           36,800       241,500
                                        -----------
                                            836,688
                                        -----------
  CABLE TELEVISION -- 0.2%
    Sinclair Broadcasting
      Group, Inc.*             21,600       168,750
                                        -----------

  CHEMICALS -- 2.8%
    Arch Chemicals, Inc.       38,000       750,500
    Schulman, (A.), Inc.       29,700       382,388
    TETRA Technologies,
      Inc.*                    66,700       950,475
                                        -----------
                                          2,083,363
                                        -----------

  CLOTHING & APPAREL -- 0.9%
    Dan River, Inc. Cl-A*      56,500       321,344
    Unifi, Inc.*               35,100       357,581
                                        -----------
                                            678,925
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Analogic Corp.             20,000       813,750
                                        -----------

                              SHARES       VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  COMPUTER SERVICES & SOFTWARE -- 4.0%
    Analysts International
      Corp.                    47,200   $   525,100
    CompuCom Systems, Inc.*    72,800       250,250
    Progress Software*         50,700     1,014,000
    SPSS, Inc.*                42,600     1,214,100
                                        -----------
                                          3,003,450
                                        -----------

  CONSUMER PRODUCTS & SERVICES -- 0.6%
    Culp, Inc.                 32,200       187,163
    Packaged Ice, Inc.*        80,900       288,206
                                        -----------
                                            475,369
                                        -----------

  CONTAINERS & PACKAGING -- 3.4%
    Aptargroup, Inc.           40,500     1,154,250
    Ivex Packaging Corp.*      62,100       558,900
    Liqui-Box Corp.            17,400       830,850
                                        -----------
                                          2,544,000
                                        -----------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 8.8%
    Electro Rental Corp.*      75,800       833,800
    FLIR Systems, Inc.*        37,800       278,775
    Franklin Electric Co.,
      Inc.                     11,800       839,275
    Landauer, Inc.             16,900       310,538
    Littelfuse, Inc.*          45,900     1,629,449
    Methode Electronics,
      Inc. Cl-A                51,100     2,129,432
    Pioneer-Standard
      Electronics, Inc.        32,400       496,125
                                        -----------
                                          6,517,394
                                        -----------

  ENVIRONMENTAL SERVICES -- 1.1%
    Newpark Resources, Inc.*   86,300       711,975
    Waterlink, Inc.*           39,200       100,450
                                        -----------
                                            812,425
                                        -----------

  EQUIPMENT SERVICES -- 0.2%
    Unifirst Corp.             18,900       181,913
                                        -----------

  FINANCIAL -- BANK & TRUST -- 6.0%
    Community First
      Bankshares, Inc.         58,000       978,749
    First Republic Bank*       38,300       751,638
    Silicon Valley
      Bancshares*              41,800     2,581,149
    Southwest Bancorporation
      of Texas, Inc.*           5,000        97,813
                                        -----------
                                          4,409,349
                                        -----------

  FINANCIAL SERVICES -- 4.7%
    Allied Capital Corp.       62,300     1,164,230
    American Capital
      Strategies Ltd.          27,000       654,750
    First Financial Fund,
      Inc.**                   76,300       615,169
    Medallion Financial
      Corp.                    16,100       266,656
    Triad Guaranty, Inc.*      39,400       827,400
                                        -----------
                                          3,528,205
                                        -----------

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

- ---------------------------------------------------
                              SHARES       VALUE
- ---------------------------------------------------

FOOD -- 0.6%
    International Multifoods
      Corp.                    32,400   $   415,125
                                        -----------

  FURNITURE -- 0.9%
    Stanley Furniture Co.,
      Inc.*                    29,700       681,244
                                        -----------

  INSURANCE -- 4.4%
    Brown & Brown, Inc.        40,400     1,621,050
    Markel Corp.*               5,300       768,500
    Medical Assurance, Inc.*   39,730       526,423
    Presidential Life Corp.    25,600       407,600
                                        -----------
                                          3,323,573
                                        -----------

  LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp.        20,100       442,200
                                        -----------
  MACHINERY & EQUIPMENT -- 3.7%
    Alamo Group, Inc.          13,400       145,725
    Carbo Ceramics, Inc.       24,300       807,975
    Smith, (A.O.) Corp.        35,100       721,744
    TransTechnology Corp.      35,600       500,625
    Woodward Governor Co.      26,400       582,450
                                        -----------
                                          2,758,519
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Ocular Sciences, Inc.*     24,200       400,813
    Owens & Minor, Inc.        87,600     1,051,200
                                        -----------
                                          1,452,013
                                        -----------

  METALS & MINING -- 1.9%
    Homestake Mining Co.       34,300       205,800
    Layne Christensen Co.*     30,500       129,625
    Material Sciences Corp.*   43,400       461,125
    Penn Virginia Corp.        32,900       592,200
                                        -----------
                                          1,388,750
                                        -----------
  OFFICE EQUIPMENT -- 3.9%
    Aaron Rents, Inc. Cl-A     15,000       231,563
    Aaron Rents, Inc. Cl-B     34,100       494,450
    CompX International,
      Inc.                     37,000       730,750
    IDEX Corp.                 34,500     1,078,124
    McGrath Rentcorp           23,000       368,719
                                        -----------
                                          2,903,606
                                        -----------

  OIL & GAS -- 4.0%
    Chieftan International,
      Inc.*                    51,300       974,700
    Cross Timbers Oil Co.      65,500       945,656
    Devon Energy Corp.         22,400     1,079,400
                                        -----------
                                          2,999,756
                                        -----------

  PAPER & FOREST PRODUCTS -- 1.0%
    CSS Industries, Inc.*      10,800       211,950
    Wausau-Mosinee Paper
      Corp.                    46,680       565,995
                                        -----------
                                            777,945
                                        -----------

                              SHARES       VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  PERSONAL SERVICES -- 1.4%
    Matthews International
      Corp. Cl-A               44,100   $ 1,014,300
                                        -----------

  PHARMACEUTICALS -- 0.4%
    Coulter Pharmaceutical,
      Inc.*                    17,000       310,250
                                        -----------

  REAL ESTATE -- 4.7%
    Glenborough Realty
      Trust, Inc. [REIT]       63,400       935,150
    Innkeepers USA Trust
      [REIT]                   57,200       514,800
    Pacific Gulf Properties,
      Inc. [REIT]              37,000       795,500
    Parkway Co. [REIT]         15,800       474,000
    Sun Communities, Inc.
      [REIT]                   24,300       804,938
                                        -----------
                                          3,524,388
                                        -----------

  RESTAURANTS -- 4.6%
    Consolidated Products,
      Inc.*                    55,048       502,313
    RARE Hospitality
      International, Inc.*     43,200     1,336,500
    Ruby Tuesday, Inc.         75,000     1,570,313
                                        -----------
                                          3,409,126
                                        -----------

  RETAIL & MERCHANDISING -- 4.5%
    Bon-Ton Stores, Inc.*      37,700        89,538
    Casey's General Stores,
      Inc.                     67,400       787,737
    Fred's, Inc.               35,600       560,700
    Goody's Family Clothing*   67,500       438,750
    Hancock Fabrics, Inc.      51,300       201,994
    Jo-Ann Stores, Inc.
      Cl-B*                    32,900       252,919
    Stein Mart, Inc.*         114,700     1,030,507
                                        -----------
                                          3,362,145
                                        -----------

  TRANSPORTATION -- 1.9%
    Hub Group, Inc. Cl-A*      28,300       339,600
    Landstar Systems, Inc.*    19,100     1,093,475
                                        -----------
                                          1,433,075
                                        -----------

  UTILITIES -- 3.4%
    Black Hills Corp.          39,900       915,206
    Cleco Corp.                27,000       929,813
    United Water Resources,
      Inc.                     20,000       695,000
                                        -----------
                                          2,540,019
                                        -----------
TOTAL COMMON STOCK
  (Cost $70,672,036)                     69,909,805
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                              SHARES       VALUE
- ---------------------------------------------------

PREFERRED STOCK -- 0.4%
  OIL & GAS
    Cross Timbers Oil Co.
      $1.5625 Cl-A
  (Cost $294,277)               8,900   $   282,575
                                        -----------

                                PAR
                               (000)
                              -------

COMMERCIAL PAPER -- 3.3%
    AWB Finance Ltd.+
      6.05%, 05/26/00         $ 1,000       995,799
    Equilon Enterprises LLC
      6.02%, 05/17/00           1,500     1,495,986
                                        -----------
  (Cost $2,491,785)                       2,491,785
                                        -----------

                              SHARES       VALUE
- ---------------------------------------------------

- ---------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment
      Cash Fund
  (Cost $1,416,727)           1,416,727 $ 1,416,727
                                        -----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $74,874,825)                     74,100,892
OTHER ASSETS LESS LIABILITIES -- 0.8%       599,795
                                        -----------
NET ASSETS -- 100.0%                    $74,700,687
                                        ===========

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
 * Non-income producing security.
** Closed-end fund.
 + Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to
   1.3% of net assets.

See Notes to Financial Statements.

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

- ------------------------------------------------------
                             SHARES              VALUE
- ------------------------------------------------------

COMMON STOCK -- 59.6%
  ADVERTISING -- 0.1%
    DoubleClick, Inc.*        1,200       $     91,050
                                          ------------

  AEROSPACE -- 0.6%
    Boeing Co.               17,600            698,500
    United Technologies
      Corp.                   3,600            223,875
                                          ------------
                                               922,375
                                          ------------

  AIRLINES -- 0.1%
    AMR Corp.*                2,300             78,344
    Delta Air Lines,
      Inc.                      900             47,475
                                          ------------
                                               125,819
                                          ------------

  AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co.           12,500            683,593
    General Motors Corp.      2,900            271,513
                                          ------------
                                               955,106
                                          ------------

  BEVERAGES -- 0.5%
    Anheuser-Busch
      Companies, Inc.         3,800            268,138
    Coors, (Adolph) Co.
      Cl-B                    3,100            158,100
    PepsiCo, Inc.             8,400            308,175
                                          ------------
                                               734,413
                                          ------------

  BROADCASTING -- 0.7%
    CBS Corp.*               18,700          1,098,625
                                          ------------
  BUILDING MATERIALS -- 0.1%
    Centex Construction
      Products, Inc.          3,500            108,063
                                          ------------
  CABLE TELEVISION -- 0.3%
    Comcast Corp. Cl-A*      12,300            492,769
                                          ------------

  CAPITAL GOODS -- 0.2%
    Cummins Engine Co.,
      Inc.                    7,500            266,719
                                          ------------

  CHEMICALS -- 0.9%
    Dow Chemical Co.          9,400          1,062,200
    DuPont, (E.I.) de
      Nemours & Co.           8,200            388,988
                                          ------------
                                             1,451,188
                                          ------------

  CLOTHING & APPAREL -- 0.1%
    American Eagle
      Outfitters, Inc.*       4,200             71,400
    Jones Apparel Group,
      Inc.*                   5,500            163,281
                                          ------------
                                               234,681
                                          ------------

  COMPUTER HARDWARE -- 3.1%
    Adaptec, Inc.*            6,800            183,600
    Apple Computer,
      Inc.*                   3,600            446,625

                             SHARES              VALUE
- ------------------------------------------------------

- ------------------------------------------------------

    Dell Computer Corp.*      8,700       $    436,088
    EMC Corp.*                7,900          1,097,606
    Hewlett-Packard Co.      13,500          1,822,500
    International
      Business Machines
      Corp.                   9,000          1,004,625
                                          ------------
                                             4,991,044
                                          ------------

  COMPUTER SERVICES & SOFTWARE -- 7.1%
    Automatic Data
      Processing, Inc.        6,300            339,019
    Cisco Systems, Inc.*     55,600          3,854,643
    Computer Associates
      International,
      Inc.                    7,100            396,269
    Electronic Data
      Systems Corp.           7,500            515,625
    Microsoft Corp.*         39,800          2,776,049
    Oracle Corp.*            22,700          1,814,581
    Siebel Systems,
      Inc.*                     900            110,588
    Sun Microsystems,
      Inc.*                  14,000          1,287,125
    Sybase, Inc.*             7,500            151,406
    Symantec Corp.*           3,000            187,313
    VERITAS Software
      Corp.*                  2,000            214,531
                                          ------------
                                            11,647,149
                                          ------------

  CONGLOMERATES -- 1.0%
    Corning, Inc.             5,500          1,086,250
    Tyco International
      Ltd.                   10,800            496,125
                                          ------------
                                             1,582,375
                                          ------------

  CONSTRUCTION -- 0.1%
    Dycom Industries,
      Inc.*                   1,900             98,800
                                          ------------

  CONSUMER PRODUCTS & SERVICES -- 0.8%
    Fortune Brands, Inc.      4,800            120,000
    Procter & Gamble Co.      7,600            453,149
    Tupperware Corp.          9,900            186,863
    Universal Corp.           4,500             84,938
    Whirlpool Corp.           6,900            449,363
                                          ------------
                                             1,294,313
                                          ------------

  CONTAINERS & PACKAGING -- 0.1%
    Ball Corp.                4,700            148,050
                                          ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    American Power
      Conversion Corp.*       3,800            134,188
    AVX Corp.*                2,600            253,338
    Comverse Technology,
      Inc.*                   6,500            579,718
    Credence Systems
      Corp.*                  1,500            214,125
    Electronics for
      Imaging, Inc.*          3,200            167,200
    General Electric Co.     20,900          3,286,524

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ------------------------------------------------------
                             SHARES              VALUE
- ------------------------------------------------------

    Harmonic, Inc.*           1,500       $    110,719
    KEMET Corp.*              6,100            454,450
    Rockwell
      International
      Corp.                   3,800            149,625
    Texas Instruments,
      Inc.                    2,100            342,038
    Vishay
      Intertechnology,
      Inc.*                  11,100            931,012
                                          ------------
                                             6,622,937
                                          ------------

  ENTERTAINMENT & LEISURE -- 0.7%
    Carnival Corp.            2,000             49,750
    Disney, (Walt) Co.       15,900            688,668
    Pixar, Inc.*              3,800            141,313
    Viacom, Inc. Cl-B*        5,700            309,938
                                          ------------
                                             1,189,669
                                          ------------

  EQUIPMENT SERVICES -- 0.2%
    Hertz Corp. Cl-A          8,100            252,619
                                          ------------

  FINANCIAL -- BANK & TRUST -- 2.7%
    Bank of America
      Corp.                  17,600            862,400
    Chase Manhattan
      Corp.                  32,700          2,356,443
    Old Kent Financial
      Corp.                   8,500            256,063
    Silicon Valley
      Bancshares*             1,600             98,800
    UnionBanCal Corp.        24,100            667,269
    Wells Fargo & Co.         3,400            139,613
                                          ------------
                                             4,380,588
                                          ------------
  FINANCIAL SERVICES -- 4.3%
    AMBAC Financial
      Group, Inc.            17,000            816,000
    Citigroup, Inc.          30,700          1,824,730
    Deluxe Corp.             15,000            377,813
    Fannie Mae Corp.         21,300          1,284,656
    Freddie Mac Corp.         9,100            418,031
    Merrill Lynch & Co.,
      Inc.                    1,300            132,519
    Morgan Stanley, Dean
      Witter & Co.           22,800          1,749,900
    Providian Financial
      Corp.                   5,500            484,344
                                          ------------
                                             7,087,993
                                          ------------
  FOOD -- 1.9%
    General Mills, Inc.       2,600             94,575
    Hormel Foods Corp.       11,000            167,750
    IBP, Inc.                25,600            422,399
    Quaker Oats Co.          19,200          1,251,599
    Ralston Purina Group     13,000            229,938
    Safeway, Inc.*            7,700            339,763

                             SHARES              VALUE
- ------------------------------------------------------

- ------------------------------------------------------

    Suiza Foods Corp.*       10,100       $    393,269
    Sysco Corp.               2,500             94,063
                                          ------------
                                             2,993,356
                                          ------------

  HEALTHCARE SERVICES -- 0.9%
    Amgen, Inc.*             11,100            621,600
    Oxford Health Plans,
      Inc.*                  10,600            201,400
    PacifiCare Health
      Systems, Inc.*          3,200            164,600
    United Healthcare
      Group, Inc.*            6,300            420,131
                                          ------------
                                             1,407,731
                                          ------------

  INSURANCE -- 1.5%
    American
      International
      Group, Inc.             1,450            159,047
    Arthur J. Gallagher
      & Co.                   8,800            327,800
    CIGNA Corp.               4,900            390,775
    Lincoln National
      Corp.                  27,300            950,381
    MGIC Investment
      Corp.                   7,700            368,156
    Radian Group, Inc.        4,500            229,219
                                          ------------
                                             2,425,378
                                          ------------

  INTERNET SERVICES -- 1.2%
    America Online,
      Inc.*                  20,100          1,202,231
    Exodus
      Communications,
      Inc.*                     600             53,063
    Yahoo!, Inc.*             5,000            651,250
                                          ------------
                                             1,906,544
                                          ------------

  MACHINERY & EQUIPMENT -- 0.9%
    Illinois Tool Works,
      Inc.                   15,094            966,959
    Ingersoll-Rand Co.        8,800            413,050
                                          ------------
                                             1,380,009
                                          ------------

  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Bard, (C.R.), Inc.        8,700            378,994
    Johnson & Johnson
      Co.                    12,000            990,000
    Mallinckrodt, Inc.        5,400            145,125
                                          ------------
                                             1,514,119
                                          ------------

  METALS & MINING -- 0.2%
    Alcan Aluminum Ltd.       4,700            153,925
    Alcoa, Inc.               3,400            220,575
                                          ------------
                                               374,500
                                          ------------

  OIL & GAS -- 3.4%
    Amerada Hess Corp.       27,800          1,768,775
    Apache Corp.             18,300            886,406

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

- ------------------------------------------------------
                             SHARES              VALUE
- ------------------------------------------------------

    BP Amoco PLC [ADR]        9,512       $    485,112
    Ensco International,
      Inc.                   11,100            368,381
    Exxon Mobil Corp.         6,100            473,894
    Kerr-McGee Corp.         16,200            838,350
    Noble Drilling
      Corp.*                  2,900            115,819
    Texaco, Inc.              2,200            108,900
    Union Pacific
      Resources Group,
      Inc.                   18,900            362,644
                                          ------------
                                             5,408,281
                                          ------------
  PAPER & FOREST PRODUCTS -- 0.7%
    Georgia Pacific
      Group                   5,300            194,775
    Kimberly-Clark Corp.      4,000            232,250
    Temple-Inland, Inc.       4,300            215,538
    Weyerhaeuser Co.          8,000            427,500
                                          ------------
                                             1,070,063
                                          ------------

  PHARMACEUTICALS --4.0%
    Allergan, Inc.            3,000            176,625
    Andrx Corp.*              1,800             92,138
    Biogen, Inc.*             4,000            235,250
    Bristol-Meyers
      Squibb Co.             13,100            686,931
    Elan Corp. PLC
      [ADR]*                  3,900            167,213
    Ivax Corp.*              20,400            558,450
    Jones Pharma, Inc.        5,250            151,266
    MedImmune, Inc.*          1,600            255,900
    Merck & Co., Inc.         8,600            597,700
    Pfizer, Inc.             31,500          1,326,937
    Schering-Plough
      Corp.                  24,300            979,594
    Warner-Lambert Co.       10,800          1,229,174
                                          ------------
                                             6,457,178
                                          ------------

  PRINTING & PUBLISHING -- 0.3%
    Valassis
      Communications,
      Inc.*                  12,700            432,594
                                          ------------

  RESTAURANTS -- 0.4%
    Brinker
      International,
      Inc.*                   9,600            306,000
    Jack in the Box,
      Inc.*                  11,800            289,100
                                          ------------
                                               595,100
                                          ------------

  RETAIL & MERCHANDISING -- 3.3%
    Best Buy Co., Inc.*       4,300            347,225
    Federated Department
      Stores, Inc.*           4,800            163,200
    Home Depot, Inc.         29,700          1,665,056
    Sears, Roebuck & Co.      7,800            285,675
    Tiffany & Co.             1,700            123,569
    Wal-Mart Stores,
      Inc.                   43,500          2,408,813
    Zale Corp.*               7,800            321,750
                                          ------------
                                             5,315,288
                                          ------------

                             SHARES              VALUE
- ------------------------------------------------------

- ------------------------------------------------------

  SEMICONDUCTORS -- 3.4%
    Applied Materials,
      Inc.*                  15,000       $  1,527,188
    Conexant Systems,
      Inc.*                   1,700            101,788
    Integrated Device
      Technology, Inc.*      13,700            658,456
    Intel Corp.              16,100          2,041,680
    Lam Research Corp.*       7,900            362,413
    LSI Logic Corp.*          5,800            362,500
    National
      Semiconductor
      Corp.*                  7,300            443,475
                                          ------------
                                             5,497,500
                                          ------------

  TELECOMMUNICATIONS -- 7.0%
    Adelphia
      Communications
      Corp. Cl-A*             2,300            113,994
    Adtran, Inc.*             2,900            195,931
    AT&T Corp.               23,800          1,111,163
    Bell Atlantic Corp.       6,500            385,125
    BellSouth Corp.          25,900          1,261,005
    Commscope, Inc.*         11,600            551,000
    Cox Communications,
      Inc. Cl-A*              6,400            274,000
    GTE Corp.                11,800            799,450
    Lucent Technologies,
      Inc.                   12,800            796,000
    MCI WorldCom, Inc.*       4,800            218,100
    Motorola, Inc.            1,400            166,688
    Nextel
      Communications,
      Inc. Cl-A*              2,900            317,369
    NEXTLINK
      Communications,
      Inc. Cl-A*              1,200            101,175
    Nortel Networks
      Corp.                   8,100            917,325
    QUALCOMM, Inc.*           7,600            824,125
    SBC Communications,
      Inc.                   29,935          1,311,526
    Scientific-Atlanta,
      Inc.                    5,600            364,350
    Sprint Corp. (FON
      Group)                 19,500          1,199,250
    Sprint Corp. (PCS
      Group)*                 5,500            302,500
    U.S. West, Inc.           2,700            192,206
                                          ------------
                                            11,402,282
                                          ------------

  TRANSPORTATION -- 0.1%
    Paccar, Inc.              4,900            233,056
                                          ------------

  UTILITIES -- 1.2%
    AES Corp.*                1,700            152,894
    Calpine Corp.*            2,500            228,750
    Energy East Corp.         5,300            110,638

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ------------------------------------------------------
                             SHARES              VALUE
- ------------------------------------------------------

    Minnesota Power,
      Inc.                    7,200       $    132,750
    Public Service
      Enterprise Group,
      Inc.                   12,900            462,787
    Reliant Energy, Inc.     13,900            370,087
    Southern Co.              9,600            239,400
    Texas Utilities Co.       4,500            151,594
    UtiliCorp United,
      Inc.                    5,200            100,100
                                          ------------
                                             1,949,000
                                          ------------
TOTAL COMMON STOCK
  (Cost $83,878,699)                        96,138,324
                                          ------------

                                   PAR
                                 (000)
                                 -----

CORPORATE OBLIGATIONS -- 7.8%
  AEROSPACE -- 0.4%
    Raytheon Corp. 144A
      8.20%, 03/01/06        $  600            599,250
                                          ------------

  AUTOMOBILE MANUFACTURERS -- 0.4%
    Daimler Chrysler
      7.125%, 03/01/02          600            596,250
                                          ------------

  AUTOMOTIVE PARTS -- 0.1%
    Lear Corp.
      7.96%, 05/15/05           250            232,188
                                          ------------
  BEVERAGES -- 0.1%
    Pepsi Bottling
      Group, Inc. 144A
      7.00%, 03/01/29           150            135,750
                                          ------------

  BROADCASTING -- 0.2%
    British Sky
      Broadcasting
      6.875%, 02/23/09          200            175,500
    Liberty Media Group
      144A
      8.25%, 02/01/30           200            190,250
                                          ------------
                                               365,750
                                          ------------

  CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04          150            143,813
                                          ------------

  DIVERSIFIED -- 0.4%
    Tyco International
      Group SA 144A
      6.875%, 09/05/02          600            589,500
                                          ------------

  FINANCIAL -- BANK & TRUST -- 0.6%
    Bank of America
      Corp.
      7.80%, 02/15/10           500            500,000
    Fleet National Bank
      5.75%, 01/15/09           200            173,750

                                PAR
                              (000)              VALUE
- ------------------------------------------------------

- ------------------------------------------------------

    NationsBank Corp.
      6.125%, 07/15/04       $  200       $    188,500
    Southern Investments
      UK
      6.80%, 12/01/06           100             94,250
                                          ------------
                                               956,500
                                          ------------

  FINANCIAL SERVICES -- 2.3%
    BMW Vehicle Owner
      Trust
      6.41%, 04/25/03           400            396,662
    Cilcorp, Inc.
      8.70%, 10/15/09           400            404,500
    Ford Motor Credit
      Co.
      7.50%, 03/15/05         2,200          2,172,499
    Hutchison Whampoa
      Financial Corp.
      144A
      7.45%, 08/01/17           200            182,750
    Lehman Brothers
      Holdings, Inc.
      6.625%, 04/01/04          200            191,250
    Morgan Stanley, Dean
      Witter & Co.
      7.125%, 01/15/03          400            395,500
                                          ------------
                                             3,743,161
                                          ------------

  INSURANCE -- 0.0%
    Conseco, Inc.
      6.40%, 06/15/01           100             65,500
                                          ------------

  OIL & GAS -- 0.8%
    Enron Corp.
      6.70%, 11/15/06           400            376,000
    Gulf Canada
      Resources Ltd.
      8.35%, 08/01/06           200            197,000
    Petro Geo-Services
      ASA
      6.625%, 03/30/08          400            366,000
    USX Corp.
      6.65%, 02/01/06           300            281,625
                                          ------------
                                             1,220,625
                                          ------------

  REAL ESTATE -- 0.1%
    Chelsea GCA Realty,
      Inc. [REIT]
      7.25%, 10/21/07           200            181,000
                                          ------------

  RETAIL & MERCHANDISING -- 0.7%
    Home Depot, Inc.
      6.50%, 09/15/04           400            387,000
    Wal-Mart Stores,
      Inc.
      6.875%, 08/10/09          800            771,000
                                          ------------
                                             1,158,000
                                          ------------

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

- ------------------------------------------------------
                                PAR
                              (000)              VALUE
- ------------------------------------------------------

TELECOMMUNICATIONS -- 1.4%
    CSC Holdings, Inc.
      8.125%, 07/15/09       $  750       $    711,562
    GTE North, Inc.
      5.65%, 11/15/08           200            173,250
    KPNQwest NV
      8.125%, 06/01/09          350            334,250
    MCI WorldCom, Inc.
      6.95%, 08/15/28           400            354,500
    TCI Communications,
      Inc.
      8.75%, 08/01/15           150            159,563
    WorldCom, Inc.
      7.55%, 04/01/04           500            499,375
                                          ------------
                                             2,232,500
                                          ------------

  UTILITIES -- 0.2%
    Alliant Energy
      Resources 144A
      7.375%, 11/09/09          400            390,000
                                          ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $12,910,666)                        12,609,787
                                          ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.2%
    Federal Home Loan
      Mortgage Corp.
      7.00%, 06/01/14-
        08/01/29              1,611          1,562,466
      7.50%, 08/01/29         1,772          1,736,993
                                          ------------
                                             3,299,459
                                          ------------
    Federal National
      Mortgage Assoc.
      5.25%, 01/15/03         1,500          1,430,049
      6.00%, 12/01/13-
         10/01/28             2,270          2,078,610
      6.50%, 04/29/09-
         01/01/28             2,886          2,686,488
      6.50%, 05/15/30
         [TBA]                2,500          2,332,812
      7.00%, 05/01/11-
         07/01/29             1,840          1,776,541
      7.125%, 02/15/05-
         01/15/30             1,450          1,440,635
      7.25%, 01/15/10         1,150          1,147,063
      7.50%, 07/01/29-
         11/01/29             1,917          1,876,225
      8.00%, 05/15/30
         [TBA]                1,200          1,198,125
                                          ------------
                                            15,966,548
                                          ------------
    Government National
      Mortgage Assoc.
      6.00%, 08/15/28           181            164,564
      6.50%, 11/23/10
         [TBA]                1,000            936,563

                                PAR
                              (000)              VALUE
- ------------------------------------------------------

- ------------------------------------------------------

      6.50%, 05/15/28        $  231       $    216,470
      7.00%, 05/15/30
         [TBA]                1,400          1,346,188
      7.50%, 01/01/20
         [TBA]                1,000            983,125
                                          ------------
                                             3,646,910
                                          ------------
  (Cost $23,539,014)                        22,912,917
                                          ------------
U.S. TREASURY OBLIGATIONS -- 16.1%
    U.S. Treasury Bonds
      4.25%, 01/15/10         1,507          1,551,794
      8.75%, 05/15/17           500            625,629
      7.875%, 02/15/21        4,000          4,739,664
      6.125%, 08/15/29        1,300          1,302,498
                                          ------------
                                             8,219,585
                                          ------------
    U.S. Treasury Notes
      4.875%, 03/31/01        4,500          4,436,558
      6.625%, 07/31/01          500            500,021
      6.375%, 01/31/02        2,500          2,486,868
      6.00%, 07/31/02-
         08/15/04               250            245,664
      5.875%, 09/30/02-
         11/15/04             3,200          3,118,073
      5.75%, 11/30/02-
         08/15/03             3,050          2,984,128
      6.875%, 05/15/06        2,000          2,035,894
      6.50%, 10/15/06-
         02/15/10             1,900          1,930,050
                                          ------------
                                            17,737,256
                                          ------------
  (Cost $26,067,629)                        25,956,841
                                          ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
    Case Equipment Loan
      Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05           200            195,897
    CIT RV Trust Series
      1998-A
      Cl-A4
      6.09%, 02/15/12           100             96,611
    Comed Transitional
      Funding Trust
      Series 1998-1
      Cl-A6
      5.63%, 06/25/09           100             90,982
    General Motors
      Acceptance Corp.
      Series 1999-Cl
      Cl-A2
      6.175%, 05/15/33          150            135,174
    Morgan Stanley
      Capital I Series
      1998-WF1 Cl-A2
      6.55%, 12/15/07           500            468,486

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ------------------------------------------------------
                                PAR
                              (000)              VALUE
- ------------------------------------------------------

    Nationslink Funding
      Corp. Series
      1998-2 Cl-A1
      6.001%, 11/20/07       $   91       $     85,798
    Nationslink Funding
      Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08          250            229,221
                                          ------------
  (Cost $1,380,206)                          1,302,169
                                          ------------

                             PRINCIPAL
                              IN LOCAL
                              CURRENCY
                                 (000)
                             ---------

FOREIGN BONDS -- 1.0%
  CANADA -- 0.5%
    Canadian Government
      5.00%, 09/01/04         1,200            771,635
                                          ------------

  UNITED KINGDOM -- 0.5%
    United Kingdom
      Treasury
      9.00%, 10/13/08           450            869,073
                                          ------------

TOTAL FOREIGN BONDS
  (Cost $1,667,177)                          1,640,708
                                          ------------

                                   PAR
                                 (000)
                                 -----

SOVEREIGN ISSUES -- 0.2%
  CANADA
    Quebec Province
      7.50%, 09/15/29
  (Cost $345,793)            $  350            340,568
                                          ------------

TOTAL
  INVESTMENTS -- 99.7%
  (Cost $149,789,184)                      160,901,314
OTHER ASSETS LESS LIABILITIES -- 0.3%          485,448
                                          ------------
NET ASSETS -- 100.0%                      $161,386,762
                                          ============

- -------------------------------------------------------

Cash with an aggregate market value of $187,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at April 30, 2000:

               EXPIRATION   NUMBER OF    UNREALIZED
 DESCRIPTION     MONTH      CONTRACTS   APPRECIATION
- ----------------------------------------------------

S&P 500 Index    06/00         10         $40,654
                                          =======

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.3% of net assets.

See Notes to Financial Statements.

ASAF FEDERATED
HIGH YIELD BOND FUND

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

CORPORATE OBLIGATIONS -- 93.7%
  AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09        $  550   $    497,750
                                       ------------

  AUTOMOTIVE PARTS -- 3.7%
    Accuride Corp. Cl-B
      9.25%, 02/01/08            375        321,563
    Aftermarket Technology,
      Inc.
      12.00%, 08/01/04           100        101,000
    Aftermarket Technology,
      Inc. Cl-D
      12.00%, 08/01/04           425        429,250
    American Axle &
      Manufacturing, Inc.
      9.75%, 03/01/09          1,250      1,196,875
    French, (J.L.)
      Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09           600        595,500
    HDA Parts System, Inc.
      12.00%, 08/01/05           500        332,500
    Lear Corp.
      9.50%, 07/15/06             50         48,875
      8.11%, 05/15/09          1,250      1,122,075
    Oxford Automotive, Inc.
      10.125%, 06/15/07          300        283,500
                                       ------------
                                          4,431,138
                                       ------------
  BEVERAGES -- 0.6%
    National Wine & Spirits
      10.125%, 01/15/09          175        167,125
    Triarc Consumer Beverage
      10.25%, 02/15/09           625        590,625
                                       ------------
                                            757,750
                                       ------------

  BROADCASTING -- 6.0%
    Acme Television Co. Cl-B
      [STEP]
      10.717%, 09/30/04          475        437,266
    Big City Radio, Inc.
      [STEP]
      13.028%, 03/15/05          450        268,013
    Capstar Broadcasting
      Corp.
      9.25%, 07/01/07            100        101,000
    Chancellor Media Corp.
      9.00%, 10/01/08          1,425      1,446,374
    Chancellor Media Corp.
      L.A. Cl-B
      8.75%, 06/15/07             50         49,500
      8.125%, 12/15/07         1,525      1,521,187
    Fox/Liberty Networks LLC
      8.875%, 08/15/07           400        402,000
      9.709%, 08/15/07
      [STEP]                     525        417,594

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    Sinclair Broadcasting
      Group, Inc.
      9.00%, 07/15/07         $  425   $    380,375
      8.75%, 12/15/07            425        376,125
    UIH Australia Pacific,
      Inc. Cl-B [STEP]
      15.663%, 05/15/06          325        295,960
    United International
      Holdings, Inc. Cl-B
      [STEP]
      11.179%, 02/15/08        1,600      1,080,680
    XM Satellite Radio, Inc.
      144A
      14.00%, 03/15/10           375        340,313
                                       ------------
                                          7,116,387
                                       ------------

  BUILDING MATERIALS -- 0.9%
    American Builders &
      Contractors Supply
      Co., Inc. Cl-B
      10.625%, 05/15/07          300        253,500
    Building Materials
      Holdings Corp.
      8.625%, 12/15/06           250        223,125
    Juno Lighting, Inc.
      11.875%, 07/01/09          300        253,500
    NCI Building Systems,
      Inc. Cl-B
      9.25%, 05/01/09            300        276,000
                                       ------------
                                          1,006,125
                                       ------------

  BUSINESS SERVICES -- 4.4%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07           425        427,125
    Intermedia
      Communications, Inc.
      [STEP]
      9.733%, 05/15/06           100         94,500
      12.286%, 03/01/09        1,450        892,349
    Intermedia
      Communications, Inc.
      Cl-B
      10.56%, 07/15/07
      [STEP]                     850        661,265
      8.875%, 11/01/07            50         47,000
      8.60%, 06/01/08            275        253,688
    Orion Network Systems
      11.25%, 01/15/07           625        378,125
    Sitel Corp.
      9.25%, 03/15/06            375        343,125
    Teligent, Inc.
      11.50%, 12/01/07           625        546,875
    Teligent, Inc. Cl-B
      [STEP]
      14.94%, 03/01/08           650        341,552
    U.S. Office Products Co.
      9.75%, 06/15/08            925        282,125

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

    Winstar Communications
      144A
      10.525%, 04/15/10
      [STEP]                  $1,119   $    520,423
      12.75%, 04/15/10           382        368,583
                                       ------------
                                          5,156,735
                                       ------------
  CABLE TELEVISION -- 5.5%
    Charter Communications
      Holdings LLC [STEP]
      12.067%, 04/01/11        1,025        566,691
    CSC Holdings, Inc.
      9.25%, 11/01/05            500        505,000
      9.875%, 05/15/06           400        406,000
      7.875%, 12/15/07            50         47,354
      9.875%, 02/15/13           300        307,500
    Diamond Holdings Co. PLC
      9.125%, 02/01/08           200        191,000
    Echostar DBS Corp.
      9.375%, 02/01/09         1,325      1,288,562
    International CableTel,
      Inc. Cl-B [STEP]
      9.743%, 02/01/06           125        115,625
    Pegasus Communications
      Corp. Cl-B
      9.625%, 10/15/05         1,150      1,124,125
      9.75%, 12/01/06            225        221,625
    TeleWest Communications
      PLC
      11.25%, 11/01/08           200        207,500
      9.25%, 04/15/09 [STEP]     600        339,210
    United Pan-Europe
      Communication Corp.
      [STEP]
      12.446%, 08/01/09        1,800        909,716
      13.011%, 11/01/09 144A     575        290,595
                                       ------------
                                          6,520,503
                                       ------------

  CAPITAL GOODS -- 0.1%
    Buckeye Cellulose Corp.
      9.25%, 09/15/08            100         99,500
                                       ------------

  CHEMICALS -- 4.7%
    General Chemical
      Industry Products,
      Inc.
      10.625%, 05/01/09          600        519,000
    Georgia Gulf Corp. 144A
      10.375%, 11/01/07          400        412,000
    Huntsman Corp. 144A
      9.50%, 07/01/07            700        644,000
    Huntsman ICI Chemicals
      10.125%, 07/01/09          400        400,000
    ISP Holdings, Inc. Cl-B
      9.00%, 10/15/03            400        362,000
    Lyondell Chemical Co.
      9.625%, 05/01/07 144A      150        149,250
      10.875%, 05/01/09        1,200      1,194,000

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07         $  550   $    503,250
      8.75%, 03/01/08            750        675,000
    Sterling Chemicals, Inc.
      11.75%, 08/15/06           550        492,250
    Texas Petrochemical
      Corp.
      11.125%, 07/01/06          300        247,500
                                       ------------
                                          5,598,250
                                       ------------

  CLOTHING & APPAREL -- 0.6%
    Boyds Collection Ltd.
      9.00%, 05/15/08             90         80,100
    GFSI, Inc. Cl-B
      9.625%, 03/01/07           575        373,750
    Pillowtex Corp.
      10.00%, 11/15/06           150         60,000
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07            575        227,125
                                       ------------
                                            740,975
                                       ------------

  CONGLOMERATES -- 0.5%
    Eagle-Picher Industries,
      Inc.
      9.375%, 03/01/08           700        595,000
                                       ------------

  CONSTRUCTION -- 0.7%
    Formica Corp.
      10.875%, 03/01/09          425        367,625
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07           400        404,000
                                       ------------
                                            771,625
                                       ------------

  CONSUMER PRODUCTS & SERVICES -- 3.8%
    Albecca, Inc.
      10.75%, 08/15/08           675        543,375
    Amscan Holdings, Inc.
      9.875%, 12/15/07           500        422,500
    Cabot Safety Corp.
      12.50%, 07/15/05           450        455,625
    Chattem, Inc. Cl-B
      8.875%, 04/01/08           550        475,750
    Collins & Aikman Floor
      Coverings Corp.
      10.00%, 01/15/07           150        147,000
    Collins & Aikman
      Products Corp.
      11.50%, 04/15/06           300        295,500
    Diamond Brands
      Operating, Inc.
      10.125%, 04/15/08           50         33,000
      12.83%, 04/15/09
      [STEP]                      50          8,750
    Glenoit Corp.
      11.00%, 04/15/07           175         44,625
    NBTY, Inc. Cl-B
      8.625%, 09/15/07           400        350,000
    Playtex Family Products
      Corp.
      9.00%, 12/15/03            450        441,000

ASAF FEDERATED
HIGH YIELD BOND FUND

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

    Revlon Consumer Products
      Corp.
      8.625%, 02/01/08        $1,500   $    750,000
    Sleepmaster, Inc.
      11.00%, 05/15/09           150        145,500
    Volume Services America
      11.25%, 03/01/09           400        374,000
                                       ------------
                                          4,486,625
                                       ------------
  CONTAINERS & PACKAGING -- 1.3%
    Owens-Illinois, Inc.
      8.10%, 05/15/07            250        235,550
    Russell Stanley
      Holdings, Inc.
      10.875%, 02/15/09          300        253,500
    Stone Container Corp.
      12.25%, 04/01/02           400        404,000
      11.50%, 10/01/04           450        462,375
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08            150        144,750
                                       ------------
                                          1,500,175
                                       ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Amphenol Corp.
      9.875%, 05/15/07           260        265,200
    SCG Holdings Corp.
      12.00%, 08/01/09           250        265,625
    WESCO Distribution, Inc.
      Cl-B
      9.125%, 06/01/08         1,050        955,500
                                       ------------
                                          1,486,325
                                       ------------

  ENTERTAINMENT & LEISURE -- 3.3%
    AMF Group, Inc. [STEP]
      16.056%, 03/15/06          512        125,767
    Florida Panthers
      Holdings, Inc.
      9.875%, 04/15/09         1,025        943,000
    Premier Parks, Inc.
      9.25%, 04/01/06             75         70,875
      9.75%, 06/15/07            500        481,250
      10.321%, 04/01/08
      [STEP]                   2,150      1,403,757
    Regal Cinemas, Inc.
      9.50%, 06/01/08          1,125        466,875
    True Temper Sports, Inc.
      10.875%, 12/01/08          425        408,000
                                       ------------
                                          3,899,524
                                       ------------

  ENVIRONMENTAL SERVICES -- 2.0%
    Allied Waste North
      America Co.
      10.00%, 08/01/09         1,725      1,190,250
    Allied Waste North
      America Co. Cl-B
      7.625%, 01/01/06         1,100        830,500
      7.875%, 01/01/09           525        391,125
                                       ------------
                                          2,411,875
                                       ------------

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  FARMING & AGRICULTURE -- 0.3%
    Royster-Clark, Inc.
      10.25%, 04/01/09        $  375   $    307,500
                                       ------------

  FINANCIAL -- BANK & TRUST -- 1.4%
    GS Escrow Corp.
      7.125%, 08/01/05         1,450      1,294,285
    RBF Finance Co.
      11.375%, 03/15/09          350        376,250
                                       ------------
                                          1,670,535
                                       ------------

  FINANCIAL SERVICES -- 0.7%
    Caithness Coso Fund
      Corp.
      9.05%, 12/15/09            500        490,000
    Unifrax Investment Corp.
      10.50%, 11/01/03           325        304,688
                                       ------------
                                            794,688
                                       ------------

  FOOD -- 2.0%
    Agrilink Foods, Inc.
      11.875%, 11/01/08          650        581,750
    Aurora Foods, Inc.
      9.875%, 02/15/07           250        141,250
    Dominos, Inc. Cl-B
      10.375%, 01/15/09          400        371,000
    Eagle Family Foods, Inc.
      Cl-B
      8.75%, 01/15/08            600        411,000
    International Home
      Foods, Inc.
      10.375%, 11/01/06          850        845,750
    Jitney-Jungle Stores,
      Inc.++
      10.375%, 09/15/07          150          1,875
    Nebco Evans Holding Co.
      [STEP]++
      10.875%, 07/15/07          125            781
                                       ------------
                                          2,353,406
                                       ------------

  FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07            50         47,750
      10.95%, 12/15/07
      [STEP]                     350        246,750
                                       ------------
                                            294,500
                                       ------------

  HEALTHCARE SERVICES -- 3.1%
    Columbia HCA Healthcare,
      Inc.
      6.91%, 06/15/05            800        722,328
    Everest Healthcare
      Services, Inc.
      9.75%, 05/01/08            225        194,625
    Genesis Health Ventures,
      Inc.++
      9.25%, 10/01/06            200         31,000
      9.875%, 01/15/09           150         20,250

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

    Hudson Respiratory Care,
      Inc.
      9.125%, 04/15/08        $  250   $    191,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05            975        936,000
      8.625%, 01/15/07           400        387,000
      7.625%, 06/01/08           100         91,000
      8.125%, 12/01/08         1,125      1,051,875
                                       ------------
                                          3,625,328
                                       ------------

  INDUSTRIAL PRODUCTS -- 1.3%
    Blount, Inc.
      13.00%, 08/01/09           425        427,125
    Continental Global
      Group, Inc. Cl-B
      11.00%, 04/01/07           100         29,500
    Hexcel Corp.
      9.75%, 01/15/09            250        213,750
    ISG Resources, Inc.
      10.00%, 04/15/08           300        266,250
    United Industries Corp.
      Cl-B
      9.875%, 04/01/09           300        226,500
    URS Corp. Cl-B 144A
      12.25%, 05/01/09           425        427,125
                                       ------------
                                          1,590,250
                                       ------------

  INTERNET SERVICES -- 5.0%
    Call-Net Enterprises,
      Inc. [STEP]
      8.949%, 08/15/07           425        201,875
      9.441%, 08/15/08           425        167,875
      11.162%, 05/15/09        1,700        638,130
    Global Crossing Holdings
      Ltd. 144A
      9.50%, 11/15/09          2,050      1,998,750
    Northpoint
      Communications Group,
      Inc. 144A
      12.875%, 02/15/10          600        537,000
    PSINet, Inc.
      11.50%, 11/01/08           325        299,000
      11.00%, 08/01/09           800        724,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05           425        376,125
    Rhythms Netconnections
      144A
      14.00%, 02/15/10           350        313,250
    Verio, Inc.
      11.25%, 12/01/08           250        247,500
      10.625%, 11/15/09 144A     375        360,000
                                       ------------
                                          5,863,505
                                       ------------

  MACHINERY & EQUIPMENT -- 2.0%
    Clark Materials Handling
      Corp. Cl-D+
      10.75%, 11/15/06           150         12,750
    Columbus McKinnon Corp.
      8.50%, 04/01/08            150        134,250

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    National Equipment
      Services, Inc. Cl-B
      10.00%, 11/30/04        $   50   $     45,250
    National Equipment
      Services, Inc. Cl-D
      10.00%, 11/30/04           475        429,875
    NationsRent, Inc.
      10.375%, 12/15/08          450        321,750
    United Rentals, Inc.
      9.25%, 01/15/09          1,075        962,125
    United Rentals, Inc.
      Cl-B
      9.00%, 04/01/09            200        176,000
    Woods Equipment Co.
      12.00%, 07/15/09           325        287,625
                                       ------------
                                          2,369,625
                                       ------------

  MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    CONMED Corp.
      9.00%, 03/15/08            625        571,875
    Dade International, Inc.
      Cl-B
      11.125%, 05/01/06          475        434,625
    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08            500        462,500
      9.00%, 02/01/08            875        809,375
    Hanger Orthopedic Group
      11.25%, 06/15/09           500        390,000
    Kinetic Concepts, Inc.
      Cl-B
      9.625%, 11/01/07           725        529,250
                                       ------------
                                          3,197,625
                                       ------------

  METALS & MINING -- 1.7%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05           450         94,500
      11.50%, 12/15/06           300         33,000
    California Steel
      Industries
      8.50%, 04/01/09            300        283,500
    Euramax International
      PLC
      11.25%, 10/01/06           350        353,500
    Metals USA, Inc.
      8.625%, 02/15/08           525        479,063
    Murrin Murrin Holdings
      PTY
      9.375%, 08/31/07           300        264,000
    Neenah Corp. Cl-B
      11.125%, 05/01/07          225        176,625
    Neenah Corp. Cl-F
      11.125%, 05/01/07          375        294,375
    Republic Technologies,
      Inc.
      13.75%, 07/15/09           400         90,000
                                       ------------
                                          2,068,563
                                       ------------

  OFFICE EQUIPMENT -- 0.4%
    Buhrmann U.S., Inc. 144A
      12.25%, 11/01/09           500        513,750
                                       ------------

ASAF FEDERATED
HIGH YIELD BOND FUND

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

OIL & GAS -- 2.6%
    Comstock Resources, Inc.
      11.25%, 05/01/07        $  200   $    196,000
    Continental Resources,
      Inc.
      10.25%, 08/01/08           375        333,750
    Forest Oil Corp.
      10.50%, 01/15/06           450        456,750
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09          500        512,500
    Pride Petroleum
      Services, Inc.
      9.375%, 05/01/07           350        343,000
    R&B Falcon Corp.
      12.25%, 03/15/06           500        547,500
    Triton Energy Ltd.
      8.75%, 04/15/02            575        572,125
    Universal Compression
      Holdings [STEP]
      12.454%, 02/15/09          100         73,500
                                       ------------
                                          3,035,125
                                       ------------

  PRINTING & PUBLISHING -- 0.7%
    Garden State Newspapers,
      Inc. Cl-B
      8.75%, 10/01/09            475        421,563
    Hollinger International
      Publishing Co.
      9.25%, 02/01/06            125        120,625
      9.25%, 03/15/07            300        292,500
                                       ------------
                                            834,688
                                       ------------

  RAILROADS -- 0.3%
    Railworks Corp.
      11.50%, 04/15/09           375        358,125
                                       ------------

  REAL ESTATE -- 1.3%
    HMH Properties, Inc.
      Cl-A
      7.875%, 08/01/05           400        362,000
    HMH Properties, Inc.
      Cl-B
      7.875%, 08/01/08           825        719,813
    HMH Properties, Inc.
      Cl-C
      8.45%, 12/01/08            450        402,750
                                       ------------
                                          1,484,563
                                       ------------

  RESTAURANTS -- 0.5%
    Advantica Restaurant
      Group, Inc.
      11.25%, 01/15/08           250        168,750
    Carrols Corp.
      9.50%, 12/01/08            450        383,625
                                       ------------
                                            552,375
                                       ------------

  RETAIL & MERCHANDISING -- 0.1%
    Community Distributors,
      Inc. Cl-B
      10.25%, 10/15/04           200        158,000
                                       ------------

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  SEMICONDUCTORS -- 0.4%
    Fairchild Semiconductor
      Corp.
      10.375%, 10/01/07 144A  $  150   $    149,250
      10.75%, 04/15/09           550        305,250
                                       ------------
                                            454,500
                                       ------------

  TELECOMMUNICATIONS -- 23.9%
    Arch Communications,
      Inc.
      12.75%, 07/01/07           150        123,750
    Centennial Cellular
      Corp.
      10.75%, 12/15/08           500        498,750
    Crown Castle
      International Corp.
      [STEP]
      10.483%, 05/15/11        1,100        654,898
      11.272%, 08/01/11        1,000        605,378
    Dolphin Telecom PLC
      [STEP]
      14.00%, 05/15/09           600        189,232
    Hermes Europe Railtel
      BV, Inc.
      11.50%, 08/15/07         1,000        895,000
      10.375%, 01/15/09          350        295,750
    Lenfest Communications,
      Inc.
      8.25%, 02/15/08            250        253,810
    Level 3 Communications,
      Inc.
      9.125%, 05/01/08         1,500      1,312,500
      10.79%, 12/01/08
      [STEP]                   2,350      1,334,525
    McLeodUSA, Inc.
      9.918%, 03/01/07
      [STEP]                     875        704,781
      8.375%, 03/15/08           150        136,500
      9.50%, 11/01/08            125        121,406
      8.125%, 02/15/09           700        623,000
    Metricom, Inc.
      13.00%, 02/15/10           300        250,500
    MetroMedia Fiber
      Network, Inc.
      10.00%, 12/15/09           775        742,063
    Millicom International
      Cellular, Inc. [STEP]
      13.529%, 06/01/06        1,050        893,134
    Nextel Communications,
      Inc.
      10.628%, 02/15/08
      [STEP]                   2,650      1,875,973
      9.375%, 11/15/09         1,525      1,452,562
    Nextel International,
      Inc. [STEP]
      12.125%, 04/15/08           50         31,288
    Nextel Partners, Inc.
      [STEP]
      13.664%, 02/01/09          260        174,200

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

    NEXTLINK Communications,
      Inc.
      9.00%, 03/15/08         $  150   $    137,625
      11.07%, 04/15/08
      [STEP]                     950        572,765
      10.75%, 06/01/09           500        495,000
      12.269%, 06/01/09
      [STEP]                   2,300      1,346,402
    NTL Communications Corp.
      Cl-B
      11.50%, 10/01/08           650        663,000
    NTL, Inc. Cl-B [STEP]
      10.381%, 04/01/08        2,375      1,520,970
      10.732%, 10/01/08        1,800      1,179,686
    Orius Capital Corp. 144A
      12.75%, 02/01/10           475        482,125
    Qwest Communications
      International, Inc.
      [STEP]
      8.24%, 10/15/07            700        561,750
    RCN Corp. [STEP]
      12.214%, 10/15/07        1,050        667,250
    Rogers Cantel, Inc.
      8.80%, 10/01/07            225        222,750
    SpectraSite Holdings,
      Inc. [STEP] 144A
      12.875%, 03/15/10          525        274,713
    Telecommunications
      Techniques Co.
      9.75%, 05/15/08          1,450      1,348,500
    Telesystem International
      Wireless, Inc. Cl-B
      [STEP]
      14.691%, 06/30/07          800        492,426
      10.352%, 11/01/07           75         39,375
    Tritel PCS, Inc. [STEP]
      13.458%, 05/15/09          300        199,500
    Triton PCS, Inc. [STEP]
      13.458%, 05/01/08          725        522,268
    U.S. Unwired, Inc.
      [STEP] 144A
      13.375%, 11/01/09          400        218,000
    US Xchange LLC+
      15.00%, 07/01/08           400        301,000
    Viatel, Inc.
      11.25%, 04/15/08            75         67,125
      13.739%, 04/15/08
      [STEP]                   1,800      1,026,865
      11.50%, 03/15/09           100         91,500
    Voicestream Wireless
      Holdings 144A
      10.375%, 11/15/09          100        101,500
      11.553%, 11/15/09
      [STEP]                   1,825      1,125,709
    Williams Communications
      Group, Inc.
      10.875%, 10/01/09        1,275      1,290,938
                                       ------------
                                         28,117,742
                                       ------------

                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  TRANSPORTATION -- 2.2%
    Allied Holdings, Inc.
      Cl-B
      8.625%, 10/01/07        $  400   $    356,000
    Ameritruck Distribution
      Corp. Cl-B++
      12.25%, 11/15/05            50              5
    Gearbulk Holding Ltd.
      11.25%, 12/01/04           525        527,625
    Holt Group
      9.75%, 01/15/06            100         50,500
    Motor Coach Industries,
      Inc.
      11.25%, 05/01/09           400        386,000
    Stena AB
      10.50%, 12/15/05           500        467,500
      8.75%, 06/15/07            900        751,500
    Stena Line AB
      10.625%, 06/01/08          100         65,000
                                       ------------
                                          2,604,130
                                       ------------

  UTILITIES -- 1.1%
    CMS Energy Corp.
      7.50%, 01/15/09            525        459,926
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11            300        314,760
    International Utility
      Structures, Inc.
      10.75%, 02/01/08           125        104,375
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.788%, 07/01/10           650        478,348
                                       ------------
                                          1,357,409
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $125,037,729)                   110,682,194
                                       ------------

                              SHARES
                              ------

COMMON STOCK -- 0.1%
  METALS & MINING -- 0.0%
    Republic Technologies
      Warrants*                  400              0
                                       ------------

  OIL & GAS -- 0.1%
    R&B Falcon Corp.
      Warrants 144A*             275        107,388
                                       ------------

  TELECOMMUNICATIONS -- 0.0%
    Metricom, Inc. Warrants*     300          6,000
                                       ------------
TOTAL COMMON STOCK
  (Cost $48,000)                            113,388
                                       ------------

ASAF FEDERATED
HIGH YIELD BOND FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

PREFERRED STOCK -- 2.2%
  BROADCASTING -- 0.5%
    Benedek Communications
      Corp.
      11.50% [PIK]               100   $     82,500
    Sinclair Capital Cl-A
      $11.625                  5,600        546,000
                                       ------------
                                            628,500
                                       ------------

  FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]               663            414
                                       ------------

  HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK]               626         47,892
                                       ------------

  OIL & GAS -- 0.5%
    R&B Falcon Corp.
      13.875% [PIK]              569        611,456
                                       ------------

  PRINTING & PUBLISHING -- 1.1%
    Primedia, Inc.
      Cl-D 10.00%              5,700        552,900
    Primedia, Inc.
      Cl-F 9.20%               2,950        269,925
    Primedia, Inc.
      Cl-H 8.625%              5,250        447,563
                                       ------------
                                          1,270,388
                                       ------------
TELECOMMUNICATIONS -- 0.1%
    AMFM Operating, Inc.
      12.625% [PIK]           56,400         64,014
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]               25         24,380
                                       ------------
                                             88,394
                                       ------------
TOTAL PREFERRED STOCK
  (Cost $2,837,095)                       2,647,044
                                       ------------

                               PAR
                              (000)           VALUE
- ---------------------------------------------------

- ---------------------------------------------------

REPURCHASE AGREEMENTS -- 2.5%
  Greenwich Capital Markets,
    Inc., 5.70%, dated
    04/28/00, maturing
    05/01/00, repurchase
    price $2,999,424,
    (collateralized by U.S.
    Treasury Notes, 5.25%,
    par value $3,037,000,
    market value $3,063,028,
    due 05/31/01)
  (Cost $2,998,000)           $2,998   $  2,998,000
                                       ------------
TOTAL INVESTMENTS -- 98.5%
  (Cost $130,920,824)                   116,440,626
OTHER ASSETS LESS
  LIABILITIES -- 1.5%                     1,817,325
                                       ------------
NET ASSETS -- 100.0%                   $118,257,951
                                       ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
 * Non-income producing security.
 + Illiquid security. At the end of the period these securities amounted to 0.3%
   of net assets.
++ Defaulted Security. At the end of the period, these securities amounted to less than 0.1% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 8.5% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

- -----------------------------------------------------
                              SHARES        VALUE
- -----------------------------------------------------

COMMON STOCK -- 78.6%
  BROADCASTING -- 1.4%
    Infinity Broadcasting
      Corp.*                    50,100   $  1,700,269
                                         ------------

  CABLE TELEVISION -- 1.7%
    Univision
      Communications, Inc.*     19,200      2,097,600
                                         ------------
  CLOTHING & APPAREL -- 0.5%
    Intimate Brands, Inc.       14,450        556,325
                                         ------------

  COMPUTER HARDWARE -- 4.3%
    Dell Computer Corp.*        40,700      2,040,088
    EMC Corp.*                  23,400      3,251,137
                                         ------------
                                            5,291,225
                                         ------------

  COMPUTER SERVICES & SOFTWARE -- 9.7%
    BEA Systems, Inc.*           6,000        289,500
    Cisco Systems, Inc.*        50,000      3,466,405
    Citrix Systems, Inc.*       31,800      1,941,788
    Compuware Corp.*            20,600        258,788
    MarchFirst, Inc.*            8,650        184,353
    Microsoft Corp.*            38,100      2,657,475
    Oracle Corp.*               17,400      1,390,913
    VERITAS Software Corp.*     15,800      1,694,797
                                         ------------
                                           11,884,019
                                         ------------

  CONGLOMERATES -- 4.8%
    Corning, Inc.                9,000      1,777,500
    Tyco International Ltd.     90,000      4,134,375
                                         ------------
                                            5,911,875
                                         ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 3.1%
    Sanmina Corp.*              10,000        600,625
    Tandy Corp.                 44,500      2,536,500
    Texas Instruments, Inc.      4,000        651,500
                                         ------------
                                            3,788,625
                                         ------------

  ENTERTAINMENT & LEISURE -- 0.4%
    Royal Caribbean Cruises
      Ltd.                      22,000        457,875
                                         ------------

  FINANCIAL -- BANK & TRUST -- 0.5%
    Fifth Third Bancorp          8,800        555,500
                                         ------------
  FINANCIAL SERVICES -- 1.5%
    Citigroup, Inc.             30,400      1,806,900
                                         ------------

  HEALTHCARE SERVICES -- 2.3%
    Amgen, Inc.*                51,000      2,856,000
                                         ------------
  INSURANCE -- 0.7%
    American International
      Group, Inc.                8,000        877,500
                                         ------------

  INTERNET SERVICES -- 0.3%
    VeriSign, Inc.*              2,700        376,313
                                         ------------

                              SHARES        VALUE
- -----------------------------------------------------

- -----------------------------------------------------

  OIL & GAS -- 1.9%
    Exxon Mobil Corp.           30,754   $  2,389,201
                                         ------------

  PHARMACEUTICALS -- 3.5%
    Biogen, Inc.*               21,300      1,252,706
    Genentech, Inc.*             4,000        468,000
    Immunex Corp.*              12,000        472,500
    Waters Corp.*               22,200      2,109,000
                                         ------------
                                            4,302,206
                                         ------------

  PRINTING & PUBLISHING -- 2.4%
    Lexmark International
      Group, Inc. Cl-A*         25,200      2,973,600
                                         ------------

  RETAIL & MERCHANDISING -- 10.0%
    Bed, Bath & Beyond,
      Inc.*                      8,000        293,500
    Best Buy Co., Inc.*         32,900      2,656,675
    CVS Corp.                   24,200      1,052,700
    Home Depot, Inc.            40,800      2,287,350
    Kohl's Corp.*               50,200      2,409,600
    Tiffany & Co.               31,500      2,289,656
    Wal-Mart Stores, Inc.       23,900      1,323,463
                                         ------------
                                           12,312,944
                                         ------------

  SEMICONDUCTORS -- 17.5%
    Broadcom Corp. Cl-A*         3,000        517,125
    E-Tek Dynamics, Inc.*       14,500      2,968,875
    Intel Corp.                 15,000      1,902,188
    JDS Uniphase Corp.*         80,000      8,299,999
    LSI Logic Corp.*            33,000      2,062,500
    QLogic Corp.*               10,000      1,003,125
    SDL, Inc.*                   8,400      1,638,000
    Vitesse Semiconductor
      Corp.*                    45,000      3,062,812
                                         ------------
                                           21,454,624
                                         ------------

  TELECOMMUNICATIONS -- 8.7%
    BroadWing, Inc.             40,000      1,132,500
    Lucent Technologies,
      Inc.                      16,100      1,001,219
    MCI WorldCom, Inc.*          6,000        272,625
    Nokia Corp. Cl-A [ADR]      40,800      2,320,500
    Nortel Networks Corp.       34,700      3,929,774
    QUALCOMM, Inc.*              8,000        867,500
    Tellabs, Inc.*              21,000      1,151,063
                                         ------------
                                           10,675,181
                                         ------------

  UTILITIES -- 3.4%
    AES Corp.*                  25,000      2,248,438
    Enron Corp.                 27,600      1,923,375
                                         ------------
                                            4,171,813
                                         ------------
TOTAL COMMON STOCK
  (Cost $72,449,352)                       96,439,595
                                         ------------

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

- -----------------------------------------------------
                              SHARES        VALUE
- -----------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment
      Cash Fund              5,928,872   $  5,928,872
    Temporary Investment
      Fund                   5,928,872      5,928,872
                                         ------------
  (Cost $11,857,744)                       11,857,744
                                         ------------

TOTAL INVESTMENTS -- 88.3%
  (Cost $84,307,096)                      108,297,339
OTHER ASSETS LESS LIABILITIES -- 11.7%     14,352,767
                                         ------------
NET ASSETS -- 100.0%                     $122,650,106
                                         ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

                                       28

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF LORD ABBETT
GROWTH AND INCOME FUND

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

COMMON STOCK -- 92.8%
  AEROSPACE -- 3.4%
    Boeing Co.                45,000    $  1,785,938
    Honeywell
      International, Inc.     80,000       4,480,000
                                        ------------
                                           6,265,938
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 1.1%
    General Motors Corp.      22,000       2,059,750
                                        ------------

  BEVERAGES -- 1.0%
    Seagram Co. Ltd.          35,000       1,780,625
                                        ------------
  BROADCASTING -- 1.3%
    CBS Corp.*                40,000       2,350,000
                                        ------------

  BUSINESS SERVICES -- 1.2%
    First Data Corp.          45,000       2,190,938
                                        ------------
  CHEMICALS -- 3.5%
    Dow Chemical Co.          35,000       3,955,000
    Rohm & Haas Co.           70,000       2,493,750
                                        ------------
                                           6,448,750
                                        ------------

  COMPUTER HARDWARE -- 4.0%
    Apple Computer, Inc.*     18,000       2,233,125
    Compaq Computer Corp.     85,000       2,486,250
    International
      Business Machines
      Corp.                   25,000       2,790,625
                                        ------------
                                           7,510,000
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 7.4%
    Cadence Design
      Systems, Inc.*         120,000       2,017,500
    Ceridian Corp.*           80,000       1,735,000
    Computer Sciences
      Corp.*                  25,000       2,039,063
    Oracle Corp.*             45,000       3,597,187
    Sun Microsystems,
      Inc.*                   25,000       2,298,438
    Unisys Corp.*            100,000       2,318,749
                                        ------------
                                          14,005,937
                                        ------------

  CONGLOMERATES -- 1.9%
    Minnesota Mining &
      Manufacturing Co.       40,000       3,460,000
                                        ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    Texas Instruments,
      Inc.                    16,000       2,606,000
                                        ------------

  FINANCIAL -- BANK & TRUST -- 4.0%
    Bank One Corp.            60,000       1,830,000
    Chase Manhattan Corp.     35,000       2,522,188
    Wells Fargo & Co.         75,000       3,079,687
                                        ------------
                                           7,431,875
                                        ------------

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  FINANCIAL SERVICES -- 5.4%
    Fannie Mae Corp.          60,000    $  3,618,750
    Fleet Financial
      Group, Inc.            100,000       3,543,750
    Morgan Stanley, Dean
      Witter & Co.            38,000       2,916,500
                                        ------------
                                          10,079,000
                                        ------------

  FOOD -- 1.8%
    Archer Daniels
      Midland Co.            200,000       1,987,500
    Safeway, Inc.*            30,000       1,323,750
                                        ------------
                                           3,311,250
                                        ------------

  HEALTHCARE SERVICES -- 2.5%
    Columbia HCA
      Healthcare Corp.        80,000       2,275,000
    United Healthcare
      Group, Inc.*            35,000       2,334,063
                                        ------------
                                           4,609,063
                                        ------------

  INSURANCE -- 9.8%
    Ace Ltd.                 190,000       4,548,124
    American General
      Corp.                   65,000       3,640,000
    AON Corp.                100,000       2,706,250
    CIGNA Corp.               30,000       2,392,500
    Jefferson-Pilot Corp.     55,000       3,660,938
    St. Paul Companies,
      Inc.                    45,000       1,603,125
                                        ------------
                                          18,550,937
                                        ------------

  MACHINERY & EQUIPMENT -- 2.6%
    Black & Decker Corp.      50,000       2,103,125
    Deere & Co.               70,000       2,826,250
                                        ------------
                                           4,929,375
                                        ------------

  MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
    Abbott Laboratories       35,000       1,345,313
                                        ------------

  METALS & MINING -- 4.0%
    Alcoa, Inc.               55,000       3,568,125
    Phelps Dodge Corp.        50,000       2,312,500
    USX-U.S. Steel Group,
      Inc.                    60,000       1,503,750
                                        ------------
                                           7,384,375
                                        ------------

  OIL & GAS -- 11.9%
    BP Amoco PLC [ADR]        89,200       4,549,200
    Coastal Corp.             80,000       4,015,000
    Exxon Mobil Corp.         60,000       4,661,249
    Schlumberger Ltd.         50,000       3,828,125
    Total Fina SA [ADR]       55,000       4,159,375
    Transocean Sedco
      Forex, Inc.             25,000       1,175,000
                                        ------------
                                          22,387,949
                                        ------------

ASAF LORD ABBETT
GROWTH AND INCOME FUND

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

PAPER & FOREST PRODUCTS -- 2.4%
    Champion
      International Corp.     18,000    $  1,183,500
    International Paper
      Co.                     90,000       3,307,500
                                        ------------
                                           4,491,000
                                        ------------
  PHARMACEUTICALS -- 4.1%
    American Home
      Products Corp.          85,000       4,775,938
    Pharmacia Corp.           59,500       2,971,281
                                        ------------
                                           7,747,219
                                        ------------

  PRINTING & PUBLISHING -- 1.4%
    Dow Jones & Co., Inc.     40,000       2,595,000
                                        ------------
  RETAIL & MERCHANDISING -- 1.6%
    Consolidated Stores
      Corp.*                 110,000       1,368,125
    Federated Department
      Stores, Inc.*           50,000       1,700,000
                                        ------------
                                           3,068,125
                                        ------------
  TELECOMMUNICATIONS -- 7.2%
    Alltel Corp.              40,000       2,665,000
    AT&T Corp.                75,000       3,501,562
    Bell Atlantic Corp.       50,000       2,962,499
    MCI WorldCom, Inc.*       50,000       2,271,875
    SBC Communications,
      Inc.                    45,000       1,971,563
                                        ------------
                                          13,372,499
                                        ------------

  TRANSPORTATION -- 0.5%
    United Parcel
      Service, Inc. Cl-B      15,000         997,500
                                        ------------

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  UTILITIES -- 6.7%
    Dominion Resources,
      Inc.*                   90,000    $  4,050,000
    Duke Energy Corp.         65,000       3,737,500
    FirstEnergy Corp.        110,000       2,798,125
    Unicom Corp.              50,000       1,987,500
                                        ------------
                                          12,573,125
                                        ------------
TOTAL COMMON STOCK
  (Cost $159,621,022)                    173,551,543
                                        ------------

PREFERRED STOCK -- 1.2%
  UTILITIES
    Houston Industries,
      Inc. 7.00% [CVT]
  (Cost $1,503,279)           15,000       2,220,938
                                        ------------

SHORT-TERM INVESTMENTS -- 5.6%
    Temporary Investment
      Cash Fund            5,196,065       5,196,065
    Temporary Investment
      Fund                 5,196,064       5,196,064
                                        ------------
  (Cost $10,392,129)                      10,392,129
                                        ------------

TOTAL INVESTMENTS -- 99.6%
  (Cost $171,516,430)                    186,164,610
OTHER ASSETS LESS
  LIABILITIES -- 0.4%                        695,720
                                        ------------
NET ASSETS -- 100.0%                    $186,860,330
                                        ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
OVERSEAS GROWTH FUND

- ----------------------------------------------------
                             SHARES        VALUE
- ----------------------------------------------------

FOREIGN STOCK -- 81.1%
  ARGENTINA -- 0.1%
    Telefonica SA [ADR]*       10,091   $    668,529
                                        ------------
  AUSTRALIA -- 0.3%
    Melbourne It Ltd.*        120,361        577,024
    News Corp. Ltd. [ADR]*     12,420        638,854
    News Corp. Ltd. Pfd.
      [ADR]*                   23,470      1,032,679
                                        ------------
                                           2,248,557
                                        ------------

  BRAZIL -- 2.0%
    Petroleo Brasileiro SA
      [ADR]*                  168,435      3,990,462
    Tele Norte Leste
      Participacoes SA
      [ADR]*                    6,054        107,840
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    51,745      6,115,612
    Telesp Celular
      Participacoes SA
      [ADR]*                   83,710      3,693,704
                                        ------------
                                          13,907,618
                                        ------------

  CANADA -- 4.9%
    BCE, Inc.                  19,527      2,260,222
    BCE, Inc. NY Reg.          17,285      1,983,454
    Bombardier, Inc. Cl-B     121,453      3,262,442
    Celestica, Inc.*            2,864        154,444
    Corus Entertainment,
      Inc.*                   103,632      2,797,727
    Le Groupe Videotron
      Ltee                    149,370      3,588,929
    Nortel Networks Corp.      74,255      8,409,379
    Rogers Communications,
      Inc. Cl-B*              290,114      7,548,219
    Shaw Communications,
      Inc. Cl-B               174,589      4,082,926
                                        ------------
                                          34,087,742
                                        ------------
  EGYPT -- 0.4%
    MobiNil*                   71,124      2,711,528
                                        ------------

  FINLAND -- 7.3%
    Nokia AB Oyj              450,930     25,928,506
    Nokia Corp. Cl-A [ADR]    314,255     17,873,253
    Sonera Group Oyj           29,325      1,616,711
    Tieto Corp. Cl-B          108,417      5,236,152
                                        ------------
                                          50,654,622
                                        ------------

  FRANCE -- 3.6%
    Alcatel                    12,075      2,805,862
    Atos SA*                   14,594      1,581,231
    Canal Plus*                 8,457      1,633,771
    Cap Gemini SA              13,227      2,603,479
    Havas Advertising SA        2,044      1,022,568

                             SHARES        VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    STMicroelectronics NV      24,894   $  4,761,526
    STMicroelectronics NV
      NY Reg.                   4,900        929,469
    Total Fina SA Cl-B         62,364      9,484,824
                                        ------------
                                          24,822,730
                                        ------------

  GERMANY -- 3.1%
    ADVA AG Optical
      Networking*                 581        319,251
    EM.TV & Merchandising
      AG                       30,284      2,356,732
    Intershop
      Communications AG*        7,704      3,250,396
    Marschollek,
      Lautenschlaeger und
      Partner AG Pfd.          11,127      5,860,639
    Pharmacia Corp.*           62,830      3,137,573
    Porsche AG Pfd.               882      2,274,140
    SAP AG Pfd.                 2,385      1,383,330
    Software AG*               28,366      2,900,213
                                        ------------
                                          21,482,274
                                        ------------

  HONG KONG -- 6.7%
    China Telecom Ltd.*       696,000      5,026,332
    China Telecom Ltd.
      [ADR]*                  185,760     27,248,671
    Citic Pacific Ltd.*       781,000      3,579,634
    Global Tech (Holdings)
      Ltd.*                   302,000        345,077
    Legend Holdings Ltd.*   8,790,000     10,213,083
                                        ------------
                                          46,412,797
                                        ------------

  INDIA -- 0.8%
    Reliance Industries
      [GDR] 144A              204,454      5,319,893
                                        ------------

  ISRAEL -- 2.5%
    Check Point Software
      Technologies Ltd.        81,770     14,146,210
    Partner Communications
      Co. Ltd. [ADR]*         299,440      3,200,265
                                        ------------
                                          17,346,475
                                        ------------

  ITALY -- 0.7%
    Banca Popolare di
      Brescia                  33,146      3,020,439
    Telecom Italia Mobile
      SPA                     173,506      1,660,133
                                        ------------
                                           4,680,572
                                        ------------

  JAPAN -- 14.0%
    Fuji Bank Ltd.            289,000      2,406,738
    Fujitsu Ltd.               74,000      2,095,278
    Furukawa Electric Co.*    333,000      4,618,856
    Ito-Yokado Co. Ltd.        26,000      1,898,187
    Murata Manufacturing
      Co. Ltd.                 22,000      4,274,945
    NEC Corp.                 266,000      7,236,316

ASAF JANUS
OVERSEAS GROWTH FUND

- ----------------------------------------------------
                             SHARES        VALUE
- ----------------------------------------------------

    Nippon Telegraph &
      Telephone Corp.           3,290   $  4,079,334
    NTT Data Corp.                930      1,239,179
    NTT Mobile
      Communication
      Network, Inc.            10,120     33,804,635
    Rohm Co. Ltd.               3,100      1,038,386
    SoftBank Corp.             15,100      3,716,611
    SoftBank Corp. (New)*      30,200      7,461,167
    Sony Corp.                100,800     11,574,996
    Sony Corp. [ADR]*           6,535      1,474,459
    Takeda Chemical
      Industries Ltd.         124,000      8,157,927
    Yamanouchi
      Pharmaceutical Co.
      Ltd.                     26,000      1,373,719
                                        ------------
                                          96,450,733
                                        ------------

  KOREA -- 2.5%
    Dacom Corp.*               17,340      2,515,728
    Samsung Electronics
      Co.                      13,160      3,557,671
    Samsung Electronics
      Co. [GDR] 144A*          33,745      2,737,732
    SK Telecom Co. Ltd.
      [ADR]                   269,414      8,638,087
                                        ------------
                                          17,449,218
                                        ------------

  MEXICO -- 3.1%
    Grupo Televisa SA
      [GDR]*                  123,210      7,816,134
    Telefonos de Mexico SA
      Cl-L [ADR]              234,145     13,770,653
                                        ------------
                                          21,586,787
                                        ------------

  NETHERLANDS -- 3.7%
    ASM Lithography
      Holding NV*              35,532      1,392,282
    ASM Lithography
      Holding NV NY Reg.*      14,115        564,600
    Completel Europe NV*      217,762      3,829,820
    Getronics NV               68,736      4,108,914
    Koninklijke (Royal)
      Philips Electronics
      NV*                     187,744      8,395,008
    Koninklijke (Royal)
      Philips Electronics
      NV NY Reg.               30,550      1,363,294
    United Pan-Europe
      Communications NV*       11,243        410,116
    Versatel Telecom
      International NV*       137,671      5,532,483
    World Online
      International*           22,536        303,933
                                        ------------
                                          25,900,450
                                        ------------

  NORWAY -- 0.1%
    Tomra Systems ASA*         45,837        947,811
                                        ------------

                             SHARES        VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  SINGAPORE -- 1.7%
    Chartered
      Semiconductor
      Manufacturing Ltd.
      [ADR]*                   15,825   $  1,382,709
    Datadraft Asia Ltd.       255,000      1,912,500
    Development Bank of
      Singapore               160,599      2,210,371
    Singapore Press
      Holdings Ltd.           122,500      2,396,277
    ST Assembly Test
      Services Ltd.*           96,360      4,017,009
                                        ------------
                                          11,918,866
                                        ------------

  SOUTH AFRICA -- 0.6%
    Dimension Data
      Holdings Ltd.*          641,000      4,207,606
                                        ------------

  SPAIN -- 2.0%
    Banco Bilbao Vizcaya
      SA                      358,903      4,905,772
    Telefonica SA             398,734      8,894,748
    Terra Networks SA*          1,272         78,878
                                        ------------
                                          13,879,398
                                        ------------

  SWEDEN -- 5.4%
    Assa Abloy AB Cl-B        380,338      7,731,906
    Connecta AB*               35,377      1,126,189
    Ericsson, (L.M.)
      Telephone Co. [ADR]      66,445      5,876,230
    Ericsson, (L.M.)
      Telephone Co. Cl-B      144,260     12,842,505
    Framtidsfabriken AB*       72,896      1,196,924
    Information Highway AB    221,390      2,275,054
    Securitas AB Cl-B         249,924      6,476,516
                                        ------------
                                          37,525,324
                                        ------------

  SWITZERLAND -- 0.7%
    Ares-Serono Group           1,481      4,557,969
                                        ------------

  TAIWAN -- 0.5%
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*              64,073      3,351,819
                                        ------------

  UNITED KINGDOM -- 14.4%
    AstraZeneca Group PLC      80,510      3,387,654
    AstraZeneca Group PLC
      [ADR]*                    1,640         69,085
    Autonomy Corp. PLC*         4,720        627,760
    Baltimore Technologies
      PLC*                     43,626      4,412,025
    Cambridge Antibody
      Technology Group
      PLC*                    114,779      4,422,797
    Capita Group PLC          160,576      4,138,401

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ----------------------------------------------------
                             SHARES        VALUE
- ----------------------------------------------------

    Colt Telecom Group
      PLC*                    322,010   $ 13,750,904
    Compass Group PLC         169,308      2,413,538
    Energis PLC 144A*          89,575      4,441,886
    GEO Interactive Media
      Group PLC*               40,530        762,641
    Hays PLC                  179,281      1,237,877
    Interactive Investor
      International PLC*    1,343,544      2,207,494
    Logica PLC                 95,295      2,885,423
    Oxford GlycoSciences
      PLC*                     65,953      1,664,151
    Pace Micro Technology
      PLC                     111,997      1,314,395
    Prudential Corp. PLC      350,067      5,401,153
    Psion PLC                  48,992      2,941,544
    QXL Ltd.*                 776,787      2,516,116
    SEMA Group PLC            100,589      1,624,383
    Telewest
      Communications PLC*     574,700      3,509,478
    The Sage Group PLC*       129,797      1,444,085
    Vodafone AirTouch PLC   6,199,329     28,568,559
    Vodafone AirTouch PLC
      [ADR]                    69,605      3,271,435
    Williams PLC*             273,069      1,548,955
                                        ------------
                                          98,561,739
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $445,806,485)                    560,681,057
                                        ------------

U.S. STOCK -- 5.9%
  CABLE TELEVISION -- 0.1%
    Rogers Communications,
      Inc. Cl-B*               17,790        462,540
                                        ------------

  COMPUTER SERVICES & SOFTWARE -- 0.4%
    Comtouch Software*         18,830        397,784
    Comverse Technology,
      Inc.*                    30,345      2,706,394
                                        ------------
                                           3,104,178
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Celestica, Inc.*           79,540      4,339,901
                                        ------------
  SEMICONDUCTORS -- 1.5%
    JDS Uniphase Corp.*       100,861     10,464,329
                                        ------------

  TELECOMMUNICATIONS -- 3.3%
    Amdocs Ltd.*              154,150     10,434,028
    E-Tek Dynamics, Inc.*       4,180        855,855

                             SHARES        VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    FirstCom Corp.*            65,405   $  1,357,154
    GT Group Telecom,
      Inc.*                    78,010      1,009,254
    Hanaro Telecom, Inc.*      34,535        271,963
    Infonet Services
      Corp.*                  110,050      1,857,094
    Lumenon Innovative
      Lightwave
      Technology, Inc.*         6,125        116,375
    NTL, Inc.*                 45,913      3,512,345
    Viatel, Inc.*              71,535      2,736,214
                                        ------------
                                          22,150,282
                                        ------------
TOTAL U.S. STOCK
  (Cost $31,219,007)                      40,521,230
                                        ------------

                               PAR
                              (000)
                              -----

CORPORATE OBLIGATIONS -- 0.1%
  CABLE TELEVISION
    United Pan-Europe
      Communications 144A
      11.25%, 02/01/10      $     544        508,640
      11.50%, 02/01/10            301        278,425
                                        ------------
  (Cost $838,891)                            787,065
                                        ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%
    Federal Home Loan Bank
      5.68%, 05/12/00          20,000     19,965,289
                                        ------------
    Federal National
      Mortgage Assoc.
      5.85%, 06/01/00          15,000     14,924,437
                                        ------------
  (Cost $34,889,726)                      34,889,726
                                        ------------
COMMERCIAL PAPER -- 6.9%
    Associates Corp. of
      North America
      5.99%, 05/01/00          27,500     27,500,000
    CIT Group Holdings
      6.00%, 05/01/00          20,000     20,000,000
                                        ------------
  (Cost $47,500,000)                      47,500,000
                                        ------------

TOTAL INVESTMENTS -- 99.0%
  (Cost $560,254,109)                    684,379,078
OTHER ASSETS LESS LIABILITIES -- 1.0%      6,884,259
                                        ------------
NET ASSETS -- 100.0%                    $691,263,337
                                        ============

ASAF JANUS
OVERSEAS GROWTH FUND

Foreign currency exchange contracts outstanding at April 30, 2000:

                                                                      UNREALIZED
SETTLEMENT            CONTRACTS TO      IN EXCHANGE    CONTRACTS    APPRECIATION/
MONTH        TYPE        RECEIVE            FOR        AT VALUE     (DEPRECIATION)
- ----------------------------------------------------------------------------------

06/00        Buy       CHF    600,000   $  372,794    $   349,738    $   (23,056)
10/00        Buy       CHF  3,000,000    1,823,486      1,768,888        (54,598)
05/00        Buy       EUR  1,580,378    1,442,458      1,440,124         (2,334)
06/00        Buy      EUR  32,300,000   31,651,987     29,500,411     (2,151,576)
09/00        Buy      EUR  11,900,000   11,532,730     10,938,862       (593,868)
05/00        Buy       GBP    798,873    1,261,449      1,250,602        (10,847)
06/00        Buy      GBP   3,200,000    5,033,088      5,003,753        (29,335)
09/00        Buy       GBP    400,000      634,360        626,400         (7,960)
03/01        Buy       HKD 52,000,000    6,671,596      6,669,198         (2,398)
05/01        Buy       HKD 37,500,000    4,790,879      4,809,357         18,478
09/00        Buy    JPY 1,640,000,000   16,039,504     15,562,482       (477,022)
                                        -----------   -----------    -----------
                                        $81,254,331   $77,919,815    $(3,334,516)
                                        ===========   ===========    ===========

                                                                        UNREALIZED
SETTLEMENT            CONTRACTS TO      IN EXCHANGE     CONTRACTS     APPRECIATION/
MONTH        TYPE        DELIVER            FOR          AT VALUE     (DEPRECIATION)
- ------------------------------------------------------------------------------------

05/00        Sell      CAD  3,900,000   $  2,704,456   $  2,633,552     $   70,904
09/00        Sell      CAD  3,600,000      2,480,500      2,438,777         41,723
06/00        Sell      CHF    600,000        394,477        349,738         44,739
09/00        Sell      CHF  1,100,000        681,748        646,956         34,792
10/00        Sell      CHF  6,145,000      3,772,253      3,623,274        148,979
05/00        Sell     EUR  12,757,029     12,780,873     11,640,139      1,140,734
06/00        Sell     EUR  34,250,000     34,555,260     31,280,631      3,274,629
09/00        Sell     EUR  43,300,000     41,714,508     39,823,240      1,891,268
10/00        Sell     EUR  20,500,000     19,700,500     18,877,828        822,672
05/00        Sell      GBP    242,921        382,972        380,507          2,465
06/00        Sell     GBP  16,400,000     26,343,345     25,644,233        699,112
09/00        Sell     GBP  14,300,000     22,695,714     22,393,921        301,793
03/01        Sell     HKD 171,000,000     21,948,025     21,931,400         16,625
05/01        Sell     HKD 247,000,000     31,477,474     31,677,688       (200,214)
05/00        Sell     JPY 380,651,332      3,587,573      3,531,367         56,206
06/00        Sell     JPY  60,000,000        584,226        558,131         26,095
09/00        Sell   JPY 5,701,000,000     54,609,763     54,013,336        596,427
10/00        Sell     JPY 505,000,000      4,990,119      4,808,150        181,969
07/01        Sell      SGD    950,000        586,482        582,297          4,185
                                        ------------   ------------     ----------
                                        $285,990,268   $276,835,165     $9,155,103
                                        ============   ============     ==========

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of April 30, 2000. Percentages are based on net assets.

INDUSTRY
- -------
Advertising                                   0.2%
Aerospace                                     0.5%
Automobile Manufacturers                      0.3%
Broadcasting                                  1.8%
Business Services                             1.2%
Cable Television                              2.7%
Chemicals                                     2.0%
Computer Hardware                             2.4%
Computer Services & Software                  6.7%
Conglomerates                                 0.6%
Consumer Products & Service                   2.7%
Electronic Components & Equipment            14.2%
Entertainment & Leisure                       1.1%
Environmental Services                        0.1%
Financial -- Bank & Trust                     1.8%
Financial Services                            2.5%
Industrial Products                           0.4%
Insurance                                     0.8%
Internet Services                             5.8%
Medical Supplies & Equipment                  1.3%
Oil & Gas                                     2.0%
Pharmaceuticals                               1.5%
Printing & Publishing                         0.6%
Retail & Merchandising                        0.6%
Semiconductors                                2.4%
Telecommunications                           24.9%
                                             -----
TOTAL                                        81.1%
                                             =====

- -------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.4% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF MARSICO
CAPITAL GROWTH FUND

- ----------------------------------------------------
                            SHARES             VALUE
- ----------------------------------------------------

COMMON STOCK -- 78.3%
  ADVERTISING -- 0.9%
    Omnicom Group, Inc.     97,706    $    8,897,353
                                      --------------
  AEROSPACE -- 2.0%
    General Dynamics
      Corp.                120,710         7,061,535
    General Motors Corp.
      Cl-H*                129,189        12,442,515
    The Titan Corp.*        33,794         1,451,030
                                      --------------
                                          20,955,080
                                      --------------
  AUTOMOBILE MANUFACTURERS -- 2.7%
    Ford Motor Co.         164,689         9,006,430
    General Motors Corp.   197,168        18,459,854
                                      --------------
                                          27,466,284
                                      --------------
  BEVERAGES -- 1.9%
    Anheuser-Busch
      Companies, Inc.      153,901        10,859,640
    Coca-Cola Co.          185,524         8,731,223
                                      --------------
                                          19,590,863
                                      --------------
  BROADCASTING -- 2.0%
    Clear Channel
      Communications,
      Inc.*                211,076        15,197,472
    UnitedGlobalCom,
      Inc. Cl-A*            93,778         4,981,956
                                      --------------
                                          20,179,428
                                      --------------
  CABLE TELEVISION -- 2.1%
    Comcast Corp. Cl-A*    530,319        21,245,905
                                      --------------
  COMPUTER HARDWARE -- 5.0%
    EMC Corp.*             375,413        52,158,944
                                      --------------
  COMPUTER SERVICES & SOFTWARE -- 11.8%
    3Com Corp.*             39,686         1,565,117
    Cisco Systems, Inc.*   551,680        38,246,940
    Juniper Networks,
      Inc.*                 46,918         9,978,872
    Oracle Corp.*          594,389        47,513,970
    Sun Microsystems,
      Inc.*                279,545        25,700,668
                                      --------------
                                         123,005,567
                                      --------------
  CONGLOMERATES -- 2.6%
    Corning, Inc.          137,981        27,251,248
                                      --------------
  CONSTRUCTION -- 0.0%
    M.D.C. Holdings,
      Inc.                  20,000           381,250
                                      --------------
  CONSUMER PRODUCTS & SERVICES -- 0.2%
    Estee Lauder
      Companies, Inc.
      Cl-A                  50,188         2,214,546
                                      --------------

                            SHARES             VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 7.7%
    Adobe Systems, Inc.    179,100    $   21,659,906
    Agilent
      Technologies,
      Inc.*                 39,779         3,525,414
    General Electric Co.    86,240        13,561,240
    Sony Corp.              91,773        20,706,283
    Texas Instruments,
      Inc.                 123,534        20,120,600
                                      --------------
                                          79,573,443
                                      --------------
  ENTERTAINMENT & LEISURE -- 3.6%
    Time Warner, Inc.      409,643        36,842,267
                                      --------------
  FINANCIAL -- BANK & TRUST -- 0.6%
    Northern Trust Corp.    89,637         5,747,973
                                      --------------
  FINANCIAL SERVICES -- 7.2%
    Citigroup, Inc.        528,950        31,439,465
    Fannie Mae Corp.       236,355        14,255,161
    Morgan Stanley, Dean
      Witter & Co.         368,673        28,295,653
                                      --------------
                                          73,990,279
                                      --------------
  HOTELS & MOTELS -- 1.6%
    Four Seasons Hotels,
      Inc.                 289,409        16,206,904
                                      --------------
  INTERNET SERVICES -- 2.7%
    America Online,
      Inc.*                464,464        27,780,753
                                      --------------
  PAPER & FOREST PRODUCTS -- 0.8%
    Kimberly-Clark Corp.   148,930         8,647,248
                                      --------------
  PHARMACEUTICALS -- 4.9%
    Genentech, Inc.*       336,704        39,394,368
    Priority Healthcare
      Corp. Cl-B*          194,654        10,778,965
                                      --------------
                                          50,173,333
                                      --------------
  PRINTING & PUBLISHING -- 0.5%
    Lexmark
      International
      Group, Inc. Cl-A*     42,653         5,033,054
                                      --------------
  RETAIL & MERCHANDISING -- 5.4%
    Home Depot, Inc.       385,636        21,619,718
    Tiffany & Co.          199,670        14,513,513
    Wal-Mart Stores,
      Inc.                 359,576        19,911,521
                                      --------------
                                          56,044,752
                                      --------------
  SEMICONDUCTORS -- 5.2%
    Applied Materials,
      Inc.*                318,647        32,442,247
    Chartered
      Semiconductor
      Manufacturing
      [ADR]*                10,999           961,038

ASAF MARSICO
CAPITAL GROWTH FUND

- ----------------------------------------------------
                            SHARES             VALUE
- ----------------------------------------------------

    Infineon
      Technologies AG
      [ADR]*               150,000    $   10,181,250
    JDS Uniphase Corp.*     97,652        10,131,395
                                      --------------
                                          53,715,930
                                      --------------
  TELECOMMUNICATIONS -- 6.9%
    FLAG Telecom
      Holdings Ltd.*        29,319           571,721
    Motorola, Inc.          35,382         4,212,669
    QUALCOMM, Inc.*        126,525        13,720,055
    SBC Communications,
      Inc.                 118,286         5,182,405
    Sprint Corp. (PCS
      Group)*              536,942        29,531,810
    Vodafone AirTouch
      PLC [ADR]            395,958        18,610,026
                                      --------------
                                          71,828,686
                                      --------------
TOTAL COMMON STOCK
  (Cost $632,286,433)                    808,931,090
                                      --------------
FOREIGN STOCK -- 2.1%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Sony Corp. (New) --
      (JPY)                 92,300        10,675,796
    Sony Corp. -- (JPY)     92,300        10,598,930
                                      --------------
  (Cost $13,589,897)                      21,274,726
                                      --------------
PREFERRED STOCK -- 0.6%
  UTILITIES
    AES Corp. 6.75%
      [CVT]
  (Cost $4,596,950)         91,939         6,556,400
                                      --------------

                            PAR
                           (000)
                          --------

CORPORATE OBLIGATIONS -- 4.5%
  BUSINESS SERVICES -- 0.1%
    Redback Networks,
      Inc. 144A
      5.00%, 04/01/07     $  1,668         1,188,450
                                      --------------

                               PAR
                             (000)             VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  COMPUTER SERVICES & SOFTWARE -- 3.8%
    Juniper Networks, Inc.
    4.75%, 03/15/07       $ 42,487    $   39,141,149
                                      --------------
  TELECOMMUNICATIONS -- 0.6%
    Level 3
      Communications,
      Inc. [CVT]
      6.00%, 09/15/09        4,400         6,578,000
                                      --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $48,555,000)                      46,907,599
                                      --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.8%
    Federal Home Loan
      Bank
      5.88%, 05/01/00
  (Cost $142,400,000)      142,400       142,400,000
                                      --------------

                            SHARES
                            ------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund            124,022           124,022
    Temporary Investment
      Fund                 124,022           124,022
                                      --------------
  (Cost $248,044)                            248,044
                                      --------------
TOTAL
  INVESTMENTS -- 99.3%
  (Cost $841,676,324)                  1,026,317,859
OTHER ASSETS LESS
  LIABILITIES -- 0.7%                      7,522,052
                                      --------------
NET ASSETS -- 100.0%                  $1,033,839,911
                                      ==============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.1% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND

- ----------------------------------------------------
                             SHARES        VALUE
- ----------------------------------------------------

COMMON STOCK -- 88.1%
  ADVERTISING -- 1.5%
    DoubleClick, Inc.*         23,700   $  1,798,237
    Lamar Advertising
      Co.*                     39,900      1,758,094
                                        ------------
                                           3,556,331
                                        ------------
  AEROSPACE -- 0.4%
    General Motors Corp.
      Cl-H*                     8,500        818,656
                                        ------------
  BROADCASTING -- 4.8%
    Emmis Communications
      Corp. Cl-A*              82,300      3,497,750
    Entercom
      Communications
      Corp.*                   28,300      1,202,750
    TV Guide, Inc.*            13,500        402,469
    UnitedGlobalCom, Inc.
      Cl-A*                    16,200        860,625
    USA Networks, Inc.*        76,700      1,764,100
    Westwood One, Inc.*        92,200      3,261,575
                                        ------------
                                          10,989,269
                                        ------------
  BUSINESS SERVICES -- 3.1%
    Micromuse, Inc.*           17,800      1,746,625
    Phone.com, Inc.*           30,200      2,536,800
    PurchasePro.com,
      Inc.*                    22,050        661,500
    Safeguard
      Scientifics, Inc.*       54,800      2,287,900
                                        ------------
                                           7,232,825
                                        ------------
  CABLE TELEVISION -- 2.5%
    Univision
      Communications,
      Inc.*                    52,500      5,735,625
                                        ------------
  CLOTHING & APPAREL -- 0.9%
    Limited, Inc.              45,400      2,051,513
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 15.4%
    BEA Systems, Inc.*         78,200      3,773,150
    Citrix Systems, Inc.*      68,400      4,176,674
    Fiserv, Inc.*              73,100      3,358,031
    Intuit, Inc.*              64,900      2,332,344
    Network Appliance, Inc.*   49,500      3,659,906
    Peregrine Systems,
      Inc.*                    98,700      2,374,969
    Rational Software
      Corp.*                   40,800      3,473,100
    Redback Networks,
      Inc.*                    15,300      1,214,438
    Siebel Systems, Inc.*      30,900      3,796,838
    VERITAS Software
      Corp.*                   71,250      7,642,675
                                        ------------
                                          35,802,125
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 10.2%
    Adobe Systems, Inc.        17,900      2,164,781
    Analog Devices, Inc.*      45,100      3,464,244
    Comverse Technology,
      Inc.*                    41,400      3,692,362

                             SHARES        VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    Flextronics
      International Ltd.*      47,300   $  3,322,825
    Gemstar International
      Group Ltd.*              52,600      2,432,750
    KLA-Tencor Corp.*          34,000      2,545,750
    Metromedia Fiber
      Network, Inc. Cl-A*      83,300      2,571,888
    Sanmina Corp.*             60,800      3,651,800
                                        ------------
                                          23,846,400
                                        ------------
  ENTERTAINMENT & LEISURE -- 1.2%
    Harley-Davidson, Inc.      70,900      2,822,706
                                        ------------
  FINANCIAL SERVICES -- 3.4%
    Capital One Financial
      Corp.                    32,400      1,417,500
    Concord EFS, Inc.*        120,300      2,691,712
    E*TRADE Group, Inc.*       51,800      1,113,700
    Lehman Brothers
      Holdings, Inc.           17,000      1,395,063
    Providian Financial
      Corp.                    14,700      1,294,519
                                        ------------
                                           7,912,494
                                        ------------
  FOOD -- 1.3%
    Starbucks Corp.*           96,400      2,914,594
                                        ------------
  HEALTHCARE SERVICES -- 0.5%
    Health Management
      Associates, Inc.
      Cl-A*                    65,900      1,050,281
    Sequenom, Inc.*             8,500        206,125
                                        ------------
                                           1,256,406
                                        ------------
  INTERNET SERVICES -- 6.4%
    Art Technology Group,
      Inc.*                    27,800      1,688,850
    BroadVision, Inc.*         29,800      1,309,338
    Clarent Corp.*             19,000      1,292,000
    Covad Communications
      Group, Inc.*             41,400      1,148,850
    Digex, Inc.*               26,100      2,035,800
    eSPEED, Inc.*              22,500      1,063,125
    Portal Software,
      Inc.*                    22,900      1,050,538
    S1 Corp.*                  20,500      1,113,406
    VeriSign, Inc.*            17,200      2,397,249
    Vignette Corp.*            36,000      1,734,750
                                        ------------
                                          14,833,906
                                        ------------
  MACHINERY & EQUIPMENT -- 1.1%
    Cooper Cameron Corp.*      32,700      2,452,500
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    MiniMed, Inc.*             28,500      3,503,719
    PE Corp. - PE
      Biosystems Group         40,200      2,412,000
                                        ------------
                                           5,915,719
                                        ------------

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND

- ----------------------------------------------------
                             SHARES        VALUE
- ----------------------------------------------------

OIL & GAS -- 2.6%
    Coastal Corp.              34,500   $  1,731,469
    Rowan Companies,
      Inc.*                    97,800      2,732,287
    Union Pacific
      Resources Group,
      Inc.                     79,000      1,515,813
                                        ------------
                                           5,979,569
                                        ------------
  PHARMACEUTICALS -- 7.9%
    Abgenix, Inc.*              4,400        394,075
    Human Genome
      Sciences, Inc.*          10,900        834,531
    Immunex Corp.*             45,000      1,771,875
    MedImmune, Inc.*           37,100      5,933,681
    Millennium
      Pharmaceuticals,
      Inc.*                    22,200      1,762,125
    Pharmacopeia, Inc.*         5,100        209,738
    LT
      PhotoTherapeutics,
      Inc.*                    28,000      1,555,750
    Sepracor, Inc.*            31,400      2,888,800
    Waters Corp.*              30,300      2,878,500
                                        ------------
                                          18,229,075
                                        ------------
  RETAIL & MERCHANDISING -- 4.5%
    Best Buy Co., Inc.*        43,200      3,488,400
    BJ's Wholesale Club,
      Inc.*                    48,100      1,704,544
    Circuit City Stores,
      Inc.                     38,900      2,287,806
    Tiffany & Co.              41,600      3,023,800
                                        ------------
                                          10,504,550
                                        ------------
  SEMICONDUCTORS -- 9.8%
    Altera Corp.*              35,700      3,650,325
    Conexant Systems,
      Inc.*                    39,000      2,335,125
    E-Tek Dynamics, Inc.*      12,500      2,559,375
    LSI Logic Corp.*            8,500        531,250
    Maxim Integrated
      Products, Inc.*          36,400      2,359,175
    PMC-Sierra, Inc.*          33,500      6,427,813
    QLogic Corp.*              21,700      2,176,781
    Xilinx, Inc.*              36,000      2,637,000
                                        ------------
                                          22,676,844
                                        ------------
  TELECOMMUNICATIONS -- 6.3%
    Amdocs Ltd.*               25,200      1,705,725
    EchoStar
      Communications
      Corp. Cl-A*              21,000      1,337,438

                             SHARES        VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    Efficient Networks,
      Inc.*                    37,000   $  2,432,750
    Intermedia
      Communications,
      Inc.*                    62,100      2,530,575
    Next Level
      Communications,
      Inc.*                    11,400        907,725
    NTL, Inc.*                 30,588      2,339,982
    Voicestream Wireless
      Corp.*                   16,700      1,653,300
    WinStar
      Communications,
      Inc.*                    42,200      1,682,725
                                        ------------
                                          14,590,220
                                        ------------
  UTILITIES -- 1.7%
    Calpine Corp.*             42,000      3,843,000
                                        ------------
TOTAL COMMON STOCK
  (Cost $181,504,057)                    203,964,327
                                        ------------

                              PAR
                             (000)
                             -----

COMMERCIAL PAPER -- 1.0%
    Albertson's, Inc.+
      5.95%, 05/01/00
  (Cost $2,254,000)        $    2,254      2,254,000
                                        ------------

                             SHARES
                             ------

SHORT-TERM INVESTMENTS -- 9.2%
    Temporary Investment
      Cash Fund            10,593,457     10,593,457
    Temporary Investment
      Fund                 10,593,456     10,593,456
                                        ------------
  (Cost $21,186,913)                      21,186,913
                                        ------------

TOTAL INVESTMENTS -- 98.3%
  (Cost $204,944,970)                    227,405,240
OTHER ASSETS LESS LIABILITIES -- 1.7%      3,915,236
                                        ------------
NET ASSETS -- 100.0%                    $231,320,476
                                        ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to 1.0%
  of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

COMMON STOCK -- 91.2%
  AEROSPACE -- 3.6%
    General Dynamics Corp.    29,300    $ 1,714,050
    General Motors Corp.
      Cl-H*                    6,400        616,400
                                        -----------
                                          2,330,450
                                        -----------
  AIRLINES -- 2.4%
    Continental Airlines,
      Inc. Cl-B*              21,400        856,000
    Southwest Airlines Co.    31,400        680,988
                                        -----------
                                          1,536,988
                                        -----------
  AUTOMOTIVE PARTS -- 3.1%
    Eaton Corp.                8,100        680,400
    Lear Corp.*               44,500      1,332,219
                                        -----------
                                          2,012,619
                                        -----------
  BROADCASTING -- 1.5%
    Scripps, (E.W.) Co.
      Cl-A                    21,000        980,438
                                        -----------
  BUSINESS SERVICES -- 1.8%
    ChoicePoint, Inc.*         8,900        338,200
    Comdisco, Inc.            27,100        841,794
                                        -----------
                                          1,179,994
                                        -----------
  CAPITAL GOODS -- 1.7%
    SPX Corp.*                10,200      1,120,725
                                        -----------
  CHEMICALS -- 4.0%
    Engelhard Corp.           43,000        755,188
    FMC Corp.*                13,300        773,894
    Praxair, Inc.             23,600      1,048,724
                                        -----------
                                          2,577,806
                                        -----------
  COMPUTER HARDWARE -- 0.8%
    Apple Computer, Inc.*      4,200        521,063
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 4.1%
    Cadence Design Systems,
      Inc.*                   35,500        596,844
    Ceridian Corp.*           31,000        672,313
    Compuware Corp.*          33,500        420,844
    Sungard Data Systems,
      Inc.*                   28,400        981,574
                                        -----------
                                          2,671,575
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 1.9%
    Energizer Holdings,
      Inc.*                   28,000        477,750
    Maytag Corp.              22,700        781,731
                                        -----------
                                          1,259,481
                                        -----------
  CONTAINERS & PACKAGING -- 2.3%
    Sealed Air Corp.*         13,400        745,375
    Smurfit-Stone Container
      Corp.*                  48,000        732,000
                                        -----------
                                          1,477,375
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  ENERGY SERVICES -- 3.2%
    American Standard
      Companies, Inc.*        23,100    $   947,100
    Dynegy, Inc.              17,636      1,154,056
                                        -----------
                                          2,101,156
                                        -----------
  FINANCIAL -- BANK & TRUST -- 2.0%
    Countrywide Credit
      Industries, Inc.        30,500        842,563
    Valley National Bancorp   16,900        444,681
                                        -----------
                                          1,287,244
                                        -----------
  FINANCIAL SERVICES -- 11.2%
    AMBAC Financial Group,
      Inc.                    18,900        907,200
    Bear Stearns Companies,
      Inc.                    22,400        960,400
    Dun & Bradstreet Corp.    19,500        587,438
    Fleet Financial Group,
      Inc.                    29,100      1,031,230
    Franklin Resources,
      Inc.                    34,700      1,119,074
    Household
      International, Inc.     11,100        463,425
    Lehman Brothers
      Holdings, Inc.           5,100        418,519
    Providian Financial
      Corp.                   11,500      1,012,719
    SLM Holding Corp.         25,900        810,994
                                        -----------
                                          7,310,999
                                        -----------
  FOOD -- 3.5%
    Hershey Foods Corp.       15,800        716,925
    Kroger Co.*               47,900        889,144
    Nabisco Holdings Corp.*   18,800        706,175
                                        -----------
                                          2,312,244
                                        -----------
  HEALTHCARE SERVICES -- 1.7%
    Wellpoint Health
      Networks, Inc.*         15,000      1,106,250
                                        -----------
  HOTELS & MOTELS -- 1.6%
    Starwood Hotels &
      Resorts Worldwide,
      Inc. [REIT]             36,200      1,029,438
                                        -----------
  INSURANCE -- 5.1%
    Ace Ltd.                  46,600      1,115,487
    AON Corp.                 34,700        939,069
    Nationwide Financial
      Services, Inc.          16,200        450,563
    Xl Capital Ltd.           16,600        790,575
                                        -----------
                                          3,295,694
                                        -----------
  MACHINERY & EQUIPMENT -- 2.3%
    Danaher Corp.             15,900        908,287
    Pall Corp.                26,200        584,588
                                        -----------
                                          1,492,875
                                        -----------

ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

MEDICAL SUPPLIES & EQUIPMENT -- 3.7%
    Bard, (C.R.), Inc.        14,900    $   649,081
    Becton Dickinson & Co.    22,600        579,125
    Genzyme Corp.*            24,400      1,191,025
                                        -----------
                                          2,419,231
                                        -----------
  OIL & GAS -- 11.2%
    Anadarko Petroleum
      Corp.                   25,900      1,125,030
    Apache Corp.              16,000        775,000
    Coastal Corp.             20,800      1,043,900
    Kinder Morgan, Inc.       16,700        506,219
    Noble Drilling Corp.*     17,500        698,906
    Tosco Corp.               11,400        365,513
    Transocean Sedco Forex,
      Inc.                    21,700      1,019,900
    USX-Marathon Group,
      Inc.                    31,000        722,688
    Williams Companies,
      Inc.                    28,700      1,070,868
                                        -----------
                                          7,328,024
                                        -----------
  PAPER & FOREST PRODUCTS -- 1.4%
    Bowater, Inc.             16,900        929,500
                                        -----------
  PHARMACEUTICALS -- 0.9%
    Waters Corp.*              6,200        589,000
                                        -----------
  PRINTING & PUBLISHING -- 2.0%
    Belo, (A.H.) Corp. Cl-A   78,300      1,306,631
                                        -----------
  REAL ESTATE -- 4.4%
    Boston Properties, Inc.
      [REIT]                  20,700        721,913
    Indymac Mortgage
      Holdings, Inc. [REIT]   61,600        804,649
    Spieker Properties,
      Inc. [REIT]             16,300        722,294
    Vornado Realty Trust
      [REIT]                  17,600        607,200
                                        -----------
                                          2,856,056
                                        -----------
  RETAIL & MERCHANDISING -- 1.0%
    Consolidated Stores
      Corp.*                  54,500        677,844
                                        -----------
  SEMICONDUCTORS -- 1.7%
    Atmel Corp.*               7,500        367,031
    Micron Technology,
      Inc.*                    2,400        334,200
    National Semiconductor
      Corp.*                   6,600        400,950
                                        -----------
                                          1,102,181
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  TELECOMMUNICATIONS -- 4.6%
    Allegiance Telecom,
      Inc.*                    5,800    $   410,350
    American Tower Corp.
      Cl-A*                   27,500      1,278,749
    EchoStar Communications
      Corp. Cl-A*             11,700        745,144
    Loral Space &
      Communications Ltd.*    55,800        547,538
                                        -----------
                                          2,981,781
                                        -----------
  UTILITIES -- 2.5%
    AES Corp.*                 9,000        809,438
    Unicom Corp.              21,400        850,650
                                        -----------
                                          1,660,088
                                        -----------
TOTAL COMMON STOCK
  (Cost $54,654,292)                     59,454,750
                                        -----------

                               PAR
                              (000)
                             -------

COMMERCIAL PAPER -- 9.2%
     Albertson's, Inc.+
      5.95%, 05/01/00
  (Cost $6,000,000)          $ 6,000      6,000,000
                                        -----------

                             SHARES
                             -------

SHORT-TERM INVESTMENTS -- 0.0%
     Temporary Investment
       Cash Fund               3,311          3,311
    Temporary Investment
      Fund                     3,311          3,311
                                        -----------
  (Cost $6,622)                               6,622
                                        -----------
TOTAL INVESTMENTS -- 100.4%
  (Cost $60,660,914)                     65,461,372
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%)                         (239,587)
                                        -----------
NET ASSETS -- 100.0%                    $65,221,785
                                        ===========

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to 9.2%
  of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AIM INTERNATIONAL
EQUITY FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

FOREIGN STOCK -- 73.0%
AUSTRALIA -- 1.0%
    AMP Ltd.                   6,100    $    53,391
    Brambles Industries
      Ltd.                     2,000         56,250
    Cable & Wireless Optus
      Ltd.*                   13,200         42,594
    Telstra Corp.             19,000         48,560
                                        -----------
                                            200,795
                                        -----------
  BRAZIL -- 0.8%
    Embartel Participacoes
      SA [ADR]                 1,900         42,750
    Petroleo Brasileiro SA   300,000         71,507
    Tele Centro Sul
      Participacoes SA
      [ADR]*                     400         25,500
    Telecomunicacoes de Sao
      Paulo SA [ADR]             600         15,150
                                        -----------
                                            154,907
                                        -----------

  CANADA -- 7.6%
    BCE, Inc.                  1,789        207,074
    Bombardier, Inc. Cl-B      7,200        193,405
    C-Mac Industries, Inc.*    2,640        133,188
    Celestica, Inc.*           3,600        194,134
    Mitel Corp.*               3,700         92,646
    Nortel Networks Corp.      3,800        430,349
    Research in Motion
      Ltd.*                      230          9,764
    Rogers Communications,
      Inc. Cl-B*               5,334        138,781
    Shaw Communications,
      Inc. Cl-B                5,000        116,930
                                        -----------
                                          1,516,271
                                        -----------

  DENMARK -- 0.2%
    Vestas Wind Systems AS
      144A                       120         40,190
                                        -----------

  FINLAND -- 2.9%
    Nokia AB Oyj               8,792        505,541
    Sonera Group Oyj           1,410         77,734
                                        -----------
                                            583,275
                                        -----------

  FRANCE -- 8.6%
    Altran Technologies SA     1,211        248,073
    AXA SA                     1,278        189,943
    Banque National de
      Paris                    2,720        220,348
    Havas Advertising SA         200        100,056
    Peugeot Citroen SA           425         88,146
    Pinault-Printemps
      Redoute SA                 773        156,306
    Societe Television
      Francaise                  284        194,873
    STMicroelectronics NV      1,255        240,046
    Total Fina SA Cl-B         1,778        270,413
                                        -----------
                                          1,708,204
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  GERMANY -- 4.2%
    Epcos AG*                  1,820    $   256,733
    Infineon Technologies
      AG [ADR]*                2,400        163,588
    Intershop
      Communications AG*          20          8,438
    Porsche AG Pfd.               39        100,557
    Siemens AG                 2,050        298,891
                                        -----------
                                            828,207
                                        -----------

  GREECE -- 0.0%
    Jazztel PLC [ADR]*           100          5,200
                                        -----------

  HONG KONG -- 2.6%
    China Telecom Ltd.*       38,000        274,425
    Dao Heng Bank Group
      Ltd.                    16,000         73,951
    Hutchison Whampoa Ltd.    11,000        160,291
                                        -----------
                                            508,667
                                        -----------

  ITALY -- 1.1%
    Banca Popolare di
      Brescia                    680         61,965
    Gruppo Editoriale
      L'Espresso                 600          8,475
    Telecom Italia Mobile
      SPA                     15,588        149,148
                                        -----------
                                            219,588
                                        -----------

  JAPAN -- 13.9%
    Advantest Corp.              800        182,916
    DDI Corp.                    140        160,634
    Hirose Electric Co.
      Ltd.                       600         72,508
    Hoya Corp.                 1,000        101,784
    Matsushita
      Communication
      Industrial Co. Ltd.      1,000        156,748
    Murata Manufacturing
      Co. Ltd.                 1,000        194,316
    NEC Corp.                  9,000        244,838
    Nippon Telegraph &
      Telephone Corp.            110        136,391
    NTT Data Corp.                80        106,596
    NTT Mobile
      Communication
      Network, Inc.               50        167,019
    Ricoh Co. Ltd.             5,000        105,486
    Rohm Co. Ltd.                300        100,489
    Sanyo Electric Co.        26,000        173,459
    Sharp Corp.                3,000         57,878
    Sony Corp.                 1,200        137,798
    Takeda Chemical
      Industries Ltd.          3,000        197,369
    Tokyo Electron Ltd.        2,000        325,894
    Trend Micro, Inc.          1,000        149,901
                                        -----------
                                          2,772,024
                                        -----------

ASAF AIM INTERNATIONAL
EQUITY FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

KOREA -- 1.2%
    Korea Telecom Corp.
      [ADR]                    1,960    $    67,620
    LG Chemical Ltd.           2,700         62,043
    Pohang Iron & Steel Co.
      Ltd. [ADR]               2,400         50,400
    Samsung Electronics Co.      200         54,068
                                        -----------
                                            234,131
                                        -----------
  MEXICO -- 2.8%
    Cifra SA de CV Cl-C*      30,000         63,899
    Coca-Cola Femsa SA
      [ADR]                    3,400         63,113
    Fomento Economico
      Mexicano SA de CV
      [ADR]                    2,850        117,563
    Grupo Modelo SA de CV
      Cl-C                    17,000         36,119
    Grupo Televisa SA
      [GDR]*                   2,000        126,874
    Kimberly-Clark de
      Mexico SA Cl-A           8,400         27,039
    Telefonos de Mexico SA
      Cl-L [ADR]               2,150        126,447
                                        -----------
                                            561,054
                                        -----------

  NETHERLANDS -- 4.0%
    Koninklijke (Royal)
      Philips Electronics
      NV*                      7,220        322,844
    KPNQwest NV*               3,700        154,084
    United Pan-Europe
      Communications NV*       4,510        164,513
    VNU NV                     2,696        144,579
                                        -----------
                                            786,020
                                        -----------

  PORTUGAL -- 0.2%
    PT Multimedia*               700         48,957
                                        -----------

  SINGAPORE -- 1.3%
    Datadraft Asia Ltd.        9,000         67,500
    Development Bank of
      Singapore                5,000         68,816
    Keppel Corp. Ltd.         23,000         53,343
    Singapore Press
      Holdings Ltd.            4,000         78,246
                                        -----------
                                            267,905
                                        -----------

  SPAIN -- 1.1%
    Telefonica SA              9,784        218,256
                                        -----------
  SWEDEN -- 2.9%
    Ericsson, (L.M.)
      Telephone Co. Cl-B       4,160        370,337
    Netcom AB Cl-B*            2,808        199,794
    Om Gruppen AB                200          8,310
                                        -----------
                                            578,441
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  SWITZERLAND -- 4.7%
    ABB AG                     2,190    $   246,307
    Adecco SA                    237        194,919
    Ares-Serono Group             45        138,493
    Compagnie Financiere
      Richemont AG Cl-A           67        163,170
    Kudelski SA*                   1         10,311
    Zurich Allied AG             410        174,678
                                        -----------
                                            927,878
                                        -----------

  TAIWAN -- 1.2%
    Far Eastern Textile
      Ltd. [GDR]*              4,000         80,200
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*              2,850        149,091
                                        -----------
                                            229,291
                                        -----------

  THAILAND -- 0.1%
    Siam Commercial Bank*     24,000         19,221
                                        -----------

  UNITED KINGDOM -- 10.6%
    Arm Holdings PLC*         14,500        148,617
    Capita Group PLC           7,680        197,931
    CMG PLC*                   2,120        136,196
    Colt Telecom Group PLC*    5,750        245,544
    Compass Group PLC         11,500        163,936
    Kingston Communication
      (Hull) PLC*                500          6,283
    Logica PLC                 6,000        181,673
    Marconi PLC                8,660        108,612
    Pace Micro Technology
      PLC                      7,000         82,152
    Shell Transport &
      Trading Co. PLC         25,000        204,402
    The Sage Group PLC*        3,700         41,165
    Vodafone AirTouch PLC     87,327        402,452
    WPP Group PLC             11,450        185,261
                                        -----------
                                          2,104,224
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $14,984,589)                     14,512,706
                                        -----------

U.S. STOCK -- 1.1%
  INTERNET SERVICES -- 0.1%
    Crayfish Co. Ltd.*           900         13,388
                                        -----------
  OIL & GAS -- 0.1%
    Gulf Indonesia
      Resources Ltd.*          3,100         21,700
                                        -----------
  TELECOMMUNICATIONS -- 0.9%
    360 Networks, Inc.*        2,300         34,931
    NTL, Inc.*                 1,875        143,437
                                        -----------
                                            178,368
                                        -----------
TOTAL U.S. STOCK
  (Cost $292,594)                           213,456
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                                 PAR
                               (000)          VALUE
- ---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.1%
    Federal Home Loan
      Mortgage Corp.
      5.88%, 05/01/00
  (Cost $4,789,000)          $ 4,789    $ 4,789,000
                                        -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $20,066,183)                     19,515,162
OTHER ASSETS LESS
  LIABILITIES -- 1.8%                       351,188
                                        -----------
NET ASSETS -- 100.0%                    $19,866,350
                                        ===========

Foreign currency exchange contracts outstanding at April 30, 2000:

SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE       RECEIVE           FOR       AT VALUE     DEPRECIATION
- ------------------------------------------------------------------------------

05/00        Buy        GBP  25,415     $40,021      $39,765         $256
                                        =======      =======         ====

- -------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of April 30, 2000. Percentages are based on net assets.

                 INDUSTRY
- -------------------------------------------

Advertising                                   1.4%
Aerospace                                     2.2%
Automobile Manufacturers                      1.2%
Beverages                                     1.8%
Broadcasting                                  1.8%
Business Services                             3.0%
Cable Television                              0.7%
Capital Goods                                 0.4%
Chemicals                                     0.3%
Computer Services & Software                  2.8%
Conglomerates                                 1.8%
Consumer Products & Services                  2.1%
Electronic Components & Equipment            12.0%
Entertainment & Leisure                       0.6%
Financial -- Bank & Trust                     2.1%
Financial Services                            1.2%
Food                                          0.1%
Industrial Products                           0.5%
Insurance                                     2.9%
Machinery & Equipment                         1.2%
Office Equipment                              0.5%
Oil & Gas                                     2.8%
Paper & Forest Products                       0.3%
Pharmaceuticals                               2.2%
Printing & Publishing                         1.6%
Retail & Merchandising                        0.8%
Semiconductors                                5.2%
Telecommunications                           18.9%
Transportation                                0.2%
Utilities                                     0.4%
                                             -----
TOTAL                                        73.0%
                                             =====

- -------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

COMMON STOCK -- 83.1%
  ADVERTISING -- 0.2%
    Interpublic Group of
      Companies, Inc.            653    $    26,773
    Omnicom Group, Inc.          427         38,884
    Young & Rubicam, Inc.         61          3,397
                                        -----------
                                             69,054
                                        -----------
  AEROSPACE -- 1.9%
    Boeing Co.                 2,250         89,297
    Cordant Technologies,
      Inc.                     7,100        402,037
    General Dynamics Corp.       754         44,109
    Goodrich, (B.F.) Co.         144          4,590
    Honeywell International,
      Inc.                     2,055        115,080
    Lockheed Martin Corp.      1,079         26,840
    Northrop Grumman Corp.       112          7,938
    Raytheon Co. Cl-B            917         20,346
    United Technologies
      Corp.                    1,460         90,794
                                        -----------
                                            801,031
                                        -----------
  AIRLINES -- 0.2%
    AMR Corp.*                   688         23,435
    Delta Air Lines, Inc.        536         28,274
    Southwest Airlines Co.     1,123         24,355
    US Airways Group, Inc.*      160          4,450
                                        -----------
                                             80,514
                                        -----------
  AUTOMOBILE MANUFACTURERS -- 0.9%
    Ford Motor Co.             3,484        190,531
    General Motors Corp.       1,859        174,049
    Navistar International
      Corp.*                     381         13,335
                                        -----------
                                            377,915
                                        -----------
  AUTOMOTIVE PARTS -- 0.3%
    AutoZone, Inc.*              734         16,836
    Cooper Tire & Rubber Co.     206          2,781
    Dana Corp.                   264          8,019
    Delphi Automotive
      Systems Corp.            2,093         40,028
    Genuine Parts Co.            772         20,265
    Goodyear Tire & Rubber
      Co.                        221          6,105
    TRW, Inc.                    249         14,567
                                        -----------
                                            108,601
                                        -----------
  BEVERAGES -- 1.7%
    American National Can
      Group, Inc.*             9,400        158,038
    Anheuser-Busch
      Companies, Inc.          1,189         83,899
    Brown-Forman Corp. Cl-B      114          6,220
    Coca-Cola Co.              6,590        310,142
    Coca-Cola Enterprises,
      Inc.                     1,818         38,746
    PepsiCo, Inc.              3,804        139,559
                                        -----------
                                            736,604
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  BROADCASTING -- 0.5%
    CBS Corp.*                 2,608    $   153,220
    Clear Channel
      Communications, Inc.*      902         64,944
                                        -----------
                                            218,164
                                        -----------
  BUILDING MATERIALS -- 0.1%
    Armstrong World
      Industries, Inc.            89          1,741
    Masco Corp.                  978         21,944
    Owens Corning                147          2,674
    Sherwin Williams Co.         231          5,746
    Vulcan Materials Co.         180          7,886
                                        -----------
                                             39,991
                                        -----------
  BUSINESS SERVICES -- 0.2%
    Avery Dennison Corp.         216         14,175
    Ecolab, Inc.                 196          7,656
    First Data Corp.           1,023         49,807
    Parametric Technology
      Corp.*                   1,765         14,396
    Quintiles Transnational
      Corp.*                     312          4,466
                                        -----------
                                             90,500
                                        -----------
  CABLE TELEVISION -- 0.3%
    Comcast Corp. Cl-A*        2,852        114,258
                                        -----------
  CAPITAL GOODS -- 0.0%
    Briggs & Stratton Corp.       58          2,226
                                        -----------
  CHEMICALS -- 0.8%
    Air Products &
      Chemicals, Inc.            444         13,792
    DuPont, (E.I.) de
      Nemours & Co.            3,000        142,312
    Engelhard Corp.              348          6,112
    FMC Corp.*                   213         12,394
    Grace, (W.R.) & Co.*         198          2,574
    Hercules, Inc.               290          4,513
    PPG Industries, Inc.         373         20,282
    Praxair, Inc.                315         13,998
    Rohm & Haas Co.              480         17,100
    Union Carbide Corp.        1,569         92,571
                                        -----------
                                            325,648
                                        -----------
  CLOTHING & APPAREL -- 0.3%
    Limited, Inc.                808         36,511
    Liz Claiborne, Inc.          460         21,304
    Nike, Inc. Cl-B              333         14,465
    Reebok International,
      Ltd.*                      930         15,810
    Springs Industries, Inc.
      Cl-A                       373         15,316
    V.F. Corp.                   112          3,164
                                        -----------
                                            106,570
                                        -----------
  COMPUTER HARDWARE -- 4.7%
    Adaptec, Inc.*               587         15,849
    Apple Computer, Inc.*        518         64,264

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

    Compaq Computer Corp.      4,411    $   129,022
    Dell Computer Corp.*       7,159        358,845
    EMC Corp.*                 2,819        391,665
    Gateway, Inc.*             1,041         57,515
    Hewlett-Packard Co.        2,695        363,825
    International Business
      Machines Corp.           4,980        555,893
    Seagate Technology,
      Inc.*                      772         39,227
                                        -----------
                                          1,976,105
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 9.6%
    3Com Corp.*                1,156         45,590
    Autodesk, Inc.*               99          3,799
    Automatic Data
      Processing, Inc.         1,615         86,907
    BMC Software, Inc.*          813         38,059
    Ceridian Corp.*              386          8,371
    Cisco Systems, Inc.*      18,687      1,295,534
    Citrix Systems, Inc.*        635         38,775
    Computer Associates
      International, Inc.      1,506         84,054
    Computer Sciences Corp.*     579         47,225
    Compuware Corp.*           1,486         18,668
    Electronic Data Systems
      Corp.                    1,199         82,431
    Microsoft Corp.*          14,282        996,169
    NCR Corp.*                   508         19,622
    Network Appliance, Inc.*     968         71,572
    Novell, Inc.*              1,326         26,023
    Oracle Corp.*              7,822        625,270
    Paychex, Inc.                924         48,626
    PeopleSoft, Inc.*          1,283         17,882
    Silicon Graphics, Inc.*    1,206          8,668
    Sun Microsystems, Inc.*    4,391        403,697
    Unisys Corp.*              1,260         29,216
    VERITAS Software Corp.*    1,168        125,286
                                        -----------
                                          4,121,444
                                        -----------
  CONGLOMERATES -- 1.6%
    Corning, Inc.                466         92,035
    ITT Industries, Inc.          53          1,673
    Johnson Controls, Inc.       142          8,990
    Minnesota Mining &
      Manufacturing Co.        1,196        103,454
    National Service
      Industries, Inc.           328          7,052
    Philip Morris Companies,
      Inc.                     6,291        137,616
    Seagram Co. Ltd.           1,420         76,680
    Textron, Inc.                561         34,747
    Tyco International Ltd.    4,477        205,662
                                        -----------
                                            667,909
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  CONSTRUCTION -- 0.1%
    Centex Corp.                 137    $     3,305
    Kaufman & Broad Home
      Corp.                      102          1,964
    Pulte Corp.                  759         16,318
                                        -----------
                                             21,587
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 1.4%
    Alberto-Culver Co. Cl-B      127          3,000
    Bausch & Lomb, Inc.           67          4,045
    Clorox Co.                   521         19,147
    Colgate-Palmolive Co.      1,491         85,173
    Eastman Kodak Co.          1,029         57,560
    Fortune Brands, Inc.         251          6,275
    Gillette Co.               2,232         82,584
    Hasbro, Inc.               1,089         17,356
    International Flavors &
      Fragrances, Inc.           173          5,958
    Jostens, Inc.              3,910         96,528
    Maytag Corp.                 223          7,680
    Procter & Gamble Co.       3,157        188,236
    Snap-On, Inc.                 69          1,824
    Tupperware Corp.             475          8,966
    UST, Inc.                    470          7,050
    Whirlpool Corp.              114          7,424
                                        -----------
                                            598,806
                                        -----------
  CONTAINERS & PACKAGING -- 0.1%
    Crown Cork & Seal Co.,
      Inc.                       650         10,563
    Owens Illinois, Inc.*        416          5,616
    Pactiv Corp.*                460          3,766
    Sealed Air Corp.*            422         23,474
                                        -----------
                                             43,419
                                        -----------
  DIVERSIFIED RESOURCES -- 0.0%
    Fluor Corp.                   81          2,719
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
    Adobe Systems, Inc.          282         34,104
    Analog Devices, Inc.*      1,117         85,800
    Cabletron Systems, Inc.*     917         20,976
    Comverse Technology,
      Inc.*                      531         47,359
    Emerson Electric Co.       1,077         59,100
    General Electric Co.       8,868      1,394,493
    KLA-Tencor Corp.*            615         46,048
    Linear Technology Corp.      739         42,215
    Molex, Inc.                  429         23,568
    Parker-Hannifin Corp.        483         22,460
    PerkinElmer, Inc.            264         14,454
    Rockwell International
      Corp.                      391         15,396
    Solectron Corp.*           1,808         84,637
    Tandy Corp.                  437         24,909
    Teradyne, Inc.*              610         67,100
    Texas Instruments, Inc.    2,171        353,602
                                        -----------
                                          2,336,221
                                        -----------

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

  ENERGY SERVICES -- 0.1%
    Halliburton Co.            1,097    $    48,474
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.9%
    Brunswick Corp.              792         15,197
    Carnival Corp.               963         23,955
    Disney, (Walt) Co.         5,501        238,262
    Harley-Davidson, Inc.        615         24,485
    Harrah's Entertainment,
      Inc.*                      889         18,280
    Mattel, Inc.               1,156         14,161
    Mirage Resorts, Inc.*     24,661        502,467
    Sabre Group Holdings*        207          7,232
    Time Warner, Inc.          3,434        308,845
    Viacom, Inc. Cl-B*         1,468         79,823
                                        -----------
                                          1,232,707
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries,
      Inc.*                      500          3,063
    Waste Management, Inc.     1,691         26,844
                                        -----------
                                             29,907
                                        -----------
  EQUIPMENT SERVICES -- 0.0%
    Millipore Corp.               51          3,656
                                        -----------
  FINANCIAL -- BANK & TRUST -- 3.5%
    AmSouth Bancorporation     1,069         15,567
    Bank of America Corp.      4,627        226,722
    Bank of New York Co.,
      Inc.                     1,895         77,813
    Bank One Corp.             2,298         70,089
    BB&T Corp.                   338          8,999
    Chase Manhattan Corp.      2,174        156,664
    Comerica, Inc.               297         12,585
    Fifth Third Bancorp          770         48,606
    First Union Corp.          2,672         85,170
    Firstar Corp.              2,436         60,596
    Huntington Bancshares,
      Inc.                       423          7,720
    KeyCorp.                   1,491         27,584
    MBNA Corp.                 1,976         52,488
    Mellon Financial Corp.     1,209         38,839
    Morgan, (J.P.) & Co.,
      Inc.                       551         70,735
    National City Corp.        1,923         32,691
    Northern Trust Corp.         536         34,371
    Old Kent Financial Corp.     173          5,212
    PNC Bank Corp. NA            706         30,799
    Regions Financial Corp.      390          7,971
    State Street Corp.           386         37,394
    Summit Bancorp               670         17,001
    SunTrust Banks, Inc.         798         40,499
    Synovus Financial Corp.      767         14,237
    U.S. Bancorp               1,285         26,102
    U.S. Trust Corp.             297         45,701
    Union Planters Corp.         551         15,600
    Wachovia Corp.               488         30,592

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    Wells Fargo & Co.          4,355    $   178,826
                                        -----------
                                          1,477,173
                                        -----------
  FINANCIAL SERVICES -- 4.2%
    American Express Co.       1,277        191,629
    Associates First Capital
      Corp. Cl-A               1,224         27,158
    Bear Stearns Companies,
      Inc.                       193          8,275
    Block, (H&R), Inc.           571         23,875
    Capital One Financial
      Corp.                      432         18,900
    Citigroup, Inc.            9,280        551,579
    Deluxe Corp.                 401         10,100
    Dun & Bradstreet Corp.       244          7,351
    Fannie Mae Corp.           2,664        160,673
    Fleet Financial Group,
      Inc.                     2,336         82,782
    Franklin Resources, Inc.     561         18,092
    Freddie Mac Corp.          1,333         61,235
    Golden West Financial
      Corp.                      310         10,579
    Household International,
      Inc.                     1,166         48,681
    Lehman Brothers
      Holdings, Inc.             467         38,323
    MBIA, Inc.                   183          9,047
    Merrill Lynch & Co.,
      Inc.                     1,145        116,718
    Morgan Stanley, Dean
      Witter & Co.             3,218        246,981
    Paine Webber Group, Inc.     739         32,424
    Providian Financial
      Corp.                      137         12,065
    Schwab, (Charles) Corp.    1,120         49,840
    T. Rowe Price
      Associates, Inc.           683         26,039
    Washington Mutual, Inc.    1,372         35,072
                                        -----------
                                          1,787,418
                                        -----------
  FOOD -- 2.0%
    Albertson's, Inc.            612         19,928
    Archer Daniels Midland
      Co.                      1,645         16,347
    Bestfoods, Inc.              645         32,411
    Campbell Soup Co.            917         23,842
    ConAgra, Inc.              1,069         20,177
    General Mills, Inc.          673         24,480
    Great Atlantic & Pacific
      Tea Co., Inc.              665         12,178
    Hannaford Bros. Co.        4,400        318,450
    Heinz, (H.J.) Co.            825         28,050
    Hershey Foods Corp.          267         12,115
    Kellogg Co.                  904         22,092
    Kroger Co.*                2,265         42,044
    Nabisco Group Holdings       787         10,133
    Ralston Purina Group       1,567         27,716
    Safeway, Inc.*             1,318         58,157
    Sara Lee Corp.             2,476         37,140
    Supervalu, Inc.              967         20,005
    Sysco Corp.                  785         29,536
    Unilever NV NY Reg.        1,445         65,838

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

    Winn-Dixie Stores, Inc.      399    $     6,608
    Wrigley, (Wm., Jr.) Co.      244         17,660
                                        -----------
                                            844,907
                                        -----------
  FURNITURE -- 0.0%
    Leggett & Platt, Inc.        292          6,242
                                        -----------
  HEALTHCARE SERVICES --0.8%
    Amgen, Inc.*               2,936        164,417
    Columbia HCA Healthcare
      Corp.                    1,336         37,993
    Healthsouth Corp.*         2,227         17,955
    Humana, Inc.*                437          3,359
    IMS Health, Inc.             823         14,042
    Manor Care, Inc.*          1,011         12,069
    McKesson HBOC, Inc.          622         10,496
    Tenet Healthcare Corp.     1,384         35,292
    United Healthcare Group,
      Inc.*                      396         26,408
    Wellpoint Health
      Networks, Inc.*            173         12,759
                                        -----------
                                            334,790
                                        -----------
  HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.          998          8,483
    Marriott International,
      Inc. Cl-A                  532         17,024
                                        -----------
                                             25,507
                                        -----------
  INDUSTRIAL PRODUCTS --0.0%
    Crane Co.                    183          4,918
                                        -----------
  INSURANCE -- 2.1%
    Aetna, Inc.                  282         16,321
    AFLAC, Inc.                  627         30,605
    Allstate Corp.             1,425         33,666
    American General Corp.       579         32,424
    American International
      Group, Inc.              4,302        471,875
    Chubb Corp.                  396         25,196
    CIGNA Corp.                  391         31,182
    Cincinnati Financial
      Corp.                      323         13,021
    Conseco, Inc.                894          4,861
    Jefferson-Pilot Corp.        475         31,617
    Lincoln National Corp.       363         12,637
    Loews Corp.                  188         10,364
    Marsh & McLennan
      Companies, Inc.            681         67,120
    MGIC Investment Corp.        556         26,584
    Safeco Corp.                 576         12,744
    St. Paul Companies, Inc.     452         16,103
    The Hartford Financial
      Services Group, Inc.       462         24,111
    Torchmark Corp.              132          3,308
    UNUM Corp.                   650         11,050
                                        -----------
                                            874,789
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  INTERNET SERVICES -- 1.4%
    America Online, Inc.*      6,347    $   379,629
    Yahoo!, Inc.*              1,498        195,115
                                        -----------
                                            574,744
                                        -----------
  MACHINERY & EQUIPMENT -- 0.6%
    Baker Hughes, Inc.           706         22,460
    Caterpillar, Inc.          1,194         47,088
    Cooper Industries, Inc.      107          3,671
    Danaher Corp.                297         16,966
    Deere & Co.                  505         20,389
    Dover Corp.                  828         42,073
    Grainger, (W.W.), Inc.       168          7,287
    Illinois Tool Works,
      Inc.                       726         46,509
    Pall Corp.                   930         20,751
    Stanley Works, Inc.          772         22,774
    The Timken Co.               510          9,435
    Thermo Electron Corp.*       434          8,409
                                        -----------
                                            267,812
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Abbott Laboratories        3,655        140,489
    Bard, (C.R.), Inc.           353         15,378
    Baxter International,
      Inc.                       703         45,783
    Becton Dickinson & Co.       513         13,146
    Boston Scientific Corp.*   1,128         29,892
    Guidant Corp.*             1,003         57,547
    Johnson & Johnson Co.      3,703        305,497
    Mallinckrodt, Inc.           104          2,795
    Medtronic, Inc.            2,870        149,061
    PE Corp. - PE Biosystems
      Group                      513         30,780
    St. Jude Medical, Inc.*      615         19,180
                                        -----------
                                            809,548
                                        -----------
  METALS & MINING -- 0.5%
    Alcan Aluminum Ltd.          945         30,948
    Alcoa, Inc.                   65          4,217
    Allegheny Technologies,
      Inc.                       259          6,265
    Arch Coal, Inc.               13             70
    Barrick Gold Corp.         1,064         17,889
    Bethlehem Steel Corp.*     1,851          9,949
    Freeport-McMoRan Copper
      & Gold, Inc. Cl-B*         603          5,804
    Homestake Mining Co.         714          4,284
    Newmont Mining Corp.         252          5,906
    Nucor Corp.                  518         22,274
    Phelps Dodge Corp.           127          5,874
    Placer Dome, Inc.            896          7,280
    Reynolds Metals Co.        1,115         74,147
    USX-U.S. Steel Group,
      Inc.                        28            702
    Worthington Industries,
      Inc.                       658          8,143
                                        -----------
                                            203,752
                                        -----------

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

  OFFICE EQUIPMENT -- 0.2%
    Ikon Office Solutions,
      Inc.                       396    $     2,327
    Office Depot, Inc.*          902          9,527
    Pitney Bowes, Inc.           610         24,934
    Staples, Inc.*             1,816         34,617
    Xerox Corp.                1,173         31,011
                                        -----------
                                            102,416
                                        -----------
  OIL & GAS -- 4.2%
    Amerada Hess Corp.           460         29,268
    Apache Corp.                 204          9,881
    Ashland, Inc.                 54          1,843
    Burlington Resources,
      Inc.                       464         18,241
    Chevron Corp.              1,902        161,908
    Coastal Corp.                797         39,999
    Columbia Gas Systems,
      Inc.                       135          8,471
    Conoco, Inc. Cl-B          1,496         37,213
    El Paso Energy Corp.         513         21,803
    Exxon Mobil Corp.          9,498        737,875
    Kerr-McGee Corp.             175          9,056
    Nicor, Inc.                  277          9,383
    Occidental Petroleum
      Corp.                    1,283         27,504
    ONEOK, Inc.                  282          7,121
    Phillips Petroleum Co.       574         27,229
    Rowan Companies, Inc.*       536         14,975
    Royal Dutch Petroleum
      Co.                      5,729        328,701
    Schlumberger Ltd.          1,437        110,020
    Sunoco, Inc.                  41          1,243
    Texaco, Inc.               1,397         69,152
    Tosco Corp.                  249          7,984
    Transocean Sedco Forex,
      Inc.                       454         21,338
    Union Pacific Resources
      Group, Inc.                673         12,913
    Unocal Corp.                 518         16,738
    Williams Companies, Inc.   1,084         40,447
                                        -----------
                                          1,770,306
                                        -----------
  PAPER & FOREST PRODUCTS -- 0.6%
    American Greetings Corp.
      Cl-A                       137          2,483
    Boise Cascade Corp.          442         14,393
    Champion International
      Corp.                      188         12,361
    Georgia Pacific Group        338         12,422
    International Paper Co.    1,338         49,171
    Kimberly-Clark Corp.       1,422         82,564
    Louisiana-Pacific Corp.      290          3,879
    Mead Corp.                   135          4,700
    Potlatch Corp.               409         16,130
    Temple-Inland, Inc.          328         16,441
    Westvaco Corp.               706         21,798
    Weyerhaeuser Co.             530         28,321
    Willamette Industries,
      Inc.                       196          7,485
                                        -----------
                                            272,148
                                        -----------
  PERSONAL SERVICES -- 0.1%
    Cendant Corp.*             2,641         40,770
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  PHARMACEUTICALS -- 5.3%
    Allergan, Inc.               257    $    15,131
    ALZA Corp.*                  531         23,397
    American Home Products
      Corp.                    3,187        179,070
    Biogen, Inc.*                564         33,170
    Bristol-Meyers Squibb
      Co.                      5,293        277,552
    Cardinal Health, Inc.        637         35,075
    Lilly, (Eli) & Co.         2,699        208,666
    Merck & Co., Inc.          6,265        435,417
    Pfizer, Inc.               8,970        377,861
    Pharmacia Corp.            3,296        164,594
    Schering-Plough Corp.      3,538        142,626
    Warner-Lambert Co.         2,786        317,082
    Watson Pharmaceuticals,
      Inc.*                      493         22,154
                                        -----------
                                          2,231,795
                                        -----------
  PRECIOUS METALS -- 0.0%
    Inco Ltd.*                 1,095         17,109
                                        -----------
  PRINTING & PUBLISHING -- 0.5%
    Dow Jones & Co., Inc.        183         11,872
    Gannett Co., Inc.            693         44,265
    Knight-Ridder, Inc.          411         20,165
    Lexmark International
      Group, Inc. Cl-A*          439         51,802
    McGraw-Hill Co., Inc.        783         41,108
    New York Times Co.           343         14,127
    Tribune Co.                  531         20,643
                                        -----------
                                            203,982
                                        -----------
  RAILROADS -- 0.2%
    Burlington Northern
      Santa Fe Corp.             521         12,569
    Kansas City Southern
      Industries, Inc.           246         17,681
    Norfolk Southern Corp.     1,034         18,224
    Union Pacific Corp.        1,003         42,252
                                        -----------
                                             90,726
                                        -----------
  RESTAURANTS -- 0.4%
    Darden Restaurants, Inc.     345          6,361
    McDonald's Corp.           3,530        134,581
    Tricon Global
      Restaurants, Inc.*         340         11,603
    Wendy's International,
      Inc.                       323          7,227
                                        -----------
                                            159,772
                                        -----------
  RETAIL & MERCHANDISING -- 4.1%
    Bed, Bath & Beyond,
      Inc.*                      387         14,198
    Best Buy Co., Inc.*          673         54,345
    Circuit City Stores,
      Inc.                       427         25,113
    Consolidated Stores
      Corp.*                     290          3,607
    Costco Companies, Inc.*    1,473         79,633
    CVS Corp.                    615         26,753
    Dillard's, Inc. Cl-A         297          4,139
    Dollar General Corp.         523         11,964

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

    Federated Department
      Stores, Inc.*              759    $    25,806
    Gap, Inc.                  2,187         80,371
    Harcourt General, Inc.        63          2,355
    Home Depot, Inc.           6,169        345,849
    Kmart Corp.*               2,456         19,955
    Kohl's Corp.*              1,152         55,296
    Long's Drug Stores Corp.     546         12,695
    Lowe's Companies, Inc.       607         30,047
    May Department Stores
      Co.                        724         19,910
    Nordstrom, Inc.              368         10,235
    Penney, (J.C.) Co., Inc.     701          9,683
    Rite Aid Corp.               706          3,530
    Sears, Roebuck & Co.       1,427         52,264
    Target Corp.               1,120         74,550
    Toys 'R' Us, Inc.*         1,618         24,675
    Wal-Mart Stores, Inc.     12,018        665,496
    Walgreen Co.               2,532         71,213
                                        -----------
                                          1,723,682
                                        -----------
  SEMICONDUCTORS -- 4.2%
    Advanced Micro Devices,
      Inc.*                      556         48,789
    Altera Corp.*                600         61,350
    Applied Materials, Inc.*   2,173        221,239
    Conexant Systems, Inc.*      731         43,769
    Intel Corp.                9,123      1,156,909
    LSI Logic Corp.*             917         57,313
    Micron Technology, Inc.*     734        102,210
    National Semiconductor
      Corp.*                     627         38,090
    Xilinx, Inc.*                960         70,320
                                        -----------
                                          1,799,989
                                        -----------
  TELECOMMUNICATIONS --10.3%
    ADC Telecommunications,
      Inc.*                      957         58,138
    Alltel Corp.                 777         51,768
    Andrew Corp.*                742         21,843
    AT&T Corp.                 7,373        344,227
    Bell Atlantic Corp.        4,132        244,821
    BellSouth Corp.            5,004        243,632
    CenturyTel, Inc.             277          6,787
    Global Crossing Ltd.*      1,644         51,786
    GTE Corp.                  2,565        173,779
    IPC Communications,
      Inc.*                      141         23,547
    Lucent Technologies,
      Inc.                     8,575        533,278
    MCI WorldCom, Inc.*        6,979        317,108
    MediaOne Group, Inc.*      3,101        234,513
    Motorola, Inc.             1,887        224,671
    NetOptix Corp.*              279         49,209
    Nextel Communications,
      Inc. Cl-A*               1,097        120,053
    Nortel Networks Corp.      3,873        438,616

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    QUALCOMM, Inc.*            2,077    $   225,225
    SBC Communications, Inc.   9,500        416,218
    Scientific-Atlanta, Inc.     620         40,339
    Sprint Corp. (FON Group)   4,056        249,444
    Sprint Corp. (PCS
      Group)*                  2,514        138,270
    Tellabs, Inc.*             1,270         69,612
    U.S. West, Inc.            1,549        110,269
                                        -----------
                                          4,387,153
                                        -----------
  TRANSPORTATION -- 0.2%
    CSX Corp.                  1,021         21,377
    FedEx Corp.*                 988         37,235
    Paccar, Inc.                 490         23,306
    Ryder Systems, Inc.          175          3,883
                                        -----------
                                             85,801
                                        -----------
  UTILITIES -- 2.2%
    AES Corp.*                   696         62,597
    Ameren Corp.                 244          8,952
    American Electric Power
      Co., Inc.                  350         12,819
    Carolina Power & Light
      Co.                        345         12,614
    Central & South West
      Corp.                      516         11,191
    Cinergy Corp.                239          6,393
    CMS Energy Corp.             630         11,970
    Consolidated Edison,
      Inc.                       818         28,783
    Constellation Energy
      Group                      561         18,548
    Dominion Resources,
      Inc.*                      773         34,785
    DTE Energy Co.               546         17,813
    Duke Energy Corp.            891         51,233
    Edison International Co.   1,542         29,394
    Enron Corp.                1,879        130,942
    Entergy Corp.              1,049         26,684
    FirstEnergy Corp.          1,054         26,811
    Florida Progress Corp.       564         27,636
    FPL Group, Inc.              607         27,429
    GPU, Inc.                    152          4,266
    New Century Energies,
      Inc.                       185          6,036
    Niagara Mohawk Holdings,
      Inc.*                      510          7,076
    Northern States Power
      Co.                        416          9,074
    PECO Energy Co.              792         33,017
    People's Energy Corp.        259          8,045
    PG&E Corp.                 1,696         43,990
    Pinnacle West Capital
      Co.                        404         14,191
    PPL Corp.                    622         14,850
    Public Service
      Enterprise Group, Inc.     816         29,274
    Reliant Energy, Inc.       1,031         27,450
    Sempra Energy                565         10,488
    Southern Co.               2,032         50,673
    Texas Utilities Co.          582         19,606

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

    Unicom Corp.                 714    $    28,382
    United Water Resources,
      Inc.                     2,700         93,824
                                        -----------
                                            946,836
                                        -----------
TOTAL COMMON STOCK
  (Cost $34,154,490)                     35,198,115
                                        -----------

                               PAR
                              (000)
                              -----

U.S. TREASURY OBLIGATIONS -- 16.1%
    U.S. Treasury Bills
      4.60%, 05/11/00         $  320        319,509
      4.95%, 05/11/00            370        369,389
      5.35%, 05/11/00            480        479,152
      5.38%, 05/11/00            120        119,785
      5.42%, 05/11/00            510        509,079
      5.45%, 05/11/00            420        419,237
      5.46%, 05/11/00            890        888,380
      5.52%, 05/11/00            180        179,669
      5.57%, 05/11/00          1,600      1,597,029
      5.59%, 05/11/00            900        898,323
      5.61%, 05/11/00            300        299,439
      5.62%, 07/13/00#            20         19,772
      5.64%, 07/13/00#            15         14,830
      5.67%, 07/13/00#           650        642,606
      5.69%, 07/13/00#            50         49,431
                                        -----------
  (Cost $6,805,311)                       6,805,630
                                        -----------

- ---------------------------------------------------
                              SHARES       VALUE
- ---------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                9,395    $     9,395
    Temporary Investment
      Fund                     9,395          9,395
                                        -----------
  (Cost $18,790)                             18,790
                                        -----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $40,978,591)                     42,022,535
OTHER ASSETS LESS
  LIABILITIES -- 0.8%                       356,138
                                        -----------
NET ASSETS -- 100.0%                    $42,378,673
                                        ===========

# Securities with an aggregate market value of $723,680 have been segregated with the custodian to cover margin requirements for the following open futures contracts at April 30, 2000:

               EXPIRATION   NUMBER OF    UNREALIZED
 DESCRIPTION     MONTH      CONTRACTS   DEPRECIATION
- ----------------------------------------------------

S&P 500 Index    06/00         12         $ 18,391
S&P 500 Index    06/00         22          254,881
                                          --------
                                          $273,272
                                          ========

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF MFS
GROWTH WITH INCOME FUND

- ---------------------------------------------------
                             SHARES        VALUE
- ---------------------------------------------------

COMMON STOCK -- 88.8%
  AEROSPACE -- 3.4%
    Boeing Co.                 1,470    $    58,341
    General Dynamics Corp.     2,470        144,495
    Honeywell
      International, Inc.        890         49,840
    United Technologies
      Corp.                    4,450        276,734
                                        -----------
                                            529,410
                                        -----------

  AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co.               450         24,609
                                        -----------
  AUTOMOTIVE PARTS -- 0.7%
    Delphi Automotive
      Systems Corp.            2,360         45,135
    Federal-Mogul Corp.          520          7,053
    TRW, Inc.                    890         52,065
                                        -----------
                                            104,253
                                        -----------

  BEVERAGES -- 1.1%
    Anheuser-Busch
      Companies, Inc.          2,110        148,888
    Coca-Cola Co.                 70          3,294
    PepsiCo, Inc.                540         19,811
                                        -----------
                                            171,993
                                        -----------
  BROADCASTING -- 0.1%
    Infinity Broadcasting
      Corp.*                     560         19,005
                                        -----------

  BUSINESS SERVICES -- 0.8%
    First Data Corp.           2,510        122,206
                                        -----------
  CHEMICALS -- 1.1%
    Air Products &
      Chemicals, Inc.          2,470         76,724
    Dow Chemical Co.              80          9,040
    DuPont, (E.I.) de
      Nemours & Co.              130          6,167
    Rohm & Haas Co.            2,200         78,375
                                        -----------
                                            170,306
                                        -----------

  CLOTHING & APPAREL -- 0.2%
    Cintas Corp.                 895         35,464
                                        -----------

  COMPUTER HARDWARE -- 4.9%
    Compaq Computer Corp.      2,500         73,125
    Dell Computer Corp.*       2,800        140,350
    EMC Corp.*                   900        125,044
    Hewlett-Packard Co.        2,370        319,950
    International Business
      Machines Corp.           1,010        112,741
                                        -----------
                                            771,210
                                        -----------

  COMPUTER SERVICES & SOFTWARE -- 8.9%
    Automatic Data
      Processing, Inc.         1,020         54,889
    BMC Software, Inc.*          560         26,215
    Cisco Systems, Inc.*       4,210        291,870

                             SHARES        VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    Computer Associates
      International, Inc.      3,080    $   171,903
    Computer Sciences
      Corp.*                   1,010         82,378
    DST Systems, Inc.*           970         71,962
    Electronic Data Systems
      Corp.                      900         61,875
    Microsoft Corp.*           3,510        244,822
    Oracle Corp.*              2,180        174,264
    Rational Software
      Corp.*                     340         28,943
    Sun Microsystems, Inc.*    2,020        185,714
    VERITAS Software Corp.*      220         23,598
                                        -----------
                                          1,418,433
                                        -----------

  CONGLOMERATES -- 3.1%
    Corning, Inc.              1,320        260,700
    Tyco International Ltd.    4,930        226,472
                                        -----------
                                            487,172
                                        -----------

  CONSUMER PRODUCTS & SERVICES -- 1.2%
    Bausch & Lomb, Inc.          730         44,074
    Clorox Co.                   890         32,708
    Colgate-Palmolive Co.      1,520         86,830
    Gillette Co.                 540         19,980
    Procter & Gamble Co.          90          5,366
                                        -----------
                                            188,958
                                        -----------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
    AT&T Wireless Group*       1,240         39,448
    Cabletron Systems,
      Inc.*                    2,310         52,841
    Emerson Electric Co.       1,480         81,215
    General Electric Co.       3,290        517,352
    Texas Instruments, Inc.      120         19,545
                                        -----------
                                            710,401
                                        -----------

  ENTERTAINMENT & LEISURE -- 1.4%
    Time Warner, Inc.          2,370        213,152
                                        -----------

  FINANCIAL -- BANK & TRUST -- 3.3%
    Bank of America Corp.      1,510         73,990
    Chase Manhattan Corp.        100          7,206
    Comerica, Inc.               520         22,035
    Northern Trust Corp.         310         19,879
    State Street Corp.         1,880        182,124
    U.S. Bancorp               3,900         79,219
    Wells Fargo & Co.          3,130        128,526
                                        -----------
                                            512,979
                                        -----------

  FINANCIAL SERVICES --5.0%
    American Express Co.         520         78,033
    Associates First
      Capital Corp. Cl-A         260          5,769
    AXA Financial, Inc.        1,840         60,030
    Capital One Financial
      Corp.                      520         22,750
    Citigroup, Inc.            1,530         90,939
    Fannie Mae Corp.           1,520         91,675
    Freddie Mac Corp.          4,370        200,746
    MBIA, Inc.                   530         26,202

ASAF MFS
GROWTH WITH INCOME FUND

- ---------------------------------------------------
                             SHARES        VALUE
- ---------------------------------------------------

    Merrill Lynch & Co.,
      Inc.                       930    $    94,802
    Providian Financial
      Corp.                      540         47,554
    Reuters Group PLC [ADR]      670         69,889
                                        -----------
                                            788,389
                                        -----------

  FOOD -- 3.6%
    Bestfoods, Inc.              740         37,185
    Kroger Co.*                3,170         58,843
    Quaker Oats Co.            1,430         93,218
    Safeway, Inc.*             8,650        381,682
                                        -----------
                                            570,928
                                        -----------

  HEALTHCARE
    SERVICES -- 0.4%
    United Healthcare
      Group, Inc.*               900         60,019
                                        -----------

  INSURANCE -- 2.8%
    American International
      Group, Inc.              1,050        115,172
    Lincoln National Corp.       840         29,243
    Marsh & McLennan
      Companies, Inc.            710         69,979
    St. Paul Companies,
      Inc.                       300         10,688
    The Hartford Financial
      Services Group, Inc.     3,890        203,009
    Torchmark Corp.              750         18,797
                                        -----------
                                            446,888
                                        -----------

  MACHINERY & EQUIPMENT -- 1.8%
    Baker Hughes, Inc.         2,920         92,893
    Deere & Co.                1,560         62,985
    Grainger, (W.W.), Inc.       980         42,508
    Illinois Tool Works,
      Inc.                       260         16,656
    Ingersoll-Rand Co.         1,530         71,814
                                        -----------
                                            286,856
                                        -----------

  MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Johnson & Johnson Co.        740         61,050
    Medtronic, Inc.            4,500        233,719
                                        -----------
                                            294,769
                                        -----------

  METALS & MINING -- 0.1%
    Alcoa, Inc.                  130          8,434
                                        -----------

  OIL & GAS -- 7.3%
    BP Amoco PLC [ADR]         7,015        357,765
    Chevron Corp.                680         57,885
    Coastal Corp.              3,420        171,641
    Conoco, Inc. Cl-B          7,080        176,115
    Exxon Mobil Corp.          3,988        309,818
    Williams Companies,
      Inc.                     2,360         88,058
                                        -----------
                                          1,161,282
                                        -----------

  PAPER & FOREST PRODUCTS -- 0.4%
    Weyerhaeuser Co.           1,060         56,644
                                        -----------

                             SHARES        VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  PHARMACEUTICALS -- 8.1%
    American Home Products
      Corp.                    1,600    $    89,900
    Bristol-Meyers Squibb
      Co.                      4,610        241,737
    Pfizer, Inc.               7,470        314,674
    Pharmacia Corp.            8,282        413,581
    Schering-Plough Corp.      1,420         57,244
    Warner-Lambert Co.         1,570        178,686
                                        -----------
                                          1,295,822
                                        -----------

  PRINTING & PUBLISHING -- 2.7%
    Gannett Co., Inc.          2,600        166,074
    New York Times Co.         2,510        103,381
    Tribune Co.                3,890        151,224
                                        -----------
                                            420,679
                                        -----------

  RESTAURANTS -- 0.2%
    McDonald's Corp.             970         36,981
                                        -----------

  RETAIL & MERCHANDISING -- 3.3%
    Costco Companies, Inc.*      110          5,947
    CVS Corp.                  4,960        215,760
    Home Depot, Inc.             695         38,963
    Lowe's Companies, Inc.       520         25,740
    Target Corp.                 120          7,988
    Wal-Mart Stores, Inc.      4,160        230,360
                                        -----------
                                            524,758
                                        -----------

  SEMICONDUCTORS -- 3.7%
    Intel Corp.                3,910        495,837
    National Semiconductor
      Corp.*                   1,320         80,190
                                        -----------
                                            576,027
                                        -----------

  TELECOMMUNICATIONS -- 10.3%
    Alltel Corp.               2,120        141,245
    AT&T Corp.                 1,520         70,965
    Bell Atlantic Corp.        3,960        234,629
    BellSouth Corp.              730         35,542
    BroadWing, Inc.            1,520         43,035
    Copper Mountain
      Networks, Inc.*            110          9,171
    Global Crossing Ltd.*      1,120         35,280
    MCI WorldCom, Inc.*        3,120        141,765
    Motorola, Inc.             2,594        308,847
    Nokia Corp. Cl-A [ADR]       540         30,713
    Nortel Networks Corp.      1,530        173,273
    Qwest Communications
      International, Inc.*     1,460         63,328
    SBC Communications,
      Inc.                     2,580        113,036
    Sprint Corp. (FON
      Group)                   1,600         98,400
    Sprint Corp. (PCS
      Group)*                  1,420         78,100
    Tellabs, Inc.*             1,220         66,871
                                        -----------
                                          1,644,200
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                             SHARES        VALUE
- ---------------------------------------------------

  TRANSPORTATION -- 0.2%
    Canadian National
      Railway Co.              1,047    $    29,381
                                        -----------

  UTILITIES -- 2.1%
    CMS Energy Corp.           1,040         19,760
    Enron Corp.                  650         45,297
    Nisource, Inc.             1,520         28,120
    PECO Energy Co.            2,390         99,633
    Pinnacle West Capital
      Co.                        690         24,236
    Texas Utilities Co.        2,380         80,176
    Unicom Corp.                 670         26,633
                                        -----------
                                            323,855
                                        -----------

TOTAL COMMON STOCK
  (Cost $13,478,228)                     14,005,463
                                        -----------
FOREIGN STOCK -- 2.0%
  CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)       970         39,803
                                        -----------

  FINANCIAL -- BANK & TRUST -- 0.2%
    ING Groep NV -- (NLG)        540         29,534
                                        -----------

  FOOD -- 0.5%
    Nestle SA -- (CHF)            44         77,746
                                        -----------

  PHARMACEUTICALS -- 0.3%
    AstraZeneca Group
      PLC -- (GBP)             1,000         42,077
                                        -----------

  TELECOMMUNICATIONS -- 0.7%
    KPN NV -- (NLG)              680         68,689
    Vodafone AirTouch
      PLC -- (GBP)            13,011         59,959
                                        -----------
                                            128,648
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $322,174)                           317,808
                                        -----------
PREFERRED STOCK -- 0.3%
  TELECOMMUNICATIONS -- 0.3%
    Global Crossing Ltd.
      6.75% [CVT]*               200         49,400
                                        -----------
  UTILITIES -- 0.0%
    Texas Utilities Co.
      3.315% [CVT]                20            719
                                        -----------

TOTAL PREFERRED STOCK
  (Cost $50,844)                             50,119
                                        -----------

                               PAR
                              (000)        VALUE
- ---------------------------------------------------

- ---------------------------------------------------

CORPORATE OBLIGATIONS -- 0.4%
  FINANCIAL
    SERVICES -- 0.1%
    Bell Atlantic Financial
      Services 144A
      4.25%, 09/15/05            $15    $    18,926
                                        -----------
  TELECOMMUNICATIONS -- 0.3%
    NTL, Inc. 144A
      5.75%, 12/15/09             43         38,001
                                        -----------

TOTAL CORPORATE OBLIGATIONS
  (Cost $63,143)                             56,927
                                        -----------

                             SHARES
                             ------

SHORT-TERM INVESTMENTS -- 5.6%
    Temporary Investment
      Cash Fund              444,777        444,777
    Temporary Investment
      Fund                   444,777        444,777
                                        -----------
  (Cost $889,554)                           889,554
                                        -----------
TOTAL INVESTMENTS -- 97.1%
  (Cost $14,803,943)                     15,319,871
OTHER ASSETS LESS
  LIABILITIES -- 2.9%                       458,348
                                        -----------
NET ASSETS -- 100.0%                    $15,778,219
                                        ===========

Foreign currency exchange contracts outstanding at April 30, 2000:

                                                               UNREALIZED
SETTLEMENT          CONTRACTS TO   IN EXCHANGE   CONTRACTS   APPRECIATION/
MONTH        TYPE     RECEIVE          FOR       AT VALUE    (DEPRECIATION)
- ---------------------------------------------------------------------------

05/00        Buy      CHF 9,195      $ 5,329      $ 5,346        $  17
05/00        Buy     EUR 11,563       10,643       10,539         (104)
05/00        Buy      GBP 5,161        8,125        8,074          (51)
                                     -------      -------        -----
                                     $24,097      $23,959        $(138)
                                     =======      =======        =====

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

ASAF KEMPER
SMALL-CAP GROWTH

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

COMMON STOCK -- 73.5%
  AEROSPACE -- 0.1%
    Remec, Inc.*                 900    $    34,144
                                        -----------

  AUTOMOTIVE PARTS -- 1.3%
    Copart, Inc.*             18,900        326,025
                                        -----------

  BEVERAGES -- 0.0%
    Celestial Seasonings,
      Inc.*                      100          3,363
                                        -----------

  BROADCASTING -- 1.1%
    Cumulus Media, Inc.
      Cl-A*                   19,700        258,563
                                        -----------

  BUILDING MATERIALS -- 1.3%
    Simpson Manufacturing
      Co., Inc.*               1,800         81,450
    Trex Co., Inc.*            5,600        225,050
                                        -----------
                                            306,500
                                        -----------

  BUSINESS SERVICES -- 4.8%
    AnswerThink Consulting
      Group, Inc.*             7,200        138,600
    Digital Courier
      Technologies, Inc.*     19,000        124,688
    Interactive
      Intelligence, Inc.*      1,400         34,300
    Korn/Ferry
      International, Inc.*     7,700        204,049
    Loislaw.com, Inc.*         1,100          7,563
    Mediaplex, Inc.*             400         20,500
    Micromuse, Inc.*           2,600        255,124
    Newgen Results Corp.*      5,000         64,688
    RSA Security, Inc.*        1,400         82,163
    Watchguard Technologies,
      Inc.*                    5,000        240,937
                                        -----------
                                          1,172,612
                                        -----------

  CHEMICALS -- 0.6%
    Cabot Microelectronics
      Corp.*                   4,200        136,500
                                        -----------
  CLOTHING & APPAREL -- 1.8%
    David's Bridal, Inc.*      3,300         37,950
    Gildan Activewear, Inc.
      Cl-A*                    7,200        247,050
    Pacific Sunwear of
      California, Inc.*        4,200        143,063
                                        -----------
                                            428,063
                                        -----------

  COMPUTER HARDWARE -- 4.8%
    Mercury Computer
      Systems, Inc.*           3,000        115,313
    Silicon Storage
      Technology, Inc.*       10,700      1,043,249
                                        -----------
                                          1,158,562
                                        -----------

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  COMPUTER SERVICES & SOFTWARE -- 15.9%
    Active Software, Inc.*     2,300    $    92,719
    Advent Software, Inc.*     6,500        341,250
    AVT Corp.*                 8,100         89,606
    Braun Consulting, Inc.*    5,000        125,000
    BSQUARE Corp.*             3,700         64,750
    Digital River, Inc.*       3,300         49,500
    Information Architects
      Corp.*                  12,000        132,000
    ISS Group, Inc.*           6,400        578,799
    Mercator Software, Inc.*   2,700         99,394
    Mercury Interactive
      Corp.*                   5,600        503,999
    National Computer
      Systems, Inc.            2,900        149,169
    National Information
      Consortium, Inc.*       18,500        228,938
    Numerical Technologies,
      Inc.*                      800         33,400
    Open Text Corp.*             100          2,488
    Pinnacle Systems, Inc.*   26,500        635,999
    Quintus Corp.*            10,000         98,125
    Radisys Corp.*               900         37,238
    Technology Solutions
      Corp.*                  29,200        191,625
    Ultimate Software Group,
      Inc.*                    9,100         80,763
    Viador, Inc.*              6,400        129,200
    Vocaltec Ltd.*             6,800        120,700
    Xpedior, Inc.*             6,800        110,500
                                        -----------
                                          3,895,162
                                        -----------

  CONSUMER PRODUCTS & SERVICES -- 1.5%
    JAKKS Pacific, Inc.*       8,900        163,538
    Rent-A-Center, Inc.*       9,300        189,487
    Steiner Leisure Ltd.*        900         18,113
                                        -----------
                                            371,138
                                        -----------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
    Burr-Brown Corp.*          3,800        258,875
    Power-One, Inc.*           5,300        361,724
    SonoSight, Inc.*           6,400        210,800
                                        -----------
                                            831,399
                                        -----------

  ENTERTAINMENT & LEISURE -- 0.7%
    The 3DO Co.*               9,500         58,188
    THQ, Inc.*                 7,200        111,600
                                        -----------
                                            169,788
                                        -----------

  FINANCIAL SERVICES -- 1.3%
    Hudson United Bankcorp*    8,700        196,294
    Multex.com, Inc.*          5,600        113,750
                                        -----------
                                            310,044
                                        -----------

  FOOD -- 0.4%
    Hain Food Group, Inc.*     3,800        101,888
                                        -----------

  FURNITURE -- 1.0%
    Cost Plus, Inc.*           7,800        238,388
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

- ---------------------------------------------------
                              SHARES          VALUE
- ---------------------------------------------------

HEALTHCARE SERVICES -- 2.1%
    Albany Molecular
      Research, Inc.*          4,400    $   193,050
    Gene Logic, Inc.*          4,400        118,250
    MedQuist, Inc.*            5,600        198,450
                                        -----------
                                            509,750
                                        -----------

  INDUSTRIAL -- 1.1%
    Brooks Automation, Inc.*   3,000        269,063
                                        -----------

  INTERNET SERVICES -- 2.1%
    Firstworld
      Communications, Inc.*   10,200        121,763
    Internet Pictures Corp.*   6,200         97,650
    Netopia, Inc.*             3,800        158,649
    S1 Corp.*                    800         43,450
    Vicinity Corp.*            6,500         77,188
                                        -----------
                                            498,700
                                        -----------

  MACHINERY & EQUIPMENT -- 3.6%
    Asyst Technologies,
      Inc.*                   10,000        534,999
    National-Oilwell, Inc.*    7,800        186,713
    SpeedFam-IPEC, Inc.*       9,300        147,056
                                        -----------
                                            868,768
                                        -----------

  MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
    Aclara Biosciences,
      Inc.*                    3,700        141,063
    Biovail Corp.*             4,400        209,825
    Cytyc Corp.*                 900         40,275
    Fusion Medical
      Technologies, Inc.*      8,100        141,750
                                        -----------
                                            532,913
                                        -----------

  OIL & GAS -- 3.3%
    Barrett Resources Corp.*   6,400        203,200
    Key Production Co.,
      Inc.*                    2,200         29,013
    Stone Energy Corp.*        5,500        259,875
    Swift Energy Co.*         15,000        306,562
                                        -----------
                                            798,650
                                        -----------

  PERSONAL SERVICES -- 0.1%
    Cornell Corrections,
      Inc.*                    1,500         13,500
                                        -----------
  PHARMACEUTICALS -- 2.3%
    Alexion Pharmaceuticals,
      Inc.*                    4,400        196,350
    Cryolife, Inc.*            3,400         65,875
    Intermune
      Pharmaceuticals, Inc.*     400          6,800

                              SHARES          VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    Maxim Pharmaceuticals,
      Inc.*                    1,700    $    65,875
    QLT PhotoTherapeutics,
      Inc.*                    4,000        222,250
                                        -----------
                                            557,150
                                        -----------

  REAL ESTATE -- 0.6%
    CoStar Group, Inc.*        6,500        155,898
                                        -----------

  RESTAURANTS -- 0.3%
    The Cheesecake Factory,
      Inc.*                    1,800         73,688
                                        -----------

  RETAIL & MERCHANDISING -- 0.5%
    Duane Reade, Inc.*         3,800        114,000
                                        -----------

  SEMICONDUCTORS -- 4.1%
    Alpha Industries, Inc.*    4,800        249,600
    American Superconductor
      Corp.*                   3,800        145,113
    Silicon Image, Inc.*       3,800        152,475
    Therma-Wave, Inc.*         5,900        162,250
    TranSwitch Corp.*          3,300        290,605
                                        -----------
                                          1,000,043
                                        -----------

  TELECOMMUNICATIONS -- 11.2%
    ANTEC Corp.*              11,000        591,249
    Com21, Inc.*               6,800        190,400
    Cypress Communications,
      Inc.*                   10,900        143,744
    Insight Communications
      Co., Inc.*              13,400        273,025
    Inter-Tel, Inc.            1,200         24,300
    Lightbridge, Inc.*        11,100        233,100
    Natural MicroSystems
      Corp.*                   4,200        273,525
    Polycom, Inc.*             5,500        435,187
    Proxim, Inc.*                800         61,550
    Research in Motion Ltd.*   4,400        187,000
    SBA Communications
      Corp.*                   2,700        109,688
    Spectrasite Holdings,
      Inc.*                    9,500        199,500
                                        -----------
                                          2,722,268
                                        -----------

TOTAL COMMON STOCK
  (Cost $20,133,843)                     17,856,530
                                        -----------

ASAF KEMPER
SMALL-CAP GROWTH

- ---------------------------------------------------
                               PAR
                              (000)           VALUE
- ---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.0%
    Federal Home Loan Bank
      5.88%, 05/01/00
  (Cost $5,600,000)           $5,600    $ 5,600,000
                                        -----------

                              SHARES
                              ------

SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment
      Cash Fund               65,758         65,758
    Temporary Investment
      Fund                    65,758         65,758
                                        -----------
  (Cost $131,516)                           131,516
                                        -----------

TOTAL INVESTMENTS -- 97.0%
  (Cost $25,865,359)                     23,588,046
OTHER ASSETS LESS
  LIABILITIES -- 3.0%                       730,044
                                        -----------
NET ASSETS -- 100.0%                    $24,318,090
                                        ===========

- -------------------------------------------------------
* Non-income producing security.
DEFINITION OF ABBREVIATIONS
                         -------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
TBA   --   To be Announced Security
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
JPY   --   Japan/Japanese Yen
MXP   --   Mexico/Mexican Peso
NLG   --   Netherlands/Netherland Guilder
NOK   --   Norway/Norwegian Krone
SEK   --   Sweden/Swedish Krona
SGD   --   Singapore/Singapore Dollar

See Notes to Financial Statements.

                      (This page intentionally left blank)

APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                ASAF                          ASAF           ASAF
                                              FOUNDERS          ASAF         T. ROWE       AMERICAN         ASAF
                                           INTERNATIONAL       JANUS       PRICE SMALL     CENTURY       FEDERATED
                                               SMALL         SMALL-CAP       COMPANY      STRATEGIC      HIGH YIELD
                                           CAPITALIZATION      GROWTH         VALUE        BALANCED         BOND
                                                FUND            FUND          FUND           FUND           FUND
                                           --------------   ------------   -----------   ------------   ------------

ASSETS:
  Investments in Securities at Value (A)    $130,849,118    $432,093,246   $74,100,892   $160,901,314   $116,440,626
  Collateral Received for Securities Lent             --      41,671,367     1,570,000     15,079,265      4,037,727
  Cash                                         5,321,830          71,785        52,413      6,506,673            200
  Foreign Currency (B)                            41,465              --            --             --             --
  Receivable for:
    Securities Sold                            2,024,501       6,347,697            --         70,159        728,574
    Dividends and Interest                       103,716          52,082        29,419        988,954      2,860,331
    Fund Shares Sold                           2,300,167         199,353       649,883        684,775        284,675
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                    4,906              --            --             --             --
  Receivable from Investment Manager                  --              --            --             --             --
  Deferred Organization Costs                     33,287          33,287        33,287         33,287         33,369
  Prepaid Expenses                                44,841          46,908        28,089         32,800         21,093
                                            ------------    ------------   -----------   ------------   ------------
      Total Assets                           140,723,831     480,515,725    76,463,983    184,297,227    124,406,595
                                            ------------    ------------   -----------   ------------   ------------
LIABILITIES:
  Cash Overdraft                                      --              --            --             --             --
  Payable to Investment Manager                   33,814         121,373        36,046         71,961         34,778
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                   44,789              --            --             --             --
  Payable upon Return of Securities Lent              --      41,671,367     1,570,000     15,079,265      4,037,727
  Payable for:
    Securities Purchased                       7,224,576       1,510,452            --      7,399,108        692,562
    Fund Shares Redeemed                         619,895          97,045         6,885          8,496        323,672
    Futures Variation Margin                          --              --            --         18,250             --
    Distribution Fees                             93,195         335,235        53,207        119,018         84,871
    Accrued Expenses and Other
      Liabilities                                 53,956         440,369        97,158        214,367        131,846
    Accrued Dividends                                 --              --            --             --        843,188
                                            ------------    ------------   -----------   ------------   ------------
      Total Liabilities                        8,070,225      44,175,841     1,763,296     22,910,465      6,148,644
                                            ------------    ------------   -----------   ------------   ------------
NET ASSETS                                  $132,653,606    $436,339,884   $74,700,687   $161,386,762   $118,257,951
                                            ============    ============   ===========   ============   ============
COMPONENTS OF NET ASSETS
Capital Stock                               $      7,059    $     22,566   $     7,774   $     12,164   $     13,689
Additional Paid-In Capital                   148,772,950     385,212,592    75,132,124    148,970,115    134,196,348
Undistributed Net Investment Income
  (Loss)                                        (427,462)     (2,616,288)      (61,149)       532,505         59,614
Accumulated Net Realized Gain (Loss) on
  Investments                                 (1,094,482)     36,219,975       395,871        719,272     (1,531,502)
Net Unrealized Appreciation
  (Depreciation) on Investments              (14,604,459)     17,501,039      (773,933)    11,152,706    (14,480,198)
                                            ------------    ------------   -----------   ------------   ------------
NET ASSETS                                  $132,653,606    $436,339,884   $74,700,687   $161,386,762   $118,257,951
                                            ============    ============   ===========   ============   ============
(A) Investments at Cost                     $145,414,943    $414,589,686   $74,874,825   $149,789,184   $130,920,824
(B) Foreign Currency at Cost                $     47,092    $         --   $        --   $         --   $         --
                                            ============    ============   ===========   ============   ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF                          ASAF          ASAF
                                           FOUNDERS          ASAF         T. ROWE      AMERICAN        ASAF
                                        INTERNATIONAL       JANUS       PRICE SMALL     CENTURY      FEDERATED
                                            SMALL         SMALL-CAP       COMPANY      STRATEGIC    HIGH YIELD
                                        CAPITALIZATION      GROWTH         VALUE       BALANCED        BOND
                                             FUND            FUND          FUND          FUND          FUND
                                        --------------   ------------   -----------   -----------   -----------

NET ASSET VALUE:
  Class A: Net Assets                    $30,213,385     $ 98,977,783   $14,772,762   $28,836,751   $17,115,983
                                         -----------     ------------   -----------   -----------   -----------
           Shares Outstanding              1,592,092        5,065,779     1,525,479     2,167,369     1,981,603
                                         -----------     ------------   -----------   -----------   -----------
           Net Asset Value and
             Redemption Price Per
             Share                       $     18.98     $      19.54   $      9.68   $     13.30   $      8.64
                                         ===========     ============   ===========   ===========   ===========
             Divided by (1 - Maximum
               Sales Charge)                  94 1/4%          94 1/4%       94 1/4%       94 1/4%       95 3/4%
                                         -----------     ------------   -----------   -----------   -----------
           Offering Price Per Share*     $     20.14     $      20.73   $     10.27   $     14.11   $      9.02
                                         ===========     ============   ===========   ===========   ===========
  Class B: Net Assets                    $63,181,259     $209,161,492   $29,298,564   $81,858,927   $70,541,334
                                         -----------     ------------   -----------   -----------   -----------
           Shares Outstanding              3,368,464       10,852,640     3,053,779     6,172,718     8,164,426
                                         -----------     ------------   -----------   -----------   -----------
           Net Asset Value, Offering
             and Redemption Price
             Per Share                   $     18.76     $      19.27   $      9.59   $     13.26   $      8.64
                                         ===========     ============   ===========   ===========   ===========
  Class C: Net Assets                    $26,152,450     $ 89,655,105   $15,422,826   $28,358,810   $12,423,473
                                         -----------     ------------   -----------   -----------   -----------
           Shares Outstanding              1,399,412        4,648,587     1,608,751     2,138,854     1,438,310
                                         -----------     ------------   -----------   -----------   -----------
           Net Asset Value, Offering
             and Redemption Price
             Per Share                   $     18.69     $      19.29   $      9.59   $     13.26   $      8.64
                                         ===========     ============   ===========   ===========   ===========
  Class X: Net Assets                    $13,106,512     $ 38,545,504   $15,206,535   $22,332,274   $18,177,161
                                         -----------     ------------   -----------   -----------   -----------
           Shares Outstanding                699,319        1,998,591     1,585,668     1,684,613     2,104,808
                                         -----------     ------------   -----------   -----------   -----------
           Net Asset Value, Offering
             and Redemption Price
             Per Share                   $     18.74     $      19.29   $      9.59   $     13.26   $      8.64
                                         ===========     ============   ===========   ===========   ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                           ASAF
                                             ASAF           ASAF           ASAF            ASAF         NEUBERGER
                                         OPPENHEIMER    LORD ABBETT       JANUS          MARSICO          BERMAN
                                          LARGE-CAP      GROWTH AND      OVERSEAS        CAPITAL         MID-CAP
                                            GROWTH         INCOME         GROWTH          GROWTH          GROWTH
                                             FUND           FUND           FUND            FUND            FUND
                                         ------------   ------------   ------------   --------------   ------------

ASSETS:
  Investments in Securities at Value
    (A)                                  $108,297,339   $186,164,610   $684,379,078   $1,026,317,859   $227,405,240
  Collateral Received for Securities
    Lent                                   13,110,502     23,018,894             --      214,507,421     70,280,465
  Cash                                     13,983,196        388,206        101,652               --      3,393,513
  Foreign Currency (B)                             --             --            272               --             --
  Receivable for:
    Securities Sold                                --             --      4,688,007        9,565,719             --
    Dividends and Interest                     60,353        212,911        477,189          661,362         83,244
    Fund Shares Sold                          507,481        505,229        365,168        5,013,182      2,373,852
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                    --             --      9,373,795               --             --
  Receivable from Investment Manager               --             --             --               --             --
  Deferred Organization Costs                      --             --             --               --             --
  Prepaid Expenses                             36,477         31,081         50,339           22,214         30,472
                                         ------------   ------------   ------------   --------------   ------------
      Total Assets                        135,995,348    210,320,931    699,435,500    1,256,087,757    303,566,786
                                         ------------   ------------   ------------   --------------   ------------
LIABILITIES:
  Cash Overdraft                                   --             --             --          113,654             --
  Payable to Investment Manager                74,805         86,500        606,472          739,002         50,753
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                    --             --      3,553,208               --             --
  Payable upon Return of Securities
    Lent                                   13,110,502     23,018,894             --      214,507,421     70,280,465
  Payable for:
    Securities Purchased                           --             --      2,766,437        5,113,686      1,628,219
    Fund Shares Redeemed                        7,555         18,661        309,120          460,483          6,548
    Futures Variation Margin                       --             --             --               --             --
    Distribution Fees                          95,518        127,139        505,173          699,378        154,598
    Accrued Expenses and Other
      Liabilities                              56,862        209,407        431,753          614,222        125,727
    Accrued Dividends                              --             --             --               --             --
                                         ------------   ------------   ------------   --------------   ------------
      Total Liabilities                    13,345,242     23,460,601      8,172,163      222,247,846     72,246,310
                                         ------------   ------------   ------------   --------------   ------------
NET ASSETS                               $122,650,106   $186,860,330   $691,263,337   $1,033,839,911   $231,320,476
                                         ============   ============   ============   ==============   ============
COMPONENTS OF NET ASSETS
Capital Stock                            $      6,947   $     14,990   $     34,111   $       61,366   $      9,970
Additional Paid-In Capital                 96,010,847    171,973,902    529,860,964      866,263,346    212,847,232
Undistributed Net Investment Income
  (Loss)                                     (635,811)        17,515     (3,354,751)      (4,341,230)    (1,003,260)
Accumulated Net Realized Gain (Loss) on
  Investments                               3,277,880        205,743     34,784,000      (12,784,360)    (2,993,735)
Net Unrealized Appreciation
  (Depreciation) on Investments            23,990,243     14,648,180    129,939,013      184,640,789     22,460,269
                                         ------------   ------------   ------------   --------------   ------------
NET ASSETS                               $122,650,106   $186,860,330   $691,263,337   $1,033,839,911   $231,320,476
                                         ============   ============   ============   ==============   ============
(A) Investments at Cost                  $ 84,307,096   $171,516,430   $560,254,109   $  841,676,324   $204,944,970
(B) Foreign Currency at Cost             $         --   $         --   $        303   $           --   $         --
                                         ============   ============   ============   ==============   ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                                     ASAF
                                          ASAF          ASAF           ASAF           ASAF        NEUBERGER
                                       OPPENHEIMER   LORD ABBETT      JANUS         MARSICO         BERMAN
                                        LARGE-CAP    GROWTH AND      OVERSEAS       CAPITAL        MID-CAP
                                         GROWTH        INCOME         GROWTH         GROWTH         GROWTH
                                          FUND          FUND           FUND           FUND           FUND
                                       -----------   -----------   ------------   ------------   ------------

NET ASSET VALUE:
  Class A: Net Assets                  $22,456,359   $36,819,561   $172,184,478   $197,509,435   $ 51,155,050
                                       -----------   -----------   ------------   ------------   ------------
           Shares Outstanding           1,261,606      2,847,145      8,425,665     11,649,008      2,191,646
                                       -----------   -----------   ------------   ------------   ------------
           Net Asset Value and
             Redemption Price Per
             Share                     $    17.80    $     12.93   $      20.44   $      16.96   $      23.34
                                       ===========   ===========   ============   ============   ============
             Divided by (1 -Maximum
               Sales Charge)               94 1/4%        94 1/4%        94 1/4%        94 1/4%        94 1/4%
                                       -----------   -----------   ------------   ------------   ------------
           Offering Price Per
             Share*                    $    18.89    $     13.72   $      21.69   $      17.99   $      24.76
                                       ===========   ===========   ============   ============   ============
  Class B: Net Assets                  $60,998,234   $87,302,761   $288,480,632   $513,776,646   $113,528,617
                                       -----------   -----------   ------------   ------------   ------------
           Shares Outstanding           3,458,260      6,770,279     14,282,934     30,525,107      4,901,870
                                       -----------   -----------   ------------   ------------   ------------
           Net Asset Value,
             Offering and
             Redemption Price Per
             Share                     $    17.64    $     12.90   $      20.20   $      16.83   $      23.16
                                       ===========   ===========   ============   ============   ============
  Class C: Net Assets                  $17,832,731   $33,297,890   $163,812,839   $244,005,010   $ 45,667,554
                                       -----------   -----------   ------------   ------------   ------------
           Shares Outstanding           1,014,300      2,584,985      8,095,649     14,514,958      1,970,749
                                       -----------   -----------   ------------   ------------   ------------
           Net Asset Value,
             Offering and
             Redemption Price Per
             Share                     $    17.58    $     12.88   $      20.23   $      16.81   $      23.17
                                       ===========   ===========   ============   ============   ============
  Class X: Net Assets                  $21,362,782   $29,440,118   $ 66,785,388   $ 78,548,820   $ 20,969,255
                                       -----------   -----------   ------------   ------------   ------------
           Shares Outstanding           1,214,195      2,286,914      3,306,689      4,675,903        906,234
                                       -----------   -----------   ------------   ------------   ------------
           Net Asset Value,
             Offering and
             Redemption Price Per
             Share                     $    17.59    $     12.87   $      20.20   $      16.80   $      23.14
                                       ===========   ===========   ============   ============   ============

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                 ASAF                          ASAF          ASAF
                                               NEUBERGER        ASAF          BANKERS         MFS          ASAF
                                                BERMAN           AIM           TRUST        GROWTH        KEMPER
                                                MID-CAP     INTERNATIONAL     MANAGED        WITH        SMALL-CAP
                                                 VALUE         EQUITY        INDEX 500      INCOME        GROWTH
                                                 FUND           FUND           FUND          FUND          FUND
                                              -----------   -------------   -----------   -----------   -----------

ASSETS:
  Investments in Securities at Value (A)      $65,461,372    $19,515,162    $42,022,535   $15,319,871   $23,588,046
  Collateral Received for Securities Lent       7,411,100             --             --            --            --
  Cash                                                 55          2,569             --       424,787            --
  Foreign Currency (B)                                 --         26,902             --            --            --
  Receivable for:
    Securities Sold                                    --         92,371             --        24,390        80,495
    Dividends and Interest                         56,105          6,362         24,520        15,869         1,831
    Fund Shares Sold                              435,912        495,063        409,310       188,059       741,055
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                        --             --             --            17            --
  Receivable from Investment Manager                   --             --             --            --            --
  Deferred Organization Costs                          --             --             --            --            --
  Prepaid Expenses                                 12,796         52,295         55,589        51,726        53,859
                                              -----------    -----------    -----------   -----------   -----------
      Total Assets                             73,377,340     20,190,724     42,511,954    16,024,719    24,465,286
                                              -----------    -----------    -----------   -----------   -----------
LIABILITIES:
  Cash Overdraft                                       --             --         16,712            --            --
  Payable to Investment Manager                    29,367         12,273         20,206         4,541         6,657
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                        --            256             --           155            --
  Payable upon Return of Securities Lent        7,411,100             --             --            --            --
  Payable for:
    Securities Purchased                          583,216        231,409             --       181,323       114,808
    Fund Shares Redeemed                           10,583             --          2,117         4,448            --
    Futures Variation Margin                           --             --         44,830            --            --
    Distribution Fees                              46,480         13,281         28,869        10,249        19,732
    Accrued Expenses and Other Liabilities         74,809         67,155         20,547        45,784         5,999
    Accrued Dividends                                  --             --             --            --            --
                                              -----------    -----------    -----------   -----------   -----------
      Total Liabilities                         8,155,555        324,374        133,281       246,500       147,196
                                              -----------    -----------    -----------   -----------   -----------
NET ASSETS                                    $65,221,785    $19,866,350    $42,378,673   $15,778,219   $24,318,090
                                              ===========    ===========    ===========   ===========   ===========
COMPONENTS OF NET ASSETS
Capital Stock                                 $     5,220    $     1,932    $     4,039   $     1,526   $     2,931
Additional Paid-In Capital                     61,469,233     20,782,891     41,193,829    15,438,104    27,115,249
Undistributed Net Investment Income (Loss)       (181,729)       (14,368)        17,076        (9,193)       (1,384)
Accumulated Net Realized Gain (Loss) on
  Investments                                    (871,396)      (352,971)       393,057      (168,285)     (521,393)
Net Unrealized Appreciation (Depreciation)
  on Investments                                4,800,457       (551,134)       770,672       516,067    (2,277,313)
                                              -----------    -----------    -----------   -----------   -----------
NET ASSETS                                    $65,221,785    $19,866,350    $42,378,673   $15,778,219   $24,318,090
                                              ===========    ===========    ===========   ===========   ===========
(A) Investments at Cost                       $60,660,914    $20,066,183    $40,978,591   $14,803,943   $25,865,359
(B) Foreign Currency at Cost                  $        --    $    27,086    $        --   $        --   $        --
                                              ===========    ===========    ===========   ===========   ===========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF                          ASAF          ASAF
                                           NEUBERGER        ASAF          BANKERS        MFS          ASAF
                                            BERMAN           AIM           TRUST        GROWTH       KEMPER
                                            MID-CAP     INTERNATIONAL     MANAGED        WITH       SMALL-CAP
                                             VALUE         EQUITY        INDEX 500      INCOME       GROWTH
                                             FUND           FUND           FUND          FUND         FUND
                                          -----------   -------------   -----------   ----------   -----------

NET ASSET VALUE:
  Class A: Net Assets                     $13,243,939    $5,021,019     $ 9,171,232   $2,553,460   $ 5,632,070
                                          -----------    ----------     -----------   ----------   -----------
           Shares Outstanding               1,054,860       487,868         873,254      246,422       678,901
                                          -----------    ----------     -----------   ----------   -----------
           Net Asset Value and
             Redemption Price Per
             Share                        $     12.56    $    10.29     $     10.50   $    10.36   $      8.30
                                          ===========    ==========     ===========   ==========   ===========
             Divided by (1 - Maximum
               Sales Charge)                   94 1/4%       94 1/4%         94 1/4%      94 1/4%       94 1/4%
                                          -----------    ----------     -----------   ----------   -----------
           Offering Price Per Share*      $     13.33    $    10.92     $     11.14   $    10.99   $      8.81
                                          ===========    ==========     ===========   ==========   ===========
  Class B: Net Assets                     $31,128,962    $7,263,617     $18,564,183   $7,546,631   $11,093,913
                                          -----------    ----------     -----------   ----------   -----------
           Shares Outstanding               2,494,088       706,359       1,770,158      730,097     1,337,290
                                          -----------    ----------     -----------   ----------   -----------
           Net Asset Value, Offering
             and Redemption Price Per
             Share                        $     12.48    $    10.28     $     10.49   $    10.34   $      8.30
                                          ===========    ==========     ===========   ==========   ===========
  Class C: Net Assets                     $13,751,780    $5,901,082     $11,157,110   $3,909,642   $ 5,928,750
                                          -----------    ----------     -----------   ----------   -----------
           Shares Outstanding               1,101,456       574,414       1,063,111      378,741       714,582
                                          -----------    ----------     -----------   ----------   -----------
           Net Asset Value, Offering
             and Redemption Price Per
             Share                        $     12.49    $    10.27     $     10.49   $    10.32   $      8.30
                                          ===========    ==========     ===========   ==========   ===========
  Class X: Net Assets                     $ 7,097,104    $1,680,632     $ 3,486,148   $1,768,486   $ 1,663,357
                                          -----------    ----------     -----------   ----------   -----------
           Shares Outstanding                 569,615       163,484         332,445      170,999       200,553
                                          -----------    ----------     -----------   ----------   -----------
           Net Asset Value, Offering
             and Redemption Price Per
             Share                        $     12.46    $    10.28     $     10.49   $    10.34   $      8.29
                                          ===========    ==========     ===========   ==========   ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                        ASAF             ASAF            ASAF           ASAF           ASAF
                                    T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                                    INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                       EQUITY           GROWTH          INCOME          BOND          MARKET
                                        FUND             FUND            FUND           FUND           FUND
                                    -------------   --------------   ------------   ------------   ------------

ASSETS:
  Investments in Corresponding
    Portfolios of American Skandia
    Master Trust (A)                 $41,272,965    $2,362,665,361   $236,415,885   $155,648,721   $201,901,385
  Receivable for Investments Sold
    in Corresponding Portfolios of
    American Skandia Master Trust            493           692,196        102,852        158,068        220,030
  Receivable for Fund Shares Sold        321,687        11,291,179        903,925        623,631        446,155
  Receivable from Investment
    Manager                                8,223             1,434         40,103         20,141            963
  Deferred Organization Costs             31,646            31,724         31,724         31,724         31,735
  Prepaid Expenses                        23,536             4,276         30,684         15,364         47,609
                                     -----------    --------------   ------------   ------------   ------------
       Total Assets                   41,658,550     2,374,686,170    237,525,173    156,497,649    202,647,877
                                     -----------    --------------   ------------   ------------   ------------
LIABILITIES:
  Payable for Investments
    Purchased in Corresponding
    Portfolios of American Skandia
    Master Trust                         321,687        11,291,179        903,925        623,631        446,155
  Payable For:
    Fund Shares Redeemed                     493           692,196        102,852        158,068        220,030
    Distribution Fees                     27,097         1,581,421        160,192        109,992        150,545
    Accrued Dividends                         --                --             --        628,203        674,165
    Accrued Expenses and Other
       Liabilities                        28,964         1,054,071        235,754         47,079         86,478
                                     -----------    --------------   ------------   ------------   ------------
       Total Liabilities                 378,241        14,618,867      1,402,723      1,566,973      1,577,373
                                     -----------    --------------   ------------   ------------   ------------
NET ASSETS                           $41,280,309    $2,360,067,303   $236,122,450   $154,930,676   $201,070,504
                                     ===========    ==============   ============   ============   ============
COMPONENTS OF NET ASSETS
Capital Stock                        $     3,271    $       99,847   $     16,901   $     15,587   $    201,070
Additional Paid-In Capital            35,390,279     1,947,359,590    216,246,457    161,677,662    200,868,190
Undistributed Net Investment
  Income (Loss)                         (195,691)       (9,369,561)       630,211       (145,032)            --
Accumulated Net Realized Gain
  (Loss) on Investments                 (458,204)      (91,929,273)       518,961     (3,319,471)         1,244
Net Unrealized Appreciation
  (Depreciation) on Investments        6,540,654       513,906,700     18,709,920     (3,298,070)            --
                                     -----------    --------------   ------------   ------------   ------------
NET ASSETS                           $41,280,309    $2,360,067,303   $236,122,450   $154,930,676   $201,070,504
                                     ===========    ==============   ============   ============   ============
(A) Investments at Cost              $34,732,311    $1,848,758,661   $217,705,965   $158,946,791   $201,901,385
                                     ===========    ==============   ============   ============   ============

                                       64

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                      ASAF             ASAF            ASAF          ASAF          ASAF
                                  T. ROWE PRICE       JANUS          INVESCO         TOTAL          JPM
                                  INTERNATIONAL      CAPITAL          EQUITY        RETURN         MONEY
                                     EQUITY           GROWTH          INCOME         BOND         MARKET
                                      FUND             FUND            FUND          FUND          FUND
                                  -------------   --------------   ------------   -----------   -----------

NET ASSET VALUE:
  Class A: Net Assets              $ 8,028,336    $  458,762,156   $ 41,426,362   $25,020,888   $69,950,057
                                   -----------    --------------   ------------   -----------   -----------
           Shares Outstanding          645,479        17,577,774      2,970,199     2,496,160    69,947,131
                                   -----------    --------------   ------------   -----------   -----------
           Net Asset Value and
             Redemption Price
             Per Share             $     12.44    $        26.10   $      13.95   $     10.02   $      1.00
                                   ===========    ==============   ============   ===========   ===========
             Divided by
               (1 - Maximum
               Sales Charge)            94 1/4%           94 1/4%        94 1/4%       95 3/4%          100%
                                   -----------    --------------   ------------   -----------   -----------
           Offering Price Per
             Share*                $     13.20    $        27.69   $      14.80   $     10.46   $      1.00
                                   ===========    ==============   ============   ===========   ===========
  Class B: Net Assets              $17,244,525    $1,265,664,585   $110,013,078   $86,688,864   $73,410,993
                                   -----------    --------------   ------------   -----------   -----------
           Shares Outstanding        1,361,403        54,748,802      7,869,031     8,736,292    73,413,667
                                   -----------    --------------   ------------   -----------   -----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share             $     12.67    $        23.12   $      13.98   $      9.92   $      1.00
                                   ===========    ==============   ============   ===========   ===========
  Class C: Net Assets              $ 7,984,393    $  445,541,226   $ 46,790,100   $23,731,153   $35,202,202
                                   -----------    --------------   ------------   -----------   -----------
           Shares Outstanding          631,517        19,307,428      3,348,452     2,392,048    35,201,536
                                   -----------    --------------   ------------   -----------   -----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share             $     12.64    $        23.08   $      13.97   $      9.92   $      1.00
                                   ===========    ==============   ============   ===========   ===========
  Class X: Net Assets              $ 8,023,055    $  190,099,336   $ 37,892,910   $19,489,771   $22,507,252
                                   -----------    --------------   ------------   -----------   -----------
           Shares Outstanding          632,225         8,213,247      2,712,918     1,962,753    22,506,922
                                   -----------    --------------   ------------   -----------   -----------
           Net Asset Value,
             Offering and
             Redemption Price
             Per Share             $     12.69    $        23.15   $      13.97   $      9.93   $      1.00
                                   ===========    ==============   ============   ===========   ===========

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASAF                            ASAF           ASAF
                                           FOUNDERS           ASAF          T. ROWE       AMERICAN        ASAF
                                        INTERNATIONAL        JANUS        PRICE SMALL     CENTURY       FEDERATED
                                            SMALL          SMALL-CAP        COMPANY      STRATEGIC     HIGH YIELD
                                        CAPITALIZATION       GROWTH          VALUE        BALANCED        BOND
                                             FUND             FUND           FUND           FUND          FUND
                                        --------------    ------------    -----------    ----------    -----------

INVESTMENT INCOME:
  Interest                               $    264,660     $  2,502,914    $   93,147     $1,858,365    $ 6,547,059
  Dividends                                   159,840           55,536       550,210        473,293        142,804
  Foreign Taxes Withheld                      (17,082)              --            --         (1,074)            --
                                         ------------     ------------    ----------     ----------    -----------
       Total Investment Income                407,418        2,558,450       643,357      2,330,584      6,689,863
                                         ------------     ------------    ----------     ----------    -----------
EXPENSES:
  Advisory Fees                               382,803        2,233,733       326,334        669,055        431,936
  Shareholder Servicing Fees                   51,781          700,439        92,821        249,635        183,075
  Administration and Accounting Fees           27,304          167,129        45,750         82,449         74,681
  Custodian Fees                               14,209           47,222        24,468         43,666         11,856
  Distribution Fees -- Class A                 33,929          285,497        29,749         66,642         45,520
  Distribution Fees -- Class B                174,273        1,179,577       129,646        379,466        361,414
  Distribution Fees -- Class C                 62,996          509,452        67,346        122,621         67,393
  Distribution Fees -- Class X                 47,410          221,901        69,846        105,083         97,145
  Supplemental Distribution Fees                   --              585            --             --             --
  Audit and Legal Fees                          2,065           15,877         2,195          4,966          4,180
  Organization Costs                            7,415            7,415         7,416          7,415          7,415
  Directors' Fees                                 560            4,256           583          1,320          1,110
  Registration Fees                            21,024           61,705        26,611         33,665         34,658
  Miscellaneous Expenses                        9,111           38,766         7,565         16,425         36,335
                                         ------------     ------------    ----------     ----------    -----------
       Total Expenses                         834,880        5,473,554       830,330      1,782,408      1,356,718
       Less: Reimbursement of
               Expenses by
               Investment Manager                  --         (298,231)     (125,824)      (291,450)      (168,195)
             Waiver of Fees by
               Investment Manager                  --               --            --             --             --
             Fees Paid Indirectly                  --             (585)           --             --             --
                                         ------------     ------------    ----------     ----------    -----------
       Net Expenses                           834,880        5,174,738       704,506      1,490,958      1,188,523
                                         ------------     ------------    ----------     ----------    -----------
Net Investment Income (Loss)                 (427,462)      (2,616,288)      (61,149)       839,626      5,501,340
                                         ------------     ------------    ----------     ----------    -----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF                            ASAF           ASAF
                                           FOUNDERS           ASAF          T. ROWE       AMERICAN        ASAF
                                        INTERNATIONAL        JANUS        PRICE SMALL     CENTURY       FEDERATED
                                            SMALL          SMALL-CAP        COMPANY      STRATEGIC     HIGH YIELD
                                        CAPITALIZATION       GROWTH          VALUE        BALANCED        BOND
                                             FUND             FUND           FUND           FUND          FUND
                                        --------------    ------------    -----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                               (681,101)      36,399,596     1,173,071      1,619,428     (1,182,279)
    Futures Contracts                              --               --            --        451,178             --
    Written Options Contracts                      --               --            --             --             --
    Swap Agreements                                --               --            --             --             --
    Foreign Currency Transactions            (380,818)           1,317            --       (680,354)            --
                                         ------------     ------------    ----------     ----------    -----------
  Net Realized Gain (Loss)                 (1,061,919)      36,400,913     1,173,071      1,390,252     (1,182,279)
                                         ------------     ------------    ----------     ----------    -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                            (15,586,243)     (28,810,247)    6,187,150      5,003,380     (5,836,468)
    Futures Contracts                              --               --            --       (217,521)            --
    Written Options Contracts                      --               --            --             --             --
    Swap Agreements                                --               --            --             --             --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                     (36,510)          (2,556)           --         (2,173)            --
                                         ------------     ------------    ----------     ----------    -----------
  Net Change in Unrealized
    Appreciation (Depreciation)           (15,622,753)     (28,812,803)    6,187,150      4,783,686     (5,836,468)
                                         ------------     ------------    ----------     ----------    -----------
  Net Gain (Loss) on Investments          (16,684,672)       7,588,110     7,360,221      6,173,938     (7,018,747)
                                         ------------     ------------    ----------     ----------    -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations     $(17,112,134)    $  4,971,822    $7,299,072     $7,013,564    $(1,517,407)
                                         ============     ============    ==========     ==========    ===========

See Notes to Financial Statements.

                                       67

FOR THE SIX MONTHS ENDED APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                        ASAF
                                           ASAF           ASAF            ASAF           ASAF         NEUBERGER
                                        OPPENHEIMER    LORD ABBETT       JANUS          MARSICO        BERMAN
                                         LARGE-CAP     GROWTH AND       OVERSEAS        CAPITAL        MID-CAP
                                          GROWTH         INCOME          GROWTH         GROWTH         GROWTH
                                           FUND           FUND            FUND           FUND           FUND
                                        -----------    -----------    ------------    -----------    -----------

INVESTMENT INCOME:
  Interest                              $   258,366    $  228,501     $  1,999,197    $ 3,443,550    $   378,561
  Dividends                                  77,698     1,418,352          993,500      1,411,747         24,762
  Foreign Taxes Withheld                         --        (1,782)         (92,005)        (3,267)            --
                                        -----------    ----------     ------------    -----------    -----------
       Total Investment Income              336,064     1,645,071        2,900,692      4,852,030        403,323
                                        -----------    ----------     ------------    -----------    -----------
EXPENSES:
  Advisory Fees                             404,932       812,901        3,145,947      4,262,922        594,571
  Shareholder Servicing Fees                 55,864       294,831          502,282        811,675        145,282
  Administration and Accounting Fees         46,071        88,146          168,889        215,431         46,513
  Custodian Fees                             16,487        20,618           88,424         51,087         23,139
  Distribution Fees -- Class A               37,521        79,534          364,816        398,313         77,026
  Distribution Fees -- Class B              223,116       381,589        1,184,629      2,144,121        308,515
  Distribution Fees -- Class C               61,321       138,084          645,465        981,505        127,609
  Distribution Fees -- Class X               90,442       134,159          300,225        340,669         70,459
  Supplemental Distribution Fees                 --        57,780           83,499         62,208         22,760
  Audit and Legal Fees                        2,905         5,444           17,897         27,780          4,022
  Organization Costs                             --            --               --             --             --
  Directors' Fees                               776         1,447            4,810          7,413          1,085
  Registration Fees                          26,584        35,747           69,101        132,379         35,503
  Miscellaneous Expenses                      8,561        13,958           48,953         63,860         11,463
                                        -----------    ----------     ------------    -----------    -----------
       Total Expenses                       974,580     2,064,238        6,624,937      9,499,363      1,467,947
       Less: Reimbursement of
               Expenses by
               Investment Manager            (2,705)     (216,322)              --       (243,895)       (38,604)
             Waiver of Fees by
               Investment Manager                --      (162,580)        (285,995)            --             --
             Fees Paid Indirectly                --       (57,780)         (83,499)       (62,208)       (22,760)
                                        -----------    ----------     ------------    -----------    -----------
       Net Expenses                         971,875     1,627,556        6,255,443      9,193,260      1,406,583
                                        -----------    ----------     ------------    -----------    -----------
Net Investment Income (Loss)               (635,811)       17,515       (3,354,751)    (4,341,230)    (1,003,260)
                                        -----------    ----------     ------------    -----------    -----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                                        ASAF
                                           ASAF           ASAF            ASAF           ASAF         NEUBERGER
                                        OPPENHEIMER    LORD ABBETT       JANUS          MARSICO        BERMAN
                                         LARGE-CAP     GROWTH AND       OVERSEAS        CAPITAL        MID-CAP
                                          GROWTH         INCOME          GROWTH         GROWTH         GROWTH
                                           FUND           FUND            FUND           FUND           FUND
                                        -----------    -----------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                            3,317,724     3,260,332       37,186,200       (529,112)      (970,634)
    Futures Contracts                            --            --               --             --             --
    Written Options Contracts                    --            --               --     (3,119,693)            --
    Swap Agreements                              --            --               --             --             --
    Foreign Currency Transactions                --            --        3,470,870            200             --
                                        -----------    ----------     ------------    -----------    -----------
  Net Realized Gain (Loss)                3,317,724     3,260,332       40,657,070     (3,648,605)      (970,634)
                                        -----------    ----------     ------------    -----------    -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                           18,318,818     4,309,399       76,988,147     96,726,994     13,661,949
    Futures Contracts                            --            --               --             --             --
    Written Options Contracts                    --            --               --             --             --
    Swap Agreements                              --            --               --             --             --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                        --            --        6,379,078         (1,257)            --
                                        -----------    ----------     ------------    -----------    -----------
  Net Change in Unrealized
    Appreciation (Depreciation)          18,318,818     4,309,399       83,367,225     96,725,737     13,661,949
                                        -----------    ----------     ------------    -----------    -----------
  Net Gain (Loss) on Investments         21,636,542     7,569,731      124,024,295     93,077,132     12,691,315
                                        -----------    ----------     ------------    -----------    -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations    $21,000,731    $7,587,246     $120,669,544    $88,735,902    $11,688,055
                                        ===========    ==========     ============    ===========    ===========

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASAF                           ASAF          ASAF
                                          NEUBERGER         ASAF          BANKERS         MFS           ASAF
                                            BERMAN           AIM           TRUST         GROWTH        KEMPER
                                           MID-CAP      INTERNATIONAL     MANAGED         WITH        SMALL-CAP
                                            VALUE          EQUITY        INDEX 500       INCOME        GROWTH
                                             FUND           FUND            FUND          FUND          FUND
                                          ----------    -------------    ----------    ----------    -----------

INVESTMENT INCOME:
  Interest                                $  133,189      $  34,661      $  128,728    $  35,304     $    43,219
  Dividends                                  247,766         16,632          86,216       28,071             446
  Foreign Taxes Withheld                        (318)        (1,788)            (10)        (207)             --
                                          ----------      ---------      ----------    ---------     -----------
       Total Investment Income               380,637         49,505         214,934       63,168          43,665
                                          ----------      ---------      ----------    ---------     -----------
EXPENSES:
  Advisory Fees                              235,514         28,426          85,305       33,019          21,164
  Shareholder Servicing Fees                 103,651         45,511          45,898       44,386             550
  Administration and Accounting Fees          31,642            388           3,442        1,145           2,286
  Custodian Fees                              12,835          8,263           8,143        8,263             623
  Distribution Fees -- Class A                26,020          3,314          15,401        2,384           3,080
  Distribution Fees -- Class B               128,033          9,371          44,812       17,838           9,228
  Distribution Fees -- Class C                52,720          7,539          24,014        7,398           5,171
  Distribution Fees -- Class X                28,890          2,304           7,002        2,772           1,718
  Supplemental Distribution Fees              35,512          7,946              --           --              --
  Audit and Legal Fees                         1,731            144             630          191              38
  Organization Costs                              --             --              --           --              --
  Directors' Fees                                461             39             171           52              10
  Registration Fees                           28,671            305           1,326          401             531
  Miscellaneous Expenses                       6,170         12,372           9,608        2,705             650
                                          ----------      ---------      ----------    ---------     -----------
       Total Expenses                        691,850        125,922         245,752      120,554          45,049
       Less: Reimbursement of Expenses
               by Investment Manager         (93,972)       (54,103)        (47,894)     (48,193)             --
             Waiver of Fees by
               Investment Manager                 --             --              --           --              --
             Fees Paid Indirectly            (35,512)        (7,946)             --           --              --
                                          ----------      ---------      ----------    ---------     -----------
       Net Expenses                          562,366         63,873         197,858       72,361          45,049
                                          ----------      ---------      ----------    ---------     -----------
Net Investment Income (Loss)                (181,729)       (14,368)         17,076       (9,193)         (1,384)
                                          ----------      ---------      ----------    ---------     -----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF                           ASAF          ASAF
                                          NEUBERGER         ASAF          BANKERS         MFS           ASAF
                                            BERMAN           AIM           TRUST         GROWTH        KEMPER
                                           MID-CAP      INTERNATIONAL     MANAGED         WITH        SMALL-CAP
                                            VALUE          EQUITY        INDEX 500       INCOME        GROWTH
                                             FUND           FUND            FUND          FUND          FUND
                                          ----------    -------------    ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                              (780,652)      (339,583)       (325,300)    (167,809)       (521,393)
    Futures Contracts                             --             --         718,357           --              --
    Written Options Contracts                     --             --              --           --              --
    Swap Agreements                               --             --              --           --              --
    Foreign Currency Transactions                 --        (13,388)             --         (476)             --
                                          ----------      ---------      ----------    ---------     -----------
  Net Realized Gain (Loss)                  (780,652)      (352,971)        393,057     (168,285)       (521,393)
                                          ----------      ---------      ----------    ---------     -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             6,447,360       (551,224)      1,043,944      515,928      (2,277,313)
    Futures Contracts                             --             --        (273,272)          --              --
    Written Options Contracts                     --             --              --           --              --
    Swap Agreements                               --             --              --           --              --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                         --             90              --          139              --
                                          ----------      ---------      ----------    ---------     -----------
  Net Change in Unrealized
    Appreciation (Depreciation)            6,447,360       (551,134)        770,672      516,067      (2,277,313)
                                          ----------      ---------      ----------    ---------     -----------
  Net Gain (Loss) on Investments           5,666,708       (904,105)      1,163,729      347,782      (2,798,706)
                                          ----------      ---------      ----------    ---------     -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      $5,484,979      $(918,473)     $1,180,805    $ 338,589     $(2,800,090)
                                          ==========      =========      ==========    =========     ===========

See Notes to Financial Statements.

                                       71

FOR THE SIX MONTHS ENDED APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASAF             ASAF           ASAF          ASAF           ASAF
                                         T. ROWE PRICE       JANUS         INVESCO         TOTAL          JPM
                                         INTERNATIONAL      CAPITAL         EQUITY        RETURN         MONEY
                                            EQUITY           GROWTH         INCOME         BOND          MARKET
                                             FUND             FUND           FUND          FUND           FUND
                                         -------------    ------------    ----------    -----------    ----------

INVESTMENT INCOME:
  Investment Income from
    Corresponding Portfolios of
    American Skandia Master Trust:
    Interest                              $   82,714      $  9,494,457    $1,956,871    $ 5,552,216    $5,470,318
    Dividends                                145,722         1,622,565     1,103,928             --            --
    Foreign Taxes Withheld                   (18,809)           (2,135)         (641)            --            --
                                          ----------      ------------    ----------    -----------    ----------
       Total Investment Income               209,627        11,114,887     3,060,158      5,552,216     5,470,318
       Expenses from Corresponding
         Portfolios of American
         Skandia Master Trust               (207,865)      (10,130,661)     (892,362)      (623,638)     (583,786)
                                          ----------      ------------    ----------    -----------    ----------
       Net Investment Income (Loss)
         from Corresponding
         Portfolios of American
         Skandia Master Trust                  1,762           984,226     2,167,796      4,928,578     4,886,532
                                          ----------      ------------    ----------    -----------    ----------
EXPENSES:
  Shareholder Servicing Fees                  44,177         1,839,863       361,579        103,349       284,311
  Administration and Accounting Fees          14,024            26,751        22,979         23,930        17,000
  Distribution Fees -- Class A                15,587           912,521        90,230         61,302       168,976
  Distribution Fees -- Class B                64,046         5,237,864       466,458        435,433       400,331
  Distribution Fees -- Class C                29,010         1,764,033       196,119        121,747       142,412
  Distribution Fees -- Class X                37,657           870,216       179,248         98,148       125,631
  Supplemental Distribution Fees               4,794            44,179        51,281             --            --
  Audit and Legal Fees                           392            23,122         2,507          1,936         2,514
  Organization Costs                           7,049             7,049         7,049          7,049         7,049
  Directors' Fees                                284            16,784         1,813          1,397         1,818
  Registration Fees                           20,273           152,189        39,527         38,639        56,299
  Miscellaneous Expenses                       2,380           141,764        15,774         12,271        15,825
                                          ----------      ------------    ----------    -----------    ----------
       Total Expenses                        239,673        11,036,335     1,434,564        905,201     1,222,166
       Less: Reimbursement of
               Expenses by
               Investment Manager            (37,426)         (638,369)     (270,192)      (114,693)           --
             Fees Paid Indirectly             (4,794)          (44,179)      (51,281)            --            --
                                          ----------      ------------    ----------    -----------    ----------
       Net Expenses                          197,453        10,353,787     1,113,091        790,508     1,222,166
                                          ----------      ------------    ----------    -----------    ----------
Net Investment Income (Loss)                (195,691)       (9,369,561)    1,054,705      4,138,070     3,664,366
                                          ----------      ------------    ----------    -----------    ----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF             ASAF           ASAF          ASAF           ASAF
                                         T. ROWE PRICE       JANUS         INVESCO         TOTAL          JPM
                                         INTERNATIONAL      CAPITAL         EQUITY        RETURN         MONEY
                                            EQUITY           GROWTH         INCOME         BOND          MARKET
                                             FUND             FUND           FUND          FUND           FUND
                                         -------------    ------------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIOS OF AMERICAN SKANDIA
  MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                               (60,349)      (35,087,912)      521,045       (819,807)        1,244
    Futures Contracts                             --                --            --       (160,027)           --
    Written Options Contracts                     --                --            --        187,433            --
    Swap Agreements                               --                --            --        (27,388)           --
    Foreign Currency Transactions            (48,036)            2,430            --        201,944            --
                                          ----------      ------------    ----------    -----------    ----------
  Net Realized Gain (Loss)                  (108,385)      (35,085,482)      521,045       (617,845)        1,244
                                          ----------      ------------    ----------    -----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             3,252,336       271,626,101     7,047,129       (615,762)           --
    Futures Contracts                             --                --            --        (59,357)           --
    Written Options Contracts                     --                --            --       (163,348)           --
    Swap Agreements                               --                --            --        (12,123)           --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                       (819)               (8)           --          3,388            --
                                          ----------      ------------    ----------    -----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation)            3,251,517       271,626,093     7,047,129       (847,202)           --
                                          ----------      ------------    ----------    -----------    ----------
  Net Gain (Loss) on Investments           3,143,132       236,540,611     7,568,174     (1,465,047)        1,244
                                          ----------      ------------    ----------    -----------    ----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      $2,947,441      $227,171,050    $8,622,879    $ 2,673,023    $3,665,610
                                          ==========      ============    ==========    ===========    ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              ASAF
                                                            FOUNDERS                         ASAF
                                                         INTERNATIONAL                       JANUS
                                                             SMALL                         SMALL-CAP
                                                         CAPITALIZATION                     GROWTH
                                                              FUND                           FUND
                                                  ----------------------------   -----------------------------
                                                    SIX MONTHS                     SIX MONTHS
                                                      ENDED        YEAR ENDED        ENDED         YEAR ENDED
                                                  APRIL 30, 2000   OCTOBER 31,   APRIL 30, 2000   OCTOBER 31,
                                                   (UNAUDITED)        1999        (UNAUDITED)         1999
                                                  --------------   -----------   --------------   ------------

FROM OPERATIONS:
  Net Investment Income (Loss)                     $   (427,462)   $  (155,453)   $ (2,616,288)   $   (697,207)
  Net Realized Gain (Loss) on Investments            (1,061,919)     1,560,137      36,400,913       3,609,591
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                   (15,622,753)     1,083,661     (28,812,803)     46,265,247
                                                   ------------    -----------    ------------    ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       (17,112,134)     2,488,345       4,971,822      49,177,631
                                                   ------------    -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                                  --             --              --              --
    Class B                                                  --             --              --              --
    Class C                                                  --             --              --              --
    Class X                                                  --             --              --              --
  In Excess of Net Investment Income:
    Class A                                                  --             --              --              --
    Class B                                                  --             --              --              --
    Class C                                                  --             --              --              --
    Class X                                                  --             --              --              --
  From Net Realized Gains:
    Class A                                            (184,026)            --        (558,335)             --
    Class B                                            (623,192)            --      (1,037,796)             --
    Class C                                            (185,090)            --        (438,987)             --
    Class X                                            (253,879)            --        (197,451)             --
                                                   ------------    -----------    ------------    ------------
Total Distributions                                  (1,246,187)            --      (2,232,569)             --
                                                   ------------    -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Net Increase in Net Assets from Capital Share
    Transactions                                    134,070,338      8,904,367     218,388,547     155,373,353
                                                   ------------    -----------    ------------    ------------
  Net Increase in Net Assets                        115,712,017     11,392,712     221,127,800     204,550,984
NET ASSETS:
  Beginning of Period                                16,941,589      5,548,877     215,212,084      10,661,100
                                                   ------------    -----------    ------------    ------------
  End of Period                                    $132,653,606    $16,941,589    $436,339,884    $215,212,084
                                                   ============    ===========    ============    ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

            ASAF
          T. ROWE                          ASAF
           PRICE                         AMERICAN                          ASAF                            ASAF
           SMALL                          CENTURY                        FEDERATED                     OPPENHEIMER
          COMPANY                        STRATEGIC                      HIGH YIELD                      LARGE-CAP
           VALUE                         BALANCED                          BOND                           GROWTH
            FUND                           FUND                            FUND                            FUND
- ----------------------------   -----------------------------   -----------------------------   ----------------------------
  SIX MONTHS                     SIX MONTHS                      SIX MONTHS                      SIX MONTHS
    ENDED        YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED        YEAR ENDED
APRIL 30, 2000   OCTOBER 31,   APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,
 (UNAUDITED)        1999        (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)        1999
- --------------   -----------   --------------   ------------   --------------   ------------   --------------   -----------

     (61,149)
 $               $  (135,216)   $    839,626    $    727,476    $  5,501,340    $  7,002,080    $   (635,811)   $  (619,997)
   1,173,071       1,392,258       1,390,252       1,997,987      (1,182,279)       (327,421)      3,317,724      4,509,503
   6,187,150      (1,429,144)      4,783,686       4,935,120      (5,836,468)     (5,663,260)     18,318,818      4,407,755
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
   7,299,072        (172,102)      7,013,564       7,660,583      (1,517,407)      1,011,399      21,000,731      8,297,261
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
          --              --        (200,082)       (112,620)       (844,526)     (1,066,043)             --             --
          --              --        (371,417)       (136,565)     (3,157,357)     (3,686,137)             --             --
          --              --        (116,232)        (51,277)       (588,837)       (853,383)             --             --
          --              --        (103,157)        (58,449)       (851,006)     (1,396,517)             --             --
          --         (27,592)             --              --              --              --              --             --
          --              --              --              --              --              --              --             --
          --              --              --              --              --              --              --             --
          --              --              --              --              --              --              --             --
    (286,577)             --        (252,195)             --              --              --        (283,324)            --
    (657,305)             --        (717,191)             --              --              --        (876,043)            --
    (335,141)             --        (223,762)             --              --              --        (229,295)            --
    (354,340)             --        (197,887)             --              --              --        (383,701)            --
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
  (1,633,363)        (27,592)     (2,181,923)       (358,911)     (5,441,726)     (7,002,080)     (1,772,363)            --
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
   7,153,345      21,076,473      26,152,510     101,103,998       7,879,816      77,719,547      44,349,697     31,103,658
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
  12,819,054      20,876,779      30,984,151     108,405,670         920,683      71,728,866      63,578,065     39,400,919
  61,881,633      41,004,854     130,402,611      21,996,941     117,337,268      45,608,402      59,072,041     19,671,122
 -----------     -----------    ------------    ------------    ------------    ------------    ------------    -----------
 $74,700,687     $61,881,633    $161,386,762    $130,402,611    $118,257,951    $117,337,268    $122,650,106    $59,072,041
 ===========     ===========    ============    ============    ============    ============    ============    ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             ASAF                            ASAF
                                                          LORD ABBETT                        JANUS
                                                            GROWTH                         OVERSEAS
                                                          AND INCOME                        GROWTH
                                                             FUND                            FUND
                                                 -----------------------------   -----------------------------
                                                   SIX MONTHS                      SIX MONTHS
                                                     ENDED         YEAR ENDED        ENDED         YEAR ENDED
                                                 APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,
                                                  (UNAUDITED)         1999        (UNAUDITED)         1999
                                                 --------------   ------------   --------------   ------------

FROM OPERATIONS:
  Net Investment Income (Loss)                    $     17,515    $    (17,756)   $ (3,354,751)   $ (1,430,239)
  Net Realized Gain (Loss) on Investments            3,260,332      (1,864,544)     40,657,070      (4,311,423)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                    4,309,399       9,399,850      83,367,225      45,431,509
                                                  ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        7,587,246       7,517,550     120,669,544      39,689,847
                                                  ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                                 --         (12,015)             --              --
    Class B                                                 --          (1,848)             --              --
    Class C                                                 --            (855)             --              --
    Class X                                                 --          (1,589)             --              --
  In Excess of Net Investment Income:
    Class A                                                 --         (36,455)             --              --
    Class B                                                 --          (5,608)             --              --
    Class C                                                 --          (2,595)             --              --
    Class X                                                 --          (4,822)             --              --
  From Net Realized Gains:
    Class A                                                 --              --              --              --
    Class B                                                 --              --              --              --
    Class C                                                 --              --              --              --
    Class X                                                 --              --              --              --
                                                  ------------    ------------    ------------    ------------
Total Distributions                                         --         (65,787)             --              --
                                                  ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Net Increase in Net Assets from Capital Share
    Transactions                                    37,562,421     101,607,672     315,444,099     170,502,829
                                                  ------------    ------------    ------------    ------------
  Net Increase in Net Assets                        45,149,667     109,059,435     436,113,643     210,192,676
NET ASSETS:
    Beginning of Period                            141,710,663      32,651,228     255,149,694      44,957,018
                                                  ------------    ------------    ------------    ------------
    End of Period                                 $186,860,330    $141,710,663    $691,263,337    $255,149,694
                                                  ============    ============    ============    ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                            ASAF                           ASAF                                     ASAF
            ASAF                         NEUBERGER                      NEUBERGER                  ASAF           BANKERS
           MARSICO                         BERMAN                         BERMAN                   AIM             TRUST
           CAPITAL                        MID-CAP                        MID-CAP              INTERNATIONAL       MANAGED
           GROWTH                          GROWTH                         VALUE                   EQUITY         INDEX 500
            FUND                            FUND                           FUND                    FUND             FUND
- -----------------------------   ----------------------------   ----------------------------   --------------   --------------
  SIX MONTHS                      SIX MONTHS                     SIX MONTHS                     SIX MONTHS       SIX MONTHS
    ENDED         YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED            ENDED
APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,   APRIL 30, 2000   OCTOBER 31,   APRIL 30, 2000   APRIL 30, 2000
 (UNAUDITED)         1999        (UNAUDITED)        1999        (UNAUDITED)        1999       (UNAUDITED)(1)   (UNAUDITED)(1)
- --------------   ------------   --------------   -----------   --------------   -----------   --------------   --------------

    (4,341,230)
$                $ (3,100,567)   $ (1,003,260)   $  (397,056)   $  (181,729)    $   (72,401)   $   (14,368)     $    17,076
    (3,648,605)    (8,185,872)       (970,634)    (2,023,108)      (780,652)        862,653       (352,971)         393,057
    96,725,737     85,729,373      13,661,949      8,571,273      6,447,360      (1,727,464)      (551,134)         770,672
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
    88,735,902     74,442,934      11,688,055      6,151,109      5,484,979        (937,212)      (918,473)       1,180,805
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
            --        (14,303)             --             --             --            (508)            --               --
            --             --              --             --             --            (549)            --               --
            --             --              --             --             --            (242)            --               --
            --             --              --             --             --            (132)            --               --
            --            (35)             --             --             --          (2,758)            --               --
            --             --              --             --             --          (2,976)            --               --
            --             --              --             --             --          (1,315)            --               --
            --             --              --             --             --            (718)            --               --
            --             --              --        (20,483)      (171,598)           (237)            --               --
            --             --              --        (34,595)      (442,601)           (761)            --               --
            --             --              --        (22,944)      (162,987)           (336)            --               --
            --             --              --        (16,107)       (96,065)           (162)            --               --
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
            --        (14,338)             --        (94,129)      (873,251)        (10,694)            --               --
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
   380,790,194    448,096,651     170,223,842     40,361,211     18,150,341      39,513,072     20,784,823       41,197,868
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
   469,526,096    522,525,247     181,911,897     46,418,191     22,762,069      38,565,166     19,866,350       42,378,673
   564,313,815     41,788,568      49,408,579      2,990,388     42,459,716       3,894,550             --               --
- --------------   ------------    ------------    -----------    -----------     -----------    -----------      -----------
$1,033,839,911   $564,313,815    $231,320,476    $49,408,579    $65,221,785     $42,459,716    $19,866,350      $42,378,673
==============   ============    ============    ===========    ===========     ===========    ===========      ===========

(1) Commenced operations on November 1, 1999.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         ASAF             ASAF                    ASAF
                                                         MFS             KEMPER              T. ROWE PRICE
                                                        GROWTH         SMALL-CAP             INTERNATIONAL
                                                     WITH INCOME         GROWTH                  EQUITY
                                                         FUND             FUND                    FUND
                                                    --------------   --------------   ----------------------------
                                                      SIX MONTHS       SIX MONTHS       SIX MONTHS
                                                        ENDED            ENDED            ENDED        YEAR ENDED
                                                    APRIL 30, 2000   APRIL 30, 2000   APRIL 30, 2000   OCTOBER 31,
                                                    (UNAUDITED)(1)   (UNAUDITED)(2)    (UNAUDITED)        1999
                                                    --------------   --------------   --------------   -----------

FROM OPERATIONS:
  Net Investment Income (Loss)                       $    (9,193)     $    (1,384)     $   (195,691)   $  (135,544)
  Net Realized Gain (Loss) on Investments               (168,285)        (521,393)         (108,385)      (299,549)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        516,067       (2,277,313)        3,251,517      3,328,830
                                                     -----------      -----------      ------------    -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                      338,589       (2,800,090)        2,947,441      2,893,737
                                                     -----------      -----------      ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                                   --               --                --             --
    Class B                                                   --               --                --             --
    Class C                                                   --               --                --             --
    Class X                                                   --               --                --             --
  In Excess of Net Investment Income:
    Class A                                                   --               --                --        (13,643)
    Class B                                                   --               --                --         (6,565)
    Class C                                                   --               --                --         (4,600)
    Class X                                                   --               --                --         (9,863)
  From Net Realized Gains:
    Class A                                                   --               --                --             --
    Class B                                                   --               --                --             --
    Class C                                                   --               --                --             --
    Class X                                                   --               --                --             --
                                                     -----------      -----------      ------------    -----------
Total Distributions                                           --               --                --        (34,671)
                                                     -----------      -----------      ------------    -----------
CAPITAL SHARE TRANSACTIONS
  Net Increase in Net Assets from Capital Share
    Transactions                                      15,439,630       27,118,180        13,346,525      9,698,559
                                                     -----------      -----------      ------------    -----------
  Net Increase in Net Assets                          15,778,219       24,318,090        16,293,966     12,557,625
NET ASSETS:
  Beginning of Period                                         --               --        24,986,343     12,428,718
                                                     -----------      -----------      ------------    -----------
  End of Period                                      $15,778,219      $24,318,090      $ 41,280,309    $24,986,343
                                                     ===========      ===========      ============    ===========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                 ASAF                             ASAF                            ASAF                            ASAF
                 JANUS                           INVESCO                          TOTAL                            JPM
                CAPITAL                          EQUITY                          RETURN                           MONEY
                GROWTH                           INCOME                           BOND                           MARKET
                 FUND                             FUND                            FUND                            FUND
    -------------------------------   -----------------------------   -----------------------------   -----------------------------
      SIX MONTHS                        SIX MONTHS                      SIX MONTHS                      SIX MONTHS
        ENDED          YEAR ENDED         ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR ENDED
    APRIL 30, 2000    OCTOBER 31,     APRIL 30, 2000   DECEMBER 31,   APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,
     (UNAUDITED)          1999         (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999
    --------------   --------------   --------------   ------------   --------------   ------------   --------------   ------------

    $   (9,369,561)  $   (5,862,887)   $  1,054,705    $  1,256,636    $  4,138,070    $  4,837,649    $  3,664,366    $  2,950,305
       (35,085,482)     (51,875,533)        521,045       3,247,433        (617,845)     (2,890,558)          1,244           2,598
       271,626,093      228,050,803       7,047,129       9,613,363        (847,202)     (2,697,991)             --              --
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
       227,171,050      170,312,383       8,622,879      14,117,432       2,673,023        (750,900)      3,665,610       2,952,903
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
                --               --        (264,861)       (207,977)       (685,257)       (746,581)     (1,356,576)       (790,112)
                --               --        (459,104)       (267,381)     (2,262,923)     (2,433,498)     (1,377,350)     (1,124,422)
                --               --        (189,906)       (120,280)       (634,007)       (857,234)       (496,397)       (488,137)
                --               --        (184,606)       (171,251)       (512,271)       (800,336)       (434,043)       (547,634)
                --               --              --              --              --              --              --              --
                --               --              --              --              --              --              --              --
                --               --              --              --              --              --              --              --
                --               --              --              --              --              --              --              --
                --               --        (483,054)             --              --         (41,731)           (574)             --
                --               --      (1,231,558)             --              --        (174,101)           (855)             --
                --               --        (509,576)             --              --         (68,174)           (255)             --
                --               --        (495,635)             --              --         (87,038)           (248)             --
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
                --               --      (3,818,300)       (766,889)     (4,094,458)     (5,208,693)     (3,666,298)     (2,950,305)
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
       857,658,593      965,500,168      51,354,708     112,998,444       3,589,698     114,425,804      21,557,358     136,157,181
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
     1,084,829,643    1,135,812,551      56,159,287     126,348,987       2,168,263     108,466,211      21,556,670     136,159,779
     1,275,237,660      139,425,109     179,963,163      53,614,176     152,762,413      44,296,202     179,513,834      43,354,055
    --------------   --------------    ------------    ------------    ------------    ------------    ------------    ------------
    $2,360,067,303   $1,275,237,660    $236,122,450    $179,963,163    $154,930,676    $152,762,413    $201,070,504    $179,513,834
    ==============   ==============    ============    ============    ============    ============    ============    ============

(1) Commenced operations on November 1, 1999.

(2) Commenced operations on March 1, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                         Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset  -----------------------------------------
                                                        Value         Net        Net Realized   Total from
                                           Period     Beginning   Investment     & Unrealized   Investment
                                           Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                          --------    ---------  -------------   ------------   ----------

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
- -------------------------------
- -------------------------------
 Class A                                  04/30/00*    $ 13.56      $(0.08)         $ 6.22        $ 6.14
                                          10/31/99       10.27       (0.14)           3.43          3.29
                                          10/31/98        9.87       (0.02)           0.45          0.43
                                          10/31/97(1)    10.00        0.05           (0.18)        (0.13)
 Class B                                  04/30/00*      13.44       (0.14)           6.18          6.04
                                          10/31/99       10.23       (0.22)           3.43          3.21
                                          10/31/98        9.85       (0.08)           0.46          0.38
                                          10/31/97(1)    10.00        0.04           (0.19)        (0.15)
 Class C                                  04/30/00*      13.43       (0.14)           6.12          5.98
                                          10/31/99       10.22       (0.21)           3.42          3.21
                                          10/31/98        9.86       (0.08)           0.44          0.36
                                          10/31/97(1)    10.00        0.04           (0.18)        (0.14)
 Class X                                  04/30/00*      13.43       (0.15)           6.18          6.03
                                          10/31/99       10.21       (0.19)           3.41          3.22
                                          10/31/98        9.84       (0.08)           0.45          0.37
                                          10/31/97(1)    10.00        0.04           (0.20)        (0.16)
ASAF JANUS SMALL-CAP
GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                                  04/30/00*    $ 17.08      $(0.08)         $ 2.65        $ 2.57
                                          10/31/99        9.11       (0.10)           8.07          7.97
                                          10/31/98        9.94       (0.07)          (0.76)        (0.83)
                                          10/31/97(1)    10.00       (0.03)          (0.03)        (0.06)
 Class B                                  04/30/00*      16.87       (0.14)           2.65          2.51
                                          10/31/99        9.04       (0.17)           8.00          7.83
                                          10/31/98        9.93       (0.12)          (0.77)        (0.89)
                                          10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
 Class C                                  04/30/00*      16.90       (0.14)           2.64          2.50
                                          10/31/99        9.06       (0.16)           8.00          7.84
                                          10/31/98        9.94       (0.10)          (0.78)        (0.88)
                                          10/31/97(1)    10.00       (0.04)          (0.02)        (0.06)
 Class X                                  04/30/00*      16.90       (0.14)           2.64          2.50
                                          10/31/99        9.06       (0.15)           7.99          7.84
                                          10/31/98        9.93       (0.11)          (0.76)        (0.87)
                                          10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
- -------------------------------
- -------------------------------
 Class A                                  04/30/00*    $  8.90      $ 0.01          $ 1.01        $ 1.02
                                          10/31/99        8.85        0.02            0.06          0.08
                                          10/31/98       10.46        0.04           (1.62)        (1.58)
                                          10/31/97(1)    10.00        0.02            0.44          0.46
 Class B                                  04/30/00*       8.84       (0.01)           1.00          0.99
                                          10/31/99        8.80       (0.03)           0.07          0.04
                                          10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                          10/31/97(1)    10.00          --            0.44          0.44
 Class C                                  04/30/00*       8.84       (0.01)           1.00          0.99
                                          10/31/99        8.80       (0.03)           0.07          0.04
                                          10/31/98       10.45       (0.02)          (1.62)        (1.64)
                                          10/31/97(1)    10.00          --            0.45          0.45
 Class X                                  04/30/00*       8.84       (0.01)           1.00          0.99
                                          10/31/99        8.80       (0.03)           0.07          0.04
                                          10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                          10/31/97(1)    10.00          --            0.44          0.44
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
- -------------------------------
- -------------------------------
 Class A                                  04/30/00*    $ 12.85      $ 0.10          $ 0.58        $ 0.68
                                          10/31/99       10.89        0.19            1.89          2.08
                                          10/31/98        9.99        0.15            0.84          0.99
                                          10/31/97(1)    10.00        0.04           (0.05)        (0.01)
 Class B                                  04/30/00*      12.81        0.07            0.58          0.65
                                          10/31/99       10.86        0.12            1.88          2.00
                                          10/31/98        9.96        0.09            0.85          0.94
                                          10/31/97(1)    10.00        0.02           (0.06)        (0.04)
 Class C                                  04/30/00*      12.80        0.07            0.59          0.66
                                          10/31/99       10.87        0.11            1.87          1.98
                                          10/31/98        9.98        0.09            0.84          0.93
                                          10/31/97(1)    10.00        0.02           (0.04)        (0.02)
 Class X                                  04/30/00*      12.80        0.07            0.59          0.66
                                          10/31/99       10.85        0.11            1.89          2.00
                                          10/31/98        9.96        0.09            0.84          0.93
                                          10/31/97(1)    10.00        0.02           (0.06)        (0.04)

                                                   Less Distributions
                                          -------------------------------------
                                           From Net     In Excess of     From
                                          Investment   Net Investment   Capital
                                            Income         Income        Gains
                                          ----------   --------------   -------

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
- -------------------------------
- -------------------------------
 Class A                                    $   --         $   --       $(0.72)
                                                --             --           --
                                             (0.03)            --           --
                                                --             --           --
 Class B                                        --             --        (0.72)
                                                --             --           --
                                                --             --           --
                                                --             --           --
 Class C                                        --             --        (0.72)
                                                --             --           --
                                                --             --           --
                                                --             --           --
 Class X                                        --             --        (0.72)
                                                --             --           --
                                                --             --           --
                                                --             --           --
ASAF JANUS SMALL-CAP
GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                                    $   --         $   --       $(0.11)
                                                --             --           --
                                                --             --           --
                                                --             --           --
 Class B                                        --             --        (0.11)
                                                --             --           --
                                                --             --           --
                                                --             --           --
 Class C                                        --             --        (0.11)
                                                --             --           --
                                                --             --           --
                                                --             --           --
 Class X                                        --             --        (0.11)
                                                --             --           --
                                                --             --           --
                                                --             --           --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
- -------------------------------
- -------------------------------
 Class A                                    $   --         $   --       $(0.24)
                                                --          (0.03)          --
                                                --          (0.03)          --
                                                --             --           --
 Class B                                        --             --        (0.24)
                                                --             --           --
                                                --          (0.01)          --
                                                --             --           --
 Class C                                        --             --        (0.24)
                                                --             --           --
                                                --          (0.01)          --
                                                --             --           --
 Class X                                        --             --        (0.24)
                                                --             --           --
                                                --          (0.01)          --
                                                --             --           --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
- -------------------------------
- -------------------------------
 Class A                                    $(0.10)        $   --       $(0.13)
                                             (0.12)            --           --
                                             (0.09)            --           --
                                                --             --           --
 Class B                                     (0.07)            --        (0.13)
                                             (0.05)            --           --
                                             (0.04)            --           --
                                                --             --           --
 Class C                                     (0.07)            --        (0.13)
                                             (0.05)            --           --
                                             (0.04)            --           --
                                                --             --           --
 Class X                                     (0.07)            --        (0.13)
                                             (0.05)            --           --
                                             (0.04)            --           --
                                                --             --           --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate      Expenses    And Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

     $(0.72)         $18.98         45.13%       $30,213         313%       1.98%         1.98%             1.98%
         --           13.56         32.04%         2,374         268%       2.10%         2.10%             4.53%
      (0.03)          10.27          4.32%           886          49%       2.10%         2.10%             9.20%
         --            9.87         (1.30%)          106          --        2.10%         2.10%           136.49%
      (0.72)          18.76         44.78%        63,181         313%       2.49%         2.49%             2.49%
         --           13.44         31.38%         7,722         268%       2.60%         2.60%             5.04%
         --           10.23          3.90%         1,387          49%       2.60%         2.60%             9.80%
         --            9.85         (1.50%)          230          --        2.60%         2.60%            90.64%
      (0.72)          18.69         44.43%        26,152         313%       2.49%         2.49%             2.49%
         --           13.43         31.41%         2,540         268%       2.60%         2.60%             5.05%
         --           10.22          3.69%           872          49%       2.60%         2.60%             9.72%
         --            9.86         (1.40%)           79          --        2.60%         2.60%            55.02%
      (0.72)          18.74         44.82%        13,107         313%       2.49%         2.49%             2.49%
         --           13.43         31.54%         4,305         268%       2.60%         2.60%             5.07%
         --           10.21          3.80%         2,404          49%       2.60%         2.60%             9.58%
         --            9.84         (1.60%)          206          --        2.60%         2.60%            54.45%
     $(0.11)         $19.54         14.85%       $98,978          57%       1.70%         1.70%             1.82%
         --           17.08         87.80%        54,039          74%       1.70%         1.71%             2.20%
         --            9.11         (8.45%)        1,801          94%       1.70%         1.70%             6.38%
         --            9.94         (0.60%)          193          --        1.70%         1.70%           105.48%
      (0.11)          19.27         14.68%       209,161          57%       2.20%         2.20%             2.32%
         --           16.87         86.73%        98,524          74%       2.20%         2.21%             2.69%
         --            9.04         (8.96%)        2,685          94%       2.20%         2.20%             6.86%
         --            9.93         (0.70%)          353          --        2.20%         2.20%            57.99%
      (0.11)          19.29         14.59%        89,655          57%       2.20%         2.20%             2.32%
         --           16.90         86.64%        38,337          74%       2.20%         2.21%             2.73%
         --            9.06         (8.85%)        2,090          94%       2.20%         2.20%             6.60%
         --            9.94         (0.60%)           74          --        2.20%         2.20%            42.48%
      (0.11)          19.29         14.66%        38,546          57%       2.20%         2.20%             2.32%
         --           16.90         86.53%        24,312          74%       2.20%         2.21%             2.82%
         --            9.06         (8.76%)        4,085          94%       2.20%         2.20%             6.69%
         --            9.93         (0.70%)          270          --        2.20%         2.20%            47.29%
     $(0.24)         $ 9.68         11.62%       $14,773          13%       1.75%         1.75%             2.14%
      (0.03)           8.90          0.86%        10,881          35%       1.75%         1.75%             2.61%
      (0.03)           8.85        (15.13%)        7,155           4%       1.75%         1.75%             3.51%
         --           10.46          4.60%           383          --        1.75%         1.75%            54.47%
      (0.24)           9.59         11.46%        29,299          13%       2.25%         2.25%             2.64%
         --            8.84          0.45%        23,890          35%       2.25%         2.25%             3.13%
      (0.01)           8.80        (15.63%)       13,184           4%       2.25%         2.25%             4.03%
         --           10.44          4.40%         1,155          --        2.25%         2.25%            30.14%
      (0.24)           9.59         11.35%        15,423          13%       2.25%         2.25%             2.64%
         --            8.84          0.45%        13,164          35%       2.25%         2.25%             3.13%
      (0.01)           8.80        (15.71%)        8,298           4%       2.25%         2.25%             3.97%
         --           10.45          4.50%           335          --        2.25%         2.25%            33.60%
      (0.24)           9.59         11.35%        15,207          13%       2.25%         2.25%             2.64%
         --            8.84          0.45%        13,947          35%       2.25%         2.25%             3.12%
      (0.01)           8.80        (15.63%)       12,368           4%       2.25%         2.25%             4.00%
         --           10.44          4.40%           640          --        2.25%         2.25%            22.43%
     $(0.23)         $13.30          5.26%       $28,837          43%       1.60%         1.60%             2.00%
      (0.12)          12.85         19.10%        24,443         104%       1.60%         1.60%             2.15%
      (0.09)          10.89          9.93%         3,359          93%       1.60%         1.60%             4.32%
         --            9.99         (0.10%)          257           2%       1.60%         1.60%            37.87%
      (0.20)          13.26          5.00%        81,859          43%       2.10%         2.10%             2.50%
      (0.05)          12.81         18.46%        65,933         104%       2.10%         2.10%             2.67%
      (0.04)          10.86          9.45%         8,272          93%       2.10%         2.10%             4.65%
         --            9.96         (0.40%)          381           2%       2.10%         2.10%            29.90%
      (0.20)          13.26          5.09%        28,359          43%       2.10%         2.10%             2.50%
      (0.05)          12.80         18.26%        20,769         104%       2.10%         2.10%             2.67%
      (0.04)          10.87          9.33%         3,202          93%       2.10%         2.10%             4.77%
         --            9.98         (0.20%)          215           2%       2.10%         2.10%            38.96%
      (0.20)          13.26          5.09%        22,332          43%       2.10%         2.10%             2.50%
      (0.05)          12.80         18.48%        19,258         104%       2.10%         2.10%             2.67%
      (0.04)          10.85          9.34%         7,164          93%       2.10%         2.10%             4.66%
         --            9.96         (0.40%)          398           2%       2.10%         2.10%            26.66%

     Ratio of Net Investment
        Income (Loss) to
      Average Net Assets(3)
     -----------------------

           (0.76%)
           (1.19%)
           (0.28%)
            2.03%
           (1.32%)
           (1.84%)
           (0.74%)
            1.62%
           (1.27%)
           (1.74%)
           (0.79%)
            1.72%
           (1.46%)
           (1.63%)
           (0.76%)
            1.58%
           (0.66%)
           (0.73%)
           (0.75%)
           (1.16%)
           (1.17%)
           (1.24%)
           (1.26%)
           (1.73%)
           (1.17%)
           (1.25%)
           (1.13%)
           (1.73%)
           (1.16%)
           (1.21%)
           (1.19%)
           (1.70%)
            0.21%
            0.17%
            0.20%
            0.69%
           (0.28%)
           (0.35%)
           (0.30%)
            0.17%
           (0.28%)
           (0.34%)
           (0.32%)
            0.02%
           (0.28%)
           (0.31%)
           (0.32%)
            0.19%
            1.54%
            1.44%
            1.30%
            1.56%
            1.05%
            0.94%
            0.80%
            0.79%
            1.05%
            0.92%
            0.79%
            0.78%
            1.04%
            0.88%
            0.79%
            1.07%

(1) Commenced Operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                                  Value         Net        Net Realized   Total from
                                     Period     Beginning   Investment     & Unrealized   Investment
                                     Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                    --------    ---------  -------------   ------------   ----------

ASAF FEDERATED
HIGH YIELD BOND FUND:
- ---------------------------
- ---------------------------
 Class A                            04/30/00*    $  9.13      $ 0.42          $(0.49)       $(0.07)
                                    10/31/99        9.38        0.80           (0.25)         0.55
                                    10/31/98        9.93        0.74           (0.55)         0.19
                                    10/31/97(1)    10.00        0.05           (0.07)        (0.02)
 Class B                            04/30/00*       9.13        0.40           (0.50)        (0.10)
                                    10/31/99        9.39        0.75           (0.26)         0.49
                                    10/31/98        9.93        0.69           (0.54)         0.15
                                    10/31/97(1)    10.00        0.04           (0.07)        (0.03)
 Class C                            04/30/00*       9.13        0.40           (0.50)        (0.10)
                                    10/31/99        9.38        0.75           (0.25)         0.50
                                    10/31/98        9.93        0.69           (0.55)         0.14
                                    10/31/97(1)    10.00        0.03           (0.07)        (0.04)
 Class X                            04/30/00*       9.13        0.40           (0.50)        (0.10)
                                    10/31/99        9.39        0.75           (0.26)         0.49
                                    10/31/98        9.93        0.69           (0.54)         0.15
                                    10/31/97(1)    10.00        0.04           (0.07)        (0.03)
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
- ---------------------------
- ---------------------------
 Class A                            04/30/00*    $ 13.64      $(0.08)         $ 4.61        $ 4.53
                                    10/31/99       10.44       (0.15)           3.35          3.20
                                    10/31/98(5)    10.00       (0.10)           0.54          0.44
 Class B                            04/30/00*      13.55       (0.12)           4.58          4.46
                                    10/31/99       10.43       (0.21)           3.33          3.12
                                    10/31/98(5)    10.00       (0.14)           0.57          0.43
 Class C                            04/30/00*      13.51       (0.12)           4.56          4.44
                                    10/31/99       10.40       (0.21)           3.32          3.11
                                    10/31/98(5)    10.00       (0.14)           0.54          0.40
 Class X                            04/30/00*      13.51       (0.12)           4.57          4.45
                                    10/31/99       10.41       (0.21)           3.31          3.10
                                    10/31/98(5)    10.00       (0.14)           0.55          0.41
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
- ---------------------------
- ---------------------------
 Class A                            04/30/00*    $ 12.33      $ 0.03          $ 0.57        $ 0.60
                                    10/31/99       10.52        0.06            1.80          1.86
                                    10/31/98(5)    10.00        0.05            0.50          0.55
 Class B                            04/30/00*      12.32          --            0.58          0.58
                                    10/31/99       10.53       (0.01)           1.81          1.80
                                    10/31/98(5)    10.00        0.01            0.52          0.53
 Class C                            04/30/00*      12.31       (0.01)           0.58          0.57
                                    10/31/99       10.51       (0.01)           1.82          1.81
                                    10/31/98(5)    10.00        0.01            0.50          0.51
 Class X                            04/30/00*      12.30          --            0.57          0.57
                                    10/31/99       10.52       (0.01)           1.80          1.79
                                    10/31/98(5)    10.00        0.01            0.51          0.52
ASAF JANUS
OVERSEAS GROWTH FUND:
- ---------------------------
- ---------------------------
 Class A                            04/30/00*    $ 14.06      $(0.08)         $ 6.46        $ 6.38
                                    10/31/99       10.55       (0.09)           3.60          3.51
                                    10/31/98(5)    10.00        0.01            0.54          0.55
 Class B                            04/30/00*      13.94       (0.13)           6.39          6.26
                                    10/31/99       10.51       (0.15)           3.58          3.43
                                    10/31/98(5)    10.00       (0.04)           0.55          0.51
 Class C                            04/30/00*      13.96       (0.13)           6.40          6.27
                                    10/31/99       10.52       (0.15)           3.59          3.44
                                    10/31/98(5)    10.00       (0.04)           0.56          0.52
 Class X                            04/30/00*      13.93       (0.14)           6.41          6.27
                                    10/31/99       10.50       (0.14)           3.57          3.43
                                    10/31/98(5)    10.00       (0.04)           0.54          0.50

                                               Less Distributions
                                   ------------------------------------------
                                    From Net     In Excess of
                                   Investment   Net Investment   From Capital
                                     Income         Income          Gains
                                   ----------   --------------   ------------

ASAF FEDERATED
HIGH YIELD BOND FUND:
- ---------------------------
- ---------------------------
 Class A                             $(0.42)        $   --          $   --
                                      (0.80)            --              --
                                      (0.74)            --              --
                                      (0.05)            --              --
 Class B                              (0.39)            --              --
                                      (0.75)            --              --
                                      (0.69)            --              --
                                      (0.04)            --              --
 Class C                              (0.39)            --              --
                                      (0.75)            --              --
                                      (0.69)            --              --
                                      (0.03)            --              --
 Class X                              (0.39)            --              --
                                      (0.75)            --              --
                                      (0.69)            --              --
                                      (0.04)            --              --
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
- ---------------------------
- ---------------------------
 Class A                             $   --         $   --          $(0.37)
                                         --             --              --
                                         --             --              --
 Class B                                 --             --           (0.37)
                                         --             --              --
                                         --             --              --
 Class C                                 --             --           (0.37)
                                         --             --              --
                                         --             --              --
 Class X                                 --             --           (0.37)
                                         --             --              --
                                         --             --              --
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
- ---------------------------
- ---------------------------
 Class A                             $   --         $   --          $   --
                                         --          (0.05)             --
                                      (0.03)            --              --
 Class B                                 --             --              --
                                         --          (0.01)             --
                                         --             --              --
 Class C                                 --             --              --
                                         --          (0.01)             --
                                         --             --              --
 Class X                                 --             --              --
                                         --          (0.01)             --
                                         --             --              --
ASAF JANUS
OVERSEAS GROWTH FUND:
- ---------------------------
- ---------------------------
 Class A                             $   --         $   --          $   --
                                         --             --              --
                                         --             --              --
 Class B                                 --             --              --
                                         --             --              --
                                         --             --              --
 Class C                                 --             --              --
                                         --             --              --
                                         --             --              --
 Class X                                 --             --              --
                                         --             --              --
                                         --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

     $(0.42)      8.6$4.....        (1.00%)     $ 17,116           9%       1.50%         1.50%            1.78%
      (0.80)      9.13.....          5.70%        16,079          18%       1.50%         1.50%            1.81%
      (0.74)      9.38.....          1.67%         6,979          22%       1.50%         1.50%            2.90%
      (0.05)      9.93.....          0.23%         2,154          11%       1.50%         1.50%           30.49%
      (0.39)      8.64.....         (1.13%)       70,541           9%       2.00%         2.00%            2.27%
      (0.75)      9.13.....          5.05%        68,160          18%       2.00%         2.00%            2.31%
      (0.69)      9.39.....          1.25%        20,495          22%       2.00%         2.00%            3.32%
      (0.04)      9.93.....          0.30%           920          11%       2.00%         2.00%           30.22%
      (0.39)      8.64.....         (1.25%)       12,423           9%       2.00%         2.00%            2.27%
      (0.75)      9.13.....          5.05%        13,205          18%       2.00%         2.00%            2.32%
      (0.69)      9.38.....          1.26%         5,732          22%       2.00%         2.00%            3.41%
      (0.03)      9.93.....          0.36%           206          11%       2.00%         2.00%           29.26%
      (0.39)      8.64.....         (1.25%)       18,177           9%       2.00%         2.00%            2.27%
      (0.75)      9.13.....          5.06%        19,893          18%       2.00%         2.00%            2.32%
      (0.69)      9.39.....          1.26%        12,402          22%       2.00%         2.00%            3.33%
      (0.04)      9.93.....          0.25%           556          11%       2.00%         2.00%           30.95%
     $(0.37)      17.$80....        33.48%      $ 22,456          19%       1.75%         1.75%            1.76%
         --       13.64....         30.65%         9,271         320%       1.80%         1.80%            2.41%
         --       10.44....          4.40%         2,690         207%       1.80%         1.80%            4.29%
      (0.37)      17.64....         33.18%        60,998          19%       2.25%         2.25%            2.26%
         --       13.55....         29.91%        29,219         320%       2.30%         2.30%            2.91%
         --       10.43....          4.30%         7,468         207%       2.30%         2.30%            4.77%
      (0.37)      17.58....         33.13%        17,833          19%       2.25%         2.25%            2.26%
         --       13.51....         29.90%         7,370         320%       2.30%         2.30%            2.92%
         --       10.40....          4.00%         2,634         207%       2.30%         2.30%            4.67%
      (0.37)      17.59....         33.28%        21,363          19%       2.25%         2.25%            2.26%
         --       13.51....         29.78%        13,212         320%       2.30%         2.30%            2.93%
         --       10.41....          4.10%         6,879         207%       2.30%         2.30%            4.77%
     $   --       12.$93....         4.87%      $ 36,820          23%       1.60%         1.67%            2.14%
      (0.05)      12.33....         17.72%        28,123          47%       1.60%         1.63%            2.21%
      (0.03)      10.52....          5.48%         5,572          42%       1.60%         1.60%            3.57%
         --       12.90....          4.71%        87,303          23%       2.10%         2.17%            2.64%
      (0.01)      12.32....         17.05%        66,009          47%       2.10%         2.13%            2.71%
         --       10.53....          5.32%        10,710          42%       2.10%         2.10%            4.06%
         --       12.88....          4.63%        33,298          23%       2.10%         2.17%            2.64%
      (0.01)      12.31....         17.18%        23,210          47%       2.10%         2.13%            2.72%
         --       10.51....          5.12%         5,019          42%       2.10%         2.10%            4.01%
         --       12.87....          4.63%        29,440          23%       2.10%         2.17%            2.64%
      (0.01)      12.30....         16.97%        24,369          47%       2.10%         2.13%            2.72%
         --       10.52....          5.22%        11,350          42%       2.10%         2.10%            3.98%
     $   --       20.$44....        45.48%      $172,184          47%       1.81%         1.84%            1.94%
         --       14.06....         33.18%        61,082          71%       2.10%         2.12%            2.47%
         --       10.55....          5.50%         8,812         101%       2.10%         2.10%            4.12%
         --       20.20....         45.01%       288,481          47%       2.31%         2.34%            2.44%
         --       13.94....         32.54%       105,965          71%       2.60%         2.62%            2.97%
         --       10.51....          5.10%        15,339         101%       2.60%         2.60%            4.58%
         --       20.23....         45.09%       163,813          47%       2.31%         2.34%            2.44%
         --       13.96....         32.60%        54,101          71%       2.60%         2.62%            2.97%
         --       10.52....          5.20%         9,580         101%       2.60%         2.60%            4.58%
         --       20.20....         45.12%        66,785          47%       2.31%         2.34%            2.44%
         --       13.93....         32.57%        34,002          71%       2.60%         2.62%            2.98%
         --       10.50....          5.00%        11,226         101%       2.60%         2.60%            4.60%

     Ratio of Net Investment
        Income (Loss) to
      Average Net Assets(3)
     -----------------------

            9.36%
            8.26%
            7.42%
            4.76%
            8.83%
            7.73%
            6.90%
            3.15%
            8.82%
            7.74%
            6.96%
            3.55%
            8.85%
            7.76%
            6.96%
            3.65%
           (1.00%)
           (1.15%)
           (1.12%)
           (1.50%)
           (1.66%)
           (1.62%)
           (1.50%)
           (1.68%)
           (1.62%)
           (1.50%)
           (1.68%)
           (1.62%)
            0.43%
            0.39%
            0.62%
           (0.08%)
           (0.13%)
            0.14%
           (0.08%)
           (0.12%)
            0.15%
           (0.08%)
           (0.08%)
            0.17%
           (0.79%)
           (0.70%)
            0.06%
           (1.31%)
           (1.22%)
           (0.44%)
           (1.30%)
           (1.21%)
           (0.45%)
           (1.33%)
           (1.19%)
           (0.41%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Fund's Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Commenced operations on December 31, 1997.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations
                                                 Net Asset  -----------------------------------------
                                                   Value         Net        Net Realized   Total from
                                      Period     Beginning   Investment     & Unrealized   Investment
                                      Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     --------    ---------  -------------   ------------   ----------

ASAF MARSICO
CAPITAL GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 14.58      $(0.06)         $2.44         $2.38
                                     10/31/99       10.13       (0.09)          4.55          4.46
                                     10/31/98(6)    10.00        0.01           0.12          0.13
 Class B                             04/30/00*      14.51       (0.06)          2.38          2.32
                                     10/31/99       10.12       (0.16)          4.55          4.39
                                     10/31/98(6)    10.00          --           0.12          0.12
 Class C                             04/30/00*      14.49       (0.06)          2.38          2.32
                                     10/31/99       10.11       (0.16)          4.54          4.38
                                     10/31/98(6)    10.00          --           0.11          0.11
 Class X                             04/30/00*      14.48       (0.08)          2.40          2.32
                                     10/31/99       10.11       (0.15)          4.52          4.37
                                     10/31/98(6)    10.00          --           0.11          0.11
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 16.22      $(0.13)         $7.25         $7.12
                                     10/31/99       11.81       (0.17)          4.73          4.56
                                     10/31/98(6)    10.00       (0.01)          1.82          1.81
 Class B                             04/30/00*      16.12       (0.19)          7.23          7.04
                                     10/31/99       11.79       (0.25)          4.73          4.48
                                     10/31/98(6)    10.00       (0.01)          1.80          1.79
 Class C                             04/30/00*      16.12       (0.19)          7.24          7.05
                                     10/31/99       11.79       (0.24)          4.72          4.48
                                     10/31/98(6)    10.00       (0.01)          1.80          1.79
 Class X                             04/30/00*      16.12       (0.19)          7.21          7.02
                                     10/31/99       11.79       (0.25)          4.73          4.48
                                     10/31/98(6)    10.00       (0.01)          1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 11.42      $(0.02)         $1.38         $1.36
                                     10/31/99       10.23        0.03           1.19          1.22
                                     10/31/98(6)    10.00        0.02           0.21          0.23
 Class B                             04/30/00*      11.38       (0.05)          1.37          1.32
                                     10/31/99       10.22       (0.05)          1.22          1.17
                                     10/31/98(6)    10.00        0.01           0.21          0.22
 Class C                             04/30/00*      11.38       (0.05)          1.38          1.33
                                     10/31/99       10.22       (0.05)          1.22          1.17
                                     10/31/98(6)    10.00          --           0.22          0.22
 Class X                             04/30/00*      11.36       (0.05)          1.37          1.32
                                     10/31/99       10.22       (0.05)          1.20          1.15
                                     10/31/98(6)    10.00        0.01           0.21          0.22
ASAF AIM INTERNATIONAL
EQUITY FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00(7)*  $ 10.00     $(0.01)         $0.30         $0.29
 Class B                             04/30/00(7)*    10.00      (0.03)          0.31          0.28
 Class C                             04/30/00(7)*    10.00      (0.04)          0.31          0.27
 Class X                             04/30/00(7)*    10.00      (0.04)          0.32          0.28

                                                  Less Distributions
                                      ------------------------------------------
                                       From Net     In Excess of
                                      Investment   Net Investment   From Capital
                                        Income         Income          Gains
                                      ----------   --------------   ------------

ASAF MARSICO
CAPITAL GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                                $  --          $   --          $   --
                                           --           (0.01)             --
                                           --              --              --
 Class B                                   --              --              --
                                           --              --              --
                                           --              --              --
 Class C                                   --              --              --
                                           --              --              --
                                           --              --              --
 Class X                                   --              --              --
                                           --              --              --
                                           --              --              --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                                $  --          $   --          $   --
                                           --              --           (0.15)
                                           --              --              --
 Class B                                   --              --              --
                                           --              --           (0.15)
                                           --              --              --
 Class C                                   --              --              --
                                           --              --           (0.15)
                                           --              --              --
 Class X                                   --              --              --
                                           --              --           (0.15)
                                           --              --              --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
- -------------------------------
- -------------------------------
 Class A                                $  --          $   --          $(0.22)
                                           --           (0.03)             --
                                           --              --              --
 Class B                                   --              --           (0.22)
                                           --           (0.01)             --
                                           --              --              --
 Class C                                   --              --           (0.22)
                                           --           (0.01)             --
                                           --              --              --
 Class X                                   --              --           (0.22)
                                           --           (0.01)             --
                                           --              --              --
ASAF AIM INTERNATIONAL
EQUITY FUND:
- -------------------------------
- -------------------------------
 Class A                                $  --          $   --          $   --
 Class B                                   --              --              --
 Class C                                   --              --              --
 Class X                                   --              --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                    Ratios of Expenses
                                          Supplemental Data                      to Average Net Assets(3)
                                -------------------------------------   ------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
    Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
Distributions   End of Period   Return(2)    (In 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
- -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

   $   --          $16.96         16.32%      $197,509          62%       1.75%         1.77%            1.82%
    (0.01)          14.58         44.18%       103,196         105%       1.75%         1.76%            2.03%
       --           10.13          1.20%         7,037          67%       1.75%         1.75%            2.84%
       --           16.83         15.99%       513,777          62%       2.25%         2.27%            2.33%
       --           14.51         43.52%       285,342         105%       2.25%         2.26%            2.53%
       --           10.12          1.10%        17,994          67%       2.25%         2.25%            3.29%
       --           16.81         16.01%       244,005          62%       2.25%         2.27%            2.33%
       --           14.49         43.32%       125,796         105%       2.25%         2.26%            2.53%
       --           10.11          1.10%        11,012          67%       2.25%         2.25%            3.44%
       --           16.80         15.94%        78,549          62%       2.25%         2.27%            2.33%
       --           14.48         43.47%        49,980         105%       2.25%         2.26%            2.53%
       --           10.11          1.10%         5,746          67%       2.25%         2.25%            3.22%
   $   --          $23.34         43.90%      $ 51,155          65%       1.75%         1.78%            1.85%
    (0.15)          16.22         38.83%        10,908         106%       1.75%         1.77%            2.65%
       --           11.81         18.00%           587         122%       1.75%         1.75%            5.66%
       --           23.16         43.67%       113,529          65%       2.25%         2.28%            2.35%
    (0.15)          16.12         38.21%        22,400         106%       2.25%         2.27%            3.14%
       --           11.79         17.80%           991         122%       2.25%         2.25%           15.98%
       --           23.17         43.80%        45,668          65%       2.25%         2.28%            2.35%
    (0.15)          16.12         38.09%         9,674         106%       2.25%         2.27%            3.17%
       --           11.79         17.90%           903         122%       2.25%         2.25%           20.25%
       --           23.14         43.55%        20,969          65%       2.25%         2.28%            2.35%
    (0.15)          16.12         38.09%         6,427         106%       2.25%         2.27%            3.19%
       --           11.79         17.90%           509         122%       2.25%         2.25%           10.43%
   $(0.22)         $12.56         11.85%      $ 13,244          74%       1.75%         1.89%            2.25%
    (0.03)          11.42         12.06%         8,561         126%       1.75%         1.85%            2.76%
       --           10.23          2.30%           717           3%       1.75%         1.75%            9.44%
    (0.22)          12.48         11.54%        31,129          74%       2.25%         2.39%            2.75%
    (0.01)          11.38         11.57%        21,560         126%       2.25%         2.35%            3.29%
       --           10.22          2.20%         1,886           3%       2.25%         2.25%            9.10%
    (0.22)          12.49         11.63%        13,752          74%       2.25%         2.39%            2.75%
    (0.01)          11.38         11.57%         7,731         126%       2.25%         2.35%            3.32%
       --           10.22          2.20%           997           3%       2.25%         2.25%           13.91%
    (0.22)          12.46         11.56%         7,097          74%       2.25%         2.39%            2.75%
    (0.01)          11.36         11.38%         4,608         126%       2.25%         2.35%            3.35%
       --           10.22          2.20%           295           3%       2.25%         2.25%           12.90%
   $   --          $10.29          2.90%      $  5,021          22%       2.10%         2.10%            3.98%
       --           10.28          2.80%         7,264          22%       2.60%         2.60%            4.93%
       --           10.27          2.70%         5,901          22%       2.60%         2.60%            4.70%
       --           10.28          2.80%         1,681          22%       2.60%         2.60%            6.31%

     Ratio of Net Investment
        Income (Loss) to
      Average Net Assets(3)
     -----------------------

           (0.61%)
           (0.69%)
            0.72%
           (1.12%)
           (1.20%)
            0.25%
           (1.11%)
           (1.19%)
            0.24%
           (1.12%)
           (1.18%)
            0.20%
           (1.14%)
           (1.17%)
           (0.52%)
           (1.65%)
           (1.68%)
           (0.78%)
           (1.65%)
           (1.68%)
           (0.72%)
           (1.65%)
           (1.69%)
           (0.67%)
           (0.30%)
            0.06%
            0.87%
           (0.80%)
           (0.44%)
            0.47%
           (0.80%)
           (0.45%)
            0.26%
           (0.79%)
           (0.46%)
            0.34%
           (0.15%)
           (0.69%)
           (0.74%)
           (0.82%)

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(6) Commenced operations on August 19, 1998.
(7) Commenced operations on November 1, 1999.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations
                                                 Net Asset  -----------------------------------------
                                                   Value         Net        Net Realized   Total from
                                     Period      Beginning   Investment     & Unrealized   Investment
                                     Ended       of Period  Income (Loss)   Gain (Loss)    Operations
                                    --------     ---------  -------------   ------------   ----------

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND:
- ------------------------------
- ------------------------------
 Class A                            04/30/00(7)*  $ 10.00      $ 0.03          $ 0.47        $ 0.50
 Class B                            04/30/00(7)*    10.00          --            0.49          0.49
 Class C                            04/30/00(7)*    10.00          --            0.49          0.49
 Class X                            04/30/00(7)*    10.00          --            0.49          0.49
ASAF MFS GROWTH
WITH INCOME FUND:
- ------------------------------
- ------------------------------
 Class A                            04/30/00(7)*  $ 10.00      $   --          $ 0.36        $ 0.36
 Class B                            04/30/00(7)*    10.00       (0.01)           0.35          0.34
 Class C                            04/30/00(7)*    10.00       (0.02)           0.34          0.32
 Class X                            04/30/00(7)*    10.00       (0.02)           0.36          0.34
ASAF KEMPER
SMALL-CAP GROWTH FUND:
- ------------------------------
- ------------------------------
 Class A                            04/30/00(8)*  $ 10.00      $ 0.02          $(1.72)       $(1.70)
 Class B                            04/30/00(8)*    10.00       (0.01)          (1.69)        (1.70)
 Class C                            04/30/00(8)*    10.00       (0.01)          (1.69)        (1.70)
 Class X                            04/30/00(8)*    10.00       (0.01)          (1.70)        (1.71)

                                                 Less Distributions
                                     ------------------------------------------
                                      From Net     In Excess of
                                     Investment   Net Investment   From Capital
                                       Income         Income          Gains
                                     ----------   --------------   ------------

ASAF BANKERS TRUST
MANAGED INDEX 500 FUND:
- ------------------------------
- ------------------------------
 Class A                               $  --          $  --           $  --
 Class B                                  --             --              --
 Class C                                  --             --              --
 Class X                                  --             --              --
ASAF MFS GROWTH
WITH INCOME FUND:
- ------------------------------
- ------------------------------
 Class A                               $  --          $  --           $  --
 Class B                                  --             --              --
 Class C                                  --             --              --
 Class X                                  --             --              --
ASAF KEMPER
SMALL-CAP GROWTH FUND:
- ------------------------------
- ------------------------------
 Class A                               $  --          $  --           $  --
 Class B                                  --             --              --
 Class C                                  --             --              --
 Class X                                  --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                    Ratios of Expenses
                                          Supplemental Data                      to Average Net Assets(3)
                                -------------------------------------   ------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
    Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
Distributions   End of Period   Return(2)    (In 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
- -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

    $  --          $10.50          5.00%       $ 9,171         125%       1.50%         1.50%            1.87%
       --           10.49          4.90%        18,564         125%       2.00%         2.00%            2.53%
       --           10.49          4.90%        11,157         125%       2.00%         2.00%            2.54%
       --           10.49          4.90%         3,486         125%       2.00%         2.00%            2.45%
    $  --          $10.36          3.60%       $ 2,553          24%       1.80%         1.80%            3.16%
       --           10.34          3.40%         7,547          24%       2.30%         2.30%            3.96%
       --           10.32          3.20%         3,910          24%       2.30%         2.30%            3.69%
       --           10.34          3.40%         1,768          24%       2.30%         2.30%            3.69%
    $  --          $ 8.30        (16.90%)      $ 5,632           8%       1.80%         1.80%            1.80%
       --            8.30        (17.10%)       11,094           8%       2.30%         2.30%            2.30%
       --            8.30        (17.10%)        5,929           8%       2.30%         2.30%            2.30%
       --            8.29        (17.00%)        1,663           8%       2.30%         2.30%            2.30%

     Ratio of Net Investment
        Income (Loss) to
      Average Net Assets(3)
     -----------------------

            0.59%
           (0.04%)
           (0.05%)
           (0.06%)
            0.10%
           (0.30%)
           (0.45%)
           (0.44%)
            0.45%
           (0.28%)
           (0.25%)
           (0.13%)

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(7) Commenced operations on November 1, 1999.
(8) Commenced operations on March 1, 2000.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations
                                                 Net Asset  -----------------------------------------
                                                   Value         Net        Net Realized   Total from
                                      Period     Beginning   Investment     & Unrealized   Investment
                                      Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     --------    ---------  -------------   ------------   ----------

ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 10.99      $(0.05)         $ 1.50        $ 1.45
                                     10/31/99        9.39       (0.01)           1.68          1.67
                                     10/31/98        8.93       (0.02)           0.48          0.46
                                     10/31/97(1)     9.74        0.01           (0.82)        (0.81)
 Class B                             04/30/00*      11.22       (0.08)           1.53          1.45
                                     10/31/99        9.59       (0.08)           1.73          1.65
                                     10/31/98        9.16       (0.07)           0.50          0.43
                                     10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
 Class C                             04/30/00*      11.21       (0.08)           1.51          1.43
                                     10/31/99        9.57       (0.08)           1.74          1.66
                                     10/31/98        9.16       (0.06)           0.47          0.41
                                     10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
 Class X                             04/30/00*      11.25       (0.08)           1.52          1.44
                                     10/31/99        9.61       (0.09)           1.75          1.66
                                     10/31/98        9.18       (0.07)           0.50          0.43
                                     10/31/97(1)    10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 21.97      $(0.07)         $ 4.20        $ 4.13
                                     10/31/99       14.41       (0.10)           7.66          7.56
                                     10/31/98       11.40       (0.01)           3.05          3.04
                                     10/31/97(1)    11.18        0.09            0.13          0.22
 Class B                             04/30/00*      19.50       (0.12)           3.74          3.62
                                     10/31/99       12.87       (0.17)           6.80          6.63
                                     10/31/98       10.19       (0.08)           2.77          2.69
                                     10/31/97(1)    10.00        0.06            0.13          0.19
 Class C                             04/30/00*      19.47       (0.12)           3.73          3.61
                                     10/31/99       12.85       (0.18)           6.80          6.62
                                     10/31/98       10.19       (0.08)           2.75          2.67
                                     10/31/97(1)    10.00        0.05            0.14          0.19
 Class X                             04/30/00*      19.52       (0.12)           3.75          3.63
                                     10/31/99       12.88       (0.18)           6.82          6.64
                                     10/31/98       10.20       (0.09)           2.78          2.69
                                     10/31/97(1)    10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 13.66      $ 0.20          $ 0.39        $ 0.59
                                     10/31/99       11.75        0.22            1.84          2.06
                                     10/31/98       10.45        0.22            1.20          1.42
                                     10/31/97(1)     9.98        0.14            0.33          0.47
 Class B                             04/30/00*      13.69        0.14            0.41          0.55
                                     10/31/99       11.77        0.14            1.87          2.01
                                     10/31/98       10.45        0.15            1.24          1.39
                                     10/31/97(1)    10.00        0.10            0.35          0.45
 Class C                             04/30/00*      13.68        0.14            0.41          0.55
                                     10/31/99       11.77        0.14            1.86          2.00
                                     10/31/98       10.46        0.15            1.23          1.38
                                     10/31/97(1)    10.00        0.10            0.36          0.46
 Class X                             04/30/00*      13.68        0.14            0.41          0.55
                                     10/31/99       11.76        0.14            1.87          2.01
                                     10/31/98       10.45        0.15            1.23          1.38
                                     10/31/97(1)    10.00        0.11            0.34          0.45

                                                  Less Distributions
                                      ------------------------------------------
                                       From Net     In Excess of
                                      Investment   Net Investment   From Capital
                                        Income         Income          Gains
                                      ----------   --------------   ------------

ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
- -------------------------------
- -------------------------------
 Class A                                $   --         $   --          $   --
                                            --          (0.07)             --
                                            --             --              --
                                            --             --              --
 Class B                                    --             --              --
                                            --          (0.02)             --
                                            --             --              --
                                            --             --              --
 Class C                                    --             --              --
                                            --          (0.02)             --
                                            --             --              --
                                            --             --              --
 Class X                                    --             --              --
                                            --          (0.02)             --
                                            --             --              --
                                            --             --              --
ASAF JANUS
CAPITAL GROWTH FUND:
- -------------------------------
- -------------------------------
 Class A                                $   --         $   --          $   --
                                            --             --              --
                                         (0.02)         (0.01)             --
                                            --             --              --
 Class B                                    --             --              --
                                            --             --              --
                                         (0.01)            --              --
                                            --             --              --
 Class C                                    --             --              --
                                            --             --              --
                                         (0.01)            --              --
                                            --             --              --
 Class X                                    --             --              --
                                            --             --              --
                                         (0.01)            --              --
                                            --             --              --
ASAF INVESCO
EQUITY INCOME FUND:
- -------------------------------
- -------------------------------
 Class A                                $(0.11)        $   --          $(0.19)
                                         (0.15)            --              --
                                         (0.12)            --              --
                                            --             --              --
 Class B                                 (0.07)            --           (0.19)
                                         (0.09)            --              --
                                         (0.07)            --              --
                                            --             --              --
 Class C                                 (0.07)            --           (0.19)
                                         (0.09)            --              --
                                         (0.07)            --              --
                                            --             --              --
 Class X                                 (0.07)            --           (0.19)
                                         (0.09)            --              --
                                         (0.07)            --              --
                                            --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                          Supplemental Data                        to Average Net Assets(4)
                                -------------------------------------   -----------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net       After Expense      Before Expense
    Total           Value         Total     End of Period   Turnover    Operating    Reimbursement      Reimbursement
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Expenses     and Waiver(5)      and Waiver(5)
- -------------   -------------   ---------   -------------   ---------   ---------   ----------------   ----------------

   $   --          $12.44         13.19%     $    8,028        28%        2.10%           2.13%              2.36%
    (0.07)          10.99         17.82%          4,623        31%        2.10%           2.12%              3.36%
       --            9.39          5.15%          1,685        20%        2.10%           2.10%              6.06%
       --            8.93         (8.32%)           218         1%        2.10%           2.10%             51.87%
       --           12.67         12.82%         17,245        28%        2.60%           2.63%              2.86%
    (0.02)          11.22         17.30%          9,257        31%        2.60%           2.62%              3.86%
       --            9.59          4.69%          3,318        20%        2.60%           2.60%              6.50%
       --            9.16         (8.40%)           390         1%        2.60%           2.60%             38.12%
       --           12.64         12.76%          7,984        28%        2.60%           2.63%              2.86%
    (0.02)          11.21         17.33%          4,379        31%        2.60%           2.62%              3.90%
       --            9.57          4.48%          2,282        20%        2.60%           2.60%              6.55%
       --            9.16         (8.40%)           198         1%        2.60%           2.60%             33.95%
       --           12.69         12.80%          8,023        28%        2.60%           2.63%              2.86%
    (0.02)          11.25         17.26%          6,727        31%        2.60%           2.62%              3.94%
       --            9.61          4.68%          5,144        20%        2.60%           2.60%              6.54%
       --            9.18         (8.20%)           756         1%        2.60%           2.60%             46.77%
   $   --          $26.10         18.80%     $  458,762        10%        1.70%           1.70%              1.77%
       --           21.97         52.46%        234,575        47%        1.70%           1.71%              2.00%
    (0.03)          14.41         26.77%         24,558        77%        1.70%           1.70%              2.65%
       --           11.40          1.97%            706        83%        1.70%           1.70%             26.77%
       --           23.12         18.56%      1,265,665        10%        2.20%           2.21%              2.27%
       --           19.50         51.52%        684,778        47%        2.20%           2.21%              2.51%
    (0.01)          12.87         26.40%         56,582        77%        2.20%           2.20%              3.14%
       --           10.19          1.90%          1,718        83%        2.20%           2.20%             16.45%
       --           23.08         18.54%        445,541        10%        2.20%           2.21%              2.27%
       --           19.47         51.52%        222,230        47%        2.20%           2.21%              2.50%
    (0.01)          12.85         26.20%         21,710        77%        2.20%           2.20%              3.13%
       --           10.19          1.90%            452        83%        2.20%           2.20%             15.78%
       --           23.15         18.60%        190,099        10%        2.20%           2.20%              2.27%
       --           19.52         51.55%        133,655        47%        2.20%           2.21%              2.48%
    (0.01)          12.88         26.37%         36,575        77%        2.20%           2.20%              3.16%
       --           10.20          2.00%          1,474        83%        2.20%           2.20%             24.39%
   $(0.30)         $13.95          4.35%     $   41,426        35%        1.55%           1.60%              1.87%
    (0.15)          13.66         17.60%         31,960        66%        1.55%           1.59%              1.91%
    (0.12)          11.75         13.64%          8,911        70%        1.55%           1.55%              2.86%
       --           10.45          4.71%            471        46%        1.55%           1.55%             29.14%
    (0.26)          13.98          4.08%        110,013        35%        2.05%           2.10%              2.37%
    (0.09)          13.69         17.08%         79,962        66%        2.05%           2.09%              2.42%
    (0.07)          11.77         13.30%         18,045        70%        2.05%           2.05%              3.38%
       --           10.45          4.50%          1,408        46%        2.05%           2.05%             19.54%
    (0.26)          13.97          4.01%         46,790        35%        2.05%           2.10%              2.37%
    (0.09)          13.68         17.08%         34,157        66%        2.05%           2.09%              2.41%
    (0.07)          11.77         13.19%          8,362        70%        2.05%           2.05%              3.33%
       --           10.46          4.60%            255        46%        2.05%           2.05%             20.89%
    (0.26)          13.97          4.08%         37,893        35%        2.05%           2.10%              2.36%
    (0.09)          13.68         17.09%         33,884        66%        2.05%           2.09%              2.42%
    (0.07)          11.76         13.21%         18,296        70%        2.05%           2.05%              3.35%
       --           10.45          4.50%          1,174        46%        2.05%           2.05%             36.25%

     Ratio of Net Investment
        Income (Loss) to
      Average Net Assets(4)
     -----------------------

           (0.80%)
           (0.28%)
           (0.16%)
            0.07%
           (1.30%)
           (0.80%)
           (0.70%)
           (0.51%)
           (1.30%)
           (0.83%)
           (0.58%)
           (0.53%)
           (1.33%)
           (0.86%)
           (0.68%)
           (0.28%)
           (0.56%)
           (0.49%)
           (0.24%)
            2.72%
           (1.06%)
           (0.98%)
           (0.74%)
            2.27%
           (1.07%)
           (0.99%)
           (0.75%)
            1.95%
           (1.06%)
           (1.02%)
           (0.76%)
            2.05%
            1.45%
            1.52%
            1.72%
            4.81%
            0.94%
            1.02%
            1.27%
            3.68%
            0.94%
            1.02%
            1.27%
            3.82%
            0.95%
            0.99%
            1.27%
            4.05%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to effective date of the Funds' registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master
    Portfolio.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                    Increase (Decrease) from
                                                                      Investment Operations
                                                 Net Asset  -----------------------------------------
                                                   Value         Net        Net Realized   Total from
                                      Period     Beginning   Investment     & Unrealized   Investment
                                      Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     --------    ---------  -------------   ------------   ----------

ASAF TOTAL
RETURN BOND FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $ 10.11      $ 0.29          $(0.09)       $ 0.20
                                     10/31/99       10.79        0.60           (0.61)        (0.01)
                                     10/31/98       10.28        0.35            0.54          0.89
                                     10/31/97(1)    10.07        0.15            0.09          0.24
 Class B                             04/30/00*      10.01        0.26           (0.09)         0.17
                                     10/31/99       10.68        0.54           (0.60)        (0.06)
                                     10/31/98       10.16        0.31            0.53          0.84
                                     10/31/97(1)    10.00        0.10            0.09          0.19
 Class C                             04/30/00*      10.01        0.26           (0.09)         0.17
                                     10/31/99       10.67        0.54           (0.59)        (0.05)
                                     10/31/98       10.16        0.31            0.52          0.83
                                     10/31/97(1)    10.00        0.10            0.09          0.19
 Class X                             04/30/00*      10.02        0.26           (0.09)         0.17
                                     10/31/99       10.69        0.54           (0.60)        (0.06)
                                     10/31/98       10.17        0.34            0.50          0.84
                                     10/31/97(1)    10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
- -------------------------------
- -------------------------------
 Class A                             04/30/00*    $  1.00      $0.020          $   --        $0.020
                                     10/31/99        1.00       0.035              --         0.035
                                     10/31/98        1.00       0.039              --         0.039
                                     10/31/97(1)     1.00       0.009              --         0.009
 Class B                             04/30/00*       1.00       0.017              --         0.017
                                     10/31/99        1.00       0.030              --         0.030
                                     10/31/98        1.00       0.033              --         0.033
                                     10/31/97(1)     1.00       0.007              --         0.007
 Class C                             04/30/00*       1.00       0.017              --         0.017
                                     10/31/99        1.00       0.030              --         0.030
                                     10/31/98        1.00       0.034              --         0.034
                                     10/31/97(1)     1.00       0.007              --         0.007
 Class X                             04/30/00*       1.00       0.017              --         0.017
                                     10/31/99        1.00       0.030              --         0.030
                                     10/31/98        1.00       0.034              --         0.034
                                     10/31/97(1)     1.00       0.008              --         0.008

                                                  Less Distributions
                                      ------------------------------------------
                                       From Net     In Excess of
                                      Investment   Net Investment   From Capital
                                        Income         Income          Gains
                                      ----------   --------------   ------------

ASAF TOTAL
RETURN BOND FUND:
- -------------------------------
- -------------------------------
 Class A                               $ (0.29)        $   --          $   --
                                         (0.60)            --           (0.07)
                                         (0.38)            --              --
                                         (0.03)            --              --
 Class B                                 (0.26)            --              --
                                         (0.54)            --           (0.07)
                                         (0.32)            --              --
                                         (0.03)            --              --
 Class C                                 (0.26)            --              --
                                         (0.54)            --           (0.07)
                                         (0.32)            --              --
                                         (0.03)            --              --
 Class X                                 (0.26)            --              --
                                         (0.54)            --           (0.07)
                                         (0.32)            --              --
                                         (0.02)            --              --
ASAF JPM
MONEY MARKET FUND:
- -------------------------------
- -------------------------------
 Class A                               $(0.020)        $   --          $   --
                                        (0.035)            --              --
                                        (0.039)            --              --
                                        (0.009)            --              --
 Class B                                (0.017)            --              --
                                        (0.030)            --              --
                                        (0.033)            --              --
                                        (0.007)            --              --
 Class C                                (0.017)            --              --
                                        (0.030)            --              --
                                        (0.034)            --              --
                                        (0.007)            --              --
 Class X                                (0.017)            --              --
                                        (0.030)            --              --
                                        (0.034)            --              --
                                        (0.008)            --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                    Ratios of Expenses
                                          Supplemental Data                      to Average Net Assets(4)
                                -------------------------------------   ------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
    Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Expenses    and Waiver(5)   and Waiver(5)
- -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

   $ (0.29)        $10.02          1.97%       $25,021         101%       1.40%         1.40%            1.53%
     (0.67)         10.11         (0.55%)       23,140         145%       1.40%         1.40%            1.73%
     (0.38)         10.79          8.79%         6,034         418%       1.40%         1.40%            2.93%
     (0.03)         10.28          2.39%            61          93%       1.40%         1.40%           66.92%
     (0.26)          9.92          1.71%        86,689         101%       1.90%         1.90%            2.05%
     (0.61)         10.01         (1.02%)       83,936         145%       1.90%         1.90%            2.23%
     (0.32)         10.68          8.36%        17,821         418%       1.90%         1.90%            3.58%
     (0.03)         10.16          1.90%           547          93%       1.90%         1.90%           39.35%
     (0.26)          9.92          1.71%        23,731         101%       1.90%         1.90%            2.05%
     (0.61)         10.01         (0.92%)       26,112         145%       1.90%         1.90%            2.24%
     (0.32)         10.67          8.26%         8,743         418%       1.90%         1.90%            3.52%
     (0.03)         10.16          1.93%           165          93%       1.90%         1.90%           33.68%
     (0.26)          9.93          1.71%        19,490         101%       1.90%         1.90%            2.05%
     (0.61)         10.02         (1.00%)       19,574         145%       1.90%         1.90%            2.25%
     (0.32)         10.69          8.36%        11,698         418%       1.90%         1.90%            3.68%
     (0.02)         10.17          1.94%           410          93%       1.90%         1.90%           67.46%
   $(0.020)        $ 1.00          1.97%       $69,950         N/A        1.45%         1.45%            1.45%
    (0.035)          1.00          3.57%        43,004         N/A        1.50%         1.50%            1.63%
    (0.039)          1.00          3.94%         7,372         N/A        1.50%         1.50%            2.42%
    (0.009)          1.00          0.92%           307         N/A        1.50%         1.50%           31.53%
    (0.017)          1.00          1.72%        73,411         N/A        1.97%         1.97%            1.97%
    (0.030)          1.00          3.05%        79,202         N/A        2.00%         2.00%            2.12%
    (0.033)          1.00          3.39%        16,554         N/A        2.00%         2.00%            2.89%
    (0.007)          1.00          0.75%           354         N/A        2.00%         2.00%           37.83%
    (0.017)          1.00          1.72%        35,202         N/A        1.97%         1.97%            1.97%
    (0.030)          1.00          3.06%        28,923         N/A        2.00%         2.00%            2.13%
    (0.034)          1.00          3.42%         6,895         N/A        2.00%         2.00%            3.07%
    (0.007)          1.00          0.71%           332         N/A        2.00%         2.00%           24.34%
    (0.017)          1.00          1.72%        22,507         N/A        1.97%         1.97%            1.97%
    (0.030)          1.00          3.06%        28,385         N/A        2.00%         2.00%            2.13%
    (0.034)          1.00          3.42%        12,533         N/A        2.00%         2.00%            3.18%
    (0.008)          1.00          0.77%           566         N/A        2.00%         2.00%           39.71%

Ratio of Net Investment
   Income (Loss) to
 Average Net Assets(4)
- -----------------------

    5.66%
    5.33%
    4.76%
    4.42%
    5.25%
    4.82%
    4.23%
    4.13%
    5.26%
    4.84%
    4.27%
    4.32%
    5.28%
    4.86%
    4.25%
    3.94%
    4.03%
    3.56%
    3.90%
    3.34%
    3.43%
    3.04%
    3.30%
    2.98%
    3.50%
    3.07%
    3.40%
    2.85%
    3.44%
    3.06%
    3.42%
    2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master
    Portfolio.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

APRIL 30, 2000

(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of
1940, as amended. The Company was organized on March 5, 1997 as a Maryland
Corporation. The Company operates as a series company and, at April 30, 2000, consisted of 20 diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International
Equity Fund ("T. Rowe International Equity"), ASAF Janus Capital Growth Fund
("Janus Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"),
ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market
Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder
Funds") -- invest all of their investable assets in a corresponding portfolio of
American Skandia Master Trust (each a "Portfolio" and collectively the
"Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and
Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At April 30, 2000, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        57.8%
ASMT Janus Capital Growth Portfolio                      97.2%
ASMT INVESCO Equity Income Portfolio                     88.1%
ASMT PIMCO Total Return Bond Portfolio                   90.2%
ASMT JPM Money Market Portfolio                          94.4%

     The financial statements of each Portfolio, including the Schedules of
Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining 15 Funds of the Company -- ASAF Founders International Small
Capitalization Fund ("International Small Cap"), ASAF Janus Small-Cap Growth
Fund ("Janus Small-Cap Growth"), ASAF T. Rowe Price Small Company Value Fund
("Small Company Value"), ASAF American Century Strategic Balanced Fund
("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"),
ASAF Oppenheimer Large-Cap Growth Fund ("Large-Cap Growth"), ASAF Lord Abbett
Growth and Income Fund ("Growth and Income"), ASAF Janus Overseas Growth Fund
("Overseas Growth"), ASAF Marsico Capital Growth Fund ("Marsico Capital
Growth"), ASAF Neuberger Berman Mid-Cap Growth Fund ("Mid-Cap Growth"), ASAF
Neuberger Berman Mid-Cap Value Fund ("Mid-Cap Value"), ASAF AIM International
Equity Fund ("AIM International Equity"), ASAF Bankers Trust Managed Index 500
Fund ("Managed Index 500"), ASAF MFS Growth with Income Fund ("Growth with
Income"), and ASAF Kemper Small-Cap Growth Fund ("Kemper Small-Cap Growth")
(each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the
Portfolio in which it invests is determined by the Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of
American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New
York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market.
Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value
60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of April 30, 2000, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)
or sell (in the case of a put option) the underlying security of the contract.
The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

SECURITIES LOANS

NON-FEEDER FUNDS -- Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent.
However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At April 30, 2000, securities lending activities are summarized as follows:

                                           MARKET VALUE                       INCOME
                                           OF SECURITIES    MARKET VALUE       FROM
                                              ON LOAN       OF COLLATERAL    LENDING*
                                           -------------    -------------    --------

Janus Small-Cap Growth                     $ 42,533,687     $ 41,671,367     $313,114
Small Company Value                           1,548,575        1,570,000       10,290
Strategic Balanced                           14,691,514       15,079,265       17,269
High Yield Bond                               3,844,593        4,037,727       23,343
Large-Cap Growth                             13,169,637       13,110,502       13,302
Growth and Income                            22,234,387       23,018,894       22,880
Marsico Capital Growth                      214,298,419      214,507,421      152,585
Mid-Cap Growth                               71,707,783       70,280,465       32,909
Mid-Cap Value                                 7,461,869        7,411,100        7,078

* Income earned is included in interest income on the Statements of Operations.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization.
All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date.
Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date.
Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees.
Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund.
Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Janus Small-Cap Growth, Small
Company Value, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico
Capital Growth, Mid-Cap Growth, Mid-Cap Value, T. Rowe International Equity,
Janus Capital Growth, AIM International Equity, Managed Index 500, Growth with
Income, and Kemper Small-Cap Growth Funds, semiannually by the Strategic
Balanced, and Equity Income Funds, declared daily and paid quarterly by the
Total Return Bond Fund, and declared daily and paid monthly by the High Yield
Bond and Money Market Funds. Net realized gains

from investment transactions, if any, are distributed at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment
Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap; T. Rowe
Price Associates, Inc. for Small Company Value; American Century Investment
Management, Inc. for Strategic Balanced; Federated Investment Counseling for
High Yield Bond; OppenheimerFunds, Inc. for Large-Cap Growth; Lord Abbett & Co.
for Growth and Income; Janus Capital Corporation for Janus Small-Cap Growth and
Overseas Growth; Marsico Capital Management, LLC for Marsico Capital Growth;
Neuberger Berman Management Inc. for Mid-Cap Growth and Mid-Cap Value; A I M
Capital Management, Inc. for AIM International Equity; Bankers Trust Company for
Managed Index 500; Massachusetts Financial Services Co. for Growth with Income;
and Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90%, 1.00%, .90%, .70%, .90%,
1.00%, 1.10%, 1.00%, .90%, .90%, 1.10%, .80%, 1.00%, and .95% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company
Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income,
Overseas Growth, Marisco Capital Growth, Mid-Cap Growth, Mid-Cap Value, AIM
International Equity, Managed Index 500, Growth with Income, and Kemper
Small-Cap Growth Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The fee for Large-Cap Growth is reduced to .85% of the average daily net assets in excess of $1 billion. The Investment Manager is currently waiving a portion of its fee equal to .20% and .10% of the average daily net assets of the Growth and
Income and Overseas Growth Funds, respectively. The Investment Manager pays each
Sub-advisor a fee as compensation for advisory services provided to the Funds.

     On May 1, 2000, Alliance Capital Management L.P. will become the
Sub-advisor to the Large-Cap Growth and Growth and Income Funds. The names of the Funds will change to ASAF Alliance Growth Fund ("Growth") and ASAF Alliance
Growth and Income ("Growth and Income"), respectively. Also on May 1, 2000,
Sanford C. Bernstein & Co., Inc. will become the Sub-advisor to Managed Index
500 and the name of the Fund will change to ASAF Managed Index 500 Fund
("Managed Index 500").

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager has voluntarily agreed to limit the operating expenses of each Fund (exclusive of class-specific distribution fees)
to an annual rate of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%,
1.25%, 1.25%, 1.25%, 1.60%, 1.00%, 1.30%, 1.30%, 1.60%, 1.20%, 1.05%, .90%, and
1.00% of the average daily net assets of the International Small Cap, Janus
Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond,
Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth,
Mid-Cap Growth, Mid-Cap Value, AIM International Equity, Managed Index 500,
Growth with Income, Kemper Small-Cap Growth, T. Rowe International Equity, Janus
Capital Growth, Equity Income, Total Return Bond, and Money Market

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

Funds, respectively. All amounts paid or payable to the Funds by the Investment
Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a "Plan" and collectively the
"Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers")
for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by
ASMI or allocated to Dealers attributable to the sale of those shares. For the period ended April 30, 2000, ASMI retained $1,710,265 as its portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00%
fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class
X shares held for over seven years. ASMI also uses distribution and service fees as reimbursement for its purchase of Bonus Shares. Bonus shares are paid to shareholders at

the time of the initial purchase and each subsequent purchase of Class X shares in an amount equal to 2.5% of the purchase.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A
CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively, after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge for Class A, B, C, and
X, respectively. During the period ended April 30, 2000, CDSCs collected by ASMI totaled $0, $5,998,432, $277,390, and $500,850 for Class A, B, C, and X,
respectively.

     In addition, the Company has adopted a Supplemental Distribution Plan
("Supplemental Plan") under Rule 12b-1. The Supplemental Plan permits ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Funds, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plan, securities transactions for a Fund may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Supplemental Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities.
These commissions are shown in the Statements of Operations as "Supplemental
Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Funds are unaffected by these commissions. From November 1, 1999 to April 30, 2000, commissions received by ASMI totaled $370,544, of which
$270,290 and $100,254 were received from the Non-Feeder Funds and the Portfolios of American Skandia Master Trust, respectively.

4. SHARES OF CAPITAL STOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, during the period ended April 30, 2000, were as follows:

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------

INTERNATIONAL SMALL
 CAP:
 Sold                       2,347,978   $    56,354,435      3,160,761   $  73,506,962      1,632,517   $  37,956,496       448,157
 Reinvested                     9,250           180,376         30,159         582,934          9,115         175,926        13,183
 Redeemed                    (940,195)      (24,147,070)      (397,058)     (9,341,642)      (431,365)    (10,060,971)      (82,539)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,417,033   $    32,387,741      2,793,862   $  64,748,254      1,210,267   $  28,071,451       378,801
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS SMALL-CAP
 GROWTH:
 Sold                       6,319,619   $   149,878,356      6,576,654   $ 148,411,853      3,100,148   $  69,817,281       885,233
 Reinvested                    18,110           449,484         40,353         988,661         17,537         430,204         8,037
 Redeemed                  (4,435,646)     (109,066,096)    (1,603,002)    (37,947,847)      (737,266)    (17,321,868)     (333,224)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,902,083   $    41,261,744      5,014,005   $ 111,452,667      2,380,419   $  52,925,617       560,046
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

INTERNATIONAL SMALL
 CAP:
 Sold                  $ 10,445,421
 Reinvested                 254,604
 Redeemed                (1,837,133)
                       ------------
   Net Increase        $  8,862,892
                       ============
JANUS SMALL-CAP
 GROWTH:
 Sold                  $ 20,235,315
 Reinvested                 197,141
 Redeemed                (7,683,937)
                       ------------
   Net Increase        $ 12,748,519
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------

SMALL COMPANY VALUE:
 Sold                         730,843   $     6,717,159      1,049,435   $   9,498,154        718,286   $   6,499,556       388,598
 Reinvested                    30,963           278,977         70,423         630,297         35,421         316,661        38,991
 Redeemed                    (459,408)       (4,184,209)      (767,705)     (6,938,081)      (634,887)     (5,724,764)     (419,598)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               302,398   $     2,811,927        352,153   $   3,190,370        118,820   $   1,091,453         7,991
                       ==============   ===============   ============   =============   ============   =============   ===========
STRATEGIC BALANCED:
 Sold                         805,667   $    10,594,664      2,307,573   $  30,091,948        838,311   $  10,914,451       407,503
 Reinvested                    33,168           440,147         77,557       1,028,408         25,296         335,167        22,487
 Redeemed                    (574,271)       (7,535,358)    (1,360,813)    (17,579,115)      (347,372)     (4,487,010)     (249,757)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               264,564   $     3,499,453      1,024,317   $  13,541,241        516,235   $   6,762,608       180,233
                       ==============   ===============   ============   =============   ============   =============   ===========
HIGH YIELD BOND:
 Sold                       3,639,495   $    32,871,598      2,931,871   $  26,598,866        872,882   $   7,870,879       605,050
 Reinvested                    62,456           562,936        176,156       1,588,605         47,661         430,139        68,404
 Redeemed                  (3,481,151)      (31,343,576)    (2,405,990)    (21,691,290)      (928,308)     (8,348,388)     (747,364)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               220,800   $     2,090,958        702,037   $   6,496,181         (7,765)  $     (47,370)      (73,910)
                       ==============   ===============   ============   =============   ============   =============   ===========
LARGE-CAP GROWTH:
 Sold                         701,206   $    12,175,574      1,570,181   $  26,793,239        574,822   $   9,744,792       340,582
 Reinvested                    17,193           278,847         49,821         801,615         14,220         228,078        23,993
 Redeemed                    (136,695)       (2,302,130)      (318,772)     (5,298,226)      (120,382)     (2,006,350)     (128,346)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               581,704   $    10,152,291      1,301,230   $  22,296,628        468,660   $   7,966,520       236,229
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH AND INCOME:
 Sold                       1,228,775   $    15,380,374      2,670,063   $  33,411,667      1,303,253   $  16,286,149       760,100
 Redeemed                    (663,193)       (8,267,567)    (1,257,092)    (15,625,619)      (603,812)     (7,524,975)     (453,807)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               565,582   $     7,112,807      1,412,971   $  17,786,048        699,441   $   8,761,174       306,293
                       ==============   ===============   ============   =============   ============   =============   ===========
OVERSEAS GROWTH:
 Sold                      15,022,073   $   316,690,477      7,571,172   $ 152,620,773      6,419,340   $ 131,716,145     1,149,410
 Redeemed                 (10,940,523)     (238,464,880)      (891,345)    (18,196,072)    (2,200,270)    (46,326,153)     (284,145)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             4,081,550   $    78,225,597      6,679,827   $ 134,424,701      4,219,070   $  85,389,992       865,265
                       ==============   ===============   ============   =============   ============   =============   ===========
MARSICO CAPITAL
 GROWTH:
 Sold                      14,728,827   $   257,187,498     13,435,523   $ 227,544,256      7,147,832   $ 121,498,630     1,686,791
 Redeemed                 (10,158,385)     (180,019,710)    (2,573,814)    (43,769,684)    (1,313,770)    (22,441,986)     (461,482)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             4,570,442   $    77,167,788     10,861,709   $ 183,774,572      5,834,062   $  99,056,644     1,225,309
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP GROWTH:
 Sold                       3,340,582   $    80,403,762      3,882,040   $  96,097,553      1,525,614   $  37,440,762       700,939
 Redeemed                  (1,821,560)      (43,488,034)      (369,711)     (8,845,658)      (154,979)     (3,694,379)     (193,467)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,519,022   $    36,915,728      3,512,329   $  87,251,895      1,370,635   $  33,746,383       507,472
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP VALUE:
 Sold                         558,648   $     6,785,416      1,168,196   $  14,095,876        657,127   $   7,960,631       246,206
 Reinvested                    12,566           153,809         35,064         427,077         13,171         160,551         7,901
 Redeemed                    (265,694)       (3,224,524)      (602,948)     (7,183,635)      (247,933)     (2,977,903)      (90,052)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               305,520   $     3,714,701        600,312   $   7,339,318        422,365   $   5,143,279       164,055
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

SMALL COMPANY VALUE:
 Sold                  $  3,494,715
 Reinvested                 348,967
 Redeemed                (3,784,087)
                       ------------
   Net Increase        $     59,595
                       ============
STRATEGIC BALANCED:
 Sold                  $  5,311,377
 Reinvested                 297,955
 Redeemed                (3,260,124)
                       ------------
   Net Increase        $  2,349,208
                       ============
HIGH YIELD BOND:
 Sold                  $  5,478,483
 Reinvested                 616,823
 Redeemed                (6,755,259)
                       ------------
   Net Increase        $   (659,953)
                       ============
LARGE-CAP GROWTH:
 Sold                  $  5,688,533
 Reinvested                 385,092
 Redeemed                (2,139,367)
                       ------------
   Net Increase        $  3,934,258
                       ============
GROWTH AND INCOME:
 Sold                  $  9,517,592
 Redeemed                (5,615,200)
                       ------------
   Net Increase        $  3,902,392
                       ============
OVERSEAS GROWTH:
 Sold                  $ 23,096,972
 Redeemed                (5,693,163)
                       ------------
   Net Increase        $ 17,403,809
                       ============
MARSICO CAPITAL
 GROWTH:
 Sold                  $ 28,580,911
 Redeemed                (7,789,721)
                       ------------
   Net Increase        $ 20,791,190
                       ============
MID-CAP GROWTH:
 Sold                  $ 17,067,370
 Redeemed                (4,757,534)
                       ------------
   Net Increase        $ 12,309,836
                       ============
MID-CAP VALUE:
 Sold                  $  2,925,205
 Reinvested                  96,079
 Redeemed                (1,068,241)
                       ------------
   Net Increase        $  1,953,043
                       ============

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------

AIM INTERNATIONAL
 EQUITY:
 Sold                         553,755   $     5,997,659        725,996   $   7,797,155        614,314   $   6,564,530       189,129
 Redeemed                     (65,887)         (661,212)       (19,637)       (210,505)       (39,900)       (453,878)      (25,645)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               487,868   $     5,336,447        706,359   $   7,586,650        574,414   $   6,110,652       163,484
                       ==============   ===============   ============   =============   ============   =============   ===========
MANAGED INDEX 500:
 Sold                       3,486,026   $    35,762,875      2,047,161   $  21,162,791      1,153,585   $  12,024,363       362,618
 Redeemed                  (2,612,772)      (27,486,379)      (277,003)     (2,814,778)       (90,474)       (916,327)      (30,173)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               873,254   $     8,276,496      1,770,158   $  18,348,013      1,063,111   $  11,108,036       332,445
                       ==============   ===============   ============   =============   ============   =============   ===========
MFS GROWTH WITH
 INCOME:
 Sold                         280,191   $     2,826,827        863,190   $   8,715,118        423,031   $   4,291,573       188,434
 Redeemed                     (33,769)         (344,887)      (133,093)     (1,328,744)       (44,290)       (451,580)      (17,435)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               246,422   $     2,481,940        730,097   $   7,386,374        378,741   $   3,839,993       170,999
                       ==============   ===============   ============   =============   ============   =============   ===========
KEMPER SMALL-CAP
 GROWTH:
 Sold                         807,171   $     7,566,581      1,510,107   $  13,747,519        780,419   $   7,205,367       269,673
 Redeemed                    (128,270)       (1,165,982)      (172,817)     (1,522,456)       (65,837)       (595,879)      (69,120)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               678,901   $     6,400,599      1,337,290   $  12,225,063        714,582   $   6,609,488       200,553
                       ==============   ===============   ============   =============   ============   =============   ===========
T. ROWE INTERNATIONAL
 EQUITY:
 Sold                         423,510   $     5,368,102        623,565   $   8,065,377        641,087   $   7,810,062       133,938
 Redeemed                    (198,624)       (2,528,500)       (86,855)     (1,114,190)      (400,397)     (4,734,870)      (99,762)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               224,886   $     2,839,602        536,710   $   6,951,187        240,690   $   3,075,192        34,176
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS CAPITAL GROWTH:
 Sold                      28,511,789   $   768,276,601     24,283,474   $ 564,965,396      9,466,680   $ 221,474,924     2,314,154
 Redeemed                 (21,612,377)     (583,504,083)    (4,649,710)   (108,744,911)    (1,575,153)    (36,681,260)     (946,756)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             6,899,412   $   184,772,518     19,633,764   $ 456,220,485      7,891,527   $ 184,793,664     1,367,398
                       ==============   ===============   ============   =============   ============   =============   ===========
EQUITY INCOME:
 Sold                       1,093,170   $    14,909,188      2,996,891   $  40,976,338      1,232,440   $  16,838,658       578,846
 Reinvested                    52,941           721,582        115,153       1,575,301         49,808         680,868        49,296
 Redeemed                    (515,186)       (6,999,827)    (1,083,882)    (14,765,692)      (430,033)     (5,867,652)     (392,879)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               630,925   $     8,630,943      2,028,162   $  27,785,947        852,215   $  11,651,874       235,263
                       ==============   ===============   ============   =============   ============   =============   ===========
TOTAL RETURN BOND:
 Sold                       2,785,175   $    27,949,741      3,398,205   $  33,814,173        881,654   $   8,780,725       533,083
 Reinvested                    59,832           601,899        181,148       1,804,234         56,828         565,359        48,724
 Redeemed                  (2,637,482)      (26,450,141)    (3,228,857)    (32,065,866)    (1,155,764)    (11,511,647)     (573,133)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               207,525   $     2,101,499        350,496   $   3,552,541       (217,282)  $  (2,165,563)        8,674
                       ==============   ===============   ============   =============   ============   =============   ===========
MONEY MARKET:
 Sold                   1,161,826,968   $ 1,161,826,968    160,777,023   $ 160,777,023    123,441,171   $ 123,441,171    45,955,146
 Reinvested                   882,870           882,870      1,014,104       1,014,104        349,518         349,518       345,840
 Redeemed              (1,135,766,113)   (1,135,766,113)  (167,579,683)   (167,579,683)  (117,511,654)   (117,511,654)  (52,177,832)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase            26,943,725   $    26,943,725     (5,788,556)  $  (5,788,556)     6,279,035   $   6,279,035    (5,876,846)
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

AIM INTERNATIONAL
 EQUITY:
 Sold                  $  2,033,977
 Redeemed                  (282,903)
                       ------------
   Net Increase        $  1,751,074
                       ============
MANAGED INDEX 500:
 Sold                  $  3,777,687
 Redeemed                  (312,364)
                       ------------
   Net Increase        $  3,465,323
                       ============
MFS GROWTH WITH
 INCOME:
 Sold                  $  1,905,994
 Redeemed                  (174,671)
                       ------------
   Net Increase        $  1,731,323
                       ============
KEMPER SMALL-CAP
 GROWTH:
 Sold                  $  2,506,361
 Redeemed                  (623,331)
                       ------------
   Net Increase        $  1,883,030
                       ============
T. ROWE INTERNATIONAL
 EQUITY:
 Sold                  $  1,736,664
 Redeemed                (1,256,120)
                       ------------
   Net Increase        $    480,544
                       ============
JANUS CAPITAL GROWTH:
 Sold                  $ 53,979,777
 Redeemed               (22,107,851)
                       ------------
   Net Increase        $ 31,871,926
                       ============
EQUITY INCOME:
 Sold                  $  7,943,578
 Reinvested                 673,383
 Redeemed                (5,331,017)
                       ------------
   Net Increase        $  3,285,944
                       ============
TOTAL RETURN BOND:
 Sold                  $  5,340,007
 Reinvested                 485,294
 Redeemed                (5,724,080)
                       ------------
   Net Increase        $    101,221
                       ============
MONEY MARKET:
 Sold                  $ 45,955,146
 Reinvested                 345,840
 Redeemed               (52,177,832)
                       ------------
   Net Increase        $ (5,876,846)
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     Transactions in shares of capital stock, during the year ended October 31,
1999, were as follows:

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------

INTERNATIONAL SMALL
 CAP:
 Sold                         131,573   $     1,625,013        519,007   $   6,481,186        191,446   $   2,192,239       159,967
 Redeemed                     (42,759)         (499,629)       (80,020)       (954,057)       (87,643)       (936,217)      (74,837)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase                88,814   $     1,125,384        438,987   $   5,527,129        103,803   $   1,256,022        85,130
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS SMALL-CAP
 GROWTH:
 Sold                       4,521,498   $    62,279,844      6,131,106   $  82,109,946      2,453,044   $  32,502,450     1,388,410
 Redeemed                  (1,555,645)      (21,272,349)      (589,414)     (7,913,337)      (415,557)     (5,293,724)     (400,722)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             2,965,853   $    41,007,495      5,541,692   $  74,196,609      2,037,487   $  27,208,726       987,688
                       ==============   ===============   ============   =============   ============   =============   ===========
SMALL COMPANY VALUE:
 Sold                       2,152,263   $    19,728,209      2,202,266   $  19,780,241      1,278,728   $  11,579,459       899,829
 Reinvested                     2,950            27,202             --              --             --              --            --
 Redeemed                  (1,740,590)      (16,175,699)      (998,544)     (8,851,216)      (731,195)     (6,613,615)     (727,801)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               414,623   $     3,579,712      1,203,722   $  10,929,025        547,533   $   4,965,844       172,028
                       ==============   ===============   ============   =============   ============   =============   ===========
STRATEGIC BALANCED:
 Sold                       1,815,075   $    22,578,144      4,889,067   $  60,790,616      1,513,809   $  18,669,567     1,064,235
 Reinvested                     8,478           106,949         10,128         127,960          4,003          50,510         4,619
 Redeemed                    (229,284)       (2,869,225)      (512,249)     (6,347,305)      (189,856)     (2,369,264)     (224,538)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,594,269   $    19,815,868      4,386,946   $  54,571,271      1,327,956   $  16,350,813       844,316
                       ==============   ===============   ============   =============   ============   =============   ===========
HIGH YIELD BOND:
 Sold                       3,357,420   $    32,790,500      7,275,129   $  70,565,721      1,847,050   $  17,923,216     1,855,501
 Reinvested                    87,677           841,629        232,789       2,227,094         79,920         767,588       122,941
 Redeemed                  (2,428,133)      (23,736,985)    (2,228,915)    (21,481,204)    (1,091,741)    (10,529,290)   (1,121,235)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,016,964   $     9,895,144      5,279,003   $  51,311,611        835,229   $   8,161,514       857,207
                       ==============   ===============   ============   =============   ============   =============   ===========
LARGE-CAP GROWTH:
 Sold                         638,225   $     8,103,545      1,851,812   $  23,314,526        418,749   $   5,236,468       637,307
 Redeemed                    (215,891)       (2,716,616)      (410,694)     (5,186,475)      (126,506)     (1,592,157)     (320,143)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               422,334   $     5,386,929      1,441,118   $  18,128,051        292,243   $   3,644,311       317,164
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH AND INCOME:
 Sold                       2,372,960   $    28,578,838      4,969,282   $  60,277,008      1,774,560   $  21,393,909     1,298,681
 Reinvested                     3,892            47,183            633           7,193            299           3,391           571
 Redeemed                    (625,028)       (7,479,489)      (629,845)     (7,571,053)      (366,786)     (4,442,443)     (397,677)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,751,824   $    21,146,532      4,340,070   $  52,713,148      1,408,073   $  16,954,857       901,575
                       ==============   ===============   ============   =============   ============   =============   ===========
OVERSEAS GROWTH:
 Sold                       5,875,239   $    72,910,399      6,847,241   $  83,827,854      3,845,340   $  46,929,956     1,792,053
 Redeemed                  (2,366,221)      (29,831,109)      (703,924)     (8,772,633)      (879,415)    (10,959,877)     (419,635)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             3,509,018   $    43,079,290      6,143,317   $  75,055,221      2,965,925   $  35,970,079     1,372,418
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

INTERNATIONAL SMALL
 CAP:
 Sold                  $  2,003,516
 Redeemed                (1,007,684)
                       ------------
   Net Increase        $    995,832
                       ============
JANUS SMALL-CAP
 GROWTH:
 Sold                  $ 17,986,369
 Redeemed                (5,025,846)
                       ------------
   Net Increase        $ 12,960,523
                       ============
SMALL COMPANY VALUE:
 Sold                  $  8,082,697
 Reinvested                      --
 Redeemed                (6,480,805)
                       ------------
   Net Increase        $  1,601,892
                       ============
STRATEGIC BALANCED:
 Sold                  $ 13,076,631
 Reinvested                  57,949
 Redeemed                (2,768,534)
                       ------------
   Net Increase        $ 10,366,046
                       ============
HIGH YIELD BOND:
 Sold                  $ 18,027,252
 Reinvested               1,182,704
 Redeemed               (10,858,678)
                       ------------
   Net Increase        $  8,351,278
                       ============
LARGE-CAP GROWTH:
 Sold                  $  7,894,652
 Redeemed                (3,950,285)
                       ------------
   Net Increase        $  3,944,367
                       ============
GROWTH AND INCOME:
 Sold                  $ 15,523,163
 Reinvested                   6,430
 Redeemed                (4,736,458)
                       ------------
   Net Increase        $ 10,793,135
                       ============
OVERSEAS GROWTH:
 Sold                  $ 21,928,837
 Redeemed                (5,530,598)
                       ------------
   Net Increase        $ 16,398,239
                       ============

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------

MARSICO CAPITAL
 GROWTH:
 Sold                       7,854,783   $   101,851,952     19,502,450   $ 253,703,042      8,427,772   $ 108,624,094     3,463,385
 Reinvested                     1,125            13,337             --              --             --              --            --
 Redeemed                  (1,472,317)      (19,722,964)    (1,617,686)    (21,694,601)      (835,906)    (11,098,692)     (581,156)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             6,383,591   $    82,142,325     17,884,764   $ 232,008,441      7,591,866   $  97,525,402     2,882,229
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP GROWTH:
 Sold                         876,248   $    12,737,534      1,648,044   $  23,798,375        681,405   $   9,773,936       455,953
 Reinvested                     1,117            16,244          2,164          31,032          1,571          22,824         1,145
 Redeemed                    (254,503)       (3,676,648)      (344,773)     (5,076,953)      (159,471)     (2,340,370)     (101,469)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               622,862   $     9,077,130      1,305,435   $  18,752,454        523,505   $   7,456,390       355,629
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP VALUE:
 Sold                         893,170   $    10,487,415      1,971,205   $  23,270,387        719,632   $   8,511,354       457,970
 Reinvested                       311             3,371            385           4,172            171           1,858            99
 Redeemed                    (214,164)       (2,487,388)      (262,235)     (3,044,027)      (138,303)     (1,625,892)      (81,385)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               679,317   $     8,003,398      1,709,355   $  20,230,532        581,500   $   6,887,320       376,684
                       ==============   ===============   ============   =============   ============   =============   ===========
T. ROWE INTERNATIONAL
 EQUITY:
 Sold                         580,067   $     5,981,540        664,660   $   6,995,897        534,152   $   5,615,638       302,217
 Reinvested                     1,335            13,416            617           6,351            424           4,358           957
 Redeemed                    (340,252)       (3,535,835)      (186,621)     (1,979,171)      (382,168)     (4,024,965)     (240,600)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase               241,150   $     2,459,121        478,656   $   5,023,077        152,408   $   1,595,031        62,574
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS CAPITAL GROWTH:
 Sold                      11,152,498   $   222,428,056     34,148,101   $ 606,063,473     11,402,214   $ 201,850,746     5,298,045
 Redeemed                  (2,178,199)      (43,528,627)    (3,428,551)    (61,160,249)    (1,675,387)    (29,604,961)   (1,291,629)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             8,974,299   $   178,899,429     30,719,550   $ 544,903,224      9,726,827   $ 172,245,785     4,006,416
                       ==============   ===============   ============   =============   ============   =============   ===========
EQUITY INCOME:
 Sold                       2,536,827   $    33,506,551      5,068,587   $  66,599,293      2,104,000   $  27,723,451     1,345,013
 Reinvested                    15,267           203,306         18,552         248,016          8,801         117,852        12,841
 Redeemed                    (970,970)      (12,988,032)      (779,404)    (10,139,354)      (327,011)     (4,264,826)     (435,651)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,581,124   $    20,721,825      4,307,735   $  56,707,955      1,785,790   $  23,576,477       922,203
                       ==============   ===============   ============   =============   ============   =============   ===========
TOTAL RETURN BOND:
 Sold                       2,801,868   $    29,031,058      9,085,766   $  93,370,295      2,715,698   $  27,941,412     1,476,934
 Reinvested                    62,591           645,265        190,650       1,946,935         75,148         768,265        79,406
 Redeemed                  (1,135,022)      (11,679,664)    (2,559,842)    (26,261,168)    (1,000,668)    (10,260,166)     (696,973)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase             1,729,437   $    17,996,659      6,716,574   $  69,056,062      1,790,178   $  18,449,511       859,367
                       ==============   ===============   ============   =============   ============   =============   ===========
MONEY MARKET:
 Sold                     165,732,220   $   165,732,220    160,855,657   $ 160,855,657     91,366,940   $  91,366,940    72,496,475
 Reinvested                   729,338           729,338      1,043,507       1,043,507        448,412         448,412       507,926
 Redeemed                (130,829,982)     (130,829,982)   (99,250,785)    (99,250,785)   (69,788,348)    (69,788,348)  (57,154,179)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
   Net Increase            35,631,576   $    35,631,576     62,648,379   $  62,648,379     22,027,004   $  22,027,004    15,850,222
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

MARSICO CAPITAL
 GROWTH:
 Sold                  $ 44,011,902
 Reinvested                      --
 Redeemed                (7,591,419)
                       ------------
   Net Increase        $ 36,420,483
                       ============
MID-CAP GROWTH:
 Sold                  $  6,580,126
 Reinvested                  16,499
 Redeemed                (1,521,388)
                       ------------
   Net Increase        $  5,075,237
                       ============
MID-CAP VALUE:
 Sold                  $  5,399,847
 Reinvested                   1,070
 Redeemed                (1,009,095)
                       ------------
   Net Increase        $  4,391,822
                       ============
T. ROWE INTERNATIONAL
 EQUITY:
 Sold                  $  3,142,322
 Reinvested                   9,894
 Redeemed                (2,530,886)
                       ------------
   Net Increase        $    621,330
                       ============
JANUS CAPITAL GROWTH:
 Sold                  $ 92,328,700
 Redeemed               (22,876,970)
                       ------------
   Net Increase        $ 69,451,730
                       ============
EQUITY INCOME:
 Sold                  $ 17,492,175
 Reinvested                 169,817
 Redeemed                (5,669,805)
                       ------------
   Net Increase        $ 11,992,187
                       ============
TOTAL RETURN BOND:
 Sold                  $ 15,232,870
 Reinvested                 816,063
 Redeemed                (7,125,361)
                       ------------
   Net Increase        $  8,923,572
                       ============
MONEY MARKET:
 Sold                  $ 72,496,475
 Reinvested                 507,926
 Redeemed               (57,154,179)
                       ------------
   Net Increase        $ 15,850,222
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1999, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                EXPIRING IN
                                   --------------------------------------
                                    2005          2006           2007
                                   -------     ----------     -----------

High Yield Bond                    $ 4,183     $   17,619     $   327,379
Growth and Income                       --      1,122,945       1,772,304
Overseas Growth                         --      2,242,636       3,428,829
Marsico Capital Growth                  --        682,762       7,950,369
Mid-Cap Growth                          --             --       1,874,798
T. Rowe International Equity            --         73,332          49,869
Janus Capital Growth                38,807      4,789,881      52,015,103
Total Return Bond                       --             --       1,499,612

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S.
government securities and short-term obligations, during the period ended April
30, 2000, were as follows:

                                             PURCHASES         SALES
                                            ------------    ------------

International Small Cap                     $253,741,591    $200,753,958
Janus Small-Cap Growth                       396,590,400     225,233,472
Small Company Value                           11,171,476       8,438,354
Strategic Balanced                            90,878,093      58,531,179
High Yield Bond                               25,518,295       8,944,188
Large-Cap Growth                              40,473,825      14,665,173
Growth and Income                             69,478,335      36,220,012
Overseas Growth                              486,397,399     228,664,017
Marsico Capital Growth                       728,358,439     469,983,935
Mid-Cap Growth                               202,026,039      69,061,999
Mid-Cap Value                                 51,048,079      35,831,331
AIM International Equity                      16,981,198       1,382,875
Managed Index 500                             57,239,617      22,766,966
Growth with Income                            15,830,039       1,752,058
Kemper Small-Cap Growth                       21,759,949       1,104,714

     Purchases and sales of U.S. government securities, during the period ended
April 30, 2000, were as follows:

                                               PURCHASES       SALES
                                               ----------    ----------

Strategic Balanced                             $5,419,157    $1,473,213
High Yield Bond                                1,100,764      1,521,736

     At April 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                 AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                    COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                ------------    ------------    ------------    --------------

International Small Cap         $145,462,035    $ 3,689,284     $18,260,736      $(14,571,452)
Janus Small-Cap Growth           414,589,686     83,162,686      65,659,126        17,503,560
Small Company Value               74,874,825      9,866,084      10,640,017          (773,933)
Strategic Balanced               149,789,184     16,378,342       5,266,212        11,112,130
High Yield Bond                  130,920,824        702,515      15,182,713       (14,480,198)
Large-Cap Growth                  84,307,096     26,584,984       2,594,741        23,990,243
Growth and Income                171,516,430     22,392,715       7,744,535        14,648,180
Overseas Growth                  560,254,412    154,566,978      30,442,040       124,124,938
Marsico Capital Growth           841,676,324    206,611,516      21,969,981       184,641,535
Mid-Cap Growth                   204,944,970     34,365,262      11,904,992        22,460,270
Mid-Cap Value                     60,660,914      6,590,432       1,789,974         4,800,458
AIM International Equity          20,093,269        433,901         985,106          (551,205)
Managed Index 500                 40,978,591      2,582,123       1,538,179         1,043,944
Growth with Income                14,803,943        931,891         415,963           515,928
Kemper Small-Cap Growth           25,865,359      1,038,080       3,315,393        (2,277,313)

7. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the period ended April 30, 2000, were as follows:

                                                                        MARSICO CAPITAL GROWTH
                                                                     ----------------------------
                                                                     NUMBER OF
                                                                     CONTRACTS          PREMIUM
                                                                     ---------        -----------

            Balance at beginning of year                                 --           $        --
            Written                                                     825             1,503,387
            Expired                                                      --                    --
            Exercised                                                    --                    --
            Closed                                                     (825)           (1,503,387)
                                                                       ----           -----------
            Balance at end of period                                     --           $        --
                                                                       ====           ===========

8. LINE OF CREDIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The Funds and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Fund, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter.
During the period ended April 30, 2000, there were no borrowings under the agreement.

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

- ---------------------------------------------------
                               SHARES         VALUE
- ---------------------------------------------------

FOREIGN STOCK -- 91.8%
  ARGENTINA -- 0.1%
    Telefonica de Argentina
      SA Cl-B [ADR]             1,730   $    60,766
                                        -----------

  AUSTRALIA -- 3.1%
    Brambles Industries Ltd.    7,000       196,876
    Broken Hill Proprietary
      Co. Ltd.                  5,062        54,467
    Commonwealth Bank of
      Australia                12,111       184,304
    Lend Lease Corp. Ltd.       7,490        81,099
    News Corp. Ltd.            38,212       484,871
    News Corp. Ltd. Pfd.       55,026       591,431
    Publishing &
      Broadcasting Ltd.        24,000       186,256
    TABCORP Holdings Ltd.      13,000        69,530
    Telstra Corp.               5,000        12,779
    Telstra Corp. Ltd.         42,000       179,884
    Westpac Banking Corp.
      Ltd.                     27,173       173,303
                                        -----------
                                          2,214,800
                                        -----------

  BELGIUM -- 0.6%
    Dexia Belgium               1,140       148,137
    Fortis Cl-B                 8,400       212,566
    Societe Europeene des
      Satellites [FDR]*           290        44,165
    UCB SA                        510        17,195
                                        -----------
                                            422,063
                                        -----------
  BRAZIL -- 1.6%
    Companhia Brasileira de
      Distribuicoa Grupo Pao
      de Acucar [GDR]           1,272        36,332
    Embartel Participacoes
      SA [ADR]                  3,000        67,500
    Tele Norte Leste
      Participacoes SA
      [ADR]*                      931        16,581
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                     7,956       940,299
    Uniao de Bancos
      Brasileiros SA [GDR]      2,000        49,875
                                        -----------
                                          1,110,587
                                        -----------

  CANADA -- 0.5%
    Alcan Aluminium Ltd.        2,380        77,424
    Nortel Networks Corp.       2,030       229,352
    Royal Bank of Canada        1,240        58,499
                                        -----------
                                            365,275
                                        -----------

  DENMARK -- 0.2%
    Nordic Baltic Holdings
      AB*                       3,303        20,590
    Tele Danmark AS             1,460       107,075
                                        -----------
                                            127,665
                                        -----------

                               SHARES         VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  FINLAND -- 3.1%
    Nokia AB Oyj               38,480   $ 2,212,603
                                        -----------

  FRANCE -- 11.5%
    Alcatel                     2,610       606,484
    Altran Technologies SA        540       110,619
    Aventis SA*                 8,471       467,013
    AXA SA                      3,590       533,565
    Banque National de Paris    5,890       477,151
    Canal Plus*                 1,270       245,346
    Cap Gemini SA               1,240       244,070
    Carrefour Supermarche SA      820        53,501
    Compagnie de Saint-
      Gobain                    1,410       192,859
    Groupe Danone                 170        37,257
    Hermes International
      Designs*                    720       102,352
    L'Oreal                        80        54,384
    Lafarge SA                    460        38,187
    Legrand SA                  1,210       226,036
    Louis Vuitton Moet
      Hennessy*                   682       286,873
    Sanofi SA*                  9,560       357,610
    Schneider SA                  880        57,737
    Societe Generale              426        88,431
    Societe Television
      Francaise                 1,780     1,221,389
    Sodexho Alliance SA           404        60,671
    STMicroelectronics NV       2,880       550,863
    Total Fina SA Cl-B          6,963     1,058,955
    Vivendi                    11,160     1,106,451
                                        -----------
                                          8,177,804
                                        -----------

  GERMANY -- 4.5%
    Allianz AG                  1,050       395,165
    Aventis AG                    907        49,342
    Bayer AG                    1,850        75,272
    Bayerische Hypo-Und
      Vereinsbank AG            6,830       425,712
    Deutsche Bank AG            5,678       381,848
    Deutsche Telekom AG*        6,280       410,888
    Gehe AG                     3,020        97,695
    Infineon Technologies AG
      [ADR]*                    4,989       340,059
    Rhoen-Klinikum AG           1,870        69,014
    SAP AG                      1,300       611,268
    SAP AG Pfd.                    70        40,601
    Siemens AG                    670        97,686
    Veba AG                     4,760       232,060
                                        -----------
                                          3,226,610
                                        -----------

  HONG KONG -- 3.2%
    Cheung Kong Holdings
      Ltd.                     31,000       370,138
    China Telecom Ltd.*        67,000       483,857
    Dao Heng Bank Group Ltd.   31,000       143,279
    Henderson Land
      Development Co. Ltd.     30,000       130,954

                                                   AMERICAN SKANDIA MASTER TRUST

- ---------------------------------------------------
                               SHARES         VALUE
- ---------------------------------------------------

    Hong Kong
      Telecommunications
      Ltd.                     54,800   $   129,103
    HSBC Holdings PLC          15,600       174,246
    Hutchison Whampoa Ltd.     40,000       582,875
    Pacific Century
      Cyberworks Ltd.*        106,000       197,330
    Sun Hung Kai Properties
      Ltd.                      8,000        63,423
                                        -----------
                                          2,275,205
                                        -----------

  INDIA -- 0.3%
    ICICI Ltd.*                 9,469       240,276
                                        -----------

  IRELAND -- 0.2%
    SmartForce PLC [ADR]*       2,891       138,045
                                        -----------

  ITALY -- 4.7%
    Alleanza Assicurazioni*    17,000       176,291
    Banca Popolare di
      Brescia                   4,000       364,501
    Banco Intesa SPA           29,544       109,034
    Ente Nazionale
      Idrocarburi SPA          60,000       299,073
    Mediaset SPA               14,000       227,722
    Mediolanum SPA             17,000       282,716
    San Paolo-IMI SPA          10,225       143,490
    Tecnost SPA*               30,600       107,634
    Telecom Italia Mobile
      SPA                      81,000       775,022
    Telecom Italia SPA         43,000       602,648
    Unicredito Italiano SPA    71,000       288,557
                                        -----------
                                          3,376,688
                                        -----------
  JAPAN -- 20.1%
    Bridgestone Corp.           4,000        86,794
    Canon, Inc.                20,000       914,209
    DDI Corp.                      90       103,265
    East Japan Railway Co.
      Ltd.                         13        76,986
    Fanuc Co.                   2,500       261,864
    Fuji Bank Ltd.             58,000       483,013
    Fuji Television Network,
      Inc.                        210       349,768
    Fujitsu Ltd.               13,000       368,089
    Hitachi Ltd.                7,000        83,556
    Ito-Yokado Co. Ltd.         2,000       146,014
    Kao Corp.                   4,000       121,771
    Kokuyo Co. Ltd.             4,000        56,814
    Komori Corp.                2,000        27,408
    Kyocera Corp.               5,000       836,020
    Makita Corp.                6,000        52,077
    Matsushita Electric
      Industrial Co.           27,000       714,526
    Mauri Co. Ltd.             12,000       225,406
    Mitsui Fudosan Co. Ltd.    31,000       314,958
    Murata Manufacturing Co.
      Ltd.                      6,000     1,165,895
    NEC Corp.                  37,000     1,006,555
    Nippon Telegraph &
      Telephone Corp.             770       954,738
    Nomura Securities Co.
      Ltd.                     25,000       629,213

                               SHARES         VALUE
- ---------------------------------------------------

- ---------------------------------------------------

    NTT Mobile Communication
      Network, Inc.               230   $   768,287
    Sankyo Co. Ltd.             8,000       176,180
    Seven-Eleven Japan Co.
      Ltd.                      4,000       492,266
    Shin-Etsu Chemical Co.
      Ltd.                      4,000       211,341
    Shiseido Co. Ltd.          10,000       126,398
    SoftBank Corp.                300        73,840
    SoftBank Corp. (New)*         600       148,235
    Sony Corp.                  5,800       666,022
    Sony Corp. (New)*           4,400       508,922
    Sumitomo Bank Ltd.         30,000       375,029
    Sumitomo Corp.             15,000       167,944
    Sumitomo Electric
      Industries               10,000       133,153
    TDK Corp.                   2,000       267,786
    Toshiba Corp.*             76,000       736,993
    Yamanouchi
      Pharmaceutical Co.
      Ltd.                      9,000       475,518
                                        -----------
                                         14,306,853
                                        -----------

  KOREA -- 1.3%
    Korea Telecom Corp.
      [ADR]                     5,000       172,500
    Pohang Iron & Steel Co.
      Ltd. [ADR]                2,201        46,221
    Samsung Electronics Co.     2,500       675,849
    Sk Telecom Co. Ltd.*        2,000        53,167
                                        -----------
                                            947,737
                                        -----------

  MEXICO -- 2.2%
    Fomento Economico
      Mexicano SA de CV UBD
      Units                    39,000       154,331
    Grupo Iusacell SA de CV
      [ADR]*                    4,300        68,531
    Grupo Televisa SA [GDR]*    9,300       589,969
    Telefonos de Mexico SA
      Cl-L [ADR]               13,000       764,562
                                        -----------
                                          1,577,393
                                        -----------

  NETHERLANDS -- 6.6%
    ABN AMRO Holding NV         2,630        54,283
    AKZO Nobel NV                 780        32,006
    ASM Lithography Holding
      NV*                      12,570       492,541
    CSM NV                      4,060        69,924
    Equant NV*                  2,310       179,240
    Fortis (NL) NV             11,050       278,518
    Gucci Group NV NY Reg.        435        38,117
    ING Groep NV               16,820       919,943
    Koninklijke (Royal)
      Philips Electronics
      NV*                      21,400       956,906
    KPN NV                      2,050       207,075
    Royal Dutch Petroleum
      Co.                       6,960       402,103
    TNT Post Group NV             580        12,685

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

- ---------------------------------------------------
                               SHARES         VALUE
- ---------------------------------------------------

    United Pan-Europe
      Communications NV*        5,081   $   185,342
    VNU NV                     13,480       722,895
    Wolters Kluwer NV           7,050       166,776
                                        -----------
                                          4,718,354
                                        -----------

  NEW ZEALAND -- 0.2%
    Telecom Corp. of New
      Zealand Ltd.             31,000       131,129
                                        -----------

  NORWAY -- 0.1%
    Orkla ASA Cl-A              6,760       104,648
                                        -----------

  PORTUGAL -- 0.1%
    Jeronimo Martins SGPS SA    3,713        66,384
                                        -----------

  SINGAPORE -- 0.5%
    United Overseas Bank
      Ltd.                     50,008       348,531
                                        -----------

  SPAIN -- 2.8%
    Banco Bilbao Vizcaya SA    17,950       245,355
    Banco Santander Central
      Hispano SA               50,032       522,938
    Endesa SA                  17,400       378,319
    Repsol SA                   8,773       179,875
    Telefonica SA              31,632       705,630
                                        -----------
                                          2,032,117
                                        -----------

  SWEDEN -- 3.1%
    Atlas Copco AB Cl-B         1,520        34,805
    Electrolux AB Cl-B          6,210       105,087
    Ericsson, (L.M.)
      Telephone Co. Cl-B       10,320       918,721
    Hennes & Mauritz AB Cl-B    9,970       265,044
    Nordbanken Holding Co.
      AB                       48,340       305,071
    Sandvik AB Cl-B             1,570        37,528
    Securitas AB Cl-B          20,195       523,332
                                        -----------
                                          2,189,588
                                        -----------

  SWITZERLAND -- 3.8%
    ABB AG                      2,462       276,898
    ABB Ltd.*                   1,349       150,681
    Adecco SA                     860       707,302
    Credit Suisse Group         1,460       264,339
    Nestle SA                     340       600,763
    Roche Holding AG               25       261,700
    Swisscom AG                   223        78,806
    UBS AG                      1,542       378,670
                                        -----------
                                          2,719,159
                                        -----------

  TAIWAN -- 0.2%
    Hon Hai Precision
      Industry Co. Ltd.
      [GDR] 144A*               4,605       128,572
                                        -----------

                               SHARES         VALUE
- ---------------------------------------------------

- ---------------------------------------------------

  UNITED KINGDOM -- 17.2%
    Abbey National PLC          7,000   $    80,125
    AstraZeneca Group PLC      10,330       434,660
    Baltimore Technologies
      PLC*                      1,100       111,246
    BG Group PLC                5,888        35,289
    British Petroleum Co.
      PLC                      32,000       277,658
    Cable & Wireless PLC       53,400       888,245
    Cadbury Schweppes PLC      28,300       194,406
    Celltech Group PLC*         8,000       131,693
    Centrica PLC               11,400        40,672
    Compass Group PLC          50,000       712,766
    Diageo PLC                 35,876       291,641
    Electrocomponents PLC       8,000        80,744
    GKN PLC                     2,000        27,791
    Glaxo Wellcome PLC         45,200     1,401,139
    Hays PLC                    3,600        24,857
    Kingfisher PLC             27,000       222,127
    Ladbroke Group PLC         14,000        59,040
    Marconi PLC                19,100       239,549
    Reed International PLC     68,355       475,445
    Rio Tinto PLC              19,000       295,825
    Royal Bank of Scotland
      NY Reg.*                 60,960       950,562
    Safeway PLC                11,000        37,266
    Shell Transport &
      Trading Co. PLC         121,000       989,305
    Smith, (Davis S.)
      Holdings PLC              9,000        19,012
    SmithKline Beecham PLC     53,800       739,575
    Standard Chartered PLC     17,759       239,265
    Tesco PLC                  33,200       113,773
    Tomkins PLC                60,248       185,959
    Unilever PLC               24,714       148,986
    United News & Media PLC    10,900       139,350
    Vodafone AirTouch PLC     453,292     2,088,922
    WPP Group PLC              38,000       614,841
                                        -----------
                                         12,291,734
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $56,619,399)                     65,510,586
                                        -----------
U.S. STOCK -- 0.6%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Celestica, Inc.*
  (Cost $322,195)               7,862       428,970
                                        -----------
TOTAL INVESTMENTS -- 92.4%
  (Cost $56,941,594)                     65,939,556
OTHER ASSETS LESS LIABILITIES -- 7.6%     5,433,530
                                        -----------
NET ASSETS -- 100.0%                    $71,373,086
                                        ===========

Foreign currency exchange contracts outstanding at April 30, 2000:

                     CONTRACTS         IN
SETTLEMENT               TO         EXCHANGE     CONTRACTS      UNREALIZED
MONTH        TYPE     RECEIVE          FOR        AT VALUE     DEPRECIATION
- ----------------------------------------------------------------------------

05/00        Buy    EUR 345,867    $  325,808    $  315,717      $10,091
05/00        Buy    GBP 480,873       760,678       752,387        8,291
                                   ----------    ----------      -------
                                   $1,086,486    $1,068,104      $18,382
                                   ==========    ==========      =======

                                                   AMERICAN SKANDIA MASTER TRUST

- -------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of April 30, 2000. Percentages are based on net assets.

                 INDUSTRY
- -------------------------------------------

Advertising                                   0.9%
Automotive Parts                              0.2%
Beverages                                     0.8%
Broadcasting                                  1.7%
Building Materials                            0.1%
Business Services                             1.1%
Chemicals                                     0.4%
Clothing & Apparel                            0.2%
Computer Services & Software                  3.1%
Conglomerates                                 2.0%
Construction                                  0.3%
Consumer Products & Service                   2.3%
Electronic Components & Equipment            11.1%
Entertainment & Leisure                       1.3%
Equipment Services                            0.4%
Financial -- Bank & Trust                     9.9%
Financial Services                            3.7%
Food                                          2.7%
Healthcare Services                           0.2%
Hotels & Motels                               0.1%
Industrial Products                           0.1%
Insurance                                     3.6%
Internet Services                             0.3%
Machinery & Equipment                         2.0%
Medical Supplies & Equipment                  0.6%
Metals & Mining                               0.7%
Office Equipment                              1.3%
Oil & Gas                                     3.0%
Paper & Forest Products                       0.2%
Pharmaceuticals                               5.6%
Printing & Publishing                         3.6%
Real Estate                                   1.2%
Retail & Merchandising                        1.4%
Semiconductors                                0.8%
Telecommunications                           24.4%
Transportation                                0.1%
Utilities                                     0.4%
                                             -----
TOTAL                                        91.8%
                                             =====

- -------------------------------------------------------
Unless otherwise noted, all stocks are common stock. Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.2% of net assets.

See Notes to Financial Statements.

ASMT JANUS
CAPITAL GROWTH PORTFOLIO

- ----------------------------------------------------
                            SHARES             VALUE
- ----------------------------------------------------

COMMON STOCK -- 87.7%
  ADVERTISING -- 2.8%
    DoubleClick, Inc.*     887,060    $   67,305,678
                                      --------------
  AEROSPACE -- 0.1%
    General Motors
      Corp. Cl-H*           17,930         1,726,883
                                      --------------
  BEVERAGES -- 1.1%
    Coca-Cola Co.          584,385        27,502,619
                                      --------------

  COMPUTER HARDWARE -- 8.3%
    Apple Computer,
      Inc.*                846,100       104,969,281
    Dell Computer
      Corp.*               845,540        42,382,693
    EMC Corp.*             384,480        53,418,690
                                      --------------
                                         200,770,664
                                      --------------

  COMPUTER SERVICES & SOFTWARE -- 18.4%
    3Com Corp.*            979,035        38,610,693
    Cisco Systems,
      Inc.*              2,162,538       149,924,704
    Digital Island,
      Inc.*                235,285         8,205,564
    Inktomi Corp.*         365,035        56,192,575
    Intuit, Inc.*          586,775        21,087,227
    Microsoft Corp.*       709,470        49,485,533
    VERITAS Software
      Corp.*             1,166,164       125,089,284
                                      --------------
                                         448,595,580
                                      --------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 10.0%
    General Electric
      Co.                  660,695       103,894,289
    Metromedia Fiber
      Network, Inc.
      Cl-A*                630,350        19,462,056
    Texas Instruments,
      Inc.                 755,080       122,983,655
                                      --------------
                                         246,340,000
                                      --------------
  ENTERTAINMENT & LEISURE -- 4.4%
    Time Warner, Inc.    1,199,420       107,872,836
                                      --------------
  FINANCIAL SERVICES -- 2.5%
    Schwab, (Charles)
      Corp.              1,362,020        60,609,890
                                      --------------
  INSURANCE -- 2.2%
    American
      International
      Group, Inc.          479,100        52,551,281
                                      --------------
  INTERNET SERVICES -- 6.5%
    America Online,
      Inc.*              1,867,745       111,714,498
    Yahoo!, Inc.*          355,685        46,327,971
                                      --------------
                                         158,042,469
                                      --------------

                            SHARES             VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  PHARMACEUTICALS -- 4.8%
    MedImmune, Inc.*       506,715    $   81,042,730
    Pfizer, Inc.           844,529        35,575,784
                                      --------------
                                         116,618,514
                                      --------------

  RESTAURANTS -- 0.8%
    McDonald's Corp.       486,505        18,548,003
                                      --------------

  RETAIL & MERCHANDISING -- 5.3%
    Amazon.com, Inc.*      356,535        19,676,275
    Costco Companies,
      Inc.*              1,063,275        57,483,305
    Home Depot, Inc.       913,460        51,210,851
                                      --------------
                                         128,370,431
                                      --------------

  TELECOMMUNICATIONS -- 20.5%
    EchoStar
      Communications
      Corp. Cl-A*          507,300        32,308,669
    Level 3
      Communications,
      Inc.*                581,985        51,796,665
    Nextel
      Communications,
      Inc. Cl-A*           254,680        27,871,543
    Nokia Corp. Cl-A
      [ADR]              2,610,580       148,476,738
    Nortel Networks
      Corp.                271,995        30,803,434
    Sprint Corp. (PCS
      Group)*            1,892,675       104,097,125
    Telefonos de Mexico
      SA Cl-L [ADR]        179,795        10,574,193
    Vodafone AirTouch
      PLC [ADR]          1,354,230        63,648,810
    WinStar
    Communications,
      Inc.*                758,525        30,246,184
                                      --------------
                                         499,823,361
                                      --------------
TOTAL COMMON STOCK
  (Cost $1,594,434,430)                2,134,678,209
                                      --------------

FOREIGN STOCK -- 1.2%
 SEMICONDUCTORS -- 0.1%
    Infineon
      Technologies
      AG -- (DEM)*          44,614         3,040,967
                                      --------------

  TELECOMMUNICATIONS -- 1.1%
    Vodafone AirTouch
      PLC -- (GBP)       5,433,361        25,038,726
                                      --------------
TOTAL FOREIGN STOCK
  (Cost $30,386,086)                      28,079,693
                                      --------------

                                                   AMERICAN SKANDIA MASTER TRUST

- ----------------------------------------------------
                               PAR
                             (000)             VALUE
- ----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan
      Bank
      5.68%, 05/12/00    $  10,000    $    9,982,644
      5.77%, 05/26/00       20,000        19,919,861
      5.87%, 05/12/00       30,000        29,946,192
      5.93%, 07/24/00       25,000        24,654,083
      6.02%, 09/15/00       50,000        48,854,528
                                      --------------
                                         133,357,308
                                      --------------

    Federal Home Loan
      Mortgage Corp.
      5.89%, 05/19/00       50,000        49,852,750
                                      --------------
    Federal National
      Mortgage Assoc.
      5.60%, 05/25/00       15,000        14,944,000
                                      --------------
  (Cost $198,154,058)                    198,154,058
                                      --------------
CORPORATE OBLIGATIONS -- 0.0%
  ENTERTAINMENT & LEISURE -- 0.0%
    Venetian Casino
      Resort LLC
      12.25%, 11/15/04         275           269,500
                                      --------------

  TELECOMMUNICATIONS -- 0.0%
    Lenfest
      Communications,
      Inc.
      7.625%, 02/15/08         140           134,050
      8.25%, 02/15/08          175           170,625
                                      --------------
                                             304,675
                                      --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $589,686)                            574,175
                                      --------------

                               PAR
                             (000)             VALUE
- ----------------------------------------------------

- ----------------------------------------------------
                               PAR

COMMERCIAL PAPER -- 4.7%
    Associates First
      Capital Corp.
      5.99%, 05/01/00
  (Cost $113,200,000)    $ 113,200    $  113,200,000
                                      --------------

                            SHARES
                         ---------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary
      Investment Cash
      Fund                  43,322            43,322
    Temporary
      Investment Fund       43,322            43,322
                                      --------------
  (Cost $86,644)                              86,644
                                      --------------
TOTAL INVESTMENTS -- 101.8%
  (Cost $1,936,850,904)                2,474,772,779
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.8%)                       (44,393,773)
                                      --------------
NET ASSETS -- 100.0%                  $2,430,379,006
                                      ==============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASMT INVESCO
EQUITY INCOME PORTFOLIO

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

COMMON STOCK -- 70.7%
  ADVERTISING -- 0.9%
    Omnicom Group, Inc.       26,000    $  2,367,625
                                        ------------

  AEROSPACE -- 3.6%
    Boeing Co.                66,000       2,619,375
    General Motors Corp.
      Cl-H*                   26,500       2,552,281
    Honeywell
      International, Inc.     56,000       3,136,000
    Northrop Grumman
      Corp.                   21,000       1,488,375
                                        ------------
                                           9,796,031
                                        ------------

  AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co.            39,900       2,182,031
                                        ------------

  BEVERAGES -- 1.7%
    Anheuser-Busch
      Companies, Inc.         23,000       1,622,938
    Coors, (Adolph) Co.
      Cl-B                    60,000       3,060,000
                                        ------------
                                           4,682,938
                                        ------------

  BROADCASTING -- 0.7%
    AT&T Corp. Liberty
      Media Group Cl-A*       36,000       1,797,750
                                        ------------
  CHEMICALS -- 0.5%
    Lyondell Chemical Co.     75,600       1,389,150
                                        ------------

  COMPUTER SERVICES & SOFTWARE -- 3.3%
    Cisco Systems, Inc.*      45,000       3,119,765
    Computer Associates
      International, Inc.     52,900       2,952,481
    I2 Technologies,
      Inc.*                   12,400       1,602,700
    SAP AG [ADR]*             26,500       1,301,813
                                        ------------
                                           8,976,759
                                        ------------

  CONGLOMERATES -- 0.8%
    Textron, Inc.             35,400       2,192,588
                                        ------------

  CONSUMER PRODUCTS & SERVICES -- 1.8%
    Colgate-Palmolive Co.     47,500       2,713,438
    Gillette Co.              60,000       2,220,000
                                        ------------
                                           4,933,438
                                        ------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.0%
    General Electric Co.      32,800       5,157,800
    KLA-Tencor Corp.*         31,400       2,351,075
    Tandy Corp.               80,000       4,560,000
    Texas Instruments,
      Inc.                    25,000       4,071,875
                                        ------------
                                          16,140,750
                                        ------------

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  ENTERTAINMENT & LEISURE -- 0.9%
    Harrah's
      Entertainment,
      Inc.*                   60,000    $  1,233,750
    Park Place
      Entertainment
      Corp.*                  82,600       1,058,313
                                        ------------
                                           2,292,063
                                        ------------

  FINANCIAL -- BANK & TRUST -- 6.2%
    Bank of America Corp.     40,000       1,960,000
    Bank of New York Co.,
      Inc.                    70,000       2,874,375
    Charter One
      Financial, Inc.        106,224       2,157,675
    Chase Manhattan Corp.     40,000       2,882,500
    Morgan, (J.P.) & Co.,
      Inc.                    20,000       2,567,500
    Summit Bancorp            60,000       1,522,500
    Wells Fargo & Co.         64,500       2,648,531
                                        ------------
                                          16,613,081
                                        ------------

  FINANCIAL SERVICES -- 2.6%
    Citigroup, Inc.           70,000       4,160,625
    Morgan Stanley, Dean
      Witter & Co.            37,000       2,839,750
                                        ------------
                                           7,000,375
                                        ------------

  FOOD -- 2.6%
    General Mills, Inc.       27,300         993,038
    Heinz, (H.J.) Co.         44,000       1,496,000
    Kellogg Co.               49,000       1,197,438
    Quaker Oats Co.           30,000       1,955,624
    Tasty Baking Co.         120,000       1,312,500
                                        ------------
                                           6,954,600
                                        ------------

  INSURANCE -- 3.0%
    Allmerica Financial
      Corp.                   70,000       3,788,750
    John Hancock
      Financial Services,
      Inc.*                  110,000       2,007,500
    MetLife, Inc.*           130,000       2,153,125
    Ohio Casualty Corp.       13,000         216,125
                                        ------------
                                           8,165,500
                                        ------------

  MACHINERY & EQUIPMENT -- 0.7%
    Illinois Tool Works,
      Inc.                    30,000       1,921,875
                                        ------------

  OIL & GAS -- 8.2%
    Apache Corp.              67,300       3,259,844
    BP Amoco PLC [ADR]        49,200       2,509,200
    Exxon Mobil Corp.         60,000       4,661,249
    National Fuel Gas Co.     70,000       3,320,625

                                                   AMERICAN SKANDIA MASTER TRUST

- ----------------------------------------------------
                              SHARES           VALUE
- ----------------------------------------------------

    Royal Dutch Petroleum
      Co.                     40,000    $  2,295,000
    Schlumberger Ltd.         45,000       3,445,312
    Unocal Corp.              70,000       2,261,875
                                        ------------
                                          21,753,105
                                        ------------

  PAPER & FOREST PRODUCTS -- 1.6%
    Bowater, Inc.              8,000         440,000
    Champion
      International Corp.     20,800       1,367,600
    Weyerhaeuser Co.          47,000       2,511,563
                                        ------------
                                           4,319,163
                                        ------------
  PHARMACEUTICALS -- 6.6%
    American Home
      Products Corp.          70,000       3,933,125
    Genentech, Inc.*          26,100       3,053,700
    Incyte
      Pharmaceuticals,
      Inc.*                   10,000         770,000
    Merck & Co., Inc.         35,000       2,432,500
    Pharmacia Corp.           60,000       2,996,250
    Warner-Lambert Co.        40,000       4,552,500
                                        ------------
                                          17,738,075
                                        ------------
  RAILROADS -- 2.5%
    Kansas City Southern
      Industries, Inc.        80,000       5,750,000
    Norfolk Southern
      Corp.                   50,000         881,250
                                        ------------
                                           6,631,250
                                        ------------

  RETAIL & MERCHANDISING -- 2.4%
    Circuit City Stores,
      Inc.                    55,000       3,234,687
    Target Corp.              39,000       2,595,938
    Wal-Mart Stores, Inc.     12,000         664,500
                                        ------------
                                           6,495,125
                                        ------------

  SEMICONDUCTORS -- 2.7%
    Intel Corp.               31,000       3,931,188
    Maxim Integrated
      Products, Inc.*         50,000       3,240,625
                                        ------------
                                           7,171,813
                                        ------------
  TELECOMMUNICATIONS -- 8.0%
    AT&T Corp.                52,000       2,427,750
    Bell Atlantic Corp.       29,700       1,759,725
    Cable & Wireless
      Communications PLC      50,000       2,468,750
    Crown Castle
      International
      Corp.*                  38,500       1,477,438
    EchoStar
      Communications
      Corp. Cl-A*             30,000       1,910,625

                              SHARES           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    Nortel Networks Corp.     30,000    $  3,397,500
    SBC Communications,
      Inc.                    79,372       3,477,485
    U.S. West, Inc.           60,000       4,271,249
                                        ------------
                                          21,190,522
                                        ------------

  UTILITIES -- 2.6%
    Duke Energy Corp.         33,500       1,926,250
    Enron Corp.               37,000       2,578,438
    Northern States Power
      Co.                     59,200       1,291,300
    Unicom Corp.              33,100       1,315,725
                                        ------------
                                           7,111,713
                                        ------------

TOTAL COMMON STOCK
  (Cost $164,609,518)                    189,817,320
                                        ------------

PREFERRED STOCK -- 0.6%
  TELECOMMUNICATIONS
    Cincinnati Bell, Inc.
      Cl-B 12.50%*             1,000       1,030,000
    Global Crossing
      Holdings Ltd.
      10.50% [PIK]             5,000         491,250
                                        ------------
  (Cost $1,596,250)                        1,521,250
                                        ------------

                                 PAR
                               (000)
                               -----

CORPORATE OBLIGATIONS -- 17.2%
  ADVERTISING -- 0.1%
    MDC Corp., Inc.
      10.50%, 12/01/06     $     250         236,250
                                        ------------

  AIRLINES -- 0.2%
    Delta Air Lines, Inc.
      10.375%, 12/15/22          500         555,000
                                        ------------

  BROADCASTING -- 0.4%
    Chancellor Media
      Corp.
      9.00%, 10/01/08            250         254,375
    Chancellor Media
      Corp. L.A. Cl-B
      8.125%, 12/15/07           800         801,000
                                        ------------
                                           1,055,375
                                        ------------

  BUILDING MATERIALS -- 0.3%
    US Home Corp.
      8.875%, 02/15/09           250         253,750
    USG Corp.
      8.50%, 08/01/05            500         504,289
                                        ------------
                                             758,039
                                        ------------

ASMT INVESCO
EQUITY INCOME PORTFOLIO

- ----------------------------------------------------
                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

  CABLE
    TELEVISION -- 0.7%
    Charter Communication
      Holdings LLC
      8.625%, 04/01/09     $     500    $    439,375
    Comcast U.K. Cable
      Corp. [STEP]
      7.137%, 11/15/07           750         714,375
    Telewest
      Communications PLC
      [STEP]
      10.926%, 10/01/07          750         708,750
                                        ------------
                                           1,862,500
                                        ------------
  CHEMICALS -- 0.1%
    Equistar Chemicals
      L.P.
      7.55%, 02/15/26            250         199,063
                                        ------------

  COMPUTER SERVICES & SOFTWARE -- 0.7%
    Juniper Networks,
      Inc.
      4.75%, 03/15/07          1,500       1,381,875
    Splitrock Services,
      Inc. Cl-B
      11.75%, 07/15/08           500         532,500
                                        ------------
                                           1,914,375
                                        ------------

  ENTERTAINMENT & LEISURE -- 0.2%
    Park Place
      Entertainment 144A
      9.375%, 02/15/07           500         496,250
    Time Warner
      Entertainment Co.
      7.25%, 09/01/08            100          95,375
                                        ------------
                                             591,625
                                        ------------
  FINANCIAL SERVICES -- 0.2%
    Associates Corp. of
      North America Cl-E
      7.375%, 06/11/07           500         490,159
                                        ------------

  HEALTHCARE SERVICES -- 0.0%
    FHP International
      Corp.
      7.00%, 09/15/03             50          48,813
                                        ------------

  HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.
      7.20%, 12/15/09            250         218,125
                                        ------------

  INSURANCE -- 0.3%
    Progressive Corp.
      6.625%, 03/01/29           500         401,875
    The Equitable
      Companies, Inc.
      9.00%, 12/15/04            500         523,125
                                        ------------
                                             925,000
                                        ------------

                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

  INTERNET
    SERVICES -- 0.2%
    Call-Net Enterprises,
      Inc. [STEP]
      10.80%, 05/15/09     $     500    $    182,500
    PSINet, Inc. Cl-B
      10.00%, 02/15/05           500         445,000
                                        ------------
                                             627,500
                                        ------------

  MACHINERY & EQUIPMENT -- 0.3%
    NationsRent, Inc.
      10.375%, 12/15/08          500         362,500
    United Rentals, Inc.
      9.25%, 01/15/09            500         453,750
                                        ------------
                                             816,250
                                        ------------

  OIL & GAS -- 1.1%
    Atlantic Richfield
      Co.
      10.875%, 07/15/05          500         573,125
    Canadian Forest Oil
      Ltd.
      8.75%, 09/15/07            500         468,750
    Cliffs Drilling Co.
      Cl-B
      10.25%, 05/15/03           250         251,250
    CMS Panhandle Holding
      Co.
      6.50%, 07/15/09            500         444,375
    Forest Oil Corp.
      10.50%, 01/15/06           500         510,000
    Gulf Canada Resources
      Ltd.
      8.25%, 03/15/17            100          91,500
    Noram Energy Corp.
      [CVT]
      6.00%, 03/15/12            400         332,000
    Ocean Energy, Inc.
      Cl-B
      8.875%, 07/15/07           250         248,125
                                        ------------
                                           2,919,125
                                        ------------

  PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc.
      9.00%, 08/01/09            500         526,875
    Chesapeake Corp.
      7.20%, 03/15/05            500         458,750
                                        ------------
                                             985,625
                                        ------------

  PHARMACEUTICALS -- 0.1%
    McKesson Corp.
      4.50%, 03/01/04            200         171,000
                                        ------------

  TELECOMMUNICATIONS -- 5.0%
    Allegiance Telecom,
      Inc. Cl-B [STEP]
      11.489%, 02/15/08          500         355,000
    AT&T Corp.
      6.00%, 03/15/09            400         357,500
    Centel Capital Corp.
      9.00%, 10/15/19            250         271,250

                                                   AMERICAN SKANDIA MASTER TRUST

- ----------------------------------------------------
                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

    East Telecom Group
      PLC
      10.023%, 02/01/07
      [STEP]               $     500    $    463,750
      11.875%, 12/01/08          250         293,750
    Global Crossing
      Holdings Ltd.
      9.625%, 05/15/08           200         197,000
    GTE Corp.
      7.90%, 02/01/27            731         691,709
    Level 3
      Communications,
      Inc.
      11.00%, 03/15/08
      144A                       400         389,000
      8.55%, 12/01/08
      [STEP]                   1,000         575,000
    Lin Television Co.
      8.375%, 03/01/08           250         216,875
    McLeodUSA, Inc.
      10.633%, 03/01/07
      [STEP]                     500         400,000
      9.50%, 11/01/08            250         241,875
    Metromedia Fiber
      Network, Inc. Cl-B
      10.00%, 11/15/08           750         716,250
    MetroNet
      Communications
      Corp. [STEP]
      8.655%, 06/15/08         3,000       2,366,250
    NEXTLINK
      Communications,
      Inc.
      12.50%, 04/15/06           750         787,500
      9.625%, 10/01/07           250         235,000
      11.51%, 04/15/08
      [STEP]                     250         152,500
    Paramount
      Communication
      8.25%, 08/01/22            700         678,125
    Qwest Communications
      International, Inc.
      Cl-B
      7.77%, 02/01/08
      [STEP]                     800         614,000
      7.25%, 11/01/08            250         236,250
    RCN Corp.
      10.125%, 01/15/10          500         447,500
    Renaissance Media
      Group [STEP]
      9.587%, 04/15/08           598         406,640
    Rogers Cantel, Inc.
      9.75%, 06/01/16            500         540,000
    TCI
      Telecommunications,
      Inc.
      7.875%, 02/15/26           500         495,000

                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    TeleCommunications,
      Inc.
      9.80%, 02/01/12      $     500    $    568,750
    US West
      Communications
      5.65%, 11/01/04            650         600,956
                                        ------------
                                          13,297,430
                                        ------------

  UTILITIES -- 6.8%
    Appalachian Power Co.
      8.00%, 06/01/25            500         481,250
    Arizona Public
      Service Co.
      8.00%, 02/01/25          1,000         952,500
    Cleveland Electric
      Illuminating Co.
      7.43%, 11/01/09            250         236,250
      9.00%, 07/01/23            250         252,188
    Cleveland Electric
      Illuminating Co.
      Cl-D
      7.88%, 11/01/17            500         471,875
    Commonwealth Edison
      Co.
      8.00%, 05/15/08            400         400,500
      8.375%, 02/15/23           828         820,755
    Consumers Energy Co.
      7.375%, 09/15/23           500         450,000
    Duquesne Light Co.
      7.55%, 06/15/25          1,000         915,000
    El Paso Electric Co.
      8.90%, 02/01/06          1,000       1,026,249
    El Paso Electric Co.
      Cl-C
      8.25%, 02/01/03            200         200,500
    Gulf Power Co.
      6.875%, 01/01/26           500         428,750
    Gulf States Utilities
      8.70%, 04/01/24            250         244,688
    Indiana Michigan
      Power
      8.50%, 12/15/22          1,000         988,749
    Jersey Central Power
      & Light Co.
      7.98%, 02/16/23            500         483,125
      7.50%, 05/01/23            500         463,750
    Kentucky Utility
      Energy Corp.
      7.55%, 06/01/25            500         465,000
    Metropolitan Edison
      Co. Cl-B
      8.15%, 01/30/23             75          72,764
    New York State
      Electric & Gas
      Corp.
      8.30%, 12/15/22            200         196,750

ASMT INVESCO
EQUITY INCOME PORTFOLIO

- ----------------------------------------------------
                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

    Niagra Mohawk Power
      Corp.
      8.50%, 07/01/23      $     124    $    122,605
      8.50%, 07/01/23            500         491,875
    Niagara Mohawk Power
      Corp. Cl-H
      7.529%, 07/01/10
      [STEP]                   1,000         767,500
    Potomac Electric
      Power
      8.50%, 05/15/27          1,000         973,750
    Potomic Edison Co.
      8.00%, 06/01/24            500         471,875
      7.75%, 05/01/25            650         602,063
    Public Service Co. of
      New Mexico Cl-A
      7.10%, 08/01/05            750         719,063
    Public Service
      Electric & Gas Co.
      6.375%, 05/01/08           500         456,250
    Public Service of
      Colorado
      9.875%, 07/01/20           500         523,750
    Texas Utilities
      8.50%, 08/01/24            500         496,875
      7.375%, 10/01/25           500         450,625
    Union Electric Co.
      8.75%, 12/01/21            750         752,813
      8.25%, 10/15/22          1,000         980,756
    Western Massachusetts
      Electric Co. Cl-V
      7.75%, 12/01/02            120         118,481
    Wisconsin Electric &
      Power
      8.375%, 12/02/26         1,000         974,999
                                        ------------
                                          18,453,923
                                        ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $49,311,731)                      46,125,177
                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.5%
    Federal Home Loan
      Mortgage Corp.
      6.50%, 02/01/30
  (Cost $1,394,429)            1,497       1,398,232
                                        ------------
U.S. TREASURY OBLIGATIONS -- 3.0%
    U.S. Treasury Notes
      5.875%, 11/15/04         3,000       2,921,493
      5.625%, 05/15/08         4,750       4,518,441
      6.00%, 08/15/09            500         489,171
                                        ------------
  (Cost $8,327,711)                        7,929,105
                                        ------------

                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

SOVEREIGN ISSUES -- 0.4%
    Resolution Funding
      Corp. [ZCB]
      6.58%, 04/15/09
  (Cost $1,119,432)        $   2,000    $  1,095,066
                                        ------------
COMMERCIAL PAPER -- 4.5%
    American Express
      Credit Co.
      6.02%, 05/05/00          7,000       7,000,000
    Heller Financial,
      Inc.
      6.06%, 05/01/00          5,000       5,000,000
                                        ------------
  (Cost $12,000,000)                      12,000,000
                                        ------------

                              SHARES
                              ------

SHORT-TERM INVESTMENTS -- 4.4%
    Temporary Investment
      Cash Fund            5,958,070       5,958,070
    Temporary Investment
      Fund                 5,958,069       5,958,069
                                        ------------
  (Cost $11,916,139)                      11,916,139
                                        ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $250,275,210)                    271,802,289
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3%)                        (3,396,218)
                                        ------------
NET ASSETS -- 100.0%                    $268,406,071
                                        ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
         1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.3% of net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

- -----------------------------------------------------
                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.2%
    Federal Home Loan
      Mortgage Corp.
      6.30%, 06/01/04       $  3,000     $  2,886,354
      6.50%, 08/15/23-
         12/15/23              4,461        4,328,782
                                         ------------
                                            7,215,136
                                         ------------

    Federal National
      Mortgage Assoc.
      6.023%, 01/01/28
      [VR]                       227          220,793
      6.50%, 05/18/23          2,112        2,064,758
      7.00%, 02/15/27          3,742        3,254,717
      8.50%, 08/01/24-
         12/01/25                763          776,738
                                         ------------
                                            6,317,006
                                         ------------

    Government National
      Mortgage Assoc.
      6.50%, 05/22/30         22,400       20,982,529
      6.875%, 02/01/40-
         02/04/40              5,000        4,875,529
      7.00%, 11/15/27-
         05/22/30              5,160        4,951,156
      7.50%, 05/22/30         12,200       11,989,025
                                         ------------
                                           42,798,239
                                         ------------

    Student Loan Marketing
      Assoc.
      5.349%, 07/25/04
      [FRB]                      947          941,808
                                         ------------
  (Cost $58,724,324)                       57,272,189
                                         ------------
U.S. TREASURY OBLIGATIONS -- 11.2%
    U.S. Treasury Bonds
      11.25%, 02/15/15           100          146,534
      8.75%, 08/15/20          1,300        1,665,286
      8.00%, 11/15/21            400          481,690
      6.00%, 02/15/26            400          389,724
                                         ------------
                                            2,683,234
                                         ------------

    U.S. Treasury
      Inflationary Bonds
      3.625%, 07/15/02-
         01/15/08              4,409        4,633,046
      3.375%, 01/15/07         5,000        5,158,328
      3.875%, 01/15/09-
         04/15/29              1,803        1,854,266
                                         ------------
                                           11,645,640
                                         ------------

    U.S. Treasury Strips
      5.125%, 08/31/00#          565          563,058
      6.762%, 05/15/20         1,100          326,134
      6.054%, 11/15/21        15,300        4,185,177
                                         ------------
                                            5,074,369
                                         ------------
  (Cost $19,287,973)                       19,403,243
                                         ------------

                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

- -----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.1%
    Brazo 1998-A Cl-A2
      [FRB]
      6.77%, 06/01/23       $  5,000     $  4,948,874
    Centre Series 1999
      144A
      6.715%, 02/01/09         2,962        2,772,548
    Chase Mortgage Finance
      Corp. 1995-A Cl-A
      6.204%, 04/25/25         1,847        1,869,085
    Chase Series 1999-S8
      Cl-A1
      6.35%, 06/25/29          5,000        4,857,225
    Countrywide Home Loans
      Series 1998-18
      Cl-2A3
      6.75%, 11/25/28          1,000          874,709
    Federal Housing
      Authority
      6.68%, 01/01/09            854          797,580
    First Plus Home Loan
      Trust Series 1998-5
      Cl-A3 [VR]
      6.06%, 09/10/11            658          656,805
    GE Capital Mortgage
      Services, Inc.
      Series 1999-11 Cl-Y2
      6.00%, 05/25/29          3,100        2,989,563
    Green Tree Financial
      Corp. 1999 Cl-A5
      7.86%, 04/01/31          1,400        1,358,623
    Morgan Stanley Capital
      Corp. Series 1997-H
      144A
      6.86%, 05/15/06          2,375        2,324,276
    Norwest Asset
      Securities Corp.
      Series 1999-18,
      Cl-A2
      6.00%, 07/25/29          5,200        4,789,330
    Norwest Asset
      Securities Corp.
      Series 1999-25,
      Cl-A4
      6.50%, 10/25/29          1,988        1,774,347
    PNC Mortgage
      Securities Corp.
      Series 1998-10,
      Cl-1A6
      6.50%, 10/25/28          2,000        1,802,222
    Prudential Securities
      Secured Financing
      Co. Series 1999-C2,
      Cl-A1
      6.955%, 06/15/08         2,883        2,800,019
                                         ------------
  (Cost $35,728,314)                       34,615,206
                                         ------------

ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

- -----------------------------------------------------
                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

CORPORATE OBLIGATIONS -- 44.1%
  AEROSPACE -- 1.1%
    Lockheed Martin Corp.
      6.85%, 05/15/01       $  2,000     $  1,977,500
                                         ------------

  AIRLINES -- 1.6%
    Continental Airlines,
      Inc.
      6.954%, 02/02/11         2,898        2,751,991
                                         ------------

  AUTOMOTIVE PARTS -- 2.7%
    TRW, Inc.
      6.625%, 06/01/04         5,000        4,712,500
                                         ------------

  CONGLOMERATES -- 0.6%
    Philip Morris
      Companies, Inc.
      7.625%, 05/15/02         1,000          972,541
                                         ------------

  CONSUMER PRODUCTS & SERVICES -- 1.2%
    Sears Roebuck
      Acceptance Corp.
      Cl-2
      6.86%, 08/06/01          2,000        1,985,000
                                         ------------

  ENVIRONMENTAL SERVICES -- 2.6%
    Waste Management, Inc.
      6.50%, 05/14/04          5,000        4,460,000
                                         ------------

  FINANCIAL -- BANK & TRUST -- 5.6%
    Banco Latinamericano
      SA 144A
      7.639%, 12/10/01         3,000        2,978,850
    Bankers Trust Corp.
      [FRN]
      6.14%, 01/30/02          1,000        1,000,276
    PNC Bank Corp. NA
      5.948%, 08/15/02         2,800        2,800,860
    Popular North America,
      Inc. Cl-D
      6.625%, 01/15/04         3,000        2,855,214
                                         ------------
                                            9,635,200
                                         ------------

  FINANCIAL SERVICES -- 20.9%
    Bear Stearns Co.
      6.596%, 03/28/03         1,000          997,847
      6.566%, 03/18/05
      [VR]                       500          500,480
    Beneficial Corp. Cl-H
      [FRN]
      6.28%, 01/09/02            500          500,222
    Caterpillar Financial
      Services Corp., Inc.
      6.30%, 02/11/02
      [FRN]                      500          500,304
      6.875%, 08/01/04         4,000        3,875,000

                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

- -----------------------------------------------------

    Cincinnati Financial
      Corp.
      6.90%, 05/15/28       $  4,700     $  4,118,375
    DTE Capital Corp. [VR]
      144A
      7.11%, 11/15/03          3,000        2,872,500
    Ford Motor Credit Co.
      6.249%, 09/03/01
      [FRN]                    1,000        1,000,065
      6.70%, 07/16/04          2,000        1,925,000
    GMAC [FRN]
      6.165%, 04/29/02         2,800        2,795,061
    Goldman Sachs Group
      Cl-A [FRN] 144A
      6.39%, 12/07/01          2,000        2,004,802
    John Deere Capital
      Corp. [FRN]
      6.461%, 04/21/03         3,100        3,100,000
    Lehman Brothers
      Holdings, Inc. [FRN]
      6.758%, 05/01/00           800          800,838
      6.421%, 09/03/02         1,800        1,784,203
    Merrill Lynch & Co.,
      Inc. [FRN]
      6.73%, 01/11/02          2,000        2,004,796
    Morgan Stanley, Dean
      Witter & Co. [FRN]
      6.327%, 03/11/03         1,000          997,293
    New England
      Educational Loan
      Marketing Assoc.
      Cl-B [FRN] 144A
      6.31%, 06/11/01          1,000          999,549
    Pemex Finance Ltd.
      9.69%, 08/15/09          5,000        5,421,499
                                         ------------
                                           36,197,834
                                         ------------

  HEALTHCARE SERVICES -- 2.3%
    Columbia HCA
      Healthcare Corp.
      6.63%, 07/15/45          4,275        4,023,844
                                         ------------

  INSURANCE -- 0.9%
    Gold Eagle Capital
      144A
      11.453%, 07/17/00        1,500        1,592,550
                                         ------------

  TELECOMMUNICATIONS -- 1.7%
    Cable & Wireless
      Communications PLC
      6.75%, 12/01/08          2,000        1,977,500
    MCI WorldCom, Inc.
      6.125%, 08/15/01         1,000          986,250
                                         ------------
                                            2,963,750
                                         ------------

                                                   AMERICAN SKANDIA MASTER TRUST

- -----------------------------------------------------
                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

UTILITIES -- 2.9%
    Alliant Energy
      Resources 144A
      7.25%, 02/15/30       $     10     $      7,450
    Edison Mission Energy
      144A [FRN]
      6.82%, 06/15/01          3,000        2,999,247
    Philippine Long
      Distance Telephone
      10.50%, 04/15/09         2,000        1,915,000
                                         ------------
                                            4,921,697
                                         ------------

TOTAL CORPORATE
  OBLIGATIONS
  (Cost $77,503,597)                       76,194,407
                                         ------------

                            PRINCIPAL
                             IN LOCAL
                             CURRENCY
                                (000)
                            ---------

FOREIGN BONDS -- 3.1%
  NEW ZEALAND -- 0.3%
    International Bank
      Reconstruction &
      Development
      7.25%, 05/27/03            200           96,461
    New Zealand Government
      10.00%, 03/15/02           600          306,980
      5.50%, 04/15/03            400          186,702
                                         ------------
                                              590,143
                                         ------------
  UNITED KINGDOM -- 2.8%
    United Mexican States
      8.75%, 05/30/02          3,000        4,719,909
                                         ------------

TOTAL FOREIGN BONDS
  (Cost $5,252,548)                         5,310,052
                                         ------------

                                  PAR
                                (000)
                                -----

SOVEREIGN ISSUES -- 1.3%
  ARGENTINA -- 0.5%
    Republic of Argentina
      [FRB, BRB]++
      11.595%, 04/10/05     $  1,000          938,751
                                         ------------

  BRAZIL -- 0.3%
    Republic of Brazil
      7.00%, 07/03/00            443          442,534
                                         ------------

  PHILIPPINES -- 0.5%
    Republic of
      Philippines
      9.50%, 10/21/24            859          823,566
                                         ------------

TOTAL SOVEREIGN ISSUES
  (Cost $2,233,066)                         2,204,851
                                         ------------

                                 PAR
                               (000)            VALUE
- -----------------------------------------------------

- -----------------------------------------------------

COMMERCIAL PAPER -- 5.9%
    Deutsche Bank, Inc.
      6.24%, 06/26/00       $  1,400     $  1,385,925
    DuPont, (E.I.) de
      Nemours & Co.
      6.03%, 06/07/00          4,300        4,271,911
    General Electric
      Capital Corp.
      6.17%, 07/18/00          2,100        2,070,847
    Monsanto Co.
      6.05%, 06/14/00          2,100        2,083,495
    Procter & Gamble Co.
      6.08%, 06/02/00            400          397,795
                                         ------------
  (Cost $10,213,998)                       10,209,973
                                         ------------

CERTIFICATES OF DEPOSIT -- 0.6%
    Mexico Credit Link
      11.818%, 02/22/02
  (Cost $1,000,000)            1,000          994,900
                                         ------------

                               SHARES
                               ------

SHORT-TERM INVESTMENTS -- 1.2%
    Temporary Investment
      Cash Fund             1,021,826       1,021,826
    Temporary Investment
      Fund                  1,021,825       1,021,825
                                         ------------
  (Cost $2,043,651)                         2,043,651
                                         ------------
TOTAL INVESTMENTS --120.7%
  (Cost $211,987,471)                     208,248,472
                                         ------------

                            NUMBER OF
                            CONTRACTS
                            ---------

WRITTEN OPTIONS -- (0.1)%
  CALL OPTIONS -- 0.0%
    10 Year June U.S.
      Treasury Note
      Futures, Strike
      Price 98, Expires
      05/19/00                   (11)          (2,750)
    10 Year June U.S.
      Treasury Note
      Futures, Strike
      Price 99, Expires
      05/19/00                   (12)            (938)
    30 Year June U.S.
      Treasury Bond
      Futures, Strike
      Price 100, Expires
      05/19/00                   (44)          (2,062)
    30 Year June U.S.
      Treasury Bond
      Futures, Strike
      Price 98, Expires
      05/19/00                    (2)            (626)
    March 2001 Eurodollar
      Futures, Strike
      Price 93.25, Expires
      03/19/01                    (9)          (2,362)
                                         ------------
                                               (8,738)
                                         ------------

ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

- -----------------------------------------------------
                            NUMBER OF
                            CONTRACTS           VALUE
- -----------------------------------------------------

PUT OPTIONS -- (0.1)%
    10 Year June U.S.
      Treasury Note
      Futures, Strike
      Price 95, Expires
      05/19/00                   (11)    $     (1,375)
    10 Year June U.S.
      Treasury Note
      Futures, Strike
      Price 96, Expires
      05/19/00                   (12)          (3,562)
    5 Year June U.S.
      Treasury Note
      Futures, Strike
      Price 96, Expires
      05/19/00                   (62)          (3,875)
    December Eurodollar
      Futures, Strike
      Price 93.5, Expires
      12/18/00                   (94)        (191,525)
    March 2001 Eurodollar
      Futures, Strike
      Price 92.75, Expires
      03/19/01                    (9)          (7,875)
                                         ------------
                                             (208,212)
                                         ------------
TOTAL WRITTEN OPTIONS
  (Cost $(171,612))                          (216,950)
                                         ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (20.6%)                 (35,481,927)
                                         ------------
NET ASSETS -- 100.0%                     $172,549,595
                                         ============

Foreign currency exchange contracts outstanding at April 30, 2000:

SETTLEMENT          CONTRACTS TO    IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE      DELIVER          FOR        AT VALUE    APPRECIATION
- ---------------------------------------------------------------------------

05/00        Sell   GBP 3,060,000   $4,881,434    $4,786,635     $94,799
                                    ==========    ==========     =======

# Securities with an aggregate market value of $523,031 have been segregated with the custodian to cover margin requirements for the following open futures contracts at April 30, 2000:

                                              NOTIONAL     UNREALIZED
                            EXPIRATION         AMOUNT     APPRECIATION
       DESCRIPTION            MONTH            (000)     (DEPRECIATION)
- -----------------------------------------------------------------------

U.S. Treasury 30 Year Bond    06/00            $5,800       $ 50,125
U.S. Treasury 10 Year Note    06/00             4,000        (26,250)
Euro Dollar                   03/01      EUR   14,250        (39,800)
                                                            --------
                                                            $(15,925)
                                                            ========

Credit default swap agreements outstanding at April 30, 2000.

                                               NOTIONAL
                                  EXPIRATION    AMOUNT     UNREALIZED
          DESCRIPTION               MONTH       (000)     DEPRECIATION
- ----------------------------------------------------------------------

Credit default on Republic of
 Argentina Bonds
   6.15%                            03/01        $300       $15,993
   5.70%                            03/01         200         9,255
                                                            -------
                                                            $25,248
                                                            =======

Interest rate swap agreements outstanding at April 30, 2000:

                           FIXED                 NOTIONAL
                           SPREAD   EXPIRATION    AMOUNT     UNREALIZED
       DESCRIPTION          (%)       MONTH       (000)     APPRECIATION
- ------------------------------------------------------------------------

Receive the 30-year Swap
 Spread and pay a fixed
 spread. The 30-year Swap
 Spread is the difference
 between the 30-year Swap
 Rate and the 30-year
 Treasury Rate.             1.15      08/00        $100       $ 1,000
                                                              =======

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 10.8% of net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JPM
MONEY MARKET PORTFOLIO

- ----------------------------------------------------
                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
    Federal Home Loan Bank
      [FRN]
      6.13%, 07/05/00
  (Cost $4,998,534)          $ 5,000    $  4,998,534
                                        ------------

CERTIFICATES OF DEPOSIT -- 28.1%
    Abbey National Treasury
      5.22%, 05/11/00          1,500       1,499,980
      6.45%, 01/08/01          4,000       3,998,687
      6.47%, 01/10/01          2,000       1,999,338
    Bayerische Landesbank
      NY
      5.929%, 05/15/00
      [FRN]                    1,500       1,499,206
      5.875%, 08/04/00         1,000         999,925
      6.11%, 10/02/00          3,000       2,997,788
    Commerzbank AG NY
      6.10%, 05/26/00          3,000       2,999,420
      6.049%, 05/28/00         5,000       4,997,969
    Credit Commercial de
      Belgium
      6.70%, 02/26/01          4,000       3,998,435
    Deutsche Bank
      6.035%, 05/16/00
      [FRN]                    3,000       2,998,833
      6.19%, 12/01/00          5,500       5,497,849
    Dresdner Bank NY [FRN]
      6.059%, 05/28/00         5,000       4,998,219
    Rabobank Nederland NV
      6.66%, 03/09/01          1,000         999,594
    Suntrust Bank Atlanta
      6.24%, 07/06/00          3,000       3,000,000
    Suntrust Banks, Inc.
      5.98%, 05/12/00          7,000       7,000,000
    Union Bank of
      Switzerland
      6.235%, 12/04/00         5,000       4,997,876
      6.39%, 12/21/00          2,500       2,499,237
    Westdeutsche Landesbank
      NY [FRN]
      6.07%, 05/25/00          3,000       2,998,607
                                        ------------
  (Cost $59,980,963)                      59,980,963
                                        ------------

CORPORATE OBLIGATIONS -- 43.5%
  FINANCIAL -- BANK & TRUST -- 24.1%
    American Express
      Centurion [FRN]
      6.00%, 07/12/00          1,000         999,242
    Bank of America [FRN]
      6.17%, 05/03/00          5,000       5,000,000
    Bank of Austria [FRN]
      6.04%, 05/16/00          8,000       7,996,886
    Bank of Scotland [FRN]
      6.079%, 05/08/00        10,000       9,999,588
    Citigroup, Inc. [FRN]
      6.096%, 05/04/00         5,000       5,000,000

                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

- ----------------------------------------------------

    Comerica Bank [FRN]
      5.911%, 05/15/00       $ 4,000    $  3,998,222
    First Union National
      Bank [FRN]
      6.18%, 06/16/00++        3,000       2,999,657
    Fleet Financial Group
      [FRN]
      6.343%, 07/13/00         1,500       1,497,777
    National City Bank
      6.102%, 05/04/00         5,000       5,000,000
    NationsBank Texas Corp.
      6.75%, 08/15/00          1,000       1,002,082
    PNC Bank Corp. [FRN]
      5.939%, 07/12/00++       3,000       2,999,711
    SouthTrust Bank NA
      [FRN]
      6.10%, 05/24/00++        5,000       4,998,350
                                        ------------
                                          51,491,515
                                        ------------

  FINANCIAL SERVICES -- 12.1%
    AT&T Capital Corp.
      6.20%, 07/10/00          3,000       3,005,357
    Caterpillar Financial
      Services Corp.
      6.15%, 09/15/00          3,500       3,500,816
    CIT Group, Inc.
      6.25%, 05/01/00          3,500       3,473,677
      6.10%, 05/15/00          3,000       2,997,909
      6.16%, 01/19/01          3,000       2,998,633
    General Electric
      Capital Corp.
      6.221%, 07/07/00         5,000       5,000,000
    US Bank NA Minnesota
      [FRN]
      6.17%, 05/04/00          5,000       4,997,996
                                        ------------
                                          25,974,388
                                        ------------

  INDUSTRIAL -- 6.1%
    Diageo Capital PLC
      [FRN]
      6.105%, 05/24/00         5,000       4,998,995
    Ford Motor Credit Co.
      [FRN]
      6.27%, 06/30/00          5,000       5,000,663
    General Motors
      Acceptance Corp.
      [FRN]
      6.37%, 06/30/00          3,000       3,003,981
                                        ------------
                                          13,003,639
                                        ------------

TELECOMMUNICATIONS -- 1.2%
    AT&T Corp. [FRN]
      6.24%, 07/13/00++        2,500       2,499,801
                                        ------------

TOTAL CORPORATE OBLIGATIONS
  (Cost $92,969,343)                      92,969,343
                                        ------------

ASMT JPM
MONEY MARKET PORTFOLIO

- ----------------------------------------------------
                                 PAR
                               (000)           VALUE
- ----------------------------------------------------

SOVEREIGN ISSUES -- 7.9%
    Province of Manitoba
      9.50%, 10/01/00        $ 5,000    $  5,054,750
    Quebec Province
      5.93%, 06/15/00         12,000      11,911,050
                                        ------------
  (Cost $16,965,800)                      16,965,800
                                        ------------

COMMERCIAL PAPER -- 19.8%
  FINANCIAL SERVICES -- 10.0%
    Dexia Finance+
      6.13%, 06/30/00          7,000       6,928,483
    General Electric
      Capital Corp.
      6.17%, 05/22/00          7,562       7,562,000
    Morgan Stanley, Dean
      Witter Co.
      6.17%, 05/22/00          7,000       6,974,806
                                        ------------
                                          21,465,289
                                        ------------

  INDUSTRIAL -- 4.7%
    Ford Motor Credit Co.
      6.01%, 05/18/00          5,000       4,985,810
    General Motors
      Acceptance Corp.
      6.06%, 06/02/00          5,000       4,973,067
                                        ------------
                                           9,958,877
                                        ------------

  TELECOMMUNICATIONS -- 5.1%
    AT&T Corp.
      5.399%, 05/08/00         7,000       6,998,841
    Bell South
      Telecommunications,
      Inc.
      6.00%, 05/25/00          4,000       3,984,000
                                        ------------
                                          10,982,841
                                        ------------

TOTAL COMMERCIAL PAPER
  (Cost $42,407,007)                      42,407,007
                                        ------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $217,321,647)                    217,321,647
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.6%)                        (3,351,189)
                                        ------------
NET ASSETS -- 100.0%                    $213,970,458
                                        ============

- -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
 + Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to
   3.2% of net assets.
++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.
DEFINITION OF ABBREVIATIONS
                         -------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
BRB   --   Brady Bond
CVT   --   Convertible Security
FDR   --   Federal Depositary Receipt
FRB   --   Floating Rate Bond(1)
FRN   --   Floating Rate Note(1)
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
VR    --   Variable Rate Bond(1)
ZCB   --   Zero Coupon Bond(2)
COUNTRIES/CURRENCIES:
DEM   --   Germany/German Deutschemark
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound

- -------------------------------------------------------
(1) Rates shown for variable and floating rate securities are the coupon rates as of April 30, 2000.
(2) Rates shown are the effective yields at purchase date.
                                       122
   126

                      (This page intentionally left blank)

APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                   ASMT             ASMT            ASMT           ASMT           ASMT
                               T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                               INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                  EQUITY           GROWTH          INCOME          BOND          MARKET
                                 PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                               ------------     -------------   ------------   ------------    -----------
                                -----------     -------------   ------------   ------------    -----------

ASSETS:
  Investments in Securities
    at Value (A)                $65,939,556    $2,474,772,779   $271,802,289   $208,248,472   $217,321,647
  Collateral Received for
    Securities Lent                      --       501,213,967     38,528,988             --             --
  Cash                            6,093,330            55,504             --        834,410            722
  Foreign Currency (B)               80,850                --             --        161,356             --
  Receivable for:
    Securities Sold                     501                --      2,327,770      7,412,591             --
    Dividends and Interest          170,907            96,581      1,493,228      2,516,198      1,043,920
    Contributions by Feeder
       Fund                         477,492        11,467,320        916,893        669,026        792,451
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                            --                --             --         94,799             --
  Unrealized Appreciation on
    Swap Agreements                      --                --             --          1,000             --
  Deferred Organization Costs        10,994            10,994         11,118         11,118         11,138
                                -----------    --------------   ------------   ------------   ------------
       Total Assets              72,773,630     2,987,617,145    315,080,286    219,948,970    219,169,878
                                -----------    --------------   ------------   ------------   ------------
LIABILITIES:
  Cash Overdraft                         --                --      4,155,620             --             --
  Written Options
    Outstanding, at Value                --                --             --        216,950             --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                        18,382                --             --             --             --
  Unrealized Depreciation on
    Swap Agreements                      --                --             --         25,248             --
  Payable upon Return of
    Securities Lent                      --       501,213,967     38,528,988             --             --
  Payable to Investment
    Manager                          83,606         1,929,656        162,653         92,723         79,298
  Payable for:
    Securities Purchased          1,084,812        52,752,442      3,646,819     46,767,747      5,095,653
    Withdrawals by Feeder
       Funds                        122,441         1,165,854        102,834        158,068             --
    Futures Variation Margin             --                --             --         92,187             --
    Accrued Expenses and
       Other Liabilities             91,303           176,220         77,301         46,452         24,469
                                -----------    --------------   ------------   ------------   ------------
       Total Liabilities          1,400,544       557,238,139     46,674,215     47,399,375      5,199,420
                                -----------    --------------   ------------   ------------   ------------
NET ASSETS                      $71,373,086    $2,430,379,006   $268,406,071   $172,549,595   $213,970,458
                                ===========    ==============   ============   ============   ============
(A) Investments at Cost         $56,941,594    $1,936,850,904   $250,275,210   $211,815,859   $217,321,647
                                ===========    ==============   ============   ============   ============
(B) Foreign Currency at Cost    $    81,089    $           --   $         --   $    170,531   $         --
                                ===========    ==============   ============   ============   ============

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE SIX MONTHS ENDED APRIL 30, 2000

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASMT            ASMT          ASMT           ASMT          ASMT
                                         T. ROWE PRICE      JANUS         INVESCO        TOTAL          JPM
                                         INTERNATIONAL     CAPITAL        EQUITY         RETURN        MONEY
                                            EQUITY          GROWTH        INCOME          BOND         MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         -----------     ------------   -----------   -----------    ----------
                                         ------------    ------------   -----------   -----------    ----------

INVESTMENT INCOME:
  Interest                                $  140,568     $  9,797,806   $ 2,258,793   $ 6,223,871    $5,779,980
  Dividends                                  249,391        1,673,890     1,275,121            --            --
  Foreign Taxes Withheld                     (40,690)         (13,511)      (64,124)       (1,970)          (20)
                                          ----------     ------------   -----------   -----------    ----------
       Total Investment Income               349,269       11,458,185     3,469,790     6,221,901     5,779,960
                                          ----------     ------------   -----------   -----------    ----------
EXPENSES:
  Advisory Fees                              270,374       10,015,211       886,057       570,721       530,614
  Shareholder Servicing Fees                   3,000            3,000         3,000         3,000         3,000
  Administration and Accounting Fees          21,598          258,517       106,380        89,677        56,000
  Custodian Fees                              31,093           99,768        18,656        24,200        15,487
  Distribution Fees                            4,794           44,179        51,281            --            --
  Audit and Legal Fees                           698           25,978         3,130         2,347         2,838
  Organization Costs                           2,595            2,596         2,590         2,589         2,586
  Trustees' Fees                                 547           20,369         2,453         1,838         2,225
  Miscellaneous Expenses                      15,107           22,989         6,793         5,271         4,130
                                          ----------     ------------   -----------   -----------    ----------
       Total Expenses                        349,806       10,492,607     1,080,340       699,643       616,880
       Less: Fees Paid Indirectly             (4,794)         (44,179)      (51,281)           --            --
                                          ----------     ------------   -----------   -----------    ----------
       Net Expenses                          345,012       10,448,428     1,029,059       699,643       616,880
                                          ----------     ------------   -----------   -----------    ----------
Net Investment Income (Loss)                   4,257        1,009,757     2,440,731     5,522,258     5,163,080
                                          ----------     ------------   -----------   -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                            $ (249,244)    $(36,167,187)  $   666,621   $  (993,017)   $    1,331
    Futures Contracts                             --               --            --      (193,510)           --
    Written Options Contracts                     --               --            --       205,941            --
    Swap Agreements                               --               --            --       (30,301)           --
    Foreign Currency Transactions            (87,094)           2,509            --       230,231            --
                                          ----------     ------------   -----------   -----------    ----------
  Net Realized Gain (Loss)                  (336,338)     (36,164,678)      666,621      (780,656)        1,331
                                          ----------     ------------   -----------   -----------    ----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                             4,793,379      282,241,606     8,001,385      (647,248)           --
    Futures Contracts                             --               --            --       (55,557)           --
    Written Options Contracts                     --               --            --      (172,298)           --
    Swap Agreements                               --               --            --       (12,725)           --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                     (1,623)              (9)           --           241            --
                                          ----------     ------------   -----------   -----------    ----------
  Net Change in Unrealized Appreciation
    (Depreciation)                         4,791,756      282,241,597     8,001,385      (887,587)           --
                                          ----------     ------------   -----------   -----------    ----------
  Net Gain (Loss) on Investments           4,455,418      246,076,919     8,668,006    (1,668,243)        1,331
                                          ----------     ------------   -----------   -----------    ----------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations             $4,459,675     $247,086,676   $11,108,737   $ 3,854,015    $5,164,411
                                          ==========     ============   ===========   ===========    ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          ASMT                             ASMT
                                                                      T. ROWE PRICE                        JANUS
                                                                  INTERNATIONAL EQUITY                CAPITAL GROWTH
                                                                        PORTFOLIO                        PORTFOLIO
                                                              -----------------------------   -------------------------------
                                                                SIX MONTHS                      SIX MONTHS
                                                                  ENDED         YEAR ENDED        ENDED          YEAR ENDED
                                                              APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000    OCTOBER 31,
                                                               (UNAUDITED)         1999        (UNAUDITED)          1999
                                                              --------------   ------------   --------------   --------------

FROM OPERATIONS:
  Net Investment Income (Loss)                                 $      4,257    $     47,233   $    1,009,757   $      827,438
  Net Realized Gain (Loss) on Investments                          (336,338)       (426,619)     (36,164,678)     (53,595,339)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments                                                   4,791,756       4,321,537      282,241,597      239,637,126
                                                               ------------    ------------   --------------   --------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                      4,459,675       3,942,151      247,086,676      186,869,225
                                                               ------------    ------------   --------------   --------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                                  40,894,159      31,129,167    1,635,490,289    1,150,697,636
  Withdrawals by Feeder Funds                                   (10,560,224)    (13,512,625)    (776,480,621)    (167,522,691)
                                                               ------------    ------------   --------------   --------------
Net Increase in Net Assets from Capital Transactions             30,333,935      17,616,542      859,009,668      983,174,945
                                                               ------------    ------------   --------------   --------------
      Total Increase in Net Assets                               34,793,610      21,558,693    1,106,096,344    1,170,044,170
NET ASSETS:
  Beginning of Period                                            36,579,476      15,020,783    1,324,282,662      154,238,492
                                                               ------------    ------------   --------------   --------------
  End of Period                                                $ 71,373,086    $ 36,579,476   $2,430,379,006   $1,324,282,662
                                                               ============    ============   ==============   ==============

--------------------------------------------------------------------------------

                                                   AMERICAN SKANDIA MASTER TRUST

                                              ASMT                                                             ASMT
                                             INVESCO                          ASMT                              JPM
                                          EQUITY INCOME                 TOTAL RETURN BOND                  MONEY MARKET
                                            PORTFOLIO                       PORTFOLIO                        PORTFOLIO
                                  -----------------------------   -----------------------------   -------------------------------
                                    SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                      ENDED         YEAR ENDED        ENDED         YEAR ENDED         ENDED         YEAR ENDED
                                  APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000   OCTOBER 31,    APRIL 30, 2000     OCTOBER 31,
                                   (UNAUDITED)         1999        (UNAUDITED)         1999         (UNAUDITED)         1999
                                  --------------   ------------   --------------   ------------   ---------------   -------------

FROM OPERATIONS:
  Net Investment Income (Loss)     $  2,440,731    $  2,788,141    $  5,522,258    $  6,925,203   $     5,163,080   $   4,396,358
  Net Realized Gain (Loss) on
    Investments                         666,621       3,669,326        (780,656)     (3,407,117)            1,331           2,986
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                    8,001,385      11,102,698        (887,587)     (3,235,236)               --              --
                                   ------------    ------------    ------------    ------------   ---------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                         11,108,737      17,560,165       3,854,015         282,850         5,164,411       4,399,344
                                   ------------    ------------    ------------    ------------   ---------------   -------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds      85,979,851     169,163,603      77,834,976     163,559,170     1,498,172,479     398,826,561
  Withdrawals by Feeder Funds       (40,701,050)    (38,155,462)    (85,238,884)    (47,117,698)   (1,480,450,222)   (261,147,912)
                                   ------------    ------------    ------------    ------------   ---------------   -------------
Net Increase in Net Assets from
  Capital Transactions               45,278,801     131,008,141      (7,403,908)    116,441,472        17,722,257     137,678,649
                                   ------------    ------------    ------------    ------------   ---------------   -------------
      Total Increase in Net
        Assets                       56,387,538     148,568,306      (3,549,893)    116,724,322        22,886,668     142,077,993
NET ASSETS:
  Beginning of Period               212,018,533      63,450,227     176,099,488      59,375,166       191,083,790      49,005,797
                                   ------------    ------------    ------------    ------------   ---------------   -------------
  End of Period                    $268,406,071    $212,018,533    $172,549,595    $176,099,488   $   213,970,458   $ 191,083,790
                                   ============    ============    ============    ============   ===============   =============

See Notes to Financial Statements.

SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                               Ratio of Expenses to
                                                                               Average Net Assets(4)
                                                                            ---------------------------
                                                Net Assets at   Portfolio      Net      Expenses Before   Ratio of Net Investment
                                     Period     End of Period   Turnover    Operating      Fees Paid         Income (Loss) to
                                     Ended       (in 000's)       Rate      Expenses     Indirectly**      Average Net Assets(4)
                                    --------    -------------   ---------   ---------   ---------------   -----------------------

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO:
- ------------------------------------
- ------------------------------------
                                    04/30/00*    $   71,373         28%       1.28%          1.30%                  0.02%
                                    10/31/99         36,579         31%       1.57%          1.58%                  0.20%
                                    10/31/98         15,021         20%       2.60%          2.60%                 (0.67%)
                                    10/31/97(1)       3,497          1%       6.26%          6.26%                 (3.78%)
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:
- ------------------------------------
- ------------------------------------
                                    04/30/00*    $2,430,379         10%       1.05%          1.05%                  0.10%
                                    10/31/99      1,324,283         47%       1.08%          1.09%                  0.12%
                                    10/31/98        154,238         77%       1.27%          1.27%                  0.17%
                                    10/31/97(1)       7,983         83%       2.79%          2.79%                  0.69%
ASMT INVESCO
EQUITY INCOME PORTFOLIO:
- ------------------------------------
- ------------------------------------
                                    04/30/00*    $  268,406         35%       0.87%          0.92%                  2.07%
                                    10/31/99        212,019         66%       0.90%          0.93%                  2.11%
                                    10/31/98         63,450         70%       1.13%          1.13%                  2.11%
                                    10/31/97(2)       6,503         46%       2.66%          2.66%                  2.39%
ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO:
- ------------------------------------
- ------------------------------------
                                    04/30/00*    $  172,550        101%       0.80%          0.80%                  6.29%
                                    10/31/99        176,099        145%       0.81%          0.81%                  5.90%
                                    10/31/98         59,375        418%       1.07%          1.07%                  5.05%
                                    10/31/97(2)       5,025         93%       2.22%          2.22%                  3.51%
ASMT JPM
MONEY MARKET PORTFOLIO:
- ------------------------------------
- ------------------------------------
                                    04/30/00*    $  213,970        N/A        0.58%          0.58%                  4.86%
                                    10/31/99        191,084        N/A        0.63%          0.63%                  4.43%
                                    10/31/98         49,006        N/A        0.72%          0.72%                  4.69%
                                    10/31/97(3)       1,995        N/A        3.91%          3.91%                  1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.
 *  Unaudited.
**  Includes commissions received by American Skandia Marketing, Incorporated under the Trust's Distribution Plan as described in Note 3 to the Financial
    Statements.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

APRIL 30, 2000

(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at
April 30, 2000, consisted of five diversified portfolios: ASMT T. Rowe Price
International Equity Portfolio ("International Equity"), ASMT Janus Capital
Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio
("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"),
and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities
Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of April 30, 2000, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange

gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract
("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)
or sell (in the case of a put option) the underlying security of the contract.
The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the
Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate,

                                                   AMERICAN SKANDIA MASTER TRUST

foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or
"floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

     Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

SECURITIES LOANS -- Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the
Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

     At April 30, 2000, securities lending activities are summarized as follows:

                                          MARKET
                                           VALUE
                                       OF SECURITIES    MARKET VALUE     INCOME FROM
                                          ON LOAN       OF COLLATERAL     LENDING*
                                       -------------    -------------    -----------

Capital Growth                         $505,118,249     $501,213,967      $286,400
Equity Income                            37,630,274       38,528,988        28,610

* Income earned for the period is included in interest income on the Statements of Operations.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADVISORY FEES -- The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment
Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services.
The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: Rowe Price-Fleming International, Inc., a United Kingdom
Corporation, for International Equity; Janus Capital Corporation for Capital
Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment
Management Co. for Total Return Bond; and J. P. Morgan Investment Management
Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income,
Total Return Bond, and Money Market Portfolios, respectively.

     On May 1, 2000, American Century Investment Management, Inc. will become the Sub-advisor to International Equity and the name of the Portfolio will change to ASMT American Century International Growth Portfolio ("International
Growth").

MANAGEMENT OF THE TRUST -- Certain officers and trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested trustees.

DISTRIBUTOR -- The Trust has adopted a Distribution Plan (the "Plan") under Rule
12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia
Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of shares of the American Skandia Advisor Funds,
Inc. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for
"introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and
a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. From November 1, 1999 to April 30, 2000, commissions received by ASMI totaled $100,254.

4. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios will be treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the
Internal Revenue Code applicable to regulated investment companies.

                                                   AMERICAN SKANDIA MASTER TRUST

5. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the period ended April 30, 2000, were as follows:

                                                           PURCHASES           SALES
                                                         --------------    --------------

International Equity                                     $  40,545,116      $ 13,481,208
Capital Growth                                           1,020,704,951       168,617,432
Equity Income                                              113,458,061        78,238,837
Total Return Bond                                          133,058,620       111,068,568

     Purchases and sales of U.S. government securities, during the period ended
April 30, 2000, were as follows:

                                                           PURCHASES           SALES
                                                         --------------    --------------

Equity Income                                            $   6,611,526      $  1,584,824
Total Return Bond                                           97,442,886        84,921,475

     At April 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                                NET
                                            GROSS            GROSS           UNREALIZED
                         AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION
                            COST         APPRECIATION     DEPRECIATION     (DEPRECIATION)
                       --------------    ------------    --------------    --------------

International Equity   $   57,022,683    $11,122,313     $   2,124,590      $  8,997,723
Capital Growth          1,936,850,904    658,146,613       120,224,738       537,921,875
Equity Income             250,275,210     32,421,319        10,894,240        21,527,079
Total Return Bond         211,986,390      1,046,636         4,840,148        (3,793,512)
Money Market              217,321,647             --                --                --

6. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the period ended April 30, 2000, were as follows:

                                                                 TOTAL RETURN BOND
                                                             --------------------------
                                                             NUMBER OF
                                                             CONTRACTS         PREMIUM
                                                             ---------        ---------

          Balance at beginning of period                        314             204,067
          Written                                               638             246,558
          Expired                                              (613)           (226,157)
          Exercised                                              --                  --
          Closed                                                (73)            (52,856)
                                                               ----           ---------
          Balance at end of period                              266             171,612
                                                               ====           =========

     At April 30, 2000, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7. LINE OF CREDIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. During the period ended April 30, 2000, there were no borrowings under the agreement.

Board of Directors

Gordon C. Boronow
Jan R. Carendi
David E. A. Carson
Julian A. Lerner
Thomas M. Mazzaferro
Thomas M. O'Brien
F. Don Schwartz

[STAR GRAPHIC]

Investment Manager
American Skandia Investment Services, Incorporated
Shelton, CT 06484

Distributor
American Skandia Marketing, Incorporated
Shelton, CT 06484

Transfer Agent
Boston Financial Data Services, Inc.
Quincy, MA 02171

Administrator
PFPC Inc.
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

Custodian
FOR DOMESTIC SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN DOMESTIC
SECURITIES:
PNC Bank
Philadelphia, PA 19113

CO-CUSTODIAN FOR FOREIGN SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY
IN DOMESTIC SECURITIES AND CUSTODIAN FOR FUNDS AND PORTFOLIOS INVESTING
PRIMARILY IN FOREIGN SECURITIES:
The Chase Manhattan Bank
New York, NY 11201

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, PA 19103

Shares of the American Skandia Advisor Funds are:

- -   not deposits or obligations of, or guaranteed or endorsed by, any bank institution;

- -   not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency;

- -   subject to investment risk, including the possible loss of the principal amount invested.

The report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

For more information, including a prospectus, contact American Skandia
Marketing, Incorporated.

One Corporate Drive
P.O. Box 883
Shelton, CT 06484
Telephone: 800-752-6342 (800-SKANDIA)
Website: www.americanskandia.com

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1999

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                        ASAF JANUS SMALL-CAP GROWTH FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
                    ASAF LORD ABBETT GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

FOREIGN STOCK -- 88.0%
  AUSTRALIA -- 5.7%
    Challenger
      International           58,825    $   153,693
    Chip Application*         49,900         47,380
    Davnet Ltd.*             255,850        117,388
    LibertyOne Ltd.*          62,625         77,420
    Multiemedia.Com Ltd.*    265,875         67,771
    Novogen Ltd.*             37,475         80,000
    PowerLan Ltd.144A         21,375         49,989
    Sausage Software Ltd.*    20,925         36,669
    Solution 6 Holdings
      Ltd.*                   10,900         47,788
    Solutions Ltd.*           74,075        109,041
    Sonic Healthcare Ltd.     11,575         44,994
    Westel Group Ltd.*       447,850         97,032
    Wine Planet Holdings
      Ltd.*                  279,725         41,889
                                        -----------
                                            971,054
                                        -----------
  BELGIUM -- 0.3%
    Creyf's SA*                1,975         49,508
                                        -----------
  CANADA -- 1.5%
    Agnico Eagle Mines Ltd.    6,075         48,942
    Eldorado Gold Corp.*      30,725         20,889
    Genesis Microchip,
      Inc.*                    2,650         43,394
    Goldcorp, Inc.*            7,475         48,278
    Meridian Gold, Inc.*       6,450         46,701
    Xenos Group, Inc.*144A     7,450         53,941
                                        -----------
                                            262,145
                                        -----------
  DENMARK -- 1.7%
    Damgaard AS*               2,275        120,635
    Vestas Wind Systems AS
      144A*                    1,275        166,767
                                        -----------
                                            287,402
                                        -----------
  EGYPT -- 0.4%
    Commercial
      International Bank
      [GDR]*144A               6,250         74,636
                                        -----------
  FINLAND -- 1.9%
    JOT Automation Group
      Oyj                     48,750        251,069
    Perlos Oyj*                3,550         58,207
    PMJ automec Oyj            1,350          8,386
                                        -----------
                                            317,662
                                        -----------
  FRANCE -- 5.8%
    ALTEN                        875         95,554
    Cegid*                       375         70,355
    Colas SA*                    675        139,551
    Consodata SA*              7,075        133,851
    FI System                    875         87,368
    Genesys*                   1,175         22,983
    Infogrames
      Entertainment SA*          850         78,708
    IPSOS*                     1,725         87,661
    Mecatherm SA               1,625         61,486
    Neopost SA*                3,375        116,706
    NRJ SA*                      275         85,555
                                        -----------
                                            979,778
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  GERMANY -- 8.2%
    Brokat Infosystems AG*       950    $   113,329
    Ce Consumer Electronic
      AG                       1,850        166,250
    Fantastic Corp.*           1,225         84,977
    GFK AG*144A               11,225        316,186
    Intershop
      Communications AG*       2,175        268,609
    Kabel New Media*           5,325         74,438
    Kamps AG*                  1,975        108,981
    Telegate AG*               3,500        119,557
    Zapf Creation AG*          3,975        136,827
                                        -----------
                                          1,389,154
                                        -----------
  GREECE -- 0.5%
    Ideal Group SA*            1,950         80,156
    Intralot SA*                 350          8,922
                                        -----------
                                             89,078
                                        -----------
  HONG KONG -- 2.7%
    APT Satellite Holdings     5,500          2,832
    ASM Pacific Technology
      Ltd.                    28,000         32,975
    Automated Systems
      Holdings Ltd.          348,000        179,162
    Celestial Asia
      Securities Holdings
      Ltd.*                  860,000         85,230
    China Everbright Ltd.
      Warrants               410,000         65,963
    China Pharmaceutical,
      Inc.                    80,000         14,621
    Computer & Technologies
      Holdings Ltd.*         206,000         53,028
    JCG Holdings Ltd.         56,000         30,453
                                        -----------
                                            464,264
                                        -----------
  INDONESIA -- 0.1%
    PT Kalbe Farma*          116,000         14,447
                                        -----------
  IRELAND -- 1.6%
    Grafton Group PLC          1,975         43,592
    Iaws Group PLC             9,575         47,300
    ITG Group PLC*             8,650         58,641
    Jurys Doyle Hotel Group
      PLC                      4,775         41,154
    Kingspan Group PLC*       16,000         40,024
    Waterford Wedgwood PLC    42,900         45,541
                                        -----------
                                            276,252
                                        -----------
  ISRAEL -- 0.8%
    BATM Advanced
      Communications Ltd.      2,750        143,159
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

ITALY -- 3.2%
    Buffetti SPA              10,025    $    83,135
    ERG SPA                   29,100         92,674
    Gruppo Coin SPA*          18,200        179,814
    Tiscali SPA*144A           1,400         96,249
    Trenno (Societa) SPA*     12,675         93,654
                                        -----------
                                            545,526
                                        -----------
  JAPAN -- 24.2%
    Able, Inc.*                2,000        183,978
    Acces Co. Ltd.*                1        147,566
    Alpha Systems, Inc.        2,000        277,883
    Arcland Sakamoto Co.
      Ltd.*                    5,000         83,844
    Arrk Corp.*                3,000        106,363
    Avex, Inc.*                  800        168,647
    Cecile Co. Ltd.            1,200         58,873
    Chiyoda Integre Co.
      Ltd.*                    7,000        114,699
    Cresco Ltd.*               1,500        127,923
    Daisyo Corp.*              4,000         54,235
    Fuso Lexel, Inc.*          7,000        146,895
    H.I.S. Co. Ltd.            4,160        165,427
    Happinet Corp.*              900         51,744
    Ichiyoshi Securities
      Co. Ltd.*                6,000         37,486
    Japan Lifeline Co.
      Ltd.*                    1,000         22,039
    Kappa Create Co. Ltd.*     4,000        126,485
    Koei Co. Ltd.*             2,400         92,679
    Komatsu Electronic
      Metals Co. Ltd.*         3,800         39,325
    Kuroda Electric Co.
      Ltd.*                      200         11,460
    Matsuya Foods Co. Ltd*     2,000        137,601
    Medical Support Co.
      Ltd.*                    1,000         46,857
    Megane Top Co. Ltd.*       4,000        176,313
    Meiki Co. Ltd.*            6,000        139,996
    Mimasu Semiconductor
      Industry Co. Ltd.*       3,700         77,113
    Musashi Seimitsu
      Industry Co.*            3,000         43,120
    New Japan Radio Co.
      Ltd.*                    1,000          8,528
    NIDEC Copal Electronics
      Corp.*                   8,000        125,719
    Nishimatsuya Chain Co.
      Ltd.*                    3,000        143,733
    Nitori Co.*                1,000         41,204
    Okamura Corp.             26,000         97,164
    Paltek Corp.*              2,000         99,655
    PCA Corp.*                 1,418         65,900
    Q'Sai Co. Ltd.*            1,000         68,896
    Star Micronics Co.
      Ltd.*                    5,000         69,950
    Stella Chemifa Corp.*      2,000        121,694
    Tanseisha Co. Ltd.*        7,500         50,307
    Toyo Corp.*                3,000         81,928
    Uchida Yoko Co. Ltd.*     27,000        250,958
    Yokowo Co. Ltd.*          13,000        222,355
                                        -----------
                                          4,086,542
                                        -----------
  NETHERLANDS -- 0.2%
    Detron Group NV*           2,200         27,748
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  NORWAY -- 0.4%
    Norman ASA*               15,950    $    75,230
                                        -----------
  PORTUGAL -- 0.6%
    ParaRede SGPS SA*          9,275         97,485
                                        -----------
  SINGAPORE -- 0.7%
    Elec & Eltek
      International Co.
      Ltd.                    23,000         78,200
    Informatics Holdings
      Ltd.*                   48,000         23,368
    NatSteel Broadway Ltd.    13,000         23,140
                                        -----------
                                            124,708
                                        -----------
  SOUTH AFRICA -- 0.8%
    Edgars Consolidated
      Stores Ltd.              4,700         45,891
    JD Group Ltd.              6,300         40,394
    Specialised Outsourcing
      Ltd.                    11,400         56,396
                                        -----------
                                            142,681
                                        -----------
  SPAIN -- 0.2%
    Transportes Azkar SA       3,250         28,420
                                        -----------
  SWEDEN -- 5.4%
    A-Com AB*144A              9,800        113,010
    Allgon AB Cl-B            13,350        179,876
    Connecta AB*144A           2,150         31,317
    Enlight Interactive AB
      Cl-B*                      725          8,360
    HiQ International AB*      3,675        104,832
    Information Highway AB     3,700        121,713
    JM Byggnads och
      Fastighets AB            2,050         38,570
    Technology Nexus AB*       2,975         25,098
    Telelogic AB*              7,550        123,722
    Teligent AB*              16,950        163,570
                                        -----------
                                            910,068
                                        -----------
  SWITZERLAND -- 5.5%
    Edipresse SA                 240         98,757
    Esec Holdings AG              60         90,567
    Gretag Imaging Group         700         88,663
    Kaba Holding AG Cl-B*        230        169,058
    Kudelski SA*                  15         62,412
    Micronas Semiconductor
      Holding AG                 900        172,471
    Selecta Group                 75         26,530
    Straumann AG                 365        161,691
    Swisslog Holding AG          400         62,937
                                        -----------
                                            933,086
                                        -----------
  UNITED KINGDOM -- 15.6%
    Autonomy Corp. PLC*        8,050        174,283
    Baltimore Technologies
      PLC*                     4,050        124,606
    Bloomsbury Publishing
      PLC*                     8,350         69,535

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

    Capital Radio PLC          4,850    $    79,504
    Dialog Semiconductor
      PLC* 144A               10,450        269,094
    Eidos PLC [ADR]*           3,125        218,164
    Electronics Boutique
      PLC*                    42,775         68,084
    F.I. Group PLC             6,050         51,722
    Guardian IT PLC           11,275        123,033
    Incepta Group PLC         31,300         32,614
    Independent Energy
      Holdings PLC [ADR]*      6,800        184,025
    Kewill Systems PLC        13,350        147,866
    Matalan PLC                7,775        173,509
    Pace Micro Tech PLC       11,700         52,460
    Psion PLC                  5,625        141,220
    Redstone Telecom PLC       6,800         21,926
    RM PLC                     7,325         75,123
    Select Appointments
      Holdings PLC*           12,500        214,548
    Trafficmaster PLC*         5,450         44,715
    VideoLogic Group PLC*     19,400         54,117
    Wetherspoon, (J.D.) PLC   13,150         73,257
    Whatman PLC                7,025        126,801
    Xaar PLC*                 44,325         99,281
                                        -----------
                                          2,619,487
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $13,870,125)                     14,909,520
                                        -----------
U.S. STOCK -- 1.9%
  COMPUTER SERVICES & SOFTWARE -- 1.1%
    4front Technologies,
      Inc.*                    7,550        102,868
    BackWeb Technologies
      Ltd.*                    4,425         93,202
                                        -----------
                                            196,070
                                        -----------
  TELECOMMUNICATIONS --0.8%
    AudioCodes Ltd.*           2,150        130,075
                                        -----------
TOTAL U.S. STOCK
  (Cost $349,603)                           326,145
                                        -----------

---------------------------------------------------
                               PAR
                              (000)          VALUE
---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.5%
    Federal Mortgage Corp.
      5.16%, 11/01/99
  (Cost $1,951,000)          $ 1,951    $ 1,951,000
                                        -----------
TOTAL INVESTMENTS -- 101.4%
  (Cost $16,170,728)                     17,186,665
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.4%)                         (245,076)
                                        -----------
NET ASSETS -- 100.0%                    $16,941,589
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 1999:

                                                                   UNREALIZED
SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS     APPRECIATION
MONTH         TYPE       RECEIVE          FOR        AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------

11/99        Buy AUD        67,331    $   43,442    $   42,922      $  (520)
 11/99       Buy EUR       226,103       239,433       237,779       (1,654)
11/99        Buy GBP       136,851       226,657       224,616       (2,041)
11/99        Buy HKD       188,432        24,252        24,251           (1)
11/99        Buy JPY    36,104,931       346,034       346,183          149
11/99        Buy SEK     1,267,707       154,679       153,938         (741)
                                      ----------    ----------      -------
                                      $1,034,497    $1,029,689      $(4,808)
                                      ==========    ==========      =======

                                                                   UNREALIZED
SETTLEMENT              CONTRACTS TO   IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH          TYPE       DELIVER          FOR       AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------

11/99        Sell CHF       120,198     $ 78,974     $ 78,929       $    45
11/99        Sell EUR        26,511       27,920       27,893            27
11/99        Sell GBP        36,507        8,444        8,387            57
11/99        Sell JPY    27,656,392      263,007      265,209        (2,202)
11/99        Sell SGD         8,130        4,868        4,890           (22)
                                        --------     --------       -------
                                        $383,213     $385,308       $(2,095)
                                        ========     ========       =======

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 1999. Percentages are based on net assets.

INDUSTRY
--------

Automotive Parts                              0.3%
Beverages                                     0.2%
Broadcasting                                  1.0%
Building Materials                            0.5%
Business Services                             5.0%
Chemicals                                     0.7%
Clothing & Apparel                            1.1%
Computer Hardware                             1.9%
Computer Services & Software                 22.6%
Conglomerates                                 0.5%
Construction                                  1.3%
Electronic Components & Equipment             9.7%
Entertainment & Leisure                       2.7%
Financial -- Bank & Trust                     0.4%
Financial Services                            2.1%
Food                                          3.0%
Hotels & Motels                               0.2%
Machinery & Equipment                         4.1%
Medical Supplies & Equipment                  1.9%
Metals & Mining                               1.0%
Office Equipment                              2.1%
Oil & Gas                                     0.5%
Pharmaceuticals                               0.9%
Printing & Publishing                         1.6%
Real Estate                                   2.0%
Retail & Merchandising                        6.4%
Semiconductors                                5.5%
Telecommunications                            5.6%
Transportation                                1.1%
Utilities                                     2.1%
                                             -----
TOTAL                                        88.0%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.8% of net assets.

See Notes to Financial Statements.

ASAF JANUS SMALL-CAP
GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

COMMON STOCK -- 84.4%
  ADVERTISING -- 4.0%
    DoubleClick, Inc.*       17,605    $  2,464,700
    Lamar Advertising Co.*   72,875       3,935,250
    TMP Worldwide, Inc.*     36,200       2,260,238
                                       ------------
                                          8,660,188
                                       ------------
  BROADCASTING -- 7.5%
    Acme Communications,
      Inc.*                  39,420       1,419,120
    ACTV, Inc.*              68,435       1,082,129
    Citadel Communications
      Corp.*                 72,805       3,517,392
    Cox Radio, Inc. Cl-A*    30,970       2,167,900
    Cumulus Media, Inc.
      Cl-A*                  58,255       2,089,898
    Entercom
      Communications
      Corp.*                 27,460       1,367,851
    Radio One, Inc.*         31,350       1,563,581
    Radio Unica Corp.*       48,550       1,389,744
    TIVO, Inc.*              25,185       1,079,807
    Wink Communications,
      Inc.*                  12,570         441,521
                                       ------------
                                         16,118,943
                                       ------------
  BUSINESS
    SERVICES -- 10.4%
    Adelphia Business
      Solutions, Inc.*       69,905       1,983,554
    Appnet Systems, Inc.*    45,815       1,995,816
    Brightpoint, Inc.*       61,605         483,214
    CIBER, Inc.*             32,325         527,302
    F5 Networks, Inc.*        9,270       1,286,213
    Foundry Networks,
      Inc.*                   6,245       1,183,428
    Informatica Corp.*       31,765       2,295,021
    Insweb Corp.*            24,745         445,410
    Internet Capital
      Group, Inc. Rights*       827          96,242
    Interwoven, Inc.*        13,220       1,036,118
    Jupiter
      Communications,
      Inc.*                  10,155         349,078
    Liberate Technologies,
      Inc.*                  59,060       4,023,463
    Pegasus Systems, Inc.*   27,115       1,159,166
    Phone.com, Inc.*         23,000       4,726,499
    Tanning Technology
      Corp.*                 27,250         957,156
                                       ------------
                                         22,547,680
                                       ------------
  CAPITAL GOODS -- 0.3%
    Mettler-Toledo
      International, Inc.*   22,510         671,079
                                       ------------
  COMPUTER HARDWARE -- 1.0%
    Insight Enterprises,
      Inc.*                  48,267       1,803,979
    Paradyne Networks,
      Inc.*                  12,215         371,031
                                       ------------
                                          2,175,010
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 21.9%
    Active Software, Inc.*    7,390         267,426
    Bluestone Software,
      Inc.*                   9,180         338,513

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------

    Breakaway Solutions,
      Inc.*                   6,375    $    339,070
    Brio Technology, Inc.*   33,710         817,468
    Broadbase Software,
      Inc.*                  20,900         950,950
    BSQUARE Corp.*           19,255         761,776
    Calico Commerce, Inc.*   14,185         883,016
    Commerce One, Inc.*      30,715       5,259,943
    Concentric Network
      Corp.*                 89,640       2,297,025
    Cysive, Inc.*             6,850         394,303
    E.piphany, Inc.*          6,010         516,860
    ECsoft Group PLC
      [ADR]*                  5,065          68,378
    Emulex Corp.*            10,615       1,655,277
    Exodus Communications,
      Inc.*                  53,000       4,557,999
    Globix Corp.*            53,825       1,937,700
    internet.com LLC*        12,690         253,800
    Interspeed, Inc.*        13,630         150,782
    Intertrust
      Technologies Corp.*    39,345       2,144,303
    Jacada, Ltd.*            15,355         222,648
    JNI Corp.*                5,025         268,523
    Kana Communications,
      Inc.*                   7,280         612,430
    Keynote Systems, Inc.*    6,735         305,601
    Launch Media, Inc.*       8,120          88,305
    Marimba, Inc.*           20,455         582,968
    NaviSite, Inc.*          34,040       1,599,880
    Netcentives, Inc.*       28,370         475,198
    Netiq Corp.*              4,530         206,964
    Portal Software, Inc.*   21,585       1,411,119
    Quest Software, Inc.*     4,915         362,481
    Radware Ltd.*             7,175         369,064
    Razorfish, Inc.*         48,730       3,593,837
    Scient Corp.*            16,155       2,001,201
    Silverstream Software,
      Inc.*                  15,255         795,167
    Software.com, Inc.*      25,500       1,716,469
    Verio, Inc.*            117,765       4,394,106
    VerticalNet, Inc.        76,500       4,283,999
    Vitria Technology,
      Inc.*                   5,970         393,647
    Vixel Corp.*              2,655          84,960
                                       ------------
                                         47,363,156
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Action Performance
      Companies, Inc.*       30,070         611,737
    Bally Total Fitness
      Holdings Corp.*        22,815         548,986
    Critical Path, Inc.*     15,415         705,236
    Martha Stewart Living
      Omnimedia, Inc.*       11,105         409,497
                                       ------------
                                          2,275,456
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    Applied Micro Circuits
      Corp.*                 27,050       2,104,828
    Dionex Corp.*            36,070       1,602,861

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

    Galileo Technology Ltd.* 63,020    $  1,441,583
    Pittway Corp. Cl-A       36,570       1,206,810
    RF Micro Devices,
      Inc.*                  83,275       4,299,071
    Sawtek, Inc.*            48,135       1,973,535
                                       ------------
                                         12,628,688
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.6%
    Ackerley Group, Inc.      8,355         139,424
    Championship Auto
      Racing Teams, Inc.*    52,125       1,195,617
    Playboy Enterprises,
      Inc. Cl-B*             40,705       1,043,066
    Premier Parks, Inc.*     73,220       2,118,804
    SFX Entertainment,
      Inc. Cl-A*             87,190       3,046,200
    World Wrestling
      Federation
      Entertainment, Inc.*   12,140         292,878
                                       ------------
                                          7,835,989
                                       ------------
  FINANCIAL -- BANK & TRUST -- 0.2%
    Digital Insight Corp.*    6,340         251,222
    Doral Financial Corp.    17,080         218,838
                                       ------------
                                            470,060
                                       ------------
  FINANCIAL
    SERVICES -- 0.8%
    Investors Financial
      Service Corp.          45,125       1,669,625
                                       ------------
  FOOD -- 0.6%
    Whole Foods Market,
      Inc.*                  37,245       1,266,330
                                       ------------
  HEALTHCARE
    SERVICES -- 1.4%
    Accredo Health, Inc.*    37,245       1,229,085
    Apria Healthcare
      Group, Inc.*           92,750       1,466,609
    InfoCure Corp.*          17,180         270,585
                                       ------------
                                          2,966,279
                                       ------------
  INSURANCE -- 0.6%
    Blanch, (E.W.)
      Holdings, Inc.         15,715       1,017,546
    StanCorp Financial
      Group, Inc.            11,330         287,499
                                       ------------
                                          1,305,045
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Celera Genomics Group*    9,300         363,863
    Invitrogen Corp.*        57,030       1,425,750
    ViroPharma, Inc.*        13,615         284,213
                                       ------------
                                          2,073,826
                                       ------------
  PERSONAL SERVICES --0.2%
    Career Education
      Corp.*                 14,230         313,060
    Corinthian Colleges,
      Inc.*                   3,415          66,593
                                       ------------
                                            379,653
                                       ------------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------

  PHARMACEUTICALS -- 6.4%
    Abgenix, Inc.*            3,100    $    137,563
    ChiRex, Inc.*            45,755       1,292,579
    Enzon, Inc.*            193,475       5,671,235
    MedImmune, Inc.*         13,340       1,494,080
    Priority Healthcare
      Corp. Cl-B*            27,855         558,841
    Professional
      Detailing, Inc.*       25,740         643,500
    QLT PhotoTherapeutics,
      Inc.*                  94,800       4,017,150
                                       ------------
                                         13,814,948
                                       ------------
  PRINTING & PUBLISHING -- 1.5%
    Valassis
      Communications,
      Inc.*                  73,055       3,141,365
                                       ------------
  RETAIL & MERCHANDISING -- 2.7%
    Ames Department
      Stores, Inc.*          67,575       2,141,282
    Beyond.com Corp.*        59,510         550,468
    Liquid Audio, Inc.*         995          35,074
    pcOrder.com, Inc.*       16,725         827,888
    Rent-Way, Inc.*          35,530         590,686
    REX Stores Corp.*         4,615         132,104
    School Specialty,
      Inc.*                  98,890       1,464,808
                                       ------------
                                          5,742,310
                                       ------------
  SEMICONDUCTORS -- 7.0%
    Alpha Industries,
      Inc.*                  64,197       3,546,884
    ATMI, Inc.*              68,555       1,846,700
    Kopin Corp.*              6,810         286,020
    NVIDIA Corp.*            19,600         433,650
    Quicklogic Corp.*        20,470         376,136
    SDL, Inc.*               56,635       6,983,804
    Silicon Image, Inc.*      9,855         435,468
    TriQuint
      Semiconductor, Inc.*   13,355       1,068,400
                                       ------------
                                         14,977,062
                                       ------------
  TELECOMMUNICATIONS -- 5.5%
    Allied Riser
      Communications
      Corp.*                 88,300       1,594,919
    Caprock Communications
      Corp.*                 17,845         514,159
    Ditech Communications
      Corp.*                 12,065       1,060,212
    Efficient Networks,
      Inc.*                   4,410         187,425
    MCK Communications,
      Inc.*                   4,990         112,275
    Spanish Broadcasting
      Systems, Inc.*        100,900       2,686,462
    Splitrock Services,
      Inc.*                  49,145       1,075,047
    Terayon Communication
      Systems, Inc.*         31,250       1,367,188

ASAF JANUS SMALL-CAP
GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

    Viatel, Inc.*            62,425    $  2,083,434
    WinStar
      Communications,
      Inc.*                  31,485       1,222,012
                                       ------------
                                         11,903,133
                                       ------------
  UTILITIES -- 0.8%
    Avista Corp.             90,785       1,634,130
                                       ------------
TOTAL COMMON STOCK
  (Cost $135,334,600)                   181,619,955
                                       ------------
FOREIGN STOCK -- 1.4%
  AUTOMOBILE MANUFACTURERS -- 0.0%
    Ducati Motor Holding
      SPA -- (ITL)*          17,757          50,522
                                       ------------
  ENTERTAINMENT & LEISURE -- 0.3%
    Corporacion
      Interamericana de
      Entretenimento --
      (MXP)*                268,100         723,653
                                       ------------
  TELECOMMUNICATIONS -- 1.1%
    Cogeco Cable, Inc. --
      (CAD)*                 65,217         964,355
    Moffat Communications
      Ltd. -- (CAD)*         82,353       1,203,745
                                       ------------
                                          2,168,100
                                       ------------
TOTAL FOREIGN STOCK
  (Cost $2,911,274)                       2,942,275
                                       ------------

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.5%
    Federal Home Loan
      Mortgage Corp.
      5.16%, 11/01/99-
         12/09/99
  (Cost $20,345,533)        $20,400    $ 20,342,984
                                       ------------
COMMERCIAL PAPER -- 4.6%
    Prudential Funding
      Corp.
      5.20%, 11/01/99
  (Cost $10,000,000)         10,000      10,000,000
                                       ------------

                             SHARES
                             ------

SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment
      Cash Fund             210,389         210,389
    Temporary Investment
      Fund
                            210,389         210,389
                                       ------------
  (Cost $420,778)                           420,778
                                       ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $169,012,185)                   215,325,992
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)                         (113,908)
                                       ------------
NET ASSETS -- 100.0%                   $215,212,084
                                       ============

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

COMMON STOCK -- 94.3%
  AIRLINES -- 1.6%
    Midwest Express
      Holdings, Inc.*         33,200    $   973,175
                                        -----------
  AUTOMOTIVE PARTS -- 1.7%
    Myers Industries, Inc.    29,410        413,578
    OEA, Inc.                 55,600        382,250
    TBC Corp.*                41,600        284,700
                                        -----------
                                          1,080,528
                                        -----------
  BUILDING MATERIALS -- 9.9%
    Cameron Ashley Building
      Products, Inc.*         50,600        436,425
    Giant Cement Holding,
      Inc.*                   16,500        315,563
    Gibraltar Steel Corp.     26,600        650,038
    Lone Star Technologies,
      Inc.*                   35,600        745,374
    Modine Manufacturing
      Co.                     23,500        584,563
    Republic Group, Inc.      44,500        767,624
    Skyline Corp.             26,600        661,675
    Synthetic Industries,
      Inc.*                   35,300        997,224
    Thomas Industries, Inc.   28,700        513,013
    U.S. Aggregates, Inc.*    35,300        421,394
                                        -----------
                                          6,092,893
                                        -----------
  BUSINESS SERVICES -- 1.1%
    IT Group, Inc.*           70,300        694,213
                                        -----------
  CHEMICALS -- 2.2%
    Arch Chemicals, Inc.      33,200        489,700
    Schulman, (A.), Inc.      25,900        403,069
    TETRA Technologies,
      Inc.*                   55,300        459,681
                                        -----------
                                          1,352,450
                                        -----------
  CLOTHING & APPAREL -- 1.1%
    Dan River, Inc. Cl-A*     55,500        294,844
    Unifi, Inc.*              30,600        367,200
                                        -----------
                                            662,044
                                        -----------
  COMPUTER HARDWARE -- 0.8%
    Analogic Corp.            17,700        464,625
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 3.4%
    Analysts International
      Corp.                   41,200        481,525
    CompuCom Systems, Inc.*   70,600        227,244
    Progress Software*        22,100        740,350
    SPSS, Inc.*               37,700        669,175
                                        -----------
                                          2,118,294
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc.                31,100        215,756
    Packaged Ice, Inc.*       58,900        198,788
                                        -----------
                                            414,544
                                        -----------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------

  CONTAINERS & PACKAGING -- 4.6%
    Aptargroup, Inc.          35,300    $   948,688
    Ivex Packaging Corp.*     49,500        467,156
    Liqui-Box Corp.           15,500        852,500
    Shorewood Packaging
      Corp.*                  44,700        567,131
                                        -----------
                                          2,835,475
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 8.8%
    Electro Rental Corp.*     66,600        799,200
    FLIR Systems, Inc.*       30,600        434,138
    Franklin Electric Co.,
      Inc.                     9,000        649,125
    Landauer, Inc.            14,800        379,250
    Littelfuse, Inc.*         49,900      1,110,274
    Methode Electronics,
      Inc. Cl-A               61,900        990,399
    Nichols Research Corp.*   23,400        668,363
    Pioneer-Standard
      Electronics, Inc.       28,700        374,894
                                        -----------
                                          5,405,643
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources,
      Inc.*                   75,300        484,744
    Waterlink, Inc.*          17,900         58,175
                                        -----------
                                            542,919
                                        -----------
  EQUIPMENT SERVICES -- 1.4%
    Cort Business Services
      Corp.*                  33,000        670,313
    Unifirst Corp.            14,600        178,850
                                        -----------
                                            849,163
                                        -----------
  FINANCIAL -- BANK & TRUST -- 5.1%
    Community First
      Bankshares, Inc.        44,700        850,697
    First Republic Bank*      33,400        835,000
    Silicon Valley
      Bancshares*             45,000      1,468,124
                                        -----------
                                          3,153,821
                                        -----------
  FINANCIAL SERVICES -- 5.2%
    Allied Capital Corp.      55,600      1,115,474
    American Capital
      Strategies Ltd.         23,500        492,031
    First Financial Fund,
      Inc.**                  66,600        566,100
    Medallion Financial
      Corp.                   16,500        337,219
    Triad Guaranty, Inc.*     34,400        707,350
                                        -----------
                                          3,218,174
                                        -----------
  FOOD -- 0.8%
    International
      Multifoods Corp.        23,600        498,550
                                        -----------
  FURNITURE -- 0.6%
    Stanley Furniture Co.,
      Inc.*                   17,600        358,600
                                        -----------
  INSURANCE -- 5.3%
    Brown & Brown, Inc.       35,500      1,198,124
    Markel Corp.*              4,100        709,044

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

    Medical Assurance, Inc.*  33,400    $   780,724
    Presidential Life Corp.   23,500        431,813
    PXRE Corp.                15,300        187,425
                                        -----------
                                          3,307,130
                                        -----------
  LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp.       17,700        397,144
                                        -----------
  MACHINERY & EQUIPMENT -- 3.7%
    Alamo Group, Inc.         10,100         83,325
    Carbo Ceramics, Inc.      21,200        551,200
    Smith, (A.O.) Corp.       31,100        754,175
    TransTechnology Corp.     31,100        299,338
    Woodward Governor Co.     23,500        622,750
                                        -----------
                                          2,310,788
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Lunar Corp.*              14,400        100,800
    Ocular Sciences, Inc.*    22,400        411,600
    Owens & Minor, Inc.       77,700        728,438
                                        -----------
                                          1,240,838
                                        -----------
  METALS & MINING -- 2.4%
    Homestake Mining Co.      29,900        250,413
    Layne Christensen Co.*    26,600        217,788
    Material Sciences
      Corp.*                  37,900        471,381
    Penn Virginia Corp.       28,700        561,443
                                        -----------
                                          1,501,025
                                        -----------
  OFFICE EQUIPMENT -- 4.1%
    Aaron Rents, Inc. Cl-A    15,000        231,563
    Aaron Rents, Inc. Cl-B    28,200        445,913
    CompX International,
      Inc.*                   37,000        684,500
    IDEX Corp.                31,100        765,837
    McGrath Rentcorp          23,000        391,000
                                        -----------
                                          2,518,813
                                        -----------
  OIL & GAS -- 3.6%
    Chieftan International,
      Inc.*                   44,700        854,888
    Cross Timbers Oil Co.     55,600        618,550
    Devon Energy Corp.        20,000        777,500
                                        -----------
                                          2,250,938
                                        -----------
  PAPER & FOREST PRODUCTS -- 1.3%
    CSS Industries, Inc.*     11,800        263,288
    Wausau-Mosinee Paper
      Corp.                   40,780        514,847
                                        -----------
                                            778,135
                                        -----------
  PERSONAL SERVICES -- 1.5%
    Matthews International
      Corp. Cl-A              37,900        952,238
                                        -----------
  PHARMACEUTICALS -- 0.5%
    Coulter Pharmaceutical,
      Inc.*                   18,400        312,800
                                        -----------

---------------------------------------------------
                            SHARES           VALUE
---------------------------------------------------

  REAL ESTATE -- 4.8%
    Glenborough Realty
      Trust, Inc. [REIT]      55,600    $   726,274
    Innkeepers USA Trust
      [REIT]                  49,900        430,388
    National Health
      Investors, Inc.
      [REIT]                   5,100         77,138
    Pacific Gulf
      Properties, Inc.
      [REIT]                  33,400        676,350
    Parkway Co. [REIT]        11,800        361,375
    Sun Communities, Inc.
      [REIT]                  22,100        704,437
                                        -----------
                                          2,975,962
                                        -----------
  RESTAURANTS -- 4.1%
    Consolidated Products,
      Inc.*                   44,699        514,039
    RARE Hospitality
      International, Inc.*    37,700        751,644
    Ruby Tuesday, Inc.        67,000      1,277,187
                                        -----------
                                          2,542,870
                                        -----------
  RETAIL & MERCHANDISING -- 4.9%
    Bon-Ton Stores, Inc.*     37,700        174,363
    Casey's General Stores,
      Inc.                    55,300        711,987
    Fred's, Inc.              28,700        344,400
    Goody's Family
      Clothing*               58,800        595,350
    Hancock Fabrics, Inc.     44,700        184,388
    Jo-Ann Stores, Inc.
      Cl-B*                   28,700        364,131
    Stein Mart, Inc.*        100,000        662,499
                                        -----------
                                          3,037,118
                                        -----------
  TRANSPORTATION -- 2.0%
    Hub Group, Inc. Cl-A*     21,600        410,400
    Landstar System, Inc.*    20,000        810,000
                                        -----------
                                          1,220,400
                                        -----------
  UTILITIES -- 3.6%
    Black Hills Corp.         35,300        794,250
    Cleco Corp.               23,500        778,438
    United Water Resources,
      Inc.                    20,000        675,000
                                        -----------
                                          2,247,688
                                        -----------
TOTAL COMMON STOCK
  (Cost $65,228,056)                     58,308,998
                                        -----------
PREFERRED STOCK -- 0.3%
    Cross Timbers Oil Co.
      $1.5625 Cl-A [CVT]
  (Cost $251,075)              7,400        209,050
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                 PAR)
                                (000          VALUE
---------------------------------------------------

COMMERCIAL PAPER -- 5.6%
    Motorola, Inc.
      5.30%, 12/23/99         $1,000    $   992,344
    PPG Industries, Inc.
      5.30%, 11/05/99          1,000        999,411
    Wal-Mart Stores, Inc.
      5.28%, 12/02/99+         1,500      1,493,181
                                        -----------
  (Cost $3,484,936)                       3,484,936
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment
      Cash Fund
  (Cost $1,237,206)          1,237,206  $ 1,237,206
                                        -----------
TOTAL INVESTMENTS -- 102.2%
  (Cost $70,201,273)                     63,240,190
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.2%)                 (1,358,557)
                                        -----------
NET ASSETS -- 100.0%                    $61,881,633
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
** Closed-end fund.
+ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 2.4%
  of net assets.

See Notes to Financial Statements.

                                       27
   31

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------

COMMON STOCK -- 55.5%
  AEROSPACE -- 0.3%
    General Dynamics
      Corp.                   4,300      $    238,381
    United Technologies
      Corp.                   3,100           187,550
                                         ------------
                                              425,931
                                         ------------
  AIRLINES -- 0.1%
    AMR Corp.*                1,900           120,650
    Delta Air Lines, Inc.       600            32,663
                                         ------------
                                              153,313
                                         ------------
  AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co.           13,400           735,325
    General Motors Corp.      4,300           302,075
                                         ------------
                                            1,037,400
                                         ------------
  AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive
      Systems Corp.           2,200            36,163
                                         ------------
  BEVERAGES -- 0.2%
    Anheuser-Busch
      Companies, Inc.         2,500           179,531
    Coors, (Adolph) Co.
      Cl-B                    2,600           144,300
                                         ------------
                                              323,831
                                         ------------
  BROADCASTING -- 0.6%
    CBS Corp.*               15,900           776,119
                                         ------------
  BUILDING MATERIALS -- 0.1%
    Centex Construction
      Products, Inc.          2,700            96,019
                                         ------------
  BUSINESS SERVICES -- 0.2%
    American Management
      Systems, Inc.*            500            12,938
    Navigant Consulting,
      Inc.*                   7,200           205,650
                                         ------------
                                              218,588
                                         ------------
  CAPITAL GOODS -- 0.1%
    Cummins Engine Co.,
      Inc.                    2,200           111,513
                                         ------------
  CHEMICALS -- 1.2%
    Dexter Corp.              5,600           196,350
    Dow Chemical Co.          8,100           957,825
    DuPont, (E.I.) de
      Nemours & Co.           6,500           418,844
                                         ------------
                                            1,573,019
                                         ------------
  CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch
      Co. Cl-A*               1,400            38,150
    AnnTaylor Stores
      Corp.*                  6,700           285,169
    Jones Apparel Group,
      Inc.*                   2,000            63,250
    Tommy Hilfiger Corp.*     5,000           141,250
                                         ------------
                                              527,819
                                         ------------

-----------------------------------------------------
                            SHARES           VALUE
-----------------------------------------------------

  COMPUTER HARDWARE -- 2.8%
    Adaptec, Inc.*           37,500      $  1,687,499
    Apple Computer, Inc.*       400            32,050
    Dell Computer Corp.*      3,000           120,375
    Hewlett-Packard Co.      15,100         1,118,344
    International
      Business Machines
      Corp.                   7,500           737,813
                                         ------------
                                            3,696,081
                                         ------------
  COMPUTER SERVICES & SOFTWARE -- 5.4%
    Adobe Systems, Inc.         600            41,963
    America Online, Inc.*     7,400           959,688
    Cisco Systems, Inc.*     14,300         1,058,199
    Computer Associates
      International, Inc.     2,600           146,900
    Comverse Technology,
      Inc.*                   5,400           612,900
    Microsoft Corp.*         35,600         3,295,224
    Sterling Software,
      Inc.*                   2,800            61,425
    Symantec Corp.*           2,300           109,827
    Unisys Corp.*            14,800           358,900
    USWeb Corp.*              5,900           228,625
                                         ------------
                                            6,873,651
                                         ------------
  CONGLOMERATES -- 1.5%
    Corning, Inc.            15,500         1,218,687
    Tyco International
      Ltd.                   18,600           742,838
                                         ------------
                                            1,961,525
                                         ------------
  CONSTRUCTION -- 0.2%
    Centex Corp.              5,000           134,063
    Dycom Industries,
      Inc.*                   2,800            91,175
    Pulte Corp.               2,800            56,350
                                         ------------
                                              281,588
                                         ------------
  CONSUMER PRODUCTS & SERVICES -- 1.4%
    Eastman Kodak Co.         3,300           227,494
    Fortune Brands, Inc.      3,800           134,663
    Premark
      International, Inc.     8,600           470,850
    Procter & Gamble Co.      6,700           702,662
    Tupperware Corp.          4,700            93,119
    Universal Corp.           4,800           112,800
    Whirlpool Corp.           1,500           104,531
                                         ------------
                                            1,846,119
                                         ------------
  CONTAINERS & PACKAGING -- 0.2%
    Ball Corp.                4,400           177,375
    Sealed Air Corp.*         1,600            88,600
                                         ------------
                                              265,975
                                         ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 2.1%
    American Power
      Conversion Corp.*       3,100      $     69,556
    Electronics for
      Imaging, Inc.*         14,800           596,625
    General Electric Co.     11,200         1,518,299
    PerkinElmer, Inc.*        3,500           142,844
    Rockwell
      International Corp.     3,800           184,063
    Teleflex, Inc.            1,100            37,469
    Texas Instruments,
      Inc.                    1,900           170,525
                                         ------------
                                            2,719,381
                                         ------------
  ENTERTAINMENT & LEISURE -- 0.4%
    Anchor Gaming*            1,600            97,600
    Carnival Corp.            2,500           111,250
    Pixar, Inc.*              2,000            76,125
    Station Casinos,
      Inc.*                   2,700            65,306
    Viacom, Inc. Cl-B*        4,800           214,800
                                         ------------
                                              565,081
                                         ------------
  EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A          6,800           294,950
    Millipore Corp.           1,900            60,563
                                         ------------
                                              355,513
                                         ------------
  FINANCIAL -- BANK & TRUST -- 3.8%
    BankAmerica Corp.         8,800           566,500
    Chase Manhattan Corp.    24,400         2,131,949
    Fifth Third Bancorp       3,200           236,200
    Fleet Boston Corp.        6,300           274,838
    GreenPoint Financial
      Corp.                   2,800            79,800
    Old Kent Financial
      Corp.                   9,200           374,900
    Pacific Century
      Financial Corp.         1,900            43,344
    UnionBanCal Corp.        16,400           712,374
    Wells Fargo & Co.         3,700           177,138
    Zions Bancorp             6,700           394,881
                                         ------------
                                            4,991,924
                                         ------------
  FINANCIAL SERVICES -- 4.3%
    AMBAC Financial
      Group, Inc.            10,200           609,450
    Citigroup, Inc.           9,000           487,125
    Deluxe Corp.             12,900           364,425
    Fannie Mae               17,400         1,231,050
    Freddie Mac               9,200           497,375
    Merrill Lynch & Co.,
      Inc.                    1,100            86,350
    Morgan Stanley, Dean
      Witter & Co.           16,600         1,831,187
    Providian Financial
      Corp.                   4,600           501,400
                                         ------------
                                            5,608,362
                                         ------------
  FOOD -- 2.6%
    ConAgra, Inc.             4,300           112,069
    General Mills, Inc.       1,600           139,500

-----------------------------------------------------
                             SHARES           VALUE
-----------------------------------------------------

    Hormel Foods Corp.        4,900      $    211,313
    IBP, Inc.                19,700           471,568
    Keebler Foods Co.*       14,000           447,125
    Kroger Co.*              16,200           337,163
    Quaker Oats Co.          14,900         1,042,999
    Suiza Foods Corp.*        8,300           299,319
    The Earthgrains Co.       6,100           139,156
    Unilever NV NY Reg.*      2,932           195,528
                                         ------------
                                            3,395,740
                                         ------------
  HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*             12,600         1,004,850
    MedQuist, Inc.*           2,200            70,400
    Oxford Health Plans,
      Inc.*                   8,500           100,406
    PacifiCare Health
      Systems, Inc.*          3,300           130,144
    United HealthCare
      Corp.*                  1,300            67,194
                                         ------------
                                            1,372,994
                                         ------------
  INSURANCE -- 1.0%
    American
      International
      Group, Inc.               950            97,791
    Arthur J. Gallagher &
      Co.                     4,100           212,175
    Lincoln National
      Corp.                  20,200           931,724
    Radian Group, Inc.        2,300           121,469
                                         ------------
                                            1,363,159
                                         ------------
  MACHINERY & EQUIPMENT -- 0.3%
    Ingersoll-Rand Co.        8,500           444,125
                                         ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Bard, (C.R.), Inc.        7,300           393,744
    Forest Laboratories,
      Inc.*                   6,200           284,425
    Genzyme Corp.*            6,300           240,975
    Johnson & Johnson Co.     6,800           712,299
    Mallinckrodt, Inc.        4,500           152,719
    VISX, Inc.*               5,100           319,069
                                         ------------
                                            2,103,231
                                         ------------
  METALS & MINING -- 0.2%
    Alcan Aluminum Ltd.       3,800           125,163
    Alcoa, Inc.               2,200           133,650
                                         ------------
                                              258,813
                                         ------------
  OIL & GAS -- 3.1%
    Amerada Hess Corp.       23,900         1,371,262
    Anadarko Petroleum
      Corp.                   2,500            77,031
    Apache Corp.             14,600           569,400
    Atlantic Richfield
      Co.                     4,500           419,344
    Ensco International,
      Inc.                    7,200           139,500
    Mobil Corp.               7,300           704,450
    Noble Drilling Corp.*     1,300            28,844
    Texaco, Inc.              2,200           135,025

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------

Union Pacific Resources
Group, Inc.                  37,300      $    540,850
    Vastar Resources,
      Inc.                    1,400            82,688
                                         ------------
                                            4,068,394
                                         ------------
  PAPER & FOREST PRODUCTS -- 0.7%
    Boise Cascade Corp.       1,900            67,688
    Georgia Pacific Group     3,800           150,813
    Kimberly-Clark Corp.      3,700           233,562
    Weyerhaeuser Co.          7,300           435,718
                                         ------------
                                              887,781
                                         ------------
  PHARMACEUTICALS -- 3.5%
    Allergan, Inc.            1,100           118,113
    Andrx Corp.*              4,500           214,875
    Biogen, Inc.*             3,300           244,613
    Bristol-Meyers Squibb
      Co.                    10,400           798,849
    IDEC Pharmaceuticals
      Corp.*                  1,600           185,900
    Ivax Corp.*              13,900           244,119
    Jones Pharma, Inc.        1,500            46,500
    Lilly, (Eli) & Co.        4,600           316,825
    MedImmune, Inc.*          2,100           235,200
    Merck & Co., Inc.         2,700           214,819
    Pfizer, Inc.              4,600           181,700
    Roberts
      Pharmaceutical
      Corp.*                  2,200            70,950
    Schering-Plough Corp.    21,400         1,059,299
    Warner-Lambert Co.        8,100           646,481
                                         ------------
                                            4,578,243
                                         ------------
  PRINTING & PUBLISHING -- 0.5%
    Lexmark International
      Group, Inc. Cl-A*         900            70,256
    Tribune Co.                 500            30,000
    Valassis
      Communications,
      Inc.*                  12,200           524,600
                                         ------------
                                              624,856
                                         ------------
  RAILROADS -- 0.1%
    Union Pacific Corp.       1,200            66,900
                                         ------------
  RESTAURANTS -- 0.4%
    Brinker
      International,
      Inc.*                   6,300           146,869
    Darden Restaurants,
      Inc.                    2,600            49,563
    Jack in the Box,
      Inc.*                   9,400           226,187
    Tricon Global
      Restaurants, Inc.*      1,600            64,300
                                         ------------
                                              486,919
                                         ------------
  RETAIL & MERCHANDISING -- 3.3%
    Best Buy Co., Inc.*       3,500           194,469
    Home Depot, Inc.         17,400         1,313,700
    Kohl's Corp.*             1,200            89,775
    TJX Companies, Inc.       1,500            40,688
    Wal-Mart Stores, Inc.    43,200         2,467,799
    Zale Corp.*               6,200           259,625
                                         ------------
                                            4,366,056
                                         ------------

-----------------------------------------------------
                             SHARES          VALUE
-----------------------------------------------------

  SEMICONDUCTORS -- 2.1%
    Applied Materials,
      Inc.*                  22,100      $  1,984,856
    Integrated Device
      Technology, Inc.*      15,600           320,775
    Lam Research Corp.*       1,500           126,656
    Motorola, Inc.            2,100           204,619
    National
      Semiconductor
      Corp.*                  5,400           161,663
                                         ------------
                                            2,798,569
                                         ------------
  TELECOMMUNICATIONS -- 7.1%
    AT&T Corp.               23,600         1,103,300
    Bell Atlantic Corp.       5,000           324,688
    BellSouth Corp.          27,200         1,223,999
    Comcast Corp. Cl-A        5,100           214,838
    Commscope, Inc.*          8,600           342,925
    Cox Communications,
      Inc. Cl-A*              4,900           222,644
    EchoStar
      Communications
      Corp. Cl-A*             2,000           123,750
    GTE Corp.                 5,900           442,500
    Lucent Technologies,
      Inc.                   18,600         1,195,050
    MCI WorldCom, Inc.*         300            25,744
    Nortel Networks Corp.     5,800           359,238
    QUALCOMM, Inc.*           1,600           356,400
    SBC Communications,
      Inc.                   27,135         1,382,188
    Sprint Corp. (FON
      Group)                 20,000         1,486,249
    Sprint Corp. (PCS
      Group)*                 2,600           215,638
    U.S. West, Inc.           1,300            79,381
                                         ------------
                                            9,098,532
                                         ------------
  TRANSPORTATION -- 0.1%
    Paccar, Inc.              2,700           127,238
    USFreightways Corp.       1,300            58,906
                                         ------------
                                              186,144
                                         ------------
  UTILITIES -- 1.4%
    DTE Energy Co.              900            29,869
    Energy East Corp.         5,300           133,163
    FPL Group, Inc.           2,100           105,656
    LG&E Energy Corp.         8,700           191,400
    Minnesota Power, Inc.     6,800           125,800
    Public Service
      Enterprise Group,
      Inc.                   11,700           462,881
    Reliant Energy, Inc.      4,100           111,725
    Southern Co.              9,700           257,656

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                             SHARES             VALUE
-----------------------------------------------------

Texas Utilities Co.           2,900      $    112,375
    UtiliCorp United,
      Inc.                   12,900           278,963
                                         ------------
                                            1,809,488
                                         ------------
TOTAL COMMON STOCK
  (Cost $65,349,427)                       72,354,859
                                         ------------

                               PAR
                              (000)
                              -----

CORPORATE OBLIGATIONS -- 6.5%
  AIRLINES -- 0.1%
    Continental Airlines,
      Inc.
      8.00%, 12/15/05        $   200          186,000
                                         ------------
AUTOMOTIVE PARTS -- 0.2%
    Lear Corp. 144A
      7.96%, 05/15/05            250          245,313
                                         ------------
  BEVERAGES -- 0.2%
    Pepsi Bottling Group,
      Inc. 144A
      7.00%, 03/01/29            150          139,313
    Pepsi Bottling
      Holdings, Inc. 144A
      5.625%, 02/17/09           100           90,375
                                         ------------
                                              229,688
                                         ------------
  BROADCASTING -- 0.2%
    British Sky
      Broadcasting
      6.875%, 02/23/09           300          271,500
                                         ------------
  CHEMICALS -- 0.3%
    DuPont, (E.I.) de
      Nemours & Co.
      6.875%, 10/15/09           400          397,500
                                         ------------
  CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04           150          145,688
                                         ------------
  CONTAINERS & PACKAGING -- 0.1%
    Owens-Illinois, Inc.
      7.15%, 05/15/05            150          139,875
                                         ------------
  FINANCIAL -- BANK & TRUST -- 0.4%
    Fleet National Bank
      5.75%, 01/15/09            200          179,000
    NationsBank Corp.
      6.125%, 07/15/04           200          194,000
    Southern Investments
      UK
      6.80%, 12/01/06            100           95,125
                                         ------------
                                              468,125
                                         ------------
  FINANCIAL
    SERVICES -- 1.1%
    BMW Vehicle Owner
      Trust
      6.41%, 04/25/03            400          399,934

-----------------------------------------------------
                                 PAR
                                (000)         VALUE
-----------------------------------------------------

    Ford Motor Credit Co.
      7.375%, 10/28/09       $   800     $    807,999
    Lehman Brothers
      Holdings, Inc.
      6.625%, 04/01/04           200          194,250
                                         ------------
                                            1,402,183
                                         ------------
  FOOD -- 0.2%
    Kroger Co.
      7.25%, 06/01/09        $   300     $    292,125
                                         ------------
  INSURANCE -- 0.4%
    Conseco, Inc.
      6.40%, 06/15/01            100           97,625
      9.00%, 10/15/06            400          402,000
                                         ------------
                                              499,625
                                         ------------
  MACHINERY & EQUIPMENT -- 0.3%
    Caterpillar, Inc.
      7.25%, 09/15/09            400          401,000
                                         ------------
  OIL & GAS -- 1.1%
    Enron Corp.
      6.625%, 11/15/05           350          336,438
      6.70%, 11/15/06            400          387,999
    Petroleum Geo-Services
      7.125%, 03/30/28           400          359,500
    USX Corp.
      6.65%, 02/01/06            300          286,875
                                         ------------
                                            1,370,812
                                         ------------
  PAPER & FOREST PRODUCTS -- 0.3%
    Abitibi-Consolidated,
      Inc.
      8.50%, 08/01/29            400          393,500
                                         ------------
  REAL ESTATE -- 0.1%
    Chelsea GCA Realty,
      Inc. [REIT]
      7.25%, 10/21/07            200          185,500
                                         ------------
  RETAIL & MERCHANDISING -- 0.7%
    Home Depot, Inc. 144A
      6.50%, 09/15/04            400          398,500
    Rite Aid Corp.
      6.70%, 12/15/01            150          122,250
    Wal-Mart Stores, Inc.
      6.875%, 08/10/09           400          402,000
                                         ------------
                                              922,750
                                         ------------
TELECOMMUNICATIONS -- 0.7%
    CSC Holdings, Inc.
      8.125%, 07/15/09           200          200,750
    GTE North, Inc.
      5.65%, 11/15/08            200          180,500
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08            400          398,500
    TCI Communications,
      Inc.
      8.75%, 08/01/15            150          167,813
                                         ------------
                                              947,563
                                         ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $8,651,602)                         8,498,747
                                         ------------

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.6%
    Federal Home Loan
      Mortgage Corp.
      7.00%, 06/01/14-
         08/01/29            $ 1,670     $  1,657,878
      7.50%, 08/01/29          1,862        1,869,680
                                         ------------
                                            3,527,558
                                         ------------
    Federal National
      Mortgage Assoc.
      5.16%, 11/01/99         10,326       10,326,000
      6.00%, 10/01/28          1,585        1,478,399
      6.50%, 08/15/04-
         01/01/28              3,924        3,814,540
      7.00%, 05/01/11-
         07/01/29              1,926        1,906,458
      7.50%, 09/01/14-
         07/01/29              1,489        1,497,094
                                         ------------
                                           19,022,491
                                         ------------
    Government National
      Mortgage Assoc.
      6.00%, 08/15/28            192          178,446
      6.50%, 05/15/28            239          228,581
                                         ------------
                                              407,027
                                         ------------
  (Cost $23,195,479)                       22,957,076
                                         ------------
U.S. TREASURY OBLIGATIONS -- 11.5%
    U.S. Treasury Bonds
      7.875%, 02/15/21         1,900        2,196,230
      5.25%, 11/15/28-
         02/15/29                300          259,553
                                         ------------
                                            2,455,783
                                         ------------
    U.S. Treasury Notes
      5.875%, 09/30/02           200          200,014
      5.75%, 11/30/02-
         08/15/03              3,050        3,036,307
      6.00%, 07/31/02-
         08/15/04                250          250,781
      6.625%, 07/31/01-
         05/15/06              2,500        2,583,813
      4.75%, 11/15/08          1,700        1,537,903
      5.50%, 03/31/00-
         05/15/09              4,900        4,883,749
                                         ------------
                                           12,492,567
                                         ------------
  (Cost $15,217,537)                       14,948,350
                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    Case Equipment Loan
      Trust Series 1998-B
      Cl-A4
      5.92%, 10/15/05            200          197,293
    CIT RV Trust Series
      1998-A Cl-A4
      6.09%, 02/15/12            100           98,488
    Comed Transitional
      Funding Trust Series
      1998-1 Cl-A6
      5.63%, 06/25/09            100           94,037

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------

    General Motors
      Acceptance Corp.
      Series 1999-Cl
      Cl-A2
      6.17%, 05/15/33        $   150     $    139,022
    Morgan Stanley Capital
      I 1998-WF1 Cl-A2
      6.55%, 12/15/07            500          479,447
    Nationslink Funding
      Corp. Series 1998-2
      Cl-A1
      6.001%, 11/20/07            94           90,511
    Nationslink Funding
      Corp. Series 1999-1
      Cl-A2
      6.316%, 11/20/08           250          235,776
                                         ------------
  (Cost $1,382,987)                         1,334,574
                                         ------------

                            PRINCIPAL
                            IN LOCAL
                            CURRENCY
                              (000)
                            ---------

FOREIGN BONDS -- 6.6%
  AUSTRALIA -- 0.2%
    Australian Government
      9.50%, 08/15/03            435          307,629
                                         ------------
  CANADA -- 0.3%
    Canadian Government
      5.00%, 03/15/00            440          299,124
      6.00%, 06/01/08            100           67,714
                                         ------------
                                              366,838
                                         ------------
  DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06            450           72,234
                                         ------------
  GERMANY -- 3.4%
    Deutschland Republic
      6.00%, 09/15/03          2,337        2,575,703
      4.12%, 07/04/08          1,900        1,849,216
                                         ------------
                                            4,424,919
                                         ------------
JAPAN -- 1.9%
    Japanese Government
      2.90%, 12/20/05        240,000        2,524,794
                                         ------------
  UNITED KINGDOM -- 0.7%
    United Kingdom
      Treasury
      9.00%, 10/13/08            450          904,844
                                         ------------
TOTAL FOREIGN BONDS
  (Cost $8,789,084)                         8,601,258
                                         ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                2,276     $      2,276
    Temporary Investment
      Fund                     2,276            2,276
                                         ------------
  (Cost $4,552)                                 4,552
                                         ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $122,590,668)                     128,699,416
OTHER ASSETS LESS LIABILITIES -- 1.3%       1,703,195
                                         ------------
NET ASSETS -- 100.0%                     $130,402,611
                                         ============

Cash with an aggregate market value of $318,750 has been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 1999:

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    APPRECIATION
-----------            ----------    ---------    ------------

S&P 500 Index            12/99           7          $173,100
S&P 500 Index            03/00           8            85,075
                                                    --------
                                                    $258,175
                                                    ========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.7% of net assets.

See Notes to Financial Statements.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------

CORPORATE OBLIGATIONS -- 92.9%
  ADVERTISING -- 0.4%
    Outdoor Systems, Inc.
      9.375%, 10/15/06       $   75    $     78,000
      8.875%, 06/15/07          350         357,000
                                       ------------
                                            435,000
                                       ------------
  AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09          450         434,250
                                       ------------
  AUTOMOTIVE PARTS -- 3.0%
    Accuride Corp. Cl-B
      9.25%, 02/01/08           475         429,875
    Aftermarket Technology,
      Inc.
      12.00%, 08/01/04          100         101,000
    Aftermarket Technology,
      Inc. Cl-D
      12.00%, 08/01/04          325         328,250
    American Axle &
      Manufacturing, Inc.
      144A
      9.75%, 03/01/09           800         792,000
    French, (J.L.)
      Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09          600         595,500
    HDA Parts System, Inc.
      144A
      12.00%, 08/01/05          250         241,250
    Lear Corp.
      9.50%, 07/15/06            50          50,625
      8.11%, 05/15/09 144A      700         672,315
    Oxford Automotive, Inc.
      10.125%, 06/15/07         300         271,500
                                       ------------
                                          3,482,315
                                       ------------
  BEVERAGES -- 0.7%
    National Wine & Spirits
      10.125%, 01/15/09         175         173,688
    Triarc Consumer
      Beverage Co. 144A
      10.25%, 02/15/09          625         593,750
                                       ------------
                                            767,438
                                       ------------
  BROADCASTING -- 6.5%
    Acme Television Co.
      Cl-B [STEP]
      10.635%, 09/30/04         575         508,875
    Big City Radio, Inc.
      [STEP]
      13.028%, 03/15/05         450         308,250
    Capstar Broadcasting
      Corp.
      9.25%, 07/01/07           100         102,500
    Chancellor Media Corp.
      9.00%, 10/01/08         1,425       1,467,750

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Chancellor Media Corp.
      L.A. Cl-B
      10.50%, 01/15/07       $   50    $     54,500
      8.75%, 06/15/07            50          49,750
      8.125%, 12/15/07        1,525       1,509,749
    Cumulus Media, Inc.
      10.375%, 07/01/08         375         388,125

    Fox/Liberty Networks
      LLC
      8.875%, 08/15/07          400         406,000
      9.709%, 08/15/07
      [STEP]                    525         417,375
    Lamar Advertising
      8.625%, 09/15/07          100          98,500
    SFX Broadcasting, Inc.
      Cl-B
      10.75%, 05/15/06          200         223,834
    Sinclair Broadcasting
      Group, Inc.
      10.00%, 09/30/05          175         175,000
      9.00%, 07/15/07           425         399,500
      8.75%, 12/15/07           425         395,250
    UIH Australia Pacific,
      Inc. Cl-B [STEP]
      15.663%, 05/15/06         325         253,500
    United International
      Holdings, Inc. Cl-B
      [STEP]
      11.532%, 02/15/08       1,525         937,875
                                       ------------
                                          7,696,333
                                       ------------
  BUILDING MATERIALS -- 1.0%
    American Builders &
      Contractors Supply
      Co., Inc. Cl-B
      10.625%, 05/15/07         300         265,500
    Building Materials
      Holdings Corp.
      8.625%, 12/15/06          250         236,875
    Falcon Building
      Products, Inc. Cl-B
      [STEP]
      12.198%, 06/15/07         350         260,750
    Juno Lighting, Inc.
      144A
      11.875%, 07/01/09         150         135,750
    NCI Building Systems,
      Inc. Cl-B
      9.25%, 05/01/09           250         232,500
                                       ------------
                                          1,131,375
                                       ------------
  BUSINESS SERVICES -- 5.0%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07          425         361,250
    e.spire Communications,
      Inc. [STEP]
      13.324%, 11/01/05         275         166,375

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Intermedia Communications,
    Inc. [STEP]
      9.733%, 05/15/06       $  100    $     82,500
      12.25%, 03/01/09        1,300         708,500
    Intermedia
      Communications, Inc.
      Cl-B
      10.56%, 07/15/07
      [STEP]                    850         590,750
      8.875%, 11/01/07           50          45,000
      8.60%, 06/01/08           275         243,375
    NEXTLINK
      Communications, Inc.
      9.00%, 03/15/08           150         141,375
      11.077%, 04/15/08
      [STEP]                    950         570,000
      10.75%, 06/01/09          500         511,250
      12.274%, 06/01/09
      [STEP]                  2,100       1,238,999
    Orion Network Systems
      11.25%, 01/15/07          450         335,250
    Sitel Corp.
      9.25%, 03/15/06           375         346,875
    U.S. Office Products
      Co.
      9.75%, 06/15/08           925         476,375
                                       ------------
                                          5,817,874
                                       ------------
  CABLE TELEVISION -- 6.0%
    Charter Communication
      Holdings LLC [STEP]
      9.92%, 04/01/11           775         461,125
    CSC Holdings, Inc.
      9.25%, 11/01/05           500         510,000
      9.875%, 05/15/06          400         414,000
      7.875%, 12/15/07           50          49,544
      9.875%, 02/15/13          300         312,000
    Diamond Holdings Co.
      PLC
      9.125%, 02/01/08          200         199,000
    Echostar DBS Corp.
      9.375%, 02/01/09        1,325       1,318,374
    International CableTel,
      Inc. Cl-B [STEP]
      9.743%, 02/01/06          125         110,313
    Lenfest Communications,
      Inc.

      8.375%, 11/01/05          150         154,125
    Pegasus Communications
      Corp. Cl-B
      9.625%, 10/15/05        1,000         975,000
      9.75%, 12/01/06           225         219,375
    Telewest Communications
      PLC
      10.802%, 10/01/07
      [STEP]                    800         733,000
      11.25%, 11/01/08          200         217,000
      9.25%, 04/15/09
      [STEP] 144A               600         367,500

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    United Pan-Europe
      Communication Corp.
      [STEP] 144A
      12.446%, 08/01/09      $1,800    $    954,000
      13.375%, 11/01/09         375         198,750
                                       ------------
                                          7,193,106
                                       ------------
  CAPITAL GOODS -- 0.1%
    Buckeye Cellulose Corp.
      9.25%, 09/15/08           100         100,500
                                       ------------
  CHEMICALS -- 4.3%
    General Chemical
      Industry Products,
      Inc. 144A
      10.625%, 05/01/09         500         488,750
    Huntsman Corp. 144A
      9.50%, 07/01/07           625         581,250
    Huntsman ICI Chemicals
      144A
      10.125%, 07/01/09         400         402,000
    ISP Holdings, Inc. Cl-B
      9.00%, 10/15/03           400         391,000
    Lyondell Chemical Co.
      9.625%, 05/01/07 144A     150         150,375
      10.875%, 05/01/09       1,075       1,075,000
    Polymer Group, Inc.
      Cl-B
      9.00%, 07/01/07           550         529,375
      8.75%, 03/01/08           750         706,875
    Sterling Chemicals,
      Inc.
      12.375%, 07/15/06
      144A                      175         170,625
      11.75%, 08/15/06          450         285,750
    Texas Petrochemical
      Corp.
      11.125%, 07/01/06         300         244,500
                                       ------------
                                          5,025,500
                                       ------------
  CLOTHING & APPAREL -- 0.6%
    Boyds Collection Ltd.
      9.00%, 05/15/08            90          87,975
    GFSI, Inc. Cl-B
      9.625%, 03/01/07          475         315,875
    Pillowtex Corp.
      10.00%, 11/15/06          150          54,750
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07           575         204,125
                                       ------------
                                            662,725
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 0.3%
    Alvey Systems, Inc.
      11.375%, 01/31/03          35          35,875
    DIVA Systems Corp. Cl-B
      [STEP]
      11.851%, 03/01/08         100          28,500
    Verio, Inc.
      11.25%, 12/01/08          250         262,188
                                       ------------
                                            326,563
                                       ------------

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

  CONGLOMERATES -- 0.3%
    Eagle-Picher
      Industries, Inc.
      9.375%, 03/01/08       $  400    $    342,000
                                       ------------
  CONSTRUCTION -- 0.8%
    Building Materials
      Holdings Corp. Cl-B
      8.00%, 10/15/07           100          91,250
    Formica Corp.
      10.875%, 03/01/09         425         384,625
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07          400         408,000
                                       ------------
                                            883,875
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 3.3%
    Albecca, Inc.
      10.75%, 08/15/08          350         253,750
    Amscan Holdings, Inc.
      9.875%, 12/15/07          425         346,375
    Chattem, Inc. Cl-B
      8.875%, 04/01/08          550         492,250
    Collins & Aikman Floor
      Coverings Corp.
      10.00%, 01/15/07          150         145,500
    Collins & Aikman
      Products Corp.
      11.50%, 04/15/06          450         430,875
    Diamond Brands
      Operating, Inc.
      10.125%, 04/15/08          50          38,750
      12.83%, 04/15/09
      [STEP]                     50           9,250
    Glenoit Corp.
      11.00%, 04/15/07          175          97,125
    NBTY, Inc. Cl-B
      8.625%, 09/15/07          400         342,000
    Playtex Family Products
      Corp.
      9.00%, 12/15/03           450         444,375
    Revlon Consumer
      Products Corp.
      8.625%, 02/01/08        1,500         817,500
    Sleepmaster, Inc. 144A
      11.00%, 05/15/09          150         150,750
    Volume Services America
      11.25%, 03/01/09          250         247,500
                                       ------------
                                          3,816,000
                                       ------------
  CONTAINERS & PACKAGING -- 1.1%
    Owens-Illinois, Inc.
      8.10%, 05/15/07           250         241,565
    Packaging Corp. of
      America, Inc. 144A
      9.625%, 04/01/09          250         250,000

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Russell Stanley
      Holdings, Inc.
      10.875%, 02/15/09      $  300    $    274,500
    Stone Container Corp.
      12.25%, 04/01/02          400         404,000
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08           150         144,000
                                       ------------
                                          1,314,065
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Amphenol Corp.
      9.875%, 05/15/07          450         452,250
    SCG Holdings Corp. 144A
      12.00%, 08/01/09          250         256,250
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07           100          80,500
    WESCO Distribution,
      Inc. Cl-B
      9.125%, 06/01/08          800         720,000
                                       ------------
                                          1,509,000
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.4%
    AMF Group, Inc. [STEP]
      16.056%, 03/15/06         512         258,560
    Florida Panthers
      Holdings, Inc.
      9.875%, 04/15/09          700         661,500
    Premier Parks, Inc.
      9.25%, 04/01/06            75          71,813
      9.75%, 06/15/07           500         493,750
      10.321%, 04/01/08
      [STEP]                  2,150       1,408,249
    Regal Cinemas, Inc.
      9.50%, 06/01/08         1,125         860,625
    True Temper Sports,
      Inc.
      10.875%, 12/01/08         225         215,438
                                       ------------
                                          3,969,935
                                       ------------
  ENVIRONMENTAL SERVICES -- 2.3%
    Allied Waste North
      America Co. 144A
      10.00%, 08/01/09        1,475       1,261,125
    Allied Waste North
      America Co. Cl-B
      7.625%, 01/01/06        1,100         959,750
      7.875%, 01/01/09          525         444,938
                                       ------------
                                          2,665,813
                                       ------------
  FARMING & AGRICULTURE -- 0.1%
    Royster-Clark, Inc.
      144A
      10.25%, 04/01/09          125         113,125
                                       ------------
  FINANCIAL -- BANK & TRUST -- 1.3%
    GS Escrow Corp.
      7.125%, 08/01/05        1,300       1,195,441
    RBF Finance Co.
      11.375%, 03/15/09         350         371,000
                                       ------------
                                          1,566,441
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

FINANCIAL SERVICES -- 0.6%
    Caithness Coso Fund
      Corp. 144A
      9.05%, 12/15/09        $  500    $    495,000
    Unilab Finance Corp.
      144A
      12.75%, 10/01/09          250         251,250
                                       ------------
                                            746,250
                                       ------------
  FOOD -- 2.6%
    Agrilink Foods, Inc.
      11.875%, 11/01/08         500         445,000
    Ameriserv Food
      Distributor, Inc.
      8.875%, 10/15/06          100          65,500
      10.125%, 07/15/07       1,025         497,125
    Aurora Foods, Inc.
      9.875%, 02/15/07          250         255,625
    Dominos, Inc. Cl-B
      10.375%, 01/15/09         400         367,000
    Eagle Family Foods,
      Inc. Cl-B
      8.75%, 01/15/08           600         465,000
    International Home
      Foods, Inc.
      10.375%, 11/01/06         850         875,500
    Jitney-Jungle Stores,
      Inc.+
      10.375%, 09/15/07         150           3,750
    Nebco Evans Holding Co.
      [STEP]
      10.875%, 07/15/07         125          38,125
                                       ------------
                                          3,012,625
                                       ------------
  FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07           50          48,750
      10.95%, 12/15/07
      [STEP]                    350         236,250
                                       ------------
                                            285,000
                                       ------------
  HEALTHCARE SERVICES -- 3.4%
    Alliance Imaging, Inc.
      9.625%, 12/15/05          450         492,750
    Columbia HCA
      Healthcare, Inc.
      6.91%, 06/15/05           800         724,560
    Everest Healthcare
      Services, Inc.
      9.75%, 05/01/08           225         204,750
    Genesis Health
      Ventures, Inc.
      9.25%, 10/01/06           200          71,000
      9.875%, 01/15/09          150          56,250
    Hudson Respiratory
      Care, Inc.
      9.125%, 04/15/08          250         196,250

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Tenet Healthcare Corp.
      8.00%, 01/15/05        $  850    $    799,000
      8.625%, 01/15/07          400         376,000
      7.625%, 06/01/08          100          88,500
      8.125%, 12/01/08        1,125       1,023,750
                                       ------------
                                          4,032,810
                                       ------------
  INDUSTRIAL PRODUCTS -- 1.3%
    Continental Global
      Group, Inc. Cl-B
      11.00%, 04/01/07          100          55,500
    Hexcel Corp.
      9.75%, 01/15/09           475         391,875
    ISG Resources, Inc.
      10.00%, 04/15/08          300         268,500
    Simmons Co.
      10.25%, 03/15/09           75          74,250
    United Industries Corp.
      144A
      9.875%, 04/01/09          300         270,000
    URS Corp. Series B 144A
      12.25%, 05/01/09          425         431,375
                                       ------------
                                          1,491,500
                                       ------------
  MACHINERY & EQUIPMENT -- 2.4%
    Blount, Inc. 144A
      13.00%, 08/01/09          425         438,813
    Clark Materials
      Handling Corp. Cl-D
      10.75%, 11/15/06          150         101,250
    Columbus McKinnon Corp.
      8.50%, 04/01/08           150         126,750
    National Equipment
      Services, Inc. Cl-B
      10.00%, 11/30/04           50          49,250
    National Equipment
      Services, Inc. Cl-D
      10.00%, 11/30/04          475         467,875
    Nationsrent, Inc.
      10.375%, 12/15/08         450         435,375
    United Rentals, Inc.
      9.25%, 01/15/09         1,075         986,312
    Wec Co. 144A
      12.00%, 07/15/09          250         236,250
                                       ------------
                                          2,841,875
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    CONMED Corp.
      9.00%, 03/15/08           625         559,375
    Dade International,
      Inc. Cl-B
      11.125%, 05/01/06         475         491,625

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08        $  500    $    472,500
      9.00%, 02/01/08           725         685,125
    Hanger Orthopedic
      Group, Inc. 144A
      11.25%, 06/15/09          250         243,750
    Kinetic Concepts, Inc.
      Cl-B
      9.625%, 11/01/07          725         474,875
                                       ------------
                                          2,927,250
                                       ------------
  METALS & MINING -- 2.8%
    AEI Resources, Inc.
      144A
      10.50%, 12/15/05          450         398,250
      11.50%, 12/15/06          300         262,500
    California Steel
      Industries 144A
      8.50%, 04/01/09           300         286,500
    Euramax International
      PLC
      11.25%, 10/01/06          350         351,750
    Metals USA, Inc.
      8.625%, 02/15/08          525         472,499
    Murrin Murrin Holdings
      PTY
      9.375%, 08/31/07          300         259,500
    National Steel Corp.
      Cl-D
      9.875%, 03/01/09          300         298,500
    Neenah Corp.
      11.125%, 05/01/07         375         347,813
    Neenah Corp. Cl-B
      11.125%, 05/01/07         225         208,688
    Republic Technologies,
      Inc. 144A
      13.75%, 07/15/09          400         372,000
    Ryerson Tull, Inc.
      8.50%, 07/15/01            50          50,202
                                       ------------
                                          3,308,202
                                       ------------
  OFFICE EQUIPMENT -- 0.3%
    Buhrmann U.S., Inc.
      144A
      12.25%, 11/01/09          400         398,000
                                       ------------
  OIL & GAS -- 2.8%
    Comstock Resources,
      Inc. 144A
      11.25%, 05/01/07          200         207,500
    Continental Resources,
      Inc.
      10.25%, 08/01/08          375         315,000
    Forcenergy, Inc.+
      8.50%, 02/15/07           300         247,500
    Forest Oil Corp.
      10.50%, 01/15/06          300         307,500
    Houston Exploration Co.
      Cl-B
      8.625%, 01/01/08          200         192,000

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Pogo Producing Co. Cl-B
      10.375%, 02/15/09      $  250    $    260,000
    Pride Petroleum
      Services, Inc.
      9.375%, 05/01/07          350         349,125
    R&B Falcon Corp.
      12.25%, 03/15/06          500         530,000
    Triton Energy Ltd.
      8.75%, 04/15/02           575         567,813
    Universal Compression
      Holdings [STEP]
      9.665%, 02/15/08          325         201,500
      12.454%, 02/15/09         100          55,500
                                       ------------
                                          3,233,438
                                       ------------
  PRINTING & PUBLISHING -- 0.9%
    Garden State
      Newspapers, Inc. Cl-B
      8.75%, 10/01/09           475         440,563
    Hollinger International
      Publishing Co.
      9.25%, 02/01/06-
      03/15/07                  425         418,625
    Ziff-Davis, Inc.
      8.50%, 05/01/08           150         139,875
                                       ------------
                                            999,063
                                       ------------
  RAILROADS -- 0.2%
    Railworks Corp.
      11.50%, 04/15/09          250         243,750
                                       ------------
  REAL ESTATE -- 1.3%
    HMH Properties, Inc.
      Cl-A
      7.875%, 08/01/05          400         370,000
    HMH Properties, Inc.
      Cl-B
      7.875%, 08/01/08          825         726,000
    HMH Properties, Inc.
      Cl-C
      8.45%, 12/01/08           450         409,500
                                       ------------
                                          1,505,500
                                       ------------
  RESTAURANTS -- 0.5%
    Advantica Restaurant
      Group, Inc.
      11.25%, 01/15/08          250         201,250
    Carrols Corp.
      9.50%, 12/01/08           450         374,625
                                       ------------
                                            575,875
                                       ------------
  RETAIL & MERCHANDISING -- 0.1%
    Community Distributors,
      Inc. Cl-B
      10.25%, 10/15/04          200         171,000
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor
      Corp.
      10.375%, 10/01/07
      144A                   $  150    $    150,750
      10.75%, 04/15/09          550         475,750
                                       ------------
                                            626,500
                                       ------------
  TELECOMMUNICATIONS -- 24.4%
    American Cellular Corp.
      10.50%, 05/15/08          500         540,000
    Arch Communications,
      Inc.
      12.75%, 07/01/07          150         105,750
    Call-Net Enterprises,
      Inc. [STEP]
      8.949%, 08/15/07          425         278,375
      9.441%, 08/15/08          425         252,875
      11.162%, 05/15/09       1,700         964,750
    Centennial Cellular
      Corp.
      10.75%, 12/15/08          500         525,000
    Crown Castle
      International Corp.
      [STEP]
      10.483%, 05/15/11       1,100         654,500
      11.272%, 08/01/11
      144A                    1,000         600,000
    Dolphin Telecom PLC
      [STEP] 144A
      14.00%, 05/15/09          600         240,000
    Hermes Europe Railtel
      BV, Inc.
      11.50%, 08/15/07          750         750,000
      10.375%, 01/15/09         350         334,250
    ICG Holdings, Inc.
      [STEP]
      11.727%, 05/01/06         500         383,265
      10.82%, 03/15/07          525         345,471
    IXC Communications,
      Inc.
      9.00%, 04/15/08           500         500,000
    Lenfest Communications,
      Inc.
      8.25%, 02/15/08           250         251,250
    Level 3 Communications,
      Inc.
      9.125%, 05/01/08        1,500       1,406,250
      10.79%, 12/01/08
      [STEP]                  2,350       1,427,625
    McLeodUSA, Inc.
      9.918%, 03/01/07
      [STEP]                    875         693,438
      8.375%, 03/15/08          150         141,000
      8.125%, 02/15/09          700         651,000
    MetroNet Communications
      Corp. [STEP]
      10.282%, 06/15/08       1,000         782,500

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Millicom International
      Cellular, Inc. [STEP]
      13.416%, 06/01/06      $  850    $    620,500
    Nextel Communications,
      Inc. [STEP]
      10.845%, 09/15/07         700         528,500
      10.628%, 02/15/08       2,650       1,894,749
    Nextel International,
      Inc. [STEP]
      12.125%, 04/15/08          50          26,261
    Nextel Partners, Inc.
      [STEP]
      13.273%, 02/01/09         400         250,000
    NTL Communications
      Corp. Cl-B
      11.50%, 10/01/08          650         698,750
    NTL, Inc. Cl-B [STEP]
      10.369%, 04/01/08       2,125       1,444,999
      10.732%, 10/01/08       1,800       1,233,000
    Orange PLC
      8.00%, 08/01/08           550         551,375
    Paging Network, Inc.
      10.125%, 08/01/07          50          15,750
      10.00%, 10/15/08          325         102,375
    Pathnet, Inc.
      12.25%, 04/15/08          100          58,500
    PSINet, Inc.
      11.50%, 11/01/08          325         338,000
      11.00%, 08/01/09 144A     600         618,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05          425         418,625
    Qwest Communications
      International, Inc.
      [STEP]
      8.24%, 10/15/07           700         553,000
    RCN Corp. [STEP]
      12.214%, 10/15/07       1,050         732,375
    Rogers Cantel, Inc.
      8.80%, 10/01/07           225         227,250
    Telecommunications
      Techniques Co.
      9.75%, 05/15/08         1,200       1,146,000
    Telesystem
      International
      Wireless, Inc. Cl-B
      [STEP]
      14.691%, 06/30/07         800         412,000
      10.352%, 11/01/07          75          32,625
    Teligent, Inc.
      11.50%, 12/01/07          600         555,000
    Teligent, Inc. Cl-B
      [STEP]
      14.947%, 03/01/08         650         347,750
    Tritel PCS, Inc. [STEP]
      144A
      12.75%, 05/15/09          450         273,375
    Triton PCS, Inc. [STEP]
      13.458%, 05/01/08         725         503,875
    U.S. Unwired, Inc.
      [STEP] 144A
      13.375%, 11/01/09         500         263,750

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    US Xchange LLC
      15.00%, 07/01/08       $  400    $    393,000
    Viatel, Inc.
      11.25%, 04/15/08           75          71,625
      13.739%, 04/15/08
      [STEP]                  1,800       1,053,000
      11.50%, 03/15/09          100          97,000
    Williams Communications
      Group, Inc.
      10.875%, 10/01/09         875         903,438
    Winstar Communications,
      Inc. [STEP]
      8.386%, 03/15/08          625         553,125
                                       ------------
                                         28,744,871
                                       ------------
  TRANSPORTATION -- 2.7%
    Allied Holdings, Inc.
      Cl-B
      8.625%, 10/01/07          400         350,000
    Ameritruck Distribution
      Corp. Cl-B+*
      12.25%, 11/15/05           50           2,750
    Avis Rent A Car, Inc.
      144A
      11.00%, 05/01/09          350         362,250
    Gearbulk Holding Ltd.
      11.25%, 12/01/04          525         531,563
    Holt Group
      9.75%, 01/15/06           100          68,500
    Johnstown America
      Industries, Inc.
      11.75%, 08/15/05          250         255,625
    Motor Coach Industries,
      Inc. 144A
      11.25%, 05/01/09          400         404,000
    Stena AB
      10.50%, 12/15/05          350         343,875
      8.75%, 06/15/07           900         803,250
    Stena Line AB
      10.625%, 06/01/08         100          70,250
                                       ------------
                                          3,192,063
                                       ------------
  UTILITIES -- 1.2%
    CMS Energy Corp.
      7.50%, 01/15/09           525         483,121
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11           300         327,609
    International Utility
      Structures, Inc.
      10.75%, 02/01/08          125         113,125
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.788%, 07/01/10          650         491,829
                                       ------------
                                          1,415,684
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $117,522,685)                   109,004,489
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

COMMON STOCK -- 0.0%
  COMPUTER SERVICES & SOFTWARE -- 0.0%
    Diva Systems Corp.
      Warrants*                 300           2,400
                                       ------------
  OIL & GAS -- 0.0%
    R&B Falcon Corp.
      Warrants 144A*            275          55,137
                                       ------------
  TELECOMMUNICATIONS -- 0.0%
    Pathnet, Inc. Warrants
      144A*                     100           1,013
                                       ------------
TOTAL COMMON STOCK
  (Cost $0)                                  58,550
                                       ------------
PREFERRED STOCK -- 2.5%
  BROADCASTING -- 0.9%
    Benedek Communications
      Corp.
      11.50% [PIK]              100          77,500
    Capstar Communications,
      Inc. Cl-E
      12.625% [PIK]             564          67,963
    Cumulus Media, Inc.
      Cl-A
      13.75%                    278         304,410
    Sinclair Capital Cl-A
      $11.625                 5,600         562,800
                                       ------------
                                          1,012,673
                                       ------------
  CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp of
      America, Inc.
      12.375% [PIK] 144A        793          84,653
                                       ------------
  FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]              645          19,673
                                       ------------
  HEALTHCARE SERVICES -- 0.0%
    River Holding Corp.
      Cl-B
      11.50% [PIK]              592          40,348
                                       ------------
  OIL & GAS -- 0.4%
    R&B Falcon Corp.
      13.875% [PIK]             425         419,418
                                       ------------
  PRINTING & PUBLISHING -- 1.1%
    Primedia, Inc. Cl-D
      10.00%                  5,700         561,449
    Primedia, Inc. Cl-F
      9.20%                   2,950         275,825
    Primedia, Inc. Cl-H
      8.625%                  5,250         454,125
                                       ------------
                                          1,291,399
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

TELECOMMUNICATIONS -- 0.0%
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]              25    $     25,875
                                       ------------
TOTAL PREFERRED STOCK
  (Cost $3,078,123)                       2,894,039
                                       ------------

                              PAR
                             (000)
                             -----

REPURCHASE AGREEMENTS -- 2.7%
  Greenwich Capital
    Markets, Inc., 5.15%,
    dated 10/29/99,
    maturing 11/01/99,
    repurchase price
    $3,182,365,
    (Collateralized by U.S.
    Treasury Notes, 5.75%,
    par value $3,187,000,
    market value
    $3,239,293, due
    11/30/02)
  (Cost $3,181,000)          $3,181       3,181,000
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                 518    $        518
    Temporary Investment
      Fund                      518             518
                                       ------------
  (Cost $1,036)                               1,036
                                       ------------
TOTAL INVESTMENTS -- 98.1%
  (Cost $123,782,844)                   115,139,114
OTHER ASSETS LESS
  LIABILITIES -- 1.9%                     2,198,154
                                       ------------
NET ASSETS -- 100.0%                   $117,337,268
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
+ Illiquid security. At the end of the year these securities amounted to 0.2% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 12.9% of net assets.

See Notes to Financial Statements.

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------

COMMON STOCK -- 83.0%
  BROADCASTING -- 1.4%
    Infinity Broadcasting
      Corp.*                  24,500    $   846,781
                                        -----------
  CLOTHING & APPAREL -- 1.9%
    Abercrombie & Fitch Co.
      Cl-A*                   18,900        515,025
    Intimate Brands, Inc.     14,450        592,450
                                        -----------
                                          1,107,475
                                        -----------
  COMPUTER HARDWARE -- 3.3%
    Apple Computer, Inc.*      8,000        641,000
    Dell Computer Corp.*      11,700        469,463
    EMC Corp.*                11,400        832,200
                                        -----------
                                          1,942,663
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 10.6%
    America Online, Inc.*      9,200      1,193,125
    At Home Corp.*            11,200        418,600
    Cisco Systems, Inc.*      20,000      1,480,000
    Citrix Systems, Inc.*      8,000        513,000
    Compuware Corp.*          18,600        517,313
    Microsoft Corp.*          23,100      2,138,193
                                        -----------
                                          6,260,231
                                        -----------
  CONGLOMERATES -- 4.1%
    Tyco International Ltd.   61,000      2,436,188
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.4%
    E-Tek Dynamics, Inc.*      7,000        466,375
    Sanmina Corp.*             5,000        450,313
    Solectron Corp.*           9,900        744,975
    Tandy Corp.*              33,500      2,108,406
                                        -----------
                                          3,770,069
                                        -----------
  ENTERTAINMENT & LEISURE -- 0.5%
    Royal Caribbean Cruises
      Ltd.                     6,000        318,375
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.0%
    Fifth Third Bancorp        7,800        575,738
                                        -----------
  FINANCIAL SERVICES -- 3.8%
    Citigroup, Inc.           13,000        703,625
    Merrill Lynch & Co.,
      Inc.                     6,500        510,250
    Schwab, (Charles) Corp.   26,000      1,012,375
                                        -----------
                                          2,226,250
                                        -----------
  HEALTHCARE SERVICES -- 1.9%
    Amgen, Inc.*              14,000      1,116,500
                                        -----------
  INSURANCE -- 2.8%
    American International
      Group, Inc.             16,100      1,657,294
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Medtronic, Inc.           16,000        554,000
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------

  OIL & GAS -- 2.5%
    Mobil Corp.               15,100    $ 1,457,150
                                        -----------
  PHARMACEUTICALS -- 4.7%
    Biogen, Inc.*             16,300      1,208,238
    Genentech, Inc.*           2,000        291,500
    IDEC Pharmaceuticals
      Corp.*                   2,000        232,375
    Immunex Corp.*             4,000        252,000
    Waters Corp.*             15,200        807,500
                                        -----------
                                          2,791,613
                                        -----------
  PRINTING & PUBLISHING -- 2.3%
    Lexmark International
      Group, Inc. Cl-A*       17,200      1,342,675
                                        -----------
  RESTAURANTS -- 0.5%
    Outback Steakhouse,
      Inc.*                   12,800        294,400
                                        -----------
  RETAIL & MERCHANDISING -- 14.1%
    Bed, Bath & Beyond,
      Inc.*                    8,000        266,500
    Best Buy Co., Inc.*       27,900      1,550,193
    CVS Corp.                 20,200        877,438
    Gap, Inc.                 16,850        625,556
    Home Depot, Inc.          19,200      1,449,600
    Kohl's Corp.*             20,100      1,503,730
    Tiffany & Co.             20,500      1,219,750
    Wal-Mart Stores, Inc.     14,900        851,163
                                        -----------
                                          8,343,930
                                        -----------
  SEMICONDUCTORS -- 10.9%
    Intel Corp.               15,000      1,161,563
    JDS Uniphase Corp.*       23,000      3,838,124
    Vitesse Semiconductor
      Corp.*                  32,000      1,468,000
                                        -----------
                                          6,467,687
                                        -----------
  TELECOMMUNICATIONS -- 6.8%
    Lucent Technologies,
      Inc.                    16,100      1,034,425
    MCI WorldCom, Inc.*        8,000        686,500
    Nortel Networks Corp.     25,700      1,591,794
    Tellabs, Inc.*            11,000        695,750
                                        -----------
                                          4,008,469
                                        -----------
  UTILITIES -- 2.6%
    AES Corp.*                10,000        564,375
    Enron Corp.               23,600        942,525
                                        -----------
                                          1,506,900
                                        -----------
TOTAL COMMON STOCK
  (Cost $43,352,963)                     49,024,388
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment
      Cash Fund              2,858,963  $ 2,858,963
    Temporary Investment
      Fund                   2,858,963    2,858,962
                                        -----------
  (Cost $5,717,925)                       5,717,925
                                        -----------
TOTAL INVESTMENTS -- 92.7%
  (Cost $49,070,888)                     54,742,313
OTHER ASSETS LESS
  LIABILITIES -- 7.3%                     4,329,728
                                        -----------
NET ASSETS -- 100.0%                    $59,072,041
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF LORD ABBETT
GROWTH AND INCOME FUND

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------

COMMON STOCK -- 94.5%
  AEROSPACE -- 0.6%
    AlliedSignal, Inc.        15,000    $    854,063
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co.            27,000       1,481,625
                                        ------------
  BROADCASTING -- 1.4%

    CBS Corp.*                40,000       1,952,500
                                        ------------
  CHEMICALS -- 2.9%
    Dow Chemical Co.          18,000       2,128,500
    Rohm & Haas Co.           50,000       1,912,500
                                        ------------
                                           4,041,000
                                        ------------
  COMPUTER HARDWARE -- 2.6%
    Apple Computer, Inc.*     12,000         961,500
    International
      Business Machines
      Corp.                   27,000       2,656,125
                                        ------------
                                           3,617,625
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 7.5%
    Cadence Design
      Systems, Inc.*         105,000       1,594,688
    First Data Corp.          35,000       1,599,063
    Oracle Corp.*             35,000       1,664,688
    Sun Microsystems,
      Inc.*                   35,000       3,703,437
    Unisys Corp.*             85,000       2,061,249
                                        ------------
                                          10,623,125
                                        ------------
  CONGLOMERATES -- 1.1%
    Minnesota Mining &
      Manufacturing Co.       17,000       1,616,063
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
    Emerson Electric Co.      35,000       2,102,188
    Honeywell, Inc.           20,000       2,108,750
    Texas Instruments,
      Inc.                    40,000       3,590,000
                                        ------------
                                           7,800,938
                                        ------------
  FINANCIAL -- BANK & TRUST -- 7.9%
    Bank One Corp.            60,000       2,253,750
    BankAmerica Corp.         20,000       1,287,500
    Chase Manhattan Corp.     30,000       2,621,250
    Fleet Boston Corp.        55,000       2,399,375
    Wells Fargo & Co.         55,000       2,633,124
                                        ------------
                                          11,194,999
                                        ------------
  FINANCIAL SERVICES -- 1.2%
    Morgan Stanley, Dean
      Witter & Co.            15,000       1,654,688
                                        ------------
  FOOD -- 3.3%
    Heinz, (H.J.) Co.         45,000       2,148,750
    Ralston Purina Group      80,000       2,515,000
                                        ------------
                                           4,663,750
                                        ------------

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------

  HEALTHCARE SERVICES -- 1.2%
    Columbia HCA
      Healthcare Corp.        70,000    $  1,688,750
                                        ------------
  INSURANCE -- 8.4%
    Ace Ltd.                 110,000       2,138,125
    Aetna, Inc.               45,000       2,261,250
    American General
      Corp.                   45,000       3,338,437
    AON Corp.                 75,000       2,662,500
    CIGNA Corp.               20,000       1,495,000
                                        ------------
                                          11,895,312
                                        ------------
  MACHINERY & EQUIPMENT -- 2.4%
    Black & Decker Corp.      30,000       1,290,000
    Deere & Co.               58,000       2,102,500
                                        ------------
                                           3,392,500
                                        ------------
  METALS & MINING -- 3.3%
    Alcoa, Inc.               45,000       2,733,750
    Phelps Dodge Corp.        35,000       1,973,125
                                        ------------
                                           4,706,875
                                        ------------
  OIL & GAS -- 11.7%
    Atlantic Richfield
      Co.                     20,000       1,863,750
    BP Amoco PLC [ADR]        24,000       1,386,000
    Coastal Corp.             70,000       2,948,750
    Mobil Corp.               35,000       3,377,499
    Schlumberger Ltd.         35,000       2,119,688
    Texaco, Inc.              35,000       2,148,125
    Total SA [ADR]            40,000       2,667,500
                                        ------------
                                          16,511,312
                                        ------------
  PAPER & FOREST PRODUCTS -- 2.6%
    International Paper
      Co.                     70,000       3,683,750
                                        ------------
  PHARMACEUTICALS -- 4.5%
    American Home
      Products Corp.          70,000       3,657,500
    Pharmacia & Upjohn,
      Inc.                    50,000       2,696,875
                                        ------------
                                           6,354,375
                                        ------------
  PRINTING & PUBLISHING -- 3.2%
    Dow Jones & Co., Inc.     40,000       2,460,000
    Gannett Co., Inc.         26,000       2,005,250
                                        ------------
                                           4,465,250
                                        ------------
  RETAIL & MERCHANDISING -- 2.4%
    Consolidated Stores
      Corp.*                 100,000       1,831,250
    Federated Department
      Stores, Inc.*           38,000       1,622,125
                                        ------------
                                           3,453,375
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------

TELECOMMUNICATIONS -- 13.7%
    Alltel Corp.              36,000    $  2,997,000
    AT&T Corp.                70,000       3,272,499
    Bell Atlantic Corp.       42,000       2,727,375
    Loral Space and
      Communications*         90,000       1,355,625
    MCI WorldCom, Inc.*       35,000       3,003,438
    MediaOne Group, Inc.*     10,000         710,625
    QUALCOMM, Inc.*           13,000       2,895,750
    SBC Communications,
      Inc.                    50,000       2,546,875
                                        ------------
                                          19,509,187
                                        ------------
  UTILITIES -- 6.1%
    Carolina Power &
      Light Co.               50,000       1,725,000
    Dominion Resources,
      Inc.                    40,000       1,925,000
    Duke Energy Corp.         50,000       2,825,000
    FirstEnergy Corp.         85,000       2,215,313
                                        ------------
                                           8,690,313
                                        ------------
TOTAL COMMON STOCK
  (Cost $123,545,236)                    133,851,375
                                        ------------
PREFERRED STOCK -- 1.9%
  CONTAINERS & PACKAGING -- 0.7%
    Owens - Illinois,
      Inc.
      4.75% [CVT]             30,000         990,000
                                        ------------

----------------------------------------------------
                              SHARES        VALUE
----------------------------------------------------

  UTILITIES -- 1.2%
    Houston Industries,
      Inc.
      7.00% [CVT]             15,000    $  1,721,250
                                        ------------
TOTAL PREFERRED STOCK
  (Cost $2,678,608)                        2,711,250
                                        ------------
SHORT-TERM INVESTMENTS -- 6.1%
    Temporary Investment
      Cash Fund            4,333,783       4,333,783
    Temporary Investment
      Fund                 4,333,783       4,333,783
                                        ------------
  (Cost $8,667,566)                        8,667,566
                                        ------------
TOTAL INVESTMENTS -- 102.5%
  (Cost $134,891,410)                    145,230,191
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.5%)                        (3,519,528)
                                        ------------
NET ASSETS -- 100.0%                    $141,710,663
                                        ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF JANUS
OVERSEAS GROWTH FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

FOREIGN STOCK -- 81.8%
  ARGENTINA -- 0.1%
    Telefonica SA [ADR]*        2,570   $    128,339
                                        ------------
  BRAZIL -- 1.0%
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    24,260      1,889,247
    Telesp Celular
      Participacoes SA
      [ADR]*                   30,385        748,231
                                        ------------
                                           2,637,478
                                        ------------
  CANADA -- 4.8%
    BCE, Inc.                  12,022        724,148
    Bombardier, Inc. Cl-B      30,035        529,885
    Corus Entertainment,
      Inc.*                    43,107        674,051
    Le Groupe Videotron
      Ltee                     60,602        865,213
    Nortel Networks Corp.      86,850      5,379,272
    OCI Communications,
      Inc.*                    91,079        743,047
    Rogers Communications,
      Inc. Cl-B*              107,792      2,183,833
    Shaw Communications,
      Inc. Cl-B                33,570      1,021,319
                                        ------------
                                          12,120,768
                                        ------------
  FINLAND -- 7.1%
    Nokia AB Oyj               33,093      3,784,671
    Nokia Corp. Cl-A [ADR]     72,085      8,330,323
    Sonera Group Oyj          176,125      5,285,064
    Talentum Oyj Cl-B          17,775        231,662
    Tieto Corp. Cl-B           16,811        583,083
                                        ------------
                                          18,214,803
                                        ------------
  FRANCE -- 7.8%
    Atos SA*                   25,741      3,295,307
    Cap Gemini SA*             10,304      1,559,522
    Carrefour Supermarche
      SA                       27,961      5,172,356
    STMicroelectronics NV*     41,279      3,622,754
    STMicroelectronics NV
      NY Reg.                  22,995      2,089,671
    Total Fina SA Cl-B         14,611      1,973,360
    Vivendi                    27,580      2,088,581
                                        ------------
                                          19,801,551
                                        ------------
  GERMANY -- 4.9%
    Intershop
      Communications AG*        5,068        625,889
    Mannesmann AG              56,681      8,739,585
    Marschollek,

      Lautenschlaeger und
      Partner AG Non-
      Voting Pfd.               8,409      1,765,887
    Porsche AG Pfd.               484      1,322,641
                                        ------------
                                          12,454,002
                                        ------------

----------------------------------------------------
                              SHARES        VALUE
----------------------------------------------------

  HONG KONG -- 3.5%
    China Telecom Ltd.*     2,307,000   $  7,898,326
    China Telecom Ltd.
      [ADR]*                      210         14,175
    Legend Holdings Ltd.*     968,000      1,034,092
                                        ------------
                                           8,946,593
                                        ------------
  INDIA -- 0.3%
    Reliance Industries
      [GDR] 144A*              62,694        771,763
                                        ------------
  ISRAEL -- 0.7%
    Check Point Software
      Technologies Ltd.         2,455        284,013
    Partner Communications
      Co. Ltd. [ADR]*          93,445      1,471,759
                                        ------------
                                           1,755,772
                                        ------------
  ITALY -- 1.2%
    Banca Popolare di
      Brescia                  19,683        832,684
    Gucci Group Designs         1,852        148,229
    Telecom Italia Mobile
      SPA                     197,816      1,235,012
    Unicredito Italiano
      SPA                     175,662        821,601
                                        ------------
                                           3,037,526
                                        ------------
  JAPAN -- 20.8%
    Fuji Bank Ltd.*           190,000      2,603,487
    Fujitsu Ltd.               48,000      1,444,231
    Internet Initiative,
      Inc. [ADR]*               6,800        365,500
    Ito-Yokado Co. Ltd.        11,000        879,072
    Kirin Brewery Co. Ltd.     67,000        766,558
    Matsushita Electric
      Industrial Co. Ltd.*      1,000        167,880
    NEC Corp.                 112,000      2,264,468
    Nippon Telegraph &
      Telephone Corp.             137      2,100,421
    NTT Data Corp.                 97      1,533,633
    NTT Mobile
      Communication
      Network, Inc.               704     18,686,078
    Rohm Co. Ltd.               1,900        425,115
    Softbank Corp.*            12,200      5,061,899
    Sony Corp.                 30,600      4,767,686
    Takeda Chemical
      Industries Ltd.          65,000      3,730,834
    Tokio Marine & Fire
      Insurance Co. Ltd.       31,000        405,471
    Tyco International
      Ltd.                    154,225      6,159,361
    Yamanouchi
      Pharmaceutical Co.
      Ltd.*                    42,000      1,903,602
                                        ------------
                                          53,265,296
                                        ------------
  KOREA -- 0.7%
    SK Telecom Co. Ltd.
      [ADR]                   145,364      1,898,817
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

MEXICO -- 1.7%
    Grupo Televisa SA
      [GDR]*                   37,795   $  1,606,288
    Telefonos de Mexico SA
      Cl-L [ADR]               32,095      2,744,122
                                        ------------
                                           4,350,410
                                        ------------
  NETHERLANDS -- 9.4%
    ASM Lithography
      Holding NV*              25,891      1,825,974
    ASM Lithography
      Holding NV NY Reg.*       4,320        313,740
    Equant NV*                  1,837        178,597
    Equant NV NY Reg.*          7,196        698,012
    Getronics NV               64,762      3,226,426
    Gucci Group NV NY Reg.     42,404      3,424,123
    Koninklijke (Royal)
      Philips Electronics
      NV                       47,190      4,835,906
    Koninklijke (Royal)
      Philips Electronics
      NV NY Reg.               20,389      2,119,182
    TNT Post Group NV         176,497      4,489,271
    United Pan-Europe
      Communications NV*       25,181      1,934,699
    Versatel Telecom
      International NV*        70,043        868,700
                                        ------------
                                          23,914,630
                                        ------------
  SINGAPORE -- 0.8%
    Development Bank of
      Singapore*               77,921        880,442
    Singapore Press
      Holdings Ltd.            68,000      1,164,776
                                        ------------
                                           2,045,218
                                        ------------
  SPAIN -- 1.0%
    Argentaria Caja Postal
      Y Banco Hipotecario
      de Espana SA              8,577        190,213
    Banco Bilbao Vizcaya
      SA                       28,744        386,101
    Banco Santander
      Central Hispano SA       32,673        338,945
    Tele Pizza SA*              1,947         10,396
    Telefonica SA              98,959      1,626,729
                                        ------------
                                           2,552,384
                                        ------------
SWEDEN -- 5.2%
    Assa Abloy AB Cl-B        276,452      3,070,487
    Ericsson, (L.M.)
      Telephone Co. [ADR]      70,730      3,023,708
    Ericsson, (L.M.)
      Telephone Co. Cl-B       70,363      2,921,037
    Securitas AB Cl-B         130,808      1,937,139
    WM-Data AB Cl-B            53,518      2,244,474
                                        ------------
                                          13,196,845
                                        ------------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

  SWITZERLAND -- 0.8%
    ABB AG*                     9,776   $    984,824
    Julius Baer Holdings
      AG Cl-B                     347      1,044,138
                                        ------------
                                           2,028,962
                                        ------------
  TAIWAN -- 1.0%
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*              75,913      2,628,488
                                        ------------
  UNITED KINGDOM -- 9.0%
    Baltimore Technologies
      PLC*                     27,957        860,152
    Capita Group PLC           46,926        622,939
    CMG PLC*                   18,899        733,731
    Colt Telecom Group
      PLC*                    159,116      4,749,303
    Compass Group PLC         131,500      1,406,879
    Energis PLC*               13,770        438,574
    Hays PLC                   34,007        388,663
    Logica PLC                116,025      1,771,541
    Orange PLC*                35,307        878,880
    Prudential Corp. PLC*     121,071      1,896,266
    QXL Ltd.*                 175,077        598,988
    SEMA Group PLC            159,398      2,079,377
    Telewest
      Communications PLC*     390,993      1,669,718
    Telewest
      Communications PLC
      Rights*                  35,545         31,496
    Vodafone AirTouch PLC     789,590      3,666,666
    Vodafone AirTouch PLC
      [ADR]                    22,475      1,077,395
                                        ------------
                                          22,870,568
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $167,384,585)                    208,620,213
                                        ------------
U.S. STOCK -- 8.4%
  BROADCASTING -- 2.1%
    UnitedGlobalCom, Inc.
      Cl-A*                    40,690      3,540,029
    UnitedGlobalCom, Inc.
      Pfd. 144A*               27,815      1,665,423
                                        ------------
                                           5,205,452
                                        ------------
  COMPUTER SERVICES & SOFTWARE --1.0%
    Comverse Technology,
      Inc.*                    15,755      1,788,193
    StarMedia Network,
      Inc.*                    26,655        766,331
                                        ------------
                                           2,554,524
                                        ------------
  CONGLOMERATES -- 0.7%
    Seagram Co. Ltd.           37,860      1,869,338
                                        ------------

ASAF JANUS
OVERSEAS GROWTH FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Galileo Technology
      Ltd.*                    60,015   $  1,372,843
                                        ------------
  PHARMACEUTICALS -- 0.7%
    QLT PhotoTherapeutics,
      Inc.*                    44,180      1,872,128
                                        ------------
  SEMICONDUCTORS -- 1.5%
    Chartered
      Semiconductor
      Manufacturing            17,780        590,074
    Uniphase Corp.*            20,029      3,342,339
                                        ------------
                                           3,932,413
                                        ------------
TELECOMMUNICATIONS -- 1.9%
    Amdocs Ltd.                87,035      2,420,661
    Firstcom Corp.*            32,720        361,965
    NTL, Inc.*                 24,688      1,860,820
                                        ------------
                                           4,643,446
                                        ------------
TOTAL U.S. STOCK
  (Cost $15,546,519)                      21,450,144
                                        ------------

                               PAR
                              (000)
                              -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
    Federal Home Loan Bank
      5.22%, 12/23/99
  (Cost $19,849,200)          $20,000     19,846,728
                                        ------------
COMMERCIAL PAPER -- 3.2%
    Household Finance
      Corp.
      5.30%, 11/01/99
  (Cost $8,200,000)             8,200      8,200,000
                                        ------------
TOTAL INVESTMENTS -- 101.2%
(Cost $210,980,304)                      258,117,085
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.2%)                        (2,967,391)
                                        ------------
NET ASSETS -- 100.0%                    $255,149,694
                                        ============

Foreign currency exchange contracts outstanding at October 31, 1999:

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       RECEIVE           FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------

11/99       Buy     CHF       135,000   $    91,656   $    88,801     $  (2,855)
12/99       Buy     CHF       150,000       100,569        98,839        (1,730)
04/00       Buy     CHF       530,000       365,039       354,041       (10,998)
11/99       Buy     CAD     1,301,128       884,381       884,637           256
11/99       Buy     EUR     3,858,595     4,170,835     4,064,153      (106,682)
11/99       Buy     GBP       496,526       818,017       815,012        (3,005)
12/99       Buy     GBP     1,200,000     2,000,382     1,973,197       (27,185)
04/00       Buy     GBP     2,100,000     3,486,021     3,453,607       (32,414)
11/99       Buy     HKD    12,443,399     1,601,423     1,601,444            21
05/01       Buy     HKD     8,500,000     1,070,014     1,073,871         3,857
11/99       Buy     JPY    43,186,338       414,175       414,142           (33)
04/00       Buy     JPY 1,200,000,000    11,518,691    11,818,210       299,519
11/99       Buy     SEK     1,931,097       235,836       234,492        (1,344)
                                        -----------   -----------     ---------
                                        $26,757,039   $26,874,446     $ 117,407
                                        ===========   ===========     =========

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO       IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       DELIVER             FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------

11/99        Sell   CHF       135,000   $    94,274   $    88,801     $   5,473
 12/99       Sell   CHF       750,000       496,838       494,196         2,642
04/00        Sell   CHF       530,000       365,517       354,041        11,476
11/99        Sell   CAD       300,000       206,401       204,003         2,398
04/00        Sell   CAD     1,300,000       889,315       886,634         2,681
11/99        Sell   EUR     5,320,326     5,532,581     5,605,797       (73,216)
12/99        Sell   EUR     3,050,000     3,250,888     3,219,443        31,445
04/00        Sell   EUR     8,300,000     8,983,470     8,842,343       141,127
11/99        Sell   GBP       685,648     1,130,726     1,125,414         5,312
12/99        Sell   GBP     3,700,000     5,908,527     6,084,026      (175,499)
04/00        Sell   GBP     2,100,000     3,477,035     3,453,606        23,429
05/01        Sell   HKD    56,000,000     7,048,783     7,074,915       (26,132)
11/99        Sell   JPY    80,192,224       685,218       771,241       (86,023)
12/99        Sell   JPY    60,000,000       500,000       578,723       (78,723)
03/00        Sell   JPY   125,000,000     1,206,403     1,226,128       (19,725)
04/00        Sell   JPY 1,786,000,000    17,152,886    17,596,531      (443,645)
07/01        Sell   SGD       950,000       586,482       597,589       (11,107)
                                        -----------   -----------     ---------
                                        $57,515,344   $58,203,431     $(688,087)
                                        ===========   ===========     =========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 1999. Percentages are based on net assets.

                  INDUSTRY
                  --------

Aerospace                                      0.2%
Automobile Manufacturers                       0.5%
Beverages                                      0.3%
Broadcasting                                   0.6%
Business Services                              0.2%
Cable Television                               1.4%
Chemicals                                      2.2%
Clothing & Apparel                             1.4%
Computer Hardware                              1.2%
Computer Services & Software                   4.5%
Conglomerates                                  3.6%
Consumer Products & Services                   5.3%
Electronic Components & Equipment             15.1%
Entertainment & Leisure                        0.6%
Financial -- Bank & Trust                      2.0%
Financial Services                             3.1%
Industrial Products                            4.1%
Insurance                                      0.9%
Machinery & Equipment                          0.9%
Oil & Gas                                      0.8%
Pharmaceuticals                                0.9%
Printing & Publishing                          2.6%
Retail & Merchandising                         0.6%
Semiconductors                                 4.1%
Telecommunications                            22.9%
Transportation                                 1.8%
                                              ----
TOTAL                                         81.8%
                                              ====

----------------------------------------------------
Unless otherwise noted, all stocks are common stock. Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

See Notes to Financial Statements.

ASAF MARSICO
CAPITAL GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

COMMON STOCK -- 90.5%
  ADVERTISING -- 1.0%
    Young & Rubicam, Inc.   119,089    $  5,448,322
                                       ------------
  AIRLINES -- 2.0%
    UAL Corp.*              162,165      11,037,355
                                       ------------
  BEVERAGES -- 2.6%
    Anheuser-Busch
      Companies, Inc.       203,208      14,592,875
                                       ------------
  BROADCASTING -- 2.0%
    Clear Channel
      Communications,
      Inc.*                  88,530       7,115,599
    UnitedGlobalCom, Inc.
      Cl-A*                  46,889       4,079,343
                                       ------------
                                         11,194,942
                                       ------------
  COMPUTER HARDWARE -- 6.5%
    Dell Computer Corp.*    262,567      10,535,501
    EMC Corp.*              358,666      26,182,618
                                       ------------
                                         36,718,119
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 13.6%
    America Online, Inc.*   129,351      16,775,208
    Cisco Systems, Inc.*    200,868      14,864,232
    Juniper Networks,
      Inc.*                  25,864       7,128,765
    Microsoft Corp.*        280,353      25,950,174
    Sun Microsystems,
      Inc.*                 111,961      11,846,873
                                       ------------
                                         76,565,252
                                       ------------
  CONSTRUCTION -- 0.1%
    M.D.C. Holdings, Inc.    20,000         312,500
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 0.7%
    Estee Lauder
      Companies, Inc. Cl-A   84,149       3,923,447
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    General Electric Co.     88,571      12,006,906
    Texas Instruments,
      Inc.                  122,220      10,969,245
                                       ------------
                                         22,976,151
                                       ------------
  ENTERTAINMENT & LEISURE -- 3.3%
    Time Warner, Inc.       270,148      18,825,939
                                       ------------
  EQUIPMENT SERVICES -- 1.2%
    Hertz Corp. Cl-A        150,266       6,517,788
                                       ------------
  FINANCIAL -- BANK & TRUST -- 0.9%
    Northern Trust Corp.     53,698       5,185,213
                                       ------------
  FINANCIAL SERVICES -- 9.9%
    Citigroup, Inc.         523,443      28,331,353
    Fannie Mae              236,355      16,722,116
    Merrill Lynch & Co.,
      Inc.                  138,790      10,895,015
                                       ------------
                                         55,948,484
                                       ------------
  HOTELS & MOTELS -- 1.1%
    Four Seasons Hotels,
      Inc.                  155,068       6,464,397
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

  OIL & GAS -- 4.3%
    Anadarko Petroleum
      Corp.                 109,145    $  3,363,030
    Atlantic Richfield Co.   81,469       7,591,892
    Royal Dutch Petroleum
      Co.                   220,975      13,244,690
                                       ------------
                                         24,199,612
                                       ------------
  PHARMACEUTICALS -- 4.7%
    Genentech, Inc.*        101,780      14,834,435
    Pfizer, Inc.            211,020       8,335,290
    Priority Healthcare
      Corp. Cl-B*           162,154       3,253,215
                                       ------------
                                         26,422,940
                                       ------------
  PRINTING & PUBLISHING -- 0.3%
    Houghton Mifflin Co.     44,564       1,888,400
                                       ------------
  RESTAURANTS -- 1.5%
    McDonald's Corp.        202,608       8,357,580
                                       ------------
  RETAIL & MERCHANDISING -- 9.0%
    Best Buy Co., Inc.*      82,417       4,579,295
    CVS Corp.                63,269       2,748,247
    Home Depot, Inc.        212,424      16,038,012
    Tiffany & Co.           152,547       9,076,547
    Wal-Mart Stores, Inc.   318,189      18,176,546
                                       ------------
                                         50,618,647
                                       ------------
  SEMICONDUCTORS -- 1.5%
    JDS Uniphase Corp.*      51,328       8,565,360
                                       ------------
  TELECOMMUNICATIONS -- 19.4%
    Comcast Corp. Cl-A       54,994       2,316,622
    Lucent Technologies,
      Inc.                  229,755      14,761,759
    MCI WorldCom, Inc.*     253,509      21,754,241
    MediaOne Group, Inc.*   181,994      12,932,949
    QUALCOMM, Inc.*         133,708      29,783,456
    Sprint Corp.
      (PCS Group)*          168,538      13,978,120
    Vodafone AirTouch PLC
      [ADR]                 252,508      12,104,602
    Williams
      Communications
      Group, Inc.*           82,746       2,637,529
                                       ------------
                                        110,269,278
                                       ------------
  UTILITIES -- 0.8%
    AES Corp. [CVT]*         91,939       4,637,173
                                       ------------
TOTAL COMMON STOCK
  (Cost $424,574,799)                   510,669,774
                                       ------------
FOREIGN STOCK -- 2.5%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Sony Corp. -- (JPY)
  (Cost $13,589,897)         92,300      14,380,963
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal Home Loan Bank
      5.16%, 11/01/99
  (Cost $50,700,000)        $50,700    $ 50,700,000
                                       ------------
CORPORATE OBLIGATIONS -- 1.0%
  TELECOMMUNICATIONS
    Level 3
      Communications, Inc.
      [CVT]
      6.00%, 09/15/09
  (Cost $4,400,000)           4,400       5,428,500
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund              37,561    $     37,561
    Temporary Investment
      Fund                   37,560          37,560
                                       ------------
  (Cost $75,121)                             75,121
                                       ------------
TOTAL INVESTMENTS -- 103.0%
  (Cost $493,339,817)                   581,254,358
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.0%)                (16,940,543)
                                       ------------
NET ASSETS -- 100.0%                   $564,313,815
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------

COMMON STOCK -- 95.1%
  ADVERTISING -- 1.3%
    DoubleClick, Inc.*          3,100    $   434,000
    Lamar Advertising Co.*      3,900        210,600
                                         -----------
                                             644,600
                                         -----------
  BROADCASTING -- 4.1%
    AMFM, Inc.*                13,700        958,999
    Emmis Communications
      Corp. Cl-A*               7,500        540,938
    Entercom
      Communications
      Corp.*                   10,200        508,088
    Westwood One, Inc.*           300         13,838
                                         -----------
                                           2,021,863
                                         -----------
  BUSINESS SERVICES --1.6%
    Digex, Inc.*               18,500        529,563
    Navigant Consulting,
      Inc.*                     8,500        242,781
                                         -----------
                                             772,344
                                         -----------
  CLOTHING & APPAREL -- 2.1%
    AnnTaylor Stores
      Corp.*                   10,900        463,931
    Limited, Inc.              14,300        588,088
                                         -----------
                                           1,052,019
                                         -----------
  COMPUTER HARDWARE -- 1.5%
    Adaptec, Inc.*             16,800        756,000
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 21.1%
    BroadVision, Inc.*          3,900        284,700
    CheckFree Holdings
      Corp.*                   21,300        796,088
    Citrix Systems, Inc.*      21,400      1,372,274
    CMG PLC*                    3,700        404,919
    Comverse Technology,
      Inc.*                     8,200        930,699
    Covad Communications
      Group, Inc.               3,900        187,200
    Intuit, Inc.*              20,700        602,888
    Lycos, Inc.*                7,900        422,650
    Network Appliance,
      Inc.*                     6,900        510,600
    Peregrine Systems,
      Inc.*                     5,700        250,088
    Portal Software, Inc.*      3,100        202,663
    PSINet, Inc.*              13,000        468,000
    Rational Software
      Corp.*                   12,400        530,100
    Safeguard Scientifics,
      Inc.*                     5,800        487,925
    Safeguard Scientifics,
      Inc. Rights*                490              0
    Siebel Systems, Inc.*       8,400        922,424
    Starmedia Network,
      Inc.*                     8,400        241,500
    USWeb Corp.*               19,800        767,250
    VERITAS Software
      Corp.*                    9,700      1,046,387
                                         -----------
                                          10,428,355
                                         -----------

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------

  ELECTRONIC COMPONENTS & EQUIPMENT -- 11.5%
    Altera Corp.*              14,600    $   709,924
    Broadcom Corp.*             2,600        332,313
    Conexant Systems,
      Inc.*                     6,700        625,612
    E-Tek Dynamics, Inc.*       6,700        446,388
    Flextronics
      International Ltd.*       5,600        397,600
    Gemstar International
      Group Ltd.*               9,300        807,937
    Metromedia Fiber
      Network, Inc. Cl-A*      18,600        614,963
    Sanmina Corp.*             12,700      1,143,793
    Tandy Corp.*                9,800        616,788
                                         -----------
                                           5,695,318
                                         -----------
  ENTERTAINMENT & LEISURE -- 4.6%
    Harley-Davidson, Inc.      14,900        883,755
    Park Place
      Entertainment Corp.*     44,500        584,063
    Royal Caribbean
      Cruises Ltd.              5,200        275,925
    SFX Entertainment,
      Inc. Cl-A*               14,550        508,341
                                         -----------
                                           2,252,084
                                         -----------
  FINANCIAL
    SERVICES -- 6.2%
    Capital One Financial
      Corp.                    12,900        683,700
    Donaldson, Lufkin &
      Jenrette, Inc.            8,600        445,050
    E*TRADE Group, Inc.*       21,000        500,063
    Lehman Brothers
      Holdings, Inc.            7,100        523,181
    Providian Financial
      Corp.                     8,300        904,700
                                         -----------
                                           3,056,694
                                         -----------
  HEALTHCARE SERVICES -- 0.2%
    Express Scripts, Inc.
      Cl-A*                     2,300        112,988
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
    MiniMed, Inc.*              7,400        561,013
    PE Corp. - PE
      Biosystems Group          8,600        557,925
                                         -----------
                                           1,118,938
                                         -----------
  OFFICE EQUIPMENT -- 0.6%
    Staples, Inc.*             13,950        309,516
                                         -----------
  OIL & GAS -- 2.8%
    Coastal Corp.              13,800        581,325
    EOG Resources, Inc.        16,100        335,081
    Union Pacific
      Resources Group,
      Inc.                     31,200        452,400
                                         -----------
                                           1,368,806
                                         -----------
  PERSONAL SERVICES --0.9%
    Cendant Corp.*             28,200        465,300
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------

PHARMACEUTICALS -- 7.9%
    Biogen, Inc.*              12,100    $   896,912
    Gilead Sciences, Inc.       3,500        221,156
    Immunex Corp.*             10,500        661,500
    MedImmune, Inc.*            7,300        817,599
    QLT PhotoTherapeutics,
      Inc.*                     8,300        351,713
    Sepracor, Inc.*             5,800        482,488
    Waters Corp.*               9,100        483,438
                                         -----------
                                           3,914,806
                                         -----------
  PRINTING & PUBLISHING -- 1.3%
    Valassis
      Communications,
      Inc.*                    14,500        623,500
                                         -----------
  RETAIL & MERCHANDISING -- 5.2%
    Best Buy Co., Inc.*        11,900        661,194
    Circuit City Stores,
      Inc.                     13,200        563,475
    TJX Companies, Inc.        31,900        865,287
    Williams-Sonoma, Inc.*      8,700        467,625
                                         -----------
                                           2,557,581
                                         -----------
  SEMICONDUCTORS -- 10.6%
    JDS Uniphase Corp.*         6,800      1,134,750
    Maxim Integrated
      Products, Inc.*          13,500      1,065,656
    Micron Technology,
      Inc.*                     7,100        506,319
    PMC-Sierra, Inc.*           8,000        754,000
    Vitesse Semiconductor
      Corp.*                   15,200        697,300
    Xilinx, Inc.*              13,800      1,085,025
                                         -----------
                                           5,243,050
                                         -----------

----------------------------------------------------
                               SHARES       VALUE
----------------------------------------------------

  TELECOMMUNICATIONS -- 7.1%
    Adelphia
      Communications Corp.
      Cl-A*                     7,600    $   415,150
    Efficient Networks,
      Inc.*                    10,200        433,500
    Intermedia
      Communications,
      Inc.*                    22,500        585,000
    NTL, Inc.*                 12,375        932,766
    Voicestream Wireless
      Corp.*                    7,800        770,250
    WinStar
      Communications,
      Inc.*                     9,600        372,600
                                         -----------
                                           3,509,266
                                         -----------
  UTILITIES -- 2.2%
    Calpine Corp.*              9,000        518,625
    Montana Power Co.          20,200        574,437
                                         -----------
                                           1,093,062
                                         -----------
TOTAL COMMON STOCK
  (Cost $38,197,770)                      46,996,090
                                         -----------
SHORT-TERM INVESTMENTS -- 5.0%
    Temporary Investment
      Cash Fund             1,240,373      1,240,373
    Temporary Investment
      Fund                  1,240,372      1,240,372
                                         -----------
  (Cost $2,480,745)                        2,480,745
                                         -----------
TOTAL INVESTMENTS -- 100.1%
  (Cost $40,678,515)                      49,476,835
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)                           (68,256)
                                         -----------
NET ASSETS -- 100.0%                     $49,408,579
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

COMMON STOCK -- 91.4%
  AEROSPACE -- 4.8%
    General Dynamics Corp.     18,100    $ 1,003,419
    General Motors Corp.
      Cl-H*                    14,400      1,048,500
                                         -----------
                                           2,051,919
                                         -----------
  AIRLINES -- 1.3%
    Continental Airlines,
      Inc. Cl-B*               13,500        546,750
                                         -----------
  AUTOMOTIVE PARTS -- 3.0%
    Eaton Corp.                 4,500        338,625
    Lear Corp.*                27,200        918,000
                                         -----------
                                           1,256,625
                                         -----------
  BEVERAGES -- 1.2%
    American National Can
      Group, Inc.              41,400        517,500
                                         -----------
  BROADCASTING -- 4.0%
    AT&T Corp. Liberty
      Media Group Cl-A*        17,200        682,625
    News Corp. Ltd. [ADR]      22,000        606,375
    Scripps, (E.W.) Co.
      Cl-A                      9,000        415,688
                                         -----------
                                           1,704,688
                                         -----------
  BUILDING
    MATERIALS -- 1.0%
    Sherwin Williams Co.       18,700        418,413
                                         -----------
  BUSINESS SERVICES --4.3%
    Comdisco, Inc.             48,000        969,000
    Parametric Technology
      Corp.*                   44,000        838,750
                                         -----------
                                           1,807,750
                                         -----------
  CAPITAL GOODS -- 1.9%
    SPX Corp.*                  9,600        813,600
                                         -----------
  CHEMICALS -- 5.5%
    Engelhard Corp.            25,400        447,675
    Grace, (W.R.) & Co.*       49,000        731,937
    Lyondell Chemical Co.      32,300        391,638
    Praxair, Inc.              16,200        757,349
                                         -----------
                                           2,328,599
                                         -----------
  CLOTHING & APPAREL -- 0.2%
    Neiman Marcus Group,
      Inc. Cl-B*                3,977         85,260
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 4.6%
    Cadence Design
      Systems, Inc.*           47,300        718,369
    Ceridian Corp.*            42,500        932,344
    Computer Associates
      International, Inc.       5,400        305,100
                                         -----------
                                           1,955,813
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.2%
    Maytag Corp.               12,600        504,788
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    UCAR International,
      Inc.*                    33,500        655,344
                                         -----------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

  ENTERTAINMENT & LEISURE -- 1.1%
    Mirage Resorts, Inc.*      32,300    $   470,369
                                         -----------
  FINANCIAL -- BANK & TRUST -- 4.3%
    Countrywide Credit
      Industries, Inc.         24,900        845,043
    Fleet Boston Corp.         13,900        606,388
    Valley National
      Bancorp                  13,700        365,619
                                         -----------
                                           1,817,050
                                         -----------
  FINANCIAL SERVICES -- 7.4%
    AMBAC Financial Group,
      Inc.                     10,400        621,400
    Dun & Bradstreet Corp.     30,300        890,062
    FINOVA Group, Inc.         20,400        898,874
    SLM Holding Corp.          14,900        729,169
                                         -----------
                                           3,139,505
                                         -----------
  HEALTHCARE SERVICES -- 1.6%
    Wellpoint Health
      Networks, Inc.*          12,000        696,000
                                         -----------
  INSURANCE -- 3.0%
    Ace Ltd.                   32,300        627,831
    AON Corp.                   9,600        340,800
    Cincinnati Financial
      Corp.                     8,800        315,150
                                         -----------
                                           1,283,781
                                         -----------
  MACHINERY & EQUIPMENT -- 2.1%
    Grainger, (W.W.), Inc.      9,900        419,513
    McDermott
      International, Inc.      26,800        485,750
                                         -----------
                                             905,263
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    Becton Dickinson & Co.     23,900        606,463
    Genzyme Corp.*             15,600        596,700
                                         -----------
                                           1,203,163
                                         -----------
  METALS & MINING -- 2.3%
    AK Steel Holding Corp.     29,300        507,256
    Reynolds Metals Co.         7,600        459,325
                                         -----------
                                             966,581
                                         -----------
  OIL & GAS -- 10.9%
    Apache Corp.               12,700        495,300
    Coastal Corp.              16,900        711,912
    Dynegy, Inc.               22,500        514,688
    Kinder Morgan, Inc.        14,000        281,750
    Noble Drilling Corp.*      14,700        326,156
    Tosco Corp.                17,800        450,563
    Transocean Offshore,
      Inc.                     17,500        475,781
    USX-Marathon Group,
      Inc.                     24,200        704,824
    Williams Companies,
      Inc.                     18,000        675,000
                                         -----------
                                           4,635,974
                                         -----------
  PAPER & FOREST PRODUCTS -- 2.9%
    Bowater, Inc.              14,000        735,000
    Fort James Corp.           19,300        507,831
                                         -----------
                                           1,242,831
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

PRINTING & PUBLISHING -- 2.3%
    Belo, (A.H.) Corp.
      Cl-A                     38,500    $   784,437
    Lexmark International
      Group, Inc. Cl-A*         2,300        179,544
                                         -----------
                                             963,981
                                         -----------
  RAILROADS -- 1.7%
    Kansas City Southern
      Industries, Inc.         14,800        702,075
                                         -----------
  REAL ESTATE -- 1.5%
    Indymac Mortgage
      Holdings, Inc.
      [REIT]                   47,000        655,063
                                         -----------
  RETAIL & MERCHANDISING -- 3.0%
    Consolidated Stores
      Corp.*                   40,700        745,319
    Harcourt General, Inc.     13,200        508,200
                                         -----------
                                           1,253,519
                                         -----------
  SEMICONDUCTORS -- 0.5%
    National Semiconductor
      Corp.*                    6,400        191,600
                                         -----------
  TELECOMMUNICATIONS -- 4.0%
    American Tower Corp.
      Cl-A*                    23,600        449,875
    Global Crossing Ltd.*      15,300        529,762
    Sonera Oyj Corp.
      [ADR]*                   11,900        368,900
    WinStar
      Communications,
      Inc.*                     9,400        364,838
                                         -----------
                                           1,713,375
                                         -----------
  TRANSPORTATION -- 2.4%
    Galileo International,
      Inc.                     21,800        655,363
    Navistar International
      Corp.*                    8,800        366,850
                                         -----------
                                           1,022,213
                                         -----------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------

  UTILITIES -- 3.1%
    Cinergy Corp.              10,400    $   293,800
    Niagara Mohawk
      Holdings, Inc.*          32,300        512,762
    Unicom Corp.               13,100        501,894
                                         -----------
                                           1,308,456
                                         -----------
TOTAL COMMON STOCK
  (Cost $40,464,751)                      38,817,848
                                         -----------
SHORT-TERM INVESTMENTS -- 6.2%
    Temporary Investment
      Cash Fund             1,306,794      1,306,794
    Temporary Investment
      Fund                  1,306,794      1,306,794
                                         -----------
  (Cost $2,613,588)                        2,613,588
                                         -----------
TOTAL INVESTMENTS -- 97.6%
  (Cost $43,078,339)                      41,431,436
OTHER ASSETS LESS
  LIABILITIES -- 2.4%                      1,028,280
                                         -----------
NET ASSETS -- 100.0%                     $42,459,716
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
JPY   --   Japan/Japanese Yen
MXP   --   Mexico/Mexican Peso
SEK   --   Sweden/Swedish Krona
SGD   --   Singapore/Singapore Dollar

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                   ASAF                          ASAF           ASAF
                                                 FOUNDERS          ASAF         T. ROWE       AMERICAN         ASAF
                                              INTERNATIONAL       JANUS       PRICE SMALL     CENTURY       FEDERATED
                                                  SMALL         SMALL-CAP       COMPANY      STRATEGIC      HIGH YIELD
                                              CAPITALIZATION      GROWTH         VALUE        BALANCED         BOND
                                                   FUND            FUND          FUND           FUND           FUND
                                              --------------   ------------   -----------   ------------   ------------

ASSETS:

Investments in Securities at Value (A)         $17,186,665     $215,325,992   $63,240,190   $128,699,416   $115,139,114

  Collateral Received for Securities Lent               --       56,763,136      306,000       5,569,999      3,617,250

  Cash                                                  --                1           --         318,750             --

  Foreign Currency (B)                              47,826               --           --              --             --

  Receivable For:

    Securities Sold                                500,718          512,517      355,799       1,130,245        159,067

    Dividends and Interest                          18,243           27,725       32,344         650,473      2,460,351

    Futures Variation Margin                            --               --           --          97,789             --

    Fund Shares Sold                             1,135,004        6,689,835      304,575         775,562        388,159

  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                        278               --           --              --             --

  Receivable from Investment Manager                27,594               --           --          14,728             --

  Deferred Organization Costs                       40,702           40,702       40,702          40,702         40,702

  Prepaid Expenses                                  23,565           26,159       24,099          22,892         23,647
                                               -----------     ------------   -----------   ------------   ------------
      Total Assets                              18,980,595      279,386,067   64,303,709     137,320,556    121,828,290
                                               -----------     ------------   -----------   ------------   ------------
LIABILITIES:

  Cash Overdraft                                   515,097               --           --              --        159,567

  Payable to Investment Manager                         --           11,898       17,891              --         36,544

  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                      7,181               --           --              --             --

  Payable Upon Return of Securities Lent                --       56,763,136      306,000       5,569,999      3,617,250

  Payable For:

    Securities Purchased                         1,431,077        6,898,731    1,786,392       1,104,964             --

    Fund Shares Redeemed                                --          244,078      127,706          18,030        238,202

    Distribution Fees                               12,619          128,809       47,585          94,499         92,752

    Accrued Expenses and Other Liabilities          73,032          127,331      136,502         130,453        105,686

    Accrued Dividends                                   --               --           --              --        241,021
                                               -----------     ------------   -----------   ------------   ------------
      Total Liabilities                          2,039,006       64,173,983    2,422,076       6,917,945      4,491,022
                                               -----------     ------------   -----------   ------------   ------------
NET ASSETS                                     $16,941,589     $215,212,084   $61,881,633   $130,402,611   $117,337,268
                                               ===========     ============   ===========   ============   ============
COMPONENTS OF NET ASSETS

Capital Stock                                  $     1,259     $     12,709   $    6,992    $     10,178   $     12,848

Additional Paid-In Capital                      14,708,412      166,833,902   67,979,561     122,819,591    126,317,373

Undistributed Net Investment Income (Loss)              --               --           --         483,767             --

Accumulated Net Realized Gain (Loss) on
  Investments                                    1,213,624        2,051,631      856,163         720,055       (349,223)

Net Unrealized Appreciation (Depreciation)
  on Investments                                 1,018,294       46,313,842   (6,961,083)      6,369,020     (8,643,730)
                                               -----------     ------------   -----------   ------------   ------------
NET ASSETS                                     $16,941,589     $215,212,084   $61,881,633   $130,402,611   $117,337,268
                                               ===========     ============   ===========   ============   ============
(A) Investments at Cost                        $16,170,728     $169,012,185   $70,201,273   $122,590,668   $123,782,844
                                               ===========     ============   ===========   ============   ============
(B) Foreign Currency at Cost                   $    48,972     $         --   $       --    $         --   $         --
                                               ===========     ============   ===========   ============   ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                           ASAF                            ASAF              ASAF
                                         FOUNDERS          ASAF           T. ROWE          AMERICAN             ASAF
                                      INTERNATIONAL        JANUS        PRICE SMALL         CENTURY           FEDERATED
                                          SMALL          SMALL-CAP        COMPANY          STRATEGIC         HIGH YIELD
                                      CAPITALIZATION      GROWTH           VALUE           BALANCED             BOND
                                           FUND            FUND            FUND              FUND               FUND
                                      --------------   -------------   -------------   -----------------   ---------------

NET ASSET VALUE:
  Class A:  Net Assets                  $2,374,130      $54,038,868     $10,881,109       $24,443,323        $16,079,404
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             175,059        3,163,696       1,223,081         1,902,805          1,760,803
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value and
              Redemption Price
              Per Share                 $    13.56      $     17.08     $      8.90       $     12.85        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
            Divided by
                (1 - Maximum
                Sales Charge)                   95%              95%             95%               95%            95 3/4%
                                        ----------      -----------     -----------       -----------        -----------
            Offering Price
              Per Share*                $    14.27      $     17.98     $      9.37       $     13.53        $      9.54
                                        ==========      ===========     ===========       ===========        ===========
  Class B:  Net Assets                  $7,722,312      $98,524,397     $23,890,289       $65,932,391        $68,159,659
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             574,602        5,838,635       2,701,626         5,148,401          7,462,389
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.44      $     16.87     $      8.84       $     12.81        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
  Class C:  Net Assets                  $2,540,530      $38,336,650     $13,163,886       $20,769,289        $13,204,895
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             189,145        2,268,168       1,489,931         1,622,619          1,446,075
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.43      $     16.90     $      8.84       $     12.80        $      9.13
                                        ==========      ===========     ===========       ===========        ===========
  Class X:  Net Assets                  $4,304,617      $24,312,169     $13,946,349       $19,257,608        $19,893,310
                                        ----------      -----------     -----------       -----------        -----------
            Shares Outstanding             320,518        1,438,545       1,577,677         1,504,380          2,178,718
                                        ----------      -----------     -----------       -----------        -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share           $    13.43      $     16.90     $      8.84       $     12.80        $      9.13
                                        ==========      ===========     ===========       ===========        ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                     ASAF          ASAF
                                          ASAF           ASAF           ASAF           ASAF        NEUBERGER     NEUBERGER
                                       OPPENHEIMER   LORD ABBETT       JANUS         MARSICO        BERMAN        BERMAN
                                        LARGE-CAP     GROWTH AND      OVERSEAS       CAPITAL        MID-CAP       MID-CAP
                                         GROWTH         INCOME         GROWTH         GROWTH        GROWTH         VALUE
                                          FUND           FUND           FUND           FUND          FUND          FUND
                                       -----------   ------------   ------------   ------------   -----------   -----------

ASSETS:

  Investments in Securities at
    Value (A)                          $54,742,313   $145,230,191   $258,117,085   $581,254,358   $49,476,835   $41,431,436

  Collateral Received for Securities
    Lent                                9,831,788      17,938,097             --    142,103,987    17,874,935     3,132,300

  Cash                                  4,292,941              --        586,553             --            --            --

  Foreign Currency (B)
  Receivable For:                              --              --            315             --            --            --

    Securities Sold                        19,839         494,863      2,313,435      4,158,382       915,976     1,210,332

    Dividends and Interest                 26,911         199,023        142,375        222,624        12,650        72,207

    Futures Variation Margin                   --              --             --             --            --            --

    Fund Shares Sold                      372,008       1,454,032      3,117,992      6,787,915       497,986       438,861

  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                --              --        529,636             --            --            --

  Receivable from Investment Manager           --              --             --             --        35,293         1,375

  Deferred Organization Costs                  --              --             --             --            --            --

  Prepaid Expenses                         30,852          30,615         26,377         37,730        21,737        25,769
                                       -----------   ------------   ------------   ------------   -----------   -----------
      Total Assets                     69,316,652     165,346,821    264,833,768    734,564,996    68,835,412    46,312,280
                                       -----------   ------------   ------------   ------------   -----------   -----------
LIABILITIES:
  Cash Overdraft                               --             364             --             --           651           499

  Payable to Investment Manager            15,471          40,914        167,479        291,189            --            --

  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                --              --      1,100,316             --            --            --

  Payable Upon Return of Securities
    Lent                                9,831,788      17,938,097             --    142,103,987    17,874,935     3,132,300

 Payable For:

    Securities Purchased                  207,268       5,119,823      7,732,633     26,355,762     1,352,849       582,927

    Fund Shares Redeemed                   44,123         319,179        184,238        610,284        92,038        45,881

    Distribution Fees                      43,655          99,528        172,061        398,960        34,101        29,868

    Accrued Expenses and Other
      Liabilities                         102,306         118,253        327,347        490,999        72,259        61,089

    Accrued Dividends                          --              --             --             --            --            --
                                       -----------   ------------   ------------   ------------   -----------   -----------
      Total Liabilities                10,244,611      23,636,158      9,684,074    170,251,181    19,426,833     3,852,564

                                       -----------   ------------   ------------   ------------   -----------   -----------

NET ASSETS                             $59,072,041   $141,710,663   $255,149,694   $564,313,815   $49,408,579   $42,459,716
                                       ===========   ============   ============   ============   ===========   ===========
COMPONENTS OF NET ASSETS

Capital Stock                          $     4,361   $     11,505   $     18,265   $     38,874   $     3,061   $     3,728

Additional Paid-In Capital              51,663,736    134,414,966    214,432,711    485,495,644    42,630,299    43,320,384

Undistributed Net Investment Income
  (Loss)                                 1,732,519     (3,054,589)    (5,873,070)    (9,135,755)   (2,023,101)      782,507

Accumulated Net Realized Gain (Loss)
  on Investments                         5,671,425     10,338,781     46,571,788     87,915,052     8,798,320    (1,646,903)
                                       -----------   ------------   ------------   ------------   -----------   -----------
Net Unrealized Appreciation
  (Depreciation) on Investments
NET ASSETS                             $59,072,041   $141,710,663   $255,149,694   $564,313,815   $49,408,579   $42,459,716
                                       ===========   ============   ============   ============   ===========   ===========
(A) Investments at Cost                $49,070,888   $134,891,410   $210,980,304   $493,339,817   $40,678,515   $43,078,339
                                       ===========   ============   ============   ============   ===========   ===========
(B) Foreign Currency at Cost           $       --    $         --   $        304   $         --   $        --   $        --

                                       ===========   ============   ============   ============   ===========   ===========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                                                                                     ASAF          ASAF
                                          ASAF           ASAF           ASAF           ASAF        NEUBERGER     NEUBERGER
                                       OPPENHEIMER   LORD ABBETT       JANUS         MARSICO        BERMAN        BERMAN
                                        LARGE-CAP     GROWTH AND      OVERSEAS       CAPITAL        MID-CAP       MID-CAP
                                         GROWTH         INCOME         GROWTH         GROWTH        GROWTH         VALUE
                                          FUND           FUND           FUND           FUND          FUND          FUND
                                       -----------   ------------   ------------   ------------   -----------   -----------

NET ASSET VALUE:
  Class A:  Net Assets                 $9,270,606    $ 28,123,296   $ 61,081,797   $103,195,999   $10,907,551   $ 8,560,674
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            679,902       2,281,563      4,344,115      7,078,566       672,624       749,340
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value and
              Redemption Price
              Per Share                $    13.64    $      12.33   $      14.06   $      14.58   $     16.22   $     11.42
                                       ===========   ============   ============   ============   ===========   ===========
            Divided by
                (1 - Maximum
                Sales Charge)                  95%             95%            95%            95%           95%           95%
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Offering Price
              Per Share*               $    14.36    $      12.98   $      14.80   $      15.35   $     17.07   $     12.02
                                       ===========   ============   ============   ============   ===========   ===========
  Class B:  Net Assets                 $29,218,517   $ 66,008,756   $105,964,953   $285,342,300   $22,399,488   $21,560,444
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding          2,157,030       5,357,308      7,603,107     19,663,398     1,389,541     1,893,776
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.55    $      12.32   $      13.94   $      14.51   $     16.12   $     11.38
                                       ===========   ============   ============   ============   ===========   ===========
  Class C:  Net Assets                 $7,370,553    $ 23,209,861   $ 54,100,603   $125,795,774   $ 9,674,022   $ 7,730,820
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            545,640       1,885,544      3,876,579      8,680,896       600,114       679,091
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.51    $      12.31   $      13.96   $      14.49   $     16.12   $     11.38
                                       ===========   ============   ============   ============   ===========   ===========
  Class X:  Net Assets                 $13,212,365   $ 24,368,750   $ 34,002,341   $ 49,979,742   $ 6,427,518   $ 4,607,778
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Shares Outstanding            977,966       1,980,621      2,441,424      3,450,594       398,762       405,560
                                       -----------   ------------   ------------   ------------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share          $    13.51    $      12.30   $      13.93   $      14.48   $     16.12   $     11.36
                                       ===========   ============   ============   ============   ===========   ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                    ASAF             ASAF            ASAF           ASAF           ASAF
                                                T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                                                INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                                   EQUITY           GROWTH          INCOME          BOND          MARKET
                                                    FUND             FUND            FUND           FUND           FUND
                                                -------------   --------------   ------------   ------------   ------------

ASSETS:

Investments in corresponding Portfolios of
American Skandia Master Trust (A)                $24,993,897    $1,276,516,880   $180,102,822   $153,534,101   $179,652,618

  Receivable for Investments Sold
    in Corresponding Portfolios of
    American Skandia Master Trust                      6,997         1,336,306        159,131        473,971      1,686,396

  Receivable for Fund Shares Sold                    112,026        16,622,290      1,029,358        713,194      3,401,282

  Receivable from Investment Manager                      --                --             --          4,414             --

  Deferred Organization Costs                         38,695            38,696         38,697         38,696         38,695

  Prepaid Expenses                                    21,154            52,519         24,770         22,694         30,329
                                                 -----------    --------------   ------------   ------------   ------------
      Total Assets                                25,172,769     1,294,566,691    181,354,778    154,787,070    184,809,320
                                                 -----------    --------------   ------------   ------------   ------------
LIABILITIES:

  Payable for Investments Purchased
    in Corresponding Portfolios of
    American Skandia Master Trust                    112,026        16,622,290      1,029,358        713,194      3,401,282

  Payable to Investment Manager
  Payable For:                                         3,797             1,434             --             --             --

    Fund Shares Redeemed                               6,997         1,336,306        159,131        473,971      1,686,396

    Distribution Fees                                 30,938           896,464        130,366        117,954        131,793

    Accrued Dividends                                     --                --             --        642,723          9,637

    Accrued Expenses and Other Liabilities            32,668           472,537         72,760         76,815         66,378
                                                 -----------    --------------   ------------   ------------   ------------
      Total Liabilities                              186,426        19,329,031      1,391,615      2,024,657      5,295,486

                                                 -----------    --------------   ------------   ------------   ------------
NET ASSETS                                       $24,986,343    $1,275,237,660   $179,963,163   $152,762,413   $179,513,834
                                                 ===========    ==============   ============   ============   ============
COMPONENTS OF NET ASSETS

Capital Stock                                    $     2,234    $       64,055   $     13,154   $     15,238   $    179,512

Additional Paid-In Capital                        22,044,791     1,089,736,789    164,895,496    158,088,313    179,332,390

Undistributed Net Investment Income (Loss)                --                --        673,983       (188,644)            --

Accumulated Net Realized Gain (Loss) on
  Investments                                       (349,819)      (56,843,791)     2,717,739     (2,701,626)         1,932

Net Unrealized Appreciation (Depreciation) on
  Investments                                      3,289,137       242,280,607     11,662,791     (2,450,868)            --
                                                 -----------    --------------   ------------   ------------   ------------
NET ASSETS                                       $24,986,343    $1,275,237,660   $179,963,163   $152,762,413   $179,513,834
                                                 ===========    ==============   ============   ============   ============
(A) Investments at Cost                          $21,704,760    $1,034,236,273   $168,440,031   $155,984,969   $179,652,618
                                                 ===========    ==============   ============   ============   ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                                       ASAF            ASAF          ASAF          ASAF          ASAF
                                                   T. ROWE PRICE      JANUS         INVESCO        TOTAL          JPM
                                                   INTERNATIONAL     CAPITAL        EQUITY        RETURN         MONEY
                                                      EQUITY          GROWTH        INCOME         BOND         MARKET
                                                       FUND            FUND          FUND          FUND          FUND
                                                   -------------   ------------   -----------   -----------   -----------

NET ASSET VALUE:
  Class A:  Net Assets                              $4,623,226     $234,575,043   $31,959,866   $23,139,515   $43,003,741
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         420,593       10,678,362    2,339,274     2,288,635     43,003,406
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value and
              Redemption Price
              Per Share                             $    10.99     $      21.97   $    13.66    $    10.11    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
            Divided by
                (1 - Maximum
                Sales Charge)                               95%              95%          95%       95 3/4%           100%
                                                    ----------     ------------   -----------   -----------   -----------
            Offering Price
              Per Share*                            $    11.57     $      23.13   $    14.38    $    10.56    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class B:  Net Assets                              $9,256,942     $684,777,602   $79,962,364   $83,936,225   $79,202,220
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         824,693       35,115,038    5,840,869     8,385,796     79,202,223
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.22     $      19.50   $    13.69    $    10.01    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class C:  Net Assets                              $4,379,296     $222,229,979   $34,157,237   $26,112,418   $28,923,173
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         390,827       11,415,901    2,496,237     2,609,330     28,922,501
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.21     $      19.47   $    13.68    $    10.01    $      1.00
                                                    ==========     ============   ===========   ===========   ===========
  Class X:  Net Assets                              $6,726,879     $133,655,036   $33,883,696   $19,574,255   $28,384,700
                                                    ----------     ------------   -----------   -----------   -----------
            Shares Outstanding                         598,049        6,845,849    2,477,655     1,954,079     28,383,768
                                                    ----------     ------------   -----------   -----------   -----------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                       $    11.25     $      19.52   $    13.68    $    10.02    $      1.00
                                                    ==========     ============   ===========   ===========   ===========

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                        ASAF                         ASAF          ASAF
                                                      FOUNDERS         ASAF         T. ROWE      AMERICAN       ASAF
                                                   INTERNATIONAL       JANUS      PRICE SMALL    CENTURY      FEDERATED
                                                       SMALL         SMALL-CAP      COMPANY     STRATEGIC    HIGH YIELD
                                                   CAPITALIZATION     GROWTH         VALUE       BALANCED       BOND
                                                        FUND           FUND          FUND          FUND         FUND
                                                   --------------   -----------   -----------   ----------   -----------

INVESTMENT INCOME:
  Interest                                           $   38,149     $   580,730   $  162,162    $1,654,984   $ 8,531,231
  Dividends                                              48,981          22,948      902,060       508,357       198,666
  Foreign Taxes Withheld                                 (5,180)           (620)         (68)       (4,614)           --
                                                     ----------     -----------   -----------   ----------   -----------
      Total Investment Income                            81,950         603,058    1,064,154     2,158,727     8,729,897
                                                     ----------     -----------   -----------   ----------   -----------
EXPENSES:
  Advisory Fees                                         103,317         562,160      554,993       642,319       627,384
  Shareholder Servicing Fees                            109,282         237,978      375,101       232,693       237,126
  Administration and Accounting Fees                     55,499          93,570      100,499       102,076       122,344
  Custodian Fees                                         52,315          43,428       38,939        78,532        18,334
  Distribution Fees -- Class A                            6,802          73,902       49,365        67,494        64,562
  Distribution Fees -- Class B                           31,178         259,463      199,794       323,442       476,811
  Distribution Fees -- Class C                           15,363         115,840      117,161       119,533       110,332
  Distribution Fees -- Class X                           33,781         101,514      139,309       135,725       179,982
  Supplemental Distribution Fees                             --           6,666           --            --            --
  Audit and Legal Fees                                    1,966          12,974       11,850        14,853        18,657
  Organization Costs                                     13,673          13,673       13,673        13,673        13,673
  Directors' Fees                                           492           2,649        3,133         3,436         4,732
  Registration Fees                                      37,044          81,405       65,063        74,051        85,727
  Miscellaneous Expenses                                  6,794          20,898       14,622        26,231        48,085
                                                     ----------     -----------   -----------   ----------   -----------
      Total Expenses                                    467,506       1,626,120    1,683,502     1,834,058     2,007,749
      Less: Reimbursement of Expenses by
             Investment Manager                        (230,103)       (319,189)    (484,132)     (402,807)     (279,932)
           Waiver of Fees by
             Investment Manager                              --              --           --            --            --
           Fees Paid Indirectly                              --          (6,666)          --            --            --
                                                     ----------     -----------   -----------   ----------   -----------
      Net Expenses                                      237,403       1,300,265    1,199,370     1,431,251     1,727,817
                                                     ----------     -----------   -----------   ----------   -----------
Net Investment Income (Loss)                           (155,453)       (697,207)    (135,216)      727,476     7,002,080
                                                     ----------     -----------   -----------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                        1,627,328       3,607,424    1,392,258     1,971,847      (327,421)
    Futures Contracts                                        --              --           --       (57,735)           --
    Written Options Contracts                                --              --           --            --            --
    Foreign Currency Transactions                       (67,191)          2,167           --        83,875            --
                                                     ----------     -----------   -----------   ----------   -----------
  Net Realized Gain (Loss)                            1,560,137       3,609,591    1,392,258     1,997,987      (327,421)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                        1,080,293      46,265,212   (1,429,144)    4,674,848    (5,663,260)
    Futures Contracts                                        --              --           --       258,175            --
    Translation of Assets and
      Liabilities Denominated in
      Foreign Currencies                                  3,368              35           --         2,097            --
                                                     ----------     -----------   -----------   ----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation)                                    1,083,661      46,265,247   (1,429,144)    4,935,120    (5,663,260)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Gain (Loss) on Investments                      2,643,798      49,874,838      (36,886)    6,933,107    (5,990,681)
                                                     ----------     -----------   -----------   ----------   -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                  $2,488,345     $49,177,631   $ (172,102)   $7,660,583   $ 1,011,399
                                                     ==========     ===========   ===========   ==========   ===========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                                     ASAF          ASAF
                                             ASAF          ASAF          ASAF          ASAF        NEUBERGER     NEUBERGER
                                          OPPENHEIMER   LORD ABBETT      JANUS        MARSICO       BERMAN        BERMAN
                                           LARGE-CAP    GROWTH AND     OVERSEAS       CAPITAL       MID-CAP       MID-CAP
                                            GROWTH        INCOME        GROWTH        GROWTH        GROWTH         VALUE
                                             FUND          FUND          FUND          FUND          FUND          FUND
                                          -----------   -----------   -----------   -----------   -----------   -----------

INVESTMENT INCOME:
  Interest                                $  153,759    $  242,807    $   977,363   $ 1,429,409   $  106,813    $    91,154
  Dividends                                   93,715     1,365,786        885,635     1,593,953       37,950        284,549
  Foreign Taxes Withheld                          --        (1,708)       (46,902)      (44,737)          --           (156)
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Total Investment Income                247,474     1,606,885      1,816,096     2,978,625      144,763        375,547
                                          ----------    -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Advisory Fees                              368,000       808,861      1,437,139     2,818,404      227,549        187,268
  Shareholder Servicing Fees                 207,061       290,360        555,520       784,373      150,870        134,008
  Administration and Accounting Fees          71,124       111,509        159,094       248,223       52,952         46,443
  Custodian Fees                              24,170        26,948        205,373        35,192       28,595         17,796
  Distribution Fees -- Class A                28,832        73,966        150,582       262,216       27,152         20,223
  Distribution Fees -- Class B               176,865       344,597        500,421     1,356,677      108,589        103,750
  Distribution Fees -- Class C                51,192       130,849        283,330       654,589       54,187         40,117
  Distribution Fees -- Class X               103,978       185,482        221,576       282,705       35,752         23,763
  Supplemental Distribution Fees                  --        26,208         21,031        20,637        5,851         20,744
  Audit and Legal Fees                         8,215        17,152         27,144        56,071        4,964          4,149
  Organization Costs                              --            --             --            --           --             --
  Directors' Fees                              2,044         4,056          6,387        13,040        1,163            949
  Registration Fees                           55,974        81,130        113,088       258,494       64,074         58,381
  Miscellaneous Expenses                      10,588        22,099         50,934        80,101       10,079          8,925
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Total Expenses                       1,108,043     2,123,217      3,731,619     6,870,722      771,777        666,516
      Less: Reimbursement of
             Expenses by
             Investment Manager             (231,936)     (310,596)      (333,601)     (770,893)    (224,107)      (197,824)
           Waiver of Fees by
             Investment Manager               (8,636)     (161,772)      (130,652)           --           --             --
           Fees Paid Indirectly                   --       (26,208)       (21,031)      (20,637)      (5,851)       (20,744)
                                          ----------    -----------   -----------   -----------   -----------   -----------
      Net Expenses                           867,471     1,624,641      3,246,335     6,079,192      541,819        447,948
                                          ----------    -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)                (619,997)      (17,756)    (1,430,239)   (3,100,567)    (397,056)       (72,401)
                                          ----------    -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                             4,509,503    (1,864,544)    (3,345,216)   (8,079,193)  (2,023,101)       862,653
    Futures Contracts                             --            --             --            --           --             --
    Written Options Contracts                     --            --             --      (106,679)          --             --
    Foreign Currency Transactions                 --            --       (966,207)           --           (7)            --
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Realized Gain (Loss)                 4,509,503    (1,864,544)    (4,311,423)   (8,185,872)  (2,023,108)       862,653
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             4,407,755     9,399,850     45,683,029    85,728,862    8,571,273     (1,727,464)
    Futures Contracts                             --            --             --            --           --             --
    Translation of Assets and
      Liabilities Denominated in
      Foreign Currencies                          --            --       (251,520)          511           --             --
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Change in Unrealized
    Appreciation (Depreciation)            4,407,755     9,399,850     45,431,509    85,729,373    8,571,273     (1,727,464)
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Gain (Loss) on Investments           8,917,258     7,535,306     41,120,086    77,543,501    6,548,165       (864,811)
                                          ----------    -----------   -----------   -----------   -----------   -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      $8,297,261    $7,517,550    $39,689,847   $74,442,934   $6,151,109    $  (937,212)
                                          ==========    ===========   ===========   ===========   ===========   ===========

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                           ASAF            ASAF          ASAF          ASAF          ASAF
                                                       T. ROWE PRICE      JANUS         INVESCO        TOTAL         JPM
                                                       INTERNATIONAL     CAPITAL        EQUITY        RETURN        MONEY
                                                          EQUITY          GROWTH        INCOME         BOND         MARKET
                                                           FUND            FUND          FUND          FUND          FUND
                                                       -------------   ------------   -----------   -----------   ----------

INVESTMENT INCOME:
  Investment Income from Corresponding Portfolios
    of American Skandia Master Trust:
    Interest                                            $   44,459     $  6,584,137   $ 2,108,171   $ 6,642,731   $4,699,238
    Dividends                                              335,263        1,342,055     1,386,277            --           --
    Foreign Taxes Withheld                                 (51,880)         (23,013)       (1,174)           --           --
                                                        ----------     ------------   -----------   -----------   ----------
      Total Investment Income                              327,842        7,903,179     3,493,274     6,642,731    4,699,238
      Expenses from Corresponding Portfolios of
        American Skandia Master Trust                     (290,199)      (7,087,896)   (1,022,828)     (801,428)    (584,434)
                                                        ----------     ------------   -----------   -----------   ----------
      Net Investment Income (Loss) from Corresponding
        Portfolios of American Skandia Master Trust         37,643          815,283     2,470,446     5,841,303    4,114,804
                                                        ----------     ------------   -----------   -----------   ----------
EXPENSES:
  Shareholder Servicing Fees                               146,904        1,741,738       339,852       219,645      255,176
  Administration and Accounting Fees                        30,001           60,000        53,000        52,999       36,646
  Distribution Fees -- Class A                              15,996          607,936       100,877        70,007      111,055
  Distribution Fees -- Class B                              57,662        3,279,348       462,979       504,909      369,569
  Distribution Fees -- Class C                              32,883        1,164,717       206,540       177,205      159,278
  Distribution Fees -- Class X                              61,840          873,700       268,978       164,863      179,037
  Supplemental Distribution Fees                             3,142           66,845        46,415            --           --
  Audit and Legal Fees                                       1,943           62,198        11,485         9,853        8,924
  Organization Costs                                        12,955           12,955        12,955        12,955       12,955
  Directors' Fees                                              996           30,274         5,791         4,923        4,501
  Registration Fees                                         43,112          556,476        93,359        92,057      119,927
  Miscellaneous Expenses                                     4,072          174,025        28,311        24,858       25,600
                                                        ----------     ------------   -----------   -----------   ----------
      Total Expenses                                       411,506        8,630,212     1,630,542     1,334,274    1,282,668
      Less: Reimbursement of Expenses by Investment
             Manager                                      (235,177)      (1,885,197)     (370,317)     (330,620)    (118,169)
           Fees Paid Indirectly                             (3,142)         (66,845)      (46,415)           --           --
                                                        ----------     ------------   -----------   -----------   ----------
      Net Expenses                                         173,187        6,678,170     1,213,810     1,003,654    1,164,499
                                                        ----------     ------------   -----------   -----------   ----------
Net Investment Income (Loss)                              (135,544)      (5,862,887)    1,256,636     4,837,649    2,950,305
                                                        ----------     ------------   -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIOS OF
  AMERICAN SKANDIA MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                                            (278,463)     (51,859,781)    3,247,433    (1,695,853)       2,598
    Futures Contracts                                           --               --            --    (1,072,511)          --
    Written Options Contracts                                   --               --            --        97,353           --
    Swap Agreements                                             --               --            --       (30,823)          --
    Foreign Currency Transactions                          (21,086)         (15,752)           --      (188,724)          --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Realized Gain (Loss)                                (299,549)     (51,875,533)    3,247,433    (2,890,558)       2,598
                                                        ----------     ------------   -----------   -----------   ----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                           3,333,045      228,050,761     9,613,363    (2,874,806)          --
    Futures Contracts                                           --               --            --         5,847           --
    Written Options Contracts                                   --               --            --        89,366           --
    Swap Agreements                                             --               --            --        (8,723)          --
    Translation of Assets and Liabilities Denominated
      in Foreign Currencies                                 (4,215)              42            --        90,325           --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Change in Unrealized Appreciation
    (Depreciation)                                       3,328,830      228,050,803     9,613,363    (2,697,991)          --
                                                        ----------     ------------   -----------   -----------   ----------
  Net Gain (Loss) on Investments                         3,029,281      176,175,270    12,860,796    (5,588,549)       2,598
                                                        ----------     ------------   -----------   -----------   ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                     $2,893,737     $170,312,383   $14,117,432   $  (750,900)  $2,952,903
                                                        ==========     ============   ===========   ===========   ==========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         ASAF                                                     ASAF                  ASAF
                                       FOUNDERS                       ASAF                       T. ROWE              AMERICAN
                                     INTERNATIONAL                   JANUS                     PRICE SMALL            CENTURY
                                         SMALL                     SMALL-CAP                     COMPANY             STRATEGIC
                                    CAPITALIZATION                   GROWTH                       VALUE               BALANCED
                                         FUND                         FUND                        FUND                  FUND
                               -------------------------   --------------------------   -------------------------   ------------
                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                  1999          1998           1999          1998          1999          1998           1999
                               -----------   -----------   ------------   -----------   -----------   -----------   ------------

FROM OPERATIONS:
 Net Investment Income (Loss)  $  (155,453)  $  (21,602)   $   (697,207)  $   (57,296)  $  (135,216)  $   (46,776)  $    727,476
 Net Realized Gain (Loss) on
   Investments                   1,560,137     (203,090)      3,609,591      (860,753)    1,392,258      (373,253)     1,997,987
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,083,661      (55,153)     46,265,247        50,611    (1,429,144)   (5,500,322)     4,935,120
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Net Increase (Decrease) in
   Net Assets Resulting from
   Operations                    2,488,345     (279,845)     49,177,631      (867,438)     (172,102)   (5,920,351)     7,660,583
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                              --         (452)             --            --            --          (181)      (112,620)
   Class B                              --         (125)             --            --            --          (114)      (136,565)
   Class C                              --          (62)             --            --            --           (35)       (51,277)
   Class X                              --         (180)             --            --            --           (92)       (58,449)
 In Excess of Net Investment
   Income:
   Class A                              --          (74)             --            --       (27,592)       (4,193)            --
   Class B                              --          (20)             --            --            --        (2,624)            --
   Class C                              --          (10)             --            --            --          (814)            --
   Class X                              --          (29)             --            --            --        (2,136)            --
 From Net Realized Gains:
   Class A                              --           --              --            --            --            --             --
   Class B                              --           --              --            --            --            --             --
   Class C                              --           --              --            --            --            --             --
   Class X                              --           --              --            --            --            --             --
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Total Distributions                     --         (952)             --            --       (27,592)      (10,189)      (358,911)
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  8,904,367    5,208,868     155,373,353    10,639,455    21,076,473    44,422,288    101,103,998
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
Net Increase in Net Assets      11,392,712    4,928,071     204,550,984     9,772,017    20,876,779    38,491,748    108,405,670
NET ASSETS:
 Beginning of Period             5,548,877      620,806      10,661,100       889,083    41,004,854     2,513,106     21,996,941
                               -----------   ----------    ------------   -----------   -----------   -----------   ------------
 End of Period                 $16,941,589   $5,548,877    $215,212,084   $10,661,100   $61,881,633   $41,004,854   $130,402,611
                               ===========   ==========    ============   ===========   ===========   ===========   ============

                                  ASAF
                                AMERICAN
                                 CENTURY
                                STRATEGIC
                                BALANCED
                                  FUND
                               -----------
                               YEAR ENDED
                               OCTOBER 31,
                                  1998
                               -----------

FROM OPERATIONS:
 Net Investment Income (Loss)  $    79,418
 Net Realized Gain (Loss) on
   Investments                  (1,207,852)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,441,116
                               -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                        312,682
                               -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From Net Investment Income:
   Class A                         (11,493)
   Class B                          (9,726)
   Class C                          (4,525)
   Class X                          (9,794)
 In Excess of Net Investment
   Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 From Net Realized Gains:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
                               -----------
Total Distributions                (35,538)
                               -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                 20,468,469
                               -----------
Net Increase in Net Assets      20,745,613
NET ASSETS:
 Beginning of Period             1,251,328
                               -----------
 End of Period                 $21,996,941
                               ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ASAF                        ASAF                         ASAF                  ASAF
                                       FEDERATED                   OPPENHEIMER                 LORD ABBETT              JANUS
                                       HIGH YIELD                   LARGE-CAP                     GROWTH               OVERSEAS
                                          BOND                       GROWTH                     AND INCOME              GROWTH
                                          FUND                        FUND                         FUND                  FUND
                               --------------------------   -------------------------   --------------------------   ------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                               OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                   1999          1998          1999         1998(1)         1999         1998(1)         1999
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------

FROM OPERATIONS:
 Net Investment Income (Loss)  $  7,002,080   $ 1,488,563   $  (619,997)  $  (126,014)  $    (17,756)  $    26,263   $ (1,430,239)
 Net Realized Gain (Loss) on
   Investments                     (327,421)      (17,619)    4,509,503    (2,156,987)    (1,864,544)   (1,190,045)    (4,311,423)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   (5,663,260)   (2,955,623)    4,407,755     1,263,670      9,399,850       938,931     45,431,509
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                       1,011,399    (1,484,679)    8,297,261    (1,019,331)     7,517,550      (224,851)    39,689,847
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                       (1,066,043)     (230,890)           --            --        (12,015)       (6,881)            --
   Class B                       (3,686,137)     (635,141)           --            --         (1,848)       (1,202)            --
   Class C                         (853,383)     (207,080)           --            --           (855)         (484)            --
   Class X                       (1,396,517)     (415,452)           --            --         (1,589)       (1,389)            --
 In Excess of Net Investment
   Income:
   Class A                               --            --            --            --        (36,455)           --             --
   Class B                               --            --            --            --         (5,608)           --             --
   Class C                               --            --            --            --         (2,595)           --             --
   Class X                               --            --            --            --         (4,822)           --             --
 From Net Realized Gains:
   Class A                               --            --            --            --             --            --             --
   Class B                               --            --            --            --             --            --             --
   Class C                               --            --            --            --             --            --             --
   Class X                               --            --            --            --             --            --             --
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Total Distributions              (7,002,080)   (1,488,563)           --            --        (65,787)       (9,956)            --
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  77,719,547    44,745,185    31,103,658    20,690,453    101,607,672    32,886,035    170,502,829
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
Net Increase in Net Assets       71,728,866    41,771,943    39,400,919    19,671,122    109,059,435    32,651,228    210,192,676
NET ASSETS:
 Beginning of Period             45,608,402     3,836,459    19,671,122            --     32,651,228            --     44,957,018
                               ------------   -----------   -----------   -----------   ------------   -----------   ------------
 End of Period                 $117,337,268   $45,608,402   $59,072,041   $19,671,122   $141,710,663   $32,651,228   $255,149,694
                               ============   ===========   ===========   ===========   ============   ===========   ============

                                  ASAF
                                  JANUS
                                OVERSEAS
                                 GROWTH
                                  FUND
                               -----------
                               YEAR ENDED
                               OCTOBER 31,
                                 1998(1)
                               -----------

FROM OPERATIONS:
 Net Investment Income (Loss)  $   (45,889)
 Net Realized Gain (Loss) on
   Investments                  (2,636,468)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   1,140,279
                               -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                     (1,542,078)
                               -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From Net Investment Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 In Excess of Net Investment
   Income:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
 From Net Realized Gains:
   Class A                              --
   Class B                              --
   Class C                              --
   Class X                              --
                               -----------
Total Distributions                     --
                               -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                 46,499,096
                               -----------
Net Increase in Net Assets      44,957,018
NET ASSETS:
 Beginning of Period                    --
                               -----------
 End of Period                 $44,957,018
                               ===========

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------

                                                                       ASAF                        ASAF
                                           ASAF                      NEUBERGER                   NEUBERGER
                                         MARSICO                      BERMAN                      BERMAN
                                         CAPITAL                      MID-CAP                     MID-CAP
                                          GROWTH                      GROWTH                       VALUE
                                           FUND                        FUND                        FUND
                                --------------------------   -------------------------   -------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                    1999         1998(2)        1999         1998(2)        1999         1998(2)
                                ------------   -----------   -----------   -----------   -----------   -----------

FROM OPERATIONS:
 Net Investment Income (Loss)   $ (3,100,567)  $    14,303   $  (397,056)  $   (1,506)   $   (72,401)  $    1,431
 Net Realized Gain (Loss) on
   Investments                    (8,185,872)     (949,883)   (2,023,108)      94,129        862,653        1,518
 Net Change in Unrealized
   Appreciation (Depreciation)
   on Investments                 85,729,373     2,185,679     8,571,273      227,047     (1,727,464)      80,561
                                ------------   -----------   -----------   ----------    -----------   ----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations                       74,442,934     1,250,099     6,151,109      319,670       (937,212)      83,510
                                ------------   -----------   -----------   ----------    -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                           (14,303)           --            --           --           (508)          --
   Class B                                --            --            --           --           (549)          --
   Class C                                --            --            --           --           (242)          --
   Class X                                --            --            --           --           (132)          --
 In Excess of Net Investment
   Income:
   Class A                               (35)           --            --           --         (2,758)          --
   Class B                                --            --            --           --         (2,976)          --
   Class C                                --            --            --           --         (1,315)          --
   Class X                                --            --            --           --           (718)          --
 From Net Realized Gains:
   Class A                                --            --       (20,483)          --           (237)          --
   Class B                                --            --       (34,595)          --           (761)          --
   Class C                                --            --       (22,944)          --           (336)          --
   Class X                                --            --       (16,107)          --           (162)          --
                                ------------   -----------   -----------   ----------    -----------   ----------
Total Distributions                  (14,338)           --       (94,129)          --        (10,694)          --
                                ------------   -----------   -----------   ----------    -----------   ----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  448,096,651    40,538,469    40,361,211    2,670,718     39,513,072    3,811,040
                                ------------   -----------   -----------   ----------    -----------   ----------
Net Increase in Net Assets       522,525,247    41,788,568    46,418,191    2,990,388     38,565,166    3,894,550
NET ASSETS:
 Beginning of Period              41,788,568            --     2,990,388           --      3,894,550           --
                                ------------   -----------   -----------   ----------    -----------   ----------
 End of Period                  $564,313,815   $41,788,568   $49,408,579   $2,990,388    $42,459,716   $3,894,550
                                ============   ===========   ===========   ==========    ===========   ==========

                                          ASAF
                                      T. ROWE PRICE
                                      INTERNATIONAL
                                         EQUITY
                                          FUND
                                -------------------------
                                YEAR ENDED    YEAR ENDED
                                OCTOBER 31,   OCTOBER 31,
                                   1999          1998
                                -----------   -----------

FROM OPERATIONS:
 Net Investment Income (Loss)   $  (135,544)  $   (43,968)
 Net Realized Gain (Loss) on
   Investments                     (299,549)      (67,792)
 Net Change in Unrealized
   Appreciation (Depreciation)
   on Investments                 3,328,830        25,778
                                -----------   -----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations                       2,893,737       (85,982)
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                               --            --
   Class B                               --            --
   Class C                               --            --
   Class X                               --            --
 In Excess of Net Investment
   Income:
   Class A                          (13,643)           --
   Class B                           (6,565)           --
   Class C                           (4,600)           --
   Class X                           (9,863)           --
 From Net Realized Gains:
   Class A                               --            --
   Class B                               --            --
   Class C                               --            --
   Class X                               --            --
                                -----------   -----------
Total Distributions                 (34,671)           --
                                -----------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                   9,698,559    10,953,519
                                -----------   -----------
Net Increase in Net Assets       12,557,625    10,867,537
NET ASSETS:
 Beginning of Period             12,428,718     1,561,181
                                -----------   -----------
 End of Period                  $24,986,343   $12,428,718
                                ===========   ===========

(1) Commenced operations on December 31, 1997.
(2) Commenced operations on August 19, 1998.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ASAF                           ASAF                         ASAF
                                          JANUS                        INVESCO                       TOTAL

                                         CAPITAL                        EQUITY                       RETURN
                                         GROWTH                         INCOME                        BOND
                                          FUND                           FUND                         FUND
                              -----------------------------   --------------------------   --------------------------
                                YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                               OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                   1999            1998           1999          1998           1999          1998
                              --------------   ------------   ------------   -----------   ------------   -----------

FROM OPERATIONS:
Net Investment Income (Loss)  $   (5,862,887)  $   (334,631)  $  1,256,636   $   346,202   $  4,837,649   $   604,031
 Net Realized Gain (Loss) on
   Investments                   (51,875,533)    (4,945,536)     3,247,433      (517,156)    (2,890,558)      371,331
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                   228,050,803     14,298,404      9,613,363     2,038,173     (2,697,991)      235,283
                              --------------   ------------   ------------   -----------   ------------   -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                      170,312,383      9,018,237     14,117,432     1,867,219       (750,900)    1,210,645
                              --------------   ------------   ------------   -----------   ------------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From Net Investment Income:
   Class A                                --         (3,261)      (207,977)      (38,382)      (746,581)      (81,710)
   Class B                                --         (1,754)      (267,381)      (49,590)    (2,433,498)     (203,491)
   Class C                                --           (551)      (120,280)      (19,657)      (857,234)     (142,796)
   Class X                                --         (1,648)      (171,251)      (53,610)      (800,336)     (178,399)
 In Excess of Net Investment
   Income:
   Class A                                --         (2,821)            --            --             --            --
   Class B                                --         (1,518)            --            --             --            --
   Class C                                --           (476)            --            --             --            --
   Class X                                --         (1,426)            --            --             --            --
 From Net Realized Gains:
   Class A                                --             --             --            --        (41,731)          (35)
   Class B                                --             --             --            --       (174,101)          (98)
   Class C                                --             --             --            --        (68,174)          (43)
   Class X                                --             --             --            --        (87,038)         (111)
                              --------------   ------------   ------------   -----------   ------------   -----------
Total Distributions                       --        (13,455)      (766,889)     (161,239)    (5,208,693)     (606,683)
                              --------------   ------------   ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                  965,500,168    126,069,978    112,998,444    48,599,599    114,425,804    42,508,563
                              --------------   ------------   ------------   -----------   ------------   -----------
 Net Increase in Net Assets    1,135,812,551    135,074,760    126,348,987    50,305,579    108,466,211    43,112,525
NET ASSETS:
 Beginning of Period             139,425,109      4,350,349     53,614,176     3,308,597     44,296,202     1,183,677
                              --------------   ------------   ------------   -----------   ------------   -----------
 End of Period                $1,275,237,660   $139,425,109   $179,963,163   $53,614,176   $152,762,413   $44,296,202
                              ==============   ============   ============   ===========   ============   ===========

                                         ASAF
                                         JPM
                                        MONEY
                                        MARKET
                                         FUND
                              --------------------------
                               YEAR ENDED    YEAR ENDED
                              OCTOBER 31,    OCTOBER 31,
                                  1999          1998
                              ------------   -----------

FROM OPERATIONS:
Net Investment Income (Loss)  $  2,950,305   $   521,976
 Net Realized Gain (Loss) on
   Investments                       2,598          (666)
 Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                          --            --
                              ------------   -----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                      2,952,903       521,310
                              ------------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From Net Investment Income:
   Class A                        (790,112)     (105,287)
   Class B                      (1,124,422)     (132,858)
   Class C                        (488,137)      (78,804)
   Class X                        (547,634)     (205,027)
 In Excess of Net Investment
   Income:
   Class A                              --            --
   Class B                              --            --
   Class C                              --            --
   Class X                              --            --
 From Net Realized Gains:
   Class A                              --            (4)
   Class B                              --           (10)
   Class C                              --            (4)
   Class X                              --            (7)
                              ------------   -----------
Total Distributions             (2,950,305)     (522,001)
                              ------------   -----------
CAPITAL SHARE TRANSACTIONS
 (NOTE 4):
 Net Increase in Net Assets
   from Capital Share
   Transactions                136,157,181    41,796,215
                              ------------   -----------
 Net Increase in Net Assets    136,159,779    41,795,524
NET ASSETS:
 Beginning of Period            43,354,055     1,558,531
                              ------------   -----------
 End of Period                $179,513,834   $43,354,055
                              ============   ===========

See Notes to Financial Statements.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------

ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
 Class A                             1999          $ 10.27      $(0.14)         $ 3.43        $ 3.29
                                     1998             9.87       (0.02)           0.45          0.43
                                     1997(1)         10.00        0.05           (0.18)        (0.13)
 Class B                             1999            10.23       (0.22)           3.43          3.21
                                     1998             9.85       (0.08)           0.46          0.38
                                     1997(1)         10.00        0.04           (0.19)        (0.15)
 Class C                             1999            10.22       (0.21)           3.42          3.21
                                     1998             9.86       (0.08)           0.44          0.36
                                     1997(1)         10.00        0.04           (0.18)        (0.14)
 Class X                             1999            10.21       (0.19)           3.41          3.22
                                     1998             9.84       (0.08)           0.45          0.37
                                     1997(1)         10.00        0.04           (0.20)        (0.16)
ASAF JANUS SMALL-CAP
GROWTH FUND:
------------------------------
------------------------------
 Class A                             1999          $  9.11      $(0.10)         $ 8.07        $ 7.97
                                     1998             9.94       (0.07)          (0.76)        (0.83)
                                     1997(1)         10.00       (0.03)          (0.03)        (0.06)
 Class B                             1999             9.04       (0.17)           8.00          7.83
                                     1998             9.93       (0.12)          (0.77)        (0.89)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
 Class C                             1999             9.06       (0.16)           8.00          7.84
                                     1998             9.94       (0.10)          (0.78)        (0.88)
                                     1997(1)         10.00       (0.04)          (0.02)        (0.06)
 Class X                             1999             9.06       (0.15)           7.99          7.84
                                     1998             9.93       (0.11)          (0.76)        (0.87)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
 Class A                             1999          $  8.85      $ 0.02          $ 0.06        $ 0.08
                                     1998            10.46        0.04           (1.62)        (1.58)
                                     1997(1)         10.00        0.02            0.44          0.46
 Class B                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
 Class C                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.45       (0.02)          (1.62)        (1.64)
                                     1997(1)         10.00          --            0.45          0.45
 Class X                             1999             8.80       (0.03)           0.07          0.04
                                     1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
ASAF AMERICAN
CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
 Class A                             1999          $ 10.89      $ 0.19          $ 1.89        $ 2.08
                                     1998             9.99        0.15            0.84          0.99
                                     1997(1)         10.00        0.04           (0.05)        (0.01)
 Class B                             1999            10.86        0.12            1.88          2.00
                                     1998             9.96        0.09            0.85          0.94
                                     1997(1)         10.00        0.02           (0.06)        (0.04)
 Class C                             1999            10.87        0.11            1.87          1.98
                                     1998             9.98        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.04)        (0.02)
 Class X                             1999            10.85        0.11            1.89          2.00
                                     1998             9.96        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.06)        (0.04)

                                               Less Distributions
                                   ------------------------------------------
                                    From Net     In Excess of      From Net
                                   Investment   Net Investment     Realized
                                     Income         Income          Gains
                                   ----------   --------------   ------------

ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
 Class A                             $   --         $   --            $--
                                      (0.03)            --            --
                                         --             --            --
 Class B                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class C                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class X                                 --             --            --
                                         --             --            --
                                         --             --            --
ASAF JANUS SMALL-CAP
GROWTH FUND:
------------------------------
------------------------------
 Class A                             $   --         $   --            $--
                                         --             --            --
                                         --             --            --
 Class B                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class C                                 --             --            --
                                         --             --            --
                                         --             --            --
 Class X                                 --             --            --
                                         --             --            --
                                         --             --            --
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
 Class A                             $   --         $(0.03)           $--
                                         --          (0.03)           --
                                         --             --            --
 Class B                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
 Class C                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
 Class X                                 --             --            --
                                         --          (0.01)           --
                                         --             --            --
ASAF AMERICAN
CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
 Class A                             $(0.12)        $   --            $--
                                      (0.09)            --            --
                                         --             --            --
 Class B                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --
 Class C                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --
 Class X                              (0.05)            --            --
                                      (0.04)            --            --
                                         --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

     $   --          $13.56         32.04%       $ 2,374         268%        2.10%        2.10%             4.53%
      (0.03)          10.27          4.32%           886          49%        2.10%        2.10%             9.20%
         --            9.87         (1.30%)          106          --         2.10%        2.10%           136.49%
         --           13.44         31.38%         7,722         268%        2.60%        2.60%             5.04%
         --           10.23          3.90%         1,387          49%        2.60%        2.60%             9.80%
         --            9.85         (1.50%)          230          --         2.60%        2.60%            90.64%
         --           13.43         31.41%         2,540         268%        2.60%        2.60%             5.05%
         --           10.22          3.69%           872          49%        2.60%        2.60%             9.72%
         --            9.86         (1.40%)           79          --         2.60%        2.60%            55.02%
         --           13.43         31.54%         4,305         268%        2.60%        2.60%             5.07%
         --           10.21          3.80%         2,404          49%        2.60%        2.60%             9.58%
         --            9.84         (1.60%)          206          --         2.60%        2.60%            54.45%

     $   --          $17.08         87.80%       $54,039          74%        1.70%        1.71%             2.20%
         --            9.11         (8.45%)        1,801          94%        1.70%        1.70%             6.38%
         --            9.94         (0.60%)          193          --         1.70%        1.70%           105.48%
         --           16.87         86.73%        98,524          74%        2.20%        2.21%             2.69%
         --            9.04         (8.96%)        2,685          94%        2.20%        2.20%             6.86%
         --            9.93         (0.70%)          353          --         2.20%        2.20%            57.99%
         --           16.90         86.64%        38,337          74%        2.20%        2.21%             2.73%
         --            9.06         (8.85%)        2,090          94%        2.20%        2.20%             6.60%
         --            9.94         (0.60%)           74          --         2.20%        2.20%            42.48%
         --           16.90         86.53%        24,312          74%        2.20%        2.21%             2.82%
         --            9.06         (8.76%)        4,085          94%        2.20%        2.20%             6.69%
         --            9.93         (0.70%)          270          --         2.20%        2.20%            47.29%

     $(0.03)         $ 8.90          0.86%       $10,881          35%        1.75%        1.75%             2.61%
      (0.03)           8.85        (15.13%)        7,155           4%        1.75%        1.75%             3.51%
         --           10.46          4.60%           383          --         1.75%        1.75%            54.47%
         --            8.84          0.45%        23,890          35%        2.25%        2.25%             3.13%
      (0.01)           8.80        (15.63%)       13,184           4%        2.25%        2.25%             4.03%
         --           10.44          4.40%         1,155          --         2.25%        2.25%            30.14%
         --            8.84          0.45%        13,164          35%        2.25%        2.25%             3.13%
      (0.01)           8.80        (15.71%)        8,298           4%        2.25%        2.25%             3.97%
         --           10.45          4.50%           335          --         2.25%        2.25%            33.60%
         --            8.84          0.45%        13,947          35%        2.25%        2.25%             3.12%
      (0.01)           8.80        (15.63%)       12,368           4%        2.25%        2.25%             4.00%
         --           10.44          4.40%           640          --         2.25%        2.25%            22.43%

     $(0.12)         $12.85         19.10%       $24,443         104%        1.60%        1.60%             2.15%
      (0.09)          10.89          9.93%         3,359          93%        1.60%        1.60%             4.32%
         --            9.99         (0.10%)          257           2%        1.60%        1.60%            37.87%
      (0.05)          12.81         18.46%        65,933         104%        2.10%        2.10%             2.67%
      (0.04)          10.86          9.45%         8,272          93%        2.10%        2.10%             4.65%
         --            9.96         (0.40%)          381           2%        2.10%        2.10%            29.90%
      (0.05)          12.80         18.26%        20,769         104%        2.10%        2.10%             2.67%
      (0.04)          10.87          9.33%         3,202          93%        2.10%        2.10%             4.77%
         --            9.98         (0.20%)          215           2%        2.10%        2.10%            38.96%
      (0.05)          12.80         18.48%        19,258         104%        2.10%        2.10%             2.67%
      (0.04)          10.85          9.34%         7,164          93%        2.10%        2.10%             4.66%
         --            9.96         (0.40%)          398           2%        2.10%        2.10%            26.66%

  Ratio of Net Investment
     Income (Loss) to
   Average Net Assets(3)
  -----------------------

           (1.19%)
           (0.28%)
            2.03%
           (1.84%)
           (0.74%)
            1.62%
           (1.74%)
           (0.79%)
            1.72%
           (1.63%)
           (0.76%)
            1.58%

           (0.73%)
           (0.75%)
           (1.16%)
           (1.24%)
           (1.26%)
           (1.73%)
           (1.25%)
           (1.13%)
           (1.73%)
           (1.21%)
           (1.19%)
           (1.70%)

            0.17%
            0.20%
            0.69%
           (0.35%)
           (0.30%)
            0.17%
           (0.34%)
           (0.32%)
            0.02%
           (0.31%)
           (0.32%)
            0.19%

            1.44%
            1.30%
            1.56%
            0.94%
            0.80%
            0.79%
            0.92%
            0.79%
            0.78%
            0.88%
            0.79%
            1.07%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                     Year         Value         Net        Net Realized   Total from
                                     Ended      Beginning   Investment     & Unrealized   Investment
                                  October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                  -----------   ---------  -------------   ------------   ----------

ASAF FEDERATED
HIGH YIELD BOND FUND:
------------------------------
------------------------------
  Class A                          1999          $  9.38      $ 0.80          $(0.25)       $0.55
                                   1998             9.93        0.74           (0.55)        0.19
                                   1997(1)         10.00        0.05           (0.07)       (0.02)
  Class B                          1999             9.39        0.75           (0.26)        0.49
                                   1998             9.93        0.69           (0.54)        0.15
                                   1997(1)         10.00        0.04           (0.07)       (0.03)
  Class C                          1999             9.38        0.75           (0.25)        0.50
                                   1998             9.93        0.69           (0.55)        0.14
                                   1997(1)         10.00        0.03           (0.07)       (0.04)
  Class X                          1999             9.39        0.75           (0.26)        0.49
                                   1998             9.93        0.69           (0.54)        0.15
                                   1997(1)         10.00        0.04           (0.07)       (0.03)
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.44      $(0.15)         $ 3.35        $3.20
                                   1998(5)         10.00       (0.10)           0.54         0.44
  Class B                          1999            10.43       (0.21)           3.33         3.12
                                   1998(5)         10.00       (0.14)           0.57         0.43
  Class C                          1999            10.40       (0.21)           3.32         3.11
                                   1998(5)         10.00       (0.14)           0.54         0.40
  Class X                          1999            10.41       (0.21)           3.31         3.10
                                   1998(5)         10.00       (0.14)           0.55         0.41
ASAF LORD ABBETT GROWTH
AND INCOME FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.52      $ 0.06          $ 1.80        $1.86
                                   1998(5)         10.00        0.05            0.50         0.55
  Class B                          1999            10.53       (0.01)           1.81         1.80
                                   1998(5)         10.00        0.01            0.52         0.53
  Class C                          1999            10.51       (0.01)           1.82         1.81
                                   1998(5)         10.00        0.01            0.50         0.51
  Class X                          1999            10.52       (0.01)           1.80         1.79
                                   1998(5)         10.00        0.01            0.51         0.52
ASAF JANUS OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
  Class A                          1999          $ 10.55      $(0.09)         $ 3.60        $3.51
                                   1998(5)         10.00        0.01            0.54         0.55
  Class B                          1999            10.51       (0.15)           3.58         3.43
                                   1998(5)         10.00       (0.04)           0.55         0.51
  Class C                          1999            10.52       (0.15)           3.59         3.44
                                   1998(5)         10.00       (0.04)           0.56         0.52
  Class X                          1999            10.50       (0.14)           3.57         3.43
                                   1998(5)         10.00       (0.04)           0.54         0.50

                                           Less Distributions
                                 --------------------------------------
                                  From Net     In Excess of    From Net
                                 Investment   Net Investment   Realized
                                   Income         Income        Gains
                                 ----------   --------------   --------

ASAF FEDERATED
HIGH YIELD BOND FUND:
------------------------------
------------------------------
  Class A                          $(0.80)        $   --          $--
                                    (0.74)            --          --
                                    (0.05)            --          --
  Class B                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.04)            --          --
  Class C                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.03)            --          --
  Class X                           (0.75)            --          --
                                    (0.69)            --          --
                                    (0.04)            --          --
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
------------------------------
------------------------------
  Class A                          $   --         $   --          $--
                                       --             --          --
  Class B                              --             --          --
                                       --             --          --
  Class C                              --             --          --
                                       --             --          --
  Class X                              --             --          --
                                       --             --          --
ASAF LORD ABBETT GROWTH
AND INCOME FUND:
------------------------------
------------------------------
  Class A                          $(0.01)        $(0.04)         $--
                                    (0.03)            --          --
  Class B                              --          (0.01)         --
                                       --             --          --
  Class C                              --          (0.01)         --
                                       --             --          --
  Class X                              --          (0.01)         --
                                       --             --          --
ASAF JANUS OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
  Class A                          $   --         $   --          $--
                                       --             --          --
  Class B                              --             --          --
                                       --             --          --
  Class C                              --             --          --
                                       --             --          --
  Class X                              --             --          --
                                       --             --          --

                                       72

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            Supplemental Data             Ratios of Expenses to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------

     $(0.80)         $ 9.13          5.70%      $ 16,079          18%       1.50%         1.50%              1.81%
      (0.74)           9.38          1.67%         6,979          22%       1.50%         1.50%              2.90%
      (0.05)           9.93         (0.23%)        2,154          11%       1.50%         1.50%             30.49%
      (0.75)           9.13          5.05%        68,160          18%       2.00%         2.00%              2.31%
      (0.69)           9.39          1.25%        20,495          22%       2.00%         2.00%              3.32%
      (0.04)           9.93         (0.30%)          920          11%       2.00%         2.00%             30.22%
      (0.75)           9.13          5.05%        13,205          18%       2.00%         2.00%              2.32%
      (0.69)           9.38          1.26%         5,732          22%       2.00%         2.00%              3.41%
      (0.03)           9.93         (0.36%)          206          11%       2.00%         2.00%             29.26%
      (0.75)           9.13          5.06%        19,893          18%       2.00%         2.00%              2.32%
      (0.69)           9.39          1.26%        12,402          22%       2.00%         2.00%              3.33%
      (0.04)           9.93         (0.25%)          556          11%       2.00%         2.00%             30.95%

     $   --          $13.64         30.65%      $  9,271         320%       1.80%         1.80%              2.41%
         --           10.44          4.40%         2,690         207%       1.80%         1.80%              4.29%
         --           13.55         29.91%        29,219         320%       2.30%         2.30%              2.91%
         --           10.43          4.30%         7,468         207%       2.30%         2.30%              4.77%
         --           13.51         29.90%         7,371         320%       2.30%         2.30%              2.92%
         --           10.40          4.00%         2,634         207%       2.30%         2.30%              4.67%
         --           13.51         29.78%        13,212         320%       2.30%         2.30%              2.93%
         --           10.41          4.10%         6,879         207%       2.30%         2.30%              4.77%

     $(0.05)         $12.33         17.72%      $ 28,123          47%       1.60%         1.63%              2.21%
      (0.03)          10.52          5.48%         5,572          42%       1.60%         1.60%              3.57%
      (0.01)          12.32         17.05%        66,009          47%       2.10%         2.13%              2.71%
         --           10.53          5.32%        10,710          42%       2.10%         2.10%              4.06%
      (0.01)          12.31         17.18%        23,210          47%       2.10%         2.13%              2.72%
         --           10.51          5.12%         5,019          42%       2.10%         2.10%              4.01%
      (0.01)          12.30         16.97%        24,369          47%       2.10%         2.13%              2.72%
         --           10.52          5.22%        11,350          42%       2.10%         2.10%              3.98%

     $   --          $14.06         33.18%      $ 61,082          71%       2.10%         2.12%              2.47%
         --           10.55          5.50%         8,812         101%       2.10%         2.10%              4.12%
         --           13.94         32.54%       105,965          71%       2.60%         2.62%              2.97%
         --           10.51          5.10%        15,339         101%       2.60%         2.60%              4.58%
         --           13.96         32.60%        54,101          71%       2.60%         2.62%              2.97%
         --           10.52          5.20%         9,580         101%       2.60%         2.60%              4.58%
         --           13.93         32.57%        34,002          71%       2.60%         2.62%              2.98%
         --           10.50          5.00%        11,226         101%       2.60%         2.60%              4.60%

   Ratio of Net Investment
      Income (Loss) to
    Average Net Assets(3)
   -----------------------

             8.26%
             7.42%
             4.76%
             7.73%
             6.90%
             3.15%
             7.74%
             6.96%
             3.55%
             7.76%
             6.96%
             3.65%

            (1.15%)
            (1.12%)
            (1.66%)
            (1.62%)
            (1.68%)
            (1.62%)
            (1.68%)
            (1.62%)

             0.39%
             0.62%
            (0.13%)
             0.14%
            (0.12%)
             0.15%
            (0.08%)
             0.17%

            (0.70%)
             0.06%
            (1.22%)
            (0.44%)
            (1.21%)
            (0.45%)
            (1.19%)
            (0.41%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Commenced operations on December 31, 1997.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                     Year         Value         Net        Net Realized   Total from
                                     Ended      Beginning   Investment     & Unrealized   Investment
                                  October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                  -----------   ---------  -------------   ------------   ----------

ASAF MARSICO
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 10.13      $(0.09)         $4.55         $4.46
                                   1998(6)         10.00        0.01           0.12          0.13
  Class B                          1999            10.12       (0.16)          4.55          4.39
                                   1998(6)         10.00          --           0.12          0.12
  Class C                          1999            10.11       (0.16)          4.54          4.38
                                   1998(6)         10.00          --           0.11          0.11
  Class X                          1999            10.11       (0.15)          4.52          4.37
                                   1998(6)         10.00          --           0.11          0.11
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 11.81      $(0.17)         $4.73         $4.56
                                   1998(6)         10.00       (0.01)          1.82          1.81
  Class B                          1999            11.79       (0.25)          4.73          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
  Class C                          1999            11.79       (0.24)          4.72          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
  Class X                          1999            11.79       (0.25)          4.73          4.48
                                   1998(6)         10.00       (0.01)          1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
--------------------------------
--------------------------------
  Class A                          1999          $ 10.23      $ 0.03          $1.19         $1.22
                                   1998(6)         10.00        0.02           0.21          0.23
  Class B                          1999            10.22       (0.05)          1.22          1.17
                                   1998(6)         10.00        0.01           0.21          0.22
  Class C                          1999            10.22       (0.05)          1.22          1.17
                                   1998(6)         10.00          --           0.22          0.22
  Class X                          1999            10.22       (0.05)          1.20          1.15
                                   1998(6)         10.00        0.01           0.21          0.22

                                             Less Distributions
                                   --------------------------------------
                                    From Net     In Excess of    From Net
                                   Investment   Net Investment   Realized
                                     Income         Income        Gains
                                   ----------   --------------   --------

ASAF MARSICO
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                              $--          $(0.01)       $   --
                                       --               --            --
  Class B                              --               --            --
                                       --               --            --
  Class C                              --               --            --
                                       --               --            --
  Class X                              --               --            --
                                       --               --            --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
--------------------------------
--------------------------------
  Class A                              $--          $   --        $(0.15)
                                       --               --            --
  Class B                              --               --         (0.15)
                                       --               --            --
  Class C                              --               --         (0.15)
                                       --               --            --
  Class X                              --               --         (0.15)
                                       --               --            --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
--------------------------------
--------------------------------
  Class A                              $--          $(0.03)       $   --
                                       --               --            --
  Class B                              --            (0.01)           --
                                       --               --            --
  Class C                              --            (0.01)           --
                                       --               --            --
  Class X                              --            (0.01)           --
                                       --               --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                       Ratios of Expenses
                                            Supplemental Data                       to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)     (in 000s)       Rate      Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------

     $(0.01)         $14.58         44.18%      $103,196         105%       1.75%          1.76%             2.03%
         --           10.13          1.20%         7,037          67%       1.75%          1.75%             2.84%
         --           14.51         43.52%       285,342         105%       2.25%          2.26%             2.53%
         --           10.12          1.10%        17,994          67%       2.25%          2.25%             3.29%
         --           14.49         43.32%       125,796         105%       2.25%          2.26%             2.53%
         --           10.11          1.10%        11,012          67%       2.25%          2.25%             3.44%
         --           14.48         43.47%        49,980         105%       2.25%          2.26%             2.53%
         --           10.11          1.10%         5,746          67%       2.25%          2.25%             3.22%

     $(0.15)         $16.22         38.83%      $ 10,908         106%       1.75%          1.77%             2.65%
         --           11.81         18.00%           587         122%       1.75%          1.75%             5.66%
      (0.15)          16.12         38.21%        22,399         106%       2.25%          2.27%             3.14%
         --           11.79         17.80%           991         122%       2.25%          2.25%            15.98%
      (0.15)          16.12         38.09%         9,674         106%       2.25%          2.27%             3.17%
         --           11.79         17.90%           903         122%       2.25%          2.25%            20.25%
      (0.15)          16.12         38.09%         6,428         106%       2.25%          2.27%             3.19%
         --           11.79         17.90%           509         122%       2.25%          2.25%            10.43%

     $(0.03)         $11.42         12.06%      $  8,561         126%       1.75%          1.85%             2.76%
         --           10.23          2.30%           717           3%       1.75%          1.75%             9.44%
      (0.01)          11.38         11.57%        21,560         126%       2.25%          2.35%             3.29%
         --           10.22          2.20%         1,886           3%       2.25%          2.25%             9.10%
      (0.01)          11.38         11.57%         7,731         126%       2.25%          2.35%             3.32%
         --           10.22          2.20%           997           3%       2.25%          2.25%            13.91%
      (0.01)          11.36         11.38%         4,608         126%       2.25%          2.35%             3.35%
         --           10.22          2.20%           295           3%       2.25%          2.25%            12.90%

  Ratio of Net Investment
     Income (Loss) to
   Average Net Assets(3)
  -----------------------

           (0.69%)
            0.72%
           (1.20%)
            0.25%
           (1.19%)
            0.24%
           (1.18%)
            0.20%

           (1.17%)
           (0.52%)
           (1.68%)
           (0.78%)
           (1.68%)
           (0.72%)
           (1.69%)
           (0.67%)

            0.06%
            0.87%
           (0.44%)
            0.47%
           (0.45%)
            0.26%
           (0.46%)
            0.34%

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(6) Commenced operations on August 19, 1998.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                              -----------------------------------------
                                                   Net Asset       Net
                                        Year         Value     Investment     Net Realized   Total from
                                        Ended      Beginning     Income       & Unrealized   Investment
                                     October 31,   of Period     (Loss)       Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------

ASAF T. ROWE PRICE INTERNATIONAL
EQUITY FUND:
---------------------------------
---------------------------------
  Class A                             1999          $  9.39      $(0.01)         $ 1.68        $ 1.67
                                      1998             8.93       (0.02)           0.48          0.46
                                      1997(1)          9.74        0.01           (0.82)        (0.81)
  Class B                             1999             9.59       (0.08)           1.73          1.65
                                      1998             9.16       (0.07)           0.50          0.43
                                      1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class C                             1999             9.57       (0.08)           1.74          1.66
                                      1998             9.16       (0.06)           0.47          0.41
                                      1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class X                             1999             9.61       (0.09)           1.75          1.66
                                      1998             9.18       (0.07)           0.50          0.43
                                      1997(1)         10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
---------------------------------
---------------------------------
  Class A                             1999          $ 14.41      $(0.10)         $ 7.66        $ 7.56
                                      1998            11.40       (0.01)           3.05          3.04
                                      1997(1)         11.18        0.09            0.13          0.22
  Class B                             1999            12.87       (0.17)           6.80          6.63
                                      1998            10.19       (0.08)           2.77          2.69
                                      1997(1)         10.00        0.06            0.13          0.19
  Class C                             1999            12.85       (0.18)           6.80          6.62
                                      1998            10.19       (0.08)           2.75          2.67
                                      1997(1)         10.00        0.05            0.14          0.19
  Class X                             1999            12.88       (0.18)           6.82          6.64
                                      1998            10.20       (0.09)           2.78          2.69
                                      1997(1)         10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
---------------------------------
---------------------------------
  Class A                             1999          $ 11.75      $ 0.22          $ 1.84        $ 2.06
                                      1998            10.45        0.22            1.20          1.42
                                      1997(1)          9.98        0.14            0.33          0.47
  Class B                             1999            11.77        0.14            1.87          2.01
                                      1998            10.45        0.15            1.24          1.39
                                      1997(1)         10.00        0.10            0.35          0.45
  Class C                             1999            11.77        0.14            1.86          2.00
                                      1998            10.46        0.15            1.23          1.38
                                      1997(1)         10.00        0.10            0.36          0.46
  Class X                             1999            11.76        0.13            1.88          2.01
                                      1998            10.45        0.15            1.23          1.38
                                      1997(1)         10.00        0.11            0.34          0.45

                                                Less Distributions
                                     ----------------------------------------
                                                  In Excess
                                      From Net      of Net        From Net
                                     Investment   Investment      Realized
                                       Income       Income         Gains
                                     ----------   ----------   --------------

ASAF T. ROWE PRICE INTERNATIONAL
EQUITY FUND:
---------------------------------
---------------------------------
  Class A                              $   --       $(0.07)          $--
                                           --           --           --
                                           --           --           --
  Class B                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
  Class C                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
  Class X                                  --        (0.02)          --
                                           --           --           --
                                           --           --           --
ASAF JANUS
CAPITAL GROWTH FUND:
---------------------------------
---------------------------------
  Class A                              $   --       $   --           $--
                                        (0.02)       (0.01)          --
                                           --           --           --
  Class B                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
  Class C                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
  Class X                                  --           --           --
                                        (0.01)          --           --
                                           --           --           --
ASAF INVESCO
EQUITY INCOME FUND:
---------------------------------
---------------------------------
  Class A                              $(0.15)      $   --           $--
                                        (0.12)          --           --
                                           --           --           --
  Class B                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --
  Class C                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --
  Class X                               (0.09)          --           --
                                        (0.07)          --           --
                                           --           --           --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                          Supplemental Data                        to Average Net Assets(4)
                  Net Asset     -------------------------------------   -----------------------------------------------
                    Value                   Net Assets at   Portfolio      Net       After Expense      Before Expense
    Total            End          Total     End of Period   Turnover    Operating    Reimbursement      Reimbursement
Distributions     of Period     Return(2)     (in 000s)      Rate(3)    Expenses     and Waiver(5)      and Waiver(5)
-------------   -------------   ---------   -------------   ---------   ---------   ----------------   ----------------

   $(0.07)         $10.99         17.82%      $  4,623          31%        2.10%           2.12%              3.36%
       --            9.39          5.15%         1,685          20%        2.10%           2.10%              6.06%
       --            8.93         (8.32%)          218           1%        2.10%           2.10%             51.87%
    (0.02)          11.22         17.30%         9,257          31%        2.60%           2.62%              3.86%
       --            9.59          4.69%         3,318          20%        2.60%           2.60%              6.50%
       --            9.16         (8.40%)          390           1%        2.60%           2.60%             38.12%
    (0.02)          11.21         17.33%         4,379          31%        2.60%           2.62%              3.90%
       --            9.57          4.48%         2,282          20%        2.60%           2.60%              6.55%
       --            9.16         (8.40%)          198           1%        2.60%           2.60%             33.95%
    (0.02)          11.25         17.26%         6,727          31%        2.60%           2.62%              3.94%
       --            9.61          4.68%         5,144          20%        2.60%           2.60%              6.54%
       --            9.18         (8.20%)          756           1%        2.60%           2.60%             46.77%

   $   --          $21.97         52.46%      $234,575          47%        1.70%           1.71%              2.00%
    (0.03)          14.41         26.77%        24,558          77%        1.70%           1.70%              2.65%
       --           11.40          1.97%           706          83%        1.70%           1.70%             26.77%
       --           19.50         51.52%       684,778          47%        2.20%           2.21%              2.51%
    (0.01)          12.87         26.40%        56,582          77%        2.20%           2.20%              3.14%
       --           10.19          1.90%         1,718          83%        2.20%           2.20%             16.45%
       --           19.47         51.52%       222,230          47%        2.20%           2.21%              2.50%
    (0.01)          12.85         26.20%        21,710          77%        2.20%           2.20%              3.13%
       --           10.19          1.90%           452          83%        2.20%           2.20%             15.78%
       --           19.52         51.55%       133,655          47%        2.20%           2.21%              2.48%
    (0.01)          12.88         26.37%        36,575          77%        2.20%           2.20%              3.16%
       --           10.20          2.00%         1,474          83%        2.20%           2.20%             24.39%

   $(0.15)         $13.66         17.60%      $ 31,960          66%        1.55%           1.59%              1.91%
    (0.12)          11.75         13.64%         8,911          70%        1.55%           1.55%              2.86%
       --           10.45          4.71%           471          46%        1.55%           1.55%             29.14%
    (0.09)          13.69         17.08%        79,962          66%        2.05%           2.09%              2.42%
    (0.07)          11.77         13.30%        18,045          70%        2.05%           2.05%              3.38%
       --           10.45          4.50%         1,408          46%        2.05%           2.05%             19.54%
    (0.09)          13.68         17.08%        34,157          66%        2.05%           2.09%              2.41%
    (0.07)          11.77         13.19%         8,362          70%        2.05%           2.05%              3.33%
       --           10.46          4.60%           255          46%        2.05%           2.05%             20.89%
    (0.09)          13.68         17.09%        33,884          66%        2.05%           2.09%              2.42%
    (0.07)          11.76         13.21%        18,296          70%        2.05%           2.05%              3.35%
       --           10.45          4.50%         1,174          46%        2.05%           2.05%             36.25%

   Ratio of Net Investment
      Income (Loss) to
   Average Net Assets(4)
  -----------------------

            (0.28%)
            (0.16%)
             0.07%
            (0.80%)
            (0.70%)
            (0.51%)
            (0.83%)
            (0.58%)
            (0.53%)
            (0.86%)
            (0.68%)
            (0.28%)

            (0.49%)
            (0.24%)
             2.72%
            (0.98%)
            (0.74%)
             2.27%
            (0.99%)
            (0.75%)
             1.95%
            (1.02%)
            (0.76%)
             2.05%

             1.52%
             1.72%
             4.81%
             1.02%
             1.27%
             3.68%
             1.02%
             1.27%
             3.82%
             0.99%
             1.27%
             4.05%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to effective date of the Funds' registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master
    Portfolio.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------

ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
  Class A                            1999          $ 10.79      $ 0.60          $(0.61)       $(0.01)
                                     1998            10.28        0.35            0.54          0.89
                                     1997(1)         10.07        0.15            0.09          0.24
  Class B                            1999            10.68        0.54           (0.60)        (0.06)
                                     1998            10.16        0.31            0.53          0.84
                                     1997(1)         10.00        0.10            0.09          0.19
  Class C                            1999            10.67        0.54           (0.59)        (0.05)
                                     1998            10.16        0.31            0.52          0.83
                                     1997(1)         10.00        0.10            0.09          0.19
  Class X                            1999            10.69        0.54           (0.60)        (0.06)
                                     1998            10.17        0.34            0.50          0.84
                                     1997(1)         10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
------------------------------
------------------------------
  Class A                            1999          $  1.00      $0.035          $   --        $0.035
                                     1998             1.00       0.039              --         0.039
                                     1997(1)          1.00       0.009              --         0.009
  Class B                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.033              --         0.033
                                     1997(1)          1.00       0.007              --         0.007
  Class C                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.034              --         0.034
                                     1997(1)          1.00       0.007              --         0.007
  Class X                            1999             1.00       0.030              --         0.030
                                     1998             1.00       0.034              --         0.034
                                     1997(1)          1.00       0.008              --         0.008

                                             Less Distributions
                                   --------------------------------------
                                    From Net     In Excess of    From Net
                                   Investment   Net Investment   Realized
                                     Income         Income        Gains
                                   ----------   --------------   --------

ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
  Class A                           $ (0.60)          $--         $(0.07)
                                      (0.38)          --              --
                                      (0.03)          --              --
  Class B                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.03)          --              --
  Class C                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.03)          --              --
  Class X                             (0.54)          --           (0.07)
                                      (0.32)          --              --
                                      (0.02)          --              --
ASAF JPM
MONEY MARKET FUND:
------------------------------
------------------------------
  Class A                           $(0.035)          $--         $   --
                                     (0.039)          --              --
                                     (0.009)          --              --
  Class B                            (0.030)          --              --
                                     (0.033)          --              --
                                     (0.007)          --              --
  Class C                            (0.030)          --              --
                                     (0.034)          --              --
                                     (0.007)          --              --
  Class X                            (0.030)          --              --
                                     (0.034)          --              --
                                     (0.008)          --              --

                                       78

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                     Ratios of Expenses
                                          Supplemental Data                       to Average Net Assets(5)
                                -------------------------------------   --------------------------------------------
                  Net Asset                 Net Assets at   Portfolio      Net      After Expense    Before Expense
    Total           Value         Total     End of Period   Turnover    Operating   Reimbursement    Reimbursement
Distributions   End of Period   Return(2)     (In 000s)      Rate(3)    Expenses    and Waiver(4)    and Waiver(4)
-------------   -------------   ---------   -------------   ---------   ---------   -------------   ----------------

   $ (0.67)        $10.11         (0.55%)      $23,140         145%       1.40%         1.40%              1.73%
     (0.38)         10.79          8.79%         6,034         418%       1.40%         1.40%              2.93%
     (0.03)         10.28          2.39%            61          93%       1.40%         1.40%             66.92%
     (0.61)         10.01         (1.02%)       83,936         145%       1.90%         1.90%              2.23%
     (0.32)         10.68          8.36%        17,821         418%       1.90%         1.90%              3.58%
     (0.03)         10.16          1.90%           547          93%       1.90%         1.90%             39.35%
     (0.61)         10.01         (0.92%)       26,112         145%       1.90%         1.90%              2.24%
     (0.32)         10.67          8.26%         8,743         418%       1.90%         1.90%              3.52%
     (0.03)         10.16          1.93%           165          93%       1.90%         1.90%             33.68%
     (0.61)         10.02         (1.00%)       19,574         145%       1.90%         1.90%              2.25%
     (0.32)         10.69          8.36%        11,698         418%       1.90%         1.90%              3.68%
     (0.02)         10.17          1.94%           410          93%       1.90%         1.90%             67.46%

   $(0.035)        $ 1.00          3.57%       $43,004         N/A        1.50%         1.50%              1.63%
    (0.039)          1.00          3.94%         7,372         N/A        1.50%         1.50%              2.42%
    (0.009)          1.00          0.92%           307         N/A        1.50%         1.50%             31.53%
    (0.030)          1.00          3.05%        79,202         N/A        2.00%         2.00%              2.12%
    (0.033)          1.00          3.39%        16,554         N/A        2.00%         2.00%              2.89%
    (0.007)          1.00          0.75%           354         N/A        2.00%         2.00%             37.83%
    (0.030)          1.00          3.06%        28,923         N/A        2.00%         2.00%              2.13%
    (0.034)          1.00          3.42%         6,895         N/A        2.00%         2.00%              3.07%
    (0.007)          1.00          0.71%           332         N/A        2.00%         2.00%             24.34%
    (0.030)          1.00          3.06%        28,385         N/A        2.00%         2.00%              2.13%
    (0.034)          1.00          3.42%        12,533         N/A        2.00%         2.00%              3.18%
    (0.008)          1.00          0.77%           566         N/A        2.00%         2.00%             39.71%

 Ratio of Net Investment
    Income (Loss) to
  Average Net Assets(5)
------------------------

           5.33%
           4.76%
           4.42%
           4.82%
           4.23%
           4.13%
           4.84%
           4.27%
           4.32%
           4.86%
           4.25%
           3.94%

           3.56%
           3.90%
           3.34%
           3.04%
           3.30%
           2.98%
           3.07%
           3.40%
           2.85%
           3.06%
           3.42%
           2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Annualized for periods less than one year and represents the combined ratios for the respective fund and its respective pro rata share of its Master
    Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of
1940, as amended. The Company was organized on March 5, 1997 as a Maryland
Corporation. The Company operates as a series company and, at October 31, 1999, consisted of 16 diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International
Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Janus
Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total
Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money
Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia
Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each
Feeder Fund's beneficial interest in the net assets of that Portfolio. At
October 31, 1999, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        68.3%
ASMT Janus Capital Growth Portfolio                      96.4%
ASMT INVESCO Equity Income Portfolio                     84.9%
ASMT PIMCO Total Return Bond Portfolio                   87.2%
ASMT JPM Money Market Portfolio                          94.0%

     The financial statements of each Portfolio, including the Schedules of
Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining 11 Funds of the Company -- ASAF Founders International Small
Capitalization Fund ("International Small Cap"), ASAF Janus Small-Cap Growth
Fund ("Small-Cap Growth") (formerly, ASAF Founders Small Capitalization Fund),
ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF
American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated
High Yield Bond Fund ("High Yield Bond"), ASAF Oppenheimer Large-Cap Growth Fund
("Large-Cap Growth") (formerly, ASAF Robertson Stephens Value + Growth Fund),
ASAF Lord Abbett Growth and Income Fund ("Growth and Income"), ASAF Janus

Overseas Growth Fund ("Overseas Growth"), ASAF Marsico Capital Growth Fund
("Marsico Capital Growth"), ASAF Neuberger Berman Mid-Cap Growth Fund ("Mid-Cap
Growth"), and ASAF Neuberger Berman Mid-Cap Value Fund ("Mid-Cap Value") (each a
"Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the
Portfolio in which it invests is determined by the Feeder Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New
York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market.
Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value
60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of October 31, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)
or sell (in the case of a put option) the underlying security of the contract.
The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

SECURITIES LOANS

NON-FEEDER FUNDS -- Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent.
However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At October 31, 1999, securities lending activities are summarized as follows:

                            MARKET
                           VALUE OF
                          SECURITIES     MARKET VALUE     INCOME FROM
PORTFOLIO                  ON LOAN       OF COLLATERAL     LENDING*
---------                ------------    -------------    -----------

Small-Cap Growth         $ 43,283,597    $ 56,763,136       $22,345
Small Company Value           306,000         306,000           636
Strategic Balanced          5,780,557       5,569,999           163
High Yield Bond             3,306,625       3,617,250           811
Large-Cap Growth            9,924,024       9,831,788           468
Growth and Income          17,942,972      17,938,097           534
Marsico Capital Growth    147,253,452     142,103,987        12,133
Mid-Cap Growth             18,212,356      17,874,935         3,536
Mid-Cap Value               3,148,144       3,132,300           177

* Income earned, for the period, is included in interest income on the
  Statements of Operations.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization.
All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date.
Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date.
Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees.
Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund.
Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Small-Cap Growth, Small
Company Value, Large-Cap Growth, Overseas Growth, Marsico Capital Growth,
Mid-Cap Growth, Mid-Cap Value, International Equity, and Janus Capital Growth
Funds, semiannually by the Strategic Balanced, Growth and Income, and Equity
Income Funds, declared daily and paid quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market
Funds. Net realized gains from

investment transactions, if any, are distributed at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment
Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap; T. Rowe
Price Associates, Inc. for Small Company Value; American Century Investment
Management, Inc. for Strategic Balanced; Federated Investment Counseling for
High Yield Bond; OppenheimerFunds, Inc. for Large-Cap Growth; Lord Abbett & Co.
for Growth and Income; Janus Capital Corporation for Small-Cap Growth and
Overseas Growth; Marsico Capital Management, LLC for Marsico Capital Growth; and
Neuberger Berman Management Inc. for Mid-Cap Growth and Mid-Cap Value.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90% 1.00%, .90%, .70%, .90%,
1.00%, 1.10%, 1.00%, .90%, and .90% of the average daily net assets of the
International Small Cap, Small-Cap Growth, Small Company Value, Strategic
Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth,
Marisco Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively.
The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The fee for Large-Cap Growth is reduced to
 .85% of the average daily net assets in excess of $1 billion. The Investment
Manager is currently waiving a portion of its fee equal to .20% and .10% of the average daily net assets of the Growth and Income and Overseas Growth Funds, respectively.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, .25%,
 .35%, .50%, .60%, .45%, .40%, and .40% of the average daily net assets of the
International Small Cap, Small-Cap Growth, Small Company Value, Strategic
Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth,
Marsico Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively.
The Sub-advisors for Growth and Income and Overseas Growth are currently waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small-Cap
Growth, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and
Income, and Overseas Growth are reduced for Fund net assets in excess of specified levels.

NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

NON-FEEDER FUNDS -- On December 16, 1998, the Board of Directors of the Company
approved changes in Sub-advisor for ASAF Robertson Stephens Value + Growth Fund
("Value + Growth") and ASAF Founders Small Capitalization Fund ("Small Cap"),
effective December 31, 1998 and January 1, 1999, respectively. On February 25,
1999, the shareholders of Value + Growth and Small Cap further approved new
Sub-advisory Agreements, effective March 1, 1999.

     OppenheimerFunds, Inc. became Sub-advisor to Value + Growth and the name of the Fund was changed to ASAF Oppenheimer Large-Cap Growth Fund. Prior to
December 31, 1998, Robertson

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

Stephens & Company Investment Management, L.P. served as Sub-advisor to the
Fund. Prior to March 1, 1999, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 1.10% of the average daily net assets of the Fund. The Investment Manager voluntarily waived a portion of its fee equal to .10% of average daily net assets. The Investment Manager paid the Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60% of the average daily net assets of the Fund. The Sub-advisor voluntarily waived a portion of its fee equal to .10% of average daily net assets. The annual rate of the fees paid by the Investment Manager to the Sub-advisor was reduced for Fund net assets in excess of specified levels.

     Janus Capital Corporation became Sub-advisor to Small Cap and the name of the Fund was changed to ASAF Janus Small-Cap Growth Fund. Prior to January 1,
1999, Founders Asset Management, Inc. served as Sub-advisor to the Fund. Prior to March 1, 1999, the Investment Manager paid the Fund's Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% of the average daily net assets of the Fund. The annual rate of the fees paid by the Investment
Manager to the Sub-advisor was reduced for Fund net assets in excess of specified levels.

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager has voluntarily agreed to limit the operating expenses of each Fund (exclusive of distribution fees) to an annual rate of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%, 1.25%, 1.25%,
1.25%, 1.60%, 1.20%, 1.05%, .90%, and 1.00% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic
Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth,
Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity,
Janus Capital Growth, Equity Income, Total Return Bond, and Money Market Funds,
respectively. All amounts paid or payable to the Funds by the Investment
Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a "Plan" and collectively the
"Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers")
for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by
ASMI or allocated to Dealers attributable to the sale of those shares. For the year ended October 31, 1999, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00%
fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class
X shares held for over seven years. ASMI also uses distribution and service fees as reimbursement for its purchase of Bonus Shares. Bonus shares are paid to shareholders at the time of the initial purchase and each subsequent purchase of
Class X shares in an amount equal to 2.5% of the purchase.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A
CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively, after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge for Class A, B, C, and
X, respectively.

     In addition, the Company has adopted a Supplemental Distribution Plan
("Supplemental Plan") under Rule 12b-1. The Supplemental Plan permits ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Funds, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plan, securities transactions for a Fund may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Supplemental Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities.
These commissions are shown in the Statements of Operations as "Supplemental
Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Funds are unaffected by these commissions. From July 27, 1999 to
October 31, 1999, commissions received by ASMI totaled $217,539, of which
$101,137 and $116,402 were received from the Non-Feeder Funds and the Portfolios of American Skandia Master Trust, respectively.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

4. SHARES OF CAPITAL STOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, during the year ended October 31, 1999, were as follows:

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------

INTERNATIONAL SMALL
CAP:
  Sold                      131,573   $   1,625,013       519,007   $  6,481,186       191,446   $  2,192,239       159,967
  Redeemed                  (42,759)       (499,629)      (80,020)      (954,057)      (87,643)      (936,217)      (74,837)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase             88,814   $   1,125,384       438,987   $  5,527,129       103,803   $  1,256,022        85,130
                       ============   =============   ===========   ============   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                    4,521,498   $  62,279,844     6,131,106   $ 82,109,946     2,453,044   $ 32,502,450     1,388,410
  Redeemed               (1,555,645)    (21,272,349)     (589,414)    (7,913,337)     (415,557)    (5,293,724)     (400,722)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          2,965,853   $  41,007,495     5,541,692   $ 74,196,609     2,037,487   $ 27,208,726       987,688
                       ============   =============   ===========   ============   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                    2,152,263   $  19,728,209     2,202,266   $ 19,780,241     1,278,728   $ 11,579,459       899,829
  Reinvested                  2,950          27,202            --             --            --             --            --
  Redeemed               (1,740,590)    (16,175,699)     (998,544)    (8,851,216)     (731,195)    (6,613,615)     (727,801)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            414,623   $   3,579,712     1,203,722   $ 10,929,025       547,533   $  4,965,844       172,028
                       ============   =============   ===========   ============   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                    1,815,075   $  22,578,144     4,889,067   $ 60,790,616     1,513,809   $ 18,669,567     1,064,235
  Reinvested                  8,478         106,949        10,128        127,960         4,003         50,510         4,619
  Redeemed                 (229,284)     (2,869,225)     (512,249)    (6,347,305)     (189,856)    (2,369,264)     (224,538)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,594,269   $  19,815,868     4,386,946   $ 54,571,271     1,327,956   $ 16,350,813       844,316
                       ============   =============   ===========   ============   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                    3,357,420   $  32,790,500     7,275,129   $ 70,565,721     1,847,050   $ 17,923,216     1,855,501
  Reinvested                 87,677         841,629       232,789      2,227,094        79,920        767,588       122,941
  Redeemed               (2,428,133)    (23,736,985)   (2,228,915)   (21,481,204)   (1,091,741)   (10,529,290)   (1,121,235)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,016,964   $   9,895,144     5,279,003   $ 51,311,611       835,229   $  8,161,514       857,207
                       ============   =============   ===========   ============   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                      638,225   $   8,103,545     1,851,812   $ 23,314,526       418,749   $  5,236,468       637,307
  Redeemed                 (215,891)     (2,716,616)     (410,694)    (5,186,475)     (126,506)    (1,592,157)     (320,143)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            422,334   $   5,386,929     1,441,118   $ 18,128,051       292,243   $  3,644,311       317,164
                       ============   =============   ===========   ============   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                    2,372,960   $  28,578,838     4,969,282   $ 60,277,008     1,774,560   $ 21,393,909     1,298,681
  Reinvested                  3,892          47,183           633          7,193           299          3,391           571
  Redeemed                 (625,028)     (7,479,489)     (629,845)    (7,571,053)     (366,786)    (4,442,443)     (397,677)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,751,824   $  21,146,532     4,340,070   $ 52,713,148     1,408,073   $ 16,954,857       901,575
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------

INTERNATIONAL SMALL
CAP:
  Sold                 $  2,003,516
  Redeemed               (1,007,684)
                       ------------
    Net Increase       $    995,832
                       ============
SMALL-CAP GROWTH:
  Sold                 $ 17,986,369
  Redeemed               (5,025,846)
                       ------------
    Net Increase       $ 12,960,523
                       ============
SMALL COMPANY VALUE:
  Sold                 $  8,082,697
  Reinvested                     --
  Redeemed               (6,480,805)
                       ------------
    Net Increase       $  1,601,892
                       ============
STRATEGIC BALANCED:
  Sold                 $ 13,076,631
  Reinvested                 57,949
  Redeemed               (2,768,534)
                       ------------
    Net Increase       $ 10,366,046
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,027,252
  Reinvested              1,182,704
  Redeemed              (10,858,678)
                       ------------
    Net Increase       $  8,351,278
                       ============
LARGE-CAP GROWTH:
  Sold                 $  7,894,652
  Redeemed               (3,950,285)
                       ------------
    Net Increase       $  3,944,367
                       ============
GROWTH AND INCOME:
  Sold                 $ 15,523,163
  Reinvested                  6,430
  Redeemed               (4,736,458)
                       ------------
    Net Increase       $ 10,793,135
                       ============

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ============   =============   ===========   ============   ===========   ============   ===========

OVERSEAS GROWTH:
  Sold                    5,875,239   $  72,910,399     6,847,241   $ 83,827,854     3,845,340   $ 46,929,956     1,792,053
  Redeemed               (2,366,221)    (29,831,109)     (703,924)    (8,772,633)     (879,415)   (10,959,877)     (419,635)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          3,509,018   $  43,079,290     6,143,317   $ 75,055,221     2,965,925   $ 35,970,079     1,372,418
                       ============   =============   ===========   ============   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                    7,854,783   $ 101,851,952    19,502,450   $253,703,042     8,427,772   $108,624,094     3,463,385
  Reinvested                  1,125          13,337            --             --            --             --            --
  Redeemed               (1,472,317)    (19,722,964)   (1,617,686)   (21,694,601)     (835,906)   (11,098,692)     (581,156)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          6,383,591   $  82,142,325    17,884,764   $232,008,441     7,591,866   $ 97,525,402     2,882,229
                       ============   =============   ===========   ============   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                      876,248   $  12,737,534     1,648,044   $ 23,798,375       681,405   $  9,773,936       455,953
  Reinvested                  1,117          16,244         2,164         31,032         1,571         22,824         1,145
  Redeemed                 (254,503)     (3,676,648)     (344,773)    (5,076,953)     (159,471)    (2,340,370)     (101,469)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            622,862   $   9,077,130     1,305,435   $ 18,752,454       523,505   $  7,456,390       355,629
                       ============   =============   ===========   ============   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      893,170   $  10,487,415     1,971,205   $ 23,270,387       719,632   $  8,511,354       457,970
  Reinvested                    311           3,371           385          4,172           171          1,858            99
  Redeemed                 (214,164)     (2,487,388)     (262,235)    (3,044,027)     (138,303)    (1,625,892)      (81,385)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            679,317   $   8,003,398     1,709,355   $ 20,230,532       581,500   $  6,887,320       376,684
                       ============   =============   ===========   ============   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                      580,067   $   5,981,540       664,660   $  6,995,897       534,152   $  5,615,638       302,217
  Reinvested                  1,335          13,416           617          6,351           424          4,358           957
  Redeemed                 (340,252)     (3,535,835)     (186,621)    (1,979,171)     (382,168)    (4,024,965)     (240,600)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            241,150   $   2,459,121       478,656   $  5,023,077       152,408   $  1,595,031        62,574
                       ============   =============   ===========   ============   ===========   ============   ===========
JANUS
  CAPITAL GROWTH:
  Sold                   11,152,498   $ 222,428,056    34,148,101   $606,063,473    11,402,214   $201,850,746     5,298,045
  Redeemed               (2,178,199)    (43,528,627)   (3,428,551)   (61,160,249)   (1,675,387)   (29,604,961)   (1,291,629)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          8,974,299   $ 178,899,429    30,719,550   $544,903,224     9,726,827   $172,245,785     4,006,416
                       ============   =============   ===========   ============   ===========   ============   ===========
EQUITY INCOME:
  Sold                    2,536,827   $  33,506,551     5,068,587   $ 66,599,293     2,104,000   $ 27,723,451     1,345,013
  Reinvested                 15,267         203,306        18,552        248,016         8,801        117,852        12,841
  Redeemed                 (970,970)    (12,988,032)     (779,404)   (10,139,354)     (327,011)    (4,264,826)     (435,651)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,581,124   $  20,721,825     4,307,735   $ 56,707,955     1,785,790   $ 23,576,477       922,203
                       ============   =============   ===========   ============   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                    2,801,868   $  29,031,058     9,085,766   $ 93,370,295     2,715,698   $ 27,941,412     1,476,934
  Reinvested                 62,591         645,265       190,650      1,946,935        75,148        768,265        79,406
  Redeemed               (1,135,022)    (11,679,664)   (2,559,842)   (26,261,168)   (1,000,668)   (10,260,166)     (696,973)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase          1,729,437   $  17,996,659     6,716,574   $ 69,056,062     1,790,178   $ 18,449,511       859,367
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============

OVERSEAS GROWTH:
  Sold                 $ 21,928,837
  Redeemed               (5,530,598)
                       ------------
    Net Increase       $ 16,398,239
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $ 44,011,902
  Reinvested                     --
  Redeemed               (7,591,419)
                       ------------
    Net Increase       $ 36,420,483
                       ============
MID-CAP GROWTH:
  Sold                 $  6,580,126
  Reinvested                 16,499
  Redeemed               (1,521,388)
                       ------------
    Net Increase       $  5,075,237
                       ============
MID-CAP VALUE:
  Sold                 $  5,399,847
  Reinvested                  1,070
  Redeemed               (1,009,095)
                       ------------
    Net Increase       $  4,391,822
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  3,142,322
  Reinvested                  9,894
  Redeemed               (2,530,886)
                       ------------
    Net Increase       $    621,330
                       ============
JANUS
  CAPITAL GROWTH:
  Sold                 $ 92,328,700
  Redeemed              (22,876,970)
                       ------------
    Net Increase       $ 69,451,730
                       ============
EQUITY INCOME:
  Sold                 $ 17,492,175
  Reinvested                169,817
  Redeemed               (5,669,805)
                       ------------
    Net Increase       $ 11,992,187
                       ============
TOTAL RETURN BOND:
  Sold                 $ 15,232,870
  Reinvested                816,063
  Redeemed               (7,125,361)
                       ------------
    Net Increase       $  8,923,572
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                 CLASS A                       CLASS B                      CLASS C               CLASS X
                       ----------------------------   --------------------------   --------------------------   -----------
                          SHARES         AMOUNT         SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       ============   =============   ===========   ============   ===========   ============   ===========

MONEY MARKET:
  Sold                  165,732,217   $ 165,732,220   160,855,656   $160,855,657    91,366,940   $ 91,366,940    72,496,475
  Reinvested                729,338         729,338     1,043,507      1,043,507       448,412        448,412       507,926
  Redeemed             (130,829,982)   (130,829,982)  (99,250,785)   (99,250,785)  (69,788,348)   (69,788,348)  (57,154,179)
                       ------------   -------------   -----------   ------------   -----------   ------------   -----------
    Net Increase         35,631,573   $  35,631,576    62,648,378   $ 62,648,379    22,027,004   $ 22,027,004    15,850,222
                       ============   =============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============

MONEY MARKET:
  Sold                 $ 72,496,475
  Reinvested                507,926
  Redeemed              (57,154,179)
                       ------------
    Net Increase       $ 15,850,222
                       ============

     Transactions in shares of capital stock, during the year ended October 31,
1998, were as follows:

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       ===========   ============   ==========   ===========   ===========   ============   ===========

INTERNATIONAL SMALL
CAP:
  Sold                      86,775   $    948,154      167,918   $ 1,851,350        84,357   $    908,498       243,435
  Reinvested                    53            523           14           145             7             67            21
  Redeemed                 (11,337)      (122,246)     (55,655)     (653,576)       (7,014)       (75,984)      (29,011)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            75,491   $    826,431      112,277   $ 1,197,919        77,350   $    832,581       214,445
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                     225,167   $  2,208,610      379,743   $ 3,708,430       254,630   $  2,401,811       479,057
  Redeemed                 (46,693)      (433,840)    (118,369)   (1,132,903)      (31,346)      (297,337)      (55,354)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           178,474   $  1,774,770      261,374   $ 2,575,527       223,284   $  2,104,474       423,703
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                   1,021,252   $ 10,026,934    1,688,655   $16,836,032     1,025,988   $ 10,042,683     1,630,431
  Reinvested                   417          4,374          256         2,684            78            822           212
  Redeemed                (249,839)    (2,272,268)    (301,641)   (2,949,022)     (115,761)    (1,085,977)     (286,276)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           771,830   $  7,759,040    1,387,270   $13,889,694       910,305   $  8,957,528     1,344,367
                       ===========   ============   ==========   ===========   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                     344,894   $  3,739,190      771,215   $ 8,328,502       294,906   $  3,164,423       683,423
  Reinvested                 1,034         11,486          840         9,409           403          4,523           857
  Redeemed                 (63,105)      (702,418)     (48,880)     (556,672)      (22,222)      (238,433)      (64,172)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           282,823   $  3,048,258      723,175   $ 7,781,239       273,087   $  2,930,513       620,108
                       ===========   ============   ==========   ===========   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                     914,002   $  9,050,780    2,473,078   $24,716,187       805,820   $  8,047,625     1,823,826
  Reinvested                20,089        198,480       45,479       449,899        18,558        183,686        36,017
  Redeemed                (407,297)    (4,038,423)    (427,818)   (4,267,818)     (234,296)    (2,331,581)     (594,353)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           526,794   $  5,210,837    2,090,739   $20,898,268       590,082   $  5,899,730     1,265,490
                       ===========   ============   ==========   ===========   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                     283,213   $  3,109,515      898,838   $ 9,815,889       265,927   $  2,904,473       823,445
  Redeemed                 (25,645)      (269,220)    (182,926)   (2,004,334)      (12,530)      (132,150)     (162,643)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           257,568   $  2,840,295      715,912   $ 7,811,555       253,397   $  2,772,323       660,802
                       ===========   ============   ==========   ===========   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                     619,339   $  6,426,893    1,157,925   $12,217,205       509,140   $  5,365,379     1,184,756
  Reinvested                   620          6,849          105         1,167            44            487           127
  Redeemed                 (90,220)      (909,199)    (140,792)   (1,455,882)      (31,713)      (320,384)     (105,837)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           529,739   $  5,524,543    1,017,238   $10,762,490       477,471   $  5,045,482     1,079,046
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============

INTERNATIONAL SMALL
CAP:
  Sold                 $  2,658,777
  Reinvested                    209
  Redeemed                 (307,049)
                       ------------
    Net Increase       $  2,351,937
                       ============
SMALL-CAP GROWTH:
  Sold                 $  4,680,015
  Redeemed                 (495,331)
                       ------------
    Net Increase       $  4,184,684
                       ============
SMALL COMPANY VALUE:
  Sold                 $ 16,569,662
  Reinvested                  2,228
  Redeemed               (2,755,864)
                       ------------
    Net Increase       $ 13,816,026
                       ============
STRATEGIC BALANCED:
  Sold                 $  7,377,704
  Reinvested                  9,648
  Redeemed                 (678,893)
                       ------------
    Net Increase       $  6,708,459
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,256,129
  Reinvested                356,164
  Redeemed               (5,875,943)
                       ------------
    Net Increase       $ 12,736,350
                       ============
LARGE-CAP GROWTH:
  Sold                 $  9,020,684
  Redeemed               (1,754,404)
                       ------------
    Net Increase       $  7,266,280
                       ============
GROWTH AND INCOME:
  Sold                 $ 12,627,277
  Reinvested                  1,410
  Redeemed               (1,075,167)
                       ------------
    Net Increase       $ 11,553,520
                       ============

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       ===========   ============   ==========   ===========   ===========   ============   ===========

OVERSEAS GROWTH:
  Sold                   1,057,414   $ 11,269,484    1,534,948   $16,642,383       994,577   $ 10,851,929     1,166,231
  Redeemed                (222,317)    (2,310,095)     (75,158)     (782,812)      (83,923)      (905,162)      (97,225)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           835,097   $  8,959,389    1,459,790   $15,859,571       910,654   $  9,946,767     1,069,006
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                     726,246   $  7,070,185    1,803,833   $17,639,782     1,148,327   $ 11,278,785       698,173
  Redeemed                 (31,271)      (288,616)     (25,199)     (243,593)      (59,297)      (582,417)     (129,808)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           694,975   $  6,781,569    1,778,634   $17,396,189     1,089,030   $ 10,696,368       568,365
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                      49,762   $    538,535       84,911   $   893,803        76,609   $    797,506        43,682
  Redeemed                      --             (4)        (805)       (8,603)           --             --          (549)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            49,762   $    538,531       84,106   $   885,200        76,609   $    797,506        43,133
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      70,308   $    703,884      184,421   $ 1,845,182       101,900   $  1,019,193        28,876
  Redeemed                    (285)        (2,856)          --            --        (4,309)       (43,051)           --
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            70,023   $    701,028      184,421   $ 1,845,182        97,591   $    976,142        28,876
                       ===========   ============   ==========   ===========   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                     221,414   $  2,090,387      408,621   $ 3,972,257       250,513   $  2,401,533       555,056
  Redeemed                 (66,338)      (626,464)    (105,111)   (1,010,455)      (33,718)      (319,274)     (101,971)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           155,076   $  1,463,923      303,510   $ 2,961,802       216,795   $  2,082,259       453,085
                       ===========   ============   ==========   ===========   ===========   ============   ===========
JANUS CAPITAL GROWTH:
  Sold                   1,818,238   $ 24,548,459    4,750,569   $58,188,656     1,826,515   $ 22,153,339     3,110,722
  Reinvested                   533          5,971          312         3,136            97            973           310
  Redeemed                (176,653)    (2,408,469)    (523,973)   (6,534,310)     (181,890)    (2,229,981)     (416,083)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         1,642,118   $ 22,145,961    4,226,908   $51,657,482     1,644,722   $ 19,924,331     2,694,949
                       ===========   ============   ==========   ===========   ===========   ============   ===========
EQUITY INCOME:
  Sold                     800,093   $  9,119,192    1,649,485   $18,887,565       755,077   $  8,644,258     1,605,054
  Reinvested                 3,175         37,119        3,849        45,208         1,661         19,588         4,516
  Redeemed                 (90,254)    (1,022,287)    (254,863)   (2,923,405)      (70,668)      (805,945)     (166,501)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           713,014   $  8,134,024    1,398,471   $16,009,368       686,070   $  7,857,901     1,443,069
                       ===========   ============   ==========   ===========   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                     677,765   $  7,232,109    1,914,506   $20,252,322     1,053,270   $ 11,077,340     1,202,518
  Reinvested                 4,808         51,616       13,158       139,382        10,237        108,524        12,977
  Redeemed                (129,332)    (1,388,733)    (312,304)   (3,287,557)     (260,589)    (2,760,543)     (161,117)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           553,241   $  5,894,992    1,615,360   $17,104,147       802,918   $  8,425,321     1,054,378
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MONEY MARKET:
  Sold                  20,520,931   $ 20,520,931   25,761,335   $25,761,335    17,068,008   $ 17,068,008    30,862,241
  Reinvested                95,268         95,268      126,073       126,073        76,596         76,596       187,254
  Redeemed             (13,551,379)   (13,551,379)  (9,687,147)   (9,687,147)  (10,580,610)   (10,580,610)  (19,082,355)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         7,064,820   $  7,064,820   16,200,261   $16,200,261     6,563,994   $  6,563,994    11,967,140
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ============

OVERSEAS GROWTH:
  Sold                 $ 12,776,135
  Redeemed               (1,042,766)
                       ------------
    Net Increase       $ 11,733,369
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $  6,818,287
  Redeemed               (1,153,944)
                       ------------
    Net Increase       $  5,664,343
                       ============
MID-CAP GROWTH:
  Sold                 $    454,990
  Redeemed                   (5,509)
                       ------------
    Net Increase       $    449,481
                       ============
MID-CAP VALUE:
  Sold                 $    288,688
  Redeemed                       --
                       ------------
    Net Increase       $    288,688
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  5,419,289
  Redeemed                 (973,754)
                       ------------
    Net Increase       $  4,445,535
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 37,412,759
  Reinvested                  3,128
  Redeemed               (5,073,683)
                       ------------
    Net Increase       $ 32,342,204
                       ============
EQUITY INCOME:
  Sold                 $ 18,427,772
  Reinvested                 53,161
  Redeemed               (1,882,627)
                       ------------
    Net Increase       $ 16,598,306
                       ============
TOTAL RETURN BOND:
  Sold                 $ 12,653,752
  Reinvested                137,290
  Redeemed               (1,706,939)
                       ------------
    Net Increase       $ 11,084,103
                       ============
MONEY MARKET:
  Sold                 $ 30,862,241
  Reinvested                187,254
  Redeemed              (19,082,355)
                       ------------
    Net Increase       $ 11,967,140
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1999, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                 EXPIRING IN
                                     ------------------------------------
                                      2005         2006          2007
                                     =======    ==========    ===========

High Yield Bond                      $ 4,183    $   17,619    $   327,379
Growth and Income                         --     1,122,945      1,772,304
Overseas Growth                           --     2,242,636      3,428,829
Marsico Capital Growth                    --       682,762      7,950,369
Mid-Cap Growth                            --            --      1,874,798
International Equity                      --        73,332         49,869
Janus Capital Growth                  38,807     4,789,881     52,015,103
Total Return Bond                         --            --      1,499,612

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S.
government securities and short-term obligations, during the year ended October
31, 1999, were as follows:

                                             PURCHASES         SALES
                                            ============    ============

International Small Cap                     $ 29,939,539    $ 21,376,647
Small-Cap Growth                             168,638,754      41,509,488
Small Company Value                           39,757,090      18,366,302
Strategic Balanced                           128,351,046      55,500,791
High Yield Bond                               89,195,486      15,357,347
Large-Cap Growth                             134,132,396     114,218,960
Growth and Income                            134,445,365      35,954,271
Overseas Growth                              231,282,231      80,299,614
Marsico Capital Growth                       685,996,090     267,024,550
Mid-Cap Growth                                62,551,030      24,483,643
Mid-Cap Value                                 59,731,672      23,911,469

     Purchases and sales of U.S. government securities, during the year ended
October 31, 1999, were as follows:

                                               PURCHASES        SALES
                                              ===========    ===========

Strategic Balanced                            $32,569,998    $12,048,962

     At October 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                                            NET
                                          GROSS           GROSS          UNREALIZED
                        AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                       ============    ============    ============    ==============

International Small
  Cap                  $ 16,207,546    $ 1,542,356     $   563,237      $   979,119
Small-Cap Growth        169,196,638     52,762,621       6,633,267       46,129,354
Small Company Value      70,986,163      2,643,592      10,389,565       (7,745,973)
Strategic Balanced      123,003,473      8,522,144       2,826,201        5,695,943
High Yield Bond         123,782,886        832,530       9,476,302       (8,643,772)
Large-Cap Growth         49,123,265      7,147,199       1,528,151        5,619,048
Growth and Income       135,050,750     18,023,780       5,844,339       10,179,441
Overseas Growth         211,181,909     49,143,232       2,208,056       46,935,176
Marsico Capital
  Growth                493,793,058     93,832,258       6,370,958       87,461,300
Mid-Cap Growth           40,826,818      9,763,330       1,113,313        8,650,017
Mid-Cap Value            43,169,912      1,873,059       3,611,535       (1,738,476)

7. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the year ended October 31, 1999, were as follows:

                                                      MARSICO CAPITAL GROWTH
                                                      -----------------------
                                                      NUMBER OF
                                                      CONTRACTS     PREMIUM
                                                      =========    ==========

Balance at beginning of period                            --       $       --
Written                                                  408          579,700
Expired                                                   --               --
Exercised                                                 --               --
Closed                                                  (408)        (579,700)
                                                        ----       ----------
Balance at end of period                                  --       $       --
                                                        ====       ==========

                                       92

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
of American Skandia Advisor Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ASAF Founders International Small
Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF T. Rowe Price Small
Company Value Fund, ASAF American Century Strategic Balanced Fund, ASAF
Federated High Yield Bond Fund, ASAF Oppenheimer Large-Cap Growth Fund, ASAF
Lord Abbett Growth and Income Fund, ASAF Janus Overseas Growth Fund, ASAF
Marsico Capital Growth Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF
Neuberger Berman Mid-Cap Value Fund, ASAF T. Rowe Price International Equity
Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF
Total Return Bond Fund and ASAF JPM Money Market Fund of American Skandia
Advisor Funds, Inc. (the "Company"), at October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at
October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 1999

                      [This page intentionally left blank]

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1999

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

FOREIGN STOCK -- 93.8%
  ARGENTINA -- 0.2%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                    1,223    $    25,836
    Banco Frances SA [ADR]       360          7,875
    Telefonica de Argentina
      SA Cl-B [ADR]            1,840         47,150
                                        -----------
                                             80,861
                                        -----------
  AUSTRALIA -- 2.2%
    Brambles Industries Ltd.   3,000         84,307
    Broken Hill Proprietary
      Co. Ltd.                 4,062         41,952
    Colonial Ltd.             20,237         74,409
    Commonwealth Bank of
      Australia                7,111        116,458
    Lend Lease Corp. Ltd.      3,000         34,493
    News Corp. Ltd.           10,012         72,350
    News Corp. Ltd. Pfd.       8,026         54,301
    Publishing &
      Broadcasting Ltd.       13,000         77,043
    TABCORP Holdings Ltd.      7,000         44,339
    Telstra Corp.*             5,000         16,027
    Telstra Corp. Ltd.        21,000        106,749
    Westpac Banking Corp.
      Ltd.                    14,173         90,876
                                        -----------
                                            813,304
                                        -----------
  BELGIUM -- 1.2%
    Dexia Belgium (Credit
      Communal)                  270         39,531
    Fortis Cl-B                4,860        163,970
    KBC Bancassurance
      Holdings NV              3,680        189,525
    Societe Europeene des
      Satellites [FDR]*          199         24,838
    UCB SA                       510         19,002
                                        -----------
                                            436,866
                                        -----------
  BRAZIL -- 1.3%
    Companhia Brasileira de
      Distribuicoa Grupo Pao
      de Acucar [GDR]          2,272         49,700
    Companhia Energetica de
      Minas Geras [ADR]        1,223         17,480
    Telecomunicacoes
      Brasileiras SA [ADR]     2,749             86
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    4,956        385,948
    Uniao de Bancos
      Brasileiros SA [GDR]     1,000         23,125
                                        -----------
                                            476,339
                                        -----------
  CANADA -- 0.3%
    Alcan Aluminium Ltd.       1,220         40,020
    Nortel Networks Corp.*       640         39,399
    Royal Bank of Canada         570         24,588
                                        -----------
                                            104,007
                                        -----------
  CHILE -- 0.0%
    Chilectra SA [ADR] 144A      464          8,251
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  CHINA -- 0.1%
    Huaneng Power
      International, Inc.
      [ADR]*                   3,000    $    36,375
                                        -----------
  DENMARK -- 0.3%
    Den Danske Bank              410         46,670
    Tele Danmark AS              840         51,203
    Unidanmark AS Cl-A           260         20,221
                                        -----------
                                            118,094
                                        -----------
  FINLAND -- 1.6%
    Nokia AB Oyj               5,080        580,973
                                        -----------
  FRANCE -- 11.3%
    Alcatel                    1,150        179,493
    AXA SA                     2,180        307,262
    Banco Frances SA [ADR]       620         13,563
    Banque National de
      Paris*                   2,210        193,955
    Cap Gemini SA*               700        105,946
    Carrefour Supermarche SA   2,330        431,014
    Compagnie de Saint-
      Gobain                     690        119,662
    Credit Commercial de
      France                     350         40,281
    Groupe Danone                 90         22,939
    Hermes International
      Designs*                   710         77,609
    L'Oreal                      110         73,358
    Lafarge SA                   460         44,239
    Legrand SA                   570        136,295
    Pinault-Printemps
      Redoute SA                 710        135,294
    Sanofi SA*                 5,650        249,117
    Schneider SA               3,030        208,597
    Societe Generale             650        141,419
    Societe Television
      Francaise                  770        241,174
    Sodexho Alliance SA        1,348        221,023
    STMicroelectronics NV*     2,680        235,204
    Total Fina SA Cl-B         3,931        530,888
    Vivendi                    5,420        410,446
                                        -----------
                                          4,118,778
                                        -----------
  GERMANY -- 6.2%
    Allianz AG                   560        170,690
    Bayer AG                   2,910        118,978
    Bayerische Hypo-Und
      Vereinsbank AG           4,390        286,075
    Celanese AG*                  89          1,389
    Deutsche Bank AG           2,868        204,287
    Deutsche Telekom AG        3,300        152,092
    Dresdner Bank AG           3,560        182,597
    Fielmann AG Pfd.             250          9,617
    Fresenius AG Pfd.            110         18,036
    Gehe AG                    4,440        157,266
    Hoechst AG                   890         38,961
    Mannesmann AG              2,680        413,226
    Rhoen-Klinikum AG          1,380         53,667
    SAP AG                       390        141,419

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

SAP AG Pfd.                      230    $    99,162
    Siemens AG                   860         76,832
    Veba AG                    2,750        149,953
                                        -----------
                                          2,274,247
                                        -----------
  HONG KONG -- 2.7%
    Cheung Kong Holdings
      Ltd.                    10,000         90,739
    China Light & Power Co.
      Ltd.                    16,000         73,312
    China Telecom Ltd.*       68,000        232,808
    Dao Heng Bank Group Ltd.   6,000         27,569
    Hederson Land
      Development Co. Ltd.    13,000         59,231
    Hong Kong
      Telecommunications
      Ltd.                    28,800         65,796
    HSBC Holdings PLC         10,400        124,821
    Hutchison Whampoa Ltd.    22,000        220,863
    Pacific Century
      Cyberworks Ltd.*        40,000         30,118
    Sun Hung Kai Properties
      Ltd.                     7,000         56,535
                                        -----------
                                            981,792
                                        -----------
  INDIA -- 0.2%
    ICICI Ltd.*                4,469         49,159
    Mahanagar Telephone
      Nigam Ltd. [GDR]         2,000         16,500
                                        -----------
                                             65,659
                                        -----------
  IRELAND -- 0.1%
    CBT Group PLC [ADR]*       2,031         41,889
                                        -----------
  ITALY -- 4.2%
    Assicurazioni Generali     4,160        133,357
    Banca di Roma             13,000         17,489
    Banca Popolare di
      Brescia                  4,000        169,219
    Ente Nazionale
      Idrocarburi SPA         33,000        192,847
    Instituto Nazionale
      delle Assicurazioni     31,000         94,001
    Italgas SPA                5,000         20,653
    Mediolanum SPA            10,000         81,246
    San Paolo-IMI SPA          9,225        119,454
    Tecnost SPA*              17,600         33,852
    Telecom Italia Mobile
      SPA                     54,000        337,135
    Telecom Italia SPA        24,000        207,099
    Unicredito Italiano SPA   24,000        112,252
                                        -----------
                                          1,518,604
                                        -----------
  JAPAN -- 21.3%
    Bridgestone Corp.*         2,000         55,002
    Canon, Inc.               12,000        339,210
    Citizen Watch Co. Ltd.     3,000         21,186
    Daiichi Pharmaceutical
      Co. Ltd.                 2,000         28,651
    Daiwa House Industry Co.
      Ltd.                     7,000         63,990
    DDI Corp.                     16        174,780

                              SHARES          VALUE
---------------------------------------------------

---------------------------------------------------

    Denso Corp.               10,000    $   213,683
    East Japan Railway Co.
      Ltd.                        17        104,092
    Fanuc Co.                  1,400        108,662
    Fujitsu Ltd.               8,000        240,705
    Hitachi Ltd.              12,000        129,590
    Honda Motor Co. Ltd.       1,000         42,162
    Ito-Yokado Co. Ltd.        2,000        159,831
    Kao Corp.                  7,000        213,300
    Kokuyo Co. Ltd.            4,000         72,557
    Komori Corp.               3,000         65,111
    Kuraray Co. Ltd.           9,000        120,736
    Kyocera Corp.              3,000        287,466
    Makita Corp.               4,000         38,367
    Matsushita Electric
      Industrial Co.          14,000        294,461
    Mauri Co. Ltd.            10,000        188,770
    Mitsubishi Corp.           7,000         50,307
    Mitsubishi Heavy
      Industries Ltd.         39,000        152,846
    Mitsui Fudosan Co. Ltd.   19,000        141,826
    Murata Manufacturing Co.
      Ltd.                     4,000        511,690
    NEC Corp.                 22,000        444,806
    Nippon Telegraph &
      Telephone Corp.             30        459,946
    Nomura Securities Co.
      Ltd.                    15,000        247,365
    NTT Mobile Communication
      Network, Inc.               10        265,427
    Sankyo Co. Ltd.           10,000        284,592
    Sekisui Chemical Co.
      Ltd.                    10,000         49,157
    Sekisui House Ltd.         7,000         75,728
    Seven-Eleven Japan Co.
      Ltd.                     2,000        183,020
    Shin-Etsu Chemical Co.
      Ltd.                     3,000        123,611
    Shiseido Co. Ltd.          4,000         60,943
    Sony Corp.                 3,300        514,161
    Sumitomo Bank Ltd.*        9,000        144,711
    Sumitomo Corp.            14,000        102,223
    Sumitomo Electric
      Industries              15,000        201,370
    TDK Corp.                  3,000        293,503
    Tokio Marine & Fire
      Insurance Co. Ltd.       3,000         39,239
    Tokyo Electron Ltd.        1,000         82,982
    Toppan Printing Co. Ltd.   6,000         73,534
    Toshiba Corp.*            23,000        144,576
    UNY Co. Ltd.               4,000         51,744
    Yamanouchi
      Pharmaceutical Co.
      Ltd.*                    3,000        135,972
                                        -----------
                                          7,797,591
                                        -----------
  KOREA -- 0.4%
    Korea Telecom Corp.
      [ADR]*                   2,000         70,500
    Samsung Electronics Co.      500         83,368
                                        -----------
                                            153,868
                                        -----------

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

MEXICO -- 1.4%
    Cemex SA de CV [ADR]*      2,400    $    54,000
    Cemex SA de CV Cl-B        5,000         22,580
    Fomento Economico
      Mexicano SA de CV UBD
      Units                   13,000         42,107
    Gruma Rights*              1,123              0
    Gruma SA [ADR]*              203          1,053
    Gruma SA Cl-B*             4,134          5,390
    Grupo Industrial Maseca
      SA de CV Cl-B           17,000          8,471
    Grupo Modelo SA de CV
      Cl-C                    12,000         29,276
    Grupo Televisa SA [GDR]*   1,000         42,500
    Kimberly-Clark de Mexico
      SA Cl-A                 11,000         35,173
    Telefonos de Mexico SA
      Cl-L [ADR]               3,000        256,500
    TV Azteca SA de CV
      [ADR]*                   1,000          4,063
                                        -----------
                                            501,113
                                        -----------
  NETHERLANDS -- 7.6%
    ABN AMRO Holding NV        7,210        174,220
    AKZO Nobel NV                490         21,085
    ASM Lithography Holding
      NV*                      3,550        250,365
    CSM NV                     2,280        105,082
    Elsevier NV                5,680         53,909
    Equant NV*                   600         58,333
    Fortis (NL) NV             6,660        229,110
    Gucci Group NV NY Reg      1,100         88,825
    ING Groep NV               8,820        519,875
    Koninklijke (Royal)
      Philips Electronics NV   3,200        327,927
    KPN NV                       640         32,820
    Royal Dutch Petroleum
      Co.                      4,190        250,273
    TNT Post Group NV            580         14,753
    Unilever NV                1,191         78,863
    United Pan-Europe
      Communications NV*         507         38,954
    VNU NV                     2,260         76,368
    Wolters Kluwer NV         13,660        456,133
                                        -----------
                                          2,776,895
                                        -----------
  NEW ZEALAND -- 0.2%
    Telecom Corp. of New
      Zealand Ltd.            19,000         76,363
                                        -----------
  NORWAY -- 0.6%
    Norsk Hydro AS               940         37,506
    Orkla ASA Cl-A            10,520        146,845
    Orkla ASA Rights*         10,520         19,800
                                        -----------
                                            204,151
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  PORTUGAL -- 0.4%
    Jeronimo Martins SGPS SA   5,733        159,921
  SINGAPORE -- 0.6%
    Singapore Press Holdings
      Ltd.                     3,149    $    53,939
    Singapore
      Telecommunications      14,000         26,589
    United Overseas Bank
      Ltd.                    18,000        136,312
                                        -----------
                                            216,840
                                        -----------
  SPAIN -- 2.8%
    Argentaria Caja Postal Y
      Banco Hipotecario de
      Espana SA                2,970         65,866
    Banco Bilbao Vizcaya SA    3,350         44,999
    Banco Popular Espanol SA     540         36,324
    Banco Santander Central
      Hispano SA              16,722        173,472
    Endesa SA                  4,940         98,807
    Gas Natural SDG SA         2,500         54,655
    Iberdrola SA               8,110        118,143
    Repsol SA                  4,763         98,121
    Telefonica SA             20,855        342,822
                                        -----------
                                          1,033,209
                                        -----------
  SWEDEN -- 3.2%
    AstraZeneca Group PLC      6,330        285,449
    Atlas Copco AB Cl-B        1,820         47,277
    Electrolux AB Cl-B         9,700        193,100
    Ericsson, (L.M.)
      Telephone Co. Cl-B       1,070         44,420
    Esselte AB                   650          4,340
    Hennes & Mauritz AB Cl-B  13,350        354,078
    Nordbanken Holding Co.
      AB                      24,870        144,905
    Sandvik AB Cl-B            2,630         67,999
    Securitas AB Cl-B          2,245         33,246
                                        -----------
                                          1,174,814
                                        -----------
  SWITZERLAND -- 6.7%
    ABB AG*                    1,582        159,369
    ABB Ltd.*                    919         91,362
    Adecco SA                    530        321,393
    Credit Suisse Group          750        144,218
    Nestle SA                    310        598,133
    Novartis AG                  280        418,969
    Roche Holding AG              30        360,298
    Swisscom AG*                 123         37,496
    UBS AG                     1,152        335,301
                                        -----------
                                          2,466,539
                                        -----------
  TAIWAN -- 0.2%
    Hon Hai Precision
      Industry Co. Ltd.
      [GDR] 144A*              3,605         59,050
                                        -----------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

UNITED KINGDOM -- 16.5%
    Abbey National PLC        11,000    $   214,794
    BG PLC                    10,000         55,422
    British Petroleum Co.
      PLC                     18,000        174,412
    Cable & Wireless PLC      22,000        256,670
    Cadbury Schweppes PLC     38,000        248,638
    Caradon PLC                9,000         21,266
    Centrica PLC*              5,400         15,662
    Compass Group PLC         28,000        299,564
    Diageo PLC                42,776        431,677
    Electrocomponents PLC      7,000         62,715
    GKN PLC                    2,000         31,965
    Glaxo Wellcome PLC        17,000        501,001
    Hays PLC                   5,000         57,144
    Kingfisher PLC            39,000        425,249
    Ladbroke Group PLC        14,000         42,614
    National Westminster
      Bank PLC                38,000        856,750
    Rank Group PLC             7,000         21,795
    Reed International PLC    45,355        264,202
    Rio Tinto PLC             12,000        204,982
    Safeway PLC               11,000         34,475
    Shell Transport &
      Trading Co. PLC         75,000        574,112
    Smith, (Davis S.)
      Holdings PLC            11,000         34,475
    SmithKline Beecham PLC    41,000        527,453
    Tesco PLC                 57,000        169,292
    Tomkins PLC               30,248        102,370
    Unilever PLC              15,714        145,557
    United News & Media PLC   12,000        115,388
    Vodafone AirTouch PLC     33,500        153,194
                                        -----------
                                          6,042,838
                                        -----------
TOTAL INVESTMENTS -- 93.8%
  (Cost $30,115,237)                     34,319,231
OTHER ASSETS LESS
  LIABILITIES -- 6.2%                     2,260,245
                                        -----------
NET ASSETS -- 100.0%                    $36,579,476
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 1999:

SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH         TYPE       RECEIVE          FOR       AT VALUE     DEPRECIATION
------------------------------------------------------------------------------

 11/99       Buy AUD       9,119        $ 5,902      $ 5,815         $ 87
 11/99       Buy HKD     626,600         80,644       80,642            2
                                        -------      -------         ----
                                        $86,546      $86,457         $ 89
                                        =======      =======         ====

                                                                  UNREALIZED
SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS    APPRECIATION
MONTH         TYPE       DELIVER          FOR       AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------

 11/99       Sell         77,640       $ 81,408     $ 81,846        $(438)
             EUR
 11/99       Sell         54,925         90,643       90,144          499
             GBP
                                       --------     --------        -----
                                       $172,051     $171,990        $  61
                                       ========     ========        =====

See Notes to Financial Statements.

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-------------------------------------------------------
The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of October 31, 1999. Percentages are based on net assets.

INDUSTRY
--------

Automobile Manufacturers                      1.0%
Automotive Parts                              0.2%
Beverages                                     0.8%
Broadcasting                                  0.3%
Building Materials                            0.7%
Business Services                             1.2%
Chemicals                                     0.9%
Clothing & Apparel                            0.5%
Computer Services & Software                  1.7%
Conglomerates                                 1.7%
Construction                                  1.1%
Consumer Products & Services                  3.2%
Electronic Components & Equipment            11.0%
Entertainment & Leisure                       1.5%
Equipment Services                            0.2%
Financial -- Bank & Trust                    11.9%
Financial Services                            3.5%
Food                                          7.4%
Hotels & Motels                               0.1%
Industrial Products                           1.2%
Insurance                                     2.6%
Machinery & Equipment                         1.9%
Medical Supplies & Equipment                  0.8%
Metals & Mining                               0.8%
Office Equipment                              0.9%
Oil & Gas                                     3.7%
Paper & Forest Products                       0.4%
Pharmaceuticals                               7.1%
Printing & Publishing                         3.3%
Real Estate                                   1.0%
Retail & Merchandising                        2.4%
Semiconductors                                1.3%
Telecommunications                           15.6%
Transportation                                0.5%
Utilities                                     1.4%
                                             -----
TOTAL                                        93.8%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JANUS CAPITAL
GROWTH PORTFOLIO

----------------------------------------------------
                          SHARES               VALUE
----------------------------------------------------

COMMON STOCK -- 79.8%
  ADVERTISING -- 0.2%
    DoubleClick, Inc.*      19,530    $    2,734,200
                                      --------------
  BEVERAGES -- 0.5%
    Coca-Cola Co.          120,620         7,116,580
                                      --------------
  COMPUTER HARDWARE -- 7.8%
    Apple Computer,
      Inc.*                483,080        38,706,785
    Dell Computer
      Corp.*             1,152,145        46,229,818
    EMC Corp.*             244,580        17,854,340
                                      --------------
                                         102,790,943
                                      --------------
  COMPUTER SERVICES & SOFTWARE -- 23.6%
    America Online,
      Inc.*                793,460       102,901,845
    Cisco Systems,
      Inc.*              1,081,269        80,013,906
    Intuit, Inc.*          229,545         6,685,498
    Microsoft Corp.*       563,300        52,140,456
    VERITAS Software
      Corp.*               478,090        51,573,959
    Yahoo!, Inc.*           97,590        17,474,709
                                      --------------
                                         310,790,373
                                      --------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 9.7%
    General Electric
      Co.                  410,290        55,619,938
    Metromedia Fiber
      Network, Inc.
      Cl-A*                161,540         5,340,916
    Texas Instruments,
      Inc.                 755,080        67,768,430
                                      --------------
                                         128,729,284
                                      --------------
  ENTERTAINMENT & LEISURE -- 4.9%
    Time Warner, Inc.      939,550        65,474,891
                                      --------------
  FINANCIAL SERVICES -- 2.4%
    Fannie Mae             149,335        10,565,451
    Schwab, (Charles)
      Corp.                560,710        21,832,646
                                      --------------
                                          32,398,097
                                      --------------
  INSURANCE -- 4.3%
    American
      International
      Group, Inc.          438,975        45,186,989
    Progressive Corp.      124,325        11,507,833
                                      --------------
                                          56,694,822
                                      --------------
  OFFICE EQUIPMENT -- 0.5%
    Staples, Inc.*         274,492         6,090,291
                                      --------------
  PHARMACEUTICALS -- 3.5%
    MedImmune, Inc.*       400,815        44,891,280
    Pfizer, Inc.            41,784         1,650,468
                                      --------------
                                          46,541,748
                                      --------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  RETAIL & MERCHANDISING -- 8.3%
    Amazon.com, Inc.*      302,540    $   21,366,888
    Costco Companies,
      Inc.*                142,045        11,407,989
    Home Depot, Inc.       476,800        35,998,400
    Wal-Mart Stores,
      Inc.                 722,255        41,258,816
                                      --------------
                                         110,032,093
                                      --------------
  TELECOMMUNICATIONS -- 14.1%
    Level 3
      Communications,
      Inc.*                244,840        16,740,935
    Nokia Corp. Cl-A
      [ADR]                652,645        75,421,287
    Sprint Corp. (PCS
      Group)*              551,240        45,718,468
    Vodafone AirTouch
      PLC [ADR]            690,355        33,093,893
    WinStar
      Communications,
      Inc.*                400,000        15,525,000
                                      --------------
                                         186,499,583
                                      --------------
TOTAL COMMON STOCK
  (Cost $800,228,688)                  1,055,892,905
                                      --------------
FOREIGN STOCK -- 0.7%
  TELECOMMUNICATIONS
    Vodafone AirTouch
      PLC -- (GBP)
  (Cost $8,599,475)      1,876,215         8,712,691
                              --------------

                            PAR
                           (000)
                           -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.5%
    Federal Mortgage
      Corp.
5.24%, 12/03/99            $25,000        24,881,677
      5.55%, 01/10/00       25,000        24,718,646
                                      --------------
                                          49,600,323
                                      --------------
    Federal National
      Mortgage Assoc.
      4.97%, 02/01/00       15,000        14,803,271
      5.09%, 04/03/00       10,922        10,679,553
      5.17%, 11/16/99       30,000        29,934,234
      5.20%, 11/23/99       20,000        19,935,385
      5.21%, 12/02/99       20,000        19,908,801
      5.48%, 01/24/00-
         01/28/00           35,000        34,524,306
                                      --------------
                                         129,785,550
                                      --------------
  (Cost $179,429,751)                    179,385,873
                                      --------------

ASMT JANUS CAPITAL
GROWTH PORTFOLIO

----------------------------------------------------
                            PAR
                           (000)               VALUE
----------------------------------------------------

CORPORATE OBLIGATIONS -- 0.0%
  ENTERTAINMENT & LEISURE -- 0.0%
    Venetian Casino
      Resort LLC
      12.25%, 11/15/04      $  275    $      217,250
                                      --------------
  TELECOMMUNICATIONS -- 0.0%
    Lenfest
      Communications,
      Inc.
      7.625%, 02/15/08         140           141,050
      8.25%, 02/15/08          175           178,063
                                      --------------
                                             319,113
                                      --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $589,653)                            536,363
                                      --------------
COMMERCIAL PAPER -- 4.9%
    Associates First
      Capital Corp.
      5.30%, 11/01/99       10,000        10,000,000
    CIT Group Holdings,
      Inc.
      5.26%, 11/01/99       55,400        55,400,000
                                      --------------
  (Cost $65,400,000)                      65,400,000
                                      --------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary
      Investment Cash
      Fund                  17,462    $       17,462
    Temporary
      Investment Fund       17,462            17,462
                                      --------------
  (Cost $34,924)                              34,924
                                      --------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $1,054,282,491)                1,309,962,756
OTHER ASSETS LESS
  LIABILITIES -- 1.1%                     14,319,906
                                      --------------
NET ASSETS -- 100.0%                  $1,324,282,662
                                      ==============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

COMMON STOCK -- 73.0%
  AEROSPACE -- 3.4%
    AlliedSignal, Inc.       40,000    $  2,277,500
    General Motors Corp.
      Cl-H*                  50,000       3,640,625
    Northrop Grumman Corp.   23,000       1,262,125
                                       ------------
                                          7,180,250
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co.           39,900       2,189,513
                                       ------------
  BEVERAGES -- 2.9%
    Anheuser-Busch
      Companies, Inc.        23,000       1,651,688
    Coca-Cola Co.            43,800       2,584,200
    Coors, (Adolph) Co.
      Cl-B                   34,000       1,887,000
                                       ------------
                                          6,122,888
                                       ------------
  BROADCASTING -- 0.7%
    AT&T Corp. Liberty
      Media Group Cl-A*      36,000       1,428,750
                                       ------------
  CHEMICALS -- 0.3%
    Lyondell Chemical Co.    50,000         606,250
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 2.4%
    America Online, Inc.*     8,400       1,086,225
    Computer Associates
      International, Inc.    23,200       1,310,800
    Microsoft Corp.*         30,000       2,776,875
                                       ------------
                                          5,173,900
                                       ------------
  CONGLOMERATES -- 1.4%
    Philip Morris
      Companies, Inc.        30,000         755,625
    Textron, Inc.            30,000       2,315,625
                                       ------------
                                          3,071,250
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 1.8%
    Colgate-Palmolive Co.    30,000       1,815,000
    Procter & Gamble Co.     20,000       2,097,500
                                       ------------
                                          3,912,500
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    General Electric Co.     32,800       4,446,450
    Tandy Corp.*             68,400       4,304,925
    Texas Instruments,
      Inc.                   20,000       1,795,000
                                       ------------
                                         10,546,375
                                       ------------
  ENTERTAINMENT & LEISURE -- 0.9%
    Park Place
      Entertainment Corp.*  140,000       1,837,500
                                       ------------
  FINANCIAL -- BANK & TRUST -- 6.6%
    Bank of New York Co.,
      Inc.                   70,000       2,931,249
    Charter One Financial,
      Inc.                   91,225       2,240,702

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

    Chase Manhattan Corp.    30,000    $  2,621,250
    Morgan, (J.P.) & Co.,
      Inc.                   20,000       2,617,500
    Summit Bancorp           30,000       1,038,750
    Wells Fargo & Co.        51,000       2,441,625
                                       ------------
                                         13,891,076
                                       ------------
  FINANCIAL SERVICES -- 2.6%
    Citigroup, Inc.          60,000       3,247,500
    Morgan Stanley, Dean
      Witter & Co.           21,000       2,316,563
                                       ------------
                                          5,564,063
                                       ------------
  FOOD -- 4.1%
    General Mills, Inc.      13,650       1,190,109
    Heinz, (H.J.) Co.        44,000       2,101,000
    Kellogg Co.              49,000       1,950,813
    Quaker Oats Co.          30,000       2,100,000
    Tasty Baking Co.        120,000       1,275,000
                                       ------------
                                          8,616,922
                                       ------------
  HOTELS & MOTELS -- 0.4%
    Hilton Hotels Corp.      10,000          92,500
    Marriott
      International, Inc.
      Cl-A                   20,700         697,331
                                       ------------
                                            789,831
                                       ------------
  INSURANCE -- 3.2%
    Allmerica Financial
      Corp.                  70,000       4,003,125
    Ohio Casualty Corp.      13,000         216,938
    Travelers Property
      Casualty Corp. Cl-A    70,000       2,520,000
                                       ------------
                                          6,740,063
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Medtronic, Inc.          70,000       2,423,750
                                       ------------
  METALS & MINING -- 0.3%
    Phelps Dodge Corp.       13,000         732,875
                                       ------------
  OIL & GAS -- 7.5%
    Apache Corp.             51,000       1,989,000
    Atlantic Richfield Co.   30,000       2,795,624
    Exxon Corp.              36,100       2,673,656
    National Fuel Gas Co.    40,000       1,955,000
    Royal Dutch Petroleum
      Co.                    30,000       1,798,125
    Schlumberger Ltd.        45,000       2,725,313
    Unocal Corp.             55,700       1,921,650
                                       ------------
                                         15,858,368
                                       ------------
  PAPER & FOREST PRODUCTS -- 1.8%
    Champion International
      Corp.                  30,000       1,734,375
    Weyerhaeuser Co.         35,000       2,089,063
                                       ------------
                                          3,823,438
                                       ------------

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

PHARMACEUTICALS -- 8.5%
    American Home Products
      Corp.                  48,500    $  2,534,125
    Bristol-Meyers Squibb
      Co.                    44,000       3,379,750
    Merck & Co., Inc.        35,000       2,784,688
    Pfizer, Inc.             48,100       1,899,950
    Pharmacia & Upjohn,
      Inc.                   28,000       1,510,250
    SmithKline Beecham PLC
      [ADR]                  25,000       1,600,000
    Warner-Lambert Co.       52,000       4,150,249
                                       ------------
                                         17,859,012
                                       ------------
  RAILROADS -- 2.3%
    Kansas City Southern
      Industries, Inc.       75,000       3,557,813
    Norfolk Southern Corp.   50,000       1,221,875
                                       ------------
                                          4,779,688
                                       ------------
  REAL ESTATE -- 0.0%
    HRPT Properties Trust
      [REIT]                  7,100          65,231
    Senior Housing
      Properties Trust
      [REIT]*                   710           8,698
                                       ------------
                                             73,929
                                       ------------
  RESTAURANTS -- 1.2%
    McDonald's Corp.         60,000       2,475,000
                                       ------------
  RETAIL & MERCHANDISING -- 3.6%
    Costco Companies,
      Inc.*                  13,300       1,068,156
    Dayton-Hudson Corp.      39,000       2,520,375
    Penney, (J.C.) Co.,
      Inc.                   50,000       1,268,750
    Wal-Mart Stores, Inc.    49,800       2,844,825
                                       ------------
                                          7,702,106
                                       ------------
  SEMICONDUCTORS -- 2.0%
    Intel Corp.              38,000       2,942,625
    Maxim Integrated
      Products, Inc.*        17,000       1,341,938
                                       ------------
                                          4,284,563
                                       ------------
  TELECOMMUNICATIONS -- 6.4%
    Bell Atlantic Corp.      31,300       2,032,544
    GTE Corp.                27,200       2,040,000
    Lucent Technologies,
      Inc.                   20,400       1,310,700
    SBC Communications,
      Inc.                   87,372       4,450,510
    U.S. West, Inc.          60,000       3,663,750
                                       ------------
                                         13,497,504
                                       ------------
  TRANSPORTATION -- 0.4%
    Galileo International,
      Inc.                   30,700         922,919
                                       ------------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------

  UTILITIES -- 1.2%
    Northern States Power
      Co.                    59,200    $  1,272,800
    Unicom Corp.             33,100       1,268,144
                                       ------------
                                          2,540,944
                                       ------------
TOTAL COMMON STOCK
  (Cost $138,887,372)                   154,645,227
                                       ------------

                              PAR
                             (000)
                            -------

CORPORATE OBLIGATIONS -- 18.2%
  ADVERTISING -- 0.1%
    MDC Corp., Inc.
      10.50%, 12/01/06      $   250         250,625
                                       ------------
  AIRLINES -- 0.3%
    Delta Air Lines, Inc.
      10.375%, 12/15/22         500         593,125
                                       ------------
  BROADCASTING -- 0.4%
    Continental Cablevision, Inc.
      9.50%, 08/01/13           250         280,000
    Jacor Communications Co.
      9.75%, 12/15/06           500         526,250
                                       ------------
                                            806,250
                                       ------------
  BUILDING MATERIALS -- 0.2%
    USG Corp.
      8.50%, 08/01/05           500         526,037
                                       ------------
  BUSINESS SERVICES -- 0.1%
    NEXTLINK
      Communications, Inc.
      [STEP]
      11.51%, 04/15/08          250         153,750
                                       ------------
  CABLE TELEVISION -- 0.8%
    Charter Communication
      Holdings LLC
      8.62%, 04/01/09           400         379,000
    Comcast U.K. Cable
      Corp. [STEP]
      7.137%, 11/15/07          750         684,375
    Telewest
      Communications PLC
      [STEP]
      10.926%, 10/01/07         750         682,500
                                       ------------
                                          1,745,875
                                       ------------
  CHEMICALS -- 0.2%
    Equistar Chemicals
      L.P.
      7.55%, 02/15/26           250         198,750
    Huntsman ICI Chemicals
      144A
      10.125%, 07/01/09         250         248,125
                                       ------------
                                            446,875
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

ENTERTAINMENT & LEISURE -- 0.3%
    Hollywood Casino Corp.
      11.25%, 05/01/07      $   500    $    504,375
    Time Warner
      Entertainment Co.
      7.25%, 09/01/08           100          99,875
                                       ------------
                                            604,250
                                       ------------
  ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste North
      America Co. 144A
      10.00%, 08/01/09          500         427,500
                                       ------------
  FINANCIAL SERVICES -- 0.2%
    Associates Corp. of
      North America Cl-E
      7.375%, 06/11/07          500         505,878
                                       ------------
  HEALTHCARE SERVICES -- 0.0%
    FHP International
      Corp.
      7.00%, 09/15/03            50          49,688
                                       ------------
  HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.
      7.20%, 12/15/09           250         222,188
                                       ------------
  INSURANCE -- 0.5%
    Progressive Corp.
      6.625%, 03/01/29          500         430,000
    The Equitable Companies,
      Inc.
      9.00%, 12/15/04           500         541,250
                                       ------------
                                            971,250
                                       ------------
  MACHINERY & EQUIPMENT -- 0.4%
    Nationsrent, Inc.
      10.375%, 12/15/08         500         486,250
    United Rentals, Inc.
      9.25%, 01/15/09           500         453,750
                                       ------------
                                            940,000
                                       ------------
  OIL & GAS -- 1.8%
    Atlantic Richfield Co.
      10.875%, 07/15/05         500         586,875
    Belco Oil & Gas Corp.
      Cl-B
      8.875%, 09/15/07          100          95,250
    Canadian Forest Oil
      Ltd.
      8.75%, 09/15/07           500         477,500
    Cliffs Drilling Co.
      Cl-B
      10.25%, 05/15/03          250         250,000
    CMS Panhandle Holding
      Co.
      6.50%, 07/15/09           500         461,690
    Forest Oil Corp.
      10.50%, 01/15/06          500         517,500
    Gulf Canada Resources
      Ltd.
      8.25%, 03/15/17           100          93,000
    Mobil Corp.
      8.625%, 08/15/21          500         576,250

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Noram Energy Corp.
      [CVT]
      6.00%, 03/15/12       $   100    $     89,000
    Ocean Energy, Inc.
      Cl-B
      8.875%, 07/15/07          250         248,125
    Vastar Resources, Inc.
      6.50%, 04/01/09           500         478,125
                                       ------------
                                          3,873,315
                                       ------------
  PAPER & FOREST PRODUCTS -- 0.2%
    Chesapeake Corp.
      7.20%, 03/15/05           500         500,625
                                       ------------
  TELECOMMUNICATIONS -- 5.8%
    AT&T Corp.
      6.00%, 03/15/09           400         370,500
    Call-Net Enterprises,
      Inc. [STEP]
      10.80%, 05/15/09          500         281,250
    Cencall Communications
      Corp.
      9.80%, 01/15/04           490         498,575
    Centel Capital Corp.
      9.00%, 10/15/19           250         279,688
    Global Crossing
      Holdings Ltd.
      9.625%, 05/15/08          500         506,250
    GTE Corp.
      7.90%, 02/01/27           731         723,690
    Level 3 Communications,
      Inc.
      9.125%, 05/01/08          250         231,875
      6.27%, 12/01/08
         [STEP]                 250         146,875
      11.044%, 12/01/08
         [STEP] 144A            500         293,750
    Lin Television Co.
      8.375%, 03/01/08          250         232,500
    McLeodUSA, Inc.
      9.50%, 11/01/08           250         251,250
    Metromedia Fiber
      Network, Inc. Cl-B
      10.00%, 11/15/08          750         742,500
    MetroNet
      Communications Corp.
      [STEP]
      6.274%, 06/15/08        2,500       1,949,999
    NEXTLINK
      Communications, Inc.
      9.625%, 10/01/07          250         239,375
      10.75%, 11/15/08
         144A                   250         253,125
    Paramount
      Communication
      8.25%, 08/01/22           700         690,375
    PSINet, Inc. 144A
      11.00%, 08/01/09          250         256,250

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Qwest Communications
      International, Inc. Cl-B
      7.321%, 02/01/08
         [STEP]             $   500    $    382,500
      7.25%, 11/01/08           250         245,313
    Renaissance Media
      Group [STEP]
      3.87%, 04/15/08           598         412,620
    TCI
      Telecommunications,
      Inc.
      7.875%, 02/15/26          500         518,125
    TeleCommunications,
      Inc.
      9.80%, 02/01/12           500         601,875
    US West Communications
      5.65%, 11/01/04           650         618,093
    Williams
      Communications
      Group, Inc.
      10.875%, 10/01/09         500         513,750
    Worldwide Fiber, Inc. 144A
      12.50%, 12/15/05          250         256,250
      12.00%, 08/01/09          500         502,500
                                       ------------
                                         11,998,853
                                       ------------
  UTILITIES -- 6.6%
    Cleveland Electric
      Illuminating Co.
      7.43%, 11/01/09           250         243,438
      9.00%, 07/01/23           250         253,750
    Cleveland Electric
      Illuminating Co.
      Cl-D
      7.88%, 11/01/17           250         244,688
    Coda Energy, Inc. Cl-B
      10.50%, 04/01/06          150         153,750
    Commonwealth Edison Co.
      8.00%, 05/15/08           400         413,500
      8.375%, 02/15/23          428         433,350
    Connecticut Light &
      Power Co. Cl-C
      8.50%, 06/01/24         1,250       1,261,262
    Consumers Energy Co.
      7.375%, 09/15/23          500         452,500
    Duquesne Light Co.
      8.375%, 05/15/24        1,000       1,002,499
    El Paso Electric Co.
      8.90%, 02/01/06           500         521,250
    El Paso Electric Co.
      Cl-C
      8.25%, 02/01/03           200         204,500
    Gulf Power Co.
      6.875%, 01/01/26          500         446,250
    Gulf States Utilities
      8.70%, 04/01/24           250         250,000
    Jersey Central Power &
      Light Co.
      7.98%, 02/16/23           500         494,750

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    Metropolitan Edison
      Co. Cl-B
      8.15%, 01/30/23       $    75    $     74,183
    New York State
      Electric & Gas Corp.
      8.30%, 12/15/22           200         202,000
    Niagara Mohawk Power
      Corp.
      8.50%, 07/01/23           500         505,000
      8.50%, 07/01/23           124         125,860
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.529%, 07/01/10        1,000         731,250
    Potomic Edison Co.
      8.00%, 06/01/24           500         497,500
      7.75%, 05/01/25           650         632,125
    Public Service Co. of
      New Mexico Cl-A
      7.10%, 08/01/05           750         727,500
    Public Service Co. of
      New Mexico Cl-B
      7.50%, 08/01/18           760         716,300
    Public Service
      Electric & Gas Co.
      6.375%, 05/01/08          500         470,625
    Public Service of
      Colorado
      9.875%, 07/01/20          500         529,375
    Southwestern Public
      Service Co.
      8.20%, 12/01/22           750         757,500
    Texas Utilities
      7.375%, 10/01/25          500         466,250
    Union Electric Co.
      8.75%, 12/01/21           750         783,750
    Western Massachusetts
      Electric Co. Cl-V
      7.75%, 12/01/02           250         250,467
                                       ------------
                                         13,845,172
                                       ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $40,231,823)                     38,461,256
                                       ------------
U.S. TREASURY OBLIGATIONS -- 2.8%
    U.S. Treasury Notes
      5.625%, 05/15/08
  (Cost $6,491,948)           6,250       6,030,354
                                       ------------
COMMERCIAL PAPER -- 3.5%
    American Express
      Credit Corp.
      5.20%, 11/01/99
  (Cost $7,500,000)           7,500       7,500,000
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.7%
    Temporary Investment
      Cash Fund             2,854,721  $  2,854,721
    Temporary Investment
      Fund                  2,854,721     2,854,721
                                       ------------
  (Cost $5,709,442)                       5,709,442
                                       ------------
TOTAL INVESTMENTS --100.2%
  (Cost $198,820,585)                   212,346,279
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%)                   (327,746)
                                       ------------
NET ASSETS -- 100.0%                   $212,018,533
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.6% of net assets.

See Notes to Financial Statements.

ASMT PIMCO TOTAL
RETURN BOND PORTFOLIO

----------------------------------------------------
                               PAR)
                              (000             VALUE
----------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.1%
    Federal Home Loan
      Mortgage Corp.
      6.00%, 01/19/30
         [TBA]              $8,220      $  7,660,054
      6.30%, 06/01/04        3,000         2,942,702
      6.50%, 08/15/23-
         12/15/23            4,962         4,898,812
                                        ------------
                                          15,501,568
                                        ------------
    Federal National
      Mortgage Assoc.
      5.74%, 12/01/27
         [VR]                  229           225,023
      5.812%, 01/01/28
         [VR]                  245           240,610
      5.82%, 05/01/36
         [VR]                  213           209,264
      6.50%, 05/18/23        2,385         2,364,001
      7.00%, 02/15/27        3,614         3,263,324
      8.50%, 08/01/24-
         12/01/25              852           884,101
                                        ------------
                                           7,186,323
                                        ------------
    Government National
      Mortgage Assoc.
      6.50%, 01/25/30
         [TBA]               4,000         3,813,760
      6.875%, 02/01/40-
         02/04/40            5,000         4,930,614
      7.00%, 11/15/27          413           405,495
      7.00%, 11/22/29
         [TBA]               7,900         7,749,426
                                        ------------
                                          16,899,295
                                        ------------
    Student Loan
      Marketing Assoc.
        [VR]
      5.349%, 07/25/04       1,162         1,157,295
                                        ------------
  (Cost $41,229,242)                      40,744,481
                                        ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
    U.S. Treasury Bills
      4.68%, 02/10/00 #         85            83,831
      4.71%, 02/17/00 #         55            54,198
      4.82%, 02/17/00 #        100            98,542
      4.935%, 02/17/00 #        50            49,271
                                        ------------
                                             285,842
                                        ------------
    U.S. Treasury Bonds
      12.00%, 08/15/13       8,800        12,064,333
                                        ------------
    U.S. Treasury
      Inflationary Bonds
      3.625%, 01/15/08         827           798,310
      3.875%, 01/15/09-
         04/15/29            1,832         1,783,499
                                        ------------
                                           2,581,809
                                        ------------
    U.S. Treasury Notes
      5.50%, 02/29/00 #        325           325,307
                                        ------------
  (Cost $15,460,026)                      15,257,291
                                        ------------

----------------------------------------------------
                              PAR
                             (000)             VALUE
----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.1%
    Brazo 1998-A Cl-A2
      [FRB]
      5.83%, 06/01/23       $5,000      $  4,872,875
    Centre Series 1999
      144A
      6.71%, 02/01/09        2,996         2,826,502
    Chase Mortgage
      Finance Corp.
      1995-A Cl-A
      6.204%, 04/25/25       2,033         2,039,339
    Chase Series 1999-S8
      Cl-A1 [VR]
      6.35%, 06/25/29        5,000         4,925,975
    Countrywide Home
      Loans Series
      1998-18 Cl-2A3
      6.75%, 11/25/28        1,000           937,677
    Countrywide Home
      Loans Series 1999-7
      Cl-A3
      6.25%, 06/25/14        4,933         4,638,887
    Federal Housing
      Authority
      6.68%, 01/01/09          889           885,296
    First Plus Home Loan
      Trust Series 1998-5
      Cl-A3 [VR]
      6.06%, 09/10/11        1,000           996,705
    GE Capital Mortgage
      Services, Inc.
      Series 1999-11
      Cl-Y2
      6.00%, 05/25/29        3,100         3,032,591
    GE Capital Mortgage
      Services, Inc.
      Series 1999-5
      6.50%, 05/25/29        9,858         9,039,276
    Green Tree Financial
      Corp. 1999 Cl-A5
      7.86%, 04/01/31        1,400         1,404,379
    Merrill Lynch
      Mortgage Investors,
      Inc.
      6.95%, 06/18/29        2,689         2,696,489
    Morgan Stanley
      Capital Corp.
      Series 1997-H 144A
      6.86%, 05/15/06        2,523         2,519,914
    Norwest Asset
      Securities Corp.
      Series 1997-21
      Cl-A2
      7.00%, 01/25/28        2,388         2,343,100

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                               PAR
                             (000)             VALUE
----------------------------------------------------

    Norwest Asset Securities
      Corp. Series 1999-18
      Cl-A2
      6.00%, 07/25/29       $5,200      $  4,912,466
    Norwest Asset
      Securities Corp.
      Series 1999-25
      Cl-A4
      6.50%, 10/25/29        1,998         1,833,953
    PNC Mortgage
      Securities Corp.
      Series 1998-10
      Cl-1A6
      6.50%, 10/25/28        2,000         1,820,228
    Prudential Securities
      Secured Financing
      Co. Series 1999-C2
      Cl-A1
      6.955%, 06/15/08       2,965         2,953,311
                                        ------------
  (Cost $56,298,614)                      54,678,963
                                        ------------
CORPORATE OBLIGATIONS -- 39.7%
  AEROSPACE -- 1.1%
    Lockheed Martin Corp.
      6.85%, 05/15/01        2,000         1,990,000
                                        ------------
  AIRLINES -- 1.6%
    Continental Airlines,
      Inc.
      6.954%, 02/02/11       2,999         2,896,190
                                        ------------
  AUTOMOTIVE PARTS -- 2.8%
    TRW, Inc. 144A
      6.625%, 06/01/04       5,000         4,862,500
                                        ------------
  CABLE TELEVISION -- 1.7%
    Cox Communications,
      Inc. [VR]
      6.04%, 11/01/99        3,000         2,999,949
                                        ------------
  CONGLOMERATES -- 0.6%
    Philip Morris
      Companies, Inc.
      7.625%, 05/15/02       1,000         1,005,845
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Sears Roebuck
      Acceptance Corp.
      Cl-2
      6.86%, 08/06/01        2,000         2,002,500
                                        ------------
  ENVIRONMENTAL SERVICES -- 2.5%
    Waste Management,
      Inc. 144A
      6.50%, 05/14/04        5,000         4,321,550
                                        ------------

----------------------------------------------------
                              PAR
                             (000)             VALUE
----------------------------------------------------

  FINANCIAL -- BANK & TRUST -- 3.8%
    Bankers Trust Corp.
      [FRN]
      5.413%, 01/30/02      $1,000      $  1,001,295
    PNC Bank Corp. NA
      [VR]
      5.443%, 08/15/02       2,800         2,797,550
    Popular North
      America, Inc. Cl-D
      6.625%, 01/15/04       3,000         2,918,231
                                        ------------
                                           6,717,076
                                        ------------
  FINANCIAL SERVICES -- 20.5%
    AT&T Capital Corp.
      6.83%, 12/01/00        3,100         3,100,000
    Bear Stearns Co.
      [FRN]
      5.608%, 02/16/01       1,000         1,001,970
    Bear Stearns Co. [VR]
      5.888%, 03/18/05         500           500,621
    Beneficial Corp. Cl-H
      [FRN]
      5.559%, 01/09/02         500           499,386
    Caterpillar Financial
      Services Corp.,
      Inc.
      5.625%, 02/11/02
      [FRN]                    500           499,766
      6.875%, 08/01/04       4,000         3,970,000
    Cincinnati Financial
      Corp.
      6.90%, 05/15/28        4,700         4,241,750
    DTE Capital Corp.
      [VR] 144A
      7.11%, 11/15/03        3,000         2,943,750
    Ford Motor Credit Co.
      5.206%, 09/03/01
      [FRN]                  1,000           997,963
      6.70%, 07/16/04        2,000         1,980,000
    GMAC [FRN]
      5.438%, 04/29/02       2,800         2,789,133
    Goldman Sachs Group
      Cl-A [FRN] 144A
      5.798%, 12/07/01       2,000         1,995,080
    Lehman Brothers
      Holdings, Inc.
      6.025%, 12/01/00         800           799,964
      5.823%, 09/03/02
         [FRN]               1,800         1,800,133
    Merrill Lynch & Co.,
      Inc. [FRN]
      6.626%, 01/11/02       2,000         2,003,190
    Morgan Stanley, Dean
      Witter & Co. [FRN]
      5.699%, 03/11/03       1,000           995,255

ASMT PIMCO TOTAL
RETURN BOND PORTFOLIO

----------------------------------------------------
                               PAR
                             (000)             VALUE
----------------------------------------------------

  New England Educational
    Loan Marketing Assoc. Cl-
    B [FRN] 144A
    5.681%, 06/11/01        $1,000      $    999,413
    Pemex Finance Ltd.
      144A
      9.69%, 08/15/09        5,000         4,968,749
                                        ------------
                                          36,086,123
                                        ------------
  HEALTHCARE SERVICES -- 2.3%
    Columbia HCA
      Healthcare Corp.
      6.63%, 07/15/45        4,275         4,050,563
                                        ------------
  TELECOMMUNICATIONS -- 1.7%
    Cable & Wireless
      Communications PLC
      6.75%, 12/01/08        2,000         2,045,000
    MCI WorldCom, Inc.
      6.125%, 08/15/01       1,000           993,750
                                        ------------
                                           3,038,750
                                        ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $71,139,839)                      69,971,046
                                        ------------

                           PRINCIPAL
                           IN LOCAL
                           CURRENCY
                            (000)
                           ---------

FOREIGN BONDS -- 4.3%
  NEW ZEALAND -- 0.4%
    New Zealand
      Government
      10.00%, 03/15/02         600           327,832
      5.50%, 04/15/03          600           292,823
                                        ------------
                                             620,655
                                        ------------
  PHILIPPINES -- 1.1%
    Philippine Long
      Distance Telephone
      10.50%, 04/15/09       2,000         1,987,500
                                        ------------
  UNITED KINGDOM -- 2.8%
    United Mexican States
      8.75%, 05/30/02        3,000         4,878,529
                                        ------------
TOTAL FOREIGN BONDS
  (Cost $7,222,362)                        7,486,684
                                        ------------

                             PAR
                            (000)
                           ---------

SOVEREIGN ISSUES -- 1.0%
  ARGENTINA -- 0.5%
    Republic of
      Argentina++ [VR]
      14.25%, 11/30/99      $1,000           952,500
                                        ------------

----------------------------------------------------
                              PAR
                             (000)         VALUE
----------------------------------------------------

  PHILIPPINES -- 0.5%
    Republic of
      Philippines [BRB]
      6.50%, 12/01/17       $1,000      $    851,915
                                        ------------
TOTAL SOVEREIGN ISSUES
  (Cost $1,722,986)                        1,804,415
                                        ------------
COMMERCIAL PAPER -- 2.8%
    Ford Motor Credit
      Corp.
      5.29%, 11/17/99        1,300         1,296,944
    Mobil Australia
      Finance
      5.27%, 11/04/99        1,400         1,399,385
    National Rural
      Utilities
      Cooperative Finance
      Corp.
      5.30%, 11/12/99          500           499,190
      5.30%, 12/02/99        1,300         1,294,067
    US West Capital
      Funding Corp.+
      6.14%, 03/24/00          500           487,780
                                        ------------
  (Cost $4,977,306)                        4,977,366
                                        ------------
CERTIFICATES OF DEPOSIT -- 0.6%
    Mexico Credit Link
      10.50%, 02/22/02
  (Cost $1,000,000)          1,000         1,053,190
                                        ------------

                            SHARES
                            ------

SHORT-TERM INVESTMENTS -- 0.6%
    Temporary Investment
      Cash Fund            546,824           546,824
    Temporary Investment
      Fund                 546,824           546,824
                                        ------------
  (Cost $1,093,648)                        1,093,648
                                        ------------
TOTAL INVESTMENTS -- 111.9%
  (Cost $200,144,023)                    197,067,084
                                        ------------

                           NUMBER OF
                           CONTRACTS
                           ---------

WRITTEN OPTIONS -- (0.1)%
  CALL OPTIONS
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      100-15, Expires
      11/08/99+                  2            (5,320)
    30 Year U.S. Treasury
      Bond Futures,
      Strike Price 120,
      Expires 11/20/99         111            (1,734)
                                        ------------
                                              (7,054)
                                        ------------

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                           NUMBER OF
                           CONTRACTS       VALUE
----------------------------------------------------

PUT OPTIONS
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      99-14, Expires
      11/08/99+                  1      $       (920)
    30 Year Federal Home
      Loan Mortgage
      Corp., Strike Price
      99-19.75, Expires
      11/08/99+                  1            (2,220)
    30 Year U.S. Treasury
      Bond Futures,
      Strike Price 110,
      Expires 11/20/99          92            (5,750)
    Eurodollar Futures,
      Strike Price 93.5,
      Expires 12/18/00          83           (78,850)
    Eurodollar Futures,
      Strike Price 94,
      Expires 12/13/99          24            (6,300)
                                        ------------
                                             (94,040)
                                        ------------
TOTAL WRITTEN OPTIONS
  (Cost ($204,067))                         (101,094)
                                        ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (11.8%)                (20,866,502)
                                        ------------
NET ASSETS -- 100.0%                    $176,099,488
                                        ============

Foreign currency exchange contracts outstanding at October 31, 1999:

SETTLEMENT                CONTRACTS TO   IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE           RECEIVE          FOR        AT VALUE    APPRECIATION
--------------------------------------------------------------------------------

 11/99       Sell   GBP     3,060,000    $5,109,190    $5,030,661     $78,529
                                         ==========    ==========     =======

--------------------------------------------------------------------------------
#Securities with an aggregate market value of $611,149 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 1999:

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT     APPRECIATION
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------

U.S. Treasury 30 Year       12/99           $ 5,600       $ 33,640
 Bond
U.S. Treasury 5 Year        12/99               600         (2,375)
Bond
Euro Dollar                 12/99      EUR      750              1
Euro Dollar                 06/00      EUR   23,000        (12,400)
Euro Dollar                 12/00      EUR    8,750           (738)
                                                          --------
                                                          $ 18,128
                                                          ========

++Credit default swap agreements outstanding at October 31, 1999.

                                              NOTIONAL
                            EXPIRATION         AMOUNT     UNREALIZED
DESCRIPTION                   MONTH            (000)     DEPRECIATION
---------------------------------------------------------------------

Credit default on Republic
 of Argentina Bonds
6.15%                         03/01           $   300      $ 7,746
5.70%                         03/01               200        3,777
                                                           -------
                                                           $11,523
                                                           =======

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
+ Illiquid security. At the end of the year these securities amounted to less than 0.1% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 14.4% of net assets.

ASMT JPM
MONEY MARKET PORTFOLIO

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.6%
    Federal Home Loan Bank
      5.34%, 10/04/00       $ 5,000    $  4,996,825
      5.39%, 02/02/00         4,500       4,437,341
                                       ------------
                                          9,434,166
                                       ------------
    Federal Mortgage Corp.
      5.20%, 11/01/99        24,156      24,156,000
                                       ------------
  (Cost $33,590,166)                     33,590,166
                                       ------------
CERTIFICATES OF DEPOSIT -- 17.3%
    Abbey National
      Treasury
      5.22%, 05/11/00         1,500       1,499,620
    Bank of Nova Scotia
      [FRN]
      5.15%, 01/20/00++       2,000       1,999,459
    Banque National de
      Paris
      5.39%, 12/02/99         4,000       4,000,000
    Bayerische Hypo
      Vereinsbank
      5.15%, 04/25/00         2,000       1,999,443
    Bayerische Landesbank
      NY
      5.11%, 03/21/00         2,500       2,498,615
      5.87%, 08/04/00         1,000         999,782
      6.11%, 10/02/00         3,000       2,995,174
    Canadian Imperial Bank
      5.01%, 02/07/00         1,500       1,499,883
    Comerica Bank Notes
      [FRN]
      4.90%, 11/24/99++       1,500       1,499,780
    Commerzbank NY
      4.99%, 01/25/00         1,500       1,499,916
    Deutsche Bank
      5.00%, 01/06/00         1,500       1,499,922
    Dresdner Bank
      4.95%, 11/09/99         1,500       1,499,987
    PNC Bank Corp. [FRN]
      5.20%, 11/12/99++       3,000       2,998,980
    Royal Bank of Canada
      5.15%, 11/17/99         1,500       1,497,069
    Westdeutsche
      Landesbank
      5.36%, 12/06/99         5,000       5,000,001
                                       ------------
  (Cost $32,987,631)                     32,987,631
                                       ------------
CORPORATE OBLIGATIONS -- 18.0%
  FINANCIAL -- BANK &
    TRUST -- 12.0%
    Cades
      4.90%, 11/23/99         2,000       1,994,011
    Diageo Capital [PLC]
      6.23%, 11/24/99         5,000       4,997,404
    First Union National
      Bank [FRN]
      5.18%, 12/16/99++       3,000       2,999,166
    Fleet Financial Group
      6.23%, 01/13/00         1,500       1,499,027
    Key Bank NA
      5.49%, 01/28/00         3,000       3,001,478

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------

    NationsBank Corp. Cl-F
      [FRN]
      5.08%, 11/19/99++     $ 1,000    $  1,000,635
    NationsBank Texas
      Corp.
      6.75%, 08/15/00         1,000       1,005,558
    SouthTrust Bank NA
      [FRN]
      5.36%, 11/24/99++       5,000       4,994,775
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00         1,500       1,499,728
                                       ------------
                                         22,991,782
                                       ------------
  FINANCIAL SERVICES -- 4.7%
    American Express
      Centurion [FRN]
      5.20%, 01/26/00++       3,000       3,000,000
    CIT Group, Inc.
      5.25%, 11/03/99         3,500       3,497,325
    Citigroup, Inc. [VR]
      5.09%, 11/03/99         1,500       1,502,004
    Xerox Credit Corp.
      Cl-F
      5.32%, 03/31/00         1,000         999,822
                                       ------------
                                          8,999,151
                                       ------------
  TELECOMMUNICATIONS -- 1.3%
    AT&T Corp. [FRN]
      6.13%, 01/13/00++       2,500       2,499,303
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $34,490,236)                     34,490,236
                                       ------------
COMMERCIAL PAPER -- 48.4%
  CHEMICALS -- 2.3%
    DuPont, (E.I.) de
      Nemours & Co.
      5.26%, 11/29/99         4,500       4,481,590
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 4.2%
    Gillette Co.
      5.29%, 11/01/99         8,000       8,000,000
                                       ------------
  FINANCIAL -- BANK & TRUST --11.2%
    Bank of New York
      5.75%, 02/22/00         3,000       2,945,854
    BankAmerica Corp.
      5.77%, 01/26/00         1,500       1,479,324
    Caisse des Depots Et
      Cons
      5.32%, 11/01/99         5,000       5,000,000
    Dresdner Bank U.S.
      Finance, Inc.
      5.29%, 11/24/99         3,000       2,989,861
    Deutsche Bank
      Financial Corp.
      5.30%, 11/23/99         4,000       3,987,044
    SunTrust Bank
      5.26%, 11/29/99         5,000       4,979,544
                                       ------------
                                         21,381,627
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

---------------------------------------------------
                                PAR)
                               (000           VALUE
---------------------------------------------------

FINANCIAL SERVICES -- 20.8%
    Aegon Funding Corp.
      5.34%, 11/05/99       $ 2,000    $  1,998,813
      5.30%, 11/29/99         2,500       2,489,694
    Associates Corp.
      5.32%, 11/01/99         6,000       6,000,000
    BBI North America
      Funding Corp.
      5.35%, 12/07/99         6,000       5,967,900
    BellSouth Capital
      Funding Corp.
      5.68%, 02/10/00         3,500       3,444,226
    General Electric
      Capital Corp.
      5.92%, 01/25/00         3,000       2,958,067
      5.72%, 02/23/00         2,000       1,963,773
    General Motors
      Acceptance Corp.
      5.72%, 03/17/00         3,000       2,934,697
    UBS Finance, Inc.
      5.31%, 11/01/99         6,000       6,000,000
    Xerox Credit Corp.
      5.30%, 11/19/99         6,000       5,984,100
                                       ------------
                                         39,741,270
                                       ------------
  PHARMACEUTICALS -- 3.1%
    Pfizer, Inc.
      5.29%, 11/10/99         5,000       4,993,388
      5.27%, 12/01/99         1,000         995,608
                                       ------------
                                          5,988,996
                                       ------------
  RETAIL & MERCHANDISING -- 2.1%
    Wal-Mart Stores, Inc.
      5.30%, 12/13/99         4,000       3,975,267
                                       ------------
  TELECOMMUNICATIONS -- 2.6%
    British
      Telecommunications
      6.03%, 01/19/00         5,000       4,933,838
                                       ------------
  UTILITIES -- 2.1%
    The Southern Co.
      5.75%, 02/09/00         4,000       3,936,111
                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost $92,438,699)                     92,438,699
                                       ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $193,506,732)                   193,506,732
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3%)                       (2,422,942)
                                       ------------
NET ASSETS -- 100.0%                   $191,083,790
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.
++ Maturity date reflects the next interest rate change date.

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT
THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
BRB   --   Brady Bond
CVT   --   Convertible Security
FDR   --   Federal Depositary Receipt
FRB   --   Floating Rate Bond(1)
FRN   --   Floating Rate Note(1)
GDR   --   Global Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
TBA   --   To be Announced Security
VR    --   Variable Rate Bond(1)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar

(1) Rates shown for variable and floating
    rate securities are the coupon rates as of
    October 31, 1999.

(2) Rates shown are the effective yields
    at purchase date.

See Notes to Financial Statements.

OCTOBER 31, 1999

AMERICAN SKANDIA MASTER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                       ASMT
                                       ASMT             ASMT            ASMT          PIMCO           ASMT
                                   T. ROWE PRICE       JANUS          INVESCO         TOTAL           JPM
                                   INTERNATIONAL      CAPITAL          EQUITY         RETURN         MONEY
                                      EQUITY           GROWTH          INCOME          BOND          MARKET
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                   -------------   --------------   ------------   ------------   ------------

ASSETS:
Investments in Securities at
Value (A)                           $34,319,231    $1,309,962,756   $212,346,279   $197,067,084   $193,506,732
  Collateral Received for
    Securities Lent                          --       416,270,127     13,867,866             --             --
  Cash                                1,638,767           622,418        482,936             30        145,535
  Foreign Currency (B)                  137,690                --             --             --             --
  Receivable For:
    Securities Sold                     212,014                --             --     11,346,152             --
    Dividends and Interest               83,325           113,748      1,301,758      2,506,931        773,560
    Contributions by Feeder Funds       406,142        16,974,898      1,261,423        964,573      3,451,352
    Futures Variation Margin                 --                --             --        122,805             --
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                               499                --             --         78,529             --
  Deferred Organization Costs            13,590            13,590         13,680         13,680         13,696
                                    -----------    --------------   ------------   ------------   ------------
       Total Assets                  36,811,258     1,743,957,537    229,273,942    212,099,784    197,890,875
                                    -----------    --------------   ------------   ------------   ------------
LIABILITIES:
  Written Options Outstanding, at
    Value                                    --                --             --        101,094             --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                               527                --             --             --             --
  Unrealized Depreciation on Swap
    Agreements                               --                --             --         11,523             --
  Payable Upon Return of
    Securities Lent                          --       416,270,127     13,867,866             --             --
  Payable to Investment Manager          16,315         1,020,928        126,689         95,725         92,502
  Payable For:
    Securities Purchased                 86,540           677,197      2,860,285     34,983,435      4,979,544
    Withdrawals by Feeder Funds          69,487         1,586,530        309,614        774,416      1,707,236
    Accrued Expenses and Other
       Liabilities                       58,913           120,093         90,955         34,103         27,803
                                    -----------    --------------   ------------   ------------   ------------
       Total Liabilities                231,782       419,674,875     17,255,409     36,000,296      6,807,085
                                    -----------    --------------   ------------   ------------   ------------
NET ASSETS                          $36,579,476    $1,324,282,662   $212,018,533   $176,099,488   $191,083,790
                                    ===========    ==============   ============   ============   ============
(A) Investments at Cost             $30,115,237    $1,054,282,491   $198,820,585   $200,144,023   $193,506,732
                                    ===========    ==============   ============   ============   ============
(B) Foreign Currency at Cost        $   137,340    $           --   $         --   $         --   $         --
                                    ===========    ==============   ============   ============   ============

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                              ASMT
                                                  ASMT            ASMT          ASMT          PIMCO         ASMT
                                              T. ROWE PRICE      JANUS         INVESCO        TOTAL         JPM
                                              INTERNATIONAL     CAPITAL        EQUITY        RETURN        MONEY
                                                 EQUITY          GROWTH        INCOME         BOND         MARKET
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                                              -------------   ------------   -----------   -----------   ----------

INVESTMENT INCOME:
Interest                                       $   60,171     $  6,868,012   $ 2,442,083   $ 7,880,424   $5,021,465
    Dividends                                     416,000        1,403,604     1,605,578            --           --
    Foreign Taxes Withheld                        (64,691)         (42,666)      (74,758)       (4,609)         (62)
                                               ----------     ------------   -----------   -----------   ----------
      Total Investment Income                     411,480        8,228,950     3,972,903     7,875,815    5,021,403
                                               ----------     ------------   -----------   -----------   ----------
EXPENSES:
    Advisory Fees                                 232,476        6,824,885       990,476       762,481      495,965
    Shareholder Servicing Fees                      6,000            6,000         6,000         6,000        6,000
    Administration and Accounting Fees             37,501          357,931       132,215       117,980       78,842
    Custodian Fees                                 59,431           79,510        21,313        33,628       18,438
    Distribution Fees                               3,142           66,845        46,415            --           --
    Audit and Legal Fees                            1,704           50,104         9,765         8,519        7,328
    Organization Costs                              4,940            4,940         4,936         4,936        4,931
    Trustees' Fees                                  1,279           37,987         7,336         6,423        5,461
    Miscellaneous Expenses                         20,916           40,155        12,721        10,645        8,080
                                               ----------     ------------   -----------   -----------   ----------
      Total Expenses                              367,389        7,468,357     1,231,177       950,612      625,045
      Less: Fees Paid Indirectly                   (3,142)         (66,845)      (46,415)           --           --
                                               ----------     ------------   -----------   -----------   ----------
      Net Expenses                                364,247        7,401,512     1,184,762       950,612      625,045
                                               ----------     ------------   -----------   -----------   ----------
Net Investment Income (Loss)                       47,233          827,438     2,788,141     6,925,203    4,396,358
                                               ----------     ------------   -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net Realized Gain (Loss) on:
      Securities                                 (400,387)     (53,578,848)    3,669,326    (1,981,358)       2,986
      Futures Contracts                                --               --            --    (1,282,084)          --
      Written Options Contracts                        --               --            --       113,032           --
      Swap Agreements                                  --               --            --       (36,085)          --
      Foreign Currency Transactions               (26,232)         (16,491)           --      (220,622)          --
                                               ----------     ------------   -----------   -----------   ----------
    Net Realized Gain (Loss)                     (426,619)     (53,595,339)    3,669,326    (3,407,117)       2,986
                                               ----------     ------------   -----------   -----------   ----------
    Net Change in Unrealized Appreciation
      (Depreciation) on:
      Securities                                4,329,808      239,637,098    11,102,698    (3,448,432)          --
      Futures Contracts                                --               --            --        18,128           --
      Written Options Contracts                        --               --            --       102,972           --
      Swap Agreements                                  --               --            --       (11,523)          --
      Translation of Assets and Liabilities
         Denominated in Foreign Currencies         (8,271)              28            --       103,619           --
                                               ----------     ------------   -----------   -----------   ----------
    Net Change in Unrealized Appreciation
      (Depreciation)                            4,321,537      239,637,126    11,102,698    (3,235,236)          --
                                               ----------     ------------   -----------   -----------   ----------
    Net Gain (Loss) on Investments              3,894,918      186,041,787    14,772,024    (6,642,353)       2,986
                                               ----------     ------------   -----------   -----------   ----------
    Net Increase in Net Assets Resulting
      from Operations                          $3,942,151     $186,869,225   $17,560,165   $   282,850   $4,399,344
                                               ==========     ============   ===========   ===========   ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ASMT                                  ASMT
                                                             T. ROWE PRICE                             JANUS
                                                         INTERNATIONAL EQUITY                     CAPITAL GROWTH
                                                               PORTFOLIO                             PORTFOLIO
                                                  -----------------------------------   -----------------------------------
                                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                        1999               1998               1999               1998
                                                  ----------------   ----------------   ----------------   ----------------

FROM OPERATIONS:
  Net Investment Income (Loss)                      $    47,233        $   (62,984)      $      827,438      $    100,273
  Net Realized Gain (Loss) on Investments              (426,619)          (150,133)         (53,595,339)       (5,429,678)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                     4,321,537             76,751          239,637,126        16,036,210
                                                    -----------        -----------       --------------      ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                         3,942,151           (136,366)         186,869,225        10,706,805
                                                    -----------        -----------       --------------      ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                      31,129,167         17,837,166        1,150,697,636       159,785,442
  Withdrawals by Feeder Funds                       (13,512,625)        (6,177,388)        (167,522,691)      (24,236,532)
                                                    -----------        -----------       --------------      ------------
Net Increase in Net Assets from Capital
  Transactions                                       17,616,542         11,659,778          983,174,945       135,548,910
                                                    -----------        -----------       --------------      ------------
       Total Increase in Net Assets                  21,558,693         11,523,412        1,170,044,170       146,255,715
NET ASSETS:
  Beginning of Period                                15,020,783          3,497,371          154,238,492         7,982,777
                                                    -----------        -----------       --------------      ------------
  End of Period                                     $36,579,476        $15,020,783       $1,324,282,662      $154,238,492
                                                    ===========        ===========       ==============      ============

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

--------------------------------------------------------------------------------

                                          ASMT                                  ASMT                         ASMT
                                         INVESCO                                PIMCO                        JPM
                                      EQUITY INCOME                       TOTAL RETURN BOND              MONEY MARKET
                                        PORTFOLIO                             PORTFOLIO                   PORTFOLIO
                           -----------------------------------   -----------------------------------   ----------------
                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                             OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                 1999               1998               1999               1998               1999
                           ----------------   ----------------   ----------------   ----------------   ----------------

FROM OPERATIONS:
Net Investment Income
(Loss)                       $  2,788,141      $    686,732       $  6,925,203       $  1,179,198      $   4,396,358
  Net Realized Gain
    (Loss) on Investments       3,669,326          (510,100)        (3,407,117)           668,243              2,986
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments                11,102,698         2,366,592         (3,235,236)           311,039                 --
                             ------------       ------------       ------------       ------------      -------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations              17,560,165         2,543,224            282,850          2,158,480          4,399,344
                             ------------       ------------       ------------       ------------      -------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                     169,163,603        69,154,397        163,559,170         67,718,213        398,826,561
  Withdrawals by Feeder
    Funds                     (38,155,462)      (14,750,075)       (47,117,698)       (15,526,070)      (261,147,912)
                             ------------       ------------       ------------       ------------      -------------
Net Increase in Net
  Assets from Capital
  Transactions                131,008,141        54,404,322        116,441,472         52,192,143        137,678,649
                             ------------       ------------       ------------       ------------      -------------
      Total Increase in
         Net Assets           148,568,306        56,947,546        116,724,322         54,350,623        142,077,993
NET ASSETS:
  Beginning of Period          63,450,227         6,502,681         59,375,166          5,024,543         49,005,797
                             ------------       ------------       ------------       ------------      -------------
  End of Period              $212,018,533      $ 63,450,227       $176,099,488       $ 59,375,166      $ 191,083,790
                             ============       ============       ============       ============      =============

                                 ASMT
                                 JPM
                             MONEY MARKET
                              PORTFOLIO
                           ----------------
                              YEAR ENDED
                             OCTOBER 31,
                                 1998
                           ----------------

FROM OPERATIONS:
Net Investment Income
(Loss)                       $    785,810
  Net Realized Gain
    (Loss) on Investments            (733)
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments                        --
                             ------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations                 785,077
                             ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                     103,736,368
  Withdrawals by Feeder
    Funds                     (57,510,543)
                             ------------
Net Increase in Net
  Assets from Capital
  Transactions                 46,225,825
                             ------------
      Total Increase in
         Net Assets            47,010,902
NET ASSETS:
  Beginning of Period           1,994,895
                             ------------
  End of Period              $ 49,005,797
                             ============

See Notes to Financial Statements.

AMERICAN SKANDIA MASTER TRUST
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                               Ratio of Expenses to
                                                                               Average Net Assets(4)
                                                                            ---------------------------
                                     Year       Net Assets at   Portfolio      Net      Expenses Before   Ratio of Net Investment
                                     Ended      End of Period   Turnover    Operating      Fees Paid         Income (Loss) to
                                  October 31,     (in 000s)       Rate      Expenses      Indirectly*      Average Net Assets(4)
                                  -----------   -------------   ---------   ---------   ---------------   -----------------------

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO:      1999        $   36,579         31%       1.57%          1.58%                  0.20%
--------------------------------
--------------------------------
                                     1998            15,021         20%       2.60%          2.60%                 (0.67%)
                                     1997(1)          3,497          1%       6.26%          6.26%                 (3.78%)
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:            1999        $1,324,283         47%       1.08%          1.09%                  0.12%
--------------------------------
--------------------------------
                                     1998           154,238         77%       1.27%          1.27%                  0.17%
                                     1997(1)          7,983         83%       2.79%          2.79%                  0.69%
ASMT INVESCO
EQUITY INCOME PORTFOLIO:             1999        $  212,019         66%       0.90%          0.93%                  2.11%
--------------------------------
--------------------------------
                                     1998            63,450         70%       1.13%          1.13%                  2.11%
                                     1997(2)          6,503         46%       2.66%          2.66%                  2.39%
ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO:         1999        $  176,099        145%       0.81%          0.81%                  5.90%
--------------------------------
--------------------------------
                                     1998            59,375        418%       1.07%          1.07%                  5.05%
                                     1997(2)          5,025         93%       2.22%          2.22%                  3.51%
ASMT JPM
MONEY MARKET PORTFOLIO:              1999        $  191,084        N/A        0.63%          0.63%                  4.43%
--------------------------------
--------------------------------
                                     1998            49,006        N/A        0.72%          0.72%                  4.69%
                                     1997(3)          1,995        N/A        3.91%          3.91%                  1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.
 * Includes commissions received by American Skandia Marketing, Incorporated under the Trust's Distribution Plan as described in Note 3 to the Financial
   Statements.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at
October 31, 1999, consisted of five diversified portfolios: ASMT T. Rowe Price
International Equity Portfolio ("International Equity"), ASMT Janus Capital
Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio
("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"),
and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities
Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of October 31, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange

gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract
("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)
or sell (in the case of a put option) the underlying security of the contract.
The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the
Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate,

                                                   AMERICAN SKANDIA MASTER TRUST

foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or
"floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

     Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

SECURITIES LOANS -- Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

     Lending securities involves certain risks, including the risk that the
Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

     At October 31, 1999, securities lending activities are summarized as follows:

                                       MARKET VALUE
                                       OF SECURITIES    MARKET VALUE     INCOME FROM
PORTFOLIO                                 ON LOAN       OF COLLATERAL     LENDING*
-------------------------------------  -------------    -------------    -----------

Janus Capital Growth                   $431,307,303     $416,270,127       $18,935
Equity Income                            13,673,728       13,867,866           489

* Income earned, for the period, is included in interest income on the Statement of Operations.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as

reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADVISORY FEES -- The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment
Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services.
The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: Rowe Price-Fleming International, Inc., a United Kingdom
Corporation, for International Equity; Janus Capital Corporation for Capital
Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment
Management Co. for Total Return Bond; and J.P. Morgan Investment Management Inc.
for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income,
Total Return Bond, and Money Market Portfolios, respectively.

SUB-ADVISORY FEES -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%,
 .25%, and .15% of the average daily net assets of the International Equity,
Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios,
respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment
Manager. The annual rates of the fees payable to the Sub-advisors for
International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

MANAGEMENT OF THE TRUST -- Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

DISTRIBUTOR -- The Trust has adopted a Distribution Plan (the "Plan") under Rule
12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia
Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of shares of the American Skandia Advisor Funds,
Inc. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for
"introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

     Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and
a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. From July 27, 1999 to October 31, 1999, commissions received by ASMI totaled $116,402.

4. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios are treated as partnerships for federal income tax purposes.
Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and

                                                   AMERICAN SKANDIA MASTER TRUST

unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 1999, were as follows:

                                             PURCHASES          SALES
                                           --------------    ------------

International Equity                       $   23,830,177    $  6,815,350
Equity Income                                 200,599,118      78,880,492
Capital Growth                              1,020,183,736     263,359,740
Total Return Bond                             216,015,652      97,378,650

     Purchases and sales of U.S. government securities, during the year ended
October 31, 1999, were as follows:

                                             PURCHASES          SALES
                                           --------------    ------------

Equity Income                              $    7,565,293    $  2,365,275
Total Return Bond                             105,075,970      83,659,919

     At October 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                AGGREGATE        UNREALIZED      UNREALIZED      APPRECIATION
                                   COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
                              --------------    ------------    ------------    --------------

International Equity          $   30,372,088    $ 4,979,038      $1,031,895      $  3,947,143
Capital Growth                 1,054,282,491    263,628,593       7,948,328       255,680,265
Equity Income                    198,824,289     20,700,727       7,178,737        13,521,990
Total Return Bond                201,316,014        781,048       5,131,072        (4,350,024)
Money Market                     193,506,732             --              --                --

6. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the year ended October 31, 1999, were as follows:

                                             TOTAL RETURN BOND
                                       ------------------------------
                                           NUMBER OF
                                           CONTRACTS         PREMIUM
                                       -----------------    ---------

Balance at beginning of period                 --           $      --
Written                                       820             359,073
Expired                                      (436)           (113,032)
Exercised                                     (70)            (41,974)
Closed                                         --                  --
                                             ----           ---------
Balance at end of period                      314           $ 204,067
                                             ====           =========

     At October 31, 1999, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

                                                   AMERICAN SKANDIA MASTER TRUST

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of American Skandia Master Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of the ASMT T. Rowe Price International Equity
Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income
Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT JPM Money Market
Portfolio of American Skandia Master Trust (the "Trust") at October 31, 1999,
the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the supplemental data for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 1999

                                                         APPENDIX
                                                         --------

         The rating  information  which follows  describes how the rating services  mentioned  presently rate the described securities.  No reliance  is made upon the rating  firms as  "experts"  as that term is defined  for  securities  purposes.
Rather,  reliance on this  information is on the basis that such ratings have become  generally  accepted in the investment business.

                                      Description of Certain Debt Securities Ratings
                                      ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

         Aaa -- Bonds  which  are rated  Aaa are  judged to be of the best  quality.  They  carry  the  smallest  degree of investment  risk  and  are  generally  referred  to as  "gilt  edge."  Interest  payments  are  protected  by a  large,  or exceptionally  stable,  margin, and principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds  which are rated Aa are judged to be of high  quality by all  standards.  Together  with the Aaa group they  comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A --  Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and are to be  considered  as upper-medium-grade  obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations  (i.e.,  they are  neither  highly protected  nor poorly  secured).  Interest  payments and  principal  security  appear  adequate for the present but certain protective  elements  may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well  safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

         AAA -- Debt rated AAA has the highest  rating  assigned by Standard & Poor's.  Capacity to pay  interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong  capacity  to pay  interest  and repay  principal,  although  it is  somewhat  more susceptible  to the  adverse  effects  of  changes in  circumstances  and  economic  conditions  than debt in higher  rated categories.

         BBB - Debt rated BBB is regarded  as having an adequate  capacity to pay  interest  and repay  principal.  Whereas they normally exhibit  adequate  protection  parameters,  adverse economic  conditions or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher rated categories.

         BB,  B,  CCC,  CC,  C -- Debt  rated  BB,  B,  CCC,  CC and C is  regarded  as  having  predominantly  speculative characteristics  with  respect  to  capacity  to pay  interest  and repay  principal.  BB  indicates  the  least  degree of speculation  and C the highest.  While such debt will likely have some quality and  protective  characteristics,  these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other speculative issues.  However, it faces major  ongoing  uncertainties  or exposure to adverse  business,  financial,  or  economic  conditions  which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay  interest  and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent  upon  favorable business,  financial,  and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business,  economic or  financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC  rating  category  is also used for debt  subordinated  to senior  debt that is  assigned  an actual or implied B or B- rating.

         CC -- The rating CC  typically  is applied  to debt  subordinated  to senior  debt that is  assigned  an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes  that such  payments  will be made  during  such grace  period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified  by the  addition of a plus of minus sign to show relative standing within the major rating categories.

                                      Description of Certain Commercial Paper Ratings
                                      -----------------------------------------------

Moody's:

         Prime-1 -- Issuers  rated Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior
short-term   debt   obligations.   Prime-1   repayment   ability  will  often  be  evidenced  by  many  of  the   following
characteristics:  leading  market  positions  in  well-established  industries;  high  rates of return  on funds  employed;
conservative  capitalization  structures  with  moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings coverage of fixed financial charges and high internal cash generation;  and well-established  access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser  degree.  Earnings  trends and coverage  ratios,  while  sound,  may be more  subject to  variation.  Capitalization characteristics,  while still  appropriate,  may be more  affected by external  conditions.  Ample  alternate  liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting  institutions) have an acceptable ability for repayment of senior  short-term  debt  obligations.  The  effect  of  industry  characteristics  and  market  compositions  may be  more pronounced.  Variability in earnings and profitability  may result in changes in the level of debt protection  measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

         A-1 -- This highest category  indicates that the degree of safety  regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues  carrying this  designation  have adequate  capacity for timely  payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt  rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.